UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2022

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

iShares Trust

•	iShares Global Clean Energy ETF | ICLN | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, out-paced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of October 31, 2021	iShares® Global Clean Energy ETF

Investment Objective

The iShares Global Clean Energy ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the clean energy sector, as represented by the S&P Global Clean Energy IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	9.36%	30.35%	25.79%	12.59%	30.35%	214.94%	227.32%
Fund Market	9.34	30.14	25.81	12.74	30.14	215.17	231.71
Index	9.53	30.51	25.83	11.83	30.51	215.43	205.87

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 5 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,093.60	$2.11	$1,000.00	$1,023.20	$2.04		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 5 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Electric Utilities	21.6%
Semiconductor Equipment	19.6
Heavy Electrical Equipment	15.1
Renewable Electricity	14.2
Electrical Components & Equipment	13.5
Multi-Utilities	6.3
Semiconductors	5.4
Oil & Gas Refining & Marketing	1.9
Independent Power Producers & Energy Traders	1.1
Other (each representing less than 1%)	1.3

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	41.5%
Denmark	13.3
Canada	7.0
China	6.6
Spain	6.1
Portugal	5.5
United Kingdom	3.9
Switzerland	2.6
South Korea	2.0
Germany	1.8

(a)	Excludes money market funds.

4	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	5

Schedule of Investments (unaudited) October 31, 2021	iShares® Global Clean Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 1.6%
Verbund AG	1,045,986	$109,035,930

Brazil — 0.7%
Centrais Eletricas Brasileiras SA, ADR(a)	5,372,930	32,667,415
Cia. Paranaense de Energia, ADR(a)	2,381,385	12,168,877

		44,836,292

Canada — 7.0%
Algonquin Power & Utilities Corp.	6,129,524	88,357,069
Ballard Power Systems Inc.(a)(b)	4,962,585	89,940,838
Boralex Inc., Class A	1,772,311	54,847,698
Brookfield Renewable Corp., Class A	1,623,517	67,244,248
Canadian Solar Inc.(a)(b)	684,975	28,460,711
Innergex Renewable Energy Inc.	2,713,002	45,158,243
Northland Power Inc.	3,360,134	108,031,458

		482,040,265

Chile — 0.5%
Enel Americas SA, ADR	5,750,187	32,546,058

China — 6.6%
China Datang Corp. Renewable Power Co. Ltd., Class H	46,178,000	19,536,775
Daqo New Energy Corp., ADR(a)(b)	1,182,069	91,953,147
Flat Glass Group Co. Ltd., Class H(a)	7,953,000	42,633,403
GCL New Energy Holdings Ltd.(a)(b)	159,340,000	7,468,081
JinkoSolar Holding Co. Ltd., ADR(a)(b)	763,745	45,687,226
Xinjiang Goldwind Science & Technology Co. Ltd., Class H(a)	15,317,200	34,253,764
Xinyi Energy Holdings Ltd.	42,358,000	24,975,944
Xinyi Solar Holdings Ltd.(a)	89,974,000	186,899,328

		453,407,668

Denmark — 13.3%
Orsted A/S(c)	2,599,040	367,094,827
Vestas Wind Systems A/S(a)	12,694,482	548,777,539

		915,872,366

France — 0.8%
McPhy Energy SA(a)(b)	441,791	11,987,497
Neoen SA(a)(b)(c)	955,815	44,008,042

		55,995,539

Germany — 1.8%
Encavis AG(a)	2,019,598	42,322,542
Nordex SE(a)(b)	2,128,359	39,113,511
SMA Solar Technology AG(a)	337,529	17,846,118
VERBIO Vereinigte BioEnergie AG	351,197	27,924,006

		127,206,177

India — 0.1%
Azure Power Global Ltd.(a)(b)	274,671	6,534,423

Israel — 0.7%
Energix-Renewable Energies Ltd.(a)	3,878,964	18,256,661
Enlight Renewable Energy Ltd.(b)	12,677,543	31,254,275

		49,510,936

Italy — 0.8%
ERG SpA	828,073	29,913,239
Falck Renewables SpA	2,314,014	23,337,846

		53,251,085

Japan — 0.8%
gremz Inc.	125,100	2,879,711

Security	Shares	Value

Japan (continued)
RENOVA Inc.(b)	838,100	$36,868,753
West Holdings Corp.	321,600	17,974,783

		57,723,247

New Zealand — 1.5%
Contact Energy Ltd.	9,010,190	52,870,260
Meridian Energy Ltd.	14,590,541	52,267,607

		105,137,867

Norway — 1.1%
NEL ASA(a)(b)	14,175,436	30,013,165
Scatec ASA	2,365,252	46,654,506

		76,667,671

Portugal — 5.5%
EDP - Energias de Portugal SA	43,692,066	246,538,598
EDP Renovaveis SA(a)	4,767,118	132,809,986

		379,348,584

Singapore — 0.1%
Maxeon Solar Technologies Ltd.(a)(b)	426,612	9,611,568

South Korea — 1.9%
CS Wind Corp.(a)	468,804	27,987,420
Doosan Fuel Cell Co. Ltd.(a)(b)	806,088	36,185,606
Hanwha Solutions Corp.(b)	1,822,623	63,942,706
Unison Co. Ltd.(a)(b)	2,110,248	6,237,861

		134,353,593

Spain — 6.1%
Iberdrola SA	22,632,121	267,252,276
Siemens Gamesa Renewable Energy SA(b)	4,462,161	121,083,369
Solaria Energia y Medio Ambiente SA(b)	1,488,269	29,783,524

		418,119,169

Sweden — 0.3%
PowerCell Sweden AB(a)(b)	921,227	20,589,026

Switzerland — 2.5%
BKW AG	290,859	38,535,070
Meyer Burger Technology AG(a)(b)	48,241,903	23,022,389
Siemens Energy AG(b)	3,966,866	113,851,359

		175,408,818

United Kingdom — 3.9%
Atlantica Sustainable Infrastructure PLC	924,075	36,362,351
SSE PLC	10,404,721	234,310,088

		270,672,439

United States — 41.3%
Aemetis Inc.(b)	566,192	11,267,221
Array Technologies Inc.(a)(b)	2,369,755	50,594,269
Avangrid Inc.	1,037,695	54,686,527
Bloom Energy Corp., Class A(a)(b)	2,894,724	90,489,072
Clearway Energy Inc., Class C	1,215,734	43,134,242
Consolidated Edison Inc.	4,620,642	348,396,407
Enphase Energy Inc.(a)(b)	2,672,411	619,010,560
First Solar Inc.(a)(b)	1,962,834	234,735,318
FuelCell Energy Inc.(a)(b)	4,801,482	38,363,841
Green Plains Inc.(a)(b)	794,524	30,152,186
Ormat Technologies Inc.(a)	666,962	48,241,361
Plug Power Inc.(a)(b)	10,261,587	392,710,935
Renewable Energy Group Inc.(a)(b)	997,238	63,823,232
Shoals Technologies Group Inc., Class A(a)(b)	2,023,666	62,713,409
SolarEdge Technologies Inc.(a)(b)	1,037,642	368,030,865
Sunnova Energy International Inc.(a)(b)	1,845,147	82,219,750
SunPower Corp.(a)(b)	1,647,078	55,440,646

6	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Global Clean Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Sunrun Inc.(a)(b)	4,088,065	$235,799,589
TPI Composites Inc.(a)(b)	739,430	24,867,031

		2,854,676,461

Total Common Stocks — 98.9% (Cost: $5,840,205,370)		6,832,545,182

Preferred Stocks

Brazil — 0.7%
Cia. Energetica de Minas Gerais, Preference Shares, ADR(a)	22,379,024	50,352,804

Total Preferred Stocks — 0.7% (Cost: $42,892,189)		50,352,804

Short-Term Investments

Money Market Funds — 11.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(d)(e)(f)	744,397,392	744,769,591
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	15,260,000	15,260,000

		760,029,591

Total Short-Term Investments — 11.0% (Cost: $759,986,816)		760,029,591

Total Investments in Securities — 110.6% (Cost: $6,643,084,375)		7,642,927,577

Other Assets, Less Liabilities — (10.6)%		(733,022,026)

Net Assets — 100.0%		$6,909,905,551

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$436,749,892	$308,019,843	(a)	$—		$(21,855)	$21,711	$744,769,591	744,397,392	$1,559,712	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	43,810,000	—		(28,550,000	)(a)	—	—	15,260,000	15,260,000	962		—

						$(21,855)	$21,711	$760,029,591		$1,560,674		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

7

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Global Clean Energy ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	107	12/17/21	$5,246	$105,197
MSCI Emerging Markets Index	33	12/17/21	2,082	(29,635)
S&P 500 E-Mini Index	29	12/17/21	6,666	229,819

				$305,381

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$2,292,452	$195,902	(c)	$2,488,306	0.0%
	Monthly	HSBC Bank PLC(d)	02/10/23	6,751,197	454,674	(e)	7,394,595	0.1

					$650,576		$9,882,901

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $48 of net dividends and financing fees.
(e)

Amount includes $(188,724) of net dividends, payable for referenced securities purchased and financing fees. The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

8	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Global Clean Energy ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of October 31, 2021 expiration 2/27/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

United States
Green Plains Inc.	65,568	$2,488,306	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$2,488,306

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of October 31, 2021 expiration 2/10/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

United States
Green Plains Inc.	194,851	$7,394,595	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$7,394,595

Balances Reported in the Statement of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$650,576	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$335,016
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$650,576

$985,592

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$29,635

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$823,635
Swaps	4,596,805

$5,420,440

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$116,349
Swaps	(1,618,483)

$(1,502,134)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,758,579
Total return swaps:
Average notional value	$24,363,160

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

9

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Global Clean Energy ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$335,016	$29,635
Swaps - OTC(a)	650,576	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	985,592	29,635
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(335,016)	(29,635)

Total derivative assets and liabilities subject to an MNA	650,576	—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)

Goldman Sachs Bank USA	$195,902	$—		$—	$—	$195,902
HSBC Bank PLC	454,674	—		—	(454,674)	—

	$650,576	$—		$—	$(454,674)	$195,902

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,004,310,053	$2,828,235,129	$—	$6,832,545,182
Preferred Stocks	50,352,804	—	—	50,352,804
Money Market Funds	760,029,591	—	—	760,029,591

	$4,814,692,448	$2,828,235,129	$—	$7,642,927,577

Derivative financial instruments(a)
Assets
Futures Contracts	$229,819	$105,197	$—	$335,016
Swaps	—	650,576	—	650,576
Liabilities
Futures Contracts	(29,635)	—	—	(29,635)

	$200,184	$755,773	$—	$955,957

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

10	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

October 31, 2021

iShares Global Clean Energy ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$6,882,897,986
Affiliated(c)	760,029,591
Cash	718,869
Foreign currency, at value(d)	5,377,328
Cash pledged:
Futures contracts	459,000
Foreign currency collateral pledged:
Futures contracts(e)	388,416
Receivables:
Securities lending income — Affiliated	233,006
Variation margin on futures contracts	13,045
Capital shares sold	3,155,540
Dividends	5,153,569
Tax reclaims	767,167
Unrealized appreciation on:
OTC swaps	650,576

Total assets	7,659,844,093

LIABILITIES
Cash received:
Collateral — OTC derivatives	460,000
Collateral on securities loaned, at value	744,806,690
Payables:
Investments purchased	2,589,221
Investment advisory fees	2,082,631

Total liabilities	749,938,542

NET ASSETS	$6,909,905,551

NET ASSETS CONSIST OF:
Paid-in capital	$6,444,193,804
Accumulated earnings	465,711,747

NET ASSETS	$6,909,905,551

Shares outstanding	274,000,000

Net asset value	$25.22

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$739,014,385
(b) Investments, at cost — Unaffiliated	$5,883,097,559
(c) Investments, at cost — Affiliated	$759,986,816
(d) Foreign currency, at cost	$5,398,863
(e) Foreign currency collateral pledged, at cost	$390,122

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statements of Operations (unaudited)

Six Months Ended October 31, 2021

iShares Global Clean Energy ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$42,385,374
Dividends — Affiliated	962
Non-cash dividends — Unaffiliated	6,049,408
Securities lending income — Affiliated — net	1,559,712
Foreign taxes withheld	(2,284,865)

Total investment income	47,710,591

EXPENSES
Investment advisory fees	12,207,322
Commitment fees	9,895

Total expenses	12,217,217

Net investment income	35,493,374

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(119,109,258)
Investments — Affiliated	(21,855)
In-kind redemptions — Unaffiliated	39,133,458
Futures contracts	823,635
Foreign currency transactions	(473,210)
Swaps	4,596,805

Net realized loss	(75,050,425)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	631,079,123
Investments — Affiliated	21,711
Futures contracts	116,349
Foreign currency translations	(46,174)
Swaps	(1,618,483)

Net change in unrealized appreciation (depreciation)	629,552,526

Net realized and unrealized gain	554,502,101

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$589,995,475

See notes to financial statements.

12	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Global Clean Energy ETF

	Six Months Ended 10/31/21 (unaudited)	Period from 04/01/21 to 04/30/21	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$35,493,374	$14,355,638	$14,798,479
Net realized gain (loss)	(75,050,425)	(300,457,331)	271,060,644
Net change in unrealized appreciation (depreciation)	629,552,526	65,740,037	367,839,615

Net increase (decrease) in net assets resulting from operations	589,995,475	(220,361,656)	653,698,738

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(32,347,409)	—	(9,446,251)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	496,303,137	434,045,210	4,498,791,051

NET ASSETS
Total increase in net assets	1,053,951,203	213,683,554	5,143,043,538
Beginning of period	5,855,954,348	5,642,270,794	499,227,256

End of period	$6,909,905,551	$5,855,954,348	$5,642,270,794

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	iShares Global Clean Energy ETF
	Six Months Ended		Period From
	10/31/21 (unaudited)		04/01/21 to 04/30/21		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of period	$23.19		$24.07		$9.62	$9.75	$9.47	$8.54	$9.27

Net investment income(a)	0.13		0.06		0.13	0.11	0.19	0.26	0.25
Net realized and unrealized gain (loss)(b)	2.02		(0.94)		14.42	(0.08)	0.32	0.90	(0.67)

Net increase (decrease) from investment operations	2.15		(0.88)		14.55	0.03	0.51	1.16	(0.42)

Distributions(c)
From net investment income	(0.12)		—		(0.10)	(0.16)	(0.23)	(0.23)	(0.31)

Total distributions	(0.12)		—		(0.10)	(0.16)	(0.23)	(0.23)	(0.31)

Net asset value, end of period	$25.22		$23.19		$24.07	$9.62	$9.75	$9.47	$8.54

Total Return(d)
Based on net asset value	9.36	%(e)	(3.66	)%(e)	151.73%	0.12%	5.69%	13.90%	(4.39)%

Ratios to Average Net Assets
Total expenses	0.40	%(f)	0.41	%(f)	0.42%	0.46%	0.46%	0.47%	0.48%

Net investment income	1.18	%(f)	3.07	%(f)	0.57%	1.01%	2.13%	2.91%	2.86%

Supplemental Data
Net assets, end of period (000)	$6,909,906		$5,855,954		$5,642,271	$499,227	$208,595	$156,209	$80,235

Portfolio turnover rate(g)	26	%(e)	54	%(e)	31%	37%	42%	29%	35%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

14	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Global Clean Energy	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The

16	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Global Clean Energy
Barclays Bank PLC	$19,690,102	$19,690,102		$—	$—
Barclays Capital, Inc.	22,069,752	22,069,752		—	—
BNP Paribas SA	21,618,632	21,618,632		—	—
BofA Securities, Inc.	85,459,106	85,459,106		—	—
Citadel Clearing LLC	575,184	551,973		—	(23,211	)(b)
Citigroup Global Markets, Inc.	13,654,899	13,654,899		—	—
Credit Suisse AG	10,773,195	10,773,195		—	—
Credit Suisse Securities (USA) LLC	34,699,898	33,937,736		—	(762,162	)(b)
Deutsche Bank Securities, Inc.	524,554	91,245		—	(433,309	)(b)
Goldman Sachs & Co. LLC	94,725,107	94,226,699		—	(498,408	)(b)
HSBC Bank PLC	2,994,874	2,994,874		—	—
J.P. Morgan Securities LLC	76,969,699	76,969,699		—	—
Jefferies LLC	1,390,657	1,390,657		—	—
Macquarie Bank Ltd.	990,064	990,064		—	—
Morgan Stanley	257,109,232	256,019,803		—	(1,089,429	)(b)
Natixis S.A.	1,035,420	1,017,549		—	(17,871	)(b)
Scotia Capital (USA), Inc.	24,046,573	24,046,573		—	—
SG Americas Securities LLC	1,860,837	1,860,837		—	—
State Street Bank & Trust Co.	34,811,122	34,543,571		—	(267,551	)(b)
Toronto Dominion Bank	3,304,182	3,170,842		—	(133,340	)(b)
UBS AG	24,529,202	24,529,202		—	—
UBS Securities LLC	1,438,225	1,414,440		—	(23,785	)(b)
Wells Fargo Bank N.A.	2,962,098	2,941,054		—	(21,044	)(b)
Wells Fargo Securities LLC	1,781,771	1,779,287		—	(2,484	)(b)

	$739,014,385	$735,741,791		$—	$(3,272,594)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the Fund to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

18	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078

Prior to July 14, 2021, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.480%
Over $10 billion, up to and including $20 billion	0.430
Over $20 billion, up to and including $30 billion	0.380
Over $30 billion	0.342

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement,

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (unaudited) (continued)

will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the six months ended October 31, 2021, the Fund paid BTC $438,279 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended October 31, 2021, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Global Clean Energy	$3,480,594	$3,936,575	$(403,405)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Global Clean Energy	$1,657,288,821	$1,573,872,403

For the six months ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Global Clean Energy	$592,609,740	$142,624,752

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2021, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $441,682,915.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Global Clean Energy	$6,684,627,564	$1,228,432,094	$(269,176,124)	$959,255,970

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Notes to Financial Statements (unaudited) (continued)

9.	LINE OF CREDIT

The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the six months ended October 31, 2021, the Fund did not borrow under the Credit Agreement or Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Six Months Ended 10/31/21		Period From 04/01/21 to 04/30/21		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount	Shares	Amount

Global Clean Energy
Shares sold	28,400,000	$646,766,299	21,400,000	$512,390,471	208,000,000	$5,064,503,842
Shares redeemed	(6,900,000)	(150,463,162)	(3,300,000)	(78,345,261)	(25,500,000)	(565,712,791)

Net increase	21,500,000	$496,303,137	18,100,000	$434,045,210	182,500,000	$4,498,791,051

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Global Clean Energy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	23

Board Review and Approval of Investment Advisory Contract (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

24	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Global Clean Energy(a)	$0.122738	$—	$0.001484	$0.124222	99%	—%	1%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

S U P P L E M E N T A L I N F O R M A T I O N	25

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

26	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	27

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-SAR-408-1021

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

iShares Trust

•	iShares Dow Jones U.S. ETF | IYY | NYSE Arca

•	iShares U.S. Energy ETF | IYE | NYSE Arca

•	iShares U.S. Healthcare ETF | IYH | NYSE Arca

•	iShares U.S. Technology ETF | IYW | NYSE Arca

•	iShares U.S. Transportation ETF | IYT | Cboe BZX

•	iShares U.S. Utilities ETF | IDU | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of October 31, 2021	iShares® Dow Jones U.S. ETF

Investment Objective

The iShares Dow Jones U.S. ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Dow Jones U.S. IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	10.22%	43.36%	18.75%	15.91%	43.36%	136.18%	337.63%
Fund Market	10.12	43.31	18.74	15.90	43.31	136.06	337.39
Index	10.34	43.66	18.99	16.13	43.66	138.51	345.99

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,102.20	$1.06	$1,000.00	$1,024.20	$1.02	0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 10 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	28.1%
Health Care	12.9
Consumer Discretionary	12.7
Financials	11.6
Communication Services	10.1
Industrials	8.6
Consumer Staples	5.2
Real Estate	3.2
Energy	2.7
Materials	2.6
Utilities	2.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Microsoft Corp.	5.6%
Apple Inc.	5.2
Amazon.com Inc.	3.3
Tesla Inc.	2.0
Alphabet Inc., Class A	2.0
Alphabet Inc., Class C	1.9
Meta Platforms Inc, Class A	1.7
NVIDIA Corp.	1.4
Berkshire Hathaway Inc., Class B	1.2
JPMorgan Chase & Co.	1.1

4	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® U.S. Energy ETF

Investment Objective

The iShares U.S. Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the energy sector, as represented by the Russell 1000 Energy RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	21.31%	111.28%	0.40%	0.70%	111.28%	2.04%	7.23%
Fund Market	21.26	111.49	0.42	0.70	111.49	2.10	7.24
Index(a)	21.60	112.22	0.82	1.10	112.22	4.15	11.53
Dow Jones U.S. Oil & Gas Index™	21.10	111.34	0.73	1.05	111.34	3.72	11.06
Russell 1000 Energy RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Oil & Gas IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Energy RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Oil & Gas IndexTM as the underlying index of the fund.

(b)	The inception date of the Russell 1000 Energy RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through October 31, 2021 was 11.32%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,213.10	$2.18	$1,000.00	$1,023.20	$1.99	0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 10 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Oil, Gas & Consumable Fuels	86.8%
Energy Equipment & Services	7.8
Semiconductors & Semiconductor Equipment	3.4
Electrical Equipment	2.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Exxon Mobil Corp.	20.3%
Chevron Corp.	16.6
ConocoPhillips	7.8
EOG Resources Inc.	5.1
Schlumberger NV	4.2
Marathon Petroleum Corp.	3.9
Pioneer Natural Resources Co.	3.5
Williams Companies Inc. (The)	2.9
Kinder Morgan Inc.	2.9
Phillips 66	2.8

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021	iShares® U.S. Healthcare ETF

Investment Objective

The iShares U.S. Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare sector, as represented by the Russell 1000 Health Care RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	10.46%	33.07%	17.13%	17.06%	33.07%	120.44%	382.99%
Fund Market	10.47	33.06	17.12	17.05	33.06	120.36	382.70
Index(a)	10.68	33.59	17.59	17.54	33.59	124.82	403.33
Dow Jones U.S. Health Care Index™	10.48	33.35	17.55	17.52	33.35	124.41	402.41
Russell 1000 Health Care RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Health Care IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Health Care RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Health Care IndexTM as the underlying index of the fund.

(b)	The inception date of the Russell 1000 Health Care RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through October 31, 2021 was 4.20%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,104.60	$2.07		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 10 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Health Care Equipment & Supplies	27.3%
Pharmaceuticals	26.5
Health Care Providers & Services	17.1
Biotechnology	16.0
Life Sciences Tools & Services	11.4
Health Care Technology	1.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
UnitedHealth Group Inc.	8.0%
Johnson & Johnson	7.9
Thermo Fisher Scientific Inc.	4.6
Pfizer Inc.	4.5
Abbott Laboratories	4.1
Merck & Co. Inc.	4.1
Eli Lilly & Co.	4.0
AbbVie Inc.	3.7
Danaher Corp.	3.6
Medtronic PLC	3.0

6	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® U.S. Technology ETF

Investment Objective

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector, as represented by the Russell 1000 Technology RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	18.90%	51.47%	31.09%	22.07%	51.47%	287.09%	634.55%
Fund Market	18.78	51.34	31.08	22.06	51.34	286.96	634.19
Index(a)	19.14	52.09	31.65	22.56	52.09	295.46	664.81
Dow Jones U.S. Technology Capped Index™(b)	19.24	52.21	N/A	N/A	52.21	N/A	N/A
Russell 1000 Technology RIC 22.5/45 Capped Index(c)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Technology Total Return Index. Index performance beginning on June 24, 2019 through September 19, 2021 reflects the performance of the Dow Jones U.S. Technology Capped IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Technology RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Technology Capped IndexTM as the underlying index of the fund.

(b)	The inception date of the Dow Jones U.S. Technology Capped IndexTM was April 15, 2019. The cumulative total return for this index for the period April 15, 2019 through October 31, 2021 was 128.12%.
(c)	The inception date of the Russell 1000 Technology RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through October 31, 2021 was 9.07%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,189.00	$2.15		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 10 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Software	38.0%
Semiconductors & Semiconductor Equipment	19.8
Technology Hardware, Storage & Peripherals	17.3
Interactive Media & Services	16.9
IT Services	5.3
Electronic Equipment, Instruments & Components	1.3
Other (each representing less than 1%)	1.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Microsoft Corp.	17.2%
Apple Inc.	16.1
Alphabet Inc., Class A	6.2
Alphabet Inc., Class C	5.8
NVIDIA Corp.	3.9
Meta Platforms Inc, Class A	3.8
Adobe Inc.	2.7
salesforce.com Inc.	2.6
Broadcom Inc.	2.0
Intel Corp.	1.9

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021	iShares® U.S. Transportation ETF

Investment Objective

The iShares U.S. Transportation ETF (the “Fund”) (formerly the iShares Transportation Average ETF) seeks to track the investment results of an index composed of U.S. equities in the transportation sector, as represented by the S&P Transportation Select Industry FMC Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.74%	38.79%	14.62%	13.18%	38.79%	97.82%	245.03%
Fund Market	0.63	38.84	14.62	13.19	38.84	97.84	245.12
Index(a)	1.65	41.33	15.67	13.88	41.33	107.05	266.81
Dow Jones Transportation Average Index™	4.22	44.91	16.25	N/A	44.91	112.30	N/A
S&P Transportation Select Industry FMC Capped Index(b)	1.90	N/A	N/A	N/A	N/A	N/A	N/A

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through July 18, 2021 reflects the performance of the Dow Jones Transportation Average IndexTM. Index performance beginning on July 19, 2021 reflects the performance of the S&P Transportation Select Industry FMC Capped Index, which, effective as of July 19, 2021, replaced the Dow Jones Transportation Average IndexTM as the underlying index of the fund.

(b)

The inception date of the S&P Transportation Select Industry FMC Capped Index was April 26, 2021. The cumulative total return for this index for the period April 26, 2021 through October 31, 2021 was 3.57%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,007.40	$1.97		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 10 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Road & Rail	56.8%
Air Freight & Logistics	28.2
Airlines	13.9
Marine	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Union Pacific Corp.	17.3%
United Parcel Service Inc., Class B	17.1
CSX Corp.	9.0
Norfolk Southern Corp.	4.9
Uber Technologies Inc.	4.6
Old Dominion Freight Line Inc.	4.4
Kansas City Southern	3.9
Southwest Airlines Co.	3.9
FedEx Corp.	3.8
Delta Air Lines Inc.	3.4

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® U.S. Utilities ETF

Investment Objective

The iShares U.S. Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the utilities sector, as represented by the Russell 1000 Utilities RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.04%	11.96%	9.27%	10.34%	11.96%	55.81%	167.56%
Fund Market	2.03	12.01	9.28	10.35	12.01	55.85	167.63
Index(a)	2.18	12.36	9.74	10.83	12.36	59.18	179.57
Dow Jones U.S. Utilities Index™	1.62	11.74	9.62	10.77	11.74	58.32	178.04
Russell 1000 Utilities RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Utilities IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Utilities RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Utilities IndexTM as the underlying index of the fund.

(b)	The inception date of the Russell 1000 Utilities RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through October 31, 2021 was 5.04%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,020.40	$1.99		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 10 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Electric Utilities	56.4%
Multi-Utilities	24.3
Commercial Services & Supplies	9.5
Water Utilities	3.7
Independent Power and Renewable Electricity Producers	2.8
Gas Utilities	2.3
Electrical Equipment	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
NextEra Energy Inc.	14.8%
Duke Energy Corp.	6.9
Waste Management Inc.	6.0
Southern Co. (The)	5.8
Dominion Energy Inc.	5.4
Exelon Corp.	4.6
American Electric Power Co. Inc.	3.7
Sempra Energy	3.6
Xcel Energy Inc.	3.1
Public Service Enterprise Group Inc.	2.8

F U N D S U M M A R Y	9

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Axon Enterprise Inc.(a)	2,628	$472,935
Boeing Co. (The)(a)	21,905	4,534,992
BWX Technologies Inc.	3,844	218,109
Curtiss-Wright Corp.	1,562	199,436
General Dynamics Corp.	9,181	1,861,448
HEICO Corp.	1,742	242,817
HEICO Corp., Class A	3,012	378,548
Hexcel Corp.(a)	3,201	181,625
Howmet Aerospace Inc.	15,139	449,477
Huntington Ingalls Industries Inc.	1,577	319,705
L3Harris Technologies Inc.	8,019	1,848,700
Lockheed Martin Corp.	9,783	3,251,086
Mercury Systems Inc.(a)	2,255	116,223
Northrop Grumman Corp.	6,005	2,145,106
Raytheon Technologies Corp.	59,967	5,328,668
Textron Inc.	8,944	660,514
TransDigm Group Inc.(a)	2,090	1,303,784
Virgin Galactic Holdings Inc.(a)(b)	7,084	132,825

		23,645,998

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	5,256	509,779
Expeditors International of Washington Inc.	6,731	829,663
FedEx Corp.	9,815	2,311,727
GXO Logistics Inc.(a)	3,912	347,386
United Parcel Service Inc., Class B	28,968	6,183,799

		10,182,354

Airlines — 0.2%
Alaska Air Group Inc.(a)	5,108	269,702
American Airlines Group Inc.(a)	25,947	498,183
Delta Air Lines Inc.(a)	25,534	999,146
JetBlue Airways Corp.(a)	12,524	175,712
Southwest Airlines Co.(a)	23,608	1,116,186
United Airlines Holdings Inc.(a)	12,859	593,314

		3,652,243

Auto Components — 0.2%
Aptiv PLC(a)	10,795	1,866,348
Autoliv Inc.	3,194	309,339
BorgWarner Inc.	9,475	427,038
Fox Factory Holding Corp.(a)	1,679	270,235
Gentex Corp.	9,366	331,463
Lear Corp.	2,384	409,690
Luminar Technologies Inc.(a)	8,078	132,398
QuantumScape Corp.(a)(b)	9,251	267,724

		4,014,235

Automobiles — 2.4%
Ford Motor Co.(a)	156,574	2,674,284
General Motors Co.(a)	57,590	3,134,624
Harley-Davidson Inc.	6,347	231,602
Tesla Inc.(a)	32,283	35,963,262
Thor Industries Inc.	2,211	225,433

		42,229,205

Banks — 4.1%
Bank of America Corp.	294,614	14,076,657
Bank OZK	5,068	226,388
BOK Financial Corp.	1,278	129,295
Citigroup Inc.	80,622	5,575,818
Citizens Financial Group Inc.	16,831	797,453

Security	Shares	Value

Banks (continued)
Comerica Inc.	5,314	$452,168
Commerce Bancshares Inc.	4,253	299,879
Cullen/Frost Bankers Inc.	2,320	300,440
East West Bancorp. Inc.	5,576	443,180
Fifth Third Bancorp.	27,562	1,199,774
First Citizens BancShares Inc./NC, Class A(b)	274	223,009
First Financial Bankshares Inc.	5,112	259,281
First Horizon Corp.	21,461	364,193
First Republic Bank/CA	7,036	1,522,098
FNB Corp.	13,340	155,411
Glacier Bancorp. Inc.	4,311	238,355
Home BancShares Inc./AR	6,267	148,904
Huntington Bancshares Inc./OH	58,918	927,369
JPMorgan Chase & Co.	118,884	20,197,203
KeyCorp.	38,162	888,030
M&T Bank Corp.	5,122	753,549
People’s United Financial Inc.	16,528	283,290
Pinnacle Financial Partners Inc.	2,971	286,909
PNC Financial Services Group Inc. (The)	16,866	3,559,232
Popular Inc.	3,262	265,657
Prosperity Bancshares Inc.	3,589	270,288
Regions Financial Corp.	38,088	901,924
Signature Bank/New York NY	2,420	720,724
SVB Financial Group(a)	2,342	1,680,151
Synovus Financial Corp.	5,945	276,978
Truist Financial Corp.	52,950	3,360,736
U.S. Bancorp.	53,540	3,232,210
UMB Financial Corp.	1,750	172,935
Umpqua Holdings Corp.	8,972	183,477
United Bankshares Inc./WV	5,144	190,277
Valley National Bancorp.	15,971	211,775
Webster Financial Corp.	3,743	209,458
Wells Fargo & Co.	163,374	8,358,214
Western Alliance Bancorp.	4,192	486,649
Wintrust Financial Corp.	2,347	207,709
Zions Bancorp. NA	6,530	411,325

		74,448,372

Beverages — 1.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)	371	182,710
Brown-Forman Corp., Class B, NVS	7,170	486,771
Coca-Cola Co. (The)	154,564	8,712,773
Constellation Brands Inc., Class A	6,714	1,455,663
Keurig Dr Pepper Inc.	29,413	1,061,515
Molson Coors Beverage Co., Class B	7,636	336,671
Monster Beverage Corp.(a)	14,900	1,266,500
National Beverage Corp.	978	55,159
PepsiCo Inc.	54,988	8,886,061

		22,443,823

Biotechnology — 2.1%
AbbVie Inc.	70,308	8,062,218
ACADIA Pharmaceuticals Inc.(a)(b)	4,589	82,373
Acceleron Pharma Inc.(a)	2,126	370,307
Agios Pharmaceuticals Inc.(a)	2,070	97,290
Alkermes PLC(a)(b)	6,226	188,586
Allogene Therapeutics Inc.(a)	2,562	44,169
Alnylam Pharmaceuticals Inc.(a)	4,723	753,602
Amgen Inc.	22,579	4,673,176
Arrowhead Pharmaceuticals Inc.(a)	4,159	265,427
Beam Therapeutics Inc.(a)	1,748	155,170

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Biogen Inc.(a)	5,947	$1,585,946
Biohaven Pharmaceutical Holding Co. Ltd.(a)	2,310	328,759
BioMarin Pharmaceutical Inc.(a)	7,336	581,231
Blueprint Medicines Corp.(a)	2,377	267,389
Bridgebio Pharma Inc.(a)(b)	4,362	215,396
Denali Therapeutics Inc.(a)	3,689	178,363
Emergent BioSolutions Inc.(a)	1,835	87,474
Exact Sciences Corp.(a)	6,841	651,400
Exelixis Inc.(a)	12,611	271,263
Fate Therapeutics Inc.(a)	3,228	173,666
Gilead Sciences Inc.	49,790	3,230,375
Halozyme Therapeutics Inc.(a)	5,679	216,200
Horizon Therapeutics PLC(a)	8,951	1,073,314
Incyte Corp.(a)	7,580	507,708
Intellia Therapeutics Inc.(a)	2,728	362,769
Invitae Corp.(a)(b)	7,979	211,443
Ionis Pharmaceuticals Inc.(a)	5,696	181,532
Mirati Therapeutics Inc.(a)	1,834	346,663
Moderna Inc.(a)	13,972	4,823,274
Natera Inc.(a)	3,480	398,704
Neurocrine Biosciences Inc.(a)	3,761	396,447
Novavax Inc.(a)(b)	2,973	442,472
Regeneron Pharmaceuticals Inc.(a)	4,166	2,665,990
Sarepta Therapeutics Inc.(a)	3,422	270,783
Seagen Inc.(a)	5,299	934,373
Twist Bioscience Corp.(a)	1,950	231,660
Ultragenyx Pharmaceutical Inc.(a)	2,707	227,171
United Therapeutics Corp.(a)	1,790	341,460
Vertex Pharmaceuticals Inc.(a)	10,351	1,914,210
Vir Biotechnology Inc.(a)(b)	2,647	99,871

		37,909,624

Building Products — 0.6%
A O Smith Corp.	5,315	388,367
Advanced Drainage Systems Inc.	2,224	250,867
Allegion PLC	3,580	459,314
Armstrong World Industries Inc.	1,848	195,241
Builders FirstSource Inc.(a)	8,269	481,835
Carlisle Companies Inc.	2,081	463,897
Carrier Global Corp.	34,623	1,808,359
Fortune Brands Home & Security Inc.	5,492	556,889
Johnson Controls International PLC	28,419	2,085,102
Lennox International Inc.	1,352	404,627
Masco Corp.	9,863	646,520
Owens Corning	4,115	384,382
Trane Technologies PLC	9,480	1,715,216
Trex Co. Inc.(a)	4,540	483,056
Zurn Water Solutions Corp.	4,833	175,341

		10,499,013

Capital Markets — 3.4%
Affiliated Managers Group Inc.	1,692	284,053
Ameriprise Financial Inc.	4,540	1,371,670
Apollo Global Management Inc.	8,228	633,145
Ares Management Corp., Class A	6,523	552,759
Bank of New York Mellon Corp. (The)	31,688	1,875,930
BlackRock Inc.(c)	5,688	5,366,399
Blackstone Inc., NVS	27,235	3,769,869
Carlyle Group Inc. (The)	5,517	309,780
Cboe Global Markets Inc.	4,191	552,960
Charles Schwab Corp. (The)	59,660	4,893,910

Security	Shares	Value

Capital Markets (continued)
CME Group Inc.	14,240	$3,140,632
Coinbase Global Inc., Class A(a)	1,092	348,807
FactSet Research Systems Inc.	1,495	663,616
Federated Hermes Inc.	4,000	133,240
Franklin Resources Inc.	10,876	342,485
Goldman Sachs Group Inc. (The)	13,406	5,541,370
Houlihan Lokey Inc.	2,023	226,738
Interactive Brokers Group Inc., Class A	3,293	233,309
Intercontinental Exchange Inc.	22,325	3,091,119
Invesco Ltd.	13,624	346,186
Janus Henderson Group PLC	6,798	316,107
Jefferies Financial Group Inc.	7,737	332,691
KKR & Co. Inc.	23,265	1,853,522
Lazard Ltd., Class A	4,580	224,374
LPL Financial Holdings Inc.	3,143	515,515
MarketAxess Holdings Inc.	1,494	610,553
Moody’s Corp.	6,418	2,593,835
Morgan Stanley	58,073	5,968,743
Morningstar Inc.	945	299,329
MSCI Inc.	3,290	2,187,455
Nasdaq Inc.	4,678	981,772
Northern Trust Corp.	8,315	1,023,078
Raymond James Financial Inc.	7,326	722,270
S&P Global Inc.	9,578	4,541,504
SEI Investments Co.	4,279	269,748
State Street Corp.	14,590	1,437,844
Stifel Financial Corp.	4,072	296,727
T Rowe Price Group Inc.	9,055	1,963,848
Tradeweb Markets Inc., Class A	4,114	366,557
Virtu Financial Inc., Class A	3,020	75,138

		60,258,587

Chemicals — 1.6%
Air Products & Chemicals Inc.	8,766	2,628,134
Albemarle Corp.	4,667	1,168,944
Ashland Global Holdings Inc.	2,220	213,142
Axalta Coating Systems Ltd.(a)	8,435	263,088
Celanese Corp.	4,433	715,974
CF Industries Holdings Inc.	8,444	479,619
Chemours Co. (The)	6,773	189,779
Corteva Inc.	29,296	1,264,122
Dow Inc.	29,759	1,665,611
DuPont de Nemours Inc.	20,871	1,452,622
Eastman Chemical Co.	5,325	553,960
Ecolab Inc.	9,932	2,207,089
Element Solutions Inc.	8,457	192,059
FMC Corp.	5,194	472,706
Huntsman Corp.	7,779	253,440
Ingevity Corp.(a)	1,541	120,059
International Flavors & Fragrances Inc.	9,938	1,465,358
Linde PLC	20,545	6,557,964
LyondellBasell Industries NV, Class A	10,527	977,116
Mosaic Co. (The)	13,744	571,338
NewMarket Corp.	301	102,343
Olin Corp.	5,764	328,433
PPG Industries Inc.	9,470	1,520,598
RPM International Inc.	5,079	442,889
Scotts Miracle-Gro Co. (The)	1,631	242,138
Sherwin-Williams Co. (The)	9,607	3,041,672
Valvoline Inc.	6,986	237,245

12	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Westlake Chemical Corp.	1,317	$128,197

		29,455,639
Commercial Services & Supplies — 0.5%
ADT Inc.	6,701	55,953
Cimpress PLC(a)(b)	795	71,009
Cintas Corp.	3,492	1,512,385
Clean Harbors Inc.(a)	1,932	217,427
Copart Inc.(a)	8,478	1,316,549
IAA Inc.(a)	5,389	321,454
MSA Safety Inc.	1,502	229,851
Republic Services Inc.	8,354	1,124,448
Rollins Inc.	9,024	317,916
Stericycle Inc.(a)	3,768	252,155
Tetra Tech Inc.	2,102	369,237
Waste Management Inc.	15,346	2,458,890

		8,247,274
Communications Equipment — 0.8%
Arista Networks Inc.(a)	2,220	909,512
Ciena Corp.(a)	6,317	342,950
Cisco Systems Inc.	167,663	9,384,098
F5 Networks Inc.(a)	2,407	508,238
Juniper Networks Inc.	13,031	384,675
Lumentum Holdings Inc.(a)	3,007	248,318
Motorola Solutions Inc.	6,757	1,679,723
Ubiquiti Inc.	251	76,688
Viavi Solutions Inc.(a)	8,952	137,861

		13,672,063
Construction & Engineering — 0.1%
AECOM(a)	5,747	392,922
EMCOR Group Inc.	2,069	251,363
MasTec Inc.(a)	2,220	197,869
Quanta Services Inc.	5,527	670,315
Valmont Industries Inc.	851	203,355
WillScot Mobile Mini Holdings Corp.(a)(b)	8,931	310,352

		2,026,176
Construction Materials — 0.1%
Eagle Materials Inc.	1,675	248,503
Martin Marietta Materials Inc.	2,489	977,779
Vulcan Materials Co.	5,294	1,006,495

		2,232,777
Consumer Finance — 0.7%
Ally Financial Inc.	14,387	686,835
American Express Co.	25,574	4,444,250
Capital One Financial Corp.	17,694	2,672,325
Credit Acceptance Corp.(a)	356	212,963
Discover Financial Services	11,949	1,354,061
FirstCash Inc.	1,582	139,959
OneMain Holdings Inc.	3,999	211,187
PROG Holdings Inc.	2,838	114,797
SLM Corp.	12,202	223,907
Synchrony Financial	22,732	1,055,901
Upstart Holdings Inc.(a)	1,841	592,876

		11,709,061
Containers & Packaging — 0.4%
Amcor PLC	61,522	742,571
AptarGroup Inc.	2,622	316,685
Avery Dennison Corp.	3,296	717,605
Ball Corp.	13,033	1,192,259

Security	Shares	Value

Containers & Packaging (continued)
Berry Global Group Inc.(a)	5,388	$353,129
Crown Holdings Inc.	5,242	545,116
Graphic Packaging Holding Co.	10,945	218,134
International Paper Co.	15,518	770,779
Packaging Corp. of America	3,823	525,165
Sealed Air Corp.	5,908	350,463
Silgan Holdings Inc.	3,335	134,067
Sonoco Products Co.	3,966	229,830
Westrock Co.	10,795	519,239

		6,615,042
Distributors — 0.1%
Genuine Parts Co.	5,690	746,016
LKQ Corp.(a)	10,789	594,258
Pool Corp.	1,592	820,135

		2,160,409
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)	2,363	392,258
Chegg Inc.(a)	5,658	336,311
frontdoor Inc.(a)	3,428	127,796
Grand Canyon Education Inc.(a)	1,766	140,750
H&R Block Inc.	7,255	167,373
Service Corp. International	6,551	448,678
Terminix Global Holdings Inc.(a)	4,975	201,388

		1,814,554
Diversified Financial Services — 1.2%
Berkshire Hathaway Inc., Class B(a)	73,749	21,166,700
Equitable Holdings Inc.	15,270	511,545
Jackson Financial Inc., Class A(a)	2,608	70,599
Voya Financial Inc.	4,527	315,849

		22,064,693
Diversified Telecommunication Services — 1.0%
AT&T Inc.	284,066	7,175,507
Frontier Communications Parent Inc.(a)(b)	8,290	256,658
Liberty Global PLC, Class A(a)	7,046	202,502
Liberty Global PLC, Class C, NVS(a)(b)	13,730	395,973
Lumen Technologies Inc.	40,023	474,673
Verizon Communications Inc.	164,717	8,728,354

		17,233,667
Electric Utilities — 1.4%
ALLETE Inc.	2,109	129,788
Alliant Energy Corp.	9,918	561,061
American Electric Power Co. Inc.	19,961	1,690,896
Avangrid Inc.	2,822	148,719
Duke Energy Corp.	30,524	3,113,753
Edison International	15,152	953,515
Entergy Corp.	7,954	819,421
Evergy Inc.	9,009	574,324
Eversource Energy	13,712	1,164,149
Exelon Corp.	39,017	2,075,314
FirstEnergy Corp.	21,546	830,167
Hawaiian Electric Industries Inc.	4,553	184,670
IDACORP Inc.	2,028	211,561
NextEra Energy Inc.	78,049	6,659,921
NRG Energy Inc.	9,893	394,632
OGE Energy Corp.	8,100	275,967
PG&E Corp.(a)	60,307	699,561
Pinnacle West Capital Corp.	4,547	293,236
PNM Resources Inc.	3,557	176,961
Portland General Electric Co.	3,582	176,629

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
PPL Corp.	30,710	$884,448
Southern Co. (The)	41,980	2,616,194
Xcel Energy Inc.	21,485	1,387,716

		26,022,603
Electrical Equipment — 0.7%
Acuity Brands Inc.	1,377	282,877
AMETEK Inc.	9,226	1,221,522
ChargePoint Holdings Inc.(a)(b)	6,800	168,504
Eaton Corp. PLC	15,796	2,602,549
Emerson Electric Co.	23,673	2,296,518
EnerSys	1,656	132,546
Generac Holdings Inc.(a)	2,518	1,255,374
Hubbell Inc.	2,155	429,642
nVent Electric PLC	6,929	245,633
Plug Power Inc.(a)(b)	20,626	789,357
Regal Rexnord Corp.	2,746	418,298
Rockwell Automation Inc.	4,630	1,478,822
Sensata Technologies Holding PLC(a)	6,195	341,345
Shoals Technologies Group Inc., Class A(a)	3,759	116,492
Sunrun Inc.(a)(b)	8,216	473,899
Vertiv Holdings Co.	11,250	288,900

		12,542,278
Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	23,870	1,832,500
Arrow Electronics Inc.(a)	2,865	331,624
Avnet Inc.	3,723	141,883
CDW Corp./DE	5,487	1,024,149
Cognex Corp.	7,021	614,969
Coherent Inc.(a)	985	250,584
Corning Inc.	30,671	1,090,967
II-VI Inc.(a)	4,184	253,174
IPG Photonics Corp.(a)	1,448	230,246
Itron Inc.(a)	1,815	141,153
Jabil Inc.	5,610	336,376
Keysight Technologies Inc.(a)	7,352	1,323,507
Littelfuse Inc.	993	292,488
National Instruments Corp.	5,361	227,682
SYNNEX Corp.	1,636	171,780
TE Connectivity Ltd.	13,088	1,910,848
Teledyne Technologies Inc.(a)	1,865	837,795
Trimble Inc.(a)	10,026	875,972
Vontier Corp.	6,870	232,412
Zebra Technologies Corp., Class A(a)	2,131	1,137,847

		13,257,956
Energy Equipment & Services — 0.2%
Baker Hughes Co.	33,058	829,094
Halliburton Co.	35,086	876,799
NOV Inc.(a)	15,692	220,002
Schlumberger NV	55,800	1,800,108
TechnipFMC PLC(a)	17,045	125,622

		3,851,625
Entertainment — 1.9%
Activision Blizzard Inc.	31,033	2,426,470
AMC Entertainment Holdings Inc., Class A(a)(b)	20,483	724,484
Electronic Arts Inc.	11,357	1,592,819
Endeavor Group Holdings Inc.(a)	829	22,283
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	940	49,021
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	7,967	444,559

Security	Shares	Value

Entertainment (continued)
Live Nation Entertainment Inc.(a)	5,258	$531,847
Madison Square Garden Sports Corp.(a)(b)	705	133,604
Netflix Inc.(a)	17,610	12,156,359
Playtika Holding Corp.(a)	4,086	115,552
ROBLOX Corp., Class A(a)	1,600	134,432
Roku Inc.(a)(b)	4,612	1,406,199
Take-Two Interactive Software Inc.(a)	4,665	844,365
Walt Disney Co. (The)(a)	72,294	12,222,747
Warner Music Group Corp., Class A	3,615	178,906
World Wrestling Entertainment Inc., Class A	1,942	118,637
Zynga Inc., Class A(a)	40,799	301,097

		33,403,381
Equity Real Estate Investment Trusts (REITs) — 3.0%
Alexandria Real Estate Equities Inc.	5,555	1,133,998
American Campus Communities Inc.	5,618	301,799
American Homes 4 Rent, Class A	10,946	444,408
American Tower Corp.	18,103	5,104,503
Americold Realty Trust	10,238	301,714
Apartment Income REIT Corp.	6,349	340,370
AvalonBay Communities Inc.	5,571	1,318,544
Boston Properties Inc.	5,670	644,339
Brixmor Property Group Inc.	12,116	283,999
Camden Property Trust	3,928	640,657
CoreSite Realty Corp.	1,749	249,163
Corporate Office Properties Trust	4,388	119,003
Cousins Properties Inc.	6,034	239,007
Crown Castle International Corp.	17,154	3,092,866
CubeSmart	8,049	442,775
CyrusOne Inc.	4,973	407,885
Digital Realty Trust Inc.	11,276	1,779,466
Douglas Emmett Inc.	6,781	221,603
Duke Realty Corp.	15,106	849,561
EastGroup Properties Inc.	1,591	314,668
Equinix Inc.	3,560	2,979,969
Equity Commonwealth(a)	5,035	130,558
Equity LifeStyle Properties Inc.	6,910	583,964
Equity Residential	13,598	1,174,867
Essex Property Trust Inc.	2,584	878,379
Extra Space Storage Inc.	5,319	1,049,811
Federal Realty Investment Trust	2,843	342,155
First Industrial Realty Trust Inc.	5,114	297,788
Gaming and Leisure Properties Inc.	8,948	433,889
Healthcare Realty Trust Inc.	5,601	185,169
Healthcare Trust of America Inc., Class A	8,943	298,607
Healthpeak Properties Inc.	21,506	763,678
Highwoods Properties Inc.	4,137	185,503
Host Hotels & Resorts Inc.(a)	28,249	475,431
Hudson Pacific Properties Inc.	5,854	150,741
Invitation Homes Inc.	22,870	943,388
Iron Mountain Inc.	11,524	525,955
JBG SMITH Properties	4,395	126,840
Kilroy Realty Corp.	4,079	274,843
Kimco Realty Corp.	24,379	550,965
Lamar Advertising Co., Class A	3,407	385,672
Lexington Realty Trust	11,305	164,714
Life Storage Inc.	3,137	419,762
Medical Properties Trust Inc.	23,722	505,990
Mid-America Apartment Communities Inc.	4,588	936,915
National Health Investors Inc.	1,780	95,728
National Retail Properties Inc.	6,993	317,202

14	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Storage Affiliates Trust	3,253	$203,182
Omega Healthcare Investors Inc.	9,493	278,714
Physicians Realty Trust	8,321	158,182
PotlatchDeltic Corp.	2,528	132,139
Prologis Inc.	29,365	4,256,750
PS Business Parks Inc.	821	145,892
Public Storage	6,084	2,020,983
Rayonier Inc.	5,736	214,125
Realty Income Corp.	15,538	1,109,879
Regency Centers Corp.	6,101	429,571
Rexford Industrial Realty Inc.	5,340	358,848
Sabra Health Care REIT Inc.	8,587	121,506
SBA Communications Corp.	4,371	1,509,437
Simon Property Group Inc.	13,112	1,921,957
SL Green Realty Corp.	2,739	191,922
Spirit Realty Capital Inc.	4,630	226,546
STAG Industrial Inc.	6,466	281,465
STORE Capital Corp.	9,549	327,817
Sun Communities Inc.	4,625	906,408
UDR Inc.	11,135	618,327
Ventas Inc.	15,699	837,856
VEREIT Inc.	9,292	467,388
VICI Properties Inc.	24,838	728,995
Vornado Realty Trust	6,455	275,177
Welltower Inc.	16,861	1,355,624
Weyerhaeuser Co.	29,918	1,068,671
WP Carey Inc.	7,271	560,667

		54,116,839
Food & Staples Retailing — 1.3%
Albertsons Companies Inc., Class A	3,910	121,014
BJ’s Wholesale Club Holdings Inc.(a)(b)	5,327	311,310
Casey’s General Stores Inc.	1,518	290,758
Costco Wholesale Corp.	17,589	8,645,697
Kroger Co. (The)	27,133	1,085,863
Performance Food Group Co.(a)(b)	6,243	282,371
Sprouts Farmers Market Inc.(a)	4,187	92,700
Sysco Corp.	20,414	1,569,836
U.S. Foods Holding Corp.(a)	9,012	312,446
Walgreens Boots Alliance Inc.	28,647	1,346,982
Walmart Inc.	56,857	8,495,573

		22,554,550
Food Products — 0.9%
Archer-Daniels-Midland Co.	22,321	1,433,901
Beyond Meat Inc.(a)(b)	2,398	237,354
Bunge Ltd.	5,674	525,639
Campbell Soup Co.	8,262	330,067
Conagra Brands Inc.	18,912	608,966
Darling Ingredients Inc.(a)	6,427	543,210
Flowers Foods Inc.	8,217	203,371
Freshpet Inc.(a)	1,731	269,880
General Mills Inc.	24,192	1,495,066
Hain Celestial Group Inc. (The)(a)	3,433	154,039
Hershey Co. (The)	5,804	1,017,731
Hormel Foods Corp.	11,277	477,243
Ingredion Inc.	2,714	258,454
JM Smucker Co. (The)	4,301	528,421
Kellogg Co.	10,109	619,682
Kraft Heinz Co. (The)	26,481	950,403
Lamb Weston Holdings Inc.	5,698	321,652

Security	Shares	Value

Food Products (continued)
Lancaster Colony Corp.	756	$128,520
McCormick & Co. Inc./MD, NVS	9,911	795,160
Mondelez International Inc., Class A	55,493	3,370,645
Pilgrim’s Pride Corp.(a)	2,101	59,164
Post Holdings Inc.(a)	2,387	242,233
Seaboard Corp.	10	38,500
Tyson Foods Inc., Class A	11,764	940,767

		15,550,068
Gas Utilities — 0.1%
Atmos Energy Corp.	5,177	476,905
National Fuel Gas Co.	3,589	206,116
New Jersey Resources Corp.	4,024	152,147
ONE Gas Inc.	2,120	142,676
Southwest Gas Holdings Inc.	2,231	154,497
Spire Inc.	2,088	131,043
UGI Corp.	8,126	352,750

		1,616,134
Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	70,532	9,090,870
ABIOMED Inc.(a)	1,822	604,977
Align Technology Inc.(a)	2,928	1,828,155
Baxter International Inc.	19,947	1,575,015
Becton Dickinson and Co.	11,393	2,729,649
Boston Scientific Corp.(a)	56,816	2,450,474
Cooper Companies Inc. (The)	1,959	816,746
Danaher Corp.	25,278	7,880,922
DENTSPLY SIRONA Inc.	8,572	490,404
Dexcom Inc.(a)	3,860	2,405,591
Edwards Lifesciences Corp.(a)	24,729	2,963,029
Envista Holdings Corp.(a)	6,435	251,609
Globus Medical Inc., Class A(a)	3,171	244,706
Haemonetics Corp.(a)	2,032	139,619
Hill-Rom Holdings Inc.	2,606	403,669
Hologic Inc.(a)	10,116	741,604
ICU Medical Inc.(a)	787	184,260
IDEXX Laboratories Inc.(a)	3,395	2,261,545
Insulet Corp.(a)	2,749	852,245
Integra LifeSciences Holdings Corp.(a)(b)	2,875	191,073
Intuitive Surgical Inc.(a)	14,183	5,121,907
Masimo Corp.(a)	1,986	563,110
Medtronic PLC	53,468	6,408,675
Neogen Corp.(a)	4,124	174,486
Novocure Ltd.(a)	3,512	360,226
NuVasive Inc.(a)	2,051	109,441
Penumbra Inc.(a)	1,380	381,639
Quidel Corp.(a)(b)	1,557	206,723
ResMed Inc.	5,807	1,526,718
Shockwave Medical Inc.(a)	1,404	300,035
STAAR Surgical Co.(a)	1,891	224,008
STERIS PLC	3,958	925,143
Stryker Corp.	13,335	3,548,044
Tandem Diabetes Care Inc.(a)	2,485	338,780
Teleflex Inc.	1,876	669,619
Zimmer Biomet Holdings Inc.	8,334	1,192,762

		60,157,478
Health Care Providers & Services — 2.5%
1Life Healthcare Inc.(a)	4,619	100,048
Acadia Healthcare Co. Inc.(a)	3,639	225,618
Agilon Health Inc.(a)	1,872	45,864

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Amedisys Inc.(a)	1,314	$222,513
AmerisourceBergen Corp.	5,993	731,266
Anthem Inc.	9,683	4,213,364
Cardinal Health Inc.	11,577	553,496
Centene Corp.(a)	23,265	1,657,399
Chemed Corp.	621	299,477
Cigna Corp.	13,485	2,880,531
Covetrus Inc.(a)	3,846	77,651
CVS Health Corp.	52,451	4,682,825
DaVita Inc.(a)	2,677	276,373
Encompass Health Corp.	3,859	245,278
Guardant Health Inc.(a)	4,042	472,065
HCA Healthcare Inc.	9,769	2,446,744
HealthEquity Inc.(a)	3,318	219,585
Henry Schein Inc.(a)	5,535	422,597
Humana Inc.	5,127	2,374,621
Laboratory Corp. of America Holdings(a)	3,858	1,107,323
LHC Group Inc.(a)	1,288	173,352
McKesson Corp.	6,172	1,283,035
Molina Healthcare Inc.(a)	2,329	688,732
Oak Street Health Inc.(a)(b)	5,574	263,260
Premier Inc., Class A	4,879	190,037
Quest Diagnostics Inc.	4,876	715,699
R1 RCM Inc.(a)	5,341	115,900
Tenet Healthcare Corp.(a)	4,216	302,119
UnitedHealth Group Inc.	37,515	17,274,532
Universal Health Services Inc., Class B	3,028	375,775

		44,637,079

Health Care Technology — 0.2%
American Well Corp., Class A(a)(b)	7,165	64,485
Cerner Corp.	11,795	876,251
GoodRx Holdings Inc., Class A(a)(b)	2,534	113,016
Inovalon Holdings Inc., Class A(a)	3,123	127,387
Omnicell Inc.(a)	1,736	309,269
Teladoc Health Inc.(a)	6,354	950,495
Veeva Systems Inc., Class A(a)	5,513	1,747,676

		4,188,579

Hotels, Restaurants & Leisure — 2.0%
Airbnb Inc., Class A(a)	13,429	2,291,793
Aramark	10,298	375,671
Booking Holdings Inc.(a)	1,630	3,945,871
Boyd Gaming Corp.(a)	3,226	205,754
Caesars Entertainment Inc.(a)	8,516	932,161
Carnival Corp.(a)	31,597	700,190
Chipotle Mexican Grill Inc.(a)	1,122	1,996,072
Choice Hotels International Inc.	1,309	184,072
Churchill Downs Inc.	1,418	326,140
Cracker Barrel Old Country Store Inc.	961	127,976
Darden Restaurants Inc.	5,201	749,672
Domino’s Pizza Inc.	1,471	719,275
DraftKings Inc., Class A(a)(b)	13,143	612,332
Expedia Group Inc.(a)	5,734	942,727
Hilton Worldwide Holdings Inc.(a)	11,121	1,600,868
Hyatt Hotels Corp., Class A(a)	1,617	137,768
Las Vegas Sands Corp.(a)	13,398	519,976
Marriott International Inc./MD, Class A(a)	10,857	1,737,337
Marriott Vacations Worldwide Corp.	1,675	263,344
McDonald’s Corp.	29,713	7,296,027
MGM Resorts International	15,959	752,627

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Norwegian Cruise Line Holdings Ltd.(a)(b)	14,752	$379,422
Penn National Gaming Inc.(a)	6,607	473,061
Planet Fitness Inc., Class A(a)	3,327	264,663
Royal Caribbean Cruises Ltd.(a)	8,870	748,894
Scientific Games Corp./DE, Class A(a)	3,833	306,832
Starbucks Corp.	46,898	4,974,471
Texas Roadhouse Inc.	2,633	233,837
Vail Resorts Inc.	1,587	547,055
Wendy’s Co. (The)	7,513	167,540
Wyndham Hotels & Resorts Inc.	3,720	314,228
Wynn Resorts Ltd.(a)	4,194	376,621
Yum! Brands Inc.	11,797	1,473,917

		36,678,194

Household Durables — 0.4%
Cricut Inc., Class A(a)	976	27,650
DR Horton Inc.	13,007	1,161,135
Garmin Ltd.	6,088	874,237
Helen of Troy Ltd.(a)	978	220,001
Leggett & Platt Inc.	5,493	257,347
Lennar Corp., Class A	10,961	1,095,333
Lennar Corp., Class B	662	54,337
Mohawk Industries Inc.(a)	2,231	395,355
Newell Brands Inc.	15,048	344,449
NVR Inc.(a)	133	651,008
PulteGroup Inc.	10,355	497,868
Tempur Sealy International Inc.	7,819	347,711
Toll Brothers Inc.	4,486	269,923
TopBuild Corp.(a)	1,314	337,659
Whirlpool Corp.	2,524	532,135

		7,066,148

Household Products — 1.1%
Church & Dwight Co. Inc.	9,698	847,217
Clorox Co. (The)	4,901	798,912
Colgate-Palmolive Co.	33,435	2,547,413
Energizer Holdings Inc.	2,379	86,762
Kimberly-Clark Corp.	13,437	1,739,957
Procter & Gamble Co. (The)	96,577	13,809,545
Reynolds Consumer Products Inc.	2,412	65,076

		19,894,882

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	26,501	665,970
Clearway Energy Inc., Class A	1,380	45,526
Clearway Energy Inc., Class C	3,257	115,559
Vistra Corp.	18,992	372,053

		1,199,108

Industrial Conglomerates — 0.9%
3M Co.	22,994	4,108,568
General Electric Co.	43,625	4,574,954
Honeywell International Inc.	27,467	6,004,835
Roper Technologies Inc.	4,208	2,052,957

		16,741,314

Insurance — 2.0%
Aflac Inc.	24,623	1,321,516
Alleghany Corp.(a)	550	358,259
Allstate Corp. (The)	11,799	1,459,182
American Financial Group Inc./OH	2,637	358,737
American International Group Inc.	34,126	2,016,505
Aon PLC, Class A	8,951	2,863,604
Arch Capital Group Ltd.(a)	15,803	660,881

16	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Arthur J Gallagher & Co.	8,189	$1,373,050
Assurant Inc.	2,347	378,595
Athene Holding Ltd., Class A(a)	5,154	448,450
Axis Capital Holdings Ltd.	2,973	154,804
Brighthouse Financial Inc.(a)	3,478	174,700
Brown & Brown Inc.	9,321	588,248
Chubb Ltd.	17,409	3,401,370
Cincinnati Financial Corp.	5,902	716,739
CNA Financial Corp.	1,082	48,539
Enstar Group Ltd.(a)	519	119,775
Erie Indemnity Co., Class A, NVS	1,015	208,897
Everest Re Group Ltd.	1,611	421,277
Fidelity National Financial Inc.	11,386	545,503
First American Financial Corp.	4,506	329,569
Globe Life Inc.	3,682	327,772
Hanover Insurance Group Inc. (The)	1,485	187,110
Hartford Financial Services Group Inc. (The)	13,855	1,010,445
Kemper Corp.	2,411	153,050
Lincoln National Corp.	7,049	508,585
Loews Corp.	8,110	454,728
Markel Corp.(a)	552	724,848
Marsh & McLennan Companies Inc.	20,107	3,353,848
Mercury General Corp.	1,080	58,849
MetLife Inc.	29,063	1,825,156
Old Republic International Corp.	11,157	288,185
Primerica Inc.	1,612	271,203
Principal Financial Group Inc.	9,960	668,216
Progressive Corp. (The)	23,162	2,197,611
Prudential Financial Inc.	15,435	1,698,622
Reinsurance Group of America Inc.	2,775	327,672
RenaissanceRe Holdings Ltd.	1,880	266,584
RLI Corp.	1,660	179,795
Selective Insurance Group Inc.	2,417	189,420
Travelers Companies Inc. (The)	9,955	1,601,560
Unum Group	8,302	211,452
W R Berkley Corp.	5,491	437,084
White Mountains Insurance Group Ltd.	129	136,094
Willis Towers Watson PLC	5,150	1,247,742

		36,273,831

Interactive Media & Services — 6.0%
Alphabet Inc., Class A(a)	11,980	35,471,821
Alphabet Inc., Class C, NVS(a)	11,209	33,239,281
ANGI Inc.(a)(b)	3,021	37,853
Bumble Inc., Class A(a)(b)	2,762	145,060
Cargurus Inc.(a)	3,490	117,055
IAC/InterActiveCorp.(a)	3,367	513,030
Match Group Inc.(a)	11,035	1,663,857
Meta Platforms Inc, Class A(a)	94,841	30,687,702
Pinterest Inc., Class A(a)	22,159	989,178
Snap Inc., Class A, NVS(a)	41,577	2,186,119
TripAdvisor Inc.(a)	3,897	128,484
Twitter Inc.(a)	31,840	1,704,714
Vimeo Inc.(a)	6,270	211,487
Ziff Davis Inc.(a)	1,923	246,663
ZoomInfo Technologies Inc., Class A(a)	7,126	479,010

		107,821,314

Internet & Direct Marketing Retail — 3.6%
Amazon.com Inc.(a)	17,329	58,440,839
Chewy Inc., Class A(a)(b)	3,376	255,901

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
ContextLogic Inc., Class A(a)(b)	12,915	$65,867
DoorDash Inc., Class A(a)	6,113	1,190,812
eBay Inc.	25,938	1,989,963
Etsy Inc.(a)	5,050	1,265,984
Qurate Retail Inc., Series A	14,958	156,162
Stitch Fix Inc., Class A(a)(b)	2,865	99,129
Wayfair Inc., Class A(a)(b)	3,086	768,723

		64,233,380

IT Services — 4.9%
Accenture PLC, Class A	25,229	9,051,913
Affirm Holdings Inc.(a)	3,710	602,875
Akamai Technologies Inc.(a)	6,427	677,791
Amdocs Ltd.	5,093	396,439
Automatic Data Processing Inc.	16,795	3,770,310
Broadridge Financial Solutions Inc.	4,636	827,109
Cloudflare Inc., Class A(a)	10,512	2,046,897
Cognizant Technology Solutions Corp., Class A	20,972	1,637,703
Concentrix Corp.	1,741	309,341
DXC Technology Co.(a)	10,051	327,361
EPAM Systems Inc.(a)	2,254	1,517,483
Euronet Worldwide Inc.(a)	2,088	234,253
Fastly Inc., Class A(a)(b)	4,235	214,333
Fidelity National Information Services Inc.	24,507	2,713,905
Fiserv Inc.(a)	23,623	2,326,629
FleetCor Technologies Inc.(a)	3,297	815,711
Gartner Inc.(a)	3,338	1,107,916
Genpact Ltd.	6,889	339,972
Global Payments Inc.	11,722	1,676,129
GoDaddy Inc., Class A(a)	6,718	464,684
International Business Machines Corp.	35,639	4,458,439
Jack Henry & Associates Inc.	2,905	483,624
LiveRamp Holdings Inc.(a)	2,766	148,009
Mastercard Inc., Class A	34,658	11,628,452
Maximus Inc.	2,353	198,993
MongoDB Inc.(a)	2,579	1,344,407
Okta Inc.(a)	4,990	1,233,428
Paychex Inc.	12,779	1,575,395
PayPal Holdings Inc.(a)	46,748	10,873,117
Shift4 Payments Inc., Class A(a)(b)	1,885	119,000
Snowflake Inc., Class A(a)	9,044	3,200,129
SolarWinds Corp.	1,328	21,381
Square Inc., Class A(a)(b)	15,791	4,018,809
Twilio Inc., Class A(a)	6,623	1,929,677
VeriSign Inc.(a)	3,883	864,628
Visa Inc., Class A	67,144	14,219,085
Western Union Co. (The)	15,942	290,463
WEX Inc.(a)	1,785	267,215

		87,933,005

Leisure Products — 0.2%
Brunswick Corp./DE	3,133	291,651
Callaway Golf Co.(a)	4,674	126,432
Hasbro Inc.	5,139	492,111
Mattel Inc.(a)	14,130	308,175
Peloton Interactive Inc., Class A(a)	10,715	979,780
Polaris Inc.	2,211	254,154
YETI Holdings Inc.(a)	3,489	343,073

		2,795,376

Life Sciences Tools & Services — 1.5%
10X Genomics Inc., Class A(a)	3,616	583,153

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Agilent Technologies Inc.	12,108	$1,906,889
Avantor Inc.(a)	23,310	941,258
Berkeley Lights Inc.(a)(b)	1,650	38,363
Bio-Rad Laboratories Inc., Class A(a)	852	677,067
Bio-Techne Corp.	1,535	803,803
Bruker Corp.	4,049	325,135
Charles River Laboratories International Inc.(a)	2,003	898,706
Illumina Inc.(a)	5,814	2,413,159
IQVIA Holdings Inc.(a)	7,647	1,999,079
Maravai LifeSciences Holdings Inc., Class A(a)	4,352	184,046
Medpace Holdings Inc.(a)	1,144	259,173
Mettler-Toledo International Inc.(a)	922	1,365,371
NeoGenomics Inc.(a)	4,901	225,446
Pacific Biosciences of California Inc.(a)	7,942	210,304
PerkinElmer Inc.	4,452	787,514
PPD Inc.(a)	4,502	212,359
Repligen Corp.(a)	2,015	585,358
Sotera Health Co.(a)	3,951	97,590
Syneos Health Inc.(a)	4,072	380,080
Thermo Fisher Scientific Inc.	15,652	9,908,812
Waters Corp.(a)	2,449	900,130
West Pharmaceutical Services Inc.	2,948	1,267,286

		26,970,081

Machinery — 1.6%
AGCO Corp.	2,453	299,781
Allison Transmission Holdings Inc.	4,434	147,918
Caterpillar Inc.	21,756	4,438,442
Chart Industries Inc.(a)	1,422	252,433
Colfax Corp.(a)	5,169	266,824
Crane Co.	2,048	211,517
Cummins Inc.	5,729	1,374,043
Deere & Co.	11,276	3,859,888
Donaldson Co. Inc.	4,883	293,029
Dover Corp.	5,728	968,490
Flowserve Corp.	5,401	181,582
Fortive Corp.	14,301	1,082,729
Gates Industrial Corp. PLC(a)	3,786	62,242
Graco Inc.	6,858	515,584
IDEX Corp.	3,003	668,378
Illinois Tool Works Inc.	11,358	2,588,147
Ingersoll Rand Inc.(a)	16,167	869,138
ITT Inc.	3,502	329,433
Lincoln Electric Holdings Inc.	2,365	336,776
Middleby Corp. (The)(a)	2,165	394,983
Nikola Corp.(a)(b)	8,104	95,627
Nordson Corp.	2,129	541,213
Oshkosh Corp.	2,723	291,361
Otis Worldwide Corp.	17,030	1,367,679
PACCAR Inc.	13,825	1,238,997
Parker-Hannifin Corp.	5,151	1,527,735
Pentair PLC	6,618	489,533
RBC Bearings Inc.(a)	1,135	265,511
Snap-on Inc.	2,170	441,009
Stanley Black & Decker Inc.	6,514	1,170,761
Timken Co. (The)	2,687	190,643
Toro Co. (The)	4,306	411,094
Westinghouse Air Brake Technologies Corp.	7,542	684,286
Woodward Inc.	2,538	286,667

Security	Shares	Value

Machinery (continued)
Xylem Inc./NY	7,180	$937,636

		29,081,109

Marine — 0.0%
Kirby Corp.(a)	2,440	127,880

Media — 1.1%
Altice USA Inc., Class A(a)(b)	9,320	151,916
Cable One Inc.	198	338,820
Charter Communications Inc., Class A(a)	5,038	3,400,096
Comcast Corp., Class A	182,228	9,371,986
Discovery Inc., Class A(a)(b)	6,472	151,704
Discovery Inc., Class C, NVS(a)	12,360	278,842
DISH Network Corp., Class A(a)	10,061	413,205
Fox Corp., Class A, NVS	12,904	512,805
Fox Corp., Class B	5,700	210,672
Interpublic Group of Companies Inc. (The)	15,680	573,418
Liberty Broadband Corp., Class A(a)	940	151,124
Liberty Broadband Corp., Class C, NVS(a)	5,792	940,910
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	3,034	151,032
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	6,381	314,711
New York Times Co. (The), Class A	6,667	363,951
News Corp., Class A, NVS	15,761	360,927
News Corp., Class B	4,750	107,160
Nexstar Media Group Inc., Class A	1,617	242,437
Omnicom Group Inc.	8,479	577,250
Sirius XM Holdings Inc.(b)	37,174	226,390
TEGNA Inc.	8,632	169,705
ViacomCBS Inc., Class B, NVS	24,087	872,431

		19,881,492

Metals & Mining — 0.4%
Alcoa Corp.	7,457	342,649
Cleveland-Cliffs Inc.(a)	18,145	437,476
Commercial Metals Co.	4,696	151,117
Freeport-McMoRan Inc.	58,579	2,209,600
MP Materials Corp.(a)(b)	2,980	100,873
Newmont Corp.	31,888	1,721,952
Nucor Corp.	11,720	1,308,538
Reliance Steel & Aluminum Co.	2,476	361,892
Royal Gold Inc.	2,534	250,917
Steel Dynamics Inc.	7,738	511,327
United States Steel Corp.	10,780	284,484

		7,680,825

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	20,945	333,444
Annaly Capital Management Inc.	55,969	473,498
Blackstone Mortgage Trust Inc., Class A	6,460	212,534
New Residential Investment Corp.	18,880	214,477
Starwood Property Trust Inc.	11,550	294,178

		1,528,131

Multi-Utilities — 0.6%
Ameren Corp.	10,261	864,900
Avista Corp.	2,687	106,969
Black Hills Corp.	2,489	165,220
CenterPoint Energy Inc.	23,506	612,096
CMS Energy Corp.	11,558	697,525
Consolidated Edison Inc.	14,100	1,063,140
Dominion Energy Inc.	32,031	2,432,114
DTE Energy Co.	7,679	870,415
MDU Resources Group Inc.	8,297	254,967

18	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
NiSource Inc.	15,667	$386,505
NorthWestern Corp.	2,132	121,226
Public Service Enterprise Group Inc.	20,174	1,287,101
Sempra Energy	12,629	1,611,839
WEC Energy Group Inc.	12,586	1,133,495

		11,607,512

Multiline Retail — 0.5%
Dollar General Corp.	9,425	2,087,826
Dollar Tree Inc.(a)	9,256	997,426
Kohl’s Corp.	6,120	297,004
Ollie’s Bargain Outlet Holdings Inc.(a)	2,253	152,438
Target Corp.	19,669	5,106,466

		8,641,160

Oil, Gas & Consumable Fuels — 2.5%
APA Corp.	15,292	400,803
Cheniere Energy Inc.(a)	9,268	958,311
Chevron Corp.	76,940	8,808,861
ConocoPhillips	53,433	3,980,224
Continental Resources Inc./OK	2,494	121,732
Coterra Energy Inc.	32,470	692,261
Devon Energy Corp.	25,124	1,006,970
Diamondback Energy Inc.	6,791	727,927
DTE Midstream LLC(a)	3,916	187,811
EOG Resources Inc.	23,068	2,132,867
EQT Corp.(a)	12,033	239,577
Equitrans Midstream Corp.	16,642	171,579
Exxon Mobil Corp.	168,434	10,858,940
Hess Corp.	10,914	901,169
HollyFrontier Corp.	6,168	208,478
Kinder Morgan Inc.	77,778	1,302,782
Marathon Oil Corp.	30,956	505,202
Marathon Petroleum Corp.	25,466	1,678,973
New Fortress Energy Inc.	1,649	49,470
Occidental Petroleum Corp.	35,396	1,186,828
ONEOK Inc.	17,695	1,125,756
Ovintiv Inc.	10,580	396,962
Phillips 66	17,477	1,306,930
Pioneer Natural Resources Co.	9,053	1,692,730
Targa Resources Corp.	9,012	492,686
Texas Pacific Land Corp.(b)	248	315,870
Valero Energy Corp.	16,232	1,255,221
Williams Companies Inc. (The)	48,349	1,358,124

		44,065,044

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	3,799	223,875
Sylvamo Corp.(a)	1,411	39,734

		263,609

Personal Products — 0.2%
Coty Inc., Class A(a)	14,195	120,374
Estee Lauder Companies Inc. (The), Class A	9,200	2,983,836
Herbalife Nutrition Ltd.(a)	4,059	188,337

		3,292,547

Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	88,383	5,161,567
Catalent Inc.(a)	6,778	934,415
Elanco Animal Health Inc.(a)	18,694	614,659
Eli Lilly & Co.	31,589	8,047,614
Jazz Pharmaceuticals PLC(a)	2,436	324,085
Johnson & Johnson	104,735	17,059,237

Security	Shares	Value

Pharmaceuticals (continued)
Merck & Co. Inc.	100,712	$8,867,691
Nektar Therapeutics(a)	7,410	112,336
Organon & Co.	10,258	376,981
Perrigo Co. PLC	5,144	232,252
Pfizer Inc.	223,063	9,756,776
Royalty Pharma PLC, Class A	14,141	558,994
Viatris Inc.	47,695	636,728
Zoetis Inc.	18,827	4,070,397

		56,753,732

Professional Services — 0.7%
ASGN Inc.(a)	2,101	251,406
Booz Allen Hamilton Holding Corp.	5,394	468,523
CACI International Inc., Class A(a)	940	270,381
Clarivate PLC(a)(b)	14,846	348,139
CoStar Group Inc.(a)	15,760	1,356,148
Dun & Bradstreet Holdings Inc.(a)	5,487	103,375
Equifax Inc.	4,862	1,348,865
FTI Consulting Inc.(a)	1,386	199,473
IHS Markit Ltd.	15,905	2,079,101
Insperity Inc.	1,448	181,000
Jacobs Engineering Group Inc.	5,200	730,184
KBR Inc.	5,579	236,773
Leidos Holdings Inc.	5,648	564,687
ManpowerGroup Inc.	2,164	209,151
Nielsen Holdings PLC	14,188	287,307
Robert Half International Inc.	4,428	500,674
Science Applications International Corp.	2,376	213,317
TransUnion	7,554	870,901
TriNet Group Inc.(a)	1,527	154,609
Upwork Inc.(a)	4,786	225,516
Verisk Analytics Inc.	6,439	1,353,928

		11,953,458

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	13,397	1,394,360
Howard Hughes Corp. (The)(a)	1,570	136,794
Jones Lang LaSalle Inc.(a)	2,024	522,658
Opendoor Technologies Inc.(a)(b)	15,200	360,392
Redfin Corp.(a)	4,185	214,858
Zillow Group Inc., Class A(a)	1,517	160,377
Zillow Group Inc., Class C, NVS(a)(b)	6,754	699,917

		3,489,356

Road & Rail — 1.1%
AMERCO	374	275,634
CSX Corp.	89,386	3,233,092
JB Hunt Transport Services Inc.	3,345	659,601
Kansas City Southern	3,624	1,124,346
Knight-Swift Transportation Holdings Inc.	6,622	375,401
Landstar System Inc.	1,531	269,165
Lyft Inc., Class A(a)	11,594	531,817
Norfolk Southern Corp.	9,782	2,866,615
Old Dominion Freight Line Inc.	3,743	1,277,673
Saia Inc.(a)	1,050	328,272
TuSimple Holdings Inc., Class A(a)(b)	1,328	51,951
Uber Technologies Inc.(a)	64,283	2,816,881
Union Pacific Corp.	25,934	6,260,468
XPO Logistics Inc.(a)	3,923	336,593

		20,407,509

Semiconductors & Semiconductor Equipment — 5.4%
Advanced Micro Devices Inc.(a)	48,236	5,799,414

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Allegro MicroSystems Inc.(a)(b)	2,194	$73,192
Amkor Technology Inc.	3,998	87,636
Analog Devices Inc.	21,365	3,706,614
Applied Materials Inc.	36,346	4,966,681
Broadcom Inc.	16,321	8,677,386
Brooks Automation Inc.	2,966	345,391
Cirrus Logic Inc.(a)	2,314	186,994
Enphase Energy Inc.(a)	5,371	1,244,085
Entegris Inc.	5,410	761,620
First Solar Inc.(a)	3,946	471,902
Intel Corp.	161,409	7,909,041
KLA Corp.	6,046	2,253,707
Lam Research Corp.	5,657	3,188,116
Lattice Semiconductor Corp.(a)	5,441	377,823
Marvell Technology Inc.	32,426	2,221,181
Microchip Technology Inc.	21,870	1,620,348
Micron Technology Inc.	44,690	3,088,079
MKS Instruments Inc.	2,253	338,063
Monolithic Power Systems Inc.	1,723	905,368
NVIDIA Corp.	99,145	25,348,402
NXP Semiconductors NV	10,500	2,109,030
ON Semiconductor Corp.(a)	17,292	831,226
Power Integrations Inc.	2,439	251,729
Qorvo Inc.(a)	4,434	745,932
QUALCOMM Inc.	44,877	5,970,436
Semtech Corp.(a)	2,597	220,823
Silicon Laboratories Inc.(a)	1,649	311,265
Skyworks Solutions Inc.	6,589	1,101,220
SolarEdge Technologies Inc.(a)	2,108	747,665
Teradyne Inc.	6,541	904,228
Texas Instruments Inc.	36,730	6,886,140
Universal Display Corp.	1,743	319,318
Wolfspeed Inc.(a)	4,675	561,514
Xilinx Inc.	9,844	1,771,920

		96,303,489

Software — 10.7%
ACI Worldwide Inc.(a)	4,703	144,288
Adobe Inc.(a)	18,954	12,326,923
Alteryx Inc., Class A(a)	2,390	174,924
Anaplan Inc.(a)	5,874	383,044
ANSYS Inc.(a)	3,481	1,321,318
Appian Corp.(a)	1,579	156,968
AppLovin Corp., Class A(a)	1,074	105,520
Asana Inc., Class A(a)	3,115	423,017
Aspen Technology Inc.(a)	2,766	433,405
Autodesk Inc.(a)	8,719	2,769,242
Avalara Inc.(a)	3,417	613,830
Bentley Systems Inc., Class B(b)	7,329	433,510
Bill.com Holdings Inc.(a)	3,522	1,036,560
Black Knight Inc.(a)	6,174	432,859
Blackbaud Inc.(a)	1,606	114,042
Blackline Inc.(a)(b)	2,121	269,091
Cadence Design Systems Inc.(a)	11,045	1,912,000
CDK Global Inc.	4,650	202,368
Ceridian HCM Holding Inc.(a)(b)	5,296	663,324
Citrix Systems Inc.	4,923	466,356
Consensus Cloud Solutions Inc.(a)(b)	641	40,595
Coupa Software Inc.(a)	2,920	664,884
Crowdstrike Holdings Inc., Class A(a)	7,951	2,240,592
Datadog Inc., Class A(a)	9,567	1,598,167

Security	Shares	Value

Software (continued)
Digital Turbine Inc.(a)(b)	3,489	$300,263
DocuSign Inc.(a)	7,711	2,145,894
Dolby Laboratories Inc., Class A	2,601	229,798
Dropbox Inc., Class A(a)	11,402	347,647
Duck Creek Technologies Inc.(a)	2,996	94,374
Dynatrace Inc.(a)	7,827	587,025
Elastic NV(a)	2,848	494,156
Fair Isaac Corp.(a)	1,125	447,975
Five9 Inc.(a)	2,656	419,675
Fortinet Inc.(a)	5,408	1,818,927
Guidewire Software Inc.(a)	3,275	411,766
HubSpot Inc.(a)	1,780	1,442,209
Intuit Inc.	10,872	6,805,763
MANDIANT Inc.(a)	9,964	173,772
Manhattan Associates Inc.(a)	2,564	465,469
McAfee Corp., Class A	2,215	47,335
Microsoft Corp.	298,982	99,148,411
MicroStrategy Inc., Class A(a)	311	222,384
nCino Inc.(a)(b)	2,246	163,194
NCR Corp.(a)	5,243	207,308
New Relic Inc.(a)	2,111	171,329
NortonLifeLock Inc.	23,395	595,403
Nuance Communications Inc.(a)	11,451	630,378
Nutanix Inc., Class A(a)	8,058	276,470
Oracle Corp.	65,537	6,287,620
Palantir Technologies Inc., Class A(a)	62,545	1,618,665
Palo Alto Networks Inc.(a)	3,885	1,977,815
Paycom Software Inc.(a)	1,918	1,050,776
Paylocity Holding Corp.(a)	1,521	464,118
Pegasystems Inc.	1,606	190,664
PTC Inc.(a)	4,143	527,611
Q2 Holdings Inc.(a)	2,253	176,770
Qualtrics International Inc., Class A(a)	2,526	117,004
Rapid7 Inc.(a)(b)	2,226	286,597
RingCentral Inc., Class A(a)	3,268	796,673
salesforce.com Inc.(a)	38,652	11,583,618
ServiceNow Inc.(a)	7,878	5,496,953
Smartsheet Inc., Class A(a)	4,807	331,731
Splunk Inc.(a)	6,521	1,074,791
SS&C Technologies Holdings Inc.	8,799	699,257
Synopsys Inc.(a)	6,089	2,028,733
Trade Desk Inc. (The), Class A(a)	17,274	1,293,995
Tyler Technologies Inc.(a)	1,627	883,819
UiPath Inc., Class A(a)	10,209	513,002
Unity Software Inc.(a)(b)	6,312	955,069
Varonis Systems Inc.(a)	4,267	276,246
Verint Systems Inc.(a)(b)	2,545	118,597
VMware Inc., Class A(a)	3,177	481,951
Workday Inc., Class A(a)	7,541	2,186,739
Workiva Inc.(a)(b)	1,717	256,777
Zendesk Inc.(a)	4,729	481,412
Zoom Video Communications Inc., Class A(a)	8,618	2,366,934
Zscaler Inc.(a)	3,116	993,568

		192,091,257

Specialty Retail — 2.3%
Advance Auto Parts Inc.	2,578	581,390
American Eagle Outfitters Inc.	6,091	144,600
AutoNation Inc.(a)	1,743	211,112
AutoZone Inc.(a)	860	1,534,962
Bath & Body Works Inc.	10,475	723,718

20	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Best Buy Co. Inc.	9,026	$1,103,338
Burlington Stores Inc.(a)	2,654	733,274
CarMax Inc.(a)	6,460	884,503
Carvana Co.(a)	3,372	1,022,323
Dick’s Sporting Goods Inc.	2,597	322,573
Five Below Inc.(a)	2,270	447,871
Floor & Decor Holdings Inc., Class A(a)	4,235	575,621
Foot Locker Inc.	3,595	171,374
GameStop Corp., Class A(a)	2,482	455,472
Gap Inc. (The)	8,613	195,429
Home Depot Inc. (The)	42,302	15,725,345
Lithia Motors Inc.	1,205	384,660
Lowe’s Companies Inc.	28,123	6,575,720
Murphy USA Inc.	991	161,483
National Vision Holdings Inc.(a)	3,190	196,632
O’Reilly Automotive Inc.(a)	2,752	1,712,625
Penske Automotive Group Inc.	1,199	127,154
Petco Health & Wellness Co. Inc.(a)(b)	2,934	72,558
RH(a)	687	453,166
Ross Stores Inc.	14,250	1,613,100
TJX Companies Inc. (The)	48,142	3,152,820
Tractor Supply Co.	4,563	990,947
Ulta Beauty Inc.(a)	2,170	797,171
Victoria’s Secret & Co.(a)	2,997	151,259
Williams-Sonoma Inc.	2,992	555,704

		41,777,904

Technology Hardware, Storage & Peripherals — 5.6%
Apple Inc.	624,775	93,591,295
Dell Technologies Inc., Class C(a)	11,077	1,218,359
Hewlett Packard Enterprise Co.	51,486	754,270
HP Inc.	47,933	1,453,808
NetApp Inc.	9,005	804,147
Pure Storage Inc., Class A(a)	10,748	288,691
Seagate Technology Holdings PLC	8,356	744,269
Western Digital Corp.(a)	12,052	630,199
Xerox Holdings Corp.	5,485	97,633

		99,582,671

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	6,067	323,007
Carter’s Inc.	1,777	175,070
Columbia Sportswear Co.	1,394	144,753
Crocs Inc.(a)	2,489	401,849
Deckers Outdoor Corp.(a)	1,085	428,912
Hanesbrands Inc.	13,577	231,352
Levi Strauss & Co., Class A	3,206	83,933
Lululemon Athletica Inc.(a)	4,726	2,202,363
Nike Inc., Class B	50,850	8,506,697
PVH Corp.(a)	2,822	308,529
Ralph Lauren Corp.	1,972	250,779
Skechers U.S.A. Inc., Class A(a)	5,491	253,739
Tapestry Inc.	11,241	438,174
Under Armour Inc., Class A(a)	7,662	168,258
Under Armour Inc., Class C, NVS(a)	7,893	149,020
VF Corp.	13,073	952,760

		15,019,195

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	4,532	217,536

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
MGIC Investment Corp.	13,303	$214,976
New York Community Bancorp. Inc.	18,793	233,597
Radian Group Inc.	7,279	173,750
Rocket Companies Inc., Class A	5,526	91,068
TFS Financial Corp.	2,126	41,372
UWM Holdings Corp.	2,171	14,763

		987,062

Tobacco — 0.5%
Altria Group Inc.	73,227	3,230,043
Philip Morris International Inc.	62,006	5,862,047

		9,092,090

Trading Companies & Distributors — 0.3%
Air Lease Corp.	4,234	169,572
Applied Industrial Technologies Inc.	1,631	158,990
Fastenal Co.	22,885	1,306,276
MSC Industrial Direct Co. Inc., Class A	1,855	155,950
SiteOne Landscape Supply Inc.(a)	1,750	411,180
United Rentals Inc.(a)	2,888	1,094,869
Univar Solutions Inc.(a)	6,896	176,399
Watsco Inc.	1,286	372,400
WW Grainger Inc.	1,743	807,201

		4,652,837

Water Utilities — 0.1%
American Water Works Co. Inc.	7,242	1,261,412
Essential Utilities Inc.	8,756	412,145

		1,673,557

Wireless Telecommunication Services — 0.1%
T-Mobile U.S. Inc.(a)	23,270	2,676,748
U.S. Cellular Corp.(a)	602	18,403

		2,695,151

Total Common Stocks — 99.8% (Cost: $766,953,568)		1,788,668,589

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	18,130,752	18,139,818
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	2,816,000	2,816,000

		20,955,818

Total Short-Term Investments — 1.1% (Cost: $20,950,721)		20,955,818

Total Investments in Securities — 100.9%
(Cost: $787,904,289)		1,809,624,407

Other Assets, Less Liabilities — (0.9)%		(16,966,944)

Net Assets — 100.0%		$1,792,657,463

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$16,762,800	$1,376,306	(a)	$—		$(197)	$909	$18,139,818	18,130,752	$22,148	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,056,000	—		(1,240,000	)(a)	—	—	2,816,000	2,816,000	77		—
BlackRock Inc.	4,641,334	147,507		(127,824)		35,390	669,992	5,366,399	5,688	47,189		—

						$35,193	$670,901	$26,322,217		$69,414		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	16	12/17/21	$3,678	$119,858

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$119,858

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$419,687

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(58,062)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,923,428

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Dow Jones U.S. ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,788,668,589	$—	$—	$1,788,668,589
Money Market Funds	20,955,818	—	—	20,955,818

	$1,809,624,407	$—	$—	$1,809,624,407

Derivative financial instruments(a)
Assets
Futures Contracts	$119,858	$—	$—	$119,858

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Electrical Equipment — 2.0%
ChargePoint Holdings Inc.(a)(b)	200,146	$4,959,618
Plug Power Inc.(a)(b)	977,871	37,423,123
Shoals Technologies Group Inc., Class A(a)(b)	195,251	6,050,828

		48,433,569

Energy Equipment & Services — 7.8%
Baker Hughes Co.	1,408,852	35,334,008
Halliburton Co.	1,693,858	42,329,512
NOV Inc.(a)	744,447	10,437,147
Schlumberger NV	3,130,670	100,995,414

		189,096,081

Oil, Gas & Consumable Fuels — 86.5%
Antero Midstream Corp.	638,728	6,796,065
APA Corp.	720,802	18,892,220
Cheniere Energy Inc.(a)	447,725	46,294,765
Chevron Corp.	3,497,427	400,420,417
ConocoPhillips	2,518,670	187,615,728
Continental Resources Inc./OK(b)	124,226	6,063,471
Coterra Energy Inc.	1,521,494	32,438,252
Devon Energy Corp.	1,288,709	51,651,457
Diamondback Energy Inc.	345,221	37,004,239
DTE Midstream LLC(a)	184,420	8,844,783
EOG Resources Inc.	1,322,574	122,285,192
EQT Corp.(a)	581,484	11,577,346
Exxon Mobil Corp.	7,625,555	491,619,531
Hess Corp.	530,136	43,773,330
HollyFrontier Corp.	285,908	9,663,690
Kinder Morgan Inc.	4,122,984	69,059,982
Marathon Oil Corp.	1,498,366	24,453,333
Marathon Petroleum Corp.	1,416,249	93,373,297
New Fortress Energy Inc.	51,204	1,536,120
Occidental Petroleum Corp.	1,615,586	54,170,599
ONEOK Inc.	848,005	53,950,078
Phillips 66	905,563	67,718,001
Pioneer Natural Resources Co.	457,355	85,516,238

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Corp.	430,589	$23,540,301
Texas Pacific Land Corp.	11,260	14,341,524
Valero Energy Corp.	803,147	62,107,358
Williams Companies Inc. (The)	2,538,131	71,296,100

		2,096,003,417

Semiconductors & Semiconductor Equipment — 3.4%
Enphase Energy Inc.(a)	252,041	58,380,257
First Solar Inc.(a)	202,505	24,217,573

		82,597,830

Total Common Stocks — 99.7% (Cost: $2,148,107,769)		2,416,130,897

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	21,976,326	21,987,314
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	3,900,000	3,900,000

		25,887,314

Total Short-Term Investments — 1.1%
(Cost: $25,887,314)		25,887,314

Total Investments in Securities — 100.8%
(Cost: $2,173,995,083)		2,442,018,211

Other Assets, Less Liabilities — (0.8)%		(19,169,892)

Net Assets — 100.0%		$2,422,848,319

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$21,987,452	(a)	$—	$(138)	$—	$21,987,314	21,976,326	$5,998	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,640,000	260,000	(a)	—	—	—	3,900,000	3,900,000	127		—

					$(138)	$—	$25,887,314		$6,125		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

24	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Energy ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Energy Select Sector Index	109	12/17/21	$6,509	$384,501

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$384,501

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$445,931

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$443,109

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,689,027

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,416,130,897	$—	$—	$2,416,130,897
Money Market Funds	25,887,314	—	—	25,887,314

	$2,442,018,211	$—	$—	$2,442,018,211

Derivative financial instruments(a)
Assets
Futures Contracts	$384,501	$—	$—	$384,501

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 16.0%
AbbVie Inc.	982,618	$112,676,806
Acceleron Pharma Inc.(a)	29,351	5,112,357
Alnylam Pharmaceuticals Inc.(a)	65,880	10,511,813
Amgen Inc.	315,908	65,383,479
Biogen Inc.(a)	82,473	21,993,900
BioMarin Pharmaceutical Inc.(a)	101,120	8,011,738
CureVac NV(a)(b)	29,556	1,184,309
Exact Sciences Corp.(a)(b)	94,843	9,030,950
Exelixis Inc.(a)	172,207	3,704,173
Gilead Sciences Inc.	698,183	45,298,113
Horizon Therapeutics PLC(a)	121,202	14,533,332
Incyte Corp.(a)	102,366	6,856,475
Ionis Pharmaceuticals Inc.(a)	78,027	2,486,720
Iovance Biotherapeutics Inc.(a)(b)	81,941	1,991,986
Mirati Therapeutics Inc.(a)	21,836	4,127,441
Moderna Inc.(a)	188,138	64,947,119
Natera Inc.(a)	46,429	5,319,370
Neurocrine Biosciences Inc.(a)	52,039	5,485,431
Novavax Inc.(a)(b)	41,023	6,105,453
Regeneron Pharmaceuticals Inc.(a)	55,733	35,665,776
Sage Therapeutics Inc.(a)	28,583	1,153,610
Sarepta Therapeutics Inc.(a)	45,658	3,612,917
Seagen Inc.(a)	74,122	13,069,932
Ultragenyx Pharmaceutical Inc.(a)	35,828	3,006,686
United Therapeutics Corp.(a)	24,553	4,683,730
Vertex Pharmaceuticals Inc.(a)	144,061	26,641,201

		482,594,817

Health Care Equipment & Supplies — 27.3%
Abbott Laboratories	966,043	124,513,282
ABIOMED Inc.(a)	24,572	8,158,887
Align Technology Inc.(a)	43,749	27,315,563
Baxter International Inc.	279,466	22,066,635
Becton Dickinson and Co.	158,705	38,024,131
Boston Scientific Corp.(a)	788,798	34,020,858
Cooper Companies Inc. (The)	26,890	11,210,979
Danaher Corp.	352,639	109,942,261
DENTSPLY SIRONA Inc.	120,423	6,889,400
Dexcom Inc.(a)	53,570	33,385,360
Edwards Lifesciences Corp.(a)	343,568	41,166,318
Envista Holdings Corp.(a)	89,497	3,499,333
Globus Medical Inc., Class A(a)	42,983	3,316,998
Hill-Rom Holdings Inc.	37,013	5,733,314
Hologic Inc.(a)	139,393	10,218,901
ICU Medical Inc.(a)	11,077	2,593,458
IDEXX Laboratories Inc.(a)	47,023	31,323,901
Insulet Corp.(a)	36,728	11,386,414
Integra LifeSciences Holdings Corp.(a)	40,059	2,662,321
Intuitive Surgical Inc.(a)	197,039	71,156,694
Masimo Corp.(a)	27,728	7,861,997
Medtronic PLC	746,719	89,501,739
Novocure Ltd.(a)	56,726	5,818,386
Penumbra Inc.(a)	18,789	5,196,098
Quidel Corp.(a)(b)	20,452	2,715,412
ResMed Inc.	79,947	21,018,866
STERIS PLC	47,402	11,079,743
Stryker Corp.	193,883	51,586,450
Tandem Diabetes Care Inc.(a)	33,957	4,629,358
Teleflex Inc.	25,969	9,269,375

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings Inc.	115,997	$16,601,490

		823,863,922

Health Care Providers & Services — 17.0%
Acadia Healthcare Co. Inc.(a)(b)	49,198	3,050,276
Agilon Health Inc.(a)	37,868	927,766
Amedisys Inc.(a)	17,840	3,021,026
Anthem Inc.	136,212	59,269,927
Cardinal Health Inc.	161,065	7,700,518
Centene Corp.(a)	321,566	22,908,362
Chemed Corp.	8,554	4,125,166
Cigna Corp.	185,714	39,670,367
DaVita Inc.(a)	38,474	3,972,056
Encompass Health Corp.	54,302	3,451,435
Guardant Health Inc.(a)	49,963	5,835,179
HCA Healthcare Inc.	140,089	35,086,691
Henry Schein Inc.(a)	78,368	5,983,397
Humana Inc.	71,698	33,207,646
Laboratory Corp. of America Holdings(a)	53,580	15,378,532
Molina Healthcare Inc.(a)	31,982	9,457,717
Oak Street Health Inc.(a)(b)	54,555	2,576,633
Premier Inc., Class A	67,677	2,636,019
Quest Diagnostics Inc.	67,739	9,942,730
Signify Health Inc., Class A(a)(b)	35,067	563,527
UnitedHealth Group Inc.	523,234	240,933,560
Universal Health Services Inc., Class B	41,045	5,093,684

		514,792,214

Health Care Technology — 1.7%
Cerner Corp.	164,294	12,205,401
Certara Inc.(a)(b)	46,135	1,905,837
Teladoc Health Inc.(a)(b)	83,939	12,556,435
Veeva Systems Inc., Class A(a)(b)	76,119	24,130,484

		50,798,157

Life Sciences Tools & Services — 11.4%
10X Genomics Inc., Class A(a)	46,339	7,473,090
Adaptive Biotechnologies Corp.(a)(b)	60,540	2,022,641
Agilent Technologies Inc.	169,078	26,628,094
Avantor Inc.(a)	322,094	13,006,156
Bio-Rad Laboratories Inc., Class A(a)	11,766	9,350,205
Bio-Techne Corp.	21,503	11,260,046
Bruker Corp.	56,925	4,571,077
Charles River Laboratories International Inc.(a)	27,683	12,420,808
Illumina Inc.(a)	81,109	33,665,102
IQVIA Holdings Inc.(a)	105,985	27,706,599
Maravai LifeSciences Holdings Inc., Class A(a)	56,511	2,389,850
PerkinElmer Inc.	62,218	11,005,742
PPD Inc.(a)	89,123	4,203,932
QIAGEN NV(a)	126,292	7,042,042
Repligen Corp.(a)	30,352	8,817,256
Sotera Health Co.(a)(b)	55,287	1,365,589
Syneos Health Inc.(a)	56,602	5,283,231
Thermo Fisher Scientific Inc.(b)	218,514	138,334,658
West Pharmaceutical Services Inc.	40,835	17,554,150

		344,100,268

Pharmaceuticals — 26.4%
Bristol-Myers Squibb Co.	1,242,403	72,556,335
Catalent Inc.(a)	90,230	12,439,108
Elanco Animal Health Inc.(a)	246,748	8,113,074
Eli Lilly & Co.	471,436	120,103,035
Jazz Pharmaceuticals PLC(a)	32,972	4,386,595

26	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Johnson & Johnson	1,465,432	$238,689,564
Merck & Co. Inc.	1,409,029	124,065,004
Nektar Therapeutics(a)(b)	98,729	1,496,732
Organon & Co.	141,137	5,186,785
Perrigo Co. PLC	74,308	3,355,006
Pfizer Inc.	3,104,916	135,809,026
Royalty Pharma PLC, Class A	180,134	7,120,697
Viatris Inc.	670,337	8,948,999
Zoetis Inc.	264,047	57,086,961

		799,356,921

Total Common Stocks — 99.8% (Cost: $2,336,372,672)		3,015,506,299

Short-Term Investments
Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	25,994,720	26,007,718

Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	4,517,000	$4,517,000

		30,524,718

Total Short-Term Investments — 1.0% (Cost: $30,511,859)		30,524,718

Total Investments in Securities — 100.8% (Cost: $2,366,884,531)		3,046,031,017

Other Assets, Less Liabilities — (0.8)%		(24,142,657)

Net Assets — 100.0%		$3,021,888,360

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$33,909,140	$—		$(7,899,919	)(a)	$(2,550)	$1,047	$26,007,718	25,994,720	$27,664	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,827,000	1,690,000	(a)	—		—	—	4,517,000	4,517,000	122		—

						$(2,550)	$1,047	$30,524,718		$27,786		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Health Care Sector Index	47	12/17/21	$6,341	$121,657

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Healthcare ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$121,657

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$696,587

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(86,068)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,704,240

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,015,506,299	$—	$—	$3,015,506,299
Money Market Funds	30,524,718	—	—	30,524,718

	$3,046,031,017	$—	$—	$3,046,031,017

Derivative financial instruments(a)
Assets
Futures Contracts	$121,657	$—	$—	$121,657

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 0.1%
F5 Networks Inc.(a)	52,840	$11,157,166

Electrical Equipment — 0.1%
Vertiv Holdings Co.	246,696	6,335,153

Electronic Equipment, Instruments & Components — 1.3%
Amphenol Corp., Class A	511,363	39,257,337
Arrow Electronics Inc.(a)	62,693	7,256,715
Avnet Inc.	87,005	3,315,761
CDW Corp./DE	120,437	22,479,566
Corning Inc.	667,834	23,754,855
IPG Photonics Corp.(a)(b)	31,751	5,048,726
Jabil Inc.	124,658	7,474,494
National Instruments Corp.	116,331	4,940,578
SYNNEX Corp.	36,507	3,833,235

		117,361,267

Entertainment — 0.0%
Skillz Inc., Class A(a)(b)	258,340	2,888,241

Health Care Technology — 0.1%
Change Healthcare Inc.(a)	219,462	4,725,017

Industrial Conglomerates — 0.5%
Roper Technologies Inc.	92,065	44,915,752

Interactive Media & Services — 16.9%
Alphabet Inc., Class A(a)	193,462	572,825,505
Alphabet Inc., Class C, NVS(a)	180,491	535,229,816
IAC/InterActiveCorp.(a)	67,068	10,219,151
Match Group Inc.(a)	242,508	36,565,356
Meta Platforms Inc, Class A(a)	1,073,640	347,397,695
Pinterest Inc., Class A(a)(b)	486,646	21,723,878
Twitter Inc.(a)	683,252	36,581,312
Vimeo Inc.(a)	125,791	4,242,930

		1,564,785,643

Internet & Direct Marketing Retail — 0.3%
DoorDash Inc., Class A(a)	126,496	24,641,421

IT Services — 5.3%
Akamai Technologies Inc.(a)	141,062	14,876,399
Amdocs Ltd.	113,478	8,833,128
Cloudflare Inc., Class A(a)	226,725	44,147,892
Cognizant Technology Solutions Corp., Class A	462,459	36,113,423
Concentrix Corp.	36,951	6,565,454
DXC Technology Co.(a)	220,262	7,173,933
EPAM Systems Inc.(a)	47,155	31,746,632
Fastly Inc., Class A(a)(b)	92,751	4,694,128
Gartner Inc.(a)	71,395	23,696,714
Globant SA(a)	35,462	11,319,116
GoDaddy Inc., Class A(a)	147,289	10,187,980
International Business Machines Corp.	784,344	98,121,434
MongoDB Inc.(a)(b)	54,384	28,349,835
Okta Inc.(a)(b)	108,993	26,940,890
Snowflake Inc., Class A(a)(b)	171,504	60,684,975
SolarWinds Corp.	29,545	475,675
Switch Inc., Class A	100,539	2,541,626
Twilio Inc., Class A(a)	146,160	42,585,178
VeriSign Inc.(a)	86,520	19,265,408
Wix.com Ltd.(a)(b)	46,773	8,697,907

		487,017,727

Security	Shares	Value

Professional Services — 0.4%
CACI International Inc., Class A(a)	20,395	$5,866,418
Clarivate PLC(a)	381,371	8,943,150
Dun & Bradstreet Holdings Inc.(a)	140,461	2,646,285
Leidos Holdings Inc.	123,856	12,383,123
Science Applications International Corp.	50,791	4,560,016

		34,398,992

Semiconductors & Semiconductor Equipment — 19.7%
Advanced Micro Devices Inc.(a)	1,062,284	127,718,405
Allegro MicroSystems Inc.(a)	34,687	1,157,158
Analog Devices Inc.	470,791	81,677,531
Applied Materials Inc.	803,504	109,798,822
Broadcom Inc.	350,432	186,314,181
Brooks Automation Inc.	64,220	7,478,419
Cirrus Logic Inc.(a)	50,722	4,098,845
Entegris Inc.	118,109	16,627,385
Intel Corp.	3,548,214	173,862,486
KLA Corp.	134,629	50,184,306
Lam Research Corp.	124,965	70,426,525
Marvell Technology Inc.	717,490	49,148,065
Microchip Technology Inc.	471,259	34,915,579
Micron Technology Inc.	982,947	67,921,638
Monolithic Power Systems Inc.	39,334	20,668,444
NVIDIA Corp.	1,391,284	355,709,580
NXP Semiconductors NV	232,687	46,737,511
ON Semiconductor Corp.(a)(b)	371,510	17,858,486
Qorvo Inc.(a)	97,292	16,367,433
QUALCOMM Inc.	990,245	131,742,195
Skyworks Solutions Inc.	144,743	24,190,898
Teradyne Inc.	145,831	20,159,677
Texas Instruments Inc.	810,810	152,010,659
Universal Display Corp.	37,962	6,954,638
Wolfspeed Inc.(a)(b)	100,764	12,102,764
Xilinx Inc.	215,853	38,853,540

		1,824,685,170

Software — 37.9%
Adobe Inc.(a)	384,499	250,062,770
Alteryx Inc., Class A(a)(b)	51,564	3,773,969
Anaplan Inc.(a)	123,180	8,032,568
ANSYS Inc.(a)	76,425	29,009,402
Aspen Technology Inc.(a)	59,573	9,334,493
Atlassian Corp. PLC, Class A(a)	119,629	54,805,634
Autodesk Inc.(a)(b)	193,069	61,320,645
Avalara Inc.(a)	74,320	13,350,845
Bentley Systems Inc., Class B(b)	121,053	7,160,285
Black Knight Inc.(a)	133,335	9,348,117
C3.ai Inc., Class A(a)(b)	30,017	1,354,367
Cadence Design Systems Inc.(a)	240,642	41,657,537
CDK Global Inc.	106,916	4,652,984
Ceridian HCM Holding Inc.(a)	113,310	14,192,078
Citrix Systems Inc.	108,662	10,293,551
Coupa Software Inc.(a)	64,204	14,619,251
Crowdstrike Holdings Inc., Class A(a)	172,631	48,647,416
Datadog Inc., Class A(a)	203,789	34,042,952
Datto Holding Corp.(a)	20,914	499,845
DocuSign Inc.(a)	167,399	46,585,468
Dolby Laboratories Inc., Class A	56,319	4,975,784
DoubleVerify Holdings Inc.(a)(b)	13,587	537,094
Dropbox Inc., Class A(a)	267,419	8,153,605
Duck Creek Technologies Inc.(a)(b)	62,894	1,981,161

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Dynatrace Inc.(a)	172,621	$12,946,575
Elastic NV(a)	61,081	10,598,164
Everbridge Inc.(a)(b)	33,639	5,359,029
Five9 Inc.(a)	58,589	9,257,648
Fortinet Inc.(a)	117,526	39,528,695
Guidewire Software Inc.(a)(b)	73,595	9,253,099
HubSpot Inc.(a)	39,109	31,687,285
Intuit Inc.	224,026	140,238,036
Jamf Holding Corp.(a)(b)	46,395	2,210,722
MANDIANT Inc.(a)	205,601	3,585,681
Manhattan Associates Inc.(a)	55,519	10,078,919
McAfee Corp., Class A	56,856	1,215,013
Microsoft Corp.	4,779,402	1,584,945,291
N-Able Inc.(a)(b)	29,740	395,542
nCino Inc.(a)(b)	49,228	3,576,907
NCR Corp.(a)	111,793	4,420,295
New Relic Inc.(a)	45,228	3,670,705
NortonLifeLock Inc.	481,211	12,246,820
Nuance Communications Inc.(a)	249,999	13,762,445
Nutanix Inc., Class A(a)	167,685	5,753,272
Oracle Corp.	1,479,597	141,952,536
Palantir Technologies Inc., Class A(a)	1,422,433	36,812,566
Palo Alto Networks Inc.(a)(b)	83,456	42,486,615
Paycom Software Inc.(a)	44,486	24,371,655
Paycor HCM Inc.(a)	28,495	924,378
Pegasystems Inc.(b)	35,788	4,248,751
Procore Technologies Inc.(a)	8,881	812,167
PTC Inc.(a)	92,474	11,776,564
RingCentral Inc., Class A(a)(b)	70,507	17,188,196
salesforce.com Inc.(a)	811,258	243,125,910
ServiceNow Inc.(a)	172,993	120,707,596
Smartsheet Inc., Class A(a)	105,379	7,272,205
Splunk Inc.(a)(b)	143,753	23,693,369
SS&C Technologies Holdings Inc.	196,648	15,627,617
Synopsys Inc.(a)	132,891	44,276,623
Teradata Corp.(a)(b)	95,497	5,401,310
Tyler Technologies Inc.(a)	35,325	19,189,247
Unity Software Inc.(a)(b)	130,585	19,758,816
VMware Inc., Class A(a)	70,533	10,699,856
Workday Inc., Class A(a)(b)	164,554	47,717,369
Zendesk Inc.(a)	104,398	10,627,716
Zoom Video Communications Inc., Class A(a)(b)	187,454	51,484,241

Security	Shares	Value

Software (continued)
Zscaler Inc.(a)	67,830	$21,628,274

		3,504,905,541

Specialty Retail — 0.0%
Vroom Inc.(a)(b)	100,985	1,931,843

Technology Hardware, Storage & Peripherals — 17.3%
Apple Inc.	9,927,866	1,487,194,327
Dell Technologies Inc., Class C(a)	237,901	26,166,731
Hewlett Packard Enterprise Co.	1,140,904	16,714,244
HP Inc.	1,054,942	31,996,391
NetApp Inc.	195,263	17,436,986
Pure Storage Inc., Class A(a)	233,852	6,281,265
Western Digital Corp.(a)	269,326	14,083,056
Xerox Holdings Corp.	124,518	2,216,420

		1,602,089,420

Total Common Stocks — 99.9% (Cost: $5,460,430,354)		9,231,838,353

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	71,737,409	71,773,277
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	11,220,000	11,220,000

		82,993,277

Total Short-Term Investments — 0.9% (Cost: $82,959,468)		82,993,277

Total Investments in Securities — 100.8% (Cost: $5,543,389,822)		9,314,831,630

Other Assets, Less Liabilities — (0.8)%		(69,752,790)

Net Assets — 100.0%		$9,245,078,840

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

30	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Technology ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$117,943,012	$—	$(46,166,316	)(a)	$(3,277)	$(142)	$71,773,277	71,737,409	$78,002	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,110,000	—	(6,890,000	)(a)	—	—	11,220,000	11,220,000	355		—

					$(3,277)	$(142)	$82,993,277		$78,357		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Technology Select Sector Index	59	12/17/21	$9,589	$233,524
S&P 500 E-Mini Index	21	12/17/21	2,203	(73,783)

				$159,741

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$233,524

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$73,783

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,986,563

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(295,150)

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Technology ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,685,428

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$9,231,838,353	$—	$—	$9,231,838,353
Money Market Funds	82,993,277	—	—	82,993,277

	$9,314,831,630	$—	$—	$9,314,831,630

Derivative financial instruments(a)
Assets
Futures Contracts	$233,524	$—	$—	$233,524
Liabilities
Futures Contracts	(73,783)	—	—	(73,783)

	$159,741	$—	$—	$159,741

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Transportation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 28.2%
Air Transport Services Group Inc.(a)	145,665	$3,625,602
Atlas Air Worldwide Holdings Inc.(a)	67,933	5,510,725
CH Robinson Worldwide Inc.	331,903	32,191,272
Echo Global Logistics Inc.(a)	67,012	3,231,989
Expeditors International of Washington Inc.	428,102	52,767,853
FedEx Corp.	293,006	69,011,703
Forward Air Corp.	68,202	6,858,393
GXO Logistics Inc.(a)	248,404	22,058,275
Hub Group Inc., Class A(a)	84,833	6,665,329
United Parcel Service Inc., Class B	1,463,416	312,395,413

		514,316,554

Airlines — 13.9%
Alaska Air Group Inc.(a)	315,575	16,662,360
Allegiant Travel Co.(a)	38,109	6,679,364
American Airlines Group Inc.(a)	1,631,506	31,324,915
Delta Air Lines Inc.(a)	1,612,497	63,097,008
Frontier Group Holdings Inc.(a)(b)	75,773	1,185,847
Hawaiian Holdings Inc.(a)	129,416	2,504,199
JetBlue Airways Corp.(a)	801,472	11,244,652
SkyWest Inc.(a)	127,131	5,470,447
Southwest Airlines Co.(a)	1,490,863	70,488,003
Spirit Airlines Inc.(a)(b)	273,462	5,975,145
Sun Country Airlines Holdings Inc.(a)(b)	77,410	2,343,975
United Airlines Holdings Inc.(a)(b)	815,458	37,625,232

		254,601,147

Marine — 1.1%
Eagle Bulk Shipping Inc.(a)	33,809	1,455,478
Genco Shipping & Trading Ltd.	89,511	1,536,904
Kirby Corp.(a)	151,625	7,946,666
Matson Inc.	109,586	9,126,322

		20,065,370

Road & Rail — 56.8%
AMERCO	24,705	18,207,338
ArcBest Corp.	64,317	5,778,882
Avis Budget Group Inc.(a)	119,054	20,633,249
CSX Corp.	4,530,161	163,855,923
Daseke Inc.(a)	148,750	1,405,687
Heartland Express Inc.	117,828	1,924,131
JB Hunt Transport Services Inc.	212,066	41,817,295
Kansas City Southern	229,221	71,115,815

Security	Shares	Value

Road & Rail (continued)
Knight-Swift Transportation Holdings Inc.	418,237	$23,709,856
Landstar System Inc.	96,446	16,956,171
Lyft Inc., Class A(a)	732,178	33,585,005
Marten Transport Ltd.	149,926	2,493,269
Norfolk Southern Corp.	306,375	89,783,194
Old Dominion Freight Line Inc.	236,379	80,687,972
Ryder System Inc.	135,539	11,514,038
Saia Inc.(a)	66,365	20,748,354
Schneider National Inc., Class B	87,965	2,193,847
TuSimple Holdings Inc., Class A(a)(b)	84,114	3,290,540
Uber Technologies Inc.(a)	1,908,706	83,639,497
Union Pacific Corp.	1,310,364	316,321,870
Werner Enterprises Inc.	155,951	7,067,699
XPO Logistics Inc.(a)	248,404	21,313,063

		1,038,042,695

Total Common Stocks — 100.0% (Cost: $1,708,563,897)		1,827,025,766

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	13,390,790	13,397,485
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	790,000	790,000

		14,187,485

Total Short-Term Investments — 0.8% (Cost: $14,185,160)		14,187,485

Total Investments in Securities — 100.8% (Cost: $1,722,749,057)		1,841,213,251

Other Assets, Less Liabilities — (0.8)%		(13,932,244)

Net Assets — 100.0%		$1,827,281,007

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Transportation ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$12,174,329	$1,223,062	(a)	$—		$7,889	$(7,795)	$13,397,485	13,390,790	$16,985	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,370,000	—		(3,580,000	)(a)	—	—	790,000	790,000	73		—

						$7,889	$(7,795)	$14,187,485		$17,058		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts XAI Industrial Index	3	12/17/21	$315	$10,508

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$10,508

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$23,073

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(228,087)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,818,887

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Transportation ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,827,025,766	$—	$—	$1,827,025,766
Money Market Funds	14,187,485	—	—	14,187,485

	$1,841,213,251	$—	$—	$1,841,213,251

Derivative financial instruments(a)
Assets
Futures Contracts	$10,508	$—	$—	$10,508

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Utilities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Commercial Services & Supplies — 9.5%
Clean Harbors Inc.(a)	37,030	$4,167,356
Republic Services Inc.	153,715	20,690,039
Stericycle Inc.(a)	66,888	4,476,145
Waste Management Inc.	309,007	49,512,192

		78,845,732

Electric Utilities — 56.3%
Alliant Energy Corp.	183,018	10,353,328
American Electric Power Co. Inc.	366,326	31,031,475
Avangrid Inc.	41,761	2,200,805
Duke Energy Corp.	563,390	57,471,414
Edison International	272,823	17,168,751
Entergy Corp.	146,618	15,104,586
Evergy Inc.	167,290	10,664,737
Eversource Energy	251,140	21,321,786
Exelon Corp.	714,517	38,005,159
FirstEnergy Corp.	397,986	15,334,401
Hawaiian Electric Industries Inc.	77,086	3,126,608
IDACORP Inc.	36,808	3,839,811
NextEra Energy Inc.	1,436,021	122,535,672
NRG Energy Inc.	177,946	7,098,266
OGE Energy Corp.	145,985	4,973,709
PG&E Corp.(a)	1,104,810	12,815,796
Pinnacle West Capital Corp.	82,424	5,315,524
PPL Corp.	563,818	16,237,958
Southern Co. (The)	774,496	48,266,591
Xcel Energy Inc.	393,952	25,445,360

		468,311,737

Electrical Equipment — 1.0%
Sunrun Inc.(a)	145,798	8,409,629

Gas Utilities — 2.3%
Atmos Energy Corp.	94,611	8,715,565
National Fuel Gas Co.	63,808	3,664,493
UGI Corp.	152,104	6,602,835

		18,982,893

Independent Power and Renewable Electricity Producers — 2.7%
AES Corp. (The)	483,154	12,141,660
Brookfield Renewable Corp., Class A	93,394	3,867,446

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Vistra Corp.	350,272	$6,861,828

		22,870,934

Multi-Utilities — 24.2%
Ameren Corp.	186,213	15,695,894
CenterPoint Energy Inc.	434,147	11,305,188
CMS Energy Corp.	211,451	12,761,068
Consolidated Edison Inc.	259,031	19,530,937
Dominion Energy Inc.	589,761	44,780,553
DTE Energy Co.	141,177	16,002,413
NiSource Inc.	286,492	7,067,758
Public Service Enterprise Group Inc.	369,007	23,542,646
Sempra Energy	234,037	29,870,142
WEC Energy Group Inc.	230,898	20,794,674

		201,351,273

Water Utilities — 3.7%
American Water Works Co. Inc.	132,844	23,138,768
Essential Utilities Inc.	163,884	7,714,020

		30,852,788

Total Common Stocks — 99.7%
(Cost: $789,065,959)		829,624,986

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	2,362,000	2,362,000

Total Short-Term Investments — 0.3%
(Cost: $2,362,000)		2,362,000

Total Investments in Securities — 100.0%
(Cost: $791,427,959)		831,986,986

Other Assets, Less Liabilities — 0.0%		241,567

Net Assets — 100.0%		$ 832,228,553

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

36	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Utilities ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$869	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	902,000	1,460,000	(b)	—	—	—	2,362,000	2,362,000	51		—

					$—	$—	$2,362,000		$920		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Utilities Select Sector Index	37	12/17/21	$2,493	$(43,623)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$43,623

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$104,646

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(83,355)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,006,943

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Utilities ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$829,624,986	$—	$—	$829,624,986
Money Market Funds	2,362,000	—	—	2,362,000

	$831,986,986	$—	$—	$831,986,986

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(43,623)	$—	$—	$(43,623)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

October 31, 2021

	iShares Dow Jones U.S. ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF	iShares U.S. Technology ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,783,302,190	$2,416,130,897	$3,015,506,299	$9,231,838,353
Affiliated(c)	26,322,217	25,887,314	30,524,718	82,993,277
Cash	39,554	37,384	63,136	3,253,307
Cash pledged:
Futures contracts	175,000	312,000	284,999	643,000
Receivables:
Securities lending income — Affiliated	4,717	3,798	6,692	16,354
Variation margin on futures contracts	7,635	—	58,240	45,572
Capital shares sold	—	—	—	112,139
Dividends	1,233,961	3,302,267	2,391,806	983,423

Total assets	1,811,085,274	2,445,673,660	3,048,835,890	9,319,885,425

LIABILITIES
Collateral on securities loaned, at value	18,133,322	21,987,314	25,986,951	71,762,325
Payables:
Investments purchased	—	—	—	112,138
Variation margin on futures contracts	—	30,281	—	—
Investment advisory fees	294,489	807,746	960,579	2,932,122

Total liabilities	18,427,811	22,825,341	26,947,530	74,806,585

NET ASSETS	$1,792,657,463	$2,422,848,319	$3,021,888,360	$9,245,078,840

NET ASSETS CONSIST OF:
Paid-in capital	$792,345,626	$2,453,496,532	$2,347,731,668	$4,752,810,177
Accumulated earnings (loss)	1,000,311,837	(30,648,213)	674,156,692	4,492,268,663

NET ASSETS	$1,792,657,463	$2,422,848,319	$3,021,888,360	$9,245,078,840

Shares outstanding	15,550,000	77,000,000	10,450,000	83,750,000

Net asset value	$115.28	$31.47	$289.18	$110.39

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$17,677,538	$22,152,610	$25,414,842	$70,099,617
(b) Investments, at cost — Unaffiliated	$764,975,923	$2,148,107,769	$2,336,372,672	$5,460,430,354
(c) Investments, at cost — Affiliated	$22,928,366	$25,887,314	$30,511,859	$82,959,468

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Assets and Liabilities  (unaudited) (continued)

October 31, 2021

	iShares U.S. Transportation ETF	iShares U.S. Utilities ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,827,025,766	$829,624,986
Affiliated(c)	14,187,485	2,362,000
Cash	9,826	24,720
Cash pledged:
Futures contracts	18,000	124,000
Receivables:
Securities lending income — Affiliated	3,086	316
Variation margin on futures contracts	44	—
Capital shares sold	2,516	—
Dividends	—	376,182

Total assets	1,841,246,723	832,512,204

LIABILITIES
Collateral on securities loaned, at value	13,418,333	—
Payables:
Variation margin on futures contracts	—	14,033
Investment advisory fees	547,383	269,618

Total liabilities	13,965,716	283,651

NET ASSETS	$1,827,281,007	$832,228,553

NET ASSETS CONSIST OF:
Paid-in capital	$1,511,086,822	$851,919,948
Accumulated earnings (loss)	316,194,185	(19,691,395)

NET ASSETS	$1,827,281,007	$832,228,553

Shares outstanding	6,750,000	10,000,000

Net asset value	$270.71	$83.22

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$13,021,884	$—
(b) Investments, at cost — Unaffiliated	$1,708,563,897	$789,065,959
(c) Investments, at cost — Affiliated	$14,185,160	$2,362,000

See notes to financial statements.

40	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended October 31, 2021

	iShares Dow Jones U.S. ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF	iShares U.S. Technology ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$11,245,530	$50,228,998	$19,552,658	$26,559,560
Dividends — Affiliated	47,266	127	122	355
Securities lending income — Affiliated — net	22,148	5,998	27,664	78,002
Foreign taxes withheld	(2,185)	—	—	(33,863)

Total investment income	11,312,759	50,235,123	19,580,444	26,604,054

EXPENSES
Investment advisory fees	1,700,472	4,637,462	5,547,352	16,055,533

Total expenses	1,700,472	4,637,462	5,547,352	16,055,533

Net investment income	9,612,287	45,597,661	14,033,092	10,548,521

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	2,079,777	(129,139,162)	2,599,956	(8,375,832)
Investments — Affiliated	(2,085)	(138)	(2,550)	(3,277)
In-kind redemptions — Unaffiliated	11,577,284	92,264,669	98,504,866	817,938,124
In-kind redemptions — Affiliated	37,278	—	—	—
Futures contracts	419,687	445,931	696,587	1,986,563

Net realized gain (loss)	14,111,941	(36,428,700)	101,798,859	811,545,578

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	141,743,335	414,297,147	149,715,182	556,001,417
Investments — Affiliated	670,901	—	1,047	(142)
Futures contracts	(58,062)	443,109	(86,068)	(295,150)

Net change in unrealized appreciation (depreciation)	142,356,174	414,740,256	149,630,161	555,706,125

Net realized and unrealized gain	156,468,115	378,311,556	251,429,020	1,367,251,703

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$166,080,402	$423,909,217	$265,462,112	$1,377,800,224

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Operations  (unaudited) (continued)

Six Months Ended October 31, 2021

	iShares U.S. Transportation ETF	iShares U.S. Utilities ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$10,201,855	$12,568,655
Dividends — Affiliated	73	51
Securities lending income — Affiliated — net	16,985	869

Total investment income	10,218,913	12,569,575

EXPENSES
Investment advisory fees	3,589,447	1,622,826

Total expenses	3,589,447	1,622,826

Net investment income	6,629,466	10,946,749

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(54,022,620)	(13,770,720)
Investments — Affiliated	7,889	—
In-kind redemptions — Unaffiliated	315,285,717	3,861,103
Futures contracts	23,073	104,646

Net realized gain (loss)	261,294,059	(9,804,971)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(281,249,543)	16,095,924
Investments — Affiliated	(7,795)	—
Futures contracts	(228,087)	(83,355)

Net change in unrealized appreciation (depreciation)	(281,485,425)	16,012,569

Net realized and unrealized gain (loss)	(20,191,366)	6,207,598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,561,900)	$17,154,347

See notes to financial statements.

42	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Dow Jones U.S. ETF		iShares U.S. Energy ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,612,287	$18,421,715	$45,597,661	$23,266,005
Net realized gain (loss)	14,111,941	56,309,736	(36,428,700)	(74,049,770)
Net change in unrealized appreciation (depreciation)	142,356,174	465,697,162	414,740,256	257,883,910

Net increase in net assets resulting from operations	166,080,402	540,428,613	423,909,217	207,100,145

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,557,894)	(19,374,122)	(41,650,865)	(24,408,521)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	21,554,525	(65,749,746)	(61,868,790)	1,460,310,777

NET ASSETS
Total increase in net assets	179,077,033	455,304,745	320,389,562	1,643,002,401
Beginning of period	1,613,580,430	1,158,275,685	2,102,458,757	459,456,356

End of period	$1,792,657,463	$1,613,580,430	$2,422,848,319	$2,102,458,757

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets  (continued)

	iShares U.S. Healthcare ETF		iShares U.S. Technology ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,033,092	$27,461,238	$10,548,521	$29,843,120
Net realized gain	101,798,859	186,575,662	811,545,578	910,330,362
Net change in unrealized appreciation (depreciation)	149,630,161	340,519,748	555,706,125	1,875,944,588

Net increase in net assets resulting from operations	265,462,112	554,556,648	1,377,800,224	2,816,118,070

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(14,144,963)	(29,705,083)	(12,017,386)	(30,897,304)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	205,532,313	(392,745,645)	622,040,773	(390,106,288)

NET ASSETS
Total increase in net assets	456,849,462	132,105,920	1,987,823,611	2,395,114,478
Beginning of period	2,565,038,898	2,432,932,978	7,257,255,229	4,862,140,751

End of period	$3,021,888,360	$2,565,038,898	$9,245,078,840	$7,257,255,229

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares U.S. Transportation ETF		iShares U.S. Utilities ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,629,466	$11,015,888	$10,946,749	$22,161,048
Net realized gain (loss)	261,294,059	101,703,980	(9,804,971)	17,410,732
Net change in unrealized appreciation (depreciation)	(281,485,425)	551,433,632	16,012,569	105,278,903

Net increase (decrease) in net assets resulting from operations	(13,561,900)	664,153,500	17,154,347	144,850,683

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,418,425)	(11,445,745)	(10,507,125)	(23,625,593)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(297,044,801)	1,034,833,040	3,489,572	(174,806,045)

NET ASSETS
Total increase (decrease) in net assets	(317,025,126)	1,687,540,795	10,136,794	(53,580,955)
Beginning of period	2,144,306,133	456,765,338	822,091,759	875,672,714

End of period	$1,827,281,007	$2,144,306,133	$832,228,553	$822,091,759

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Financial Highlights

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$105.12		$71.50	$73.44	$66.25	$59.73	$51.53

Net investment income(b)	0.62		1.19	1.28	1.20	1.10	1.01
Net realized and unrealized gain (loss)(c)	10.09		33.68	(1.75)	7.23	6.51	8.20

Net increase (decrease) from investment operations	10.71		34.87	(0.47)	8.43	7.61	9.21

Distributions(d)
From net investment income	(0.55)		(1.25)	(1.47)	(1.24)	(1.09)	(1.01)

Total distributions	(0.55)		(1.25)	(1.47)	(1.24)	(1.09)	(1.01)

Net asset value, end of period	$115.28		$105.12	$71.50	$73.44	$66.25	$59.73

Total Return(e)
Based on net asset value	10.22	%(f)	49.18%	(0.63)%	12.89%	12.81%	18.04%

Ratios to Average Net Assets
Total expenses	0.20	%(g)	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.13	%(g)	1.35%	1.72%	1.74%	1.70%	1.82%

Supplemental Data
Net assets, end of period (000)	$1,792,657		$1,613,580	$1,158,276	$1,241,141	$1,126,170	$1,110,872

Portfolio turnover rate(h)	3	%(f)	4%	4%	5%	4%	4%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Energy ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$26.40		$20.06	$35.96	$40.47	$37.27	$37.91

Net investment income(a)	0.55		0.80	1.02	0.89	1.07	0.84
Net realized and unrealized gain (loss)(b)	5.02		6.36	(14.81)	(4.43)	3.25	(0.62)

Net increase (decrease) from investment operations	5.57		7.16	(13.79)	(3.54)	4.32	0.22

Distributions(c)
From net investment income	(0.50)		(0.82)	(2.11)	(0.97)	(1.12)	(0.86)

Total distributions	(0.50)		(0.82)	(2.11)	(0.97)	(1.12)	(0.86)

Net asset value, end of period	$31.47		$26.40	$20.06	$35.96	$40.47	$37.27

Total Return(d)
Based on net asset value	21.31	%(e)	37.20%	(39.91)%	(8.83)%	11.92%	0.52%

Ratios to Average Net Assets
Total expenses	0.39	%(f)	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	3.85	%(f)	3.62%	3.42%	2.33%	2.87%	2.17%

Supplemental Data
Net assets, end of period (000)	$2,422,848		$2,102,459	$459,456	$789,226	$1,088,740	$1,159,125

Portfolio turnover rate(g)	12	%(e)	15%	12%	6%	6%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Healthcare ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$263.08		$212.48	$188.15	$173.95	$158.62	$144.67

Net investment income(a)	1.39		2.65	2.49	2.26	1.99	1.81
Net realized and unrealized gain(b)	26.09		50.86	24.38	15.50	15.31	14.07

Net increase from investment operations	27.48		53.51	26.87	17.76	17.30	15.88

Distributions(c)
From net investment income	(1.38)		(2.91)	(2.54)	(3.56)	(1.97)	(1.93)

Total distributions	(1.38)		(2.91)	(2.54)	(3.56)	(1.97)	(1.93)

Net asset value, end of period	$289.18		$263.08	$212.48	$188.15	$173.95	$158.62

Total Return(d)
Based on net asset value	10.46	%(e)	25.40%	14.44%	10.27%	10.93%	11.06%

Ratios to Average Net Assets
Total expenses	0.39	%(f)	0.41%	0.43%	0.43%	0.43%	0.44%

Net investment income	0.99	%(f)	1.13%	1.25%	1.19%	1.16%	1.21%

Supplemental Data
Net assets, end of period (000)	$3,021,888		$2,565,039	$2,432,933	$2,097,818	$1,800,336	$1,911,386

Portfolio turnover rate(g)	6	%(e)	6%	5%	6%	7%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Technology ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$92.98		$58.58	$50.85	$41.99	$34.55	$25.58

Net investment income(b)	0.13		0.37	0.48	0.40	0.32	0.33
Net realized and unrealized gain(c)	17.43		34.42	7.75	8.84	7.46	8.97

Net increase from investment operations	17.56		34.79	8.23	9.24	7.78	9.30

Distributions(d)
From net investment income	(0.15)		(0.39)	(0.50)	(0.38)	(0.34)	(0.33)

Total distributions	(0.15)		(0.39)	(0.50)	(0.38)	(0.34)	(0.33)

Net asset value, end of period	$110.39		$92.98	$58.58	$50.85	$41.99	$34.55

Total Return(e)
Based on net asset value	18.90	%(f)	59.56%	16.34%	22.10%	22.62%	36.57%

Ratios to Average Net Assets
Total expenses	0.39	%(g)	0.41%	0.43%	0.42%	0.43%	0.44%

Net investment income	0.26	%(g)	0.47%	0.89%	0.87%	0.80%	1.11%

Supplemental Data
Net assets, end of period (000)	$9,245,079		$7,257,255	$4,862,141	$4,271,433	$4,031,372	$3,392,234

Portfolio turnover rate(h)	9	%(f)	12%	16%	19%	15%	4%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Transportation ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$269.72		$149.76	$195.07	$187.76	$163.83	$141.18

Net investment income(a)	0.95		1.95	2.55	2.12	1.91	1.54
Net realized and unrealized gain (loss)(b)	1.00		119.89	(45.09)	7.34	24.02	22.75

Net increase (decrease) from investment operations	1.95		121.84	(42.54)	9.46	25.93	24.29

Distributions(c)
From net investment income	(0.96)		(1.88)	(2.77)	(2.15)	(2.00)	(1.64)

Total distributions	(0.96)		(1.88)	(2.77)	(2.15)	(2.00)	(1.64)

Net asset value, end of period	$270.71		$269.72	$149.76	$195.07	$187.76	$163.83

Total Return(d)
Based on net asset value	0.74	%(e)	81.75%	(21.92)%	5.12%	15.88%	17.32%

Ratios to Average Net Assets
Total expenses	0.39	%(f)	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	0.72	%(f)	0.90%	1.40%	1.11%	1.07%	0.99%

Supplemental Data
Net assets, end of period (000)	$1,827,281		$2,144,306	$456,765	$575,444	$807,349	$966,598

Portfolio turnover rate(g)	59	%(e)	80%	35%	17%	5%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Utilities ETF
	Six Months Ended 10/31/21 (unaudited	)	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$82.62		$71.20	$74.36	$65.22	$64.65	$60.55

Net investment income(b)	1.09		2.10	2.10	2.02	1.90	1.85
Net realized and unrealized gain (loss)(c)	0.56		11.60	(3.06)	9.06	0.42	4.22

Net increase (decrease) from investment operations	1.65		13.70	(0.96)	11.08	2.32	6.07

Distributions(d)
From net investment income	(1.05)		(2.28)	(2.20)	(1.94)	(1.75)	(1.97)

Total distributions	(1.05)		(2.28)	(2.20)	(1.94)	(1.75)	(1.97)

Net asset value, end of period	$83.22		$82.62	$71.20	$74.36	$65.22	$64.65

Total Return(e)
Based on net asset value	2.04	%(f)	19.66%	(1.39)%	17.29%	3.59%	10.16%

Ratios to Average Net Assets
Total expenses	0.39	%(g)	0.41%	0.43%	0.43%	0.43%	0.44%

Net investment income	2.64	%(g)	2.78%	2.70%	2.94%	2.86%	2.96%

Supplemental Data
Net assets, end of period (000)	$832,229		$822,092	$875,673	$810,455	$606,486	$801,673

Portfolio turnover rate(h)	13	%(f)	5%	4%	6%	5%	9%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Dow Jones U.S.	Diversified
U.S. Energy	Non-diversified
U.S. Healthcare	Non-diversified
U.S. Technology	Non-diversified
U.S. Transportation(a)	Non-diversified
U.S. Utilities	Non-diversified

(a)	Formerly the iShares Transportation Average ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

52	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (unaudited) (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Dow Jones U.S.
Barclays Bank PLC	$1,650,222	$1,650,222	$—	$—
Barclays Capital, Inc.	202,310	202,310	—	—
BNP Paribas SA	1,663,475	1,663,475	—	—
BofA Securities, Inc.	145,766	145,766	—	—
Citadel Clearing LLC	251,178	251,178	—	—
Citigroup Global Markets, Inc.	695,683	695,683	—	—
Credit Suisse Securities (USA) LLC	145,944	145,944	—	—
Goldman Sachs & Co. LLC	3,520,908	3,520,908	—	—
J.P. Morgan Securities LLC	5,029,516	5,029,516	—	—
Jefferies LLC	253,124	253,124	—	—
Morgan Stanley	707,060	707,060	—	—
National Financial Services LLC	411,034	411,034	—	—
Natixis S.A.	253,182	253,182	—	—
Scotia Capital (USA), Inc.	284,954	281,638	—	(3,316	)(b)
SG Americas Securities LLC	884,210	884,210	—	—
State Street Bank & Trust Co.	666,134	647,850	—	(18,284	)(b)
Toronto Dominion Bank	342,417	342,417	—	—
UBS Securities LLC	99,929	99,929	—	—
Wells Fargo Bank N.A.	470,492	470,492	—	—

	$17,677,538	$17,655,938	$—	$(21,600)

U.S. Energy
Barclays Bank PLC	$743	$743	$—	$—
BNP Paribas SA	1,352,033	1,341,800	—	(10,233	)(b)
Goldman Sachs & Co. LLC	13,153,203	12,952,786	—	(200,417	)(b)
Morgan Stanley	2,409,318	2,332,350	—	(76,968	)(b)
Natixis S.A.	5,237,313	5,237,313	—	—

	$22,152,610	$21,864,992	$—	$(287,618)

U.S. Healthcare
Barclays Bank PLC	$1,161,269	$1,161,269	$—	$—
Barclays Capital, Inc.	364,968	364,968	—	—
BNP Paribas SA	2,416,236	2,416,236	—	—
Goldman Sachs & Co. LLC	4,609,536	4,609,536	—	—
J.P. Morgan Securities LLC	11,401,510	11,401,510	—	—
National Financial Services LLC	97,024	97,024	—	—
Natixis S.A.	1,533,181	1,533,181	—	—
SG Americas Securities LLC	31,654	31,649	—	(5	)(b)
UBS Securities LLC	2,563,125	2,563,125	—	—
Virtu Americas LLC	1,236,339	1,236,339	—	—

	$25,414,842	$25,414,837	$—	$(5)

54	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
U.S. Technology
Barclays Bank PLC	$5,347,946	$5,347,946	$—	$—
BMO Capital Markets Corp.	98,872	98,872	—	—
BNP Paribas SA	7,711,485	7,711,485	—	—
BofA Securities, Inc.	509,622	509,622	—	—
Citadel Clearing LLC	1,453	1,450	—	(3	)(b)
Citigroup Global Markets, Inc.	7,277,519	7,277,519	—	—
Credit Suisse Securities (USA) LLC	1,599,466	1,599,466	—	—
Deutsche Bank Securities, Inc.	47,880	47,880	—	—
Goldman Sachs & Co. LLC	11,890,067	11,890,067	—	—
J.P. Morgan Securities LLC	13,084,847	13,084,847	—	—
Morgan Stanley	2,586,268	2,586,268	—	—
National Financial Services LLC	45,104	45,104	—	—
SG Americas Securities LLC	3,434,836	3,434,836	—	—
State Street Bank & Trust Co.	8,751,584	8,751,584	—	—
UBS AG	3,884,360	3,884,360	—	—
Virtu Americas LLC	3,378,195	3,378,195	—	—
Wells Fargo Bank N.A.	314,717	306,421	—	(8,296	)(b)
Wells Fargo Securities LLC	135,396	135,396	—	—

	$70,099,617	$70,091,318	$—	$(8,299)

U.S. Transportation
Barclays Bank PLC	$259,790	$259,790	$—	$—
BNP Paribas SA	150,765	150,765	—	—
Credit Suisse Securities (USA) LLC	5,083,717	5,083,717	—	—
Goldman Sachs & Co. LLC	76,043	76,043	—	—
Morgan Stanley	1,591,789	1,591,789	—	—
UBS AG	5,859,780	5,859,780	—	—

	$13,021,884	$13,021,884	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Dow Jones U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology, iShares U.S. Transportation ETF and iShares U.S. Utilities, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Dow Jones U.S.	$9,451
U.S. Energy	2,571
U.S. Healthcare	11,832
U.S. Technology	33,376
U.S. Transportation	7,276
U.S. Utilities	372

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

56	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Dow Jones U.S.	$10,411,531	$7,947,088	$(633,123)
U.S. Energy	62,669,585	48,621,734	(26,666,180)
U.S. Healthcare	79,440,486	53,672,766	2,464,403
U.S. Technology	216,989,153	67,887,405	(1,978,927)
U.S. Transportation	16,360,874	9,395,831	(873,493)
U.S. Utilities	27,679,881	29,618,031	(3,317,606)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$53,419,539	$50,804,833
U.S. Energy	271,509,186	267,877,022
U.S. Healthcare	170,308,338	174,765,697
U.S. Technology	703,483,020	699,108,446
U.S. Transportation	1,094,618,817	1,102,287,004
U.S. Utilities	105,145,532	105,596,226

For the six months ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$37,700,397	$16,211,300
U.S. Energy	644,736,224	707,707,098
U.S. Healthcare	543,491,643	334,590,740
U.S. Technology	2,063,851,455	1,446,709,324
U.S. Transportation	1,318,368,986	1,608,661,648
U.S. Utilities	24,438,359	20,950,336

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Dow Jones U.S.	$23,727,408
U.S. Energy	203,633,929
U.S. Healthcare	90,834,480
U.S. Technology	52,753,889
U.S. Transportation	35,544,075
U.S. Utilities	45,910,325

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (unaudited) (continued)

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$801,245,401	$1,051,378,345	$(42,879,481)	$1,008,498,864
U.S. Energy	2,236,993,700	304,532,989	(99,123,977)	205,409,012
U.S. Healthcare	2,384,912,695	759,095,759	(97,855,780)	661,239,979
U.S. Technology	5,579,590,641	3,866,437,287	(131,036,557)	3,735,400,730
U.S. Transportation	1,750,752,004	158,490,041	(68,018,286)	90,471,755
U.S. Utilities	796,319,354	73,956,634	(38,332,625)	35,624,009

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

58	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Six Months Ended 10/31/21		Year Ended 04/30/21
iShares ETF	Shares	Amount	Shares		Amount
Dow Jones U.S.
Shares sold	350,000	$37,820,586	350,000	(a)	$34,300,344
Shares redeemed	(150,000)	(16,266,061)	(1,200,000	)(a)	(100,050,090)

Net increase (decrease)	200,000	$21,554,525	(850,000)		$(65,749,746)

U.S. Energy
Shares sold	22,950,000	$648,224,918	76,000,000		$1,857,056,842
Shares redeemed	(25,600,000)	(710,093,708)	(19,250,000)		(396,746,065)

Net increase (decrease)	(2,650,000)	$(61,868,790)	56,750,000		$1,460,310,777

U.S. Healthcare
Shares sold	1,900,000	$544,712,718	1,650,000		$371,904,383
Shares redeemed	(1,200,000)	(339,180,405)	(3,350,000)		(764,650,028)

Net increase (decrease)	700,000	$205,532,313	(1,700,000)		$(392,745,645)

U.S. Technology
Shares sold	19,800,000	$2,067,444,119	16,200,000	(b)	$1,217,516,386
Shares redeemed	(14,100,000)	(1,445,403,346)	(21,150,000	)(b)	(1,607,622,674)

Net increase (decrease)	5,700,000	$622,040,773	(4,950,000)		$(390,106,288)

U.S. Transportation
Shares sold	5,100,000	$1,321,122,822	10,000,000		$2,071,869,906
Shares redeemed	(6,300,000)	(1,618,167,623)	(5,100,000)		(1,037,036,866)

Net increase (decrease)	(1,200,000)	$(297,044,801)	4,900,000		$1,034,833,040

U.S. Utilities
Shares sold	300,000	$24,593,884	1,450,000	(a)	$110,955,395
Shares redeemed	(250,000)	(21,104,312)	(3,800,000	)(a)	(285,761,440)

Net increase (decrease)	50,000	$3,489,572	(2,350,000)		$(174,806,045)

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Share transactions reflect a four-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (unaudited) (continued)

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Dow Jones U.S. ETF received proceeds of $118,354 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to an appeal which remains pending. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

60	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Dow Jones U.S. ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF, iShares U.S. Utilities ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares U.S. Transportation ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board

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Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	65

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

66	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Dow Jones U.S.(a)	$0.545092	$—	$0.008817	$0.553909	98%	—%	2%		100%
U.S. Utilities(a)	1.049051	—	0.001910	1.050961	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

S U P P L E M E N T A L I N F O R M A T I O N	67

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

68	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	69

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-SAR-401-1021

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

iShares Trust

•	iShares MSCI KLD 400 Social ETF | DSI | NYSE Arca
•	iShares MSCI USA ESG Select ETF | SUSA | NYSE Arca
•	iShares U.S. Basic Materials ETF | IYM | NYSE Arca
•	iShares U.S. Consumer Discretionary ETF | IYC | NYSE Arca
•	iShares U.S. Consumer Staples ETF | IYK | NYSE Arca
•	iShares U.S. Financial Services ETF | IYG | NYSE Arca
•	iShares U.S. Financials ETF | IYF | NYSE Arca
•	iShares U.S. Industrials ETF | IYJ | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of October 31, 2021	iShares® MSCI KLD 400 Social ETF

Investment Objective

The iShares MSCI KLD 400 Social ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI KLD 400 Social Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	13.88%	47.29%	20.02%	16.31%	47.29%	149.04%	352.93%
Fund Market	13.91	47.11	20.02	16.30	47.11	149.07	352.66
Index	14.03	47.67	20.43	16.80	47.67	153.28	372.44

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,138.80	$ 1.35		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	33.2%
Consumer Discretionary	12.6
Communication Services	10.8
Health Care	9.4
Financials	9.2
Industrials	8.5
Consumer Staples	6.4
Real Estate	3.2
Materials	3.0
Energy	2.2
Utilities	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	10.7%
Tesla Inc.	4.1
Alphabet Inc., Class A	4.0
Alphabet Inc., Class C	3.9
NVIDIA Corp.	2.9
Home Depot Inc. (The)	1.8
Visa Inc., Class A	1.6
Procter & Gamble Co. (The)	1.6
Adobe Inc.	1.4
Walt Disney Co. (The)	1.4

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Fund Summary as of October 31, 2021	iShares® MSCI USA ESG Select ETF

Investment Objective

The iShares MSCI USA ESG Select ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA Extended ESG Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	12.73%	44.66%	20.33%	15.79%	44.66%	152.25%	333.04%
Fund Market	12.69	44.61	20.33	15.79	44.61	152.29	333.15
Index	12.89	45.03	20.73	16.27	45.03	156.51	351.70

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,127.30	$ 1.34		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	31.6%
Financials	11.3
Health Care	11.0
Industrials	10.7
Consumer Discretionary	9.9
Communication Services	8.1
Consumer Staples	6.5
Real Estate	3.5
Materials	2.6
Utilities	2.5
Energy	2.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	5.3%
Apple Inc.	4.9
Alphabet Inc., Class A	2.9
NVIDIA Corp.	2.4
Tesla Inc.	2.2
Home Depot Inc. (The)	2.0
BlackRock Inc.	1.7
3M Co.	1.4
Texas Instruments Inc.	1.4
Marsh & McLennan Companies Inc.	1.4

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021	iShares® U.S. Basic Materials ETF

Investment Objective

The iShares U.S. Basic Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the basic materials sector, as represented by the Russell 1000 Basic Materials RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.76%	39.54%	13.44%	9.05%	39.54%	87.84%	137.85%
Fund Market	2.79	39.41	13.45	9.06	39.41	87.96	138.00
Index(a)	2.96	40.10	13.86	9.49	40.10	91.36	147.63
Dow Jones U.S. Basic Materials Index™	2.79	39.85	13.82	9.47	39.85	91.03	147.20
Russell 1000 Basic Materials RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Basic Materials IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Basic Materials RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Basic Materials IndexTM as the underlying index of the fund.

(b)

The inception date of the Russell 1000 Basic Materials RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through October 31, 2021 was 1.70%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,027.60	$1.99		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Chemicals	57.7%
Metals & Mining	29.3
Containers & Packaging	6.0
Trading Companies & Distributors	5.2
Other (each representing less than 1%)	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Air Products & Chemicals Inc.	9.9%
Ecolab Inc.	8.3
Freeport-McMoRan Inc.	8.3
Newmont Corp.	6.5
Dow Inc.	6.3
International Flavors & Fragrances Inc.	5.6
Fastenal Co.	4.5
Nucor Corp.	4.4
Albemarle Corp.	4.1
LyondellBasell Industries NV, Class A	3.6

(a)	Excludes money market funds.

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Fund Summary as of October 31, 2021	iShares® U.S. Consumer Discretionary ETF

Investment Objective

The iShares U.S. Consumer Discretionary ETF (the “Fund”) (formerly the iShares U.S. Consumer Services ETF) seeks to track the investment results of an index composed of U.S. equities in the consumer discretionary sector, as represented by the Russell 1000 Consumer Discretionary 40 Act 15/22.5 Daily Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	7.81%	39.12%	19.50%	18.02%	39.12%	143.70%	424.39%
Fund Market	7.85	39.21	19.51	18.03	39.21	143.81	424.58
Index(a)	8.02	39.69	20.03	18.54	39.69	149.13	447.77
Dow Jones U.S. Consumer Services Capped (TR) IndexTM(b)	3.14	33.38	N/A	N/A	33.38	N/A	N/A
Russell 1000 Consumer Discretionary 40 Act 15/22.5 Daily Capped Index(c)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Consumer Services Total Return Index. Index performance beginning on June 24, 2019 through September 19, 2021 reflects the performance of the Dow Jones U.S. Consumer Services Capped (TR) IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Consumer Discretionary 40 Act 15/22.5 Daily Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Consumer Services Capped (TR) IndexTM as the underlying index of the fund.

(b)

The inception date of the Dow Jones U.S. Consumer Services Capped (TR) IndexTM was April 15, 2019. The cumulative total return for this index for the period April 15, 2019 through October 31, 2021 was 54.71%.

(c)

The inception date of the Russell 1000 Consumer Discretionary 40 Act 15/22.5 Daily Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through October 31, 2021 was 6.60%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,078.10	$2.04		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Retailing	35.4%
Consumer Services	15.1
Media & Entertainment	13.6
Automobiles & Components	13.5
Consumer Durables & Apparel	9.3
Food & Staples Retailing	7.1
Transportation	3.0
Household & Personal Products	1.3
Other (each representing less than 1%)	1.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Amazon.com Inc.	14.2%
Tesla Inc.	9.7
Home Depot Inc. (The)	4.5
Netflix Inc.	4.1
Walt Disney Co. (The)	4.0
Costco Wholesale Corp.	3.6
Walmart Inc.	3.5
Nike Inc., Class B	3.4
McDonald’s Corp.	3.0
Lowe’s Companies Inc.	2.7

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021	iShares® U.S. Consumer Staples ETF

Investment Objective

The iShares U.S. Consumer Staples ETF (the “Fund”) (formerly the iShares U.S. Consumer Goods ETF) seeks to track the investment results of an index composed of U.S. equities in the consumer staples sector, as represented by the Russell 1000 Consumer Staples RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	2.18%	29.42%	12.85%	12.94%	29.42%	83.03%	237.60%
Fund Market	2.26	29.37	12.86	12.94	29.37	83.13	237.68
Index(a)	2.38	29.92	13.32	13.42	29.92	86.88	252.38
Dow Jones U.S. Consumer Goods IndexTM	12.31	42.52	15.44	14.48	42.52	105.01	286.57
Russell 1000 Consumer Staples RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Consumer Goods IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Consumer Staples RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Consumer Goods IndexTM as the underlying index of the fund.

(b)

The inception date of the Russell 1000 Consumer Staples RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through October 31, 2021 was 1.13%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,021.80	$1.99		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Food, Beverage & Tobacco	58.9%
Household & Personal Products	25.1
Health Care Equipment & Services	7.5
Food & Staples Retailing	6.8
Materials	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Procter & Gamble Co. (The)	16.7%
PepsiCo Inc.	10.8
Coca-Cola Co. (The)	10.6
Philip Morris International Inc.	7.2
CVS Health Corp.	4.7
Mondelez International Inc., Class A	3.8
Altria Group Inc.	3.5
Colgate-Palmolive Co.	3.1
Kimberly-Clark Corp.	2.4
General Mills Inc.	2.1

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® U.S. Financial Services ETF

Investment Objective

The iShares U.S. Financial Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financial services sector, as represented by the Dow Jones U.S. Financial Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	9.94%	69.56%	19.19%	17.38%	69.56%	140.54%	396.68%
Fund Market	9.97	69.68	19.19	17.39	69.68	140.54	396.78
Index	10.15	70.18	19.68	17.88	70.18	145.56	418.11

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,099.40	$2.06		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Banks	43.2%
Diversified Financials	41.7
Software & Services	14.8
Insurance	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

JPMorgan Chase & Co.	11.6%
Visa Inc., Class A	8.1
Bank of America Corp.	8.1
Mastercard Inc., Class A	6.7
Wells Fargo & Co.	4.8
Morgan Stanley	3.4
Citigroup Inc.	3.2
Goldman Sachs Group Inc. (The)	3.2
BlackRock Inc.	3.1
Charles Schwab Corp. (The)	2.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021	iShares® U.S. Financials ETF

Investment Objective

The iShares U.S. Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financials sector, as represented by the Russell 1000 Financials 40 Act 15/22.5 Daily Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	12.06%	62.96%	16.65%	15.49%	62.96%	115.96%	321.96%
Fund Market	11.97	62.97	16.64	15.48	62.97	115.87	321.64
Index(a)	12.29	63.58	17.11	15.96	63.58	120.29	339.75
Dow Jones U.S. Financials Capped (TR) Index™(b)	9.84	60.02	N/A	N/A	60.02	N/A	N/A
Russell 1000 Financials 40 Act 15/22.5 Daily Capped Index(c)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Financials Total Return Index. Index performance beginning on June 24, 2019 through September 19, 2021 reflects the performance of the Dow Jones U.S. Financials Capped (TR) IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Financials 40 Act 15/22.5 Daily Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Financials Capped (TR) IndexTM as the underlying index of the fund.

(b)

The inception date of the Dow Jones U.S. Financials Capped (TR) IndexTM was April 15, 2019. The cumulative total return for this index for the period April 15, 2019 through October 31, 2021 was 50.58%.

(c)

The inception date of the Russell 1000 Financials 40 Act 15/22.5 Daily Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through October 31, 2021 was 11.61%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,120.60	$2.08		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Diversified Financials	43.6%
Banks	36.2
Insurance	19.7
Software & Services	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Berkshire Hathaway Inc., Class B	8.3%
JPMorgan Chase & Co.	8.0
Bank of America Corp.	6.3
Wells Fargo & Co.	4.5
Citigroup Inc.	3.1
Morgan Stanley	3.1
Goldman Sachs Group Inc. (The)	3.0
BlackRock Inc.	2.9
Charles Schwab Corp. (The)	2.7
S&P Global Inc.	2.5

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® U.S. Industrials ETF

Investment Objective

The iShares U.S. Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the industrials sector, as represented by the Russell 1000 Industrials 40 Act 15/22.5 Daily Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.32%	36.70%	16.26%	15.05%	36.70%	112.41%	306.41%
Fund Market	1.25	36.50	16.26	15.05	36.50	112.39	306.39
Index(a)	1.52	37.23	16.76	15.55	37.23	116.97	324.42
Dow Jones U.S. Industrials Index™	2.64	38.76	17.01	15.68	38.76	119.38	329.14
Russell 1000 Industrials 40 Act 15/22.5 Daily Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Industrials IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Industrials 40 Act 15/22.5 Daily Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Industrials IndexTM as the underlying index of the fund.

(b)

The inception date of the Russell 1000 Industrials 40 Act 15/22.5 Daily Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through October 31, 2021 was -1.89%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,013.20	$1.98		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Capital Goods	40.4%
Software & Services	29.5
Transportation	11.9
Materials	6.3
Commercial & Professional Services	4.1
Diversified Financials	3.6
Technology Hardware & Equipment	2.4
Pharmaceuticals, Biotechnology & Life Sciences	1.0
Other (each representing less than 1%)	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Visa Inc., Class A	6.3%
Mastercard Inc., Class A	5.1
PayPal Holdings Inc.	4.8
Accenture PLC, Class A	4.0
Union Pacific Corp.	2.8
United Parcel Service Inc., Class B	2.7
Honeywell International Inc.	2.7
Raytheon Technologies Corp.	2.4
General Electric Co.	2.0
American Express Co.	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.0%
Spirit AeroSystems Holdings Inc., Class A	17,781	$734,178

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	22,966	2,227,472
Echo Global Logistics Inc.(a)	3,684	177,679
Expeditors International of Washington Inc.	29,263	3,606,958
United Parcel Service Inc., Class B	124,975	26,678,413

		32,690,522

Airlines — 0.1%
Delta Air Lines Inc.(a)	27,574	1,078,971
Southwest Airlines Co.(a)	25,327	1,197,460

		2,276,431

Auto Components — 0.3%
Aptiv PLC(a)	46,810	8,092,981
Autoliv Inc.	14,451	1,399,579
BorgWarner Inc.	41,731	1,880,816

		11,373,376

Automobiles — 4.1%
Harley-Davidson Inc.	26,526	967,934
Tesla Inc.(a)	141,495	157,625,430

		158,593,364

Banks — 1.9%
Bank of Hawaii Corp.	6,953	587,529
Cathay General Bancorp.	13,344	562,983
CIT Group Inc.	17,028	843,397
Citizens Financial Group Inc.	73,241	3,470,159
Comerica Inc.	24,320	2,069,389
First Republic Bank/CA	30,399	6,576,216
Heartland Financial USA Inc.	6,970	349,336
Huntington Bancshares Inc./OH	255,356	4,019,304
International Bancshares Corp.	9,498	402,715
KeyCorp.	167,472	3,897,073
M&T Bank Corp.	22,176	3,262,533
Old National Bancorp./IN	23,338	398,613
People’s United Financial Inc.	72,796	1,247,723
PNC Financial Services Group Inc. (The)	73,380	15,485,381
Regions Financial Corp.	165,556	3,920,366
SVB Financial Group(a)	9,649	6,922,193
Truist Financial Corp.	232,232	14,739,765
Umpqua Holdings Corp.	38,245	782,110
Zions Bancorp. NA	28,499	1,795,152

		71,331,937

Beverages — 2.2%
Coca-Cola Co. (The)	707,769	39,896,938
Keurig Dr Pepper Inc.	121,906	4,399,588
PepsiCo Inc.	238,730	38,578,768

		82,875,294

Biotechnology — 2.3%
AbbVie Inc.	305,192	34,996,367
Amgen Inc.	99,289	20,549,844
Biogen Inc.(a)	26,077	6,954,214
BioMarin Pharmaceutical Inc.(a)	31,391	2,487,109
Gilead Sciences Inc.	216,685	14,058,523
Vertex Pharmaceuticals Inc.(a)(b)	44,635	8,254,351

		87,300,408

Building Products — 0.8%
A O Smith Corp.	23,306	1,702,970

Security	Shares	Value

Building Products (continued)
Allegion PLC	15,558	$1,996,092
Builders FirstSource Inc.(a)	34,023	1,982,520
Fortune Brands Home & Security Inc.	23,944	2,427,922
Johnson Controls International PLC	124,108	9,105,804
Lennox International Inc.	5,819	1,741,510
Masco Corp.	43,944	2,880,529
Owens Corning	17,947	1,676,429
Trane Technologies PLC	41,409	7,492,130

		31,005,906

Capital Markets — 4.4%
Ameriprise Financial Inc.	20,082	6,067,375
Bank of New York Mellon Corp. (The)	144,269	8,540,725
BlackRock Inc.(c)	26,346	24,856,397
Charles Schwab Corp. (The)	249,797	20,490,848
CME Group Inc.	61,991	13,672,115
FactSet Research Systems Inc.	6,525	2,896,382
Franklin Resources Inc.	51,768	1,630,174
Intercontinental Exchange Inc.	97,135	13,449,312
Invesco Ltd.	59,930	1,522,821
Moody’s Corp.	29,076	11,751,066
Morgan Stanley	241,123	24,782,622
Northern Trust Corp.	34,226	4,211,167
S&P Global Inc.	41,611	19,730,272
State Street Corp.	63,309	6,239,102
T Rowe Price Group Inc.	39,307	8,524,902

		168,365,280

Chemicals — 2.3%
Air Products & Chemicals Inc.	38,170	11,443,748
Albemarle Corp.	20,215	5,063,251
Axalta Coating Systems Ltd.(a)(b)	36,329	1,133,101
Ecolab Inc.	44,417	9,870,346
HB Fuller Co.	8,674	611,604
International Flavors & Fragrances Inc.	43,101	6,355,242
Linde PLC	89,903	28,697,038
Minerals Technologies Inc.	6,009	426,278
Mosaic Co. (The)	61,918	2,573,931
PPG Industries Inc.	41,074	6,595,252
Sherwin-Williams Co. (The)	43,901	13,899,496

		86,669,287

Commercial Services & Supplies — 0.2%
ACCO Brands Corp.	14,722	121,751
Copart Inc.(a)	36,887	5,728,182
Deluxe Corp.	7,062	251,901
HNI Corp.	7,777	290,860
Interface Inc.	11,049	158,664
Steelcase Inc., Class A	13,821	164,470
Tetra Tech Inc.	9,321	1,637,327

		8,353,155

Communications Equipment — 1.3%
Cisco Systems Inc.	728,180	40,756,235
CommScope Holding Co. Inc.(a)	35,217	377,174
F5 Networks Inc.(a)(b)	10,311	2,177,168
Motorola Solutions Inc.	29,390	7,306,060
Plantronics Inc.(a)	7,102	190,049

		50,806,686

Construction & Engineering — 0.1%
EMCOR Group Inc.	9,465	1,149,903
Granite Construction Inc.	7,676	284,933

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Quanta Services Inc.	24,023	$2,913,509

		4,348,345

Consumer Finance — 0.6%
Ally Financial Inc.	64,187	3,064,287
American Express Co.	117,987	20,503,781

		23,568,068

Containers & Packaging — 0.4%
Amcor PLC	266,970	3,222,328
Avery Dennison Corp.	14,371	3,128,854
Ball Corp.	56,822	5,198,076
Sealed Air Corp.	26,310	1,560,709
Sonoco Products Co.	17,208	997,204

		14,107,171

Distributors — 0.2%
LKQ Corp.(a)	49,713	2,738,192
Pool Corp.	6,937	3,573,665

		6,311,857

Diversified Financial Services — 0.1%
Equitable Holdings Inc.	66,742	2,235,857
Voya Financial Inc.	21,000	1,465,170

		3,701,027

Diversified Telecommunication Services — 1.1%
Liberty Global PLC, Class A(a)	27,389	787,160
Liberty Global PLC, Class C, NVS(a)	61,084	1,761,663
Lumen Technologies Inc.	161,062	1,910,195
Verizon Communications Inc.	715,366	37,907,244

		42,366,262

Electric Utilities — 0.4%
Alliant Energy Corp.	43,299	2,449,424
Eversource Energy	59,453	5,047,560
FirstEnergy Corp.	93,748	3,612,111
OGE Energy Corp.	34,360	1,170,645
PPL Corp.	133,246	3,837,485

		16,117,225

Electrical Equipment — 0.5%
Acuity Brands Inc.	6,247	1,283,321
Eaton Corp. PLC	68,800	11,335,488
Rockwell Automation Inc.	20,110	6,423,134
Sensata Technologies Holding PLC(a)(b)	27,255	1,501,751

		20,543,694

Electronic Equipment, Instruments & Components — 0.8%
Cognex Corp.	30,463	2,668,254
Corning Inc.	140,058	4,981,863
Flex Ltd.(a)(b)	84,996	1,436,432
Itron Inc.(a)	7,802	606,762
Keysight Technologies Inc.(a)	31,957	5,752,899
TE Connectivity Ltd.	56,924	8,310,904
Trimble Inc.(a)	43,271	3,780,587
Zebra Technologies Corp., Class A(a)	9,264	4,946,513

		32,484,214

Energy Equipment & Services — 0.3%
Baker Hughes Co.	127,370	3,194,439
Core Laboratories NV	8,132	211,513
NOV Inc.(a)	66,883	937,700
Schlumberger NV	240,831	7,769,208
TechnipFMC PLC(a)	76,002	560,135

		12,672,995

Security	Shares	Value

Entertainment — 1.6%
Electronic Arts Inc.	49,807	$6,985,432
Walt Disney Co. (The)(a)	313,950	53,079,526

		60,064,958

Equity Real Estate Investment Trusts (REITs) — 2.9%
American Tower Corp.	78,561	22,151,845
AvalonBay Communities Inc.	24,193	5,725,999
Boston Properties Inc.	25,654	2,915,321
Corporate Office Properties Trust	19,540	529,925
Digital Realty Trust Inc.	48,748	7,692,922
Duke Realty Corp.	64,421	3,623,037
Equinix Inc.	15,453	12,935,243
Equity Residential	61,422	5,306,861
Federal Realty Investment Trust	12,050	1,450,217
Healthpeak Properties Inc.	93,082	3,305,342
Host Hotels & Resorts Inc.(a)	122,750	2,065,882
Iron Mountain Inc.	49,915	2,278,121
Macerich Co. (The)	35,617	644,311
PotlatchDeltic Corp.	11,730	613,127
Prologis Inc.	127,815	18,528,062
SBA Communications Corp.	18,913	6,531,226
Simon Property Group Inc.	56,613	8,298,334
UDR Inc.	51,334	2,850,577
Weyerhaeuser Co.	129,694	4,632,670

		112,079,022

Food & Staples Retailing — 0.3%
Kroger Co. (The)	124,571	4,985,331
Sysco Corp.	88,591	6,812,648
United Natural Foods Inc.(a)	9,972	432,685

		12,230,664

Food Products — 1.4%
Archer-Daniels-Midland Co.	96,767	6,216,312
Bunge Ltd.	24,503	2,269,958
Campbell Soup Co.	33,583	1,341,641
Conagra Brands Inc.	83,087	2,675,401
Darling Ingredients Inc.(a)	28,378	2,398,509
General Mills Inc.	105,019	6,490,174
Hain Celestial Group Inc. (The)(a)	14,864	666,948
Hormel Foods Corp.	51,255	2,169,112
Ingredion Inc.	11,611	1,105,715
JM Smucker Co. (The)	18,835	2,314,068
Kellogg Co.	44,202	2,709,583
Kraft Heinz Co. (The)	116,493	4,180,934
Lamb Weston Holdings Inc.	25,389	1,433,209
McCormick & Co. Inc./MD, NVS	42,930	3,444,274
Mondelez International Inc., Class A	242,672	14,739,897

		54,155,735

Gas Utilities — 0.1%
Atmos Energy Corp.	22,422	2,065,515
New Jersey Resources Corp.	16,888	638,535
Northwest Natural Holding Co.	5,261	237,218
UGI Corp.	36,019	1,563,585

		4,504,853

Health Care Equipment & Supplies — 2.1%
ABIOMED Inc.(a)	7,804	2,591,240
Align Technology Inc.(a)	12,997	8,114,937
Becton Dickinson and Co.	50,243	12,037,720
Cooper Companies Inc. (The)	8,497	3,542,569
DENTSPLY SIRONA Inc.	37,451	2,142,572
Dexcom Inc.(a)	16,739	10,431,912

14	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Edwards Lifesciences Corp.(a)	107,355	$12,863,276
Hologic Inc.(a)	44,393	3,254,451
IDEXX Laboratories Inc.(a)	14,742	9,820,236
Insulet Corp.(a)	11,448	3,549,109
ResMed Inc.	25,206	6,626,910
STERIS PLC	17,233	4,028,041

		79,002,973

Health Care Providers & Services — 1.6%
AmerisourceBergen Corp.	26,685	3,256,104
Cardinal Health Inc.	50,268	2,403,313
Centene Corp.(a)	100,359	7,149,575
Cigna Corp.	59,231	12,652,334
DaVita Inc.(a)	11,945	1,233,202
HCA Healthcare Inc.	46,528	11,653,403
Henry Schein Inc.(a)	24,371	1,860,726
Humana Inc.	22,317	10,336,342
Laboratory Corp. of America Holdings(a)	16,906	4,852,360
MEDNAX Inc.(a)(b)	13,468	366,733
Patterson Companies Inc.	14,618	456,959
Quest Diagnostics Inc.	22,632	3,321,925
Select Medical Holdings Corp.	18,718	621,812

		60,164,788

Health Care Technology — 0.2%
Cerner Corp.	52,187	3,876,972
Teladoc Health Inc.(a)(b)	24,107	3,606,166

		7,483,138

Hotels, Restaurants & Leisure — 2.6%
Aramark	39,061	1,424,945
Booking Holdings Inc.(a)	7,072	17,119,756
Choice Hotels International Inc.	6,186	869,875
Darden Restaurants Inc.	22,513	3,245,024
Domino’s Pizza Inc.	6,710	3,280,989
Hilton Worldwide Holdings Inc.(a)	48,158	6,932,344
Jack in the Box Inc.	3,878	383,728
Marriott International Inc./MD, Class A(a)	47,896	7,664,318
McDonald’s Corp.	128,937	31,660,481
Royal Caribbean Cruises Ltd.(a)	39,577	3,341,486
Starbucks Corp.	203,594	21,595,216
Vail Resorts Inc.	6,958	2,398,492

		99,916,654

Household Durables — 0.3%
Ethan Allen Interiors Inc.	4,295	99,687
Garmin Ltd.	26,546	3,812,006
La-Z-Boy Inc.	7,798	259,206
Meritage Homes Corp.(a)	6,588	716,181
Mohawk Industries Inc.(a)	10,252	1,816,757
Newell Brands Inc.	66,760	1,528,136
Whirlpool Corp.	10,815	2,280,126

		10,512,099

Household Products — 2.1%
Clorox Co. (The)	21,562	3,514,822
Colgate-Palmolive Co.	138,697	10,567,324
Kimberly-Clark Corp.	58,420	7,564,806
Procter & Gamble Co. (The)	423,019	60,487,487

		82,134,439

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	114,449	2,876,103

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Ormat Technologies Inc.	7,706	$557,375

		3,433,478

Industrial Conglomerates — 0.7%
3M Co.	100,171	17,898,555
Roper Technologies Inc.	18,245	8,901,188

		26,799,743

Insurance — 2.2%
Allstate Corp. (The)	51,814	6,407,837
Arthur J Gallagher & Co.	35,697	5,985,316
Chubb Ltd.	77,664	15,173,992
Hartford Financial Services Group Inc. (The)	61,839	4,509,918
Lincoln National Corp.	31,313	2,259,233
Loews Corp.	38,742	2,172,264
Marsh & McLennan Companies Inc.	87,825	14,649,210
Principal Financial Group Inc.	46,960	3,150,547
Progressive Corp. (The)	100,953	9,578,421
Prudential Financial Inc.	68,236	7,509,372
Travelers Companies Inc. (The)	43,572	7,009,863
Willis Towers Watson PLC	22,309	5,405,025

		83,810,998

Interactive Media & Services — 7.9%
Alphabet Inc., Class A(a)	51,981	153,911,582
Alphabet Inc., Class C, NVS(a)	50,333	149,257,982

		303,169,564

IT Services — 6.4%
Accenture PLC, Class A	109,825	39,404,112
Automatic Data Processing Inc.	73,497	16,499,341
Cognizant Technology Solutions Corp., Class A	91,319	7,131,101
International Business Machines Corp.	154,390	19,314,189
Mastercard Inc., Class A	152,844	51,282,219
Okta Inc.(a)(b)	21,539	5,324,010
PayPal Holdings Inc.(a)	192,818	44,847,539
Visa Inc., Class A	292,315	61,903,547
Western Union Co. (The)	69,941	1,274,325

		246,980,383

Leisure Products — 0.1%
Callaway Golf Co.(a)	20,805	562,775
Hasbro Inc.	22,641	2,168,102
Mattel Inc.(a)	60,688	1,323,606

		4,054,483

Life Sciences Tools & Services — 1.2%
Agilent Technologies Inc.	52,561	8,277,832
Bio-Techne Corp.	6,720	3,518,928
Illumina Inc.(a)	25,206	10,462,002
IQVIA Holdings Inc.(a)	33,041	8,637,578
Mettler-Toledo International Inc.(a)	4,018	5,950,176
Waters Corp.(a)	10,702	3,933,520
West Pharmaceutical Services Inc.	12,776	5,492,147

		46,272,183

Machinery — 2.6%
AGCO Corp.	11,050	1,350,421
Caterpillar Inc.	94,643	19,308,118
Cummins Inc.	25,318	6,072,269
Deere & Co.	51,451	17,612,192
Dover Corp.	24,817	4,196,058
Flowserve Corp.	22,485	755,946
Fortive Corp.	55,589	4,208,643
Graco Inc.	29,008	2,180,822

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
IDEX Corp.	13,110	$2,917,893
Illinois Tool Works Inc.	54,551	12,430,536
Lincoln Electric Holdings Inc.	9,828	1,399,507
Meritor Inc.(a)	12,492	304,055
Middleby Corp. (The)(a)	9,592	1,749,965
PACCAR Inc.	60,104	5,386,521
Parker-Hannifin Corp.	22,324	6,621,075
Snap-on Inc.	9,303	1,890,649
Stanley Black & Decker Inc.	27,959	5,025,071
Tennant Co.	3,170	251,888
Timken Co. (The)	12,035	853,883
Westinghouse Air Brake Technologies Corp.	30,959	2,808,910
Xylem Inc./NY	31,180	4,071,796

		101,396,218

Media — 0.2%
Discovery Inc., Class A(a)(b)	28,819	675,517
Discovery Inc., Class C, NVS(a)	54,294	1,224,873
John Wiley & Sons Inc., Class A	7,824	423,826
New York Times Co. (The), Class A	26,203	1,430,422
Omnicom Group Inc.	37,238	2,535,163
Scholastic Corp.	4,469	161,733

		6,451,534

Metals & Mining — 0.4%
Compass Minerals International Inc.	5,587	366,507
Newmont Corp.	138,715	7,490,610
Nucor Corp.	51,798	5,783,247
Schnitzer Steel Industries Inc., Class A	4,460	239,948

		13,880,312

Multi-Utilities — 0.7%
Avista Corp.	11,046	439,741
CenterPoint Energy Inc.	100,517	2,617,463
CMS Energy Corp.	50,105	3,023,837
Consolidated Edison Inc.	59,325	4,473,105
MDU Resources Group Inc.	34,850	1,070,940
NiSource Inc.	67,442	1,663,794
Sempra Energy	54,852	7,000,761
WEC Energy Group Inc.	54,637	4,920,608

		25,210,249

Multiline Retail — 0.6%
Kohl’s Corp.	27,519	1,335,497
Nordstrom Inc.(a)	18,874	542,250
Target Corp.	85,481	22,192,577

		24,070,324

Oil, Gas & Consumable Fuels — 1.9%
APA Corp.	65,174	1,708,211
Cheniere Energy Inc.(a)	41,652	4,306,817
ConocoPhillips	233,103	17,363,842
Devon Energy Corp.	110,544	4,430,604
EQT Corp.(a)	48,161	958,885
Hess Corp.	48,137	3,974,672
Marathon Oil Corp.	137,066	2,236,917
Marathon Petroleum Corp.	112,946	7,446,530
Occidental Petroleum Corp.	160,922	5,395,715
ONEOK Inc.	77,131	4,907,074
Phillips 66	75,832	5,670,717
Pioneer Natural Resources Co.	39,898	7,460,128
Southwestern Energy Co.(a)	118,756	579,529

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	70,791	$5,474,268

		71,913,909

Paper & Forest Products — 0.0%
Domtar Corp.(a)	8,101	442,234

Personal Products — 0.3%
Estee Lauder Companies Inc. (The), Class A	40,031	12,983,254

Pharmaceuticals — 2.1%
Bristol-Myers Squibb Co.	385,985	22,541,524
Jazz Pharmaceuticals PLC(a)	10,345	1,376,299
Merck & Co. Inc.	437,507	38,522,491
Zoetis Inc.	82,022	17,733,157

		80,173,471

Professional Services — 0.5%
ASGN Inc.(a)	9,244	1,106,137
Exponent Inc.	8,939	1,026,197
Heidrick & Struggles International Inc.	3,047	142,843
ICF International Inc.	3,251	326,693
IHS Markit Ltd.	65,435	8,553,663
Kelly Services Inc., Class A, NVS	5,831	105,133
ManpowerGroup Inc.	9,267	895,656
Resources Connection Inc.	5,996	104,390
Robert Half International Inc.	19,523	2,207,466
TransUnion	33,075	3,813,217
TrueBlue Inc.(a)	5,922	164,928

		18,446,323

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	58,131	6,050,275
Jones Lang LaSalle Inc.(a)	8,904	2,299,280
Realogy Holdings Corp.(a)	19,185	332,284

		8,681,839

Road & Rail — 1.7%
AMERCO	1,677	1,235,932
ArcBest Corp.	4,240	380,964
Avis Budget Group Inc.(a)(b)	9,162	1,587,866
CSX Corp.	392,280	14,188,768
Kansas City Southern	15,764	4,890,781
Norfolk Southern Corp.	43,173	12,651,848
Ryder System Inc.	9,225	783,664
Union Pacific Corp.	114,781	27,708,133

		63,427,956

Semiconductors & Semiconductor Equipment — 6.9%
Advanced Micro Devices Inc.(a)	209,947	25,241,928
Analog Devices Inc.	92,930	16,122,426
Applied Materials Inc.	158,563	21,667,634
Intel Corp.	697,727	34,188,623
Lam Research Corp.	24,627	13,879,038
Microchip Technology Inc.	94,720	7,017,805
NVIDIA Corp.	430,583	110,087,156
ON Semiconductor Corp.(a)	73,963	3,555,401
Skyworks Solutions Inc.	28,595	4,779,082
Texas Instruments Inc.	159,568	29,915,809

		266,454,902

Software — 17.2%
Adobe Inc.(a)	82,596	53,717,134
ANSYS Inc.(a)	15,065	5,718,373
Autodesk Inc.(a)	37,980	12,062,828
Cadence Design Systems Inc.(a)	47,969	8,303,913

16	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Citrix Systems Inc.	21,455	$2,032,432
Fortinet Inc.(a)	24,014	8,076,869
Intuit Inc.	47,217	29,557,370
Microsoft Corp.	1,236,312	409,985,785
NortonLifeLock Inc.	100,295	2,552,508
Oracle Corp.	323,871	31,072,184
Paycom Software Inc.(a)	8,833	4,839,159
salesforce.com Inc.(a)	167,869	50,308,661
ServiceNow Inc.(a)	34,110	23,800,593
Splunk Inc.(a)	28,418	4,683,855
Teradata Corp.(a)	18,788	1,062,649
VMware Inc., Class A(a)	14,388	2,182,660
Workday Inc., Class A(a)	32,613	9,457,118

		659,414,091

Specialty Retail — 3.1%
AutoNation Inc.(a)	9,021	1,092,623
Best Buy Co. Inc.	39,012	4,768,827
Buckle Inc. (The)	4,751	197,736
CarMax Inc.(a)(b)	28,092	3,846,357
Foot Locker Inc.	15,684	747,656
GameStop Corp., Class A(a)(b)	11,286	2,071,094
Gap Inc. (The)	38,775	879,805
Home Depot Inc. (The)	183,727	68,298,675
Lowe’s Companies Inc.	122,151	28,561,347
ODP Corp. (The)(a)	9,183	397,624
Signet Jewelers Ltd.	8,965	799,499
Tractor Supply Co.	19,976	4,338,188
Ulta Beauty Inc.(a)	9,025	3,315,424

		119,314,855

Technology Hardware, Storage & Peripherals — 0.4%
Dell Technologies Inc., Class C(a)	48,070	5,287,219
Hewlett Packard Enterprise Co.	225,317	3,300,894
HP Inc.	216,552	6,568,022
Xerox Holdings Corp.	27,861	495,926

		15,652,061

Textiles, Apparel & Luxury Goods — 1.3%
Capri Holdings Ltd.(a)	26,373	1,404,098
Columbia Sportswear Co.	5,808	603,103
Deckers Outdoor Corp.(a)	4,831	1,909,743
Hanesbrands Inc.	59,633	1,016,146
Nike Inc., Class B	220,303	36,854,489
PVH Corp.(a)	12,172	1,330,765
Under Armour Inc., Class A(a)	32,569	715,215
Under Armour Inc., Class C, NVS(a)	33,273	628,194

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
VF Corp.	57,538	$4,193,369
Wolverine World Wide Inc.	14,604	484,415

		49,139,537

Thrifts & Mortgage Finance — 0.0%
New York Community Bancorp. Inc.	79,214	984,630

Trading Companies & Distributors — 0.4%
Air Lease Corp.	18,577	744,009
Applied Industrial Technologies Inc.	6,659	649,119
Fastenal Co.	99,465	5,677,462
H&E Equipment Services Inc.	5,806	261,735
United Rentals Inc.(a)	12,484	4,732,809
WW Grainger Inc.	7,666	3,550,201

		15,615,335

Water Utilities — 0.2%
American Water Works Co. Inc.	31,413	5,471,517
Essential Utilities Inc.	40,533	1,907,888

		7,379,405

Total Common Stocks — 99.7% (Cost: $2,395,370,736)		3,826,399,276

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	17,984,847	17,993,839
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	7,290,000	7,290,000

		25,283,839

Total Short-Term Investments — 0.7% (Cost: $25,283,070)		25,283,839

Total Investments in Securities — 100.4% (Cost: $2,420,653,806)		3,851,683,115

Other Assets, Less Liabilities — (0.4)%		(15,011,440)

Net Assets — 100.0%		$3,836,671,675

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® MSCI KLD 400 Social ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$13,210,182	$4,781,651	(a)	$—		$1,688	$318	$17,993,839	17,984,847	$13,145	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	8,780,000	—		(1,490,000	)(a)	—	—	7,290,000	7,290,000	149		—
BlackRock Inc.	20,060,560	2,791,636		(1,165,461)		547,695	2,621,967	24,856,397	26,346	204,146		—

						$549,383	$2,622,285	$50,140,236		$217,440		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	41	12/17/21	$9,424	$291,844

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$291,844

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$522,753

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$261,954

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,309,182

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

18	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® MSCI KLD 400 Social ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,826,399,276	$—	$—	$3,826,399,276
Money Market Funds	25,283,839	—	—	25,283,839

	$3,851,683,115	$—	$—	$3,851,683,115

Derivative financial instruments(a)
Assets
Futures Contracts	$291,844	$—	$—	$291,844

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) October 31, 2021	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.6%
CH Robinson Worldwide Inc.	161,940	$15,706,560
Expeditors International of Washington Inc.	417,149	51,417,786

		67,124,346

Auto Components — 0.5%
Aptiv PLC(a)	127,417	22,029,125

Automobiles — 2.2%
Tesla Inc.(a)	80,420	89,587,880

Banks — 1.8%
Huntington Bancshares Inc./OH	1,020,181	16,057,649
KeyCorp	268,700	6,252,649
PNC Financial Services Group Inc. (The)	54,587	11,519,495
Regions Financial Corp.	744,299	17,625,000
SVB Financial Group(a)	23,615	16,941,401
Truist Financial Corp.	115,080	7,304,127

		75,700,321

Beverages — 2.4%
Coca-Cola Co. (The)	677,945	38,215,760
Keurig Dr Pepper Inc.	199,982	7,217,350
PepsiCo Inc.	316,099	51,081,598

		96,514,708

Biotechnology — 1.7%
Amgen Inc.	112,576	23,299,855
Biogen Inc.(a)	29,873	7,966,531
Gilead Sciences Inc.	330,307	21,430,318
Vertex Pharmaceuticals Inc.(a)	92,145	17,040,375

		69,737,079

Building Products — 2.6%
Carrier Global Corp.	92,476	4,830,021
Fortune Brands Home & Security Inc.	40,156	4,071,818
Johnson Controls International PLC	768,670	56,397,318
Owens Corning	81,312	7,595,354
Trane Technologies PLC	177,174	32,056,092

		104,950,603

Capital Markets — 5.4%
Bank of New York Mellon Corp. (The)	416,508	24,657,274
BlackRock Inc.(b)	72,351	68,260,274
CME Group Inc.	20,127	4,439,010
FactSet Research Systems Inc.	16,077	7,136,420
Invesco Ltd.	318,520	8,093,593
Moody’s Corp.	20,027	8,093,912
Morgan Stanley	359,199	36,918,473
Northern Trust Corp.	222,971	27,434,352
S&P Global Inc.	19,644	9,314,399
State Street Corp.	178,345	17,575,900
T Rowe Price Group Inc.	52,763	11,443,239

		223,366,846

Chemicals — 2.1%
DuPont de Nemours Inc.	56,350	3,921,960
Ecolab Inc.	166,461	36,990,963
International Flavors & Fragrances Inc.	83,058	12,246,902
Linde PLC	62,764	20,034,269
Mosaic Co. (The)	213,287	8,866,341
PPG Industries Inc.	25,206	4,047,327

		86,107,762

Security	Shares	Value

Communications Equipment — 1.2%
Cisco Systems Inc.	788,678	$44,142,308
Motorola Solutions Inc.	18,883	4,694,125

		48,836,433

Consumer Finance — 1.6%
Ally Financial Inc.	285,572	13,633,207
American Express Co.	297,236	51,653,672

		65,286,879

Containers & Packaging — 0.4%
Amcor PLC	935,977	11,297,242
Ball Corp.	42,247	3,864,756

		15,161,998

Distributors — 0.2%
LKQ Corp.(a)	164,594	9,065,838

Diversified Telecommunication Services — 0.6%
AT&T Inc.	297,646	7,518,538
Verizon Communications Inc.	301,520	15,977,545

		23,496,083

Electric Utilities — 1.3%
Eversource Energy	312,703	26,548,485
Southern Co. (The)	58,878	3,669,277
Xcel Energy Inc.	376,163	24,296,368

		54,514,130

Electronic Equipment, Instruments & Components — 1.2%
Cognex Corp.	49,102	4,300,844
Keysight Technologies Inc.(a)	73,962	13,314,639
TE Connectivity Ltd.	26,566	3,878,636
Teledyne Technologies Inc.(a)	8,857	3,978,742
Trimble Inc.(a)	175,009	15,290,536
Zebra Technologies Corp., Class A(a)	12,283	6,558,508

		47,321,905

Energy Equipment & Services — 0.6%
Baker Hughes Co.	473,568	11,877,085
Schlumberger NV	379,010	12,226,863

		24,103,948

Entertainment — 1.5%
Activision Blizzard Inc.	46,989	3,674,070
Electronic Arts Inc.	35,050	4,915,763
Netflix Inc.(a)	21,639	14,937,618
Roku Inc.(a)	11,661	3,555,439
Walt Disney Co. (The)(a)	206,621	34,933,412

		62,016,302

Equity Real Estate Investment Trusts (REITs) — 2.8%
American Tower Corp.	66,821	18,841,517
Crown Castle International Corp.	21,370	3,853,011
Equinix Inc.	29,961	25,079,454
Healthpeak Properties Inc.	579,048	20,561,994
Iron Mountain Inc.	85,385	3,896,971
Prologis Inc.	229,988	33,339,061
Ventas Inc.	111,037	5,926,045
Welltower Inc.	55,062	4,426,985

		115,925,038

Food & Staples Retailing — 0.3%
Kroger Co. (The)	168,959	6,761,739
Walgreens Boots Alliance Inc.	82,225	3,866,220

		10,627,959

Food Products — 2.0%
Bunge Ltd.	197,105	18,259,807

20	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Campbell Soup Co.	235,297	$9,400,115
General Mills Inc.	315,211	19,480,040
Kellogg Co.	548,522	33,624,399

		80,764,361

Health Care Equipment & Supplies — 2.5%
Align Technology Inc.(a)	6,865	4,286,300
Dexcom Inc.(a)	19,947	12,431,170
Edwards Lifesciences Corp.(a)	219,754	26,330,924
Hologic Inc.(a)	103,684	7,601,074
IDEXX Laboratories Inc.(a)	40,041	26,672,912
Insulet Corp.(a)	42,383	13,139,578
ResMed Inc.	32,855	8,637,908
STERIS PLC	18,967	4,433,346

		103,533,212

Health Care Providers & Services — 1.3%
DaVita Inc.(a)	56,549	5,838,119
HCA Healthcare Inc.	62,671	15,696,578
Humana Inc.	19,894	9,214,105
Laboratory Corp. of America Holdings(a)	15,694	4,504,492
Quest Diagnostics Inc.	119,892	17,597,748

		52,851,042

Health Care Technology — 0.4%
Cerner Corp.	84,750	6,296,078
Teladoc Health Inc.(a)(c)	58,455	8,744,283

		15,040,361

Hotels, Restaurants & Leisure — 0.9%
Booking Holdings Inc.(a)	2,188	5,296,667
Darden Restaurants Inc.	33,264	4,794,673
Hilton Worldwide Holdings Inc.(a)	71,187	10,247,369
McDonald’s Corp.	24,027	5,899,830
Vail Resorts Inc.	33,002	11,376,119

		37,614,658

Household Durables — 0.1%
Newell Brands Inc.	160,995	3,685,176

Household Products — 1.9%
Clorox Co. (The)	72,054	11,745,523
Colgate-Palmolive Co.	169,454	12,910,700
Kimberly-Clark Corp.	113,320	14,673,807
Procter & Gamble Co. (The)	272,957	39,030,121

		78,360,151

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	369,294	9,280,358

Industrial Conglomerates — 1.4%
3M Co.	323,105	57,732,401

Insurance — 2.4%
American International Group Inc.	118,310	6,990,938
Chubb Ltd.	21,099	4,122,323
Marsh & McLennan Companies Inc.	340,325	56,766,210
Prudential Financial Inc.	157,687	17,353,454
Travelers Companies Inc. (The)	83,477	13,429,780

		98,662,705

Interactive Media & Services — 5.3%
Alphabet Inc., Class A(a)	40,578	120,148,212
Alphabet Inc., Class C, NVS(a)	18,105	53,688,748
Meta Platforms Inc, Class A(a)	122,599	39,669,358

Security	Shares	Value

Interactive Media & Services (continued)
Snap Inc., Class A, NVS(a)	67,491	$3,548,677

		217,054,995

Internet & Direct Marketing Retail — 0.4%
eBay Inc.	58,966	4,523,872
Etsy Inc.(a)	22,038	5,524,706
MercadoLibre Inc.(a)	5,723	8,475,877

		18,524,455

IT Services — 5.6%
Accenture PLC, Class A	128,912	46,252,336
Automatic Data Processing Inc.	190,465	42,757,488
Fiserv Inc.(a)	33,637	3,312,908
International Business Machines Corp.	215,836	27,001,084
Mastercard Inc., Class A	88,392	29,657,284
Okta Inc.(a)	27,742	6,857,267
PayPal Holdings Inc.(a)	116,742	27,153,022
Square Inc., Class A(a)(c)	37,122	9,447,549
Twilio Inc., Class A(a)	16,838	4,905,920
Visa Inc., Class A(c)	153,195	32,442,105

		229,786,963

Leisure Products — 0.3%
Hasbro Inc.	120,906	11,577,959

Life Sciences Tools & Services — 3.8%
Agilent Technologies Inc.	280,372	44,155,786
Illumina Inc.(a)	21,393	8,879,378
Mettler-Toledo International Inc.(a)	14,810	21,931,833
Thermo Fisher Scientific Inc.	7,086	4,485,934
Waters Corp.(a)	81,772	30,055,299
West Pharmaceutical Services Inc.	107,391	46,165,243

		155,673,473

Machinery — 2.7%
Caterpillar Inc.	103,150	21,043,631
Cummins Inc.	124,020	29,744,957
Deere & Co.	23,667	8,101,451
Xylem Inc./NY	402,257	52,530,742

		111,420,781

Media — 0.7%
Cable One Inc.	6,883	11,778,259
Discovery Inc., Class C, NVS(a)	147,647	3,330,916
Interpublic Group of Companies Inc. (The)	218,439	7,988,314
Omnicom Group Inc.	54,950	3,740,996

		26,838,485

Metals & Mining — 0.1%
Newmont Corp.	89,293	4,821,822

Multi-Utilities — 0.9%
CMS Energy Corp.	270,988	16,354,126
Consolidated Edison Inc.	74,935	5,650,099
Public Service Enterprise Group Inc.	145,469	9,280,922
Sempra Energy	41,578	5,306,600

		36,591,747

Multiline Retail — 0.5%
Target Corp.	82,109	21,317,139

Oil, Gas & Consumable Fuels — 1.7%
Cheniere Energy Inc.(a)	47,059	4,865,901
ConocoPhillips	424,226	31,600,595
Hess Corp.	238,016	19,652,981
Kinder Morgan Inc.	245,998	4,120,466

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK Inc.	174,047	$11,072,870

		71,312,813

Pharmaceuticals — 1.3%
Eli Lilly & Co.	34,170	8,705,149
Merck & Co. Inc.	165,882	14,605,910
Zoetis Inc.	144,670	31,277,654

		54,588,713

Professional Services — 0.6%
IHS Markit Ltd.	130,447	17,052,032
Robert Half International Inc.	56,731	6,414,574

		23,466,606

Real Estate Management & Development — 0.6%
CBRE Group Inc., Class A(a)	240,533	25,034,675

Road & Rail — 0.8%
CSX Corp.	162,803	5,888,585
Kansas City Southern	56,812	17,625,923
Norfolk Southern Corp.	30,742	9,008,943

		32,523,451

Semiconductors & Semiconductor Equipment — 6.2%
Applied Materials Inc.	302,273	41,305,605
Intel Corp.	534,183	26,174,967
Lam Research Corp.	28,276	15,935,505
Marvell Technology Inc.	84,987	5,821,610
Micron Technology Inc.	78,930	5,454,063
NVIDIA Corp.	381,746	97,601,000
ON Semiconductor Corp.(a)	113,077	5,435,611
Texas Instruments Inc.	305,723	57,316,948

		255,045,309

Software — 11.7%
Adobe Inc.(a)	84,528	54,973,630
ANSYS Inc.(a)	27,069	10,274,851
Autodesk Inc.(a)	78,711	24,999,401
Cadence Design Systems Inc.(a)	123,936	21,454,561
HubSpot Inc.(a)	7,881	6,385,423
Intuit Inc.	67,171	42,048,374
Microsoft Corp.	657,059	217,893,906
salesforce.com Inc.(a)	175,842	52,698,089
ServiceNow Inc.(a)	37,177	25,940,623
Splunk Inc.(a)	33,321	5,491,967
VMware Inc., Class A(a)	34,697	5,263,535
Workday Inc., Class A(a)	38,399	11,134,942

		478,559,302

Specialty Retail — 3.7%
Best Buy Co. Inc.	318,250	38,902,880

Security	Shares	Value

Specialty Retail (continued)
Home Depot Inc. (The)	215,484	$80,104,022
Lowe’s Companies Inc.	105,424	24,650,240
TJX Companies Inc. (The)	68,317	4,474,080
Tractor Supply Co.	24,322	5,282,009

		153,413,231

Technology Hardware, Storage & Peripherals — 5.7%
Apple Inc.	1,329,183	199,111,614
Hewlett Packard Enterprise Co.	1,482,436	21,717,687
HP Inc.	373,221	11,319,793

		232,149,094

Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica Inc.(a)(c)	16,690	7,777,707
Nike Inc., Class B	112,702	18,853,917
VF Corp.	180,895	13,183,628

		39,815,252

Trading Companies & Distributors — 1.0%
WW Grainger Inc.	86,742	40,171,088

Total Common Stocks — 99.7% (Cost: $3,150,004,742)		4,088,686,961

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(b)(d)(e)	25,490,439	25,503,185
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(d)	9,260,000	9,260,000

		34,763,185

Total Short-Term Investments — 0.8% (Cost: $34,760,921)		34,763,185

Total Investments in Securities — 100.5% (Cost: $3,184,765,663)		4,123,450,146

Other Assets, Less Liabilities — (0.5)%		(22,379,297)

Net Assets — 100.0%		$4,101,070,849

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

22	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® MSCI USA ESG Select ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$28,187,959	$—		$(2,685,835	)(a)	$(271)	$1,332	$25,503,185	25,490,439	$42,298	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,570,000	2,690,000	(a)	—		—	—	9,260,000	9,260,000	201		—
BlackRock Inc.	49,499,648	16,403,894		(5,833,559)		305,231	7,885,060	68,260,274	72,351	538,911		—

						$304,960	$7,886,392	$103,023,459		$581,410		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	52	12/17/21	$11,952	$333,272

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$333,272

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$938,990

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(60,172)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,104,482

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® MSCI USA ESG Select ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,088,686,961	$—	$—	$4,088,686,961
Money Market Funds	34,763,185	—	—	34,763,185

	$4,123,450,146	$—	$—	$4,123,450,146

Derivative financial instruments(a)
Assets
Futures Contracts	$333,272	$—	$—	$333,272

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Basic Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Hexcel Corp.(a)	119,866	$6,801,197

Chemicals — 57.6%
Air Products & Chemicals Inc.	281,178	84,299,976
Albemarle Corp.	141,239	35,376,132
Ashland Global Holdings Inc.	78,817	7,567,220
Celanese Corp.	159,516	25,763,429
CF Industries Holdings Inc.	306,858	17,429,534
Chemours Co. (The)	236,138	6,616,587
Dow Inc.	960,143	53,739,204
Eastman Chemical Co.	194,870	20,272,326
Ecolab Inc.	318,241	70,719,515
Element Solutions Inc.	331,952	7,538,630
FMC Corp.	184,887	16,826,566
Huntsman Corp.	302,462	9,854,212
International Flavors & Fragrances Inc.	322,558	47,561,177
LyondellBasell Industries NV, Class A	335,396	31,131,457
Mosaic Co. (The)	495,709	20,606,623
NewMarket Corp.	9,607	3,266,476
Olin Corp.	206,266	11,753,037
Scotts Miracle-Gro Co. (The)	58,908	8,745,482
Valvoline Inc.	259,834	8,823,962
Westlake Chemical Corp.	47,546	4,628,128

		492,519,673

Containers & Packaging — 6.0%
Avery Dennison Corp.	117,735	25,633,264
International Paper Co.	510,982	25,380,476

		51,013,740

Machinery — 0.8%
Timken Co. (The)	92,114	6,535,488

Metals & Mining — 29.2%
Alcoa Corp.	267,962	12,312,854
Cleveland-Cliffs Inc.(a)	653,703	15,760,779
Freeport-McMoRan Inc.	1,871,335	70,586,756
Newmont Corp.	1,028,937	55,562,598
Nucor Corp.	337,721	37,706,550
Reliance Steel & Aluminum Co.	90,900	13,285,944

Security	Shares	Value

Metals & Mining (continued)
Royal Gold Inc.	94,010	$9,308,870
Southern Copper Corp.	120,800	7,246,792
Steel Dynamics Inc.	278,214	18,384,381
United States Steel Corp.	383,623	10,123,811

		250,279,335

Paper & Forest Products — 0.1%
Sylvamo Corp.(a)	46,453	1,308,117

Trading Companies & Distributors — 5.2%
Fastenal Co.	673,134	38,422,489
Univar Solutions Inc.(a)(b)	240,015	6,139,584

		44,562,073

Total Common Stocks — 99.7% (Cost: $845,783,327)		853,019,623

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	199,781	199,881
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,320,000	1,320,000

		1,519,881

Total Short-Term Investments — 0.2% (Cost: $1,519,881)		1,519,881

Total Investments in Securities — 99.9% (Cost: $847,303,208)		854,539,504

Other Assets, Less Liabilities — 0.1%		762,196

Net Assets — 100.0%		$855,301,700

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Basic Materials ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$199,881	(a)	$—		$—	$—	$199,881	199,781	$611	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,347,000	—		(27,000	)(a)	—	—	1,320,000	1,320,000	40		—

						$—	$—	$1,519,881		$651		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Materials Select Sector Index	23	12/17/21	$2,064	$92,022

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$92,022

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(145,697)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$31,821

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,841,290

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Basic Materials ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$853,019,623	$—	$—	$853,019,623
Money Market Funds	1,519,881	—	—	1,519,881

	$854,539,504	$—	$—	$854,539,504

Derivative financial instruments(a)
Assets
Futures Contracts	$92,022	$—	$—	$92,022

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 1.5%
Alaska Air Group Inc.(a)	28,161	$1,486,901
American Airlines Group Inc.(a)	146,895	2,820,384
Copa Holdings SA, Class A, NVS(a)	7,209	533,178
Delta Air Lines Inc.(a)	147,078	5,755,162
JetBlue Airways Corp.(a)	72,420	1,016,053
Southwest Airlines Co.(a)	135,957	6,428,047
United Airlines Holdings Inc.(a)	74,390	3,432,354

		21,472,079

Auto Components — 1.3%
Aptiv PLC(a)	62,110	10,738,198
BorgWarner Inc.	55,131	2,484,754
Gentex Corp.	55,093	1,949,741
Lear Corp.	13,821	2,375,139
QuantumScape Corp.(a)	47,067	1,362,119

		18,909,951

Automobiles — 12.2%
Ford Motor Co.(a)	901,186	15,392,257
General Motors Co.(a)	316,654	17,235,477
Harley-Davidson Inc.	35,428	1,292,768
Tesla Inc.(a)	121,855	135,746,470
Thor Industries Inc.	12,180	1,241,873

		170,908,845

Commercial Services & Supplies — 0.8%
Copart Inc.(a)	48,109	7,470,847
Driven Brands Holdings Inc.(a)	12,298	399,316
IAA Inc.(a)	31,099	1,855,055
Rollins Inc.	52,202	1,839,076

		11,564,294

Distributors — 0.9%
Genuine Parts Co.	32,511	4,262,517
LKQ Corp.(a)	62,590	3,447,457
Pool Corp.	8,958	4,614,804

		12,324,778

Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions Inc.(a)(b)	13,989	2,322,174
Chegg Inc.(a)	32,920	1,956,765
frontdoor Inc.(a)	19,621	731,471
Grand Canyon Education Inc.(a)	10,229	815,251
H&R Block Inc.	40,782	940,841
Mister Car Wash Inc.(a)	9,397	172,341
Service Corp. International	37,651	2,578,717
Terminix Global Holdings Inc.(a)	28,548	1,155,623

		10,673,183

Entertainment — 11.4%
Activision Blizzard Inc.	177,854	13,906,404
Electronic Arts Inc.	65,281	9,155,660
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	5,717	298,142
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	45,613	2,545,205
Live Nation Entertainment Inc.(a)	30,890	3,124,524
Madison Square Garden Sports Corp.(a)	4,317	818,115
Netflix Inc.(a)	83,414	57,581,518
Playtika Holding Corp.(a)	23,766	672,103
Spotify Technology SA(a)	31,451	9,101,919
Take-Two Interactive Software Inc.(a)	26,578	4,810,618
Walt Disney Co. (The)(a)	334,805	56,605,481
World Wrestling Entertainment Inc., Class A	10,180	621,896

Security	Shares	Value

Entertainment (continued)
Zynga Inc., Class A(a)	230,445	$1,700,684

		160,942,269

Food & Staples Retailing — 7.1%
Costco Wholesale Corp.	101,843	50,059,908
Walmart Inc.	330,462	49,377,632

		99,437,540

Health Care Equipment & Supplies — 0.0%
Figs Inc., Class A(a)(b)	8,659	291,029

Hotels, Restaurants & Leisure — 14.4%
Aramark	52,811	1,926,545
Booking Holdings Inc.(a)	9,442	22,857,005
Boyd Gaming Corp.(a)	18,991	1,211,246
Caesars Entertainment Inc.(a)	46,923	5,136,192
Carnival Corp.(a)	196,019	4,343,781
Chipotle Mexican Grill Inc.(a)	6,459	11,490,755
Choice Hotels International Inc.	7,967	1,120,320
Churchill Downs Inc.	8,492	1,953,160
Darden Restaurants Inc.	29,926	4,313,534
Domino’s Pizza Inc.	8,449	4,131,307
DraftKings Inc., Class A(a)(b)	69,877	3,255,569
Expedia Group Inc.(a)	33,369	5,486,197
Hilton Worldwide Holdings Inc.(a)	63,058	9,077,199
Hyatt Hotels Corp., Class A(a)	10,832	922,886
Las Vegas Sands Corp.(a)	76,111	2,953,868
Marriott International Inc./MD, Class A(a)	62,613	10,019,332
Marriott Vacations Worldwide Corp.	9,619	1,512,299
McDonald’s Corp.	172,043	42,245,159
MGM Resorts International	92,248	4,350,416
Norwegian Cruise Line Holdings Ltd.(a)(b)	85,039	2,187,203
Penn National Gaming Inc.(a)	37,883	2,712,423
Planet Fitness Inc., Class A(a)	19,233	1,529,985
Royal Caribbean Cruises Ltd.(a)	50,433	4,258,058
Six Flags Entertainment Corp.(a)	17,646	725,780
Starbucks Corp.	271,442	28,791,853
Travel + Leisure Co.	19,387	1,053,490
Vail Resorts Inc.	9,184	3,165,817
Wendy’s Co. (The)	40,769	909,149
Wyndham Hotels & Resorts Inc.	21,149	1,786,456
Wynn Resorts Ltd.(a)	24,332	2,185,014
Yum China Holdings Inc.	96,855	5,528,483
Yum! Brands Inc.	68,659	8,578,255

		201,718,736

Household Durables — 2.5%
DR Horton Inc.	76,547	6,833,351
Garmin Ltd.	34,837	5,002,593
Leggett & Platt Inc.	30,714	1,438,951
Lennar Corp., Class A	62,464	6,242,028
Lennar Corp., Class B	3,581	293,928
Newell Brands Inc.	87,654	2,006,400
NVR Inc.(a)	744	3,641,731
PulteGroup Inc.	59,486	2,860,087
Tempur Sealy International Inc.	41,935	1,864,849
Toll Brothers Inc.	25,935	1,560,509
Whirlpool Corp.	14,100	2,972,703

		34,717,130

Interactive Media & Services — 0.0%
TripAdvisor Inc.(a)	22,514	742,287

28	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 15.9%
Amazon.com Inc.(a)	59,255	$199,833,340
eBay Inc.	149,645	11,480,764
Etsy Inc.(a)(b)	29,143	7,305,859
Qurate Retail Inc., Series A	85,040	887,817
Wayfair Inc., Class A(a)(b)	17,338	4,318,896

		223,826,676

IT Services — 0.1%
Sabre Corp.(a)	72,609	753,681

Leisure Products — 1.0%
Hasbro Inc.	29,429	2,818,121
Mattel Inc.(a)	80,463	1,754,898
Peloton Interactive Inc., Class A(a)	60,759	5,555,803
Polaris Inc.	13,176	1,514,581
YETI Holdings Inc.(a)	19,725	1,939,559

		13,582,962

Media — 2.0%
Discovery Inc., Class A(a)(b)	37,790	885,798
Discovery Inc., Class C, NVS(a)	72,759	1,641,443
Fox Corp., Class A, NVS	73,371	2,915,764
Fox Corp., Class B	35,155	1,299,329
Interpublic Group of Companies Inc. (The)	90,188	3,298,175
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	18,283	910,128
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	37,395	1,844,321
New York Times Co. (The), Class A	38,010	2,074,966
News Corp., Class A, NVS	89,782	2,056,008
News Corp., Class B	27,715	625,250
Nexstar Media Group Inc., Class A	9,302	1,394,649
Omnicom Group Inc.	49,030	3,337,962
Sirius XM Holdings Inc.(b)	206,220	1,255,880
ViacomCBS Inc., Class A	1,870	72,799
ViacomCBS Inc., Class B, NVS	134,174	4,859,782

		28,472,254

Multiline Retail — 3.6%
Dollar General Corp.	54,397	12,050,023
Dollar Tree Inc.(a)	53,317	5,745,440
Kohl’s Corp.	36,108	1,752,321
Nordstrom Inc.(a)	25,285	726,438
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	14,925	1,009,826
Target Corp.	114,522	29,732,202

		51,016,250

Personal Products — 1.3%
Coty Inc., Class A(a)	77,875	660,380
Estee Lauder Companies Inc. (The), Class A	52,714	17,096,732

		17,757,112

Professional Services — 0.1%
Nielsen Holdings PLC	82,510	1,670,828

Road & Rail — 1.5%
AMERCO	2,048	1,509,356
Lyft Inc., Class A(a)	65,714	3,014,301
Uber Technologies Inc.(a)	371,649	16,285,659

		20,809,316

Software — 0.5%
Trade Desk Inc. (The), Class A(a)(b)	98,597	7,385,901

Specialty Retail — 14.9%
Advance Auto Parts Inc.	15,046	3,393,174
AutoNation Inc.(a)(b)	10,445	1,265,098

Security	Shares	Value

Specialty Retail (continued)
AutoZone Inc.(a)	4,953	$8,840,312
Bath & Body Works Inc.	56,128	3,877,884
Best Buy Co. Inc.	57,541	7,033,812
Burlington Stores Inc.(a)	15,268	4,218,396
CarMax Inc.(a)	37,528	5,138,334
Carvana Co.(a)	17,744	5,379,626
Dick’s Sporting Goods Inc.	14,494	1,800,300
Five Below Inc.(a)	12,677	2,501,172
Floor & Decor Holdings Inc., Class A(a)	23,414	3,182,431
Foot Locker Inc.	20,538	979,046
GameStop Corp., Class A(a)	14,774	2,711,177
Gap Inc. (The)	46,056	1,045,011
Home Depot Inc. (The)	168,548	62,656,033
Leslie’s Inc.(a)	30,415	628,982
Lithia Motors Inc.	6,773	2,162,077
Lowe’s Companies Inc.	162,952	38,101,437
O’Reilly Automotive Inc.(a)	15,691	9,764,823
Penske Automotive Group Inc.	7,276	771,620
Petco Health & Wellness Co. Inc.(a)(b)	12,655	312,958
RH(a)	3,947	2,603,560
Ross Stores Inc.	80,620	9,126,184
TJX Companies Inc. (The)	277,778	18,191,681
Tractor Supply Co.	26,459	5,746,101
Ulta Beauty Inc.(a)	12,240	4,496,486
Victoria’s Secret & Co.(a)	17,720	894,328
Williams-Sonoma Inc.	17,229	3,199,942

		210,021,985

Textiles, Apparel & Luxury Goods — 5.8%
Capri Holdings Ltd.(a)	34,048	1,812,715
Carter’s Inc.	9,853	970,718
Columbia Sportswear Co.	9,136	948,682
Deckers Outdoor Corp.(a)	6,301	2,490,848
Hanesbrands Inc.	80,215	1,366,864
Lululemon Athletica Inc.(a)	26,250	12,232,762
Nike Inc., Class B	285,408	47,745,904
PVH Corp.(a)	16,370	1,789,732
Ralph Lauren Corp.	10,940	1,391,240
Skechers U.S.A. Inc., Class A(a)	30,442	1,406,725
Tapestry Inc.	64,219	2,503,257
Under Armour Inc., Class A(a)	43,108	946,652
Under Armour Inc., Class C, NVS(a)	45,309	855,434
VF Corp.	74,523	5,431,236

		81,892,769

Trading Companies & Distributors — 0.2%
SiteOne Landscape Supply Inc.(a)	10,147	2,384,139

Total Common Stocks — 99.8% (Cost: $1,148,188,226)		1,403,275,994

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	20,228,555	20,238,669

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,940,000	$1,940,000

		22,178,669

Total Short-Term Investments — 1.6% (Cost: $22,170,475)		22,178,669

Total Investments in Securities — 101.4% (Cost: $1,170,358,701)		1,425,454,663

Other Assets, Less Liabilities — (1.4)%		(20,281,754)

Net Assets — 100.0%		$1,405,172,909

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$43,823,267	$—	$(23,587,635	)(a)	$740	$2,297	$20,238,669	20,228,555	$34,960	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,273,000	—	(333,000	)(a)	—	—	1,940,000	1,940,000	46		—

					$740	$2,297	$22,178,669		$35,006		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Consumer Staples Index	4	12/17/21	$812	$9,691
S&P 500 E-Mini Index	4	12/17/21	920	8,713

				$18,404

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$18,404

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

30	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Consumer Discretionary ETF

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$142,922

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(94,454)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,359,845

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,403,275,994	$—	$—	$1,403,275,994
Money Market Funds	22,178,669	—	—	22,178,669

	$1,425,454,663	$—	$—	$1,425,454,663

Derivative financial instruments(a)
Assets
Futures Contracts	$18,404	$—	$—	$18,404

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Beverages — 27.9%
Boston Beer Co. Inc. (The), Class A, NVS(a)	3,545	$1,745,842
Brown-Forman Corp., Class A	17,313	1,108,551
Brown-Forman Corp., Class B, NVS	69,748	4,735,192
Coca-Cola Co. (The)	1,296,318	73,073,446
Constellation Brands Inc., Class A	60,813	13,184,866
Keurig Dr Pepper Inc.	265,779	9,591,964
Molson Coors Beverage Co., Class B	67,828	2,990,536
Monster Beverage Corp.(a)	141,268	12,007,780
PepsiCo Inc.	461,428	74,566,765

		193,004,942

Chemicals — 1.7%
Corteva Inc.	280,713	12,112,766

Food & Staples Retailing — 6.7%
Albertsons Companies Inc., Class A	59,012	1,826,421
Casey’s General Stores Inc.	14,012	2,683,859
Grocery Outlet Holding Corp.(a)(b)	33,215	737,041
Kroger Co. (The)	284,372	11,380,567
Sysco Corp.	185,399	14,257,183
U.S. Foods Holding Corp.(a)	83,969	2,911,205
Walgreens Boots Alliance Inc.	272,927	12,833,028

		46,629,304

Food Products — 20.2%
Archer-Daniels-Midland Co.	211,768	13,603,976
Beyond Meat Inc.(a)(b)	21,796	2,157,368
Bunge Ltd.	52,183	4,834,233
Campbell Soup Co.	74,184	2,963,651
Conagra Brands Inc.	178,141	5,736,140
Darling Ingredients Inc.(a)	61,451	5,193,838
Flowers Foods Inc.	71,252	1,763,487
Freshpet Inc.(a)(b)	15,522	2,420,035
General Mills Inc.	232,184	14,348,971
Hain Celestial Group Inc. (The)(a)(b)	31,855	1,429,334
Hershey Co. (The)	55,645	9,757,351
Hormel Foods Corp.	107,580	4,552,786
Ingredion Inc.	25,486	2,427,032
JM Smucker Co. (The)	39,894	4,901,377
Kellogg Co.	95,722	5,867,759
Kraft Heinz Co. (The)	252,515	9,062,763
Lamb Weston Holdings Inc.	55,456	3,130,491
McCormick & Co. Inc./MD, NVS	94,878	7,612,062
Mondelez International Inc., Class A	428,473	26,025,450
Pilgrim’s Pride Corp.(a)	18,072	508,908
Post Holdings Inc.(a)	22,423	2,275,486
Seaboard Corp.	95	365,752
Tyson Foods Inc., Class A	109,222	8,734,483

		139,672,733

Security	Shares	Value

Health Care Providers & Services — 7.5%
AmerisourceBergen Corp.	56,472	$6,890,713
CVS Health Corp.	366,869	32,754,064
McKesson Corp.	58,928	12,249,953

		51,894,730

Household Products — 24.8%
Church & Dwight Co. Inc.	93,311	8,151,649
Clorox Co. (The)	46,725	7,616,642
Colgate-Palmolive Co.	285,538	21,755,140
Kimberly-Clark Corp.	128,262	16,608,647
Procter & Gamble Co. (The)	805,725	115,210,618
Reynolds Consumer Products Inc.	20,657	557,326
Spectrum Brands Holdings Inc.	15,915	1,492,031

		171,392,053

Personal Products — 0.3%
Herbalife Nutrition Ltd.(a)(b)	39,904	1,851,546

Tobacco — 10.6%
Altria Group Inc.	548,165	24,179,558
Philip Morris International Inc.	524,245	49,562,123

		73,741,681

Total Common Stocks — 99.7% (Cost: $678,424,058)		690,299,755

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	5,223,623	5,226,235
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	950,000	950,000

		6,176,235

Total Short-Term Investments — 0.9% (Cost: $6,176,215)		6,176,235

Total Investments in Securities — 100.6% (Cost: $684,600,273)		696,475,990

Other Assets, Less Liabilities — (0.6)%		(4,014,176)

Net Assets — 100.0%		$692,461,814

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

32	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Consumer Staples ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,114,123	$4,112,068	(a)	$—	$179	$(135)	$5,226,235	5,223,623	$4,098	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	810,000	140,000	(a)	—	—	—	950,000	950,000	28		—

					$179	$(135)	$6,176,235		$4,126		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Consumer Staples Index	14	12/17/21	$1,790	$77,199
S&P Mid 400 E-Mini Index	1	12/17/21	279	8,386

				$85,585

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$85,585

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$20,418

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$59,233

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,530,897

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Consumer Staples ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$690,299,755	$—	$—	$690,299,755
Money Market Funds	6,176,235	—	—	6,176,235

	$696,475,990	$—	$—	$696,475,990

Derivative financial instruments(a)
Assets
Futures Contracts	$85,585	$—	$—	$85,585

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Financial Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 42.5%
Bank of America Corp.	4,536,549	$216,756,311
Bank OZK	74,873	3,344,577
BOK Financial Corp.	18,694	1,891,272
Citigroup Inc.	1,241,657	85,872,998
Citizens Financial Group Inc.	261,029	12,367,554
Comerica Inc.	82,032	6,980,103
Commerce Bancshares Inc.	65,015	4,584,208
Cullen/Frost Bankers Inc.	34,706	4,494,427
East West Bancorp. Inc.	86,918	6,908,243
Fifth Third Bancorp	423,150	18,419,719
First Citizens BancShares Inc./NC, Class A(a)	4,359	3,547,790
First Financial Bankshares Inc.	78,804	3,996,939
First Horizon Corp.	336,533	5,710,965
First Republic Bank/CA	108,010	23,365,803
FNB Corp.	196,534	2,289,621
Glacier Bancorp. Inc.	66,369	3,669,542
Home BancShares Inc./AR	92,189	2,190,411
Huntington Bancshares Inc./OH	904,573	14,237,979
JPMorgan Chase & Co.	1,830,614	311,003,012
KeyCorp.	585,895	13,633,777
M&T Bank Corp.	78,831	11,597,617
People’s United Financial Inc.	261,914	4,489,206
Pinnacle Financial Partners Inc.	46,627	4,502,769
PNC Financial Services Group Inc. (The)	260,360	54,943,771
Popular Inc.	49,593	4,038,854
Prosperity Bancshares Inc.	56,932	4,287,549
Regions Financial Corp.	584,774	13,847,448
Signature Bank/New York NY	37,149	11,063,715
SVB Financial Group(b)	35,939	25,782,639
Synovus Financial Corp.	90,074	4,196,548
Truist Financial Corp.	817,750	51,902,592
U.S. Bancorp.	826,543	49,898,401
UMB Financial Corp.	26,466	2,615,370
Umpqua Holdings Corp.	135,394	2,768,807
United Bankshares Inc./WV	79,467	2,939,484
Valley National Bancorp.	250,400	3,320,304
Webster Financial Corp.	55,435	3,102,143
Wells Fargo & Co.	2,515,684	128,702,393
Western Alliance Bancorp.	63,830	7,410,025
Wintrust Financial Corp.	34,873	3,086,261
Zions Bancorp. NA	99,244	6,251,380

		1,146,012,527

Capital Markets — 34.5%
Affiliated Managers Group Inc.(a)	25,344	4,254,751
Ameriprise Financial Inc.	69,683	21,053,325
Apollo Global Management Inc.	128,419	9,881,842
Ares Management Corp., Class A	100,139	8,485,779
Bank of New York Mellon Corp. (The)	486,497	28,800,622
BlackRock Inc.(c)	87,646	82,690,495
Blackstone Inc., NVS	420,227	58,167,821
Carlyle Group Inc. (The)	85,026	4,774,210
Cboe Global Markets Inc.	65,320	8,618,321
Charles Schwab Corp. (The)	919,687	75,441,925
CME Group Inc.	220,015	48,524,308
Coinbase Global Inc., Class A(a)(b)	17,539	5,602,307
FactSet Research Systems Inc.	23,146	10,274,278
Federated Hermes Inc.	60,002	1,998,667
Franklin Resources Inc.	172,380	5,428,246

Security	Shares	Value

Capital Markets (continued)
Goldman Sachs Group Inc. (The)	206,514	$85,362,562
Houlihan Lokey Inc.	31,163	3,492,749
Interactive Brokers Group Inc., Class A	53,724	3,806,345
Intercontinental Exchange Inc.	345,003	47,769,115
Invesco Ltd.	208,970	5,309,928
Janus Henderson Group PLC	99,249	4,615,079
Jefferies Financial Group Inc.	120,866	5,197,238
KKR & Co. Inc.	357,179	28,456,451
Lazard Ltd., Class A	69,358	3,397,848
LPL Financial Holdings Inc.	49,160	8,063,223
MarketAxess Holdings Inc.	23,279	9,513,429
Moody’s Corp.	99,243	40,109,058
Morgan Stanley	894,216	91,907,521
Morningstar Inc.	14,569	4,614,731
MSCI Inc.	50,506	33,580,429
Nasdaq Inc.	71,704	15,048,519
Northern Trust Corp.	127,668	15,708,271
Raymond James Financial Inc.	113,463	11,186,317
S&P Global Inc.	147,643	70,006,405
SEI Investments Co.	65,945	4,157,173
State Street Corp.	224,871	22,161,037
Stifel Financial Corp.	64,070	4,668,781
T Rowe Price Group Inc.	139,027	30,152,176
Tradeweb Markets Inc., Class A	64,473	5,744,544
Virtu Financial Inc., Class A	54,871	1,365,190

		929,391,016

Consumer Finance — 6.7%
Ally Financial Inc.	220,877	10,544,668
American Express Co.	394,217	68,507,030
Capital One Financial Corp.	273,299	41,276,348
Credit Acceptance Corp.(a)(b)	5,494	3,286,566
Discover Financial Services	183,460	20,789,687
FirstCash Inc.	24,880	2,201,134
OneMain Holdings Inc.	67,765	3,578,670
PROG Holdings Inc.	40,900	1,654,405
SLM Corp.	188,090	3,451,451
Synchrony Financial	349,012	16,211,607
Upstart Holdings Inc.(a)(b)	28,269	9,103,749

		180,605,315

Diversified Financial Services — 0.3%
Equitable Holdings Inc.	234,917	7,869,719
Jackson Financial Inc., Class A(b)	40,184	1,087,781

		8,957,500

Insurance — 0.3%
Fidelity National Financial Inc.	174,789	8,374,141

IT Services — 14.7%
Mastercard Inc., Class A	533,693	179,064,675
Visa Inc., Class A	1,033,889	218,946,674

		398,011,349

Thrifts & Mortgage Finance — 0.6%
Essent Group Ltd.	68,536	3,289,728
MGIC Investment Corp.	207,877	3,359,292
New York Community Bancorp. Inc.	284,890	3,541,183
Radian Group Inc.	114,130	2,724,283
Rocket Companies Inc., Class A	83,210	1,371,301
TFS Financial Corp.	29,185	567,940

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Financial Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
UWM Holdings Corp.	55,173	$375,176

		15,228,903

Total Common Stocks — 99.6% (Cost: $2,229,107,684)		2,686,580,751

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	20,727,119	20,737,483
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	4,989,000	4,989,000

		25,726,483

Total Short-Term Investments — 1.0% (Cost: $25,726,483)		25,726,483

Total Investments in Securities — 100.6% (Cost: $2,254,834,167)		2,712,307,234

Other Assets, Less Liabilities — (0.6)%		(16,374,021)

Net Assets — 100.0%		$2,695,933,213

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$20,737,290	(a)	$—	$193	$—	$20,737,483	20,727,119	$6,822	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,049,000	2,940,000	(a)	—	—	—	4,989,000	4,989,000	124		—
BlackRock Inc.	47,072,882	30,788,521		(4,331,243)	1,460,864	7,699,471	82,690,495	87,646	682,495		—

					$1,461,057	$7,699,471	$108,416,978		$689,441		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Financial Select Sector Index	74	12/17/21	$9,160	$368,727

36	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Financial Services ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$368,727

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$273,948

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$284,547

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,927,729

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,686,580,751	$—	$—	$2,686,580,751
Money Market Funds	25,726,483	—	—	25,726,483

	$2,712,307,234	$—	$—	$2,712,307,234

Derivative financial instruments(a)
Assets
Futures Contracts	$368,727	$—	$—	$368,727

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 35.7%
Bank of America Corp.	3,212,887	$153,511,741
Bank of Hawaii Corp.	21,480	1,815,060
Bank OZK	65,866	2,942,234
BOK Financial Corp.	16,388	1,657,974
Citigroup Inc.	1,076,994	74,484,905
Citizens Financial Group Inc.	225,946	10,705,321
Comerica Inc.	71,236	6,061,471
Commerce Bancshares Inc.	56,703	3,998,129
Cullen/Frost Bankers Inc.	30,465	3,945,218
East West Bancorp. Inc.	75,109	5,969,663
Fifth Third Bancorp.	365,542	15,912,043
First Citizens BancShares Inc./NC, Class A(a)	3,224	2,624,014
First Hawaiian Inc.	70,123	1,934,694
First Horizon Corp.	291,433	4,945,618
First Republic Bank/CA	94,555	20,455,083
FNB Corp.	171,522	1,998,231
Huntington Bancshares Inc./OH	779,202	12,264,639
JPMorgan Chase & Co.	1,151,497	195,627,825
KeyCorp.	506,792	11,793,050
M&T Bank Corp.	68,236	10,038,880
PacWest Bancorp.	62,187	2,952,017
People’s United Financial Inc.	226,705	3,885,724
Pinnacle Financial Partners Inc.	39,626	3,826,683
PNC Financial Services Group Inc. (The)	225,455	47,577,769
Popular Inc.	42,290	3,444,098
Prosperity Bancshares Inc.	47,690	3,591,534
Regions Financial Corp.	511,155	12,104,150
Signature Bank/New York NY	31,567	9,401,284
Sterling Bancorp./DE	102,611	2,611,450
SVB Financial Group(b)	30,054	21,560,740
Synovus Financial Corp.	77,516	3,611,470
Truist Financial Corp.	713,696	45,298,285
U.S. Bancorp.	713,262	43,059,627
Umpqua Holdings Corp.	118,129	2,415,738
Webster Financial Corp.	48,323	2,704,155
Wells Fargo & Co.	2,132,706	109,109,239
Western Alliance Bancorp.	53,658	6,229,157
Wintrust Financial Corp.	30,446	2,694,471
Zions Bancorp. NA	84,990	5,353,520

		874,116,904

Capital Markets — 32.2%
Affiliated Managers Group Inc.	21,963	3,687,149
Ameriprise Financial Inc.	60,372	18,240,192
Apollo Global Management Inc.	96,452	7,421,981
Ares Management Corp., Class A	73,188	6,201,951
Bank of New York Mellon Corp. (The)	419,999	24,863,941
BlackRock Inc.(c)	75,968	71,672,769
Blackstone Inc., NVS	361,802	50,080,633
Carlyle Group Inc. (The)	86,463	4,854,898
Cboe Global Markets Inc.	56,616	7,469,915
Charles Schwab Corp. (The)	799,305	65,566,989
CME Group Inc.	190,488	42,012,128
Evercore Inc., Class A	20,517	3,115,301
FactSet Research Systems Inc.	20,182	8,958,588
Franklin Resources Inc.	153,964	4,848,326
Goldman Sachs Group Inc. (The)	175,375	72,491,256
Interactive Brokers Group Inc., Class A	43,052	3,050,234
Intercontinental Exchange Inc.	295,450	40,908,007

Security	Shares	Value

Capital Markets (continued)
Invesco Ltd.	177,648	$4,514,036
Janus Henderson Group PLC	85,870	3,992,955
Jefferies Financial Group Inc.	116,532	5,010,876
KKR & Co. Inc.	295,366	23,531,809
Lazard Ltd., Class A	53,659	2,628,754
LPL Financial Holdings Inc.	42,346	6,945,591
MarketAxess Holdings Inc.	19,876	8,122,725
Moody’s Corp.	86,210	34,841,772
Morgan Stanley	723,534	74,364,825
Morningstar Inc.	12,484	3,954,307
MSCI Inc.	42,584	28,313,250
Nasdaq Inc.	61,772	12,964,090
Northern Trust Corp.	109,132	13,427,601
Raymond James Financial Inc.	98,224	9,683,904
S&P Global Inc.	127,928	60,658,341
SEI Investments Co.	57,739	3,639,867
State Street Corp.	195,338	19,250,560
Stifel Financial Corp.	54,393	3,963,618
T Rowe Price Group Inc.	119,627	25,944,704
Tradeweb Markets Inc., Class A	55,884	4,979,264
Virtu Financial Inc., Class A	49,815	1,239,397

		787,416,504

Consumer Finance — 1.8%
Ally Financial Inc.	191,023	9,119,438
Credit Acceptance Corp.(a)(b)	4,680	2,799,623
Discover Financial Services	158,902	18,006,774
OneMain Holdings Inc.	55,485	2,930,163
Santander Consumer USA Holdings Inc.	32,321	1,347,786
SLM Corp.	163,275	2,996,096
Upstart Holdings Inc.(b)	23,997	7,727,994

		44,927,874

Diversified Financial Services — 8.7%
Berkshire Hathaway Inc., Class B(b)	706,246	202,699,664
Equitable Holdings Inc.	196,539	6,584,057
Voya Financial Inc.	60,120	4,194,572

		213,478,293

Insurance — 19.7%
Aflac Inc.	351,915	18,887,278
Alleghany Corp.(b)	7,191	4,684,074
Allstate Corp. (The)	156,648	19,372,658
American Financial Group Inc./OH	36,105	4,911,724
American International Group Inc.	456,043	26,947,581
Aon PLC, Class A	118,869	38,028,570
Arch Capital Group Ltd.(b)	202,944	8,487,118
Arthur J Gallagher & Co.	108,757	18,235,286
Assurant Inc.	31,093	5,015,612
Assured Guaranty Ltd.	37,958	2,109,706
Athene Holding Ltd., Class A(b)	61,500	5,351,115
Axis Capital Holdings Ltd.	41,697	2,171,163
Brighthouse Financial Inc.(b)	44,511	2,235,788
Brown & Brown Inc.	124,809	7,876,696
Chubb Ltd.	232,063	45,340,469
Cincinnati Financial Corp.	79,682	9,676,582
CNA Financial Corp.	15,352	688,691
Erie Indemnity Co., Class A, NVS	13,473	2,772,878
Everest Re Group Ltd.	21,108	5,519,742
Fidelity National Financial Inc.	145,094	6,951,454
First American Financial Corp.	56,435	4,127,656
Globe Life Inc.	53,321	4,746,635

38	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
GoHealth Inc., Class A(b)	31,035	$167,589
Hanover Insurance Group Inc. (The)	19,155	2,413,530
Hartford Financial Services Group Inc. (The)	184,091	13,425,757
Kemper Corp.	32,307	2,050,848
Lemonade Inc.(a)(b)	20,676	1,285,220
Lincoln National Corp.	99,599	7,186,068
Loews Corp.	115,374	6,469,020
Markel Corp.(b)	7,187	9,437,465
Marsh & McLennan Companies Inc.	269,950	45,027,660
Mercury General Corp.	14,640	797,734
MetLife Inc.	385,300	24,196,840
Old Republic International Corp.	149,401	3,859,028
Primerica Inc.	20,928	3,520,927
Principal Financial Group Inc.	141,035	9,462,038
Progressive Corp. (The)	310,373	29,448,190
Prudential Financial Inc.	205,168	22,578,738
Reinsurance Group of America Inc.	36,156	4,269,300
RenaissanceRe Holdings Ltd.	24,706	3,503,311
Travelers Companies Inc. (The)	133,451	21,469,597
Unum Group	84,421	2,150,203
W R Berkley Corp.	73,484	5,849,326
White Mountains Insurance Group Ltd.	1,629	1,718,579
Willis Towers Watson PLC	68,193	16,521,800

		480,947,244

IT Services — 0.5%
Broadridge Financial Solutions Inc.	61,388	10,952,233

Mortgage Real Estate Investment — 0.7%
AGNC Investment Corp.	279,170	4,444,387
Annaly Capital Management Inc.	743,442	6,289,519
New Residential Investment Corp.	232,130	2,636,997
Starwood Property Trust Inc.	146,260	3,725,242

		17,096,145

Security	Shares	Value

Thrifts & Mortgage Finance — 0.3%
MGIC Investment Corp.	181,131	$2,927,077
New York Community Bancorp. Inc.	241,654	3,003,759
Rocket Companies Inc., Class A	75,026	1,236,429
TFS Financial Corp.	27,733	539,684
UWM Holdings Corp.	53,320	362,576

		8,069,525

Total Common Stocks — 99.6% (Cost: $2,090,278,114)		2,437,004,722

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	6,646,158	6,649,481
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	5,043,000	5,043,000

		11,692,481

Total Short-Term Investments — 0.5% (Cost: $11,692,481)		11,692,481

Total Investments in Securities — 100.1% (Cost: $2,101,970,595)		2,448,697,203

Other Assets, Less Liabilities — (0.1)%		(3,401,128)

Net Assets — 100.0%		$2,445,296,075

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$810	$6,648,767	(a)	$—		$(96)	$—	$6,649,481	6,646,158	$5,356	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,813,000	—		(770,000	)(a)	—	—	5,043,000	5,043,000	139		—
BlackRock Inc.	41,068,232	34,585,119		(11,416,619)		4,034,850	3,401,187	71,672,769	75,968	398,603		—

						$4,034,754	$3,401,187	$83,365,250		$404,098		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Financials ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	49	12/17/21	$2,083	$51,975
E-Mini Financial Select Sector Index	49	12/17/21	6,066	277,058

				$329,033

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$329,033

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$390,289

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$79,371

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,995,942

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,437,004,722	$—	$—	$2,437,004,722
Money Market Funds	11,692,481	—	—	11,692,481

	$2,448,697,203	$—	$—	$2,448,697,203

Derivative financial instruments(a)
Assets
Futures Contracts	$329,033	$—	$—	$329,033

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 10.4%
Axon Enterprise Inc.(a)	18,645	$3,355,354
Boeing Co. (The)(a)	154,405	31,966,467
BWX Technologies Inc.	27,435	1,556,662
Curtiss-Wright Corp.	11,764	1,502,028
General Dynamics Corp.	71,705	14,538,189
HEICO Corp.(b)	12,938	1,803,428
HEICO Corp., Class A	22,579	2,837,729
Howmet Aerospace Inc.	111,255	3,303,161
Huntington Ingalls Industries Inc.	11,378	2,306,662
L3Harris Technologies Inc.	57,733	13,309,766
Lockheed Martin Corp.	71,412	23,731,636
Mercury Systems Inc.(a)	15,952	822,166
Northrop Grumman Corp.	43,510	15,542,642
Raytheon Technologies Corp.	436,907	38,823,556
Spirit AeroSystems Holdings Inc., Class A	30,242	1,248,692
Textron Inc.	64,944	4,796,114
TransDigm Group Inc.(a)	14,883	9,284,313
Virgin Galactic Holdings Inc.(a)(b)	51,634	968,137

		171,696,702

Air Freight & Logistics — 4.5%
CH Robinson Worldwide Inc.	37,952	3,680,964
Expeditors International of Washington Inc.	48,475	5,975,029
FedEx Corp.	70,676	16,646,318
GXO Logistics Inc.(a)	27,962	2,483,026
United Parcel Service Inc., Class B	208,679	44,546,706

		73,332,043

Building Products — 4.6%
A O Smith Corp.	37,971	2,774,541
Advanced Drainage Systems Inc.	17,466	1,970,165
Allegion PLC	25,812	3,311,680
Armstrong World Industries Inc.	13,733	1,450,891
AZEK Co. Inc. (The)(a)	32,436	1,190,077
Builders FirstSource Inc.(a)	58,886	3,431,287
Carlisle Companies Inc.	14,756	3,289,408
Carrier Global Corp.	250,514	13,084,346
Fortune Brands Home & Security Inc.	39,735	4,029,129
Johnson Controls International PLC	206,293	15,135,717
Lennox International Inc.	9,623	2,879,971
Masco Corp.	70,891	4,646,905
Owens Corning	29,528	2,758,211
Trane Technologies PLC	68,762	12,441,109
Trex Co. Inc.(a)	33,270	3,539,928

		75,933,365

Chemicals — 3.0%
Axalta Coating Systems Ltd.(a)	59,587	1,858,518
Diversey Holdings Ltd.(a)	14,439	251,239
DuPont de Nemours Inc.	150,923	10,504,241
PPG Industries Inc.	68,196	10,950,232
RPM International Inc.	36,667	3,197,362
Sherwin-Williams Co. (The)	70,303	22,258,633

		49,020,225

Commercial Services & Supplies — 0.8%
ADT Inc.	45,642	381,111
Cintas Corp.	25,157	10,895,497
MSA Safety Inc.	10,586	1,619,975

		12,896,583

Security	Shares	Value

Construction & Engineering — 0.6%
AECOM(a)	39,124	$2,674,908
MasTec Inc.(a)	16,210	1,444,797
Quanta Services Inc.	39,824	4,829,855
Valmont Industries Inc.	6,025	1,439,734

		10,389,294

Construction Materials — 1.0%
Eagle Materials Inc.	11,877	1,762,072
Martin Marietta Materials Inc.	17,914	7,037,336
Vulcan Materials Co.	38,102	7,243,952

		16,043,360

Consumer Finance — 3.6%
American Express Co.	185,838	32,294,928
Capital One Financial Corp.	127,676	19,282,906
Synchrony Financial	163,730	7,605,258

		59,183,092

Containers & Packaging — 2.2%
Amcor PLC	444,301	5,362,713
AptarGroup Inc.	18,969	2,291,076
Ardagh Group SA(a)	5,329	131,893
Ball Corp.	92,598	8,470,865
Berry Global Group Inc.(a)	38,744	2,539,282
Crown Holdings Inc.	36,332	3,778,165
Graphic Packaging Holding Co.	81,520	1,624,694
Packaging Corp. of America	26,962	3,703,770
Sealed Air Corp.	42,967	2,548,802
Silgan Holdings Inc.	24,185	972,237
Sonoco Products Co.	28,322	1,641,260
Westrock Co.	75,866	3,649,154

		36,713,911

Electrical Equipment — 4.6%
Acuity Brands Inc.	10,212	2,097,851
AMETEK Inc.	66,416	8,793,478
Eaton Corp. PLC	114,763	18,908,352
Emerson Electric Co.	171,970	16,682,810
Generac Holdings Inc.(a)(b)	17,664	8,806,564
Hubbell Inc.	15,545	3,099,207
nVent Electric PLC	48,086	1,704,649
Regal Rexnord Corp.	19,408	2,956,420
Rockwell Automation Inc.	33,433	10,678,500
Sensata Technologies Holding PLC(a)	44,637	2,459,499

		76,187,330

Electronic Equipment, Instruments & Components — 2.4%
Cognex Corp.	49,199	4,309,341
Coherent Inc.(a)	7,056	1,795,046
Keysight Technologies Inc.(a)(b)	53,406	9,614,148
Littelfuse Inc.	6,916	2,037,108
Teledyne Technologies Inc.(a)	13,232	5,944,079
Trimble Inc.(a)(b)	72,163	6,304,881
Vontier Corp.	48,834	1,652,054
Zebra Technologies Corp., Class A(a)	15,334	8,187,589

		39,844,246

Household Durables — 0.3%
Mohawk Industries Inc.(a)	16,249	2,879,485
TopBuild Corp.(a)	9,529	2,448,667

		5,328,152

Industrial Conglomerates — 6.5%
3M Co.	166,773	29,799,000
General Electric Co.	314,870	33,020,417

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
Honeywell International Inc.	200,359	$43,802,484

		106,621,901

IT Services — 28.7%
Accenture PLC, Class A	183,372	65,792,040
Alliance Data Systems Corp.	14,366	1,224,702
Automatic Data Processing Inc.	122,626	27,528,311
Euronet Worldwide Inc.(a)	14,625	1,640,779
Fidelity National Information Services Inc.	178,619	19,780,268
Fiserv Inc.(a)	172,433	16,982,926
FleetCor Technologies Inc.(a)	23,491	5,811,908
Genpact Ltd.	52,557	2,593,688
Global Payments Inc.	84,521	12,085,658
Jack Henry & Associates Inc.	21,232	3,534,703
Mastercard Inc., Class A	252,306	84,653,709
Paychex Inc.	92,786	11,438,658
PayPal Holdings Inc.(a)	338,824	78,807,074
Paysafe Ltd.(a)(b)	120,359	938,800
Shift4 Payments Inc., Class A(a)(b)	12,399	782,749
Square Inc., Class A(a)(b)	114,143	29,049,394
StoneCo Ltd., Class A(a)	63,476	2,149,297
Visa Inc., Class A	488,092	103,363,243
Western Union Co. (The)	117,910	2,148,320
WEX Inc.(a)	12,897	1,930,681

		472,236,908

Leisure Products — 0.1%
Brunswick Corp./DE	22,475	2,092,198
Hayward Holdings Inc.(a)(b)	11,081	256,968

		2,349,166

Life Sciences Tools & Services — 1.0%
Mettler-Toledo International Inc.(a)	6,612	9,791,579
Waters Corp.(a)	17,602	6,469,615

		16,261,194

Machinery — 12.4%
AGCO Corp.	18,021	2,202,346
Allison Transmission Holdings Inc.	30,373	1,013,243
Caterpillar Inc.	157,996	32,232,764
Colfax Corp.(a)(b)	33,780	1,743,724
Crane Co.	14,243	1,471,017
Cummins Inc.	41,393	9,927,697
Deere & Co.	81,283	27,823,984
Donaldson Co. Inc.	36,401	2,184,424
Dover Corp.	41,358	6,992,811
Flowserve Corp.	37,558	1,262,700
Fortive Corp.	94,110	7,125,068
Gates Industrial Corp. PLC(a)	27,473	451,656
Graco Inc.	48,273	3,629,164
IDEX Corp.	21,860	4,865,380
Illinois Tool Works Inc.	90,682	20,663,707
Ingersoll Rand Inc.(a)	116,847	6,281,695
ITT Inc.	24,885	2,340,932
Lincoln Electric Holdings Inc.	16,581	2,361,134
Middleby Corp. (The)(a)	15,815	2,885,289
Nordson Corp.	16,699	4,245,053
Oshkosh Corp.	19,731	2,111,217
Otis Worldwide Corp.	123,813	9,943,422
PACCAR Inc.	98,163	8,797,368
Parker-Hannifin Corp.	37,058	10,991,032
Pentair PLC	47,538	3,516,386
Snap-on Inc.	15,345	3,118,564

Security	Shares	Value

Machinery (continued)
Stanley Black & Decker Inc.	46,496	$8,356,726
Toro Co. (The)	30,866	2,946,777
Westinghouse Air Brake Technologies Corp.	52,201	4,736,197
Woodward Inc.	16,582	1,872,937
Xylem Inc./NY	51,594	6,737,661

		204,832,075

Marine — 0.1%
Kirby Corp.(a)(b)	17,207	901,819

Multi-Utilities — 0.1%
MDU Resources Group Inc.	57,595	1,769,894

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	27,411	1,615,330

Professional Services — 3.3%
Booz Allen Hamilton Holding Corp.	38,271	3,324,219
Equifax Inc.	34,899	9,682,029
FTI Consulting Inc.(a)(b)	9,684	1,393,721
IHS Markit Ltd.	107,557	14,059,851
Jacobs Engineering Group Inc.	37,209	5,224,888
Legalzoomcom Inc.(a)(b)	5,441	152,566
ManpowerGroup Inc.	15,685	1,515,955
Robert Half International Inc.	31,568	3,569,394
TransUnion	55,155	6,358,820
Verisk Analytics Inc.	45,725	9,614,596

		54,896,039

Road & Rail — 7.4%
CSX Corp.	652,851	23,613,621
JB Hunt Transport Services Inc.	24,187	4,769,435
Kansas City Southern	26,109	8,100,317
Knight-Swift Transportation Holdings Inc.	46,147	2,616,074
Landstar System Inc.	11,040	1,940,942
Norfolk Southern Corp.	71,045	20,819,737
Old Dominion Freight Line Inc.	29,446	10,051,392
Ryder System Inc.	15,075	1,280,621
Schneider National Inc., Class B	14,950	372,853
TuSimple Holdings Inc., Class A(a)	9,620	376,334
Union Pacific Corp.	188,033	45,391,166
XPO Logistics Inc.(a)	27,962	2,399,140

		121,731,632

Semiconductors & Semiconductor Equipment — 0.2%
MKS Instruments Inc.	15,859	2,379,643

Software — 0.8%
Bill.com Holdings Inc.(a)	22,618	6,656,704
Fair Isaac Corp.(a)	7,909	3,149,364
Paylocity Holding Corp.(a)	10,766	3,285,137

		13,091,205

Trading Companies & Distributors — 1.2%
Air Lease Corp.	30,911	1,237,986
Core & Main Inc., Class A(a)	10,100	276,336
MSC Industrial Direct Co. Inc., Class A	12,955	1,089,127
United Rentals Inc.(a)	20,831	7,897,240
Watsco Inc.	9,374	2,714,523
WW Grainger Inc.	13,384	6,198,264

		19,413,476

Total Common Stocks — 99.9% (Cost: $1,372,335,097)		1,644,668,585

42	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	28,308,099	$28,322,253
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,482,000	1,482,000

		29,804,253

Total Short-Term Investments — 1.8% (Cost: $29,802,557)		29,804,253

Total Investments in Securities — 101.7% (Cost: $1,402,137,654)		1,674,472,838

Other Assets, Less Liabilities — (1.7)%		(27,837,877)

Net Assets — 100.0%		$1,646,634,961

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$24,612,573	$3,709,658	(a)	$—		$(1,643)	$1,665	$28,322,253	28,308,099	$19,847	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,952,000	—		(470,000	)(a)	—	—	1,482,000	1,482,000	77		—

						$(1,643)	$1,665	$29,804,253		$19,924		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	2	12/17/21	$325	$20,586
XAI Industrial Index	12	12/17/21	1,260	56,771

				$77,357

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Industrials ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$77,357

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$103,622

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(26,953)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,180,123

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,644,536,692	$131,893	$—	$1,644,668,585
Money Market Funds	29,804,253	—	—	29,804,253

	$1,674,340,945	$131,893	$—	$1,674,472,838

Derivative financial instruments(a)
Assets
Futures Contracts	$77,357	$—	$—	$77,357

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

October 31, 2021

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Discretionary ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,801,542,879	$4,020,426,687	$853,019,623	$1,403,275,994
Affiliated(c)	50,140,236	103,023,459	1,519,881	22,178,669
Cash	88,327	98,404	22,381	15,737
Cash pledged:
Futures contracts	477,000	614,000	107,000	94,000
Receivables:
Securities lending income — Affiliated	2,034	6,187	28	5,011
Variation margin on futures contracts	19,467	25,131	—	4,475
Capital shares sold	75,328	14,750	—	—
Dividends	3,112,072	3,174,752	1,113,782	280,900

Total assets	3,855,457,343	4,127,383,370	855,782,695	1,425,854,786

LIABILITIES
Collateral on securities loaned, at value	18,006,236	25,488,036	199,881	20,235,448
Payables:
Variation margin on futures contracts	—	—	9,205	—
Capital shares redeemed	12,927	—	—	—
Investment advisory fees	766,505	824,485	271,909	446,429

Total liabilities	18,785,668	26,312,521	480,995	20,681,877

NET ASSETS	$3,836,671,675	$4,101,070,849	$855,301,700	$1,405,172,909

NET ASSETS CONSIST OF:
Paid-in capital	$2,377,913,481	$3,127,019,433	$926,366,989	$986,839,251
Accumulated earnings (loss)	1,458,758,194	974,051,416	(71,065,289)	418,333,658

NET ASSETS	$3,836,671,675	$4,101,070,849	$855,301,700	$1,405,172,909

Shares outstanding	42,200,000	39,700,000	6,400,000	16,750,000

Net asset value	$90.92	$103.30	$133.64	$83.89

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$17,688,038	$25,021,776	$194,408	$19,707,027
(b) Investments, at cost — Unaffiliated	$2,381,246,849	$3,104,360,065	$845,783,327	$1,148,188,226
(c) Investments, at cost — Affiliated	$39,406,957	$80,405,598	$1,519,881	$22,170,475
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2021

	iShares U.S. Consumer Staples ETF	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$690,299,755	$2,603,890,256	$2,365,331,953	$1,644,668,585
Affiliated(c)	6,176,235	108,416,978	83,365,250	29,804,253
Cash	30,372	90,995	83,677	20,850
Cash pledged:
Futures contracts	105,000	420,000	418,000	89,000
Receivables:
Securities lending income — Affiliated	1,092	1,116	1,840	2,383
Variation margin on futures contracts	3,335	—	—	1,573
Dividends	1,306,582	4,761,115	3,573,304	919,651

Total assets	697,922,371	2,717,580,460	2,452,774,024	1,675,506,295

LIABILITIES
Collateral on securities loaned, at value	5,233,729	20,737,998	6,649,577	28,327,974
Payables:
Investments purchased	—	—	—	441
Variation margin on futures contracts	—	39,368	48,000	—
Investment advisory fees	226,828	869,881	780,372	542,919

Total liabilities	5,460,557	21,647,247	7,477,949	28,871,334

NET ASSETS	$692,461,814	$2,695,933,213	$2,445,296,075	$1,646,634,961

NET ASSETS CONSIST OF:
Paid-in capital	$585,939,501	$2,255,016,358	$1,995,081,256	$1,276,032,236
Accumulated earnings	106,522,313	440,916,855	450,214,819	370,602,725

NET ASSETS	$692,461,814	$2,695,933,213	$2,445,296,075	$1,646,634,961

Shares outstanding	3,750,000	13,500,000	27,400,000	14,800,000

Net asset value	$184.66	$199.70	$89.24	$111.26

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$5,099,224	$20,051,983	$6,478,697	$27,154,907
(b) Investments, at cost — Unaffiliated	$678,424,058	$2,167,510,816	$2,031,289,079	$1,372,335,097
(c) Investments, at cost — Affiliated	$6,176,215	$87,323,351	$70,681,516	$29,802,557

See notes to financial statements.

46	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended October 31, 2021

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Discretionary ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$22,478,834	$23,740,712	$9,374,766	$5,679,486
Dividends — Affiliated	204,295	539,112	40	46
Securities lending income — Affiliated — net	13,145	42,298	611	34,960
Foreign taxes withheld	(11)	—	—	—

Total investment income	22,696,263	24,322,122	9,375,417	5,714,492

EXPENSES
Investment advisory fees	4,233,723	4,429,799	1,934,138	2,845,757

Total expenses	4,233,723	4,429,799	1,934,138	2,845,757

Net investment income	18,462,540	19,892,323	7,441,279	2,868,735

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(828,464)	(12,322,655)	4,795,216	(32,300,709)
Investments — Affiliated	6,460	(42,948)	—	740
In-kind redemptions — Unaffiliated	72,113,038	96,381,164	64,509,562	274,010,003
In-kind redemptions — Affiliated	542,923	347,908	—	—
Futures contracts	522,753	938,990	(145,697)	142,922

Net realized gain	72,356,710	85,302,459	69,159,081	241,852,956

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	356,314,849	316,405,142	(73,595,785)	(142,397,645)
Investments — Affiliated	2,622,285	7,886,392	—	2,297
Futures contracts	261,954	(60,172)	31,821	(94,454)

Net change in unrealized appreciation (depreciation)	359,199,088	324,231,362	(73,563,964)	(142,489,802)

Net realized and unrealized gain (loss)	431,555,798	409,533,821	(4,404,883)	99,363,154

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$450,018,338	$429,426,144	$3,036,396	$102,231,889

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations (unaudited) (continued)

Six Months Ended October 31, 2021

	iShares U.S. Consumer Staples ETF	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$7,019,937	$20,971,749	$18,857,426	$10,506,883
Dividends — Affiliated	28	682,619	398,742	77
Securities lending income — Affiliated — net	4,098	6,822	5,356	19,847
Foreign taxes withheld	—	(4,241)	(2,506)	(1,003)

Total investment income	7,024,063	21,656,949	19,259,018	10,525,804

EXPENSES
Investment advisory fees	1,377,093	4,750,573	4,622,380	3,443,150

Total expenses	1,377,093	4,750,573	4,622,380	3,443,150

Net investment income	5,646,970	16,906,376	14,636,638	7,082,654

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(12,991,172)	(2,919,122)	(13,981,889)	(50,149,879)
Investments — Affiliated	179	(26,559)	(40,778)	(1,643)
In-kind redemptions — Unaffiliated	127,743,960	37,339,300	180,869,747	185,063,211
In-kind redemptions — Affiliated	—	1,487,616	4,075,532	—
Futures contracts	20,418	273,948	390,289	103,622

Net realized gain	114,773,385	36,155,183	171,312,901	135,015,311

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(107,004,108)	157,831,948	65,470,236	(121,683,622)
Investments — Affiliated	(135)	7,699,471	3,401,187	1,665
Futures contracts	59,233	284,547	79,371	(26,953)

Net change in unrealized appreciation (depreciation)	(106,945,010)	165,815,966	68,950,794	(121,708,910)

Net realized and unrealized gain	7,828,375	201,971,149	240,263,695	13,306,401

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,475,345	$218,877,525	$254,900,333	$20,389,055

See notes to financial statements.

48	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI KLD 400 Social ETF		iShares MSCI USA ESG Select ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,462,540	$30,212,755	$19,892,323	$26,983,543
Net realized gain	72,356,710	83,097,575	85,302,459	321,939,109
Net change in unrealized appreciation (depreciation)	359,199,088	805,378,714	324,231,362	481,849,819

Net increase in net assets resulting from operations	450,018,338	918,689,044	429,426,144	830,772,471

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(17,158,413)	(29,576,320)	(18,538,691)	(25,919,845)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	294,346,364	426,528,979	632,252,439	964,022,901

NET ASSETS
Total increase in net assets	727,206,289	1,315,641,703	1,043,139,892	1,768,875,527
Beginning of period	3,109,465,386	1,793,823,683	3,057,930,957	1,289,055,430

End of period	$3,836,671,675	$3,109,465,386	$4,101,070,849	$3,057,930,957

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets (continued)

	iShares U.S. Basic Materials ETF		iShares U.S. Consumer Discretionary ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,441,279	$8,777,570	$2,868,735	$7,656,646
Net realized gain	69,159,081	87,339,085	241,852,956	56,113,667
Net change in unrealized appreciation (depreciation)	(73,563,964)	164,688,371	(142,489,802)	416,301,746

Net increase in net assets resulting from operations	3,036,396	260,805,026	102,231,889	480,072,059

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,055,440)	(8,165,209)	(3,597,084)	(7,416,213)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	79,837,241	270,837,091	(277,127,827)	312,839,562

NET ASSETS
Total increase (decrease) in net assets	75,818,197	523,476,908	(178,493,022)	785,495,408
Beginning of period	779,483,503	256,006,595	1,583,665,931	798,170,523

End of period	$855,301,700	$779,483,503	$1,405,172,909	$1,583,665,931

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Consumer Staples ETF		iShares U.S. Financial Services ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,646,970	$10,212,175	$16,906,376	$26,019,551
Net realized gain	114,773,385	98,617,294	36,155,183	117,687,973
Net change in unrealized appreciation (depreciation)	(106,945,010)	159,057,829	165,815,966	439,809,902

Net increase in net assets resulting from operations	13,475,345	267,887,298	218,877,525	583,517,426

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,816,712)	(10,088,558)	(14,757,149)	(25,484,339)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,744,911)	(37,805,389)	856,487,893	212,125,779

NET ASSETS
Total increase in net assets	913,722	219,993,351	1,060,608,269	770,158,866
Beginning of period	691,548,092	471,554,741	1,635,324,944	865,166,078

End of period	$692,461,814	$691,548,092	$2,695,933,213	$1,635,324,944

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets (continued)

	iShares U.S. Financials ETF		iShares U.S. Industrials ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,636,638	$25,420,743	$7,082,654	$10,675,723
Net realized gain (loss)	171,312,901	48,587,244	135,015,311	(3,027,516)
Net change in unrealized appreciation (depreciation)	68,950,794	558,468,276	(121,708,910)	492,579,101

Net increase in net assets resulting from operations	254,900,333	632,476,263	20,389,055	500,227,308

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(15,724,378)	(24,797,842)	(7,123,853)	(10,838,019)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(147,082,174)	512,289,078	(64,590,787)	525,723,003

NET ASSETS
Total increase (decrease) in net assets	92,093,781	1,119,967,499	(51,325,585)	1,015,112,292
Beginning of period	2,353,202,294	1,233,234,795	1,697,960,546	682,848,254

End of period	$2,445,296,075	$2,353,202,294	$1,646,634,961	$1,697,960,546

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social ETF

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$80.24		$55.03	$54.88	$49.07	$44.01	$38.22

Net investment income(b)	0.46		0.86	0.90	0.83	0.68	0.61
Net realized and unrealized gain(c)	10.65		25.19	0.14	5.82	5.01	5.77

Net increase from investment operations	11.11		26.05	1.04	6.65	5.69	6.38

Distributions(d)
From net investment income	(0.43)		(0.84)	(0.89)	(0.84)	(0.63)	(0.59)

Total distributions	(0.43)		(0.84)	(0.89)	(0.84)	(0.63)	(0.59)

Net asset value, end of period	$90.92		$80.24	$55.03	$54.88	$49.07	$44.01

Total Return(e)
Based on net asset value	13.88	%(f)	47.69%	1.95%	13.70%	12.99%	16.83%

Ratios to Average Net Assets
Total expenses	0.25	%(g)	0.25%	0.25%	0.28%	0.50%	0.50%

Total expenses after fees waived	0.25	%(g)	0.25%	0.25%	0.25%	0.48%	0.50%

Net investment income	1.09	%(g)	1.27%	1.61%	1.61%	1.43%	1.49%

Supplemental Data
Net assets, end of period (000)	$3,836,672		$3,109,465	$1,793,824	$1,415,953	$1,035,423	$822,945

Portfolio turnover rate(h)	2	%(f)	5%	6%	13%	11%	10%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$92.11		$61.68	$61.08	$55.42	$49.86	$42.56

Net investment income(b)	0.55		1.03	1.00	0.98	0.84	0.71
Net realized and unrealized gain(c)	11.15		30.38	0.65	5.62	5.50	7.28

Net increase from investment operations	11.70		31.41	1.65	6.60	6.34	7.99

Distributions(d)
From net investment income	(0.51)		(0.98)	(1.05)	(0.94)	(0.78)	(0.69)

Total distributions	(0.51)		(0.98)	(1.05)	(0.94)	(0.78)	(0.69)

Net asset value, end of period	$103.30		$92.11	$61.68	$61.08	$55.42	$49.86

Total Return(e)
Based on net asset value	12.73	%(f)	51.29%	2.76%	12.07%	12.76%	18.92%

Ratios to Average Net Assets
Total expenses	0.25	%(g)	0.25%	0.25%	0.28%	0.50%	0.50%

Total expenses after fees waived	0.25	%(g)	0.25%	0.25%	0.25%	0.48%	0.50%

Net investment income	1.12	%(g)	1.31%	1.61%	1.71%	1.56%	1.53%

Supplemental Data
Net assets, end of period (000)	$4,101,071		$3,057,931	$1,289,055	$1,001,715	$681,607	$528,509

Portfolio turnover rate(h)	9	%(f)	27%	13%	21%	13%	19%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Basic Materials ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$131.01		$81.27	$94.03	$97.37	$89.37	$77.65

Net investment income(a)	1.00		1.78	1.65	1.63	1.39	1.34
Net realized and unrealized gain (loss)(b)	2.59		49.62	(12.42)	(3.49)	8.16	11.62

Net increase (decrease) from investment operations	3.59		51.40	(10.77)	(1.86)	9.55	12.96

Distributions(c)
From net investment income	(0.96)		(1.66)	(1.99)	(1.48)	(1.55)	(1.24)

Total distributions	(0.96)		(1.66)	(1.99)	(1.48)	(1.55)	(1.24)

Net asset value, end of period	$133.64		$131.01	$81.27	$94.03	$97.37	$89.37

Total Return(d)
Based on net asset value	2.76	%(e)	63.81%	(11.59)%	(1.89)%	10.74%	16.88%

Ratios to Average Net Assets
Total expenses	0.39	%(f)	0.41%	0.43%	0.42%	0.43%	0.44%

Net investment income	1.51	%(f)	1.64%	1.83%	1.71%	1.44%	1.62%

Supplemental Data
Net assets, end of period (000)	$855,302		$779,484	$256,007	$423,128	$632,934	$960,747

Portfolio turnover rate(g)	41	%(e)	28%	11%	28%	6%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations. (d) Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f) Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Consumer Discretionary ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$78.01		$51.17	$54.31	$46.36	$41.31	$36.09

Net investment income(b)	0.16		0.44	0.52	0.40	0.45	0.38
Net realized and unrealized gain (loss)(c)	5.92		26.82	(3.11)	7.94	5.03	5.24

Net increase (decrease) from investment operations	6.08		27.26	(2.59)	8.34	5.48	5.62

Distributions(d)
From net investment income	(0.20)		(0.42)	(0.55)	(0.39)	(0.43)	(0.40)

Total distributions	(0.20)		(0.42)	(0.55)	(0.39)	(0.43)	(0.40)

Net asset value, end of period	$83.89		$78.01	$51.17	$54.31	$46.36	$41.31

Total Return(e)
Based on net asset value	7.81	%(f)	53.48%	(4.79)%	18.09%	13.35%	15.71%

Ratios to Average Net Assets
Total expenses	0.39	%(g)	0.41%	0.43%	0.42%	0.43%	0.44%

Net investment income	0.40	%(g)	0.67%	0.96%	0.81%	1.04%	1.01%

Supplemental Data
Net assets, end of period (000)	$1,405,173		$1,583,666	$798,171	$934,120	$741,682	$669,218

Portfolio turnover rate(h)	35	%(f)	20%	31%	15%	10%	8%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Consumer Staples ETF

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$181.99		$119.38	$123.43	$114.08	$119.04	$111.98

Net investment income(a)	1.48		2.44	2.77	3.04	2.50	2.32
Net realized and unrealized gain (loss)(b)	2.47		62.57	(3.83)	9.24	(5.24)	7.66

Net increase (decrease) from investment operations	3.95		65.01	(1.06)	12.28	(2.74)	9.98

Distributions(c)
From net investment income	(1.28)		(2.40)	(2.99)	(2.93)	(2.22)	(2.92)

Total distributions	(1.28)		(2.40)	(2.99)	(2.93)	(2.22)	(2.92)

Net asset value, end of period	$184.66		$181.99	$119.38	$123.43	$114.08	$119.04

Total Return(d)
Based on net asset value	2.18	%(e)	54.87%	(0.86)%	10.95%	(2.41)%	9.04%

Ratios to Average Net Assets
Total expenses	0.39	%(f)	0.41%	0.43%	0.42%	0.43%	0.44%

Net investment income	1.61	%(f)	1.57%	2.22%	2.61%	2.05%	2.03%

Supplemental Data
Net assets, end of period (000)	$692,462		$691,548	$471,555	$469,043	$433,499	$720,184

Portfolio turnover rate(g)	34	%(e)	4%	5%	4%	7%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Financial Services ETF

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$182.72		$115.36	$136.07	$130.98	$108.38	$85.36

Net investment income(a)	1.33		2.52	2.58	2.17	1.73	1.47
Net realized and unrealized gain (loss)(b)	16.77		67.20	(20.69)	5.12	22.56	22.88

Net increase (decrease) from investment operations	18.10		69.72	(18.11)	7.29	24.29	24.35

Distributions(c)
From net investment income	(1.12)		(2.36)	(2.60)	(2.20)	(1.69)	(1.33)

Total distributions	(1.12)		(2.36)	(2.60)	(2.20)	(1.69)	(1.33)

Net asset value, end of period	$199.70		$182.72	$115.36	$136.07	$130.98	$108.38

Total Return(d)
Based on net asset value	9.94	%(e)	61.14%	(13.46)%	5.72%	22.53%	28.74%

Ratios to Average Net Assets
Total expenses	0.39	%(f)	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	1.39	%(f)	1.85%	1.90%	1.68%	1.40%	1.49%

Supplemental Data
Net assets, end of period (000)	$2,695,933		$1,635,325	$865,166	$1,435,523	$1,643,780	$1,430,646

Portfolio turnover rate(g)	2	%(e)	7%	7%	4%	4%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Financials ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$80.18		$53.39	$62.97	$58.86	$51.90	$43.46

Net investment income(b)	0.52		1.09	1.17	1.04	0.91	0.82
Net realized and unrealized gain (loss)(c)	9.10		26.76	(9.55)	4.16	6.95	8.46

Net increase (decrease) from investment operations	9.62		27.85	(8.38)	5.20	7.86	9.28

Distributions(d)
From net investment income	(0.56)		(1.06)	(1.20)	(1.09)	(0.90)	(0.84)

Total distributions	(0.56)		(1.06)	(1.20)	(1.09)	(0.90)	(0.84)

Net asset value, end of period	$89.24		$80.18	$53.39	$62.97	$58.86	$51.90

Total Return(e)
Based on net asset value	12.06	%(f)	52.80%	(13.47)%	9.01%	15.21%	21.52%

Ratios to Average Net Assets
Total expenses	0.39	%(g)	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	1.24	%(g)	1.72%	1.85%	1.75%	1.59%	1.70%

Supplemental Data
Net assets, end of period (000)	$2,445,296		$2,353,202	$1,233,235	$1,693,736	$2,295,315	$1,681,324

Portfolio turnover rate(h)	20	%(f)	9%	6%	8%	6%	6%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Industrials ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$110.26		$68.98	$79.12	$70.80	$64.30	$54.33

Net investment income(b)	0.45		0.90	1.03	0.95	0.89	0.91
Net realized and unrealized gain (loss)(c)	1.01		41.28	(10.11)	8.39	6.53	9.94

Net increase (decrease) from investment operations	1.46		42.18	(9.08)	9.34	7.42	10.85

Distributions(d)
From net investment income	(0.46)		(0.90)	(1.06)	(1.02)	(0.92)	(0.88)

Total distributions	(0.46)		(0.90)	(1.06)	(1.02)	(0.92)	(0.88)

Net asset value, end of period	$111.26		$110.26	$68.98	$79.12	$70.80	$64.30

Total Return(e)
Based on net asset value	1.32	%(f)	61.51%	(11.57)%	13.34%	11.57%	20.13%

Ratios to Average Net Assets
Total expenses	0.39	%(g)	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	0.81	%(g)	0.99%	1.32%	1.29%	1.27%	1.55%

Supplemental Data
Net assets, end of period (000)	$1,646,635		$1,697,961	$682,848	$941,547	$1,033,654	$983,820

Portfolio turnover rate(h)	22	%(f)	5%	4%	5%	7%	10%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.   ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI KLD 400 Social	Diversified
MSCI USA ESG Select	Diversified
U.S. Basic Materials	Non-diversified
U.S. Consumer Discretionary(a)	Diversified
U.S. Consumer Staples(b)	Non-diversified
U.S. Financial Services	Non-diversified
U.S. Financials	Diversified
U.S. Industrials	Diversified

(a)	Formerly the iShares U.S. Consumer Services ETF.
(b)	Formerly the iShares U.S. Consumer Goods ETF.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (unaudited) (continued)

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.   SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

62	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI KLD 400 Social
BNP Paribas SA	$5,820,284	$5,820,284		$—	$—
BofA Securities, Inc.	484,880	484,880		—	—
Citigroup Global Markets, Inc.	772,975	772,975		—	—
Credit Suisse Securities (USA) LLC	59,795	59,795		—	—
Goldman Sachs & Co. LLC	2,980,812	2,980,812		—	—
J.P. Morgan Securities LLC	2,117,623	2,117,623		—	—
Morgan Stanley	3,435,035	3,435,035		—	—
RBC Capital Markets LLC	40,560	40,560		—	—
SG Americas Securities LLC	1,941,765	1,941,765		—	—
Virtu Americas LLC	34,309	34,309		—	—

	$17,688,038	$17,688,038		$—	$—

MSCI USA ESG Select
BofA Securities, Inc.	$4,482,550	$4,355,174		$—	$(127,376	)(b)
Goldman Sachs & Co. LLC	1,645,490	1,645,490		—	—
J.P. Morgan Securities LLC	9,258,201	9,258,201		—	—
SG Americas Securities LLC	9,635,535	9,635,535		—	—

	$25,021,776	$24,894,400		$—	$(127,376)

U.S. Basic Materials
UBS AG	$194,408	$194,408		$—	$—

U.S. Consumer Discretionary
Barclays Bank PLC	$2,619,069	$2,619,069		$—	$—
BNP Paribas SA	4,412,188	4,412,188		—	—
Goldman Sachs & Co. LLC	5,011,099	5,011,099		—	—
J.P. Morgan Securities LLC	329,977	329,977		—	—
Morgan Stanley	7,272,113	7,272,113		—	—
Wells Fargo Securities LLC	62,581	62,581		—	—

	$19,707,027	$19,707,027		$—	$—

U.S. Consumer Staples
Barclays Bank PLC	$359,792	$359,792		$—	$—
BNP Paribas SA	421,952	421,952		—	—
BofA Securities, Inc.	1,388,098	1,388,098		—	—
Deutsche Bank Securities, Inc.	22,435	22,435		—	—
Goldman Sachs & Co. LLC	1,662,487	1,662,487		—	—
SG Americas Securities LLC	932,640	932,640		—	—
Virtu Americas LLC	311,820	311,820		—	—

	$5,099,224	$5,099,224		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (unaudited) (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
U.S. Financial Services
Barclays Bank PLC	$2,354,372	$2,354,372		$—	$—
Barclays Capital, Inc.	117,516	117,516		—	—
BofA Securities, Inc.	2,273,198	2,273,198		—	—
Citigroup Global Markets, Inc.	538,389	538,389		—	—
Goldman Sachs & Co. LLC	6,053,150	6,053,150		—	—
J.P. Morgan Securities LLC	2,442	2,442		—	—
Morgan Stanley	6,698,432	6,698,432		—	—
UBS AG	436,488	436,488		—	—
Wells Fargo Securities LLC	1,577,996	1,577,996		—	—

	$20,051,983	$20,051,983		$—	$—

U.S. Financials
Barclays Bank PLC	$605,542	$605,542		$—	$—
Goldman Sachs & Co. LLC	1,867,901	1,867,901		—	—
Morgan Stanley	3,945,433	3,945,433		—	—
National Financial Services LLC	59,821	59,821		—	—

	$6,478,697	$6,478,697		$—	$—

U.S. Industrials
Barclays Capital, Inc.	$2,611,181	$2,611,181		$—	$—
Citigroup Global Markets, Inc.	774,921	774,921		—	—
National Financial Services LLC	151,023	151,023		—	—
State Street Bank & Trust Co.	943,125	943,125		—	—
UBS Securities LLC	22,195,069	22,195,069		—	—
Virtu Americas LLC	216,024	216,024		—	—
Wells Fargo Bank N.A.	62,613	62,613		—	—
Wells Fargo Securities LLC	200,951	200,951		—	—

	$27,154,907	$27,154,907		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.  DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements (unaudited) (continued)

6.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI KLD 400 Social	0.25%
MSCI USA ESG Select	0.25

For its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Discretionary, iShares U.S. Consumer Staples, iShares U.S. Financial Services, iShares U.S. Financials and iShares U.S. Industrials ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3400
Over $40 billion, up to and including $50 billion	0.3300
Over $50 billion, up to and including $60 billion	0.3100
Over $60 billion	0.2945

Prior to July 14, 2021, for its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Discretionary, iShares U.S. Consumer Staples, iShares U.S. Financial Services, iShares U.S. Financials and iShares U.S. Industrials ETFs, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement,

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Notes to Financial Statements (unaudited) (continued)

will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI KLD 400 Social	$5,627
MSCI USA ESG Select	16,539
U.S. Basic Materials	261
U.S. Consumer Discretionary	14,968
U.S. Consumer Staples	1,589
U.S. Financial Services	2,786
U.S. Financials	2,211
U.S. Industrials	7,838

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI KLD 400 Social	$18,005,841	$8,757,972	$237,987
MSCI USA ESG Select	98,889,844	70,109,326	(2,844,798)
U.S. Basic Materials	180,304,089	39,790,149	(3,047,846)
U.S. Consumer Discretionary	246,306,155	190,647,277	(25,303,122)
U.S. Consumer Staples	192,266,197	178,208,368	(7,110,532)
U.S. Financial Services	8,546,894	3,615,997	(1,071,931)
U.S. Financials	332,361,039	196,988,999	(8,559,967)
U.S. Industrials	316,046,161	142,216,494	(20,500,712)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.  PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI KLD 400 Social	$63,538,704	$65,905,331
MSCI USA ESG Select	329,040,828	329,550,766
U.S. Basic Materials	390,196,779	396,968,664
U.S. Consumer Discretionary	498,500,924	499,521,291
U.S. Consumer Staples	235,261,116	235,542,532
U.S. Financial Services	40,729,683	39,461,780
U.S. Financials	459,064,469	471,855,606
U.S. Industrials	387,365,862	386,292,372

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Notes to Financial Statements (unaudited) (continued)

For the six months ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI KLD 400 Social	$419,209,009	$125,707,117
MSCI USA ESG Select	965,435,799	333,864,270
U.S. Basic Materials	593,357,490	507,335,652
U.S. Consumer Discretionary	452,312,183	728,704,777
U.S. Consumer Staples	241,466,143	248,949,822
U.S. Financial Services	982,983,147	131,377,135
U.S. Financials	971,747,156	1,107,024,227
U.S. Industrials	406,462,287	469,428,245

8.  INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
MSCI KLD 400 Social	$41,012,536
MSCI USA ESG Select	49,677,436
U.S. Basic Materials	128,356,659
U.S. Consumer Discretionary	66,681,070
U.S. Consumer Staples	20,394,671
U.S. Financial Services	51,264,378
U.S. Financials	64,307,667
U.S. Industrials	31,473,020

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI KLD 400 Social	$2,427,989,773	$1,457,537,091	$(33,551,905)	$1,423,985,186
MSCI USA ESG Select	3,188,255,012	960,561,557	(25,033,151)	935,528,406
U.S. Basic Materials	867,732,412	41,373,911	(54,474,797)	(13,100,886)
U.S. Consumer Discretionary	1,182,008,074	266,122,463	(22,657,470)	243,464,993
U.S. Consumer Staples	686,402,356	45,989,274	(35,830,055)	10,159,219
U.S. Financial Services	2,260,995,994	470,802,935	(19,122,968)	451,679,967
U.S. Financials	2,105,270,955	363,613,048	(19,857,767)	343,755,281
U.S. Industrials	1,407,249,751	317,095,874	(49,795,430)	267,300,444

9.  PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

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Notes to Financial Statements (unaudited) (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.  CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

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Notes to Financial Statements (unaudited) (continued)

Transactions in capital shares were as follows:

	Six Months Ended 10/31/21		Year Ended 04/30/21
iShares ETF	Shares	Amount	Shares	Amount

MSCI KLD 400 Social
Shares sold	4,950,000	$420,408,396	9,250,000(a)	$643,488,005
Shares redeemed	(1,500,000)	(126,062,032)	(3,100,000)(a)	(216,959,026)

Net increase	3,450,000	$294,346,364	6,150,000	$426,528,979

MSCI USA ESG Select
Shares sold	9,950,000	$967,556,389	22,250,000(a)	$1,797,422,226
Shares redeemed	(3,450,000)	(335,303,950)	(9,950,000)(a)	(833,399,325)

Net increase	6,500,000	$632,252,439	12,300,000	$964,022,901

U.S. Basic Materials
Shares sold	4,450,000	$594,906,279	8,500,000	$923,891,071
Shares redeemed	(4,000,000)	(515,069,038)	(5,700,000)	(653,053,980)

Net increase	450,000	$79,837,241	2,800,000	$270,837,091

U.S. Consumer Discretionary
Shares sold	5,750,000	$453,121,874	8,150,000(b)	$530,844,571
Shares redeemed	(9,300,000)	(730,249,701)	(3,450,000)(b)	(218,005,009)

Net increase (decrease)	(3,550,000)	$(277,127,827)	4,700,000	$312,839,562

U.S. Consumer Staples
Shares sold	1,300,000	$241,992,673	1,800,000	$275,702,671
Shares redeemed	(1,350,000)	(249,737,584)	(1,950,000)	(313,508,060)

Net decrease	(50,000)	$(7,744,911)	(150,000)	$(37,805,389)

U.S. Financial Services
Shares sold	5,250,000	$988,542,815	11,200,000	$1,462,505,864
Shares redeemed	(700,000)	(132,054,922)	(9,750,000)	(1,250,380,085)

Net increase	4,550,000	$856,487,893	1,450,000	$212,125,779

U.S. Financials
Shares sold	11,750,000	$977,067,157	25,700,000(a)	$1,648,032,759
Shares redeemed	(13,700,000)	(1,124,149,331)	(19,450,000)(a)	(1,135,743,681)

Net increase (decrease)	(1,950,000)	$(147,082,174)	6,250,000	$512,289,078

U.S. Industrials
Shares sold	3,650,000	$407,635,381	6,050,000(a)	$572,947,274
Shares redeemed	(4,250,000)	(472,226,168)	(550,000)(a)	(47,224,271)

Net increase (decrease)	(600,000)	$(64,590,787)	5,500,000	$525,723,003

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Share transactions reflect a four-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.  LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares U.S. Consumer Services ETF and iShares MSCI KLD 400 Social ETF received proceeds of $336,974 and $23,018, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject

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Notes to Financial Statements (unaudited) (continued)

to an appeal which remains pending. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Board Review and Approval of Investment Advisory Contract

iShares MSCI KLD 400 Social ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI USA ESG Select ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares U.S. Basic Materials ETF, iShares U.S. Consumer Discretionary ETF, iShares U.S. Consumer Staples ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board

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Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares U.S. Industrials ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

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Board Review and Approval of Investment Advisory Contract  (continued)

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	77

Board Review and Approval of Investment Advisory Contract  (continued)

the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI KLD 400 Social(a)	$0.422763	$—	$0.004525	$0.427288	99%	—%	1%		100%
MSCI USA ESG Select(a)	0.500476	—	0.005511	0.505987	99	—	1		100
U.S. Consumer Discretionary(a)	0.196486	—	0.000004	0.196490	100	—	0	(b)	100
U.S. Financials(a)	0.481564	—	0.080267	0.561831	86	—	14		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

S U P P L E M E N T A L I N F O R M A T I O N	79

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	81

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, MSCI Inc., or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-SAR-402-1021

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

iShares Trust

•	iShares Core Dividend Growth ETF | DGRO | NYSE Arca

•	iShares Core High Dividend ETF | HDV | NYSE Arca

•	iShares International Select Dividend ETF | IDV | Cboe BZX

•	iShares Select Dividend ETF | DVY | NASDAQ

•	iShares U.S. Dividend and Buyback ETF | DIVB | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500 Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000 Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of October 31, 2021	iShares® Core Dividend Growth ETF

Investment Objective

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	7.59%	39.48%	17.04%	13.35%	39.48%	119.60%	152.56%
Fund Market	7.52	39.36	17.03	13.35	39.36	119.56	152.59
Index	7.60	39.58	17.12	13.42	39.58	120.41	153.61

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,075.90	$ 0.42		$ 1,000.00	$ 1,024.80	$ 0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	20.1%
Information Technology	19.5
Health Care	16.6
Industrials	12.2
Consumer Staples	9.3
Consumer Discretionary	7.7
Utilities	7.1
Communication Services	4.2
Materials	3.2
Energy	0.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Microsoft Corp.	3.3%
JPMorgan Chase & Co.	2.9
Apple Inc.	2.8
Verizon Communications Inc.	2.6
Johnson & Johnson	2.6
Procter & Gamble Co. (The)	2.6
Pfizer Inc.	2.5
Home Depot Inc. (The)	2.4
Merck & Co. Inc.	2.4
Bank of America Corp.	1.9

4	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Core High Dividend ETF

Investment Objective

The iShares Core High Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.59%	31.03%	8.29%	10.31%	31.03%	48.94%	166.68%
Fund Market	4.61	31.01	8.29	10.30	31.01	48.95	166.64
Index	4.61	31.15	8.38	10.50	31.15	49.51	171.38

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,045.90	$ 0.41		$ 1,000.00	$ 1,024.80	$ 0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Health Care	20.6%
Energy	19.0
Consumer Staples	16.4
Communication Services	12.7
Information Technology	9.3
Utilities	8.0
Financials	5.9
Industrials	4.8
Consumer Discretionary	2.9
Materials	0.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Exxon Mobil Corp.	9.4%
AT&T Inc.	7.2
Chevron Corp.	6.6
Johnson & Johnson	5.6
Verizon Communications Inc.	5.3
AbbVie Inc.	5.1
Procter & Gamble Co. (The)	4.5
Merck & Co. Inc.	4.1
Philip Morris International Inc.	3.6
Coca-Cola Co. (The)	3.5

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021	iShares® International Select Dividend ETF

Investment Objective

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(0.68)%	35.98%	7.13%	5.16%	35.98%	41.14%	65.44%
Fund Market	(0.46)	36.00	7.16	5.27	36.00	41.34	67.17
Index	(0.78)	35.11	7.16	5.25	35.11	41.34	66.86

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 993.20	$ 2.66		$ 1,000.00	$ 1,022.50	$ 2.70		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	31.8%
Utilities	21.2
Materials	10.4
Energy	7.7
Communication Services	7.6
Industrials	6.1
Real Estate	5.3
Consumer Staples	5.0
Consumer Discretionary	2.3
Health Care	2.2
Information Technology	0.4

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United Kingdom	14.6%
Australia	11.5
Canada	11.0
Hong Kong	10.1
Spain	9.3
Italy	7.6
South Korea	7.5
France	5.4
Switzerland	4.5
Japan	4.5

6	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Select Dividend ETF

Investment Objective

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.40%	47.29%	10.89%	12.34%	47.29%	67.68%	220.13%
Fund Market	1.50	47.15	10.89	12.34	47.15	67.68	220.04
Index	1.55	47.99	11.33	12.76	47.99	71.05	232.46

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,014.00	$1 1.93		$ 1,000.00	$ 11,023.30	$ 1.94		0.38%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Utilities	26.3%
Financials	23.7
Energy	9.3
Consumer Staples	8.2
Materials	6.8
Communication Services	6.8
Information Technology	5.5
Consumer Discretionary	5.1
Health Care	4.3
Industrials	4.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

ONEOK Inc.	2.8%
Altria Group Inc.	2.1
Exxon Mobil Corp.	2.0
PPL Corp.	1.9
Prudential Financial Inc.	1.8
AT&T Inc.	1.8
Philip Morris International Inc.	1.8
Pfizer Inc.	1.7
International Business Machines Corp.	1.6
Edison International	1.6

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021	iShares® U.S. Dividend and Buyback ETF

Investment Objective

The iShares U.S. Dividend and Buyback ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. stocks with a history of dividend payments and/or share buybacks, as represented by the Morningstar US Dividend and Buyback IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6 Months	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	8.60%	51.28%	16.00%	51.28%	80.65%
Fund Market	8.62	51.80	16.01	51.80	80.68
Index	8.74	51.73	16.33	51.73	82.58

The inception date of the Fund was 11/7/17. The first day of secondary market trading was 11/9/17.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,086.00	$ 1.31		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	23.2%
Financials	21.7
Health Care	12.6
Communication Services	8.9
Consumer Staples	7.7
Industrials	7.5
Consumer Discretionary	7.1
Energy	5.6
Materials	2.5
Utilities	1.8
Real Estate	1.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Microsoft Corp.	4.7%
Apple Inc.	4.6
JPMorgan Chase & Co.	3.0
Bank of America Corp.	2.3
Exxon Mobil Corp.	1.9
Procter & Gamble Co. (The)	1.8
Berkshire Hathaway Inc., Class B	1.8
AT&T Inc.	1.8
Alphabet Inc., Class A	1.7
Intel Corp.	1.7

8	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments (unaudited) October 31, 2021	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.7%
BWX Technologies Inc.	90,110	$5,112,841
General Dynamics Corp.	342,368	69,415,112
HEICO Corp.	4,619	643,843
HEICO Corp., Class A	6,984	877,749
Huntington Ingalls Industries Inc.	59,136	11,988,641
L3Harris Technologies Inc.	231,991	53,483,205
Lockheed Martin Corp.	464,432	154,340,042
Northrop Grumman Corp.	167,033	59,667,528
Raytheon Technologies Corp.	2,393,381	212,675,836

		568,204,797

Air Freight & Logistics — 1.1%
CH Robinson Worldwide Inc.	195,851	18,995,588
Expeditors International of Washington Inc.	101,822	12,550,580
United Parcel Service Inc., Class B	973,315	207,773,553

		239,319,721

Auto Components — 0.1%
Gentex Corp.	240,787	8,521,452
LCI Industries	44,882	6,267,322

		14,788,774

Automobiles — 0.0%
Thor Industries Inc.	52,928	5,396,539

Banks — 9.7%
Atlantic Union Bankshares Corp.	162,473	5,827,907
Bank of America Corp.	8,543,872	408,226,204
Bank of Hawaii Corp.	90,550	7,651,475
Bank OZK	215,725	9,636,436
BOK Financial Corp.	48,890	4,946,201
Cadence Bank	102,960	2,987,899
Cathay General Bancorp	150,442	6,347,148
Citigroup Inc.	3,863,449	267,196,133
Commerce Bancshares Inc.	103,178	7,275,081
Community Bank System Inc.	53,253	3,816,643
Cullen/Frost Bankers Inc.	97,172	12,583,774
CVB Financial Corp.	298,724	5,980,454
First Financial Bankshares Inc.	122,505	6,213,454
First Republic Bank/CA	50,385	10,899,787
Fulton Financial Corp.	379,614	6,111,785
Glacier Bancorp. Inc.	153,064	8,462,909
Hilltop Holdings Inc.	63,662	2,256,181
Home BancShares Inc./AR	253,968	6,034,280
Independent Bank Corp.	34,417	2,908,237
Independent Bank Group Inc.	47,907	3,463,197
JPMorgan Chase & Co.	3,640,452	618,476,390
PNC Financial Services Group Inc. (The)	711,509	150,149,744
Popular Inc.	126,585	10,309,082
Prosperity Bancshares Inc.	171,623	12,924,928
Regions Financial Corp.	1,967,125	46,581,520
ServisFirst Bancshares Inc.	35,138	2,821,933
Simmons First National Corp., Class A	180,133	5,384,175
South State Corp.	132,902	10,378,317
Synovus Financial Corp.	307,974	14,348,509
Truist Financial Corp.	2,978,412	189,039,810
U.S. Bancorp	2,642,027	159,499,170
UMB Financial Corp.	41,016	4,053,201
United Community Banks Inc./GA	94,831	3,303,912
Webster Financial Corp.	191,123	10,695,243
Wintrust Financial Corp.	61,608	5,452,308

Security	Shares	Value

Banks (continued)
Zions Bancorp. NA	283,495	$17,857,350

		2,050,100,777

Beverages — 2.1%
Brown-Forman Corp., Class A	37,998	2,433,012
Brown-Forman Corp., Class B, NVS	117,100	7,949,919
Constellation Brands Inc., Class A	152,323	33,025,150
PepsiCo Inc.	2,432,634	393,113,654

		436,521,735

Biotechnology — 1.2%
Amgen Inc.	1,175,188	243,228,660

Building Products — 0.5%
A O Smith Corp.	124,810	9,119,867
AAON Inc.	15,787	1,131,139
Advanced Drainage Systems Inc.	11,582	1,306,450
Allegion PLC	57,528	7,380,842
Carlisle Companies Inc.	35,461	7,904,966
Fortune Brands Home & Security Inc.	96,717	9,807,104
Lennox International Inc.	24,765	7,411,669
Masco Corp.	263,743	17,288,354
Owens Corning	74,477	6,956,897
Simpson Manufacturing Co. Inc.	25,414	2,696,171
Trane Technologies PLC	186,668	33,773,841
UFP Industries Inc.	33,791	2,765,117

		107,542,417

Capital Markets — 6.0%
Ameriprise Financial Inc.	125,238	37,838,157
Bank of New York Mellon Corp. (The)	1,329,786	78,723,331
BlackRock Inc.(a)	162,683	153,484,903
Charles Schwab Corp. (The)	968,927	79,481,082
CME Group Inc.	428,282	94,457,595
Cohen & Steers Inc.	33,111	3,141,903
Evercore Inc., Class A	53,099	8,062,552
FactSet Research Systems Inc.	20,768	9,218,708
Goldman Sachs Group Inc. (The)	431,379	178,310,510
Houlihan Lokey Inc.	63,607	7,129,073
Intercontinental Exchange Inc.	398,839	55,223,248
MarketAxess Holdings Inc.	14,283	5,837,034
Moody’s Corp.	67,222	27,167,771
Morgan Stanley	2,582,291	265,407,869
MSCI Inc.	33,450	22,240,236
Nasdaq Inc.	80,423	16,878,375
Northern Trust Corp.	327,081	40,244,046
Raymond James Financial Inc.	134,200	13,230,778
S&P Global Inc.	105,890	50,208,802
SEI Investments Co.	97,075	6,119,608
State Street Corp.	532,704	52,497,979
T Rowe Price Group Inc.	290,088	62,914,285

		1,267,817,845

Chemicals — 2.4%
Air Products & Chemicals Inc.	318,314	95,433,720
Albemarle Corp.	48,942	12,258,503
Ashland Global Holdings Inc.	46,074	4,423,565
Avient Corp.	105,366	5,677,120
Balchem Corp.	8,001	1,224,873
Cabot Corp.	99,196	5,292,107
Celanese Corp.	130,402	21,061,227
Eastman Chemical Co.	221,765	23,070,213
Ecolab Inc.	132,908	29,534,816

10	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
HB Fuller Co.	34,895	$2,460,446
Innospec Inc.	20,622	1,868,559
International Flavors & Fragrances Inc.	325,022	47,924,494
Linde PLC	454,255	144,998,196
NewMarket Corp.	9,998	3,399,420
PPG Industries Inc.	238,231	38,252,752
Quaker Chemical Corp.	5,177	1,272,714
RPM International Inc.	157,153	13,703,742
Scotts Miracle-Gro Co. (The)	44,609	6,622,652
Sensient Technologies Corp.	46,802	4,474,271
Sherwin-Williams Co. (The)	114,119	36,131,217
Stepan Co.	15,352	1,842,547
Valvoline Inc.	186,921	6,347,837
Westlake Chemical Corp.	31,228	3,039,733

		510,314,724

Commercial Services & Supplies — 0.6%
ABM Industries Inc.	68,620	3,019,966
Brady Corp., Class A, NVS	53,929	2,809,162
Cintas Corp.	54,162	23,457,562
Healthcare Services Group Inc.	150,139	2,881,167
MSA Safety Inc.	25,028	3,830,035
Republic Services Inc.	184,790	24,872,734
Tetra Tech Inc.	18,292	3,213,173
Waste Management Inc.	370,843	59,420,174

		123,503,973

Communications Equipment — 2.0%
Cisco Systems Inc.	6,820,682	381,753,572
Motorola Solutions Inc.	125,772	31,265,661

		413,019,233

Construction Materials — 0.1%
Martin Marietta Materials Inc.	26,582	10,442,473
Vulcan Materials Co.	72,032	13,694,724

		24,137,197

Consumer Finance — 0.8%
Ally Financial Inc.	478,395	22,838,577
American Express Co.	452,083	78,562,984
Discover Financial Services	330,874	37,494,642
FirstCash Inc.	35,276	3,120,868
Synchrony Financial	670,234	31,132,369

		173,149,440

Containers & Packaging — 0.4%
AptarGroup Inc.	49,084	5,928,366
Avery Dennison Corp.	64,565	14,057,092
International Paper Co.	882,450	43,831,291
Silgan Holdings Inc.	68,730	2,762,946
Sonoco Products Co.	180,281	10,447,284

		77,026,979

Distributors — 0.2%
Genuine Parts Co.	252,780	33,141,986
Pool Corp.	16,604	8,553,716

		41,695,702

Diversified Consumer Services — 0.0%
Service Corp. International	143,138	9,803,522

Diversified Telecommunication Services — 2.6%
Verizon Communications Inc.	10,437,474	553,081,747

Electric Utilities — 4.3%
ALLETE Inc.	124,912	7,687,084

Security	Shares	Value

Electric Utilities (continued)
Alliant Energy Corp.	424,090	$23,990,771
American Electric Power Co. Inc.	1,047,097	88,699,587
Duke Energy Corp.	1,846,438	188,355,140
Edison International	1,093,027	68,784,189
Entergy Corp.	425,225	43,806,680
Evergy Inc.	461,401	29,414,314
Eversource Energy	576,846	48,974,225
Exelon Corp.	1,905,103	101,332,429
IDACORP Inc.	85,173	8,885,247
MGE Energy Inc.	43,804	3,324,286
NextEra Energy Inc.	2,242,450	191,348,259
Pinnacle West Capital Corp.	315,426	20,341,823
PNM Resources Inc.	145,139	7,220,665
Portland General Electric Co.	192,536	9,493,950
Xcel Energy Inc.	909,979	58,775,544

		900,434,193

Electrical Equipment — 1.0%
Eaton Corp. PLC	476,181	78,455,582
Emerson Electric Co.	754,577	73,201,515
Hubbell Inc.	69,260	13,808,366
nVent Electric PLC	230,394	8,167,467
Regal Rexnord Corp.	23,233	3,539,083
Rockwell Automation Inc.	100,272	32,026,877

		209,198,890

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	295,069	22,652,447
Badger Meter Inc.	15,159	1,550,008
CDW Corp./DE	72,005	13,439,733
Cognex Corp.	30,995	2,714,852
Corning Inc.	1,221,822	43,460,208
Littelfuse Inc.	12,434	3,662,435
TE Connectivity Ltd.	287,495	41,974,270
Vishay Intertechnology Inc.	155,599	2,990,613

		132,444,566

Entertainment — 0.1%
Activision Blizzard Inc.	292,584	22,877,143

Food & Staples Retailing — 1.6%
Casey’s General Stores Inc.	17,245	3,303,107
Costco Wholesale Corp.	192,511	94,626,857
Kroger Co. (The)	878,712	35,166,054
Walmart Inc.	1,314,546	196,419,464

		329,515,482

Food Products — 1.7%
Archer-Daniels-Midland Co.	884,415	56,814,820
Flowers Foods Inc.	444,955	11,012,636
Hershey Co. (The)	192,115	33,687,365
Hormel Foods Corp.	417,133	17,653,068
Ingredion Inc.	126,048	12,003,551
JM Smucker Co. (The)	229,074	28,144,032
Kellogg Co.	593,196	36,362,915
Lancaster Colony Corp.	21,531	3,660,270
McCormick & Co. Inc./MD, NVS	246,552	19,780,867
Mondelez International Inc., Class A	1,866,235	113,355,114
Tyson Foods Inc., Class A	443,021	35,428,389

		367,903,027

Gas Utilities — 0.4%
Atmos Energy Corp.	215,187	19,823,026
National Fuel Gas Co.	203,555	11,690,164

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities (continued)
New Jersey Resources Corp.	219,567	$8,301,828
ONE Gas Inc.	110,777	7,455,292
Southwest Gas Holdings Inc.	123,739	8,568,926
Spire Inc.	131,872	8,276,287
UGI Corp.	398,485	17,298,234

		81,413,757

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	1,590,248	204,967,065
Baxter International Inc.	437,798	34,568,530
Becton Dickinson and Co.	235,199	56,351,328
Danaher Corp.	103,841	32,374,509
DENTSPLY SIRONA Inc.	99,145	5,672,085
Hill-Rom Holdings Inc.	27,040	4,188,496
Medtronic PLC	1,609,580	192,924,259
ResMed Inc.	52,898	13,907,413
STERIS PLC	46,077	10,770,038
Stryker Corp.	188,844	50,245,723

		605,969,446

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	134,692	16,435,118
Anthem Inc.	191,043	83,128,541
Cardinal Health Inc.	685,440	32,770,886
Chemed Corp.	3,314	1,598,176
Encompass Health Corp.	88,856	5,647,687
Ensign Group Inc. (The)	9,932	774,795
Humana Inc.	55,942	25,910,097
McKesson Corp.	92,832	19,297,916
Quest Diagnostics Inc.	131,915	19,362,484
UnitedHealth Group Inc.	845,565	389,357,316

		594,283,016

Hotels, Restaurants & Leisure — 2.0%
Domino’s Pizza Inc.	18,001	8,801,949
McDonald’s Corp.	1,035,436	254,251,310
Starbucks Corp.	1,153,028	122,301,680
Yum! Brands Inc.	292,771	36,578,808

		421,933,747

Household Durables — 0.2%
DR Horton Inc.	184,680	16,486,384
Leggett & Platt Inc.	311,027	14,571,615
Whirlpool Corp.	104,369	22,004,116

		53,062,115

Household Products — 3.7%
Church & Dwight Co. Inc.	188,345	16,453,819
Clorox Co. (The)	217,450	35,446,524
Colgate-Palmolive Co.	1,256,421	95,726,716
Energizer Holdings Inc.	113,433	4,136,902
Kimberly-Clark Corp.	698,002	90,384,279
Procter & Gamble Co. (The)	3,780,110	540,517,929
WD-40 Co.	11,038	2,505,626

		785,171,795

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	1,068,326	26,847,032

Industrial Conglomerates — 1.8%
3M Co.	1,172,042	209,420,465
Honeywell International Inc.	738,870	161,531,759
Roper Technologies Inc.	31,571	15,402,544

		386,354,768

Security	Shares	Value

Insurance — 3.5%
Aflac Inc.	972,169	$52,176,310
Allstate Corp. (The)	469,266	58,034,126
American Equity Investment Life Holding Co.	54,277	1,729,808
American Financial Group Inc./OH	64,940	8,834,438
Aon PLC, Class A	102,764	32,876,259
Arthur J Gallagher & Co.	175,112	29,361,029
Assurant Inc.	61,132	9,861,203
Assured Guaranty Ltd.	89,864	4,994,641
Axis Capital Holdings Ltd.	178,735	9,306,731
Brown & Brown Inc.	95,060	5,999,237
Chubb Ltd.	506,264	98,913,860
Cincinnati Financial Corp.	201,956	24,525,537
CNO Financial Group Inc.	188,239	4,544,089
Erie Indemnity Co., Class A, NVS	37,814	7,782,499
Everest Re Group Ltd.	60,699	15,872,789
Fidelity National Financial Inc.	564,493	27,044,860
First American Financial Corp.	190,616	13,941,654
Globe Life Inc.	51,880	4,618,358
Hanover Insurance Group Inc. (The)	46,483	5,856,858
Hartford Financial Services Group Inc. (The)	468,965	34,201,617
Kinsale Capital Group Inc.	3,518	658,394
Lincoln National Corp.	293,611	21,184,034
Marsh & McLennan Companies Inc.	439,531	73,313,771
MetLife Inc.	1,503,456	94,417,037
Primerica Inc.	32,322	5,437,853
Reinsurance Group of America Inc.	109,505	12,930,350
RenaissanceRe Holdings Ltd.	29,913	4,241,663
RLI Corp.	25,247	2,734,503
Selective Insurance Group Inc.	47,008	3,684,017
Travelers Companies Inc. (The)	358,430	57,664,218
W R Berkley Corp.	63,155	5,027,138

		731,768,881

IT Services — 2.8%
Accenture PLC, Class A	421,902	151,374,219
Automatic Data Processing Inc.	495,190	111,165,203
Broadridge Financial Solutions Inc.	100,013	17,843,319
Fidelity National Information Services Inc.	476,526	52,770,489
Jack Henry & Associates Inc.	50,722	8,444,199
Mastercard Inc., Class A	281,473	94,439,821
TTEC Holdings Inc.	8,972	846,867
Visa Inc., Class A	606,589	128,457,352
Western Union Co. (The)	1,152,548	20,999,425

		586,340,894

Leisure Products — 0.2%
Brunswick Corp./DE	71,685	6,673,156
Hasbro Inc.	228,168	21,849,368
Polaris Inc.	80,924	9,302,214

		37,824,738

Life Sciences Tools & Services — 0.1%
Agilent Technologies Inc.	84,759	13,348,695
West Pharmaceutical Services Inc.	6,744	2,899,111

		16,247,806

Machinery — 2.4%
AGCO Corp.	24,290	2,968,481
Barnes Group Inc.	42,150	1,767,771
Caterpillar Inc.	754,828	153,992,460
Cummins Inc.	232,372	55,732,100
Donaldson Co. Inc.	117,585	7,056,276
Dover Corp.	105,882	17,902,529

12	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Franklin Electric Co. Inc.	19,593	$1,692,443
Graco Inc.	104,654	7,867,888
Hillenbrand Inc.	97,469	4,430,941
IDEX Corp.	47,729	10,623,044
Illinois Tool Works Inc.	379,364	86,445,675
ITT Inc.	51,688	4,862,290
Lincoln Electric Holdings Inc.	57,575	8,198,680
Nordson Corp.	28,968	7,363,955
Oshkosh Corp.	52,788	5,648,316
Otis Worldwide Corp.	274,824	22,071,115
PACCAR Inc.	368,892	33,060,101
Pentair PLC	110,816	8,197,059
Snap-on Inc.	76,657	15,579,002
Stanley Black & Decker Inc.	154,457	27,760,557
Timken Co. (The)	73,813	5,237,032
Toro Co. (The)	66,949	6,391,621
Watts Water Technologies Inc., Class A	10,092	1,917,682
Xylem Inc./NY	95,998	12,536,379

		509,303,397

Marine — 0.0%
Matson Inc.	39,097	3,255,998

Media — 1.5%
Cable One Inc.	1,949	3,335,148
Comcast Corp., Class A	4,892,173	251,604,458
John Wiley & Sons Inc., Class A	67,430	3,652,683
Nexstar Media Group Inc., Class A	52,840	7,922,301
Omnicom Group Inc.	532,725	36,267,918
Sirius XM Holdings Inc.	701,543	4,272,397

		307,054,905

Metals & Mining — 0.3%
Nucor Corp.	277,829	31,019,608
Reliance Steel & Aluminum Co.	76,141	11,128,769
Royal Gold Inc.	45,662	4,521,451
Steel Dynamics Inc.	203,832	13,469,219
Worthington Industries Inc.	46,717	2,537,667

		62,676,714

Multi-Utilities — 2.0%
Ameren Corp.	409,003	34,474,863
Black Hills Corp.	130,310	8,649,978
CMS Energy Corp.	500,768	30,221,349
Consolidated Edison Inc.	887,458	66,914,333
DTE Energy Co.	443,749	50,298,949
MDU Resources Group Inc.	348,122	10,697,789
NiSource Inc.	880,564	21,723,514
NorthWestern Corp.	123,227	7,006,687
Public Service Enterprise Group Inc.	1,032,625	65,881,475
Sempra Energy	664,095	84,758,445
WEC Energy Group Inc.	567,719	51,128,773

		431,756,155

Multiline Retail — 0.7%
Dollar General Corp.	113,918	25,235,115
Target Corp.	464,383	120,563,115

		145,798,230

Oil, Gas & Consumable Fuels — 0.1%
DTE Midstream LLC(b)	325,433	15,607,767

Paper & Forest Products — 0.0%
Sylvamo Corp.(b)	79,899	2,249,956

Security	Shares	Value

Personal Products — 0.2%
Estee Lasuder Companies Inc. (The), Class A	93,921	$30,461,398
Nu Skin Enterprises Inc., Class A	98,745	3,964,612

		34,426,010

Pharmaceuticals — 9.6%
Bristol-Myers Squibb Co.	4,328,000	252,755,200
Eli Lilly & Co.	681,491	173,616,647
Johnson & Johnson	3,368,649	548,685,549
Merck & Co. Inc.	5,605,917	493,600,992
Perrigo Co. PLC	182,714	8,249,537
Pfizer Inc.	12,048,360	526,995,266
Zoetis Inc.	145,874	31,537,959

		2,035,441,150

Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	155,796	13,532,440
Exponent Inc.	22,933	2,632,708
Insperity Inc.	37,249	4,656,125
ManpowerGroup Inc.	73,764	7,129,291
Robert Half International Inc.	107,651	12,172,099

		40,122,663

Road & Rail — 1.4%
CSX Corp.	1,708,017	61,778,975
JB Hunt Transport Services Inc.	36,392	7,176,139
Landstar System Inc.	15,437	2,713,979
Ryder System Inc.	103,291	8,774,570
Union Pacific Corp.	847,633	204,618,606
Werner Enterprises Inc.	37,179	1,684,952

		286,747,221

Semiconductors & Semiconductor Equipment — 6.8%
Analog Devices Inc.	582,075	100,984,192
Broadcom Inc.	763,174	405,756,721
CMC Materials Inc.	26,359	3,383,705
Intel Corp.	6,723,571	329,454,979
KLA Corp.	122,402	45,626,570
Lam Research Corp.	81,381	45,863,890
Microchip Technology Inc.	399,055	29,565,985
Power Integrations Inc.	19,807	2,044,280
QUALCOMM Inc.	1,381,474	183,791,301
Skyworks Solutions Inc.	133,862	22,372,356
Texas Instruments Inc.	1,280,699	240,105,448
Xilinx Inc.	156,794	28,222,920

		1,437,172,347

Software — 4.3%
Dolby Laboratories Inc., Class A	38,775	3,425,771
Intuit Inc.	73,060	45,734,830
Microsoft Corp.	2,074,950	688,094,919
Oracle Corp.	1,667,781	160,006,909

		897,262,429

Specialty Retail — 3.6%
Best Buy Co. Inc.	359,871	43,990,631
Dick’s Sporting Goods Inc.	47,465	5,895,628
Group 1 Automotive Inc.	9,277	1,668,005
Home Depot Inc. (The)	1,358,110	504,863,811
Lithia Motors Inc.	8,303	2,650,484
Lowe’s Companies Inc.	711,247	166,303,773
Penske Automotive Group Inc.	42,692	4,527,487
Tractor Supply Co.	77,358	16,799,837
Williams-Sonoma Inc.	66,006	12,259,294

		758,958,950

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 3.1%
Apple Inc.	3,864,031	$578,831,844
Hewlett Packard Enterprise Co.	2,772,145	40,611,924
NetApp Inc.	320,013	28,577,161

		648,020,929

Textiles, Apparel & Luxury Goods — 0.6%
Nike Inc., Class B	560,099	93,698,961
VF Corp.	566,285	41,270,851

		134,969,812

Thrifts & Mortgage Finance — 0.0%
Washington Federal Inc.	129,670	4,585,131

Trading Companies & Distributors — 0.4%
Air Lease Corp.	113,199	4,533,620
Applied Industrial Technologies Inc.	38,462	3,749,276
Fastenal Co.	764,184	43,619,623
GATX Corp.	51,428	4,877,946
MSC Industrial Direct Co. Inc., Class A	110,932	9,326,053
WW Grainger Inc.	43,612	20,197,153

		86,303,671

Water Utilities — 0.2%
American States Water Co.	35,967	3,267,242
American Water Works Co. Inc.	149,125	25,974,592
California Water Service Group	45,717	2,783,251
Essential Utilities Inc.	303,844	14,301,937

Security	Shares	Value

Water Utilities (continued)
SJW Group	33,967	$2,239,105

		48,566,127

Wireless Telecommunication Services — 0.0%
Shenandoah Telecommunications Co.	36,633	1,012,536

Total Common Stocks — 99.7% (Cost: $16,232,507,002)		21,039,537,176

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(c)	59,510,000	59,510,000

Total Short-Term Investments — 0.3% (Cost: $59,510,000)		59,510,000

Total Investments in Securities — 100.0% (Cost: $16,292,017,002)		21,099,047,176

Other Assets, Less Liabilities — (0.0)%		(9,417,661)

Net Assets — 100.0%		$21,089,629,515

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$56,230,000	$3,280,000	(a)	$—	$—	$—	$59,510,000	59,510,000	$1,185	$—
BlackRock Inc.	130,088,454	19,547,468		(15,744,335)	3,254,632	16,338,684	153,484,903	162,683	1,364,246	—

					$3,254,632	$16,338,684	$212,994,903		$1,365,431	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	209	12/17/21	$48,039	$1,765,808

14	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Core Dividend Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,765,808

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$7,132,495

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(36,403)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$47,923,710

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$21,039,537,176	$—	$—	$21,039,537,176
Money Market Funds	59,510,000	—	—	59,510,000

	$21,099,047,176	$—	$—	$21,099,047,176

Derivative financial instruments(a)
Assets
Futures Contracts	$1,765,808	$—	$—	$1,765,808

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) October 31, 2021	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
General Dynamics Corp.	209,997	$42,576,892
Lockheed Martin Corp.	285,111	94,748,087

		137,324,979

Banks — 2.9%
Truist Financial Corp.	1,828,181	116,034,648
U.S. Bancorp	1,621,201	97,871,905

		213,906,553

Beverages — 6.7%
Coca-Cola Co. (The)	4,551,957	256,593,816
PepsiCo Inc.	1,493,375	241,329,400

		497,923,216

Biotechnology — 8.8%
AbbVie Inc.	3,278,459	375,940,893
Amgen Inc.	721,439	149,316,230
Gilead Sciences Inc.	1,952,101	126,652,313

		651,909,436

Capital Markets — 2.4%
Artisan Partners Asset Management Inc., Class A	188,510	9,338,785
Blackstone Inc., NVS	588,211	81,420,167
Carlyle Group Inc. (The)	94,221	5,290,509
Cohen & Steers Inc.	19,193	1,821,224
Franklin Resources Inc.	384,417	12,105,291
Invesco Ltd.	413,295	10,501,826
Janus Henderson Group PLC	242,300	11,266,950
Moelis & Co., Class A	94,200	6,852,108
T Rowe Price Group Inc.	177,830	38,567,771

		177,164,631

Communications Equipment — 3.2%
Cisco Systems Inc.	4,187,165	234,355,625

Containers & Packaging — 0.4%
Amcor PLC	2,317,947	27,977,620

Distributors — 0.3%
Genuine Parts Co.	154,644	20,275,375

Diversified Telecommunication Services — 12.6%
AT&T Inc.	21,197,531	535,449,633
Cogent Communications Holdings Inc.	72,236	5,532,555
Verizon Communications Inc.	7,455,256	395,054,016

		936,036,204

Electric Utilities — 5.6%
Alliant Energy Corp.	259,759	14,694,567
American Electric Power Co. Inc.	642,637	54,437,780
Avangrid Inc.	89,966	4,741,208
Duke Energy Corp.	1,133,513	115,629,661
Evergy Inc.	282,535	18,011,606
Exelon Corp.	1,169,528	62,207,194
PNM Resources Inc.	89,311	4,443,222
Portland General Electric Co.	116,205	5,730,069
Southern Co. (The)	1,635,691	101,936,263
Xcel Energy Inc.	559,806	36,157,870

		417,989,440

Electronic Equipment, Instruments & Components — 0.1%
National Instruments Corp.	133,704	5,678,409

Gas Utilities — 0.1%
National Fuel Gas Co.	125,109	7,185,010

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.1%
McDonald’s Corp.	635,647	$156,083,121

Household Products — 6.0%
Colgate-Palmolive Co.	771,245	58,761,157
Kimberly-Clark Corp.	428,409	55,474,682
Procter & Gamble Co. (The)	2,320,580	331,819,734
Reynolds Consumer Products Inc.	71,280	1,923,134

		447,978,707

Industrial Conglomerates — 1.7%
3M Co.	719,508	128,561,690

Insurance — 0.6%
Erie Indemnity Co., Class A, NVS	23,255	4,786,112
Mercury General Corp.	45,658	2,487,904
Travelers Companies Inc. (The)	219,698	35,345,014

		42,619,030

IT Services — 0.7%
Paychex Inc.	297,575	36,685,046
Western Union Co. (The)	706,328	12,869,296

		49,554,342

Leisure Products — 0.2%
Hasbro Inc.	139,696	13,377,289

Machinery — 0.6%
Cummins Inc.	142,953	34,285,847
Snap-on Inc.	46,708	9,492,467

		43,778,314

Multi-Utilities — 2.1%
CMS Energy Corp.	306,259	18,482,731
NiSource Inc.	542,024	13,371,732
Public Service Enterprise Group Inc.	633,251	40,401,414
Sempra Energy	407,558	52,016,628
WEC Energy Group Inc.	349,256	31,453,995

		155,726,500

Oil, Gas & Consumable Fuels — 19.0%
Chevron Corp.	4,233,926	484,742,188
Coterra Energy Inc.	374,314	7,980,374
EOG Resources Inc.	564,672	52,209,573
Exxon Mobil Corp.	10,737,914	692,273,316
ONEOK Inc.	1,253,686	79,759,503
Williams Companies Inc. (The)	3,170,974	89,072,660

		1,406,037,614

Personal Products — 0.0%
Medifast Inc.	11,100	2,178,597

Pharmaceuticals — 11.8%
Bristol-Myers Squibb Co.	2,656,927	155,164,537
Johnson & Johnson	2,558,816	416,779,950
Merck & Co. Inc.	3,441,430	303,017,911

		874,962,398

Semiconductors & Semiconductor Equipment — 5.3%
Broadcom Inc.	468,506	249,090,585
Texas Instruments Inc.	786,211	147,398,838

		396,489,423

Textiles, Apparel & Luxury Goods — 0.3%
VF Corp.	348,973	25,433,152

Thrifts & Mortgage Finance — 0.1%
Radian Group Inc.	187,377	4,472,689

16	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
TFS Financial Corp.	109,618	$2,133,166

		6,605,855

Tobacco — 3.6%
Philip Morris International Inc.	2,842,472	268,727,303

Trading Companies & Distributors — 0.6%
Fastenal Co.	470,653	26,864,873
MSC Industrial Direct Co. Inc., Class A	67,368	5,663,628
Watsco Inc.	35,626	10,316,577

		42,845,078

Water Utilities — 0.1%
Essential Utilities Inc.	186,005	8,755,255

Total Common Stocks — 99.7% (Cost: $6,745,203,578)		7,397,440,166

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	11,570,000	$11,570,000

Total Short-Term Investments — 0.2% (Cost: $11,570,000)		11,570,000

Total Investments in Securities — 99.9% (Cost: $6,756,773,578)		7,409,010,166

Other Assets, Less Liabilities — 0.1%		7,767,470

Net Assets — 100.0%		$7,416,777,636

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$16,210,000	$—	$(4,640,000	)(a)	$—	$—	$11,570,000	11,570,000	$305	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
DIJA Mini e-CBOT Index	37	12/17/21	$6,605	$38,117
E-Mini Consumer Staples Index	119	12/17/21	8,512	41,157
E-Mini Energy Select Sector Index	59	12/17/21	3,524	(45,993)

				$33,281

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$79,274

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Core High Dividend ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$45,993

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$3,170,200

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(550,837)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,998,220

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$7,397,440,166	$—	$—	$7,397,440,166
Money Market Funds	11,570,000	—	—	11,570,000

	$7,409,010,166	$—	$—	$7,409,010,166

Derivative financial instruments(a)
Assets
Futures Contracts	$79,274	$—	$—	$79,274
Liabilities
Futures Contracts	(45,993)	—	—	(45,993)

	$33,281	$—	$—	$33,281

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 11.4%
APA Group	3,352,619	$20,801,819
AusNet Services Ltd.	3,436,083	6,389,911
Fortescue Metals Group Ltd.	7,283,275	75,891,994
JB Hi-Fi Ltd.	1,340,937	51,196,132
Magellan Financial Group Ltd.	1,847,866	48,610,116
Perpetual Ltd.	681,573	19,481,098
Rio Tinto PLC	4,254,190	265,254,976
Suncorp Group Ltd.	1,284,640	11,367,577

		498,993,623

Austria — 0.4%
Oesterreichische Post AG	390,728	16,486,375

Belgium — 2.0%
Ageas SA/NV	1,083,236	52,696,929
Proximus SADP	1,934,772	36,434,769

		89,131,698

Canada — 10.9%
Bank of Montreal	707,836	76,851,910
Bank of Nova Scotia (The)	817,641	53,606,489
Canadian Imperial Bank of Commerce	855,617	103,820,301
Canadian Utilities Ltd., Class A, NVS	1,496,683	43,354,950
Emera Inc.	1,363,437	63,434,633
Great-West Lifeco Inc.	947,643	27,879,510
IGM Financial Inc.	944,700	37,510,147
Labrador Iron Ore Royalty Corp.	756,578	21,903,838
Manulife Financial Corp.	744,275	14,499,410
Power Corp. of Canada	983,574	32,759,309

		475,620,497

China — 0.6%
BOC Aviation Ltd.(a)	2,649,300	23,183,420
Gemdale Properties & Investment Corp. Ltd.	13,298,000	1,294,267

		24,477,687

Finland — 3.2%
Fortum OYJ	1,600,802	47,607,954
Sampo OYJ, Class A	941,854	50,070,199
UPM-Kymmene OYJ	1,209,726	42,692,348

		140,370,501

France — 5.3%
APERAM SA	622,295	37,103,475
Bouygues SA	1,171,731	47,473,038
Gaztransport Et Technigaz SA	296,893	24,541,338
Nexity SA	600,899	27,471,414
Orange SA	1,705,806	18,601,728
TotalEnergies SE	1,565,566	78,395,638

		233,586,631

Hong Kong — 9.9%
BOC Hong Kong Holdings Ltd.	6,880,500	21,803,234
CK Hutchison Holdings Ltd.	9,745,500	65,337,923
CK Infrastructure Holdings Ltd.	7,748,000	46,712,640
Hang Seng Bank Ltd.	4,993,200	94,885,430
Henderson Land Development Co. Ltd.	10,969,000	45,929,176
Hysan Development Co. Ltd.	7,789,000	27,079,551
Kerry Properties Ltd.	8,117,000	22,944,315
New World Development Co. Ltd.	10,536,750	45,702,406
PCCW Ltd.	15,356,000	7,905,718
Swire Pacific Ltd., Class A	6,611,000	41,560,633

Security	Shares	Value

Hong Kong (continued)
VTech Holdings Ltd.	2,064,000	$15,893,753

		435,754,779

Italy — 7.5%
A2A SpA	8,798,111	18,514,283
Anima Holding SpA(a)	3,166,038	16,822,557
Azimut Holding SpA	1,398,108	40,263,134
Enel SpA	7,006,035	58,653,000
Eni SpA	5,849,053	83,831,202
Italgas SpA	6,187,205	39,310,300
Snam SpA	9,256,306	52,425,764
UnipolSai Assicurazioni SpA	5,725,792	16,580,175

		326,400,415

Japan — 4.5%
Haseko Corp.	2,388,400	31,099,453
Idemitsu Kosan Co. Ltd.	2,107,800	57,568,862
MS&AD Insurance Group Holdings Inc.	1,569,700	50,712,834
Sojitz Corp.	313,580	5,173,771
Sumitomo Mitsui Financial Group Inc.	1,599,100	51,890,209

		196,445,129

Netherlands — 3.4%
Flow Traders(a)	466,134	15,820,661
NN Group NV	1,091,787	58,363,395
Royal Dutch Shell PLC, Class A	2,250,532	51,557,156
SBM Offshore NV	1,385,860	21,880,336

		147,621,548

New Zealand — 1.6%
Spark New Zealand Ltd.	21,619,712	70,775,853

Portugal — 1.0%
EDP - Energias de Portugal SA	7,956,702	44,896,805

South Korea — 7.4%
BNK Financial Group Inc.	1,903,453	14,350,188
DB Insurance Co. Ltd.	618,272	31,420,426
DGB Financial Group Inc.	1,948,424	17,264,642
Hana Financial Group Inc.	1,750,889	67,513,976
Industrial Bank of Korea	2,032,694	19,238,690
KB Financial Group Inc.	1,311,954	63,503,672
Meritz Securities Co. Ltd.	3,039,477	12,145,385
Samsung Securities Co. Ltd.	802,158	32,610,525
Shinhan Financial Group Co. Ltd.	1,616,245	52,765,417
Woori Financial Group Inc.	1,310,546	14,898,483

		325,711,404

Spain — 9.2%
ACS Actividades de Construccion y Servicios SA	3,382,573	88,655,937
Cia. de Distribucion Integral Logista Holdings SA	966,210	20,592,537
Enagas SA	2,488,715	55,845,439
Mapfre SA	4,469,678	9,463,620
Naturgy Energy Group SA	4,408,377	115,833,972
Red Electrica Corp. SA	4,109,181	85,560,313
Telefonica SA	6,392,297	27,765,952

		403,717,770

Sweden — 1.3%
Telia Co. AB	14,722,669	57,990,311

Switzerland — 4.5%
Swiss Prime Site AG, Registered	166,144	16,891,244
Swiss Re AG	174,658	16,920,082
Swisscom AG, Registered	187,321	102,000,839

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Zurich Insurance Group AG	137,572	$60,974,737

		196,786,902

United Kingdom — 14.5%
Abrdn PLC	2,299,637	7,993,761
BP PLC	3,431,387	16,439,434
British American Tobacco PLC	5,810,257	202,106,398
Centamin PLC	5,803,044	7,414,086
Drax Group PLC	3,202,642	23,292,245
GlaxoSmithKline PLC	4,530,974	94,066,778
IG Group Holdings PLC	2,493,784	27,081,122
Legal & General Group PLC	2,871,642	11,325,132
National Grid PLC	4,167,114	53,353,898
Phoenix Group Holdings PLC	2,953,078	26,514,288
SSE PLC	4,189,840	94,353,494
Tesco PLC	3,966,223	14,644,352
United Utilities Group PLC	3,429,507	48,744,056
Vodafone Group PLC	4,262,565	6,282,386

		633,611,430

Total Common Stocks — 98.6% (Cost: $3,912,741,617)		4,318,379,358

Preferred Stocks

Germany — 0.4%
Schaeffler AG, Preference Shares, NVS	2,150,337	17,086,873

Security	Shares	Value

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	9,117,714	$3,466,315

Total Preferred Stocks — 0.5% (Cost: $22,929,685)		20,553,188

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	2,270,000	2,270,000

Total Short-Term Investments — 0.1% (Cost: $2,270,000)		2,270,000

Total Investments in Securities — 99.2% (Cost: $3,937,941,302)		4,341,202,546

Other Assets, Less Liabilities — 0.8%		36,086,683

Net Assets — 100.0%		$4,377,289,229

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(1,302	)(b)	$1,302	$—	$—	—	$989,236	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,930,000	—	(660,000	)(b)	—	—	2,270,000	2,270,000	92		—

					$1,302	$—	$2,270,000		$989,328		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	59	12/16/21	$8,117	$(27,342)

20	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® International Select Dividend ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Euro STOXX 50 Index	154	12/17/21	$7,551	$269,631
FTSE 100 Index	212	12/17/21	20,956	527,698

				$769,987

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$797,329

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$27,342

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,718,665

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(27,742)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$37,751,667

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® International Select Dividend ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$677,922,178	$3,640,457,180	$—	$4,318,379,358
Preferred Stocks	—	20,553,188	—	20,553,188
Money Market Funds	2,270,000	—	—	2,270,000

	$680,192,178	$3,661,010,368	$—	$4,341,202,546

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$797,329	$—	$797,329
Liabilities
Futures Contracts	—	(27,342)	—	(27,342)

	$—	$769,987	$—	$769,987

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Lockheed Martin Corp.	496,244	$164,911,806

Banks — 12.0%
Citizens Financial Group Inc.	4,322,178	204,784,794
Comerica Inc.	2,839,531	241,615,693
Fifth Third Bancorp	4,398,274	191,456,867
First Horizon Corp.	11,022,206	187,046,836
FNB Corp.	6,269,955	73,044,976
Huntington Bancshares Inc./OH	12,847,108	202,213,480
KeyCorp	9,325,104	216,995,170
People’s United Financial Inc.	8,741,088	149,822,248
Regions Financial Corp.	7,506,834	177,761,829
Truist Financial Corp.	2,886,170	183,185,210
U.S. Bancorp	3,355,178	202,552,096
United Bankshares Inc./WV	2,522,764	93,317,040
Valley National Bancorp	7,616,406	100,993,543

		2,224,789,782

Beverages — 1.1%
Coca-Cola Co. (The)	3,580,348	201,824,217

Biotechnology — 1.4%
Gilead Sciences Inc.	3,886,678	252,167,669

Capital Markets — 3.4%
Federated Hermes Inc.	1,712,834	57,054,501
Franklin Resources Inc.	5,277,833	166,198,961
Invesco Ltd.	5,902,417	149,980,416
Janus Henderson Group PLC	3,321,097	154,431,010
Lazard Ltd., Class A	2,190,217	107,298,731

		634,963,619

Chemicals — 2.6%
CF Industries Holdings Inc.	2,883,289	163,770,815
Huntsman Corp.	4,018,539	130,924,001
LyondellBasell Industries NV, Class A	2,009,103	186,484,940

		481,179,756

Containers & Packaging — 3.1%
International Paper Co.	4,059,571	201,638,892
Packaging Corp. of America	1,155,660	158,753,014
Sonoco Products Co.	2,020,969	117,115,153
Westrock Co.	1,872,206	90,053,109

		567,560,168

Distributors — 1.0%
Genuine Parts Co.	1,443,039	189,196,843

Diversified Consumer Services — 0.5%
H&R Block Inc.	3,632,435	83,800,275

Diversified Telecommunication Services — 4.2%
AT&T Inc.	13,354,740	337,340,733
Lumen Technologies Inc.	18,520,240	219,650,046
Verizon Communications Inc.	4,270,333	226,284,946

		783,275,725

Electric Utilities — 15.8%
Alliant Energy Corp.	3,717,176	210,280,646
American Electric Power Co. Inc.	2,615,417	221,551,974
Edison International	4,527,490	284,914,946
Entergy Corp.	2,489,173	256,434,602
Eversource Energy	1,992,085	169,128,017
Exelon Corp.	5,085,131	270,478,118

Security	Shares	Value

Electric Utilities (continued)
FirstEnergy Corp.	7,316,797	$281,916,188
IDACORP Inc.	973,439	101,549,157
NextEra Energy Inc.	1,511,853	129,006,417
NRG Energy Inc.	4,636,556	184,952,219
OGE Energy Corp.	3,863,888	131,642,664
Pinnacle West Capital Corp.	2,126,656	137,148,045
PPL Corp.	12,395,645	356,994,576
Xcel Energy Inc.	2,697,782	174,249,739

		2,910,247,308

Electrical Equipment — 1.5%
Eaton Corp. PLC	901,148	148,473,145
Emerson Electric Co.	1,376,811	133,564,435

		282,037,580

Food & Staples Retailing — 1.1%
Walgreens Boots Alliance Inc.	4,147,347	195,008,256

Food Products — 1.1%
General Mills Inc.	3,400,829	210,171,232

Gas Utilities — 0.8%
New Jersey Resources Corp.	1,959,216	74,077,957
Southwest Gas Holdings Inc.	1,104,914	76,515,294

		150,593,251

Hotels, Restaurants & Leisure — 0.8%
McDonald’s Corp.	630,711	154,871,086

Household Durables — 2.2%
Garmin Ltd.	833,436	119,681,410
Leggett & Platt Inc.	2,463,577	115,418,582
Newell Brands Inc.	7,328,736	167,754,767

		402,854,759

Household Products — 1.0%
Kimberly-Clark Corp.	1,419,403	183,798,494

Insurance — 7.5%
Cincinnati Financial Corp.	1,302,720	158,202,317
Fidelity National Financial Inc.	4,988,072	238,978,530
MetLife Inc.	2,837,858	178,217,482
Old Republic International Corp.	5,359,274	138,430,047
Principal Financial Group Inc.	3,470,040	232,804,984
Prudential Financial Inc.	3,069,642	337,814,102
Unum Group	3,865,993	98,466,842

		1,382,914,304

IT Services — 2.4%
International Business Machines Corp.	2,302,419	288,032,617
Western Union Co. (The)	8,221,789	149,800,996

		437,833,613

Machinery — 0.5%
Caterpillar Inc.	464,331	94,728,167

Media — 2.5%
Interpublic Group of Companies Inc. (The)	7,395,622	270,457,896
Omnicom Group Inc.	2,857,261	194,522,329

		464,980,225

Metals & Mining — 1.1%
Newmont Corp.	3,734,280	201,651,120

Multi-Utilities — 9.7%
Avista Corp.	1,338,521	53,286,521
Black Hills Corp.	1,207,792	80,173,233

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
CenterPoint Energy Inc.	8,292,657	$215,940,788
CMS Energy Corp.	3,024,886	182,551,870
Dominion Energy Inc.	2,705,699	205,443,725
DTE Energy Co.	1,568,461	177,785,055
NiSource Inc.	7,923,203	195,465,418
NorthWestern Corp.	1,011,909	57,537,146
Public Service Enterprise Group Inc.	3,524,732	224,877,902
Sempra Energy	1,610,686	205,571,854
WEC Energy Group Inc.	2,069,188	186,351,071

		1,784,984,583

Oil, Gas & Consumable Fuels — 9.3%
Chevron Corp.	2,488,164	284,869,896
DTE Midstream LLC(a)	787,092	37,748,932
Exxon Mobil Corp.	5,564,672	358,754,404
Marathon Petroleum Corp.	3,920,663	258,489,312
ONEOK Inc.	8,183,062	520,606,405
Valero Energy Corp.	3,360,788	259,889,736

		1,720,358,685

Pharmaceuticals — 3.0%
Merck & Co. Inc.	2,571,845	226,450,952
Organon & Co.	263,028	9,666,279
Pfizer Inc.	7,161,566	313,246,897

		549,364,128

Semiconductors & Semiconductor Equipment — 1.1%
Intel Corp.	1,974,673	96,758,977
QUALCOMM Inc.	802,373	106,747,704

		203,506,681

Technology Hardware, Storage & Peripherals — 2.1%
HP Inc.	4,752,785	144,151,969
Seagate Technology Holdings PLC	2,622,935	233,624,821

		377,776,790

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands Inc.	6,573,390	$112,010,566

Thrifts & Mortgage Finance — 0.6%
New York Community Bancorp. Inc.	9,478,480	117,817,506

Tobacco — 3.9%
Altria Group Inc.	8,790,673	387,756,586
Philip Morris International Inc.	3,536,196	334,311,970

		722,068,556

Trading Companies & Distributors — 1.0%
Watsco Inc.	649,407	188,055,279

Total Common Stocks — 99.8% (Cost: $15,662,134,581)		18,431,302,029

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	20,210,000	20,210,000

Total Short-Term Investments — 0.1% (Cost: $20,210,000)		20,210,000

Total Investments in Securities — 99.9% (Cost: $15,682,344,581)		18,451,512,029

Other Assets, Less Liabilities — 0.1%		27,548,541

Net Assets — 100.0%		$18,479,060,570

(a)	Non-income producing security.
(b)	Affiliate of the Fund.

(c) Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$28,250,000	$—	$(8,040,000	)(a)	$—	$—	$20,210,000	20,210,000	$866	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Energy Select Sector Index	126	12/17/21	$7,525	$(87,364)

24	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Select Dividend ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
E-Mini Financial Select Sector Index	167	12/17/21	$20,672	$(9,936)
E-Mini Utilities Select Sector Index	269	12/17/21	18,123	(3,337)

				$(100,637)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$100,637

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$6,295,886

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(2,593,438)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$47,031,683

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$18,431,302,029	$—	$—	$18,431,302,029
Money Market Funds	20,210,000	—	—	20,210,000

	$18,451,512,029	$—	$—	$18,451,512,029

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(100,637)	$—	$—	$(100,637)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) October 31, 2021	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
General Dynamics Corp.	1,254	$254,249
L3Harris Technologies Inc.	1,418	326,906
Lockheed Martin Corp.	1,585	526,727
Northrop Grumman Corp.	915	326,856
Raytheon Technologies Corp.	5,965	530,050

		1,964,788

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	912	88,455
United Parcel Service Inc., Class B	2,186	466,645

		555,100

Airlines — 0.0%
Delta Air Lines Inc.(a)	1,371	53,647

Banks — 10.4%
Bank of America Corp.	63,830	3,049,797
Citigroup Inc.	25,709	1,778,034
Citizens Financial Group Inc.	4,246	201,175
Comerica Inc.	1,857	158,012
Fifth Third Bancorp	4,908	213,645
Huntington Bancshares Inc./OH	9,748	153,434
JPMorgan Chase & Co.	23,338	3,964,893
KeyCorp	8,680	201,984
M&T Bank Corp.	1,060	155,947
People’s United Financial Inc.	4,027	69,023
PNC Financial Services Group Inc. (The)	2,731	576,323
Regions Financial Corp.	4,272	101,161
Truist Financial Corp.	7,583	481,293
U.S. Bancorp	12,832	774,668
Wells Fargo & Co.	37,722	1,929,858
Zions Bancorp. NA	1,493	94,044

		13,903,291

Beverages — 1.5%
Coca-Cola Co. (The)	15,091	850,680
Constellation Brands Inc., Class A	458	99,299
PepsiCo Inc.	6,605	1,067,368

		2,017,347

Biotechnology — 3.0%
AbbVie Inc.	12,486	1,431,770
Amgen Inc.	5,088	1,053,063
Biogen Inc.(a)	2,287	609,897
Gilead Sciences Inc.	8,555	555,048
Regeneron Pharmaceuticals Inc.(a)	501	320,610
Vertex Pharmaceuticals Inc.(a)	474	87,657

		4,058,045

Building Products — 0.6%
Carlisle Companies Inc.	345	76,908
Johnson Controls International PLC	5,228	383,578
Masco Corp.	2,960	194,028
Trane Technologies PLC	786	142,211

		796,725

Capital Markets — 4.5%
Affiliated Managers Group Inc.	403	67,656
Ameriprise Financial Inc.	1,163	351,377
Bank of New York Mellon Corp. (The)	7,927	469,278
BlackRock Inc.(b)	528	498,147
Blackstone Inc., NVS	2,827	391,313
Charles Schwab Corp. (The)	2,963	243,055

Security	Shares	Value

Capital Markets (continued)
CME Group Inc.	911	$200,921
Franklin Resources Inc.	1,928	60,713
Goldman Sachs Group Inc. (The)	2,134	882,089
Intercontinental Exchange Inc.	2,032	281,351
Invesco Ltd.	2,388	60,679
Janus Henderson Group PLC	1,369	63,658
Jefferies Financial Group Inc.	2,476	106,468
KKR & Co. Inc.	1,153	91,860
Moody’s Corp.	359	145,090
Morgan Stanley	9,205	946,090
MSCI Inc.	162	107,711
Northern Trust Corp.	1,346	165,612
Raymond James Financial Inc.	668	65,858
S&P Global Inc.	496	235,183
State Street Corp.	3,164	311,812
T Rowe Price Group Inc.	1,159	251,364

		5,997,285

Chemicals — 2.1%
Air Products & Chemicals Inc.	656	196,675
Celanese Corp.	1,051	169,747
CF Industries Holdings Inc.	1,220	69,296
Corteva Inc.	2,590	111,759
Dow Inc.	4,991	279,346
DuPont de Nemours Inc.	3,084	214,646
Eastman Chemical Co.	652	67,828
Ecolab Inc.	345	76,666
International Flavors & Fragrances Inc.	710	104,690
Linde PLC	2,255	719,796
LyondellBasell Industries NV, Class A	3,571	331,460
PPG Industries Inc.	497	79,803
Sherwin-Williams Co. (The)	1,130	357,769

		2,779,481

Commercial Services & Supplies — 0.3%
Cintas Corp.	310	134,261
Republic Services Inc.	523	70,396
Waste Management Inc.	1,155	185,065

		389,722

Communications Equipment — 1.0%
Cisco Systems Inc.	20,339	1,138,374
Juniper Networks Inc.	3,190	94,169
Motorola Solutions Inc.	496	123,300

		1,355,843

Consumer Finance — 1.3%
Ally Financial Inc.	2,853	136,202
American Express Co.	2,759	479,459
Capital One Financial Corp.	2,229	336,646
Discover Financial Services	1,725	195,477
Navient Corp.	3,434	67,650
OneMain Holdings Inc.	1,566	82,701
SLM Corp.	6,684	122,651
Synchrony Financial	6,421	298,255

		1,719,041

Containers & Packaging — 0.1%
Ball Corp.	857	78,399
International Paper Co.	2,299	114,191

		192,590

Distributors — 0.1%
Genuine Parts Co.	753	98,726

26	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.1%
Service Corp. International	1,187	$81,298

Diversified Financial Services — 2.0%
Berkshire Hathaway Inc., Class B(a)	8,291	2,379,600
Equitable Holdings Inc.	4,815	161,302
Voya Financial Inc.	1,644	114,702

		2,655,604

Diversified Telecommunication Services — 2.9%
AT&T Inc.	94,094	2,376,814
Lumen Technologies Inc.	11,496	136,343
Verizon Communications Inc.	26,393	1,398,565

		3,911,722

Electric Utilities — 1.2%
American Electric Power Co. Inc.	1,923	162,897
Duke Energy Corp.	1,901	193,921
Evergy Inc.	892	56,865
Exelon Corp.	4,146	220,526
FirstEnergy Corp.	3,046	117,362
NextEra Energy Inc.	3,637	310,345
NRG Energy Inc.	1,888	75,312
PPL Corp.	3,190	91,872
Southern Co. (The)	5,195	323,753

		1,552,853

Electrical Equipment — 0.5%
Eaton Corp. PLC	1,995	328,696
Emerson Electric Co.	2,627	254,845
Rockwell Automation Inc.	379	121,053

		704,594

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	1,844	141,564
Arrow Electronics Inc.(a)	665	76,974
CDW Corp./DE	646	120,576
Corning Inc.	3,652	129,901
TE Connectivity Ltd.	1,190	173,740

		642,755

Energy Equipment & Services — 0.2%
Baker Hughes Co.	3,227	80,933
Schlumberger NV	3,940	127,105

		208,038

Entertainment — 0.1%
Electronic Arts Inc.	1,064	149,226

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	486	137,038
AvalonBay Communities Inc.	529	125,204
Boston Properties Inc.	663	75,343
Crown Castle International Corp.	1,646	296,774
Equity Residential	1,379	119,146
Essex Property Trust Inc.	270	91,781
Iron Mountain Inc.	2,063	94,155
Mid-America Apartment Communities Inc.	333	68,002
Prologis Inc.	1,825	264,552
Public Storage	503	167,087
SBA Communications Corp.	356	122,938
Simon Property Group Inc.	1,030	150,977
SL Green Realty Corp.	1,519	106,436
Welltower Inc.	546	43,898
WP Carey Inc.	929	71,635

		1,934,966

Security	Shares	Value

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	489	$240,363
Kroger Co. (The)	5,026	201,141
Sysco Corp.	2,457	188,943
Walgreens Boots Alliance Inc.	5,835	274,362
Walmart Inc.	4,575	683,596

		1,588,405

Food Products — 1.1%
Archer-Daniels-Midland Co.	2,140	137,474
Conagra Brands Inc.	2,887	92,961
General Mills Inc.	3,288	203,199
Hershey Co. (The)	742	130,110
JM Smucker Co. (The)	856	105,168
Kellogg Co.	1,306	80,058
Kraft Heinz Co. (The)	3,915	140,509
Mondelez International Inc., Class A	8,000	485,920
Tyson Foods Inc., Class A	1,226	98,043

		1,473,442

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	4,171	537,600
Baxter International Inc.	2,226	175,765
Edwards Lifesciences Corp.(a)	592	70,933
Hologic Inc.(a)	919	67,372
Medtronic PLC	3,661	438,808
Stryker Corp.	402	106,960

		1,397,438

Health Care Providers & Services — 3.0%
AmerisourceBergen Corp.	529	64,549
Anthem Inc.	1,242	540,431
Cardinal Health Inc.	2,198	105,086
Cigna Corp.	3,078	657,492
CVS Health Corp.	4,266	380,868
DaVita Inc.(a)	1,553	160,332
HCA Healthcare Inc.	1,157	289,782
Humana Inc.	607	281,138
McKesson Corp.	1,135	235,944
Quest Diagnostics Inc.	1,363	200,061
UnitedHealth Group Inc.	2,550	1,174,199

		4,089,882

Health Care Technology — 0.1%
Cerner Corp.	2,505	186,096

Hotels, Restaurants & Leisure — 1.6%
Booking Holdings Inc.(a)	126	305,018
Domino’s Pizza Inc.	306	149,625
Expedia Group Inc.(a)	587	96,509
Hilton Worldwide Holdings Inc.(a)	669	96,303
Marriott International Inc./MD, Class A(a)	507	81,130
McDonald’s Corp.	3,374	828,486
Starbucks Corp.	4,519	479,330
Yum! Brands Inc.	1,313	164,046

		2,200,447

Household Durables — 0.3%
DR Horton Inc.	1,183	105,607
Lennar Corp., Class A	770	76,946
NVR Inc.(a)	20	97,896
Toll Brothers Inc.	1,055	63,479
Whirlpool Corp.	312	65,779

		409,707

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products — 2.4%
Church & Dwight Co. Inc.	526	$45,951
Clorox Co. (The)	928	151,273
Colgate-Palmolive Co.	5,153	392,607
Kimberly-Clark Corp.	2,216	286,950
Procter & Gamble Co. (The)	16,727	2,391,794

		3,268,575

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp.	2,729	53,461

Industrial Conglomerates — 1.0%
3M Co.	3,064	547,475
Honeywell International Inc.	3,679	804,303

		1,351,778

Insurance — 3.3%
Aflac Inc.	6,032	323,737
Allstate Corp. (The)	3,132	387,334
American International Group Inc.	4,178	246,878
Aon PLC, Class A	904	289,208
Assured Guaranty Ltd.	1,554	86,371
Brighthouse Financial Inc.(a)	1,344	67,509
Chubb Ltd.	2,515	491,381
Cincinnati Financial Corp.	624	75,779
Fidelity National Financial Inc.	2,039	97,689
Hartford Financial Services Group Inc. (The)	2,034	148,340
Lincoln National Corp.	1,407	101,515
Loews Corp.	2,273	127,447
Marsh & McLennan Companies Inc.	1,111	185,315
MetLife Inc.	7,384	463,715
Principal Financial Group Inc.	2,002	134,314
Progressive Corp. (The)	4,451	422,311
Prudential Financial Inc.	4,566	502,488
Travelers Companies Inc. (The)	1,733	278,805

		4,430,136

Interactive Media & Services — 4.2%
Alphabet Inc., Class A(a)	783	2,318,400
Alphabet Inc., Class C, NVS(a)	739	2,191,438
Meta Platforms Inc, Class A(a)	3,649	1,180,707

		5,690,545

Internet & Direct Marketing Retail — 0.5%
eBay Inc.	8,654	663,935

IT Services — 4.0%
Accenture PLC, Class A	1,801	646,181
Automatic Data Processing Inc.	1,878	421,592
Cognizant Technology Solutions Corp., Class A	3,276	255,823
Fidelity National Information Services Inc.	1,544	170,983
Fiserv Inc.(a)	1,747	172,062
FleetCor Technologies Inc.(a)	445	110,097
Global Payments Inc.	920	131,551
GoDaddy Inc., Class A(a)	1,184	81,897
International Business Machines Corp.	6,269	784,252
Mastercard Inc., Class A	2,425	813,636
Paychex Inc.	1,125	138,690
PayPal Holdings Inc.(a)	861	200,260
VeriSign Inc.(a)	429	95,525
Visa Inc., Class A	6,275	1,328,857
Western Union Co. (The)	4,438	80,860

		5,432,266

Security	Shares	Value

Life Sciences Tools & Services — 0.6%
Agilent Technologies Inc.	639	$100,636
IQVIA Holdings Inc.(a)	303	79,210
Mettler-Toledo International Inc.(a)	72	106,623
Thermo Fisher Scientific Inc.	610	386,173
Waters Corp.(a)	274	100,709

		773,351

Machinery — 1.2%
Caterpillar Inc.	2,488	507,577
Cummins Inc.	1,321	316,829
Deere & Co.	840	287,540
Illinois Tool Works Inc.	1,337	304,662
PACCAR Inc.	858	76,894
Parker-Hannifin Corp.	343	101,730

		1,595,232

Media — 1.7%
Altice USA Inc., Class A(a)	12,607	205,494
Charter Communications Inc., Class A(a)	1,494	1,008,286
Comcast Corp., Class A	10,210	525,100
Discovery Inc., Class C, NVS(a)	2,559	57,731
Liberty Broadband Corp., Class C, NVS(a)	824	133,859
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	2,209	108,948
Omnicom Group Inc.	1,506	102,528
Sirius XM Holdings Inc.	11,373	69,262

		2,211,208

Metals & Mining — 0.3%
Newmont Corp.	4,760	257,040
Nucor Corp.	1,248	139,339

		396,379

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	7,902	125,800
Annaly Capital Management Inc.	19,970	168,946
Starwood Property Trust Inc.	3,160	80,485

		375,231

Multi-Utilities — 0.6%
Consolidated Edison Inc.	643	48,482
Dominion Energy Inc.	4,653	353,302
Public Service Enterprise Group Inc.	2,206	140,743
Sempra Energy	777	99,169
WEC Energy Group Inc.	1,320	118,879

		760,575

Multiline Retail — 0.7%
Dollar General Corp.	1,780	394,306
Target Corp.	2,100	545,202

		939,508

Oil, Gas & Consumable Fuels — 5.4%
Chevron Corp.	14,733	1,686,781
ConocoPhillips	10,151	756,148
Devon Energy Corp.	2,833	113,547
EOG Resources Inc.	1,957	180,944
Exxon Mobil Corp.	38,774	2,499,760
Kinder Morgan Inc.	18,141	303,862
Marathon Petroleum Corp.	5,401	356,088
ONEOK Inc.	3,092	196,713
Ovintiv Inc.	1,024	38,421
Phillips 66	4,435	331,649
Pioneer Natural Resources Co.	690	129,016
Valero Energy Corp.	4,283	331,204

28	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Companies Inc. (The)	11,022	$309,608

		7,233,741

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	538	174,490
Herbalife Nutrition Ltd.(a)	1,598	74,147

		248,637

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	21,964	1,282,698
Eli Lilly & Co.	1,862	474,363
Johnson & Johnson	11,829	1,926,707
Merck & Co. Inc.	15,703	1,382,649
Pfizer Inc.	26,012	1,137,765
Zoetis Inc.	604	130,585

		6,334,767

Professional Services — 0.2%
IHS Markit Ltd.	1,014	132,550
Verisk Analytics Inc.	387	81,375

		213,925

Road & Rail — 1.6%
CSX Corp.	12,139	439,068
Kansas City Southern	247	76,632
Norfolk Southern Corp.	1,659	486,170
Union Pacific Corp.	4,956	1,196,378

		2,198,248

Semiconductors & Semiconductor Equipment — 4.8%
Analog Devices Inc.	1,631	282,962
Applied Materials Inc.	2,488	339,985
Broadcom Inc.	1,867	992,628
Intel Corp.	46,547	2,280,803
KLA Corp.	569	212,100
Lam Research Corp.	661	372,520
NXP Semiconductors NV	1,288	258,708
Qorvo Inc.(a)	446	75,031
QUALCOMM Inc.	5,398	718,150
Skyworks Solutions Inc.	694	115,988
Texas Instruments Inc.	3,821	716,361
Xilinx Inc.	540	97,200

		6,462,436

Software — 7.0%
Adobe Inc.(a)	601	390,866
Citrix Systems Inc.	1,209	114,529
Fortinet Inc.(a)	222	74,667
Intuit Inc.	267	167,139
Microsoft Corp.	18,822	6,241,752
NortonLifeLock Inc.	4,860	123,687
Oracle Corp.	21,750	2,086,695
Palo Alto Networks Inc.(a)	307	156,291
VMware Inc., Class A(a)	672	101,942

		9,457,568

Specialty Retail — 3.4%
Advance Auto Parts Inc.	569	128,321
AutoZone Inc.(a)	144	257,017

Security	Shares	Value

Specialty Retail (continued)
Best Buy Co. Inc.	1,946	$237,879
Home Depot Inc. (The)	5,222	1,941,226
Lowe’s Companies Inc.	5,595	1,308,223
O’Reilly Automotive Inc.(a)	417	259,508
Ross Stores Inc.	779	88,183
TJX Companies Inc. (The)	2,807	183,830
Tractor Supply Co.	449	97,509
Ulta Beauty Inc.(a)	197	72,370

		4,574,066

Technology Hardware, Storage & Peripherals — 5.8%
Apple Inc.	41,564	6,226,287
Dell Technologies Inc., Class C(a)	2,207	242,748
Hewlett Packard Enterprise Co.	9,092	133,198
HP Inc.	23,102	700,684
NetApp Inc.	1,680	150,024
Seagate Technology Holdings PLC	2,965	264,092
Xerox Holdings Corp.	3,881	69,082

		7,786,115

Textiles, Apparel & Luxury Goods — 0.4%
Nike Inc., Class B	2,383	398,652
VF Corp.	1,860	135,557

		534,209

Tobacco — 1.3%
Altria Group Inc.	19,031	839,458
Philip Morris International Inc.	10,067	951,734

		1,791,192

Trading Companies & Distributors — 0.2%
Fastenal Co.	1,683	96,066
United Rentals Inc.(a)	152	57,625
WW Grainger Inc.	256	118,556

		272,247

Total Common Stocks — 99.8% (Cost: $116,543,676)		134,117,435

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	250,000	250,000

Total Short-Term Investments — 0.2% (Cost: $250,000)		250,000

Total Investments in Securities — 100.0% (Cost: $116,793,676)		134,367,435

Other Assets, Less Liabilities — 0.0%		27,968

Net Assets — 100.0%		$134,395,403

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Dividend and Buyback ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$150,000	$100,000	(a)	$—	$—	$—	$250,000	250,000	$5	$—
BlackRock Inc.	290,852	266,169		(111,924)	22,894	30,156	498,147	528	3,684	—

					$22,894	$30,156	$748,147		$3,689	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro E-Mini S&P 500	10	12/17/21	$230	$9,136

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$9,136

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$24,419

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,736

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$226,664

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® U.S. Dividend and Buyback ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$134,117,435	$—	$—	$134,117,435
Money Market Funds	250,000	—	—	250,000

	$134,367,435	$—	$—	$134,367,435

Derivative financial instruments(a)
Assets
Futures Contracts	$9,136	$—	$—	$9,136

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Statements of Assets and Liabilities (unaudited) October 31, 2021

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$20,886,052,273	$7,397,440,166	$4,338,932,546	$18,431,302,029
Affiliated(b)	212,994,903	11,570,000	2,270,000	20,210,000
Cash	9,842	8,667	3,705	9,718
Foreign currency, at value(c)	—	—	11,587,858	—
Cash pledged:
Futures contracts	2,195,400	786,600	—	1,927,200
Foreign currency collateral pledged:
Futures contracts(d)	—	—	3,021,612	—
Receivables:
Investments sold	—	121,343	—	—
Securities lending income — Affiliated	—	—	945,116	—
Variation margin on futures contracts	98,729	—	—	—
Capital shares sold	14,784	—	—	96,471
Dividends	29,661,610	27,583,539	12,216,134	31,738,041
Tax reclaims	—	—	11,494,244	—

Total assets	21,131,027,541	7,437,510,315	4,380,471,215	18,485,283,459

LIABILITIES
Payables:
Investments purchased	40,005,435	20,047,152	470,483	27,566
Variation margin on futures contracts	—	14,104	61,716	214,326
Capital shares redeemed	—	172,721	—	92,458
Investment advisory fees	1,392,591	498,702	1,794,959	5,888,539
Professional fees	—	—	854,828	—

Total liabilities	41,398,026	20,732,679	3,181,986	6,222,889

NET ASSETS	$21,089,629,515	$7,416,777,636	$4,377,289,229	$18,479,060,570

NET ASSETS CONSIST OF:
Paid-in capital	$16,319,377,133	$7,701,507,624	$5,175,789,958	$15,946,704,639
Accumulated earnings (loss)	4,770,252,382	(284,729,988)	(798,500,729)	2,532,355,931

NET ASSETS	$21,089,629,515	$7,416,777,636	$4,377,289,229	$18,479,060,570

Shares outstanding	397,050,000	75,400,000	140,500,000	156,600,000

Net asset value	$53.12	$98.37	$31.16	$118.00

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$16,143,837,639	$6,745,203,578	$3,935,671,302	$15,662,134,581
(b) Investments, at cost — Affiliated	$148,179,363	$11,570,000	$2,270,000	$20,210,000
(c) Foreign currency, at cost	$—	$—	$11,475,212	$—
(d) Foreign currency collateral pledged, at cost	$—	$—	$3,107,892	$—

See notes to financial statements.

32	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

October 31, 2021

iShares U.S. Dividend and Buyback ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$133,619,288
Affiliated(b)	748,147
Cash	1,190
Cash pledged:
Futures contracts	12,000
Receivables:
Securities lending income — Affiliated	1
Variation margin on futures contracts	494
Dividends	203,032

Total assets	134,584,152

LIABILITIES
Payables:
Investments purchased	162,051
Investment advisory fees	26,698

Total liabilities	188,749

NET ASSETS	$134,395,403

NET ASSETS CONSIST OF:
Paid-in capital	$114,958,081
Accumulated earnings	19,437,322

NET ASSETS	$134,395,403

Shares outstanding	3,250,000

Net asset value	$41.35

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$116,151,110
(b) Investments, at cost — Affiliated	$642,566

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations (unaudited) Six Months Ended October 31, 2021

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$218,730,462	$145,018,838	$148,878,474	$360,779,596
Dividends — Affiliated	1,365,431	305	92	866
Securities lending income — Affiliated — net	—	—	989,236	—
Other income — Unaffiliated	—	—	1,206,745	—
Foreign taxes withheld	(10,234)	—	(9,298,022)	—
Foreign withholding tax claims	—	—	7,522,197	—

Total investment income	220,085,659	145,019,143	149,298,722	360,780,462

EXPENSES
Investment advisory fees	7,987,821	2,895,244	10,871,993	34,993,803
Commitment fees	—	—	9,296	—
Professional fees	—	—	872,897	—
Miscellaneous	—	—	173	—

Total expenses	7,987,821	2,895,244	11,754,359	34,993,803

Net investment income	212,097,838	142,123,899	137,544,363	325,786,659

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(10,092,814)	79,946,533	(12,431,266)	(23,234,715)
Investments — Affiliated	(395,855)	—	1,302	—
In-kind redemptions — Unaffiliated	499,924,929	45,438,883	4,224,238	291,585,661
In-kind redemptions — Affiliated	3,650,487	—	—	—
Futures contracts	7,132,495	3,170,200	1,718,665	6,295,886
Foreign currency transactions	—	—	(656,876)	—

Net realized gain (loss)	500,219,242	128,555,616	(7,143,937)	274,646,832

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	707,849,713	49,398,138	(163,771,042)	(370,597,016)
Investments — Affiliated	16,338,684	—	—	—
Futures contracts	(36,403)	(550,837)	(27,742)	(2,593,438)
Foreign currency translations	—	—	(555,188)	—

Net change in unrealized appreciation (depreciation)	724,151,994	48,847,301	(164,353,972)	(373,190,454)

Net realized and unrealized gain (loss)	1,224,371,236	177,402,917	(171,497,909)	(98,543,622)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,436,469,074	$319,526,816	$(33,953,546)	$227,243,037

See notes to financial statements.

34	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended October 31, 2021

iShares U.S. Dividend and Buyback ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,094,550
Dividends — Affiliated	3,689
Foreign taxes withheld	(81)

Total investment income	1,098,158

EXPENSES
Investment advisory fees	127,656

Total expenses	127,656

Net investment income	970,502

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(566,625)
Investments — Affiliated	(2,179)
In-kind redemptions — Unaffiliated	3,625,672
In-kind redemptions — Affiliated	25,073
Futures contracts	24,419

Net realized gain	3,106,360

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	4,422,991
Investments — Affiliated	30,156
Futures contracts	2,736

Net change in unrealized appreciation (depreciation)	4,455,883

Net realized and unrealized gain	7,562,243

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,532,745

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	iShares Core Dividend Growth ETF		iShares Core High Dividend ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$212,097,838	$334,481,493	$142,123,899	$239,926,357
Net realized gain (loss)	500,219,242	158,309,065	128,555,616	(119,602,163)
Net change in unrealized appreciation (depreciation)	724,151,994	4,085,389,867	48,847,301	1,024,956,726

Net increase in net assets resulting from operations	1,436,469,074	4,578,180,425	319,526,816	1,145,280,920

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(197,358,158)	(326,148,283)	(116,556,953)	(238,406,761)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,447,362,201	4,795,396,795	374,480,308	(104,344,490)

NET ASSETS
Total increase in net assets	2,686,473,117	9,047,428,937	577,450,171	802,529,669
Beginning of period	18,403,156,398	9,355,727,461	6,839,327,465	6,036,797,796

End of period	$21,089,629,515	$18,403,156,398	$7,416,777,636	$6,839,327,465

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares International Select Dividend ETF		iShares Select Dividend ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$137,544,363	$176,517,860	$325,786,659	$539,461,221
Net realized gain (loss)	(7,143,937)	(599,215,367)	274,646,832	1,242,537,997
Net change in unrealized appreciation (depreciation)	(164,353,972)	1,651,282,925	(373,190,454)	4,468,805,896

Net increase (decrease) in net assets resulting from operations	(33,953,546)	1,228,585,418	227,243,037	6,250,805,114

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(142,657,480)	(166,047,075)	(319,092,236)	(544,125,763)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	223,958,464	(153,719,970)	75,342,614	(468,135,426)

NET ASSETS
Total increase (decrease) in net assets	47,347,438	908,818,373	(16,506,585)	5,238,543,925
Beginning of period	4,329,941,791	3,421,123,418	18,495,567,155	13,257,023,230

End of period	$4,377,289,229	$4,329,941,791	$18,479,060,570	$18,495,567,155

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares U.S. Dividend and Buyback ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$970,502	$869,972
Net realized gain	3,106,360	2,851,821
Net change in unrealized appreciation (depreciation)	4,455,883	12,558,681

Net increase in net assets resulting from operations	8,532,745	16,280,474

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(807,991)	(806,983)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	59,490,605	27,061,298

NET ASSETS
Total increase in net assets	67,215,359	42,534,789
Beginning of period	67,180,044	24,645,255

End of period	$134,395,403	$67,180,044

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Dividend Growth ETF

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$49.87		$36.39	$38.13	$33.86	$30.75	$26.72

Net investment income(a)	0.55		1.08	0.99	0.91	0.78	0.71
Net realized and unrealized gain (loss)(b)	3.21		13.44	(1.77)	4.20	3.07	3.98

Net increase (decrease) from investment operations	3.76		14.52	(0.78)	5.11	3.85	4.69

Distributions(c)
From net investment income	(0.51)		(1.04)	(0.96)	(0.84)	(0.74)	(0.66)

Total distributions	(0.51)		(1.04)	(0.96)	(0.84)	(0.74)	(0.66)

Net asset value, end of period	$53.12		$49.87	$36.39	$38.13	$33.86	$30.75

Total Return(d)
Based on net asset value	7.59	%(e)	40.52%	(2.05)%	15.30%	12.59%	17.78%

Ratios to Average Net Assets
Total expenses	0.08	%(f)	0.08%	0.08%	0.08%	0.08%	0.09%

Net investment income	2.12	%(f)	2.53%	2.55%	2.55%	2.32%	2.46%

Supplemental Data
Net assets, end of period (000)	$21,089,630		$18,403,156	$9,355,727	$7,084,809	$3,343,410	$1,429,997

Portfolio turnover rate(g)	7	%(e)	31%	24%	26%	24%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$95.59		$81.85	$95.42	$84.44	$83.27	$78.83

Net investment income(a)	1.92		3.56	3.24	3.09	2.99	2.85
Net realized and unrealized gain (loss)(b)	2.43		13.72	(13.51)	11.01	1.20	4.34

Net increase (decrease) from investment operations	4.35		17.28	(10.27)	14.10	4.19	7.19

Distributions(c)
From net investment income		(1.57)	(3.54)	(3.30)	(3.12)	(3.02)	(2.75)

Total distributions		(1.57)	(3.54)	(3.30)	(3.12)	(3.02)	(2.75)

Net asset value, end of period	$98.37		$95.59	$81.85	$95.42	$84.44	$83.27

Total Return(d)
Based on net asset value	4.59	%(e)	21.70%	(10.86)%	17.05%	5.03%	9.22%

Ratios to Average Net Assets
Total expenses	0.08	%(f)	0.08%	0.08%	0.08%	0.08%	0.10%

Net investment income	3.93	%(f)	4.13%	3.53%	3.48%	3.47%	3.49%

Supplemental Data
Net assets, end of period (000)	$7,416,778		$6,839,327	$6,036,798	$7,175,741	$6,007,744	$6,632,679

Portfolio turnover rate(g)	39	%(e)	75%	62%	57%	46%	49%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$32.41		$24.14		$31.59	$34.11	$31.78	$29.85

Net investment income(a)	1.00	(b)	1.35		1.83	1.71	1.43	1.42	(b)
Net realized and unrealized gain (loss)(c)		(1.21)	8.19		(7.10)	(2.48)	2.41	1.88

Net increase (decrease) from investment operations		(0.21)	9.54		(5.27)	(0.77)	3.84	3.30

Distributions(d)
From net investment income		(1.04)	(1.27)		(2.18)	(1.75)	(1.51)	(1.37)

Total distributions		(1.04)	(1.27)		(2.18)	(1.75)	(1.51)	(1.37)

Net asset value, end of period	$31.16		$32.41		$24.14	$31.59	$34.11	$31.78

Total Return(e)
Based on net asset value	(0.68	)%(b)(f)	40.57%		(17.15)%	(2.13)%	12.35%	11.47	%(b)

Ratios to Average Net Assets
Total expenses	0.53	%(g)	0.49	%(h)	0.49%	0.49%	0.49%	0.50%

Total expenses after fees waived	0.53	%(g)	0.49	%(h)	0.49%	0.49%	0.49%	0.50%

Total expenses excluding professional fees for foreign withholding tax claims	0.49	%(g)	N/A		N/A	0.49%	N/A	0.50%

Net investment income	6.15	%(b)(g)	4.87%		6.06%	5.39%	4.27%	4.75	%(b)

Supplemental Data
Net assets, end of period (000)	$4,377,289		$4,329,942		$3,421,123	$4,377,418	$4,922,792	$4,010,716

Portfolio turnover rate(i)	2	%(f)	86	%(j)	12%	35%	24%	29%

(a)	Based on average shares outstanding.
(b)

Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the six months ended October 31, 2021 and year ended April 30, 2017:

• Net investment income per share by $0.05 and $0.04, respectively.
• Total return by 0.16% and 0.10%, respectively.
• Ratio of net investment income to average net assets by 0.15% and 0.13%, respectively.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Select Dividend ETF

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$118.37		$80.66	$101.13	$96.31	$91.51	$82.05

Net investment income(a)	2.08		3.51	3.51	3.31	3.08	2.82
Net realized and unrealized gain (loss)(b)		(0.42)	37.74	(20.30)	4.80	4.76	9.41

Net increase (decrease) from investment operations	1.66		41.25	(16.79)	8.11	7.84	12.23

Distributions(c)
From net investment income		(2.03)	(3.54)	(3.68)	(3.29)	(3.04)	(2.77)

Total distributions		(2.03)	(3.54)	(3.68)	(3.29)	(3.04)	(2.77)

Net asset value, end of period	$118.00		$118.37	$80.66	$101.13	$96.31	$91.51

Total Return(d)
Based on net asset value	1.40	%(e)	52.54%	(16.96)%	8.63%	8.65%	15.12%

Ratios to Average Net Assets
Total expenses	0.38	%(f)	0.38%	0.39%	0.39%	0.39%	0.39%

Net investment income	3.49	%(f)	3.78%	3.60%	3.40%	3.24%	3.23%

Supplemental Data
Net assets, end of period (000)	$18,479,061		$18,495,567	$13,257,023	$17,585,695	$16,714,032	$17,200,059

Portfolio turnover rate(g)	3	%(e)	55%	6%	21%	28%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Dividend and Buyback ETF

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Period From 11/07/17(a) to 04/30/18

Net asset value, beginning of period	$38.39		$25.94	$27.96	$25.30	$24.99

Net investment income(b)	0.38		0.70	0.64	0.61	0.26
Net realized and unrealized gain (loss)(c)	2.91		12.43	(2.02)	2.67	0.28

Net increase (decrease) from investment operations	3.29		13.13	(1.38)	3.28	0.54

Distributions(d)
From net investment income		(0.33)	(0.68)	(0.64)	(0.58)	(0.23)
From net realized gain	—		—	—	(0.04)	—

Total distributions		(0.33)	(0.68)	(0.64)	(0.62)	(0.23)

Net asset value, end of period	$41.35		$38.39	$25.94	$27.96	$25.30

Total Return(e)
Based on net asset value	8.60	%(f)	51.33%	(4.95)%	13.21%	2.16	%(f)

Ratios to Average Net Assets
Total expenses	0.25	%(g)	0.25%	0.25%	0.25%	0.25	%(g)

Net investment income	1.90	%(g)	2.20%	2.31%	2.34%	2.07	%(g)

Supplemental Data
Net assets, end of period (000)	$134,395		$67,180	$24,645	$8,389	$7,591

Portfolio turnover rate(h)	11	%(f)	30%	33%	31%	14	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Dividend Growth	Diversified
Core High Dividend	Non-diversified
International Select Dividend	Diversified
Select Dividend	Diversified
U.S. Dividend and Buyback	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

44	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

46	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core Dividend Growth	0.08%
Core High Dividend	0.08
U.S. Dividend and Buyback	0.25

For its investment advisory services to the iShares International Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $12 billion	0.5000%
Over $12 billion, up to and including $18 billion	0.4750
Over $18 billion, up to and including $24 billion	0.4513
Over $24 billion, up to and including $30 billion	0.4287
Over $30 billion	0.4073

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.4000%
Over $46 billion, up to and including $81 billion	0.3800
Over $81 billion, up to and including $111 billion	0.3610
Over $111 billion, up to and including $141 billion	0.3430
Over $141 billion, up to and including $171	0.3259
Over $171 billion	0.3096

Prior to July 14, 2021, for its investment advisory services to the iShares Select Dividend ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.4000%
Over $46 billion, up to and including $81 billion	0.3800
Over $81 billion, up to and including $111 billion	0.3610
Over $111 billion, up to and including $141 billion	0.3430
Over $141 billion	0.3259

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver to the iShares International Select Dividend ETF in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For the six months ended October 31, 2021, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (unaudited) (continued)

Pursuant to the current securities lending agreement, each of iShares Core Dividend Growth ETF , iShares Core High Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares International Select Dividend ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
International Select Dividend	$220,297

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core Dividend Growth	$451,040,930	$352,280,083	$(3,440,296)
Core High Dividend	252,982,040	396,397,566	5,714,395
International Select Dividend	—	166,282	49,231
Select Dividend	8,894,282	12,026,801	3,324,681
U.S. Dividend and Buyback	4,560,215	3,843,159	(226,007)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core Dividend Growth	$1,331,789,344	$1,317,362,162
Core High Dividend	2,770,231,784	2,748,251,177
International Select Dividend	182,108,301	95,313,369
Select Dividend	655,269,755	638,517,502
U.S. Dividend and Buyback	10,960,060	10,644,176

For the six months ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Dividend Growth	$2,495,050,531	$1,055,763,783
Core High Dividend	637,938,237	265,223,838
International Select Dividend	147,046,452	17,860,861
Select Dividend	1,198,160,881	1,122,256,209
U.S. Dividend and Buyback	68,957,384	9,627,666

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Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Core Dividend Growth	$531,044,408
Core High Dividend	1,062,206,828
International Select Dividend	1,172,533,568
Select Dividend	411,782,440
U.S. Dividend and Buyback	1,321,244

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Dividend Growth	$16,337,291,855	$4,946,648,103	$(183,126,974)	$4,763,521,129
Core High Dividend	6,793,513,208	767,843,072	(152,312,833)	615,530,239
International Select Dividend	3,975,374,295	538,851,416	(172,253,178)	366,598,238
Select Dividend	15,786,121,475	3,224,479,480	(559,189,563)	2,665,289,917
U.S. Dividend and Buyback	116,950,555	19,287,663	(1,861,647)	17,426,016

9.	LINE OF CREDIT

The iShares International Select Dividend ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares International Select Dividend ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the six months ended October 31, 2021, the Fund did not borrow under the Credit Agreement or Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (unaudited) (continued)

such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition

50	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Six Months Ended 10/31/21		Year Ended 04/30/21
iShares ETF	Shares	Amount	Shares	Amount
Core Dividend Growth
Shares sold	48,750,000	$2,509,082,539	140,800,000	$5,967,489,614
Shares redeemed	(20,700,000)	(1,061,720,338)	(28,900,000)	(1,172,092,819)

Net increase	28,050,000	$1,447,362,201	111,900,000	$4,795,396,795

Core High Dividend
Shares sold	6,600,000	$641,138,813	9,350,000	$857,073,484
Shares redeemed	(2,750,000)	(266,658,505)	(11,550,000)	(961,417,974)

Net increase (decrease)	3,850,000	$374,480,308	(2,200,000)	$(104,344,490)

International Select Dividend
Shares sold	7,550,000	$244,441,247	9,000,000	$272,038,651
Shares redeemed	(650,000)	(20,482,783)	(17,100,000)	(425,758,621)

Net increase (decrease)	6,900,000	$223,958,464	(8,100,000)	$(153,719,970)

Select Dividend
Shares sold	10,250,000	$1,219,371,478	17,250,000	$1,779,672,971
Shares redeemed	(9,900,000)	(1,144,028,864)	(25,350,000)	(2,247,808,397)

Net increase (decrease)	350,000	$75,342,614	(8,100,000)	$(468,135,426)

U.S. Dividend and Buyback
Shares sold	1,750,000	$69,328,835	1,200,000	$38,829,975
Shares redeemed	(250,000)	(9,838,230)	(400,000)	(11,768,677)

Net increase	1,500,000	$59,490,605	800,000	$27,061,298

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares International Select Dividend ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Board Review and Approval of Investment Advisory Contract

iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares U.S. Dividend and Buyback ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

52	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares International Select Dividend ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Select Dividend ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

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Board Review and Approval of Investment Advisory Contract  (continued)

evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Core High Dividend	$1.574450	$—	$—	$1.574450	100%	—%	—%		100%
Select Dividend(a)	1.826528	—	0.199017	2.025545	90	—	10		100
U.S. Dividend and Buyback(a)	0.324207	—	0.001545	0.325752	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	59

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-SAR-406-1021

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

iShares Trust

•	iShares Morningstar Growth ETF | ILCG | NYSE Arca

•	iShares Morningstar Mid-Cap ETF | IMCB | NYSE Arca

•	iShares Morningstar Mid-Cap Growth ETF | IMCG | NYSE Arca

•	iShares Morningstar Mid-Cap Value ETF | IMCV | NASDAQ

•	iShares Morningstar Small-Cap ETF | ISCB | NYSE Arca

•	iShares Morningstar Small-Cap Growth ETF | ISCG | NYSE Arca

•	iShares Morningstar Small-Cap Value ETF | ISCV | NYSE Arca

•	iShares Morningstar U.S. Equity ETF | ILCB | NYSE Arca

•	iShares Morningstar Value ETF | ILCV | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, out-paced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of October 31, 2021	iShares® Morningstar Growth ETF

Investment Objective

The iShares Morningstar Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® US Large-Mid Cap Broad Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	15.11%	39.61%	25.30%	19.13%	39.61%	208.84%	475.90%
Fund Market	15.06	39.46	25.28	19.13	39.46	208.66	475.90
Index	15.14	39.78	25.77	19.50	39.78	214.70	494.10

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Growth IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap Broad Growth IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,151.10	$ 0.22		$ 1,000.00	$ 1,025.00	$ 0.20		0.04%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	41.7%
Consumer Discretionary	17.4
Communication Services	15.1
Health Care	9.9
Industrials	5.2
Financials	5.0
Real Estate	2.5
Materials	1.6
Consumer Staples	1.2
Other (each representing less than 1%)	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	11.0%
Apple Inc.	6.5
Amazon.com Inc.	6.5
Tesla Inc.	4.0
Alphabet Inc., Class A	3.9
Alphabet Inc., Class C	3.7
Meta Platforms Inc, Class A	3.4
NVIDIA Corp.	2.8
Visa Inc., Class A	1.6
Adobe Inc.	1.4

(a)	Excludes money market funds.

4	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Morningstar Mid-Cap ETF

Investment Objective

The iShares Morningstar Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Morningstar® US Mid Cap IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.95%	43.78%	15.28%	14.39%	43.78%	103.57%	283.69%
Fund Market	7.94	44.30	15.28	14.40	44.30	103.60	283.83
Index	7.96	43.99	15.55	14.65	43.99	105.98	292.53
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Mid Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,079.50	$ 0.21		$ 1,000.00	$ 1,025.00	$ 0.20		0.04%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	19.8%
Industrials	14.6
Consumer Discretionary	12.6
Financials	12.2
Health Care	11.5
Real Estate	8.1
Materials	5.3
Utilities	4.9
Energy	4.7
Consumer Staples	3.6
Communication Services	2.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Dexcom Inc.	0.6%
Airbnb Inc., Class A	0.6
Marvell Technology Inc.	0.6
Cloudflare Inc., Class A	0.5
Palo Alto Networks Inc.	0.5
Cadence Design Systems Inc.	0.5
KKR & Co. Inc.	0.5
Fortinet Inc.	0.5
Xilinx Inc.	0.5
Pioneer Natural Resources Co.	0.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021	iShares® Morningstar Mid-Cap Growth ETF

Investment Objective

The iShares Morningstar Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar US Mid Cap Broad Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.81%	38.65%	23.74%	16.90%	38.65%	190.14%	376.61%
Fund Market	11.74	38.71	23.75	16.90	38.71	190.18	376.52
Index	11.86	38.87	24.05	17.17	38.87	193.71	387.80

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Mid Growth IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap Broad Growth IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,118.10	$ 0.32		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	30.7%
Industrials	17.5
Health Care	15.7
Consumer Discretionary	13.3
Financials	8.1
Real Estate	5.8
Materials	3.2
Communication Services	2.0
Consumer Staples	2.0
Other (each representing less than 1%)	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Dexcom Inc.	1.2%
Airbnb Inc., Class A	1.2
Marvell Technology Inc.	1.2
Cloudflare Inc., Class A	1.1
Palo Alto Networks Inc.	1.0
Cadence Design Systems Inc.	1.0
KKR & Co. Inc.	1.0
Fortinet Inc.	0.9
Datadog Inc., Class A	0.8
ResMed Inc.	0.8

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Morningstar Mid-Cap Value ETF

Investment Objective

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Mid Cap Broad Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.13%	51.89%	11.13%	13.32%	51.89%	69.50%	249.21%
Fund Market	4.19	51.87	11.14	13.34	51.87	69.59	249.66
Index	4.14	52.15	11.39	13.62	52.15	71.51	258.44

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Mid Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap Broad Value IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,041.30	$ 0.31		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	16.6%
Consumer Discretionary	11.9
Industrials	11.5
Real Estate	10.6
Utilities	9.4
Energy	8.9
Information Technology	7.7
Materials	7.6
Health Care	6.9
Consumer Staples	5.4
Communication Services	3.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Pioneer Natural Resources Co.	1.0%
Marathon Petroleum Corp.	0.9
International Flavors & Fragrances Inc.	0.8
State Street Corp.	0.8
Archer-Daniels-Midland Co.	0.8
Ameriprise Financial Inc.	0.8
Williams Companies Inc. (The)	0.8
Welltower Inc.	0.8
Discover Financial Services	0.8
Aflac Inc.	0.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021	iShares® Morningstar Small-Cap ETF

Investment Objective

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® US Small Cap Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.81%	47.99%	12.42%	12.31%	47.99%	79.55%	219.42%
Fund Market	0.84	48.47	12.42	12.32	48.47	79.59	219.56
Index	0.81	47.94	12.56	12.44	47.94	80.69	223.01

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Small Cap Extended IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,008.10	$ 0.20		$ 1,000.00	$ 1,025.00	$ 0.20		0.04%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care	16.6%
Financials	16.4
Industrials	15.1
Information Technology	14.4
Consumer Discretionary	11.8
Real Estate	8.2
Materials	4.8
Energy	4.0
Communication Services	3.5
Consumer Staples	2.9
Utilities	2.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

AMC Entertainment Holdings Inc., Class A	0.5%
ZoomInfo Technologies Inc., Class A	0.3
SoFi Technologies Inc.	0.3
Asana Inc., Class A	0.3
Life Storage Inc.	0.3
Regal Rexnord Corp.	0.3
Crocs Inc.	0.3
Ovintiv Inc.	0.3
Tetra Tech Inc.	0.2
Lattice Semiconductor Corp.	0.2

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Morningstar Small-Cap Growth ETF

Investment Objective

The iShares Morningstar Small-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® US Small Cap Broad Growth Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	0.70%	27.93%	18.70%	14.66%	27.93%	135.63%	292.79%
Fund Market	0.80	27.85	18.70	14.67	27.85	135.69	292.96
Index	0.77	28.05	18.88	14.75	28.05	137.40	295.87

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Growth IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Small Cap Broad Growth Extended IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,007.00	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care	23.9%
Information Technology	22.4
Industrials	15.9
Consumer Discretionary	11.0
Financials	9.3
Real Estate	6.0
Communication Services	3.8
Materials	3.2
Consumer Staples	2.5
Energy	1.1
Utilities	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

ZoomInfo Technologies Inc., Class A	0.6%
Asana Inc., Class A	0.5
Crocs Inc.	0.5
Tetra Tech Inc.	0.5
Lattice Semiconductor Corp.	0.5
Rexford Industrial Realty Inc.	0.5
Intellia Therapeutics Inc.	0.5
Tandem Diabetes Care Inc.	0.4
TopBuild Corp.	0.4
Saia Inc.	0.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021	iShares® Morningstar Small-Cap Value ETF

Investment Objective

The iShares Morningstar Small-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Small Cap Broad Value Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.62%	63.36%	9.49%	11.07%	63.36%	57.34%	185.81%
Fund Market	1.79	64.02	9.51	11.09	64.02	57.46	186.15
Index	1.62	63.44	9.78	11.32	63.44	59.43	192.16

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Small Cap Broad Value Extended IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,016.20	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	23.3%
Industrials	14.7
Consumer Discretionary	12.7
Real Estate	10.9
Energy	7.3
Health Care	6.9
Materials	6.7
Information Technology	6.7
Utilities	3.9
Communication Services	3.5
Consumer Staples	3.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

AMC Entertainment Holdings Inc., Class A	1.0%
Ovintiv Inc.	0.5
Alcoa Corp.	0.5
Apartment Income REIT Corp.	0.4
Avis Budget Group Inc.	0.4
Macy’s Inc.	0.4
Dick’s Sporting Goods Inc.	0.4
First American Financial Corp.	0.4
Janus Henderson Group PLC	0.4
Scientific Games Corp./DE, Class A	0.4

(a)  Excludes money market funds.

10	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Morningstar U.S. Equity ETF

Investment Objective

The iShares Morningstar U.S. Equity ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities, as represented by the Morningstar® US Large-Mid Cap IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	10.62%	40.05%	17.64%	16.24%	40.05%	125.33%	350.43%
Fund Market	10.54	39.87	17.63	16.24	39.87	125.17	350.33
Index	10.65	40.20	17.87	16.48	40.20	127.50	359.73

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,106.20	$ 0.16		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	28.5%
Consumer Discretionary	12.9
Health Care	12.8
Financials	11.4
Communication Services	10.3
Industrials	8.3
Consumer Staples	5.3
Real Estate	3.0
Energy	2.7
Materials	2.5
Utilities	2.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	5.8%
Apple Inc.	5.4
Amazon.com Inc.	3.4
Tesla Inc.	2.1
Alphabet Inc., Class A	2.1
Alphabet Inc., Class C	1.9
Meta Platforms Inc, Class A	1.8
NVIDIA Corp.	1.5
Berkshire Hathaway Inc., Class B	1.2
JPMorgan Chase & Co.	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021	iShares® Morningstar Value ETF

Investment Objective

The iShares Morningstar Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Large-Mid Cap Broad Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	6.22%	42.68%	12.10%	11.82%	42.68%	77.06%	205.50%
Fund Market	6.23	43.30	12.11	11.82	43.30	77.14	205.60
Index	6.23	42.87	12.36	12.08	42.87	79.06	212.94

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap Broad Value IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,062.20	$ 0.21		$ 1,000.00	$ 1,025.00	$ 0.20		0.04%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	18.5%
Health Care	16.2
Information Technology	13.9
Industrials	11.8
Consumer Staples	9.8
Consumer Discretionary	7.9
Energy	5.4
Communication Services	5.0
Utilities	4.6
Materials	3.5
Real Estate	3.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	4.2%
JPMorgan Chase & Co.	2.5
Johnson & Johnson	2.1
Bank of America Corp.	1.7
Procter & Gamble Co. (The)	1.7
UnitedHealth Group Inc.	1.4
Exxon Mobil Corp.	1.3
Berkshire Hathaway Inc., Class B	1.3
Home Depot Inc. (The)	1.3
Pfizer Inc.	1.2

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments (unaudited) October 31, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Axon Enterprise Inc.(a)	6,448	$1,160,382
HEICO Corp.	4,217	587,808
HEICO Corp., Class A	7,361	925,130
Howmet Aerospace Inc.	27,011	801,957
Huntington Ingalls Industries Inc.	1,959	397,148
Textron Inc.	10,121	747,436
TransDigm Group Inc.(a)	3,447	2,150,307

		6,770,168

Air Freight & Logistics — 0.3%
CH Robinson Worldwide Inc.	4,958	480,877
Expeditors International of Washington Inc.	11,100	1,368,186
United Parcel Service Inc., Class B	20,309	4,335,362

		6,184,425

Auto Components — 0.1%
Aptiv PLC(a)	10,936	1,890,725
Gentex Corp.	10,284	363,951

		2,254,676

Automobiles — 4.0%
Tesla Inc.(a)	80,324	89,480,936
Thor Industries Inc.	2,894	295,072

		89,776,008

Banks — 0.7%
Commerce Bancshares Inc.	4,845	341,621
First Citizens BancShares Inc./NC, Class A(b)	693	564,033
First Republic Bank/CA	17,478	3,781,016
Huntington Bancshares Inc./OH	59,532	937,034
PNC Financial Services Group Inc. (The)	17,769	3,749,792
Regions Financial Corp.	43,609	1,032,661
Signature Bank/New York NY	2,526	752,293
SVB Financial Group(a)	3,958	2,839,469
Western Alliance Bancorp.	5,682	659,623

		14,657,542

Beverages — 0.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	927	456,529
Brown-Forman Corp., Class A	3,217	205,984
Brown-Forman Corp., Class B, NVS	10,531	714,950
Monster Beverage Corp.(a)	37,109	3,154,265

		4,531,728

Biotechnology — 1.6%
Acceleron Pharma Inc.(a)	5,264	916,883
Alnylam Pharmaceuticals Inc.(a)	11,716	1,869,405
Arrowhead Pharmaceuticals Inc.(a)	10,376	662,196
BioMarin Pharmaceutical Inc.(a)	18,177	1,440,164
Bridgebio Pharma Inc.(a)(b)	5,058	249,764
CRISPR Therapeutics AG(a)(b)	3,306	301,937
Exact Sciences Corp.(a)	17,048	1,623,311
Exelixis Inc.(a)	31,242	672,015
Fate Therapeutics Inc.(a)(b)	7,969	428,732
Horizon Therapeutics PLC(a)	22,408	2,686,943
Incyte Corp.(a)	18,614	1,246,766
Mirati Therapeutics Inc.(a)(b)	4,485	847,755
Moderna Inc.(a)	34,763	12,000,535
Natera Inc.(a)	8,645	990,458
Neurocrine Biosciences Inc.(a)	9,426	993,595
Novavax Inc.(a)(b)	2,839	422,528
Seagen Inc.(a)	13,167	2,321,737
Ultragenyx Pharmaceutical Inc.(a)	6,723	564,194

Security	Shares	Value

Biotechnology (continued)
Vertex Pharmaceuticals Inc.(a)	25,720	$4,756,400

		34,995,318

Building Products — 0.4%
A O Smith Corp.	6,951	507,910
Advanced Drainage Systems Inc.	5,525	623,220
Allegion PLC	4,875	625,462
AZEK Co. Inc. (The)(a)	11,050	405,424
Builders FirstSource Inc.(a)	12,457	725,869
Carlisle Companies Inc.	2,754	613,922
Fortune Brands Home & Security Inc.	6,483	657,376
Lennox International Inc.	2,316	693,132
Masco Corp.	10,407	682,179
Trane Technologies PLC	7,805	1,412,159
Trex Co. Inc.(a)	11,299	1,202,214

		8,148,867

Capital Markets — 2.2%
Apollo Global Management Inc.	12,561	966,569
Ares Management Corp., Class A	16,204	1,373,127
Blackstone Inc., NVS	33,839	4,683,994
Carlyle Group Inc. (The)	9,660	542,409
Charles Schwab Corp. (The)	53,766	4,410,425
FactSet Research Systems Inc.	3,745	1,662,368
Intercontinental Exchange Inc.	18,170	2,515,818
KKR & Co. Inc.	57,810	4,605,723
LPL Financial Holdings Inc.	7,970	1,307,239
MarketAxess Holdings Inc.	3,767	1,539,460
Moody’s Corp.	16,005	6,468,421
Morningstar Inc.	2,347	743,412
MSCI Inc.	8,173	5,434,064
Nasdaq Inc.	6,711	1,408,438
Raymond James Financial Inc.	8,624	850,240
S&P Global Inc.	15,592	7,393,103
SEI Investments Co.	5,048	318,226
T Rowe Price Group Inc.	8,042	1,744,149
Tradeweb Markets Inc., Class A	10,443	930,471

		48,897,656

Chemicals — 0.9%
Air Products & Chemicals Inc.	6,524	1,955,960
Albemarle Corp.	8,245	2,065,125
Axalta Coating Systems Ltd.(a)	7,255	226,284
Celanese Corp.	5,728	925,129
Corteva Inc.	33,696	1,453,982
Ecolab Inc.	11,455	2,545,530
FMC Corp.	5,157	469,339
Linde PLC	18,023	5,752,942
PPG Industries Inc.	5,903	947,845
RPM International Inc.	7,733	674,318
Scotts Miracle-Gro Co. (The)	2,914	432,612
Sherwin-Williams Co. (The)	11,094	3,512,471

		20,961,537

Commercial Services & Supplies — 0.4%
Cintas Corp.	4,293	1,859,298
Copart Inc.(a)	21,113	3,278,638
IAA Inc.(a)	13,434	801,338
Republic Services Inc.	6,716	903,973
Rollins Inc.	22,078	777,808
Waste Management Inc.	10,603	1,698,919

		9,319,974

14	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment — 0.2%
Arista Networks Inc.(a)	5,536	$2,268,044
Ciena Corp.(a)	6,295	341,756
F5 Networks Inc.(a)	2,870	606,000
Motorola Solutions Inc.	5,919	1,471,404
Ubiquiti Inc.	623	190,345

		4,877,549

Construction & Engineering — 0.1%
AECOM(a)	5,279	360,926
MasTec Inc.(a)	2,771	246,979
Quanta Services Inc.	5,336	647,150

		1,255,055

Construction Materials — 0.2%
Martin Marietta Materials Inc.	3,902	1,532,862
Vulcan Materials Co.	13,153	2,500,648

		4,033,510

Consumer Finance — 0.5%
American Express Co.	34,886	6,062,489
Capital One Financial Corp.	18,172	2,744,517
Upstart Holdings Inc.(a)	4,577	1,473,977

		10,280,983

Containers & Packaging — 0.2%
AptarGroup Inc.	3,370	407,029
Avery Dennison Corp.	5,067	1,103,187
Ball Corp.	23,240	2,125,995
Crown Holdings Inc.	5,674	590,039

		4,226,250

Distributors — 0.1%
LKQ Corp.(a)	12,755	702,545
Pool Corp.	3,978	2,049,307

		2,751,852

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)	3,245	538,670
Chegg Inc.(a)	14,149	841,017
Service Corp. International	8,480	580,795

		1,960,482

Diversified Financial Services — 1.2%
Berkshire Hathaway Inc., Class B(a)	91,749	26,332,881
Voya Financial Inc.	5,417	377,944

		26,710,825

Electric Utilities — 0.0%
NRG Energy Inc.	6,960	277,634

Electrical Equipment — 0.5%
AMETEK Inc.	12,074	1,598,598
Generac Holdings Inc.(a)	6,258	3,119,989
Hubbell Inc.	1,683	335,540
Plug Power Inc.(a)	50,931	1,949,129
Rockwell Automation Inc.	7,023	2,243,146
Sunrun Inc.(a)(b)	13,125	757,050
Vertiv Holdings Co.	27,956	717,910

		10,721,362

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	24,748	1,899,904
CDW Corp./DE	8,320	1,552,928
Cognex Corp.	17,365	1,521,000
Corning Inc.	45,220	1,608,476
IPG Photonics Corp.(a)	3,579	569,097
Jabil Inc.	4,620	277,015

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Keysight Technologies Inc.(a)	13,019	$2,343,680
TE Connectivity Ltd.	7,598	1,109,308
Teledyne Technologies Inc.(a)	4,623	2,076,744
Trimble Inc.(a)	24,951	2,179,969
Zebra Technologies Corp., Class A(a)	5,297	2,828,333

		17,966,454

Energy Equipment & Services — 0.0%
Halliburton Co.	36,513	912,460

Entertainment — 2.6%
Activision Blizzard Inc.	40,496	3,166,382
Electronic Arts Inc.	12,812	1,796,883
Live Nation Entertainment Inc.(a)	6,943	702,284
Netflix Inc.(a)	43,815	30,245,933
Playtika Holding Corp.(a)	5,100	144,228
Roku Inc.(a)	11,525	3,513,973
Take-Two Interactive Software Inc.(a)	11,509	2,083,129
Walt Disney Co. (The)(a)	101,179	17,106,334
Zynga Inc., Class A(a)	100,943	744,959

		59,504,105

Equity Real Estate Investment Trusts (REITs) — 2.4%
Alexandria Real Estate Equities Inc.	8,763	1,788,879
American Homes 4 Rent, Class A	26,767	1,086,740
American Tower Corp.	28,689	8,089,437
Americold Realty Trust	11,326	333,777
AvalonBay Communities Inc.	6,948	1,644,453
Camden Property Trust	3,341	544,917
Crown Castle International Corp.	42,734	7,704,940
CubeSmart	8,233	452,897
CyrusOne Inc.	12,216	1,001,956
Digital Realty Trust Inc.	10,413	1,643,276
Duke Realty Corp.	22,827	1,283,791
Equinix Inc.	8,873	7,427,322
Equity LifeStyle Properties Inc.	8,848	747,745
Essex Property Trust Inc.	2,155	732,549
Extra Space Storage Inc.	6,544	1,291,589
Healthpeak Properties Inc.	19,373	687,935
Invitation Homes Inc.	57,117	2,356,076
Kilroy Realty Corp.	4,882	328,949
Mid-America Apartment Communities Inc.	4,886	997,770
Prologis Inc.	32,162	4,662,204
Realty Income Corp.	17,921	1,280,097
SBA Communications Corp.	10,863	3,751,320
STORE Capital Corp.	7,887	270,761
Sun Communities Inc.	11,493	2,252,398
UDR Inc.	12,839	712,950
VICI Properties Inc.	20,022	587,646

		53,662,374

Food & Staples Retailing — 0.4%
Casey’s General Stores Inc.	1,945	372,545
Costco Wholesale Corp.	19,336	9,504,418
Performance Food Group Co.(a)(b)	5,958	269,480

		10,146,443

Food Products — 0.3%
Beyond Meat Inc.(a)(b)	5,960	589,921
Darling Ingredients Inc.(a)	15,988	1,351,306
Freshpet Inc.(a)	4,314	672,596
Hershey Co. (The)	8,062	1,413,672
Hormel Foods Corp.	8,916	377,325

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Lamb Weston Holdings Inc.	6,580	$371,441
McCormick & Co. Inc./MD, NVS	12,128	973,029

		5,749,290

Health Care Equipment & Supplies — 4.2%
Abbott Laboratories	103,187	13,299,772
ABIOMED Inc.(a)	4,500	1,494,180
Align Technology Inc.(a)	7,282	4,546,662
Baxter International Inc.	10,427	823,316
Boston Scientific Corp.(a)	45,405	1,958,318
Cooper Companies Inc. (The)	4,881	2,034,986
Danaher Corp.	62,899	19,610,021
DENTSPLY SIRONA Inc.	13,286	760,092
Dexcom Inc.(a)(b)	9,594	5,979,077
Edwards Lifesciences Corp.(a)	61,625	7,383,907
Hologic Inc.(a)(b)	13,873	1,017,030
IDEXX Laboratories Inc.(a)	8,405	5,598,907
Insulet Corp.(a)	6,827	2,116,507
Intuitive Surgical Inc.(a)	35,295	12,746,083
Masimo Corp.(a)	4,965	1,407,776
Novocure Ltd.(a)	8,838	906,514
Penumbra Inc.(a)	3,382	935,292
ResMed Inc.	14,427	3,793,003
STERIS PLC	9,830	2,297,664
Stryker Corp.	11,768	3,131,112
Teleflex Inc.	4,643	1,657,272

		93,497,491

Health Care Providers & Services — 0.9%
Amedisys Inc.(a)	3,247	549,847
Chemed Corp.	955	460,549
DaVita Inc.(a)	2,529	261,094
Encompass Health Corp.	5,393	342,779
Guardant Health Inc.(a)	10,043	1,172,922
Humana Inc.	3,519	1,629,860
LHC Group Inc.(a)	3,157	424,900
Molina Healthcare Inc.(a)	2,006	593,214
UnitedHealth Group Inc.	31,378	14,448,628

		19,883,793

Health Care Technology — 0.3%
Cerner Corp.	15,846	1,177,199
Teladoc Health Inc.(a)	15,789	2,361,877
Veeva Systems Inc., Class A(a)	13,695	4,341,452

		7,880,528

Hotels, Restaurants & Leisure — 2.1%
Airbnb Inc., Class A(a)	33,367	5,694,412
Booking Holdings Inc.(a)	4,064	9,838,050
Boyd Gaming Corp.(a)	4,256	271,448
Caesars Entertainment Inc.(a)	13,974	1,529,594
Chipotle Mexican Grill Inc.(a)	2,788	4,959,936
Churchill Downs Inc.	3,456	794,880
Darden Restaurants Inc.	5,890	848,985
Domino’s Pizza Inc.	3,652	1,785,718
DraftKings Inc., Class A(a)(b)	32,741	1,525,403
Expedia Group Inc.(a)	5,629	925,464
Hilton Worldwide Holdings Inc.(a)	11,320	1,629,514
Marriott International Inc./MD, Class A(a)	27,121	4,339,902
MGM Resorts International	39,653	1,870,035
Penn National Gaming Inc.(a)(b)	16,439	1,177,032
Starbucks Corp.	58,082	6,160,758
Texas Roadhouse Inc.	6,923	614,832

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Vail Resorts Inc.	3,945	$1,359,881
Yum! Brands Inc.	18,691	2,335,254

		47,661,098

Household Durables — 0.2%
DR Horton Inc.	17,840	1,592,577
Garmin Ltd.	7,988	1,147,077
NVR Inc.(a)	197	964,275
Tempur Sealy International Inc.	19,481	866,320

		4,570,249

Household Products — 0.1%
Church & Dwight Co. Inc.	13,768	1,202,773
Clorox Co. (The)	4,046	659,538

		1,862,311

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp.	29,625	580,354

Industrial Conglomerates — 0.1%
Roper Technologies Inc.	5,204	2,538,876

Insurance — 0.6%
American Financial Group Inc./OH	3,034	412,745
Aon PLC, Class A	9,829	3,144,494
Arch Capital Group Ltd.(a)	19,471	814,277
Arthur J Gallagher & Co.	13,172	2,208,549
Athene Holding Ltd., Class A(a)	4,289	373,186
Brown & Brown Inc.	23,172	1,462,385
Cincinnati Financial Corp.	6,261	760,336
Erie Indemnity Co., Class A, NVS	2,487	511,849
Everest Re Group Ltd.	1,883	492,405
Loews Corp.	7,825	438,748
RenaissanceRe Holdings Ltd.	2,216	314,229
W R Berkley Corp.	6,184	492,246
Willis Towers Watson PLC	5,229	1,266,882

		12,692,331

Interactive Media & Services — 11.6%
Alphabet Inc., Class A(a)	29,806	88,253,182
Alphabet Inc., Class C, NVS(a)	27,891	82,708,250
Bumble Inc., Class A(a)(b)	7,021	368,743
IAC/InterActiveCorp.(a)	2,743	417,951
Match Group Inc.(a)	27,448	4,138,609
Meta Platforms Inc, Class A(a)	235,976	76,354,754
Pinterest Inc., Class A(a)	54,830	2,447,611
Snap Inc., Class A, NVS(a)	103,574	5,445,921
Twitter Inc.(a)	36,394	1,948,535

		262,083,556

Internet & Direct Marketing Retail — 7.2%
Amazon.com Inc.(a)	43,116	145,405,692
Chewy Inc., Class A(a)(b)	8,311	629,974
DoorDash Inc., Class A(a)	15,188	2,958,622
eBay Inc.	28,033	2,150,692
Etsy Inc.(a)	12,549	3,145,909
MercadoLibre Inc.(a)	4,524	6,700,134
Wayfair Inc., Class A(a)(b)	4,645	1,157,070

		162,148,093

IT Services — 7.4%
Accenture PLC, Class A	30,317	10,877,436
Akamai Technologies Inc.(a)	9,630	1,015,580
Automatic Data Processing Inc.	16,257	3,649,534
Broadridge Financial Solutions Inc.	11,519	2,055,105

16	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Cloudflare Inc., Class A(a)(b)	26,121	$5,086,281
Concentrix Corp.	2,199	390,718
EPAM Systems Inc.(a)	5,614	3,779,569
Euronet Worldwide Inc.(a)	5,263	590,456
Fidelity National Information Services Inc.	23,192	2,568,282
Fiserv Inc.(a)	22,585	2,224,397
FleetCor Technologies Inc.(a)	8,190	2,026,288
Gartner Inc.(a)	8,294	2,752,862
Genpact Ltd.	7,500	370,125
Global Payments Inc.	16,090	2,300,709
GoDaddy Inc., Class A(a)	16,726	1,156,937
Jack Henry & Associates Inc.	7,280	1,211,974
Mastercard Inc., Class A	86,239	28,934,909
MongoDB Inc.(a)(b)	6,410	3,341,469
Okta Inc.(a)	12,396	3,064,043
Paychex Inc.	15,445	1,904,060
PayPal Holdings Inc.(a)	116,317	27,054,171
Snowflake Inc., Class A(a)	22,537	7,974,492
Square Inc., Class A(a)	39,335	10,010,758
Twilio Inc., Class A(a)	16,489	4,804,235
VeriSign Inc.(a)	9,652	2,149,211
Visa Inc., Class A	167,062	35,378,720
WEX Inc.(a)(b)	2,474	370,358

		167,042,679

Leisure Products — 0.2%
Brunswick Corp./DE	4,987	464,240
Hasbro Inc.	7,742	741,374
Mattel Inc.(a)	16,880	368,153
Peloton Interactive Inc., Class A(a)	26,647	2,436,602
Polaris Inc.	3,028	348,068
YETI Holdings Inc.(a)	8,668	852,324

		5,210,761

Life Sciences Tools & Services — 1.9%
10X Genomics Inc., Class A(a)(b)	8,985	1,449,011
Agilent Technologies Inc.	20,320	3,200,197
Avantor Inc.(a)	57,918	2,338,729
Bio-Rad Laboratories Inc., Class A(a)	2,134	1,695,847
Bio-Techne Corp.	3,857	2,019,718
Bruker Corp.	9,860	791,758
Charles River Laboratories International Inc.(a)	4,996	2,241,605
Illumina Inc.(a)	14,495	6,016,295
IQVIA Holdings Inc.(a)	10,709	2,799,547
Mettler-Toledo International Inc.(a)	2,289	3,389,734
PerkinElmer Inc.	3,229	571,178
PPD Inc.(a)	11,841	558,540
Repligen Corp.(a)	5,069	1,472,545
Sotera Health Co.(a)	9,813	242,381
Syneos Health Inc.(a)	3,721	347,318
Thermo Fisher Scientific Inc.	13,715	8,682,555
Waters Corp.(a)	4,111	1,510,998
West Pharmaceutical Services Inc.	7,332	3,151,880

		42,479,836

Machinery — 1.4%
AGCO Corp.	3,824	467,331
Caterpillar Inc.	22,881	4,667,953
Deere & Co.	18,138	6,208,819
Donaldson Co. Inc.	6,124	367,501
Dover Corp.	6,251	1,056,919
Fortive Corp.	18,665	1,413,127

Security	Shares	Value

Machinery (continued)
Graco Inc.	16,827	$1,265,054
IDEX Corp.	7,535	1,677,065
Ingersoll Rand Inc.(a)	19,657	1,056,760
ITT Inc.	4,576	430,464
Lincoln Electric Holdings Inc.	2,255	321,112
Middleby Corp. (The)(a)	2,485	453,363
Nordson Corp.	5,305	1,348,584
Oshkosh Corp.	3,104	332,128
Otis Worldwide Corp.	27,404	2,200,815
PACCAR Inc.	10,187	912,959
Parker-Hannifin Corp.	3,766	1,116,958
Pentair PLC	8,596	635,846
Stanley Black & Decker Inc.	7,165	1,287,766
Toro Co. (The)	10,452	997,853
Woodward Inc.	6,306	712,263
Xylem Inc./NY	17,865	2,332,990

		31,263,630

Media — 0.6%
Altice USA Inc., Class A(a)	13,656	222,593
Cable One Inc.	489	836,782
Charter Communications Inc., Class A(a)(b)	12,546	8,467,170
Liberty Broadband Corp., Class A(a)	2,325	373,790
Liberty Broadband Corp., Class C, NVS(a)	14,389	2,337,493
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	4,059	202,057
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	8,002	394,658
New York Times Co. (The), Class A	16,568	904,447
Sirius XM Holdings Inc.(b)	39,352	239,654

		13,978,644

Metals & Mining — 0.3%
Freeport-McMoRan Inc.	83,605	3,153,581
Newmont Corp.	32,784	1,770,336
Royal Gold Inc.	6,540	647,591
Southern Copper Corp.	4,167	249,978

		5,821,486

Multi-Utilities — 0.0%
CMS Energy Corp.	8,372	505,250

Multiline Retail — 0.2%
Dollar General Corp.	6,670	1,477,538
Target Corp.	12,443	3,230,452

		4,707,990

Oil, Gas & Consumable Fuels — 0.1%
Cheniere Energy Inc.(a)	23,248	2,403,843
Targa Resources Corp.	9,200	502,964
Texas Pacific Land Corp.	395	503,100

		3,409,907

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	15,049	4,880,842

Pharmaceuticals — 1.0%
Catalent Inc.(a)	16,887	2,328,042
Elanco Animal Health Inc.(a)(b)	33,006	1,085,237
Eli Lilly & Co.	36,015	9,175,182
Zoetis Inc.	46,885	10,136,537

		22,724,998

Professional Services — 0.8%
Booz Allen Hamilton Holding Corp.	7,425	644,936
Clarivate PLC(a)(b)	36,890	865,070
CoStar Group Inc.(a)	39,159	3,369,632

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Dun & Bradstreet Holdings Inc.(a)	7,372	$138,888
Equifax Inc.	12,081	3,351,632
IHS Markit Ltd.	17,158	2,242,894
Jacobs Engineering Group Inc.	5,796	813,874
Leidos Holdings Inc.	4,420	441,912
Robert Half International Inc.	5,366	606,734
TransUnion	18,987	2,189,011
Verisk Analytics Inc.	16,000	3,364,320

		18,028,903

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	13,980	1,455,038
Zillow Group Inc., Class A(a)	3,669	387,887
Zillow Group Inc., Class C, NVS(a)(b)	16,778	1,738,704

		3,581,629

Road & Rail — 0.7%
AMERCO	592	436,298
JB Hunt Transport Services Inc.	8,316	1,639,832
Kansas City Southern	6,176	1,916,104
Knight-Swift Transportation Holdings Inc.	4,684	265,536
Lyft Inc., Class A(a)	11,307	518,652
Old Dominion Freight Line Inc.	9,299	3,174,214
TuSimple Holdings Inc., Class A(a)	3,320	129,878
Uber Technologies Inc.(a)	160,198	7,019,876
XPO Logistics Inc.(a)	5,317	456,199

		15,556,589

Semiconductors & Semiconductor Equipment — 6.8%
Advanced Micro Devices Inc.(a)	120,057	14,434,453
Analog Devices Inc.	14,343	2,488,367
Applied Materials Inc.	60,997	8,335,240
Broadcom Inc.	13,125	6,978,169
Brooks Automation Inc.	7,407	862,545
Enphase Energy Inc.(a)	13,348	3,091,797
Entegris Inc.	13,446	1,892,928
First Solar Inc.(a)	4,688	560,638
KLA Corp.	9,346	3,483,815
Lam Research Corp.	9,528	5,369,695
Marvell Technology Inc.	81,257	5,566,105
Microchip Technology Inc.	17,646	1,307,392
MKS Instruments Inc.	3,210	481,661
Monolithic Power Systems Inc.	4,278	2,247,918
NVIDIA Corp.	246,685	63,069,954
NXP Semiconductors NV	10,448	2,098,585
ON Semiconductor Corp.(a)	22,348	1,074,268
Qorvo Inc.(a)	11,023	1,854,399
QUALCOMM Inc.	75,638	10,062,880
Skyworks Solutions Inc.	11,078	1,851,466
SolarEdge Technologies Inc.(a)	5,177	1,836,178
Teradyne Inc.	16,356	2,261,054
Texas Instruments Inc.	34,896	6,542,302
Universal Display Corp.	4,277	783,546
Wolfspeed Inc.(a)	6,456	775,430
Xilinx Inc.	14,495	2,609,100

		151,919,885

Software — 19.9%
Adobe Inc.(a)	47,159	30,670,327
Anaplan Inc.(a)	14,414	939,937
ANSYS Inc.(a)	8,649	3,282,987
Aspen Technology Inc.(a)	6,613	1,036,191
Autodesk Inc.(a)	21,741	6,905,159

Security	Shares	Value

Software (continued)
Avalara Inc.(a)	8,571	$1,539,694
Bill.com Holdings Inc.(a)	8,751	2,575,507
Black Knight Inc.(a)	15,314	1,073,665
Cadence Design Systems Inc.(a)	27,445	4,751,004
Ceridian HCM Holding Inc.(a)	13,374	1,675,093
Citrix Systems Inc.	6,190	586,379
Coupa Software Inc.(a)	7,287	1,659,250
Crowdstrike Holdings Inc., Class A(a)	19,756	5,567,241
Datadog Inc., Class A(a)	23,766	3,970,110
DocuSign Inc.(a)	19,241	5,354,578
Dropbox Inc., Class A(a)	28,481	868,386
Dynatrace Inc.(a)	19,447	1,458,525
Elastic NV(a)	7,078	1,228,104
Fair Isaac Corp.(a)	2,818	1,122,128
Five9 Inc.(a)	6,684	1,056,139
Fortinet Inc.(a)	13,442	4,521,082
Guidewire Software Inc.(a)	8,164	1,026,460
HubSpot Inc.(a)	4,415	3,577,165
Intuit Inc.	27,049	16,932,404
Manhattan Associates Inc.(a)	6,206	1,126,637
Microsoft Corp.	743,914	246,696,761
NortonLifeLock Inc.	16,678	424,455
Nuance Communications Inc.(a)	14,209	782,205
Oracle Corp.	57,320	5,499,281
Palantir Technologies Inc., Class A(a)	155,408	4,021,959
Palo Alto Networks Inc.(a)	9,658	4,916,791
Paycom Software Inc.(a)	4,763	2,609,410
Paylocity Holding Corp.(a)	3,899	1,189,741
Pegasystems Inc.	3,970	471,318
PTC Inc.(a)	10,485	1,335,265
RingCentral Inc., Class A(a)	8,027	1,956,822
salesforce.com Inc.(a)	96,173	28,822,086
ServiceNow Inc.(a)	19,609	13,682,376
Smartsheet Inc., Class A(a)	12,402	855,862
Splunk Inc.(a)	16,250	2,678,325
SS&C Technologies Holdings Inc.	9,251	735,177
Synopsys Inc.(a)	15,127	5,040,014
Trade Desk Inc. (The), Class A(a)	42,973	3,219,107
Tyler Technologies Inc.(a)	4,052	2,201,127
VMware Inc., Class A(a)	7,911	1,200,099
Workday Inc., Class A(a)	18,737	5,433,355
Zendesk Inc.(a)	11,829	1,204,192
Zoom Video Communications Inc., Class A(a)	21,358	5,865,975
Zscaler Inc.(a)	7,743	2,468,933

		447,814,788

Specialty Retail — 2.0%
Advance Auto Parts Inc.	3,031	683,551
AutoZone Inc.(a)	764	1,363,618
Bath & Body Works Inc.	13,997	967,053
Burlington Stores Inc.(a)	6,604	1,824,619
CarMax Inc.(a)(b)	6,138	840,415
Carvana Co.(a)	8,380	2,540,649
Five Below Inc.(a)	5,468	1,078,836
Floor & Decor Holdings Inc., Class A(a)	10,459	1,421,587
Home Depot Inc. (The)	35,221	13,093,055
Lithia Motors Inc.	2,967	947,126
Lowe’s Companies Inc.	33,633	7,864,068
O’Reilly Automotive Inc.(a)	2,294	1,427,602
RH(a)(b)	1,678	1,106,859
Ross Stores Inc.	21,157	2,394,972

18	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
TJX Companies Inc. (The)	65,765	$4,306,950
Tractor Supply Co.	6,370	1,383,373
Ulta Beauty Inc.(a)	5,426	1,993,295
Williams-Sonoma Inc.	3,494	648,941

		45,886,569

Technology Hardware, Storage & Peripherals — 6.5%
Apple Inc.	977,761	146,468,598
Western Digital Corp.(a)	12,252	640,657

		147,109,255

Textiles, Apparel & Luxury Goods — 1.1%
Deckers Outdoor Corp.(a)	2,720	1,075,243
Lululemon Athletica Inc.(a)	11,740	5,470,958
Nike Inc., Class B	86,484	14,467,908
Under Armour Inc., Class A(a)	18,804	412,936
Under Armour Inc., Class C, NVS(a)	19,589	369,840
VF Corp.	32,321	2,355,555

		24,152,440

Trading Companies & Distributors — 0.3%
Fastenal Co.	56,985	3,252,704
SiteOne Landscape Supply Inc.(a)	4,429	1,040,638
United Rentals Inc.(a)	2,272	861,338
Watsco Inc.	3,281	950,112
WW Grainger Inc.	2,216	1,026,251

		7,131,043

Water Utilities — 0.1%
American Water Works Co. Inc.	9,984	1,739,013
Essential Utilities Inc.	12,184	573,501

		2,312,514

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	35,463	$4,079,309

Total Common Stocks — 99.9% (Cost: $1,541,568,952)		2,246,532,154

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	35,162,811	35,180,392
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	2,717,000	2,717,000

		37,897,392

Total Short-Term Investments — 1.7% (Cost: $37,897,392)		37,897,392

Total Investments in Securities — 101.6% (Cost: $1,579,466,344)		2,284,429,546

Other Assets, Less Liabilities — (1.6)%		(35,001,039)

Net Assets — 100.0%		$2,249,428,507

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$19,338,813	$15,843,705	(a)	$—		$(2,126)	$—	$35,180,392	35,162,811	$23,965	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,067,000	—		(350,000	)(a)	—	—	2,717,000	2,717,000	101		—

						$(2,126)	$—	$37,897,392		$24,066		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Growth ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
NASDAQ 100 E-Mini Index	8	12/17/21	$2,534	$74,042
S&P 500 E-Mini Index	3	12/17/21	315	(6,346)

				$67,696

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$74,042

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$6,346

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$625,695

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$28,164

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,864,194

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Growth ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,246,532,154	$—	$—	$2,246,532,154
Money Market Funds	37,897,392	—	—	37,897,392

	$2,284,429,546	$—	$—	$2,284,429,546

Derivative financial instruments(a)
Assets
Futures Contracts	$74,042	$—	$—	$74,042
Liabilities
Futures Contracts	(6,346)	—	—	(6,346)

	$67,696	$—	$—	$67,696

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) October 31, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Axon Enterprise Inc.(a)(b)	6,537	$1,176,399
HEICO Corp.	4,211	586,971
HEICO Corp., Class A	7,423	932,923
Howmet Aerospace Inc.	38,431	1,141,016
Huntington Ingalls Industries Inc.	3,996	810,109
Textron Inc.	22,188	1,638,584
TransDigm Group Inc.(a)	5,190	3,237,626

		9,523,628

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	13,113	1,271,830
Expeditors International of Washington Inc.	16,840	2,075,698

		3,347,528

Airlines — 0.9%
Alaska Air Group Inc.(a)	12,408	655,142
American Airlines Group Inc.(a)	64,028	1,229,338
Delta Air Lines Inc.(a)	63,429	2,481,977
Southwest Airlines Co.(a)	58,644	2,772,688
United Airlines Holdings Inc.(a)(b)	32,024	1,477,587

		8,616,732

Auto Components — 0.5%
Autoliv Inc.	7,796	755,042
BorgWarner Inc.	23,666	1,066,627
Gentex Corp.	23,790	841,928
Lear Corp.	5,948	1,022,164
QuantumScape Corp.(a)	23,080	667,935

		4,353,696

Automobiles — 0.1%
Harley-Davidson Inc.	15,286	557,786
Thor Industries Inc.	5,496	560,372

		1,118,158

Banks — 3.4%
Citizens Financial Group Inc.	42,212	2,000,005
Comerica Inc.	13,212	1,124,209
Commerce Bancshares Inc.	10,575	745,643
Cullen/Frost Bankers Inc.	5,611	726,624
East West Bancorp. Inc.	13,998	1,112,561
Fifth Third Bancorp	68,465	2,980,281
First Citizens BancShares Inc./NC, Class A(b)	711	578,683
First Horizon Corp.	54,690	928,089
First Republic Bank/CA	17,476	3,780,583
Huntington Bancshares Inc./OH	146,358	2,303,675
KeyCorp	94,778	2,205,484
M&T Bank Corp.	12,746	1,875,192
People’s United Financial Inc.	42,597	730,113
Regions Financial Corp.	94,579	2,239,631
Signature Bank/New York NY	6,002	1,787,516
SVB Financial Group(a)	5,815	4,171,681
Western Alliance Bancorp.	10,282	1,193,637
Zions Bancorp. NA	16,135	1,016,344

		31,499,951

Beverages — 0.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)	930	458,006
Brown-Forman Corp., Class A	5,582	357,416
Brown-Forman Corp., Class B, NVS	18,062	1,226,229
Molson Coors Beverage Co., Class B	18,756	826,952

		2,868,603

Security	Shares	Value

Biotechnology — 2.2%
Acceleron Pharma Inc.(a)	5,313	$925,418
Alnylam Pharmaceuticals Inc.(a)	11,780	1,879,617
Arrowhead Pharmaceuticals Inc.(a)	10,380	662,452
BioMarin Pharmaceutical Inc.(a)	18,142	1,437,391
Bridgebio Pharma Inc.(a)	10,884	537,452
CRISPR Therapeutics AG(a)(b)	6,979	637,392
Exact Sciences Corp.(a)(b)	17,032	1,621,787
Exelixis Inc.(a)	31,317	673,629
Fate Therapeutics Inc.(a)	8,073	434,327
Horizon Therapeutics PLC(a)	22,391	2,684,905
Incyte Corp.(a)	18,561	1,243,216
Mirati Therapeutics Inc.(a)	4,574	864,577
Natera Inc.(a)	8,612	986,677
Neurocrine Biosciences Inc.(a)	9,423	993,278
Novavax Inc.(a)	7,376	1,097,770
Seagen Inc.(a)	13,164	2,321,208
Ultragenyx Pharmaceutical Inc.(a)	6,754	566,796
United Therapeutics Corp.(a)	4,466	851,934

		20,419,826

Building Products — 1.3%
A O Smith Corp.	13,261	968,981
Advanced Drainage Systems Inc.	5,550	626,040
Allegion PLC	8,930	1,145,719
AZEK Co. Inc. (The)(a)	11,092	406,965
Builders FirstSource Inc.(a)	20,465	1,192,496
Carlisle Companies Inc.	5,146	1,147,146
Fortune Brands Home & Security Inc.	13,632	1,382,285
Lennox International Inc.	3,375	1,010,070
Masco Corp.	24,450	1,602,698
Owens Corning	10,165	949,513
Trex Co. Inc.(a)	11,483	1,221,791

		11,653,704

Capital Markets — 3.4%
Ameriprise Financial Inc.	11,275	3,406,516
Apollo Global Management Inc.	20,720	1,594,404
Ares Management Corp., Class A	16,158	1,369,229
Carlyle Group Inc. (The)	13,763	772,792
FactSet Research Systems Inc.	3,737	1,658,817
Franklin Resources Inc.	28,035	882,822
Invesco Ltd.	33,992	863,737
Jefferies Financial Group Inc.	19,676	846,068
KKR & Co. Inc.	57,791	4,604,209
LPL Financial Holdings Inc.	7,989	1,310,356
MarketAxess Holdings Inc.	3,762	1,537,417
Morningstar Inc.	2,358	746,896
Nasdaq Inc.	11,612	2,437,010
Northern Trust Corp.	20,656	2,541,514
Raymond James Financial Inc.	18,319	1,806,070
SEI Investments Co.	10,674	672,889
State Street Corp.	36,378	3,585,052
Tradeweb Markets Inc., Class A	10,429	929,224

		31,565,022

Chemicals — 2.4%
Albemarle Corp.	11,592	2,903,448
Axalta Coating Systems Ltd.(a)	21,539	671,802
Celanese Corp.	11,001	1,776,772
CF Industries Holdings Inc.	21,239	1,206,375
Corteva Inc.	72,773	3,140,155
Eastman Chemical Co.	13,429	1,397,019

22	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
FMC Corp.	12,813	$1,166,111
International Flavors & Fragrances Inc.	24,688	3,640,246
LyondellBasell Industries NV, Class A	26,194	2,431,327
Mosaic Co. (The)	34,418	1,430,756
RPM International Inc.	12,807	1,116,770
Scotts Miracle-Gro Co. (The)	4,035	599,036
Westlake Chemical Corp.	3,317	322,877

		21,802,694

Commercial Services & Supplies — 0.8%
Copart Inc.(a)	21,105	3,277,396
IAA Inc.(a)	13,409	799,847
Republic Services Inc.	20,827	2,803,314
Rollins Inc.	22,535	793,908

		7,674,465

Communications Equipment — 1.1%
Arista Networks Inc.(a)	5,550	2,273,779
Ciena Corp.(a)	15,408	836,500
F5 Networks Inc.(a)	5,978	1,262,255
Juniper Networks Inc.	32,371	955,592
Motorola Solutions Inc.	16,784	4,172,335
Ubiquiti Inc.	625	190,956

		9,691,417

Construction & Engineering — 0.3%
AECOM(a)	14,201	970,922
MasTec Inc.(a)(b)	5,693	507,417
Quanta Services Inc.	13,777	1,670,875

		3,149,214

Construction Materials — 0.5%
Martin Marietta Materials Inc.	6,183	2,428,930
Vulcan Materials Co.	13,151	2,500,268

		4,929,198

Consumer Finance — 1.2%
Ally Financial Inc.	35,725	1,705,511
Discover Financial Services	29,684	3,363,791
OneMain Holdings Inc.	10,967	579,167
SoFi Technologies Inc.(a)	58,022	1,165,662
Synchrony Financial	56,469	2,622,985
Upstart Holdings Inc.(a)	4,566	1,470,435

		10,907,551

Containers & Packaging — 1.6%
Amcor PLC	153,497	1,852,709
AptarGroup Inc.	6,532	788,935
Avery Dennison Corp.	8,210	1,787,481
Ball Corp.	32,374	2,961,573
Berry Global Group Inc.(a)	13,470	882,824
Crown Holdings Inc.	12,994	1,351,246
International Paper Co.	38,740	1,924,216
Packaging Corp. of America	9,394	1,290,454
Sealed Air Corp.	14,923	885,232
Westrock Co.	26,401	1,269,888

		14,994,558

Distributors — 0.6%
Genuine Parts Co.	14,185	1,859,795
LKQ Corp.(a)	26,742	1,472,949
Pool Corp.	3,972	2,046,216

		5,378,960

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions Inc.(a)(b)	6,029	1,000,814

Security	Shares	Value

Diversified Consumer Services (continued)
Chegg Inc.(a)	14,010	$832,754
Service Corp. International	16,540	1,132,825

		2,966,393

Diversified Financial Services — 0.2%
Equitable Holdings Inc.	37,863	1,268,411
Voya Financial Inc.	11,294	787,982

		2,056,393

Diversified Telecommunication Services — 0.1%
Lumen Technologies Inc.	99,031	1,174,508

Electric Utilities — 2.0%
Alliant Energy Corp.	24,761	1,400,730
Avangrid Inc.	6,970	367,319
Edison International	37,637	2,368,496
Entergy Corp.	19,919	2,052,055
Evergy Inc.	22,687	1,446,296
Eversource Energy	34,062	2,891,864
FirstEnergy Corp.	53,939	2,078,270
NRG Energy Inc.	24,159	963,703
OGE Energy Corp.	19,871	677,005
PG&E Corp.(a)	149,846	1,738,214
Pinnacle West Capital Corp.	11,205	722,610
PPL Corp.	76,284	2,196,979

		18,903,541

Electrical Equipment — 1.7%
AMETEK Inc.	22,917	3,034,211
ChargePoint Holdings Inc.(a)	16,964	420,368
Generac Holdings Inc.(a)	6,257	3,119,490
Hubbell Inc.	5,365	1,069,620
Plug Power Inc.(a)	51,372	1,966,006
Rockwell Automation Inc.	11,501	3,673,419
Sensata Technologies Holding PLC(a)	15,607	859,946
Sunrun Inc.(a)	20,304	1,171,135
Vertiv Holdings Co.	28,070	720,838

		16,035,033

Electronic Equipment, Instruments & Components — 2.2%
Arrow Electronics Inc.(a)	7,150	827,613
CDW Corp./DE	13,629	2,543,853
Cognex Corp.	17,491	1,532,037
Corning Inc.	76,187	2,709,972
Flex Ltd.(a)	48,607	821,458
IPG Photonics Corp.(a)(b)	3,565	566,871
Jabil Inc.	14,518	870,499
Keysight Technologies Inc.(a)	18,261	3,287,345
Teledyne Technologies Inc.(a)(b)	4,619	2,074,947
Trimble Inc.(a)	24,941	2,179,095
Zebra Technologies Corp., Class A(a)	5,293	2,826,197

		20,239,887

Energy Equipment & Services — 0.5%
Baker Hughes Co.	82,105	2,059,193
Halliburton Co.	88,208	2,204,318

		4,263,511

Entertainment — 0.6%
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	2,341	122,083
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	20,270	1,131,066
Live Nation Entertainment Inc.(a)	13,117	1,326,784
Playtika Holding Corp.(a)	10,196	288,343
Take-Two Interactive Software Inc.(a)	11,539	2,088,559

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Zynga Inc., Class A(a)	101,194	$746,812

		5,703,647

Equity Real Estate Investment Trusts (REITs) — 7.2%
Alexandria Real Estate Equities Inc.	13,743	2,805,496
American Homes 4 Rent, Class A	27,047	1,098,108
Americold Realty Trust	25,992	765,984
AvalonBay Communities Inc.	13,839	3,275,415
Boston Properties Inc.	14,069	1,598,801
Camden Property Trust	9,954	1,623,497
CubeSmart	19,916	1,095,579
CyrusOne Inc.	12,319	1,010,404
Duke Realty Corp.	37,488	2,108,325
Equity LifeStyle Properties Inc.	16,903	1,428,473
Equity Residential	33,776	2,918,246
Essex Property Trust Inc.	6,446	2,191,189
Extra Space Storage Inc.	13,263	2,617,718
Federal Realty Investment Trust	6,968	838,599
Gaming and Leisure Properties Inc.	22,152	1,074,151
Healthpeak Properties Inc.	53,402	1,896,305
Host Hotels & Resorts Inc.(a)	70,613	1,188,417
Invitation Homes Inc.	57,132	2,356,695
Iron Mountain Inc.	28,620	1,306,217
Kilroy Realty Corp.	10,434	703,043
Kimco Realty Corp.	60,675	1,371,255
Lamar Advertising Co., Class A	8,562	969,218
Medical Properties Trust Inc.	58,983	1,258,107
Mid-America Apartment Communities Inc.	11,500	2,348,415
National Retail Properties Inc.	17,482	792,984
Omega Healthcare Investors Inc.	23,676	695,127
Realty Income Corp.	38,596	2,756,912
Regency Centers Corp.	15,091	1,062,557
SBA Communications Corp.	10,859	3,749,939
STORE Capital Corp.	24,344	835,730
Sun Communities Inc.	11,488	2,251,418
UDR Inc.	27,615	1,533,461
Ventas Inc.	39,002	2,081,537
VEREIT Inc.	22,627	1,138,138
VICI Properties Inc.	61,085	1,792,845
Vornado Realty Trust	15,774	672,446
Welltower Inc.	41,885	3,367,554
Weyerhaeuser Co.	74,319	2,654,675
WP Carey Inc.	18,230	1,405,715

		66,638,695

Food & Staples Retailing — 0.5%
Casey’s General Stores Inc.	3,679	704,676
Kroger Co. (The)	67,401	2,697,388
Performance Food Group Co.(a)(b)	15,300	692,019
U.S. Foods Holding Corp.(a)	22,153	768,044

		4,862,127

Food Products — 2.3%
Archer-Daniels-Midland Co.	55,445	3,561,787
Beyond Meat Inc.(a)(b)	5,982	592,099
Bunge Ltd.	13,966	1,293,810
Campbell Soup Co.	20,195	806,790
Conagra Brands Inc.	47,555	1,531,271
Darling Ingredients Inc.(a)	16,135	1,363,730
Freshpet Inc.(a)	4,289	668,698
Hershey Co. (The)	14,415	2,527,670
Hormel Foods Corp.	28,063	1,187,626

Security	Shares	Value

Food Products (continued)
JM Smucker Co. (The)	10,712	$1,316,076
Kellogg Co.	25,324	1,552,361
Lamb Weston Holdings Inc.	14,303	807,405
McCormick & Co. Inc./MD, NVS	24,700	1,981,681
Tyson Foods Inc., Class A	29,222	2,336,883

		21,527,887

Gas Utilities — 0.2%
Atmos Energy Corp.	13,021	1,199,495
UGI Corp.	20,817	903,666

		2,103,161

Health Care Equipment & Supplies — 3.2%
ABIOMED Inc.(a)	4,492	1,491,524
Cooper Companies Inc. (The)	4,882	2,035,403
DENTSPLY SIRONA Inc.	21,609	1,236,251
Dexcom Inc.(a)(b)	9,590	5,976,584
Hill-Rom Holdings Inc.	6,494	1,005,921
Hologic Inc.(a)	25,121	1,841,620
Insulet Corp.(a)	6,826	2,116,196
Masimo Corp.(a)	5,011	1,420,819
Novocure Ltd.(a)	8,874	910,206
Penumbra Inc.(a)	3,412	943,589
ResMed Inc.	14,424	3,792,214
STERIS PLC	9,888	2,311,221
Teleflex Inc.	4,635	1,654,417
Zimmer Biomet Holdings Inc.	20,701	2,962,727

		29,698,692

Health Care Providers & Services — 2.1%
Agilon Health Inc.(a)	4,725	115,762
Amedisys Inc.(a)	3,218	544,936
AmerisourceBergen Corp.	14,829	1,809,435
Cardinal Health Inc.	28,712	1,372,721
Chemed Corp.	1,566	755,203
DaVita Inc.(a)	6,678	689,437
Encompass Health Corp.	9,906	629,625
Guardant Health Inc.(a)	10,017	1,169,885
Henry Schein Inc.(a)	13,793	1,053,096
Laboratory Corp. of America Holdings(a)	9,585	2,751,087
LHC Group Inc.(a)	3,147	423,555
McKesson Corp.	15,332	3,187,216
Molina Healthcare Inc.(a)	5,783	1,710,149
Quest Diagnostics Inc.	12,106	1,776,919
Universal Health Services Inc., Class B	7,493	929,881

		18,918,907

Health Care Technology — 0.5%
Cerner Corp.	29,299	2,176,623
Teladoc Health Inc.(a)(b)	15,785	2,361,278

		4,537,901

Hotels, Restaurants & Leisure — 3.9%
Airbnb Inc., Class A(a)	33,360	5,693,218
Aramark	25,411	926,993
Boyd Gaming Corp.(a)	8,064	514,322
Caesars Entertainment Inc.(a)	21,155	2,315,626
Carnival Corp.(a)	79,125	1,753,410
Churchill Downs Inc.	3,447	792,810
Darden Restaurants Inc.	12,915	1,861,568
Domino’s Pizza Inc.	3,651	1,785,229
DraftKings Inc., Class A(a)(b)	32,793	1,527,826
Expedia Group Inc.(a)	14,402	2,367,833
Hilton Worldwide Holdings Inc.(a)	27,624	3,976,475

24	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
MGM Resorts International	39,613	$1,868,149
Norwegian Cruise Line Holdings Ltd.(a)(b)	36,499	938,754
Penn National Gaming Inc.(a)	16,460	1,178,536
Royal Caribbean Cruises Ltd.(a)	22,210	1,875,190
Texas Roadhouse Inc.	6,952	617,407
Vail Resorts Inc.	3,981	1,372,291
Wynn Resorts Ltd.(a)	10,480	941,104
Yum! Brands Inc.	29,305	3,661,367

		35,968,108

Household Durables — 1.7%
DR Horton Inc.	32,308	2,884,135
Garmin Ltd.	15,060	2,162,616
Lennar Corp., Class A	27,228	2,720,894
Lennar Corp., Class B	1,570	128,866
Mohawk Industries Inc.(a)	5,519	978,022
Newell Brands Inc.	37,693	862,793
NVR Inc.(a)	333	1,629,968
PulteGroup Inc.	25,653	1,233,396
Tempur Sealy International Inc.	19,384	862,007
Toll Brothers Inc.	11,546	694,723
Whirlpool Corp.	6,200	1,307,146

		15,464,566

Household Products — 0.4%
Church & Dwight Co. Inc.	24,338	2,126,167
Clorox Co. (The)	12,172	1,984,158

		4,110,325

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	65,967	1,657,751
Vistra Corp.	48,038	941,064

		2,598,815

Insurance — 3.7%
Aflac Inc.	61,166	3,282,779
Alleghany Corp.(a)	1,381	899,556
American Financial Group Inc./OH	6,581	895,279
Arch Capital Group Ltd.(a)	39,202	1,639,428
Arthur J Gallagher & Co.	20,493	3,436,061
Assurant Inc.	5,800	935,598
Athene Holding Ltd., Class A(a)	12,996	1,130,782
Brown & Brown Inc.	23,116	1,458,851
Cincinnati Financial Corp.	14,846	1,802,898
Erie Indemnity Co., Class A, NVS	2,483	511,026
Everest Re Group Ltd.	3,935	1,029,003
Fidelity National Financial Inc.	28,210	1,351,541
Globe Life Inc.	9,317	829,399
Hartford Financial Services Group Inc. (The)	34,413	2,509,740
Lincoln National Corp.	17,449	1,258,945
Loews Corp.	20,066	1,125,101
Markel Corp.(a)	1,358	1,783,231
Old Republic International Corp.	28,222	728,974
Principal Financial Group Inc.	24,708	1,657,660
Reinsurance Group of America Inc.	6,770	799,402
RenaissanceRe Holdings Ltd.	4,690	665,042
W R Berkley Corp.	13,840	1,101,664
Willis Towers Watson PLC	12,791	3,099,003

		33,930,963

Interactive Media & Services — 0.4%
Bumble Inc., Class A(a)(b)	7,045	370,003
IAC/InterActiveCorp.(a)	8,239	1,255,377

Security	Shares	Value

Interactive Media & Services (continued)
Pinterest Inc., Class A(a)	55,030	$2,456,539

		4,081,919

Internet & Direct Marketing Retail — 0.6%
Chewy Inc., Class A(a)(b)	8,613	652,865
Etsy Inc.(a)	12,546	3,145,157
Wayfair Inc., Class A(a)(b)	7,666	1,909,601

		5,707,623

IT Services — 4.1%
Affirm Holdings Inc.(a)	9,178	1,491,425
Akamai Technologies Inc.(a)	16,129	1,700,964
Broadridge Financial Solutions Inc.	11,511	2,053,678
Cloudflare Inc., Class A(a)	26,112	5,084,529
Concentrix Corp.	4,263	757,450
DXC Technology Co.(a)	25,079	816,823
EPAM Systems Inc.(a)	5,613	3,778,896
Euronet Worldwide Inc.(a)	5,235	587,315
FleetCor Technologies Inc.(a)	8,188	2,025,793
Gartner Inc.(a)	8,291	2,751,866
Genpact Ltd.	17,195	848,573
GoDaddy Inc., Class A(a)	16,808	1,162,609
Jack Henry & Associates Inc.	7,395	1,231,120
MongoDB Inc.(a)(b)	6,407	3,339,905
Okta Inc.(a)	12,396	3,064,043
Paychex Inc.	31,743	3,913,277
VeriSign Inc.(a)	9,647	2,148,097
Western Union Co. (The)	40,455	737,090
WEX Inc.(a)	4,460	667,662

		38,161,115

Leisure Products — 0.7%
Brunswick Corp./DE	7,716	718,282
Hasbro Inc.	12,793	1,225,058
Mattel Inc.(a)	34,622	755,106
Peloton Interactive Inc., Class A(a)(b)	26,638	2,435,779
Polaris Inc.	5,670	651,766
YETI Holdings Inc.(a)	8,705	855,963

		6,641,954

Life Sciences Tools & Services — 2.7%
10X Genomics Inc., Class A(a)	8,964	1,445,624
Avantor Inc.(a)	57,903	2,338,123
Bio-Rad Laboratories Inc., Class A(a)	2,128	1,691,079
Bio-Techne Corp.	3,855	2,018,671
Bruker Corp.	10,074	808,942
Charles River Laboratories International Inc.(a)	4,995	2,241,157
Mettler-Toledo International Inc.(a)	2,291	3,392,696
PerkinElmer Inc.	11,113	1,965,779
PPD Inc.(a)	11,892	560,946
Repligen Corp.(a)	5,061	1,470,220
Sotera Health Co.(a)	9,857	243,468
Syneos Health Inc.(a)	10,210	953,001
Waters Corp.(a)	6,082	2,235,439
West Pharmaceutical Services Inc.	7,333	3,152,310

		24,517,455

Machinery — 3.7%
AGCO Corp.	6,154	752,080
Donaldson Co. Inc.	12,503	750,305
Dover Corp.	14,270	2,412,772
Fortive Corp.	35,524	2,689,522
Graco Inc.	16,779	1,261,445
IDEX Corp.	7,524	1,674,617

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Ingersoll Rand Inc.(a)	40,161	$2,159,055
ITT Inc.	8,572	806,368
Lincoln Electric Holdings Inc.	5,912	841,869
Middleby Corp. (The)(a)	5,486	1,000,866
Nordson Corp.	5,345	1,358,753
Oshkosh Corp.	6,829	730,703
Otis Worldwide Corp.	42,303	3,397,354
PACCAR Inc.	34,412	3,084,004
Pentair PLC	16,395	1,212,738
Snap-on Inc.	5,373	1,091,955
Stanley Black & Decker Inc.	16,153	2,903,179
Toro Co. (The)	10,569	1,009,022
Westinghouse Air Brake Technologies Corp.	18,718	1,698,284
Woodward Inc.	6,332	715,199
Xylem Inc./NY	17,858	2,332,076

		33,882,166

Media — 1.5%
Altice USA Inc., Class A(a)	22,687	369,798
Cable One Inc.	488	835,071
Discovery Inc., Class A(a)(b)	16,825	394,378
Discovery Inc., Class C, NVS(a)	30,112	679,327
DISH Network Corp., Class A(a)	24,574	1,009,254
Fox Corp., Class A, NVS	31,965	1,270,289
Fox Corp., Class B	14,766	545,751
Interpublic Group of Companies Inc. (The)	38,949	1,424,365
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	7,857	391,121
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	15,918	785,076
New York Times Co. (The), Class A	16,635	908,105
News Corp., Class A, NVS	38,948	891,909
News Corp., Class B	12,202	275,277
Omnicom Group Inc.	21,224	1,444,930
Sirius XM Holdings Inc.(b)	92,748	564,835
ViacomCBS Inc., Class A	809	31,494
ViacomCBS Inc., Class B, NVS	60,049	2,174,975

		13,995,955

Metals & Mining — 0.8%
Cleveland-Cliffs Inc.(a)(b)	44,832	1,080,900
Nucor Corp.	29,111	3,250,243
Reliance Steel & Aluminum Co.	6,320	923,731
Royal Gold Inc.	6,509	644,521
Steel Dynamics Inc.	19,153	1,265,630

		7,165,025

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	52,259	831,963
Annaly Capital Management Inc.	142,790	1,208,003
Starwood Property Trust Inc.	28,574	727,780

		2,767,746

Multi-Utilities — 1.9%
Ameren Corp.	25,489	2,148,468
CenterPoint Energy Inc.	58,667	1,527,689
CMS Energy Corp.	28,693	1,731,622
Consolidated Edison Inc.	35,028	2,641,111
DTE Energy Co.	19,205	2,176,887
NiSource Inc.	38,700	954,729
Public Service Enterprise Group Inc.	50,113	3,197,209
WEC Energy Group Inc.	31,266	2,815,816

		17,193,531

Multiline Retail — 0.4%
Dollar Tree Inc.(a)	22,989	2,477,295

Security	Shares	Value

Multiline Retail (continued)
Kohl’s Corp.	15,554	$754,835

		3,232,130

Oil, Gas & Consumable Fuels — 4.2%
APA Corp.	37,635	986,413
Cheniere Energy Inc.(a)	23,378	2,417,285
Continental Resources Inc./OK	5,855	285,783
Coterra Energy Inc.	80,468	1,715,578
Devon Energy Corp.	62,391	2,500,631
Diamondback Energy Inc.	16,839	1,804,972
Hess Corp.	27,314	2,255,317
Marathon Oil Corp.	77,755	1,268,962
Marathon Petroleum Corp.	63,259	4,170,666
Occidental Petroleum Corp.	87,925	2,948,125
ONEOK Inc.	44,174	2,810,350
Phillips 66	43,414	3,246,499
Pioneer Natural Resources Co.	22,489	4,204,993
Targa Resources Corp.	22,572	1,234,011
Texas Pacific Land Corp.(b)	617	785,854
Valero Energy Corp.	40,523	3,133,644
Williams Companies Inc. (The)	120,428	3,382,823

		39,151,906

Personal Products — 0.0%
Coty Inc., Class A(a)	33,292	282,316

Pharmaceuticals — 0.8%
Catalent Inc.(a)(b)	16,884	2,327,628
Elanco Animal Health Inc.(a)	46,815	1,539,277
Jazz Pharmaceuticals PLC(a)	6,031	802,364
Royalty Pharma PLC, Class A	35,041	1,385,171
Viatris Inc.	119,727	1,598,356

		7,652,796

Professional Services — 2.1%
Booz Allen Hamilton Holding Corp.	13,346	1,159,234
Clarivate PLC(a)	36,666	859,818
CoStar Group Inc.(a)(b)	39,148	3,368,685
Dun & Bradstreet Holdings Inc.(a)(b)	15,021	282,996
Equifax Inc.	12,077	3,350,522
Jacobs Engineering Group Inc.	12,906	1,812,260
Leidos Holdings Inc.	13,998	1,399,520
Nielsen Holdings PLC	35,619	721,285
Robert Half International Inc.	11,059	1,250,441
TransUnion	18,982	2,188,435
Verisk Analytics Inc.	15,993	3,362,848

		19,756,044

Real Estate Management & Development — 0.8%
CBRE Group Inc., Class A(a)	33,278	3,463,574
Jones Lang LaSalle Inc.(a)	5,048	1,303,545
Opendoor Technologies Inc.(a)(b)	37,924	899,178
Zillow Group Inc., Class A(a)	3,641	384,927
Zillow Group Inc., Class C, NVS(a)(b)	16,756	1,736,424

		7,787,648

Road & Rail — 1.3%
AMERCO	976	719,302
JB Hunt Transport Services Inc.	8,325	1,641,607
Kansas City Southern	9,017	2,797,524
Knight-Swift Transportation Holdings Inc.	16,524	936,746
Lyft Inc., Class A(a)	28,765	1,319,451
Old Dominion Freight Line Inc.	9,298	3,173,872
TuSimple Holdings Inc., Class A(a)	3,362	131,521

26	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
XPO Logistics Inc.(a)	9,814	$842,041

		11,562,064
Semiconductors & Semiconductor Equipment — 3.6%
Brooks Automation Inc.	7,371	858,353
Enphase Energy Inc.(a)	13,344	3,090,871
Entegris Inc.	13,433	1,891,098
First Solar Inc.(a)	9,751	1,166,122
Marvell Technology Inc.	81,230	5,564,255
MKS Instruments Inc.	5,521	828,426
Monolithic Power Systems Inc.	4,279	2,248,444
ON Semiconductor Corp.(a)	42,675	2,051,387
Qorvo Inc.(a)	11,014	1,852,885
Skyworks Solutions Inc.	16,369	2,735,751
SolarEdge Technologies Inc.(a)	5,172	1,834,405
Teradyne Inc.	16,349	2,260,086
Universal Display Corp.	4,316	790,691
Wolfspeed Inc.(a)	11,393	1,368,413
Xilinx Inc.	24,529	4,415,220

		32,956,407

Software — 7.7%
Anaplan Inc.(a)	14,409	939,611
ANSYS Inc.(a)	8,649	3,282,987
AppLovin Corp., Class A(a)	2,615	256,924
Aspen Technology Inc.(a)	6,761	1,059,381
Avalara Inc.(a)(b)	8,546	1,535,203
Bill.com Holdings Inc.(a)	8,788	2,586,396
Black Knight Inc.(a)	15,469	1,084,532
Cadence Design Systems Inc.(a)	27,435	4,749,273
Ceridian HCM Holding Inc.(a)	13,346	1,671,587
Citrix Systems Inc.	12,286	1,163,853
Coupa Software Inc.(a)(b)	7,283	1,658,339
Datadog Inc., Class A(a)	23,763	3,969,609
Dropbox Inc., Class A(a)	28,598	871,953
Dynatrace Inc.(a)	19,406	1,455,450
Elastic NV(a)	7,106	1,232,962
Fair Isaac Corp.(a)	2,826	1,125,313
Five9 Inc.(a)	6,694	1,057,719
Fortinet Inc.(a)	13,436	4,519,064
Guidewire Software Inc.(a)(b)	8,203	1,031,363
HubSpot Inc.(a)	4,421	3,582,027
Manhattan Associates Inc.(a)	6,256	1,135,714
NortonLifeLock Inc.	57,515	1,463,757
Nuance Communications Inc.(a)	28,219	1,553,456
Palo Alto Networks Inc.(a)	9,653	4,914,246
Paycom Software Inc.(a)	4,765	2,610,505
Paylocity Holding Corp.(a)	3,883	1,184,859
Pegasystems Inc.	4,041	479,748
PTC Inc.(a)	10,445	1,330,171
RingCentral Inc., Class A(a)	8,065	1,966,086
Smartsheet Inc., Class A(a)	12,340	851,583
Splunk Inc.(a)	16,248	2,677,995
SS&C Technologies Holdings Inc.	21,981	1,746,830
Trade Desk Inc. (The), Class A(a)	43,030	3,223,377
Tyler Technologies Inc.(a)	4,047	2,198,411
VMware Inc., Class A(a)	7,938	1,204,195
Zendesk Inc.(a)	11,896	1,211,013
Zscaler Inc.(a)	7,740	2,467,976

		71,053,468

Security	Shares	Value

Specialty Retail — 3.1%
Advance Auto Parts Inc.	6,473	$1,459,791
AutoNation Inc.(a)	4,348	526,630
AutoZone Inc.(a)	2,136	3,812,418
Bath & Body Works Inc.	26,224	1,811,816
Best Buy Co. Inc.	22,344	2,731,331
Burlington Stores Inc.(a)	6,599	1,823,238
CarMax Inc.(a)(b)	16,150	2,211,258
Carvana Co.(a)	8,376	2,539,436
Five Below Inc.(a)	5,528	1,090,674
Floor & Decor Holdings Inc., Class A(a)	10,409	1,414,791
GameStop Corp., Class A(a)(b)	6,194	1,136,661
Gap Inc. (The)	21,428	486,201
Lithia Motors Inc.	2,988	953,829
RH(a)	1,687	1,112,796
Tractor Supply Co.	11,333	2,461,188
Ulta Beauty Inc.(a)	5,428	1,994,030
Williams-Sonoma Inc.	7,432	1,380,345

		28,946,433
Technology Hardware, Storage & Peripherals — 1.1%
Dell Technologies Inc., Class C(a)	27,515	3,026,375
Hewlett Packard Enterprise Co.	129,343	1,894,875
NetApp Inc.	22,203	1,982,728
Seagate Technology Holdings PLC	20,740	1,847,312
Western Digital Corp.(a)	30,353	1,587,158

		10,338,448
Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	15,134	805,734
Deckers Outdoor Corp.(a)	2,754	1,088,684
PVH Corp.(a)	7,076	773,619
Tapestry Inc.	27,535	1,073,314
Under Armour Inc., Class A(a)	18,862	414,210
Under Armour Inc., Class C, NVS(a)	20,748	391,722
VF Corp.	32,303	2,354,243

		6,901,526
Trading Companies & Distributors — 1.1%
Fastenal Co.	56,969	3,251,790
SiteOne Landscape Supply Inc.(a)(b)	4,434	1,041,813
United Rentals Inc.(a)	7,175	2,720,114
Watsco Inc.	3,272	947,506
WW Grainger Inc.	4,333	2,006,656

		9,967,879
Water Utilities — 0.5%
American Water Works Co. Inc.	17,990	3,133,498
Essential Utilities Inc.	22,077	1,039,165

		4,172,663

Total Common Stocks — 99.8% (Cost: $771,787,307)		923,074,182

Short-Term Investments

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	36,297,905	36,316,054

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,612,000	$1,612,000

		37,928,054

Total Short-Term Investments — 4.1% (Cost: $37,927,805)		37,928,054

Total Investments in Securities — 103.9% (Cost: $809,715,112)		961,002,236

Other Assets, Less Liabilities — (3.9)%		(35,868,593)

Net Assets — 100.0%		$925,133,643

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$29,118,740	$7,198,189	(a)	$—	$(3,429)	$2,554	$36,316,054	36,297,905	$44,591	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,432,000	180,000	(a)	—	—	—	1,612,000	1,612,000	51		—

					$(3,429)	$2,554	$37,928,054		$44,642		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	3	12/17/21	$689	$25,843
S&P Mid 400 E-Mini Index	4	12/17/21	1,116	41,925

				$67,768

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$67,768

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

28	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap ETF

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$70,734

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$10,489

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,662,542

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$923,074,182	$—	$—	$923,074,182
Money Market Funds	37,928,054	—	—	37,928,054

	$961,002,236	$—	$—	$961,002,236

Derivative financial instruments(a)
Assets
Futures Contracts	$67,768	$—	$—	$67,768

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) October 31, 2021	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Axon Enterprise Inc.(a)	18,373	$3,306,405
HEICO Corp.	11,880	1,655,953
HEICO Corp., Class A	20,966	2,635,007
Howmet Aerospace Inc.	76,644	2,275,561
Huntington Ingalls Industries Inc.	5,452	1,105,284
Textron Inc.	29,013	2,142,610
TransDigm Group Inc.(a)	9,732	6,071,016

		19,191,836

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	14,529	1,409,167
Expeditors International of Washington Inc.	31,349	3,864,078

		5,273,245

Auto Components — 0.1%
Gentex Corp.	28,667	1,014,525

Automobiles — 0.1%
Thor Industries Inc.	8,155	831,484

Banks — 2.3%
Commerce Bancshares Inc.	13,725	967,750
First Citizens BancShares Inc./NC, Class A(b)	1,990	1,619,661
First Republic Bank/CA	49,400	10,686,702
Huntington Bancshares Inc./OH	166,967	2,628,060
Regions Financial Corp.	124,422	2,946,313
Signature Bank/New York NY	7,155	2,130,902
SVB Financial Group(a)(b)	11,180	8,020,532
Western Alliance Bancorp.	16,122	1,871,603

		30,871,523

Beverages — 0.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)	2,637	1,298,670
Brown-Forman Corp., Class A	9,030	578,191
Brown-Forman Corp., Class B, NVS	29,682	2,015,111

		3,891,972

Biotechnology — 3.8%
Acceleron Pharma Inc.(a)	14,970	2,607,475
Alnylam Pharmaceuticals Inc.(a)	33,300	5,313,348
Arrowhead Pharmaceuticals Inc.(a)	29,287	1,869,096
BioMarin Pharmaceutical Inc.(a)	51,339	4,067,589
Bridgebio Pharma Inc.(a)(b)	14,326	707,418
CRISPR Therapeutics AG(a)	9,360	854,849
Exact Sciences Corp.(a)(b)	48,173	4,587,033
Exelixis Inc.(a)	88,496	1,903,549
Fate Therapeutics Inc.(a)	22,727	1,222,713
Horizon Therapeutics PLC(a)	63,294	7,589,583
Incyte Corp.(a)	52,540	3,519,129
Mirati Therapeutics Inc.(a)	12,828	2,424,748
Natera Inc.(a)	24,497	2,806,621
Neurocrine Biosciences Inc.(a)	26,585	2,802,325
Novavax Inc.(a)(b)	8,031	1,195,254
Seagen Inc.(a)	37,213	6,561,768
Ultragenyx Pharmaceutical Inc.(a)	19,052	1,598,844

		51,631,342

Building Products — 1.4%
A O Smith Corp.	20,332	1,485,659
Advanced Drainage Systems Inc.	15,653	1,765,658
Allegion PLC	13,690	1,756,427
AZEK Co. Inc. (The)(a)	31,319	1,149,094
Builders FirstSource Inc.(a)	34,872	2,031,991

Security	Shares	Value

Building Products (continued)
Carlisle Companies Inc.	7,751	$1,727,853
Fortune Brands Home & Security Inc.	18,195	1,844,973
Lennox International Inc.	6,646	1,989,015
Masco Corp.	29,579	1,938,904
Trex Co. Inc.(a)	32,280	3,434,592

		19,124,166

Capital Markets — 3.4%
Apollo Global Management Inc.	35,856	2,759,119
Ares Management Corp., Class A	45,874	3,887,363
Carlyle Group Inc. (The)	27,351	1,535,759
FactSet Research Systems Inc.	10,577	4,695,025
KKR & Co. Inc.	163,362	13,015,051
LPL Financial Holdings Inc.	22,453	3,682,741
MarketAxess Holdings Inc.	10,644	4,349,883
Morningstar Inc.	6,652	2,107,021
Nasdaq Inc.	19,194	4,028,245
Raymond James Financial Inc.	24,544	2,419,793
SEI Investments Co.	14,305	901,787
Tradeweb Markets Inc., Class A	29,425	2,621,767

		46,003,554

Chemicals — 1.3%
Albemarle Corp.	23,298	5,835,450
Axalta Coating Systems Ltd.(a)	21,331	665,314
Celanese Corp.	16,241	2,623,084
Corteva Inc.	95,685	4,128,808
FMC Corp.	14,510	1,320,555
RPM International Inc.	21,835	1,904,012
Scotts Miracle-Gro Co. (The)	8,224	1,220,935

		17,698,158

Commercial Services & Supplies — 1.2%
Copart Inc.(a)	59,659	9,264,446
IAA Inc.(a)	37,630	2,244,630
Republic Services Inc.	19,269	2,593,607
Rollins Inc.	63,204	2,226,677

		16,329,360

Communications Equipment — 1.0%
Arista Networks Inc.(a)(b)	15,691	6,428,446
Ciena Corp.(a)	17,715	961,747
F5 Networks Inc.(a)	8,181	1,727,418
Motorola Solutions Inc.	16,847	4,187,996
Ubiquiti Inc.	1,765	539,260

		13,844,867

Construction & Engineering — 0.3%
AECOM(a)	15,581	1,065,273
MasTec Inc.(a)	7,912	705,197
Quanta Services Inc.	15,015	1,821,019

		3,591,489

Construction Materials — 0.8%
Martin Marietta Materials Inc.	11,016	4,327,525
Vulcan Materials Co.	37,175	7,067,711

		11,395,236

Consumer Finance — 0.3%
Upstart Holdings Inc.(a)	12,939	4,166,876

Containers & Packaging — 0.9%
AptarGroup Inc.	9,531	1,151,154
Avery Dennison Corp.	14,481	3,152,803
Ball Corp.	65,680	6,008,407

30	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Crown Holdings Inc.	16,130	$1,677,359

		11,989,723

Distributors — 0.6%
LKQ Corp.(a)	35,879	1,976,215
Pool Corp.	11,235	5,787,823

		7,764,038

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions Inc.(a)	9,073	1,506,118
Chegg Inc.(a)(b)	39,870	2,369,873
Service Corp. International	23,816	1,631,158

		5,507,149

Diversified Financial Services — 0.1%
Voya Financial Inc.	15,358	1,071,528

Electric Utilities — 0.1%
NRG Energy Inc.	19,612	782,323

Electrical Equipment — 2.2%
AMETEK Inc.	34,103	4,515,237
Generac Holdings Inc.(a)	17,686	8,817,532
Hubbell Inc.	4,746	946,210
Plug Power Inc.(a)(b)	144,718	5,538,358
Rockwell Automation Inc.	19,845	6,338,493
Sunrun Inc.(a)	37,165	2,143,677
Vertiv Holdings Co.	79,170	2,033,086

		30,332,593

Electronic Equipment, Instruments & Components — 3.1%
CDW Corp./DE	23,501	4,386,461
Cognex Corp.	49,488	4,334,654
Corning Inc.	127,760	4,544,423
IPG Photonics Corp.(a)	10,068	1,600,913
Jabil Inc.	13,078	784,157
Keysight Technologies Inc.(a)	36,799	6,624,556
Teledyne Technologies Inc.(a)	13,058	5,865,915
Trimble Inc.(a)	70,503	6,159,847
Zebra Technologies Corp., Class A(a)	14,962	7,988,960

		42,289,886

Energy Equipment & Services — 0.2%
Halliburton Co.	102,972	2,573,270

Entertainment — 0.8%
Live Nation Entertainment Inc.(a)	19,676	1,990,227
Playtika Holding Corp.(a)	14,435	408,222
Take-Two Interactive Software Inc.(a)	32,639	5,907,659
Zynga Inc., Class A(a)	286,590	2,115,034

		10,421,142

Equity Real Estate Investment Trusts (REITs) — 5.0%
Alexandria Real Estate Equities Inc.	24,709	5,044,095
American Homes 4 Rent, Class A	76,931	3,123,399
Americold Realty Trust	32,869	968,649
AvalonBay Communities Inc.	19,626	4,645,082
Camden Property Trust	9,664	1,576,198
CubeSmart	23,225	1,277,607
CyrusOne Inc.	34,836	2,857,249
Duke Realty Corp.	64,630	3,634,791
Equity LifeStyle Properties Inc.	24,970	2,110,215
Essex Property Trust Inc.	6,075	2,065,075
Extra Space Storage Inc.	18,461	3,643,647
Healthpeak Properties Inc.	54,588	1,938,420

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Invitation Homes Inc.	161,528	$6,663,030
Kilroy Realty Corp.	13,605	916,705
Mid-America Apartment Communities Inc.	13,951	2,848,934
Realty Income Corp.	50,690	3,620,787
SBA Communications Corp.	30,696	10,600,250
STORE Capital Corp.	22,323	766,349
Sun Communities Inc.	32,475	6,364,450
UDR Inc.	36,133	2,006,465
VICI Properties Inc.	56,712	1,664,497

		68,335,894

Food & Staples Retailing — 0.1%
Casey’s General Stores Inc.	5,491	1,051,746
Performance Food Group Co.(a)	16,675	754,210

		1,805,956

Food Products — 1.2%
Beyond Meat Inc.(a)(b)	16,869	1,669,694
Darling Ingredients Inc.(a)	45,345	3,832,559
Freshpet Inc.(a)(b)	12,095	1,885,731
Hershey Co. (The)	22,771	3,992,895
Hormel Foods Corp.	25,121	1,063,121
Lamb Weston Holdings Inc.	18,395	1,038,398
McCormick & Co. Inc./MD, NVS	34,199	2,743,786

		16,226,184

Health Care Equipment & Supplies — 5.1%
ABIOMED Inc.(a)	12,709	4,219,896
Cooper Companies Inc. (The)	13,798	5,752,662
DENTSPLY SIRONA Inc.	37,258	2,131,530
Dexcom Inc.(a)(b)	27,108	16,893,977
Hologic Inc.(a)	39,299	2,881,010
Insulet Corp.(a)	19,297	5,982,456
Masimo Corp.(a)	14,181	4,020,881
Novocure Ltd.(a)	24,937	2,557,788
Penumbra Inc.(a)	9,659	2,671,197
ResMed Inc.	40,773	10,719,629
STERIS PLC	27,951	6,533,267
Teleflex Inc.	13,112	4,680,197

		69,044,490

Health Care Providers & Services — 0.8%
Amedisys Inc.(a)	9,167	1,552,340
Chemed Corp.	2,781	1,341,137
DaVita Inc.(a)	7,312	754,891
Encompass Health Corp.	15,190	965,476
Guardant Health Inc.(a)(b)	28,344	3,310,296
LHC Group Inc.(a)	8,897	1,197,447
Molina Healthcare Inc.(a)	5,653	1,671,705

		10,793,292

Health Care Technology — 0.7%
Cerner Corp.	44,716	3,321,952
Teladoc Health Inc.(a)(b)	44,618	6,674,406

		9,996,358

Hotels, Restaurants & Leisure — 4.7%
Airbnb Inc., Class A(a)	94,301	16,093,409
Boyd Gaming Corp.(a)	12,174	776,458
Caesars Entertainment Inc.(a)(b)	39,554	4,329,581
Churchill Downs Inc.	9,682	2,226,860
Darden Restaurants Inc.	16,680	2,404,255
Domino’s Pizza Inc.	10,326	5,049,104
DraftKings Inc., Class A(a)(b)	92,671	4,317,542

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Expedia Group Inc.(a)	16,216	$2,666,073
Hilton Worldwide Holdings Inc.(a)	31,973	4,602,513
MGM Resorts International	112,053	5,284,419
Penn National Gaming Inc.(a)(b)	46,525	3,331,190
Texas Roadhouse Inc.	19,612	1,741,742
Vail Resorts Inc.	11,271	3,885,226
Yum! Brands Inc.	52,829	6,600,455

		63,308,827

Household Durables — 1.0%
DR Horton Inc.	50,394	4,498,672
Garmin Ltd.	22,738	3,265,177
NVR Inc.(a)	548	2,682,350
Tempur Sealy International Inc.	55,186	2,454,122

		12,900,321

Household Products — 0.4%
Church & Dwight Co. Inc.	39,421	3,443,819
Clorox Co. (The)	11,522	1,878,201

		5,322,020

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp.	83,554	1,636,823

Insurance — 2.0%
American Financial Group Inc./OH	8,652	1,177,018
Arch Capital Group Ltd.(a)	55,036	2,301,605
Arthur J Gallagher & Co.	37,340	6,260,798
Athene Holding Ltd., Class A(a)	12,655	1,101,112
Brown & Brown Inc.	65,431	4,129,350
Cincinnati Financial Corp.	17,650	2,143,416
Erie Indemnity Co., Class A, NVS	7,007	1,442,111
Everest Re Group Ltd.	5,279	1,380,458
Loews Corp.	22,168	1,242,960
RenaissanceRe Holdings Ltd.	6,339	898,870
W R Berkley Corp.	17,388	1,384,085
Willis Towers Watson PLC	14,752	3,574,115

		27,035,898

Interactive Media & Services — 0.7%
Bumble Inc., Class A(a)(b)	19,885	1,044,360
IAC/InterActiveCorp.(a)	7,739	1,179,192
Pinterest Inc., Class A(a)	155,558	6,944,109

		9,167,661

Internet & Direct Marketing Retail — 1.0%
Chewy Inc., Class A(a)(b)	24,298	1,841,788
Etsy Inc.(a)(b)	35,466	8,890,972
Wayfair Inc., Class A(a)(b)	13,104	3,264,206

		13,996,966

IT Services — 6.5%
Akamai Technologies Inc.(a)	27,648	2,915,758
Broadridge Financial Solutions Inc.	32,550	5,807,246
Cloudflare Inc., Class A(a)	73,813	14,372,867
Concentrix Corp.	6,340	1,126,491
EPAM Systems Inc.(a)	15,867	10,682,299
Euronet Worldwide Inc.(a)	14,838	1,664,675
FleetCor Technologies Inc.(a)	23,145	5,726,304
Gartner Inc.(a)	23,438	7,779,307
Genpact Ltd.	20,951	1,033,932
GoDaddy Inc., Class A(a)	47,243	3,267,798
Jack Henry & Associates Inc.	20,789	3,460,953
MongoDB Inc.(a)	18,111	9,441,083
Okta Inc.(a)(b)	35,040	8,661,187

Security	Shares	Value

IT Services (continued)
Paychex Inc.	43,631	$5,378,830
VeriSign Inc.(a)	27,271	6,072,434
WEX Inc.(a)	6,981	1,045,056

		88,436,220

Leisure Products — 1.1%
Brunswick Corp./DE	13,981	1,301,491
Hasbro Inc.	21,930	2,100,017
Mattel Inc.(a)	47,589	1,037,916
Peloton Interactive Inc., Class A(a)	75,301	6,885,524
Polaris Inc.	8,440	970,178
YETI Holdings Inc.(a)	24,419	2,401,120

		14,696,246

Life Sciences Tools & Services — 4.6%
10X Genomics Inc., Class A(a)	25,356	4,089,162
Avantor Inc.(a)	163,679	6,609,358
Bio-Rad Laboratories Inc., Class A(a)	6,020	4,783,974
Bio-Techne Corp.	10,897	5,706,214
Bruker Corp.	28,267	2,269,840
Charles River Laboratories International Inc.(a)	14,120	6,335,361
Mettler-Toledo International Inc.(a)	6,477	9,591,660
PerkinElmer Inc.	9,100	1,609,699
PPD Inc.(a)	33,544	1,582,270
Repligen Corp.(a)	14,320	4,159,960
Sotera Health Co.(a)	27,791	686,438
Syneos Health Inc.(a)	10,613	990,617
Waters Corp.(a)	11,605	4,265,418
West Pharmaceutical Services Inc.	20,728	8,910,553

		61,590,524

Machinery — 4.0%
AGCO Corp.	10,779	1,317,302
Donaldson Co. Inc.	17,181	1,031,032
Dover Corp.	17,616	2,978,513
Fortive Corp.	52,684	3,988,706
Graco Inc.	47,505	3,571,426
IDEX Corp.	21,288	4,738,070
Ingersoll Rand Inc.(a)	55,682	2,993,464
ITT Inc.	12,894	1,212,939
Lincoln Electric Holdings Inc.	6,338	902,531
Middleby Corp. (The)(a)	7,001	1,277,262
Nordson Corp.	15,132	3,846,706
Oshkosh Corp.	8,747	935,929
Otis Worldwide Corp.	77,438	6,219,046
PACCAR Inc.	28,543	2,558,024
Pentair PLC	23,999	1,775,206
Stanley Black & Decker Inc.	20,309	3,650,136
Toro Co. (The)	29,943	2,858,658
Woodward Inc.	17,751	2,004,975
Xylem Inc./NY	50,481	6,592,314

		54,452,239

Media — 0.6%
Altice USA Inc., Class A(a)	38,095	620,948
Cable One Inc.	1,384	2,368,315
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	11,193	557,188
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	22,683	1,118,726
New York Times Co. (The), Class A	46,658	2,547,060
Sirius XM Holdings Inc.(b)	111,559	679,394

		7,891,631

Metals & Mining — 0.1%
Royal Gold Inc.	18,304	1,812,462

32	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 0.1%
CMS Energy Corp.	23,604	$1,424,501

Oil, Gas & Consumable Fuels — 0.7%
Cheniere Energy Inc.(a)	66,083	6,832,982
Targa Resources Corp.	25,922	1,417,156
Texas Pacific Land Corp.(b)	1,116	1,421,416

		9,671,554

Pharmaceuticals — 0.7%
Catalent Inc.(a)	47,728	6,579,782
Elanco Animal Health Inc.(a)	93,004	3,057,972

		9,637,754

Professional Services — 3.3%
Booz Allen Hamilton Holding Corp.	20,887	1,814,245
Clarivate PLC(a)(b)	104,422	2,448,696
CoStar Group Inc.(a)	110,664	9,522,637
Dun & Bradstreet Holdings Inc.(a)(b)	22,697	427,611
Equifax Inc.	34,138	9,470,905
Jacobs Engineering Group Inc.	16,244	2,280,983
Leidos Holdings Inc.	12,521	1,251,850
Robert Half International Inc.	15,014	1,697,633
TransUnion	53,657	6,186,116
Verisk Analytics Inc.	45,209	9,506,096

		44,606,772

Real Estate Management & Development — 0.7%
CBRE Group Inc., Class A(a)	39,470	4,108,037
Zillow Group Inc., Class A(a)	10,340	1,093,145
Zillow Group Inc., Class C, NVS(a)(b)	47,397	4,911,751

		10,112,933

Road & Rail — 1.8%
AMERCO	1,677	1,235,932
JB Hunt Transport Services Inc.	23,562	4,646,191
Kansas City Southern	17,453	5,414,793
Knight-Swift Transportation Holdings Inc.	13,253	751,313
Lyft Inc., Class A(a)	32,025	1,468,987
Old Dominion Freight Line Inc.	26,284	8,972,043
TuSimple Holdings Inc., Class A(a)	9,264	362,408
XPO Logistics Inc.(a)	15,233	1,306,991

		24,158,658

Semiconductors & Semiconductor Equipment — 5.8%
Brooks Automation Inc.	20,745	2,415,755
Enphase Energy Inc.(a)	37,720	8,737,084
Entegris Inc.	37,993	5,348,655
First Solar Inc.(a)	13,269	1,586,840
Marvell Technology Inc.	229,620	15,728,970
MKS Instruments Inc.	9,060	1,359,453
Monolithic Power Systems Inc.	12,094	6,354,913
ON Semiconductor Corp.(a)	63,488	3,051,868
Qorvo Inc.(a)	31,141	5,238,850
Skyworks Solutions Inc.	31,300	5,231,169
SolarEdge Technologies Inc.(a)	14,637	5,191,451
Teradyne Inc.	46,224	6,390,006
Universal Display Corp.	12,109	2,218,369
Wolfspeed Inc.(a)(b)	18,240	2,190,806
Xilinx Inc.	40,965	7,373,700

		78,417,889

Software — 14.1%
Anaplan Inc.(a)	40,656	2,651,178
ANSYS Inc.(a)	24,447	9,279,592
Aspen Technology Inc.(a)	18,972	2,972,723

Security	Shares	Value

Software (continued)
Avalara Inc.(a)	24,178	$4,343,336
Bill.com Holdings Inc.(a)(b)	24,736	7,280,052
Black Knight Inc.(a)	43,815	3,071,870
Cadence Design Systems Inc.(a)	77,552	13,425,027
Ceridian HCM Holding Inc.(a)	37,814	4,736,203
Citrix Systems Inc.	17,332	1,641,860
Coupa Software Inc.(a)(b)	20,599	4,690,392
Datadog Inc., Class A(a)	67,173	11,221,250
Dropbox Inc., Class A(a)	80,271	2,447,463
Dynatrace Inc.(a)	54,911	4,118,325
Elastic NV(a)	20,042	3,477,487
Fair Isaac Corp.(a)	7,943	3,162,903
Five9 Inc.(a)(b)	18,940	2,992,709
Fortinet Inc.(a)	37,982	12,774,866
Guidewire Software Inc.(a)	23,360	2,937,053
HubSpot Inc.(a)	12,512	10,137,598
Manhattan Associates Inc.(a)	17,809	3,233,046
NortonLifeLock Inc.	47,101	1,198,720
Nuance Communications Inc.(a)	39,801	2,191,045
Palo Alto Networks Inc.(a)(b)	27,288	13,892,048
Paycom Software Inc.(a)	13,468	7,378,444
Paylocity Holding Corp.(a)	11,042	3,369,356
Pegasystems Inc.	11,429	1,356,851
PTC Inc.(a)	29,569	3,765,612
RingCentral Inc., Class A(a)	22,808	5,560,134
Smartsheet Inc., Class A(a)	35,138	2,424,873
Splunk Inc.(a)(b)	45,928	7,569,853
SS&C Technologies Holdings Inc.	26,014	2,067,333
Trade Desk Inc. (The), Class A(a)	121,638	9,111,903
Tyler Technologies Inc.(a)	11,444	6,216,610
VMware Inc., Class A(a)	22,485	3,410,974
Zendesk Inc.(a)	33,610	3,421,498
Zscaler Inc.(a)	21,877	6,975,700

		190,505,887

Specialty Retail — 3.5%
Advance Auto Parts Inc.	8,539	1,925,715
AutoZone Inc.(a)	2,152	3,840,976
Bath & Body Works Inc.	39,424	2,723,804
Burlington Stores Inc.(a)	18,655	5,154,190
CarMax Inc.(a)	17,614	2,411,709
Carvana Co.(a)	23,676	7,178,090
Five Below Inc.(a)	15,729	3,103,332
Floor & Decor Holdings Inc., Class A(a)	29,462	4,004,475
Lithia Motors Inc.	8,497	2,712,412
RH(a)	4,766	3,143,797
Tractor Supply Co.	18,047	3,919,267
Ulta Beauty Inc.(a)	15,343	5,636,404
Williams-Sonoma Inc.	9,969	1,851,542

		47,605,713

Technology Hardware, Storage & Peripherals — 0.1%
Western Digital Corp.(a)	34,293	1,793,181

Textiles, Apparel & Luxury Goods — 0.9%
Deckers Outdoor Corp.(a)	7,740	3,059,699
Under Armour Inc., Class A(a)	52,990	1,163,660
Under Armour Inc., Class C, NVS(a)	58,533	1,105,103
VF Corp.	91,313	6,654,892

		11,983,354

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 1.5%
Fastenal Co.	161,039	$9,192,106
SiteOne Landscape Supply Inc.(a)	12,514	2,940,290
United Rentals Inc.(a)	6,363	2,412,277
Watsco Inc.	9,262	2,682,090
WW Grainger Inc.	6,376	2,952,789

		20,179,552

Water Utilities — 0.5%
American Water Works Co. Inc.	28,217	4,914,837
Essential Utilities Inc.	35,084	1,651,404

		6,566,241

Total Common Stocks — 99.9% (Cost: $1,108,220,586)		1,352,705,286

Short-Term Investments

Money Market Funds — 6.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	80,865,283	80,905,716

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,870,000	$1,870,000

		82,775,716

Total Short-Term Investments — 6.1% (Cost: $82,759,357)		82,775,716

Total Investments in Securities — 106.0% (Cost: $1,190,979,943)		1,435,481,002

Other Assets, Less Liabilities — (6.0)%		(81,677,183)

Net Assets — 100.0%		$1,353,803,819

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL
Agency Shares	$70,250,412	$10,656,299	(a)	$—		$(3,404)	$2,409	$80,905,716	80,865,283	$57,726	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,690,000	—		(820,000	)(a)	—	—	1,870,000	1,870,000	63		—

						$(3,404)	$2,409	$82,775,716		$57,789		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	3	12/17/21	$488	$24,323
Russell 2000 E-Mini Index	4	12/17/21	459	8,858

				$33,181

34	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$33,181

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$107,549

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(19,749)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,776,195

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,352,705,286	$—	$—	$1,352,705,286
Money Market Funds	82,775,716	—	—	82,775,716

	$1,435,481,002	$—	$—	$1,435,481,002

Derivative financial instruments(a)
Assets
Futures Contracts	$33,181	$—	$—	$33,181

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) October 31, 2021	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Howmet Aerospace Inc.	12,070	$358,358
Huntington Ingalls Industries Inc.	2,238	453,710
Textron Inc.	12,904	952,960
TransDigm Group Inc.(a)	1,892	1,180,268

		2,945,296

Air Freight & Logistics — 0.3%
CH Robinson Worldwide Inc.	8,588	832,950
Expeditors International of Washington Inc.	6,227	767,540

		1,600,490

Airlines — 1.9%
Alaska Air Group Inc.(a)	13,464	710,899
American Airlines Group Inc.(a)	69,514	1,334,669
Delta Air Lines Inc.(a)	68,706	2,688,466
Southwest Airlines Co.(a)	63,522	3,003,320
United Airlines Holdings Inc.(a)	34,746	1,603,180

		9,340,534

Auto Components — 0.7%
Autoliv Inc.	8,452	818,576
BorgWarner Inc.	25,747	1,160,417
Gentex Corp.	14,794	523,560
Lear Corp.	6,413	1,102,074

		3,604,627

Automobiles — 0.2%
Harley-Davidson Inc.	16,499	602,049
Thor Industries Inc.	2,825	288,037

		890,086

Banks — 4.7%
Citizens Financial Group Inc.	45,745	2,167,398
Comerica Inc.	14,378	1,223,424
Commerce Bancshares Inc.	6,156	434,059
Cullen/Frost Bankers Inc.	6,082	787,619
East West Bancorp. Inc.	15,233	1,210,719
Fifth Third Bancorp.	74,158	3,228,098
First Horizon Corp.	58,981	1,000,908
Huntington Bancshares Inc./OH	94,372	1,485,415
KeyCorp	102,681	2,389,387
M&T Bank Corp.	13,815	2,032,463
People’s United Financial Inc.	45,948	787,549
Regions Financial Corp.	54,675	1,294,704
Signature Bank/New York NY	3,775	1,124,270
SVB Financial Group(a)	2,015	1,445,561
Western Alliance Bancorp.	5,051	586,371
Zions Bancorp. NA	17,401	1,096,089

		22,294,034

Beverages — 0.3%
Brown-Forman Corp., Class A	2,527	161,804
Brown-Forman Corp., Class B, NVS	8,268	561,315
Molson Coors Beverage Co., Class B	20,302	895,115

		1,618,234

Biotechnology — 0.5%
Bridgebio Pharma Inc.(a)(b)	6,301	311,143
CRISPR Therapeutics AG(a)(b)	3,935	359,384
Novavax Inc.(a)	4,927	733,285
United Therapeutics Corp.(a)	4,819	919,273

		2,323,085

Security	Shares	Value

Building Products — 1.1%
A O Smith Corp.	6,573	$480,289
Allegion PLC	4,396	564,007
Builders FirstSource Inc.(a)	8,827	514,349
Carlisle Companies Inc.	2,634	587,171
Fortune Brands Home & Security Inc.	7,840	794,976
Lennox International Inc.	1,120	335,194
Masco Corp.	15,232	998,458
Owens Corning	11,072	1,034,235

		5,308,679

Capital Markets — 3.5%
Ameriprise Financial Inc.	12,212	3,689,612
Apollo Global Management Inc.	8,698	669,311
Carlyle Group Inc. (The)	4,411	247,678
Franklin Resources Inc.	30,236	952,132
Invesco Ltd.	36,659	931,505
Jefferies Financial Group Inc.	21,218	912,374
Nasdaq Inc.	5,204	1,092,163
Northern Trust Corp.	22,374	2,752,897
Raymond James Financial Inc.	10,531	1,038,251
SEI Investments Co.	6,084	383,535
State Street Corp.	39,478	3,890,557

		16,560,015

Chemicals — 3.5%
Albemarle Corp.	3,628	908,705
Axalta Coating Systems Ltd.(a)	15,171	473,184
Celanese Corp.	5,687	918,507
CF Industries Holdings Inc.	23,094	1,311,739
Corteva Inc.	42,138	1,818,255
Eastman Chemical Co.	14,580	1,516,757
FMC Corp.	8,272	752,835
International Flavors & Fragrances Inc.	26,778	3,948,416
LyondellBasell Industries NV, Class A	28,422	2,638,130
Mosaic Co. (The)	37,117	1,542,954
RPM International Inc.	5,589	487,361
Scotts Miracle-Gro Co. (The)	1,236	183,497
Westlake Chemical Corp.	3,601	350,521

		16,850,861

Commercial Services & Supplies — 0.4%
Republic Services Inc.	15,194	2,045,112

Communications Equipment — 1.1%
Ciena Corp.(a)	9,846	534,539
F5 Networks Inc.(a)	3,347	706,719
Juniper Networks Inc.	34,911	1,030,573
Motorola Solutions Inc.	11,740	2,918,447

		5,190,278

Construction & Engineering — 0.4%
AECOM(a)	9,502	649,652
MasTec Inc.(a)	3,148	280,581
Quanta Services Inc.	9,200	1,115,776

		2,046,009

Construction Materials — 0.2%
Martin Marietta Materials Inc.	2,472	971,100

Consumer Finance — 1.9%
Ally Financial Inc.	38,711	1,848,063
Discover Financial Services	32,190	3,647,771
OneMain Holdings Inc.	11,885	627,647

36	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Synchrony Financial	61,167	$2,841,207

		8,964,688

Containers & Packaging — 2.4%
Amcor PLC	165,538	1,998,044
AptarGroup Inc.	3,459	417,778
Avery Dennison Corp.	3,334	725,878
Ball Corp.	9,898	905,469
Berry Global Group Inc.(a)	14,526	952,034
Crown Holdings Inc.	7,940	825,681
International Paper Co.	41,961	2,084,203
Packaging Corp. of America	10,198	1,400,899
Sealed Air Corp.	16,093	954,637
Westrock Co.	28,668	1,378,931

		11,643,554

Distributors — 0.6%
Genuine Parts Co.	15,376	2,015,948
LKQ Corp.(a)	15,217	838,152

		2,854,100

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions Inc.(a)	3,055	507,130
Service Corp. International	8,925	611,273

		1,118,403

Diversified Financial Services — 0.4%
Equitable Holdings Inc.	41,171	1,379,229
Voya Financial Inc.	6,352	443,179

		1,822,408

Diversified Telecommunication Services — 0.3%
Lumen Technologies Inc.	106,800	1,266,648

Electric Utilities — 4.2%
Alliant Energy Corp.	26,868	1,519,923
Avangrid Inc.	7,481	394,249
Edison International	40,767	2,565,467
Entergy Corp.	21,576	2,222,760
Evergy Inc.	24,620	1,569,525
Eversource Energy	36,894	3,132,301
FirstEnergy Corp.	58,428	2,251,231
NRG Energy Inc.	18,786	749,374
OGE Energy Corp.	21,491	732,198
PG&E Corp.(a)	161,994	1,879,130
Pinnacle West Capital Corp.	12,111	781,038
PPL Corp.	82,794	2,384,467

		20,181,663

Electrical Equipment — 1.1%
AMETEK Inc.	11,750	1,555,700
Hubbell Inc.	4,025	802,464
Rockwell Automation Inc.	4,852	1,549,729
Sensata Technologies Holding PLC(a)	17,003	936,865
Sunrun Inc.(a)(b)	7,948	458,441

		5,303,199

Electronic Equipment, Instruments & Components — 1.2%
Arrow Electronics Inc.(a)	7,710	892,432
CDW Corp./DE	5,755	1,074,171
Corning Inc.	33,559	1,193,694
Flex Ltd.(a)	52,420	885,898
Jabil Inc.	10,649	638,514
Keysight Technologies Inc.(a)	5,678	1,022,153

		5,706,862

Security	Shares	Value

Energy Equipment & Services — 0.8%
Baker Hughes Co.	88,950	$2,230,866
Halliburton Co.	56,252	1,405,737

		3,636,603

Entertainment — 0.5%
Liberty Media Corp.-Liberty Formula One, Class A(a)	2,542	132,565
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	21,860	1,219,788
Live Nation Entertainment Inc.(a)(b)	6,620	669,613
Playtika Holding Corp.(a)	5,509	155,795

		2,177,761

Equity Real Estate Investment Trusts (REITs) — 9.6%
Alexandria Real Estate Equities Inc.	5,416	1,105,622
Americold Realty Trust	15,375	453,101
AvalonBay Communities Inc.	7,489	1,772,497
Boston Properties Inc.	15,258	1,733,919
Camden Property Trust	7,094	1,157,031
CubeSmart	12,777	702,863
Duke Realty Corp.	15,793	888,198
Equity LifeStyle Properties Inc.	8,744	738,956
Equity Residential	36,585	3,160,944
Essex Property Trust Inc.	4,660	1,584,074
Extra Space Storage Inc.	7,282	1,437,248
Federal Realty Investment Trust	7,515	904,430
Gaming and Leisure Properties Inc.	23,899	1,158,863
Healthpeak Properties Inc.	37,002	1,313,941
Host Hotels & Resorts Inc.(a)	76,658	1,290,154
Iron Mountain Inc.	31,077	1,418,354
Kilroy Realty Corp.	6,094	410,614
Kimco Realty Corp.	65,870	1,488,662
Lamar Advertising Co., Class A	9,315	1,054,458
Medical Properties Trust Inc.	63,958	1,364,224
Mid-America Apartment Communities Inc.	7,124	1,454,792
National Retail Properties Inc.	18,849	854,991
Omega Healthcare Investors Inc.	25,647	752,996
Realty Income Corp.	22,421	1,601,532
Regency Centers Corp.	16,414	1,155,710
STORE Capital Corp.	17,774	610,181
UDR Inc.	16,059	891,756
Ventas Inc.	42,245	2,254,616
VEREIT Inc.	24,604	1,237,581
VICI Properties Inc.	44,483	1,305,576
Vornado Realty Trust	17,072	727,779
Welltower Inc.	45,424	3,652,090
Weyerhaeuser Co.	80,501	2,875,496
WP Carey Inc.	19,783	1,525,467

		46,038,716

Food & Staples Retailing — 1.0%
Casey’s General Stores Inc.	1,872	358,563
Kroger Co. (The)	73,009	2,921,820
Performance Food Group Co.(a)	10,110	457,275
U.S. Foods Holding Corp.(a)	23,891	828,301

		4,565,959

Food Products — 3.6%
Archer-Daniels-Midland Co.	60,134	3,863,008
Bunge Ltd.	15,186	1,406,831
Campbell Soup Co.	21,896	874,745
Conagra Brands Inc.	51,573	1,660,651
Hershey Co. (The)	6,880	1,206,408
Hormel Foods Corp.	20,664	874,500

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
JM Smucker Co. (The)	11,632	$1,429,108
Kellogg Co.	27,448	1,682,562
Lamb Weston Holdings Inc.	8,531	481,575
McCormick & Co. Inc./MD, NVS	13,683	1,097,787
Tyson Foods Inc., Class A	31,714	2,536,169

		17,113,344

Gas Utilities — 0.5%
Atmos Energy Corp.	14,043	1,293,641
UGI Corp.	22,450	974,555

		2,268,196

Health Care Equipment & Supplies — 1.2%
DENTSPLY SIRONA Inc.	9,131	522,385
Hill-Rom Holdings Inc.	7,067	1,094,678
Hologic Inc.(a)	12,132	889,397
Zimmer Biomet Holdings Inc.	22,424	3,209,323

		5,715,783

Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	16,063	1,960,007
Cardinal Health Inc.	31,153	1,489,425
Chemed Corp.	629	303,335
DaVita Inc.(a)	4,397	453,946
Encompass Health Corp.	4,897	311,253
Henry Schein Inc.(a)(b)	14,997	1,145,021
Laboratory Corp. of America Holdings(a)	10,384	2,980,416
McKesson Corp.	16,631	3,457,252
Molina Healthcare Inc.(a)	4,109	1,215,114
Quest Diagnostics Inc.	13,117	1,925,313
Universal Health Services Inc., Class B	8,146	1,010,919

		16,252,001

Health Care Technology — 0.2%
Cerner Corp.	14,579	1,083,074

Hotels, Restaurants & Leisure — 3.1%
Aramark	27,404	999,698
Boyd Gaming Corp.(a)	4,162	265,452
Caesars Entertainment Inc.(a)	7,760	849,410
Carnival Corp.(a)	85,735	1,899,888
Darden Restaurants Inc.	7,618	1,098,059
Expedia Group Inc.(a)	9,401	1,545,618
Hilton Worldwide Holdings Inc.(a)	17,697	2,547,483
Norwegian Cruise Line Holdings Ltd.(a)(b)	39,729	1,021,830
Royal Caribbean Cruises Ltd.(a)	24,064	2,031,723
Wynn Resorts Ltd.(a)	11,302	1,014,920
Yum! Brands Inc.	11,498	1,436,560

		14,710,641

Household Durables — 2.5%
DR Horton Inc.	15,678	1,399,575
Garmin Ltd.	7,591	1,090,068
Lennar Corp., Class A	29,492	2,947,135
Lennar Corp., Class B	1,680	137,894
Mohawk Industries Inc.(a)	6,002	1,063,614
Newell Brands Inc.	40,648	930,433
NVR Inc.(a)	151	739,115
PulteGroup Inc.	27,864	1,339,701
Toll Brothers Inc.	12,452	749,237
Whirlpool Corp.	6,731	1,419,097

		11,815,869

Household Products — 0.5%
Church & Dwight Co. Inc.	11,235	981,490

Security	Shares	Value

Household Products (continued)
Clorox Co. (The)	8,751	$1,426,500

		2,407,990

Independent Power and Renewable Electricity Producers — 0.5%
AES Corp. (The)	71,543	1,797,875
Vistra Corp.	19,842	388,705

		2,186,580

Insurance — 5.5%
Aflac Inc.	66,254	3,555,852
Alleghany Corp.(a)	1,488	969,253
American Financial Group Inc./OH	3,780	514,231
Arch Capital Group Ltd.(a)	21,359	893,233
Arthur J Gallagher & Co.	7,888	1,322,581
Assurant Inc.	6,316	1,018,834
Athene Holding Ltd., Class A(a)	9,168	797,708
Cincinnati Financial Corp.	9,347	1,135,100
Everest Re Group Ltd.	2,276	595,174
Fidelity National Financial Inc.	30,632	1,467,579
Globe Life Inc.	10,047	894,384
Hartford Financial Services Group Inc. (The)	37,276	2,718,539
Lincoln National Corp.	18,967	1,368,469
Loews Corp.	13,351	748,591
Markel Corp.(a)	1,473	1,934,240
Old Republic International Corp.	30,658	791,896
Principal Financial Group Inc.	26,800	1,798,012
Reinsurance Group of America Inc.	7,300	861,984
RenaissanceRe Holdings Ltd.	2,620	371,516
W R Berkley Corp.	8,405	669,038
Willis Towers Watson PLC	8,196	1,985,727

		26,411,941

Interactive Media & Services — 0.2%
IAC/InterActiveCorp.(a)	6,000	914,220

Internet & Direct Marketing Retail — 0.2%
Wayfair Inc., Class A(a)(b)	3,277	816,301

IT Services — 1.2%
Akamai Technologies Inc.(a)	6,915	729,256
Concentrix Corp.	2,176	386,632
DXC Technology Co.(a)	27,047	880,921
Genpact Ltd.	10,509	518,619
Paychex Inc.	17,705	2,182,672
Western Union Co. (The)	43,628	794,902
WEX Inc.(a)	2,137	319,909

		5,812,911

Leisure Products — 0.3%
Brunswick Corp./DE	2,992	278,525
Hasbro Inc.	5,449	521,796
Mattel Inc.(a)	19,278	420,453
Polaris Inc.	2,908	334,275

		1,555,049

Life Sciences Tools & Services — 0.6%
PerkinElmer Inc.	8,559	1,514,001
Syneos Health Inc.(a)	7,013	654,593
Waters Corp.(a)	2,141	786,925

		2,955,519

Machinery — 3.3%
AGCO Corp.	2,528	308,947
Donaldson Co. Inc.	6,942	416,589
Dover Corp.	8,723	1,474,885

38	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Fortive Corp.	18,271	$1,383,297
Ingersoll Rand Inc.(a)	22,216	1,194,332
ITT Inc.	4,312	405,630
Lincoln Electric Holdings Inc.	3,953	562,907
Middleby Corp. (The)(a)	3,296	601,322
Oshkosh Corp.	4,022	430,354
Otis Worldwide Corp.	16,148	1,296,846
PACCAR Inc.	26,301	2,357,096
Pentair PLC	8,569	633,849
Snap-on Inc.	5,795	1,177,718
Stanley Black & Decker Inc.	9,707	1,744,639
Westinghouse Air Brake Technologies Corp.	20,296	1,841,456

		15,829,867

Media — 2.5%
Altice USA Inc., Class A(a)	9,964	162,413
Discovery Inc., Class A(a)(b)	18,274	428,343
Discovery Inc., Class C, NVS(a)(b)	32,611	735,704
DISH Network Corp., Class A(a)	26,726	1,097,637
Fox Corp., Class A, NVS	34,721	1,379,812
Fox Corp., Class B	15,900	587,664
Interpublic Group of Companies Inc. (The)	42,260	1,545,448
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	4,223	210,221
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	8,556	421,982
News Corp., Class A, NVS	42,004	961,892
News Corp., Class B	13,074	294,949
Omnicom Group Inc.	23,021	1,567,270
Sirius XM Holdings Inc.(b)	57,788	351,929
ViacomCBS Inc., Class A	981	38,190
ViacomCBS Inc., Class B, NVS	65,045	2,355,930

		12,139,384

Metals & Mining — 1.5%
Cleveland-Cliffs Inc.(a)	48,827	1,177,219
Nucor Corp.	31,532	3,520,548
Reliance Steel & Aluminum Co.	6,816	996,226
Steel Dynamics Inc.	20,820	1,375,786

		7,069,779

Mortgage Real Estate Investment — 0.6%
AGNC Investment Corp.	56,358	897,220
Annaly Capital Management Inc.	155,065	1,311,850
Starwood Property Trust Inc.	31,041	790,614

		2,999,684

Multi-Utilities — 3.8%
Ameren Corp.	27,608	2,327,078
CenterPoint Energy Inc.	63,656	1,657,602
CMS Energy Corp.	22,157	1,337,175
Consolidated Edison Inc.	38,005	2,865,577
DTE Energy Co.	20,801	2,357,794
NiSource Inc.	42,297	1,043,467
Public Service Enterprise Group Inc.	54,360	3,468,168
WEC Energy Group Inc.	33,868	3,050,152

		18,107,013

Multiline Retail — 0.7%
Dollar Tree Inc.(a)	24,905	2,683,763
Kohl’s Corp.	16,773	813,993

		3,497,756

Oil, Gas & Consumable Fuels — 8.1%
APA Corp.	40,587	1,063,785
Continental Resources Inc./OK	6,356	310,236

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Coterra Energy Inc.	87,136	$1,857,740
Devon Energy Corp.	67,598	2,709,328
Diamondback Energy Inc.	18,273	1,958,683
Hess Corp.	29,591	2,443,329
Marathon Oil Corp.	84,648	1,381,455
Marathon Petroleum Corp.	68,596	4,522,534
Occidental Petroleum Corp.	95,395	3,198,594
ONEOK Inc.	47,930	3,049,307
Phillips 66	47,024	3,516,455
Pioneer Natural Resources Co.	24,386	4,559,694
Targa Resources Corp.	14,642	800,478
Texas Pacific Land Corp.	238	303,134
Valero Energy Corp.	43,895	3,394,400
Williams Companies Inc. (The)	130,447	3,664,256

		38,733,408

Personal Products — 0.1%
Coty Inc., Class A(a)	36,128	306,365

Pharmaceuticals — 1.0%
Elanco Animal Health Inc.(a)(b)	15,226	500,631
Jazz Pharmaceuticals PLC(a)	6,565	873,407
Royalty Pharma PLC, Class A	38,051	1,504,156
Viatris Inc.	130,177	1,737,863

		4,616,057

Professional Services — 0.9%
Booz Allen Hamilton Holding Corp.	6,553	569,194
Dun & Bradstreet Holdings Inc.(a)(b)	7,571	142,638
Jacobs Engineering Group Inc.	7,743	1,087,272
Leidos Holdings Inc.	10,414	1,041,192
Nielsen Holdings PLC	38,449	778,592
Robert Half International Inc.	6,278	709,853

		4,328,741

Real Estate Management & Development — 0.9%
CBRE Group Inc., Class A(a)	20,908	2,176,105
Jones Lang LaSalle Inc.(a)	5,445	1,406,062
Opendoor Technologies Inc.(a)(b)	40,898	969,692

		4,551,859

Road & Rail — 0.7%
AMERCO	414	305,114
Kansas City Southern	3,076	954,329
Knight-Swift Transportation Holdings Inc.	12,747	722,628
Lyft Inc., Class A(a)	18,952	869,328
XPO Logistics Inc.(a)	4,795	411,411

		3,262,810

Semiconductors & Semiconductor Equipment — 1.2%
First Solar Inc.(a)	5,531	661,452
MKS Instruments Inc.	2,486	373,024
ON Semiconductor Corp.(a)	22,043	1,059,607
Skyworks Solutions Inc.	5,738	958,992
Wolfspeed Inc.(a)(b)	5,425	651,597
Xilinx Inc.	10,872	1,956,960

		5,661,632

Software — 0.8%
Citrix Systems Inc.	6,668	631,660
NortonLifeLock Inc.	44,406	1,130,133
Nuance Communications Inc.(a)	15,304	842,485
SS&C Technologies Holdings Inc.	13,901	1,104,712

		3,708,990

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 2.7%
Advance Auto Parts Inc.	3,762	$848,406
AutoNation Inc.(a)(b)	4,682	567,084
AutoZone Inc.(a)	1,487	2,654,057
Bath & Body Works Inc.	13,356	922,766
Best Buy Co. Inc.	24,245	2,963,709
CarMax Inc.(a)(b)	10,726	1,468,604
GameStop Corp., Class A(a)(b)	6,681	1,226,030
Gap Inc. (The)	23,067	523,390
Tractor Supply Co.	5,354	1,162,728
Williams-Sonoma Inc.	4,228	785,267

		13,122,041

Technology Hardware, Storage & Peripherals — 2.2%
Dell Technologies Inc., Class C(a)	29,805	3,278,252
Hewlett Packard Enterprise Co.	140,213	2,054,120
NetApp Inc.	24,052	2,147,844
Seagate Technology Holdings PLC	22,536	2,007,282
Western Digital Corp.(a)	19,707	1,030,479

		10,517,977

Textiles, Apparel & Luxury Goods — 0.6%
Capri Holdings Ltd.(a)	16,322	868,983
PVH Corp.(a)	7,662	837,687
Tapestry Inc.	29,938	1,166,983

		2,873,653

Trading Companies & Distributors — 0.6%
United Rentals Inc.(a)	5,326	2,019,140
WW Grainger Inc.	2,261	1,047,092

		3,066,232

Water Utilities — 0.4%
American Water Works Co. Inc.	8,674	1,510,837

Security	Shares	Value

Water Utilities (continued)
Essential Utilities Inc.	10,595	$498,707

		2,009,544

Total Common Stocks — 99.7% (Cost: $404,390,666)		477,291,215

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	9,913,900	9,918,857
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	805,000	805,000

		10,723,857

Total Short-Term Investments — 2.2% (Cost: $10,723,857)		10,723,857

Total Investments in Securities — 101.9% (Cost: $415,114,523)		488,015,072

Other Assets, Less Liabilities — (1.9)%		(9,191,013)

Net Assets — 100.0%		$478,824,059

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,010,373	$7,908,854	(a)	$—		$(370)	$—	$9,918,857	9,913,900	$7,713	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	935,000	—		(130,000	)(a)	—	—	805,000	805,000	27		—

						$(370)	$—	$10,723,857		$7,740		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

40	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Mid-Cap Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Utilities Select Sector Index	5	12/17/21	$337	$11,339
S&P Mid 400 E-Mini Index	4	12/17/21	1,116	16,355

				$27,694

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$27,694

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(14,889)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(16,734)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,092,360

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$477,291,215	$—	$—	$477,291,215
Money Market Funds	10,723,857	—	—	10,723,857

	$488,015,072	$—	$—	$488,015,072

Derivative financial instruments(a)
Assets
Futures Contracts	$27,694	$—	$—	$27,694

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
AAR Corp.(a)	2,058	$72,792
Aerojet Rocketdyne Holdings Inc.	4,449	195,801
Aerovironment Inc.(a)	1,373	122,348
Astra Space Inc.(a)	7,537	73,410
Astronics Corp.(a)	1,448	18,679
BWX Technologies Inc.	5,715	324,269
Curtiss-Wright Corp.	2,455	313,454
Ducommun Inc.(a)	652	31,550
Hexcel Corp.(a)	5,038	285,856
Kaman Corp.	1,704	60,986
Kratos Defense & Security Solutions Inc.(a)	7,460	159,569
Maxar Technologies Inc.(b)	4,356	115,652
Mercury Systems Inc.(a)	3,379	174,154
Moog Inc., Class A	1,767	133,462
National Presto Industries Inc.	316	26,275
PAE Inc.(a)	3,956	39,244
Parsons Corp.(a)(b)	1,574	54,523
Spirit AeroSystems Holdings Inc., Class A	6,351	262,233
Triumph Group Inc.(a)	3,878	79,305
Vectrus Inc.(a)	717	34,724
Virgin Galactic Holdings Inc.(a)	10,580	198,375

		2,776,661

Air Freight & Logistics — 0.3%
Air Transport Services Group Inc.(a)	3,474	86,468
Atlas Air Worldwide Holdings Inc.(a)	1,618	131,252
Echo Global Logistics Inc.(a)	1,589	76,637
Forward Air Corp.	1,658	166,729
Hub Group Inc., Class A(a)	2,025	159,104

		620,190

Airlines — 0.4%
Allegiant Travel Co.(a)	917	160,723
Frontier Group Holdings Inc.(a)(b)	1,916	29,985
Hawaiian Holdings Inc.(a)	3,078	59,559
JetBlue Airways Corp.(a)	19,095	267,903
Mesa Air Group Inc.(a)	2,034	15,336
SkyWest Inc.(a)	3,026	130,209
Spirit Airlines Inc.(a)(b)	6,530	142,681
Sun Country Airlines Holdings Inc.(a)	1,858	56,260

		862,656

Auto Components — 1.2%
Adient PLC(a)	5,664	235,736
American Axle & Manufacturing Holdings Inc.(a)	6,898	62,634
Cooper-Standard Holdings Inc.(a)	993	25,758
Dana Inc.	8,751	194,185
Dorman Products Inc.(a)	1,713	178,803
Fox Factory Holding Corp.(a)	2,528	406,882
Gentherm Inc.(a)	1,991	146,597
Goodyear Tire & Rubber Co. (The)(a)	16,969	324,447
LCI Industries	1,521	212,392
Luminar Technologies Inc.(a)(b)	12,964	212,480
Modine Manufacturing Co.(a)	3,164	34,804
Patrick Industries Inc.	1,361	106,036
Standard Motor Products Inc.	1,141	54,654
Stoneridge Inc.(a)	1,704	32,342
Superior Industries International Inc.(a)	1,705	9,940
Tenneco Inc., Class A(a)	4,552	60,405
Veoneer Inc.(a)	6,054	213,101
Visteon Corp.(a)	1,689	191,161

Security	Shares	Value

Auto Components (continued)
XL Fleet Corp.(a)	5,969	$32,710
XPEL Inc.(a)	999	75,824

		2,810,891

Automobiles — 0.2%
Arcimoto Inc.(a)(b)	1,445	16,878
AYRO Inc.(a)	1,904	5,617
Canoo Inc.(a)(b)	8,671	69,541
Fisker Inc.(a)(b)	8,490	136,265
Lordstown Motors Corp., Class A(a)(b)	6,667	34,468
Winnebago Industries Inc.	2,035	137,749
Workhorse Group Inc.(a)	6,641	44,694

		445,212

Banks — 7.4%
1st Source Corp.	1,365	65,902
Allegiance Bancshares Inc.	1,091	42,734
Ameris Bancorp.	4,027	210,975
Associated Banc-Corp.	10,266	228,726
Atlantic Capital Bancshares Inc.(a)	1,469	40,412
Atlantic Union Bankshares Corp.	5,044	180,928
Banc of California Inc.	3,222	65,503
BancFirst Corp.	1,322	85,943
Bancorp. Inc. (The)(a)	2,833	86,548
Bank of Hawaii Corp.	2,588	218,686
Bank OZK	7,491	334,623
BankUnited Inc.	4,984	202,151
Banner Corp.	1,557	89,932
Berkshire Hills Bancorp. Inc.	2,558	69,450
BOK Financial Corp.	2,009	203,251
Brookline Bancorp. Inc.	2,759	44,282
Bryn Mawr Bank Corp.	1,468	68,027
Byline Bancorp Inc.	1,745	44,951
Cadence Bank	8,197	237,871
Camden National Corp.	1,119	53,264
Cathay General Bancorp.	5,347	225,590
Central Pacific Financial Corp.	509	13,992
CIT Group Inc.	6,001	297,230
City Holding Co.	657	52,284
Columbia Banking System Inc.	4,143	141,401
Community Bank System Inc.	3,105	222,535
Community Trust Bancorp. Inc.	1,311	57,264
ConnectOne Bancorp. Inc.	2,517	84,898
CrossFirst Bankshares Inc.(a)	3,169	45,095
Customers Bancorp. Inc.(a)	1,792	95,496
CVB Financial Corp.	7,670	153,553
Dime Community Bancshares Inc.	2,200	78,496
Eagle Bancorp. Inc.	1,806	102,202
Eastern Bankshares Inc.	10,502	218,127
Enterprise Financial Services Corp.	2,614	122,910
FB Financial Corp.	2,348	106,435
Financial Institutions Inc.	1,281	40,890
First BanCorp./Puerto Rico	2,140	29,211
First Bancorp./Southern Pines NC	1,724	83,476
First Bancshares Inc. (The)	1,614	64,963
First Busey Corp.	3,832	97,678
First Commonwealth Financial Corp.	3,433	52,525
First Financial Bancorp.	3,970	94,407
First Financial Bankshares Inc.	7,885	399,927
First Financial Corp./IN	996	42,679
First Foundation Inc.	2,687	71,501

42	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
First Hawaiian Inc.	8,120	$224,031
First Interstate BancSystem Inc., Class A	2,287	95,071
First Merchants Corp.	3,684	153,181
First Midwest Bancorp. Inc.	6,348	122,199
Flushing Financial Corp.	2,197	52,772
FNB Corp.	22,751	265,049
Fulton Financial Corp.	11,363	182,944
German American Bancorp. Inc.	1,685	66,423
Glacier Bancorp. Inc.	6,548	362,039
Great Southern Bancorp. Inc.	893	50,392
Great Western Bancorp. Inc.	3,037	103,410
Hancock Whitney Corp.	5,455	269,913
Hanmi Financial Corp.	1,167	25,896
Harborone Bancorp. Inc.	3,693	53,068
Heartland Financial USA Inc.	2,711	135,875
Heritage Commerce Corp.	4,346	52,109
Heritage Financial Corp./WA	1,430	35,521
Hilltop Holdings Inc.	3,868	137,082
Home BancShares Inc./AR	9,512	226,005
HomeStreet Inc.	509	24,004
Hope Bancorp Inc.	5,522	80,566
Horizon Bancorp Inc./IN	3,140	59,880
Independent Bank Corp.	1,810	152,945
Independent Bank Corp./MI	1,944	43,798
Independent Bank Group Inc.	2,400	173,496
International Bancshares Corp.	3,378	143,227
Investors Bancorp. Inc.	13,519	206,841
Lakeland Bancorp. Inc.	4,006	72,028
Lakeland Financial Corp.	1,569	112,764
Live Oak Bancshares Inc.(b)	1,932	172,296
Meta Financial Group Inc.	1,855	102,841
Metropolitan Bank Holding Corp.(a)(b)	616	55,970
Midland States Bancorp. Inc.	1,626	41,723
National Bank Holdings Corp., Class A	1,445	62,670
NBT Bancorp. Inc.	1,916	70,298
Nicolet Bankshares Inc.(a)(b)	796	57,224
OceanFirst Financial Corp.	4,074	90,321
OFG Bancorp.	1,967	50,945
Old National Bancorp./IN	7,169	122,447
Origin Bancorp Inc.	1,488	66,365
Pacific Premier Bancorp. Inc.	5,451	228,887
PacWest Bancorp.	7,283	345,724
Park National Corp.	924	118,817
Peapack Gladstone Financial Corp.	1,352	45,360
Peoples Bancorp. Inc./OH	1,825	58,327
Pinnacle Financial Partners Inc.	4,673	451,272
Popular Inc.	4,975	405,164
Prosperity Bancshares Inc.	5,706	429,719
QCR Holdings Inc.	1,045	57,621
Renasant Corp.	3,180	118,964
S&T Bancorp. Inc.	1,540	47,062
Sandy Spring Bancorp. Inc.	3,319	157,520
Seacoast Banking Corp. of Florida	2,650	96,539
ServisFirst Bancshares Inc.	2,990	240,127
Silvergate Capital Corp., Class A(a)(b)	1,591	249,182
Simmons First National Corp., Class A	6,251	186,842
South State Corp.	4,244	331,414
Southside Bancshares Inc.	1,959	80,946
Sterling Bancorp./DE	12,277	312,450
Stock Yards Bancorp. Inc.	1,592	97,510

Security	Shares	Value

Banks (continued)
Synovus Financial Corp.	9,041	$421,220
Texas Capital Bancshares Inc.(a)	3,106	188,224
Tompkins Financial Corp.	869	71,354
Towne Bank/Portsmouth VA	4,681	147,545
TriCo Bancshares	1,802	78,982
TriState Capital Holdings Inc.(a)	2,030	61,002
Triumph Bancorp. Inc.(a)	1,447	169,733
Trustmark Corp.	4,248	135,129
UMB Financial Corp.	2,666	263,454
Umpqua Holdings Corp.	13,918	284,623
United Bankshares Inc./WV	8,016	296,512
United Community Banks Inc./GA	5,015	174,723
Univest Financial Corp.	2,273	65,235
Valley National Bancorp.	25,743	341,352
Veritex Holdings Inc.	2,861	117,158
Washington Trust Bancorp. Inc.	1,286	70,293
Webster Financial Corp.	5,589	312,760
WesBanco Inc.	4,335	150,728
Westamerica Bancorp.	1,491	83,138
Wintrust Financial Corp.	3,566	315,591

		17,952,756

Beverages — 0.2%
Celsius Holdings Inc.(a)	2,280	220,066
Coca-Cola Consolidated Inc.	278	111,589
Duckhorn Portfolio Inc. (The)(a)	1,859	35,953
MGP Ingredients Inc.	762	48,928
National Beverage Corp.	1,395	78,678
NewAge Inc.(a)	9,061	13,410

		508,624

Biotechnology — 7.0%
180 Life Sciences Corp.(a)	1,386	7,027
4D Molecular Therapeutics Inc.(a)	1,260	30,278
89bio Inc.(a)	475	8,360
Abeona Therapeutics Inc.(a)	6,078	4,937
ACADIA Pharmaceuticals Inc.(a)	7,161	128,540
Adamas Pharmaceuticals Inc.(a)	2,382	19,318
ADMA Biologics Inc.(a)	6,619	8,539
Adverum Biotechnologies Inc.(a)	5,271	11,965
Agenus Inc.(a)	13,041	50,077
Agios Pharmaceuticals Inc.(a)(b)	3,561	167,367
Akebia Therapeutics Inc.(a)	10,641	30,540
Akero Therapeutics Inc.(a)	1,436	30,860
Akouos Inc.(a)	1,484	13,831
Albireo Pharma Inc.(a)	1,185	34,626
Aldeyra Therapeutics Inc.(a)	3,185	28,984
Alector Inc.(a)(b)	3,530	76,742
Aligos Therapeutics Inc.(a)(b)	1,166	18,574
Alkermes PLC(a)	9,710	294,116
Allakos Inc.(a)(b)	2,092	210,413
Allogene Therapeutics Inc.(a)	4,472	77,097
Allovir Inc.(a)	1,802	43,266
Altimmune Inc.(a)(b)	1,998	21,578
ALX Oncology Holdings Inc.(a)	1,255	70,330
Amicus Therapeutics Inc.(a)	14,502	152,271
AnaptysBio Inc.(a)	1,182	38,888
Anavex Life Sciences Corp.(a)(b)	4,594	86,092
Anika Therapeutics Inc.(a)	916	38,151
Anixa Biosciences Inc.(a)(b)	1,422	6,783
Annexon Inc.(a)	1,574	25,672

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Apellis Pharmaceuticals Inc.(a)	4,306	$132,366
Applied Genetic Technologies Corp./DE(a)(b)	2,913	7,545
Applied Molecular Transport Inc.(a)	1,017	22,903
Applied Therapeutics Inc.(a)	1,152	16,900
AquaBounty Technologies Inc.(a)	2,821	11,256
Arbutus Biopharma Corp.(a)	4,923	19,840
Arcturus Therapeutics Holdings Inc.(a)(b)	1,286	57,806
Arcus Biosciences Inc.(a)(b)	2,786	93,164
Arcutis Biotherapeutics Inc.(a)	1,725	36,536
Ardelyx Inc.(a)	4,952	5,992
Arena Pharmaceuticals Inc.(a)	3,648	209,359
Assembly Biosciences Inc.(a)	2,556	8,051
Atara Biotherapeutics Inc.(a)	5,127	79,366
Athenex Inc.(a)	4,492	11,410
Athersys Inc.(a)	13,383	15,658
Atossa Therapeutics Inc.(a)	7,929	20,378
Atreca Inc., Class A(a)(b)	1,988	10,298
AVEO Pharmaceuticals Inc.(a)(b)	2,043	13,872
Avid Bioservices Inc.(a)	3,600	110,448
Avidity Biosciences Inc.(a)	2,550	57,375
Avita Medical Inc.(a)(b)	1,564	25,759
Avrobio Inc.(a)	2,425	13,629
Beam Therapeutics Inc.(a)(b)	2,609	231,601
BioAtla Inc.(a)(b)	965	28,207
BioCryst Pharmaceuticals Inc.(a)(b)	10,784	161,005
Biohaven Pharmaceutical Holding Co. Ltd.(a)	3,462	492,712
Bioxcel Therapeutics Inc.(a)	1,178	34,327
Black Diamond Therapeutics Inc.(a)(b)	1,456	11,153
Bluebird Bio Inc.(a)(b)	4,137	96,847
Blueprint Medicines Corp.(a)	3,519	395,852
Bolt Biotherapeutics Inc.(a)(b)	840	10,996
Brooklyn ImmunoTherapeutics Inc.(a)	1,676	14,280
C4 Therapeutics Inc.(a)	2,230	99,057
Calithera Biosciences Inc.(a)	3,143	6,066
Cardiff Oncology Inc.(a)	2,527	14,833
CareDx Inc.(a)	3,151	160,701
CASI Pharmaceuticals Inc.(a)(b)	4,678	5,052
Catalyst Biosciences Inc.(a)	1,751	5,761
Catalyst Pharmaceuticals Inc.(a)	5,863	34,592
Celldex Therapeutics Inc.(a)	2,789	118,644
CEL-SCI Corp.(a)	2,609	29,221
Cerevel Therapeutics Holdings Inc.(a)	3,318	134,877
Checkpoint Therapeutics Inc.(a)(b)	3,861	13,552
ChemoCentryx Inc.(a)(b)	2,993	104,186
Chimerix Inc.(a)	4,400	23,056
Chinook Therapeutics Inc.(a)	2,397	25,744
Clene Inc.(a)(b)	1,344	7,298
Clovis Oncology Inc.(a)(b)	7,319	31,691
Codiak Biosciences Inc.(a)	994	14,324
Cogent Biosciences Inc.(a)	2,049	17,376
Coherus Biosciences Inc.(a)	3,811	63,758
Concert Pharmaceuticals Inc.(a)	1,788	4,899
Corbus Pharmaceuticals Holdings Inc.(a)(b)	7,815	7,815
Cortexyme Inc.(a)(b)	1,025	13,530
Crinetics Pharmaceuticals Inc.(a)	2,229	55,569
CTI BioPharma Corp.(a)(b)	4,466	11,567
Cue Biopharma Inc.(a)	1,829	22,332
Cullinan Oncology Inc.(a)(b)	1,463	32,508
Curis Inc.(a)	4,790	31,135
Cytokinetics Inc.(a)	5,008	174,829

Security	Shares	Value

Biotechnology (continued)
CytomX Therapeutics Inc.(a)	3,751	$22,243
Deciphera Pharmaceuticals Inc.(a)	2,547	85,044
Denali Therapeutics Inc.(a)	5,510	266,409
Dermtech Inc.(a)	1,513	41,381
Design Therapeutics Inc.(a)	811	12,716
Dicerna Pharmaceuticals Inc.(a)	4,171	86,799
Dynavax Technologies Corp.(a)	6,399	127,788
Dyne Therapeutics Inc.(a)	1,556	22,578
Eagle Pharmaceuticals Inc./DE(a)	689	36,083
Editas Medicine Inc.(a)(b)	4,107	150,809
Eiger BioPharmaceuticals Inc.(a)	2,117	14,269
Emergent BioSolutions Inc.(a)	2,849	135,812
Enanta Pharmaceuticals Inc.(a)	1,103	94,693
Epizyme Inc.(a)(b)	5,663	23,785
Equillium Inc.(a)	1,094	6,903
Evelo Biosciences Inc.(a)	1,759	15,567
FibroGen Inc.(a)	5,351	59,503
Finch Therapeutics Group Inc.(a)(b)	456	6,110
Flexion Therapeutics Inc.(a)	3,029	28,018
Forma Therapeutics Holdings Inc.(a)	1,931	35,839
Forte Biosciences Inc.(a)	1,508	4,087
Fortress Biotech Inc.(a)	4,864	15,857
Frequency Therapeutics Inc.(a)(b)	1,812	11,379
G1 Therapeutics Inc.(a)	2,106	30,516
Generation Bio Co.(a)(b)	2,656	55,670
Genprex Inc.(a)(b)	2,503	5,832
Geron Corp.(a)(b)	20,564	31,669
Global Blood Therapeutics Inc.(a)	3,499	127,783
Gossamer Bio Inc.(a)	3,062	38,030
Greenwich Lifesciences Inc.(a)	240	8,486
Gritstone bio Inc.(a)	2,467	27,112
Halozyme Therapeutics Inc.(a)(b)	8,554	325,651
Harpoon Therapeutics Inc.(a)	1,248	7,812
Heat Biologics Inc.(a)(b)	1,570	8,384
Heron Therapeutics Inc.(a)(b)	6,256	68,879
Homology Medicines Inc.(a)	2,474	14,176
Humanigen Inc.(a)(b)	2,655	19,063
iBio Inc.(a)	14,447	11,269
Ideaya Biosciences Inc.(a)	1,985	42,558
IGM Biosciences Inc.(a)	464	21,771
Immunic Inc.(a)	865	8,062
ImmunityBio Inc.(a)	4,024	31,508
ImmunoGen Inc.(a)	11,405	68,772
Immunome Inc.(a)	611	14,322
Immunovant Inc.(a)	2,631	21,153
Infinity Pharmaceuticals Inc.(a)	5,632	14,305
Inhibrx Inc.(a)	1,235	49,635
Inmune Bio Inc.(a)(b)	767	14,105
Inovio Pharmaceuticals Inc.(a)(b)	12,751	91,042
Insmed Inc.(a)(b)	6,989	210,718
Instil Bio Inc.(a)	1,006	20,492
Intellia Therapeutics Inc.(a)	4,089	543,755
Intercept Pharmaceuticals Inc.(a)(b)	1,745	29,421
Invitae Corp.(a)(b)	11,965	317,073
Ionis Pharmaceuticals Inc.(a)(b)	8,527	271,755
Iovance Biotherapeutics Inc.(a)	8,146	198,029
Ironwood Pharmaceuticals Inc.(a)	9,859	125,899
iTeos Therapeutics Inc.(a)	1,226	32,796
IVERIC bio Inc.(a)(b)	6,394	113,174
Jounce Therapeutics Inc.(a)	2,042	17,929

44	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Kadmon Holdings Inc.(a)(b)	9,696	$91,627
KalVista Pharmaceuticals Inc.(a)(b)	1,211	21,774
Karuna Therapeutics Inc.(a)	1,323	185,723
Karyopharm Therapeutics Inc.(a)(b)	4,256	23,238
Keros Therapeutics Inc.(a)	785	32,750
Kiniksa Pharmaceuticals Ltd., Class A(a)	1,716	17,829
Kinnate Biopharma Inc.(a)	849	20,181
Kodiak Sciences Inc.(a)(b)	1,995	233,595
Kronos Bio Inc.(a)	2,485	40,903
Krystal Biotech Inc.(a)	1,101	55,149
Kura Oncology Inc.(a)	4,051	66,517
Kymera Therapeutics Inc.(a)	2,113	124,413
Lexicon Pharmaceuticals Inc.(a)	4,224	22,345
Ligand Pharmaceuticals Inc.(a)	988	144,189
Lineage Cell Therapeutics Inc.(a)	7,951	18,128
MacroGenics Inc.(a)	3,331	65,054
Madrigal Pharmaceuticals Inc.(a)	737	57,302
Magenta Therapeutics Inc.(a)	2,346	15,014
MannKind Corp.(a)(b)	15,114	71,187
Matinas BioPharma Holdings Inc.(a)(b)	12,191	13,532
MediciNova Inc.(a)	3,077	10,339
MEI Pharma Inc.(a)	5,410	15,256
MeiraGTx Holdings PLC(a)	1,742	37,453
Mersana Therapeutics Inc.(a)	4,175	35,738
MiMedx Group Inc.(a)	5,099	34,928
Mirum Pharmaceuticals Inc.(a)	1,041	16,531
Molecular Templates Inc.(a)	2,717	14,183
Morphic Holding Inc.(a)	1,563	89,873
Mustang Bio Inc.(a)	4,909	10,996
Myovant Sciences Ltd.(a)	2,554	55,882
Myriad Genetics Inc.(a)	4,735	145,696
Neoleukin Therapeutics Inc.(a)	1,952	14,308
NeuBase Therapeutics Inc.(a)	1,768	6,542
NexImmune Inc.(a)	408	4,643
NextCure Inc.(a)	1,061	8,721
Nkarta Inc.(a)	870	13,642
Nurix Therapeutics Inc.(a)	2,420	80,949
Ocugen Inc.(a)(b)	12,067	142,873
Olema Pharmaceuticals Inc.(a)	1,787	48,249
Oncocyte Corp.(a)	5,009	16,430
Oncorus Inc.(a)	1,005	10,713
Oncternal Therapeutics Inc.(a)	3,010	11,047
OPKO Health Inc.(a)(b)	24,707	93,640
Organogenesis Holdings Inc., Class A(a)	3,780	41,504
ORIC Pharmaceuticals Inc.(a)(b)	1,910	27,962
Outlook Therapeutics Inc.(a)	6,204	12,842
Ovid therapeutics Inc.(a)	2,715	9,231
Passage Bio Inc.(a)	2,201	19,193
PDS Biotechnology Corp.(a)	1,414	17,025
PMV Pharmaceuticals Inc.(a)	1,649	38,949
Poseida Therapeutics Inc.(a)	1,879	12,044
Praxis Precision Medicines Inc.(a)	2,134	44,387
Precigen Inc.(a)	5,657	27,323
Precision BioSciences Inc.(a)	2,903	27,549
Prelude Therapeutics Inc.(a)(b)	768	13,501
Prometheus Biosciences Inc.(a)	604	19,243
Protagonist Therapeutics Inc.(a)	2,682	83,571
Prothena Corp. PLC(a)(b)	2,087	115,515
PTC Therapeutics Inc.(a)	4,242	160,899
Puma Biotechnology Inc.(a)	2,340	11,934

Security	Shares	Value

Biotechnology (continued)
Radius Health Inc.(a)	2,969	$64,130
RAPT Therapeutics Inc.(a)	1,192	37,643
Recursion Pharmaceuticals Inc., Class A(a)	1,478	28,304
REGENXBIO Inc.(a)	2,282	80,874
Relay Therapeutics Inc.(a)	4,398	146,234
Replimune Group Inc.(a)	1,792	52,882
REVOLUTION Medicines Inc.(a)	3,752	110,421
Rhythm Pharmaceuticals Inc.(a)	2,348	27,025
Rigel Pharmaceuticals Inc.(a)	10,559	35,478
Rocket Pharmaceuticals Inc.(a)(b)	2,709	80,484
Rubius Therapeutics Inc.(a)	2,533	35,994
Sage Therapeutics Inc.(a)	3,074	124,067
Sana Biotechnology Inc.(a)	4,979	103,264
Sangamo Therapeutics Inc.(a)	7,368	59,828
Sarepta Therapeutics Inc.(a)	5,177	409,656
Scholar Rock Holding Corp.(a)	1,587	41,738
Selecta Biosciences Inc.(a)	5,257	18,873
Sensei Biotherapeutics Inc.(a)	551	4,788
Seres Therapeutics Inc.(a)	3,538	21,511
Sesen Bio Inc.(a)	11,173	13,519
Shattuck Labs Inc.(a)	1,725	33,293
Silverback Therapeutics Inc.(a)(b)	1,375	11,866
Sio Gene Therapies Inc.(a)(b)	3,197	6,106
Solid Biosciences Inc.(a)	4,230	8,587
Sorrento Therapeutics Inc.(a)(b)	18,014	123,576
Spectrum Pharmaceuticals Inc.(a)(b)	10,580	19,361
Spero Therapeutics Inc.(a)	1,703	29,905
SpringWorks Therapeutics Inc.(a)	1,584	106,223
SQZ Biotechnologies Co.(a)	1,158	15,506
Stoke Therapeutics Inc.(a)	1,303	29,747
Surface Oncology Inc.(a)	2,157	16,005
Sutro Biopharma Inc.(a)	2,640	53,222
Syndax Pharmaceuticals Inc.(a)	2,538	49,364
Syros Pharmaceuticals Inc.(a)	3,444	14,224
T2 Biosystems Inc.(a)(b)	10,403	8,057
Taysha Gene Therapies Inc.(a)	1,414	22,115
TCR2 Therapeutics Inc.(a)	2,114	13,318
TG Therapeutics Inc.(a)(b)	7,993	249,541
Tonix Pharmaceuticals Holding Corp.(a)	22,063	12,179
Travere Therapeutics Inc.(a)	3,091	89,052
Trevena Inc.(a)(b)	9,144	9,235
Turning Point Therapeutics Inc.(a)	2,980	123,908
Twist Bioscience Corp.(a)	2,924	347,371
Tyme Technologies Inc.(a)	6,411	6,110
uniQure NV(a)(b)	2,176	66,303
UNITY Biotechnology Inc.(a)	2,581	6,169
Vanda Pharmaceuticals Inc.(a)	3,408	58,345
Vaxart Inc.(a)(b)	7,611	51,070
Vaxcyte Inc.(a)	1,878	43,945
Veracyte Inc.(a)	4,242	203,107
Verastem Inc.(a)	10,205	26,533
Vericel Corp.(a)	2,820	129,776
Viking Therapeutics Inc.(a)	4,456	25,934
Vir Biotechnology Inc.(a)(b)	4,396	165,861
Viracta Therapeutics Inc.(a)	1,268	7,456
VistaGen Therapeutics Inc.(a)	10,831	24,803
Vor BioPharma Inc.(a)	715	11,247
Voyager Therapeutics Inc.(a)(b)	2,042	7,392
Werewolf Therapeutics Inc.(a)	447	7,004
XBiotech Inc.	874	12,813

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Xencor Inc.(a)	3,624	$143,365
XOMA Corp.(a)	741	18,525
Y-mAbs Therapeutics Inc.(a)	2,098	51,527
Zentalis Pharmaceuticals Inc.(a)	2,185	175,761
ZIOPHARM Oncology Inc.(a)(b)	14,117	21,176

		16,872,814

Building Products — 1.0%
AAON Inc.	2,487	178,194
American Woodmark Corp.(a)	1,032	70,940
Apogee Enterprises Inc.	1,543	64,698
Armstrong World Industries Inc.	2,845	300,574
Cornerstone Building Brands Inc.(a)	3,284	46,994
Gibraltar Industries Inc.(a)	1,969	128,300
Griffon Corp.	2,859	75,735
Insteel Industries Inc.	1,158	47,096
JELD-WEN Holding Inc.(a)	5,574	152,783
Masonite International Corp.(a)(b)	1,452	174,255
PGT Innovations Inc.(a)	3,641	77,735
Quanex Building Products Corp.	2,057	42,621
Resideo Technologies Inc.(a)	8,671	213,827
Simpson Manufacturing Co. Inc.	2,608	276,683
UFP Industries Inc.	3,746	306,535
View Inc.(a)(b)	3,922	20,943
Zurn Water Solutions Corp.	7,272	263,828

		2,441,741

Capital Markets — 2.4%
Affiliated Managers Group Inc.	2,492	418,357
Artisan Partners Asset Management Inc., Class A	3,888	192,611
Assetmark Financial Holdings Inc.(a)	1,240	31,794
B. Riley Financial Inc.	1,009	72,305
BGC Partners Inc., Class A	20,620	110,729
Blucora Inc.(a)	3,019	49,874
BrightSphere Investment Group Inc.	3,614	108,348
Cohen & Steers Inc.	1,500	142,335
Coinbase Global Inc., Class A(a)(b)	1,723	550,361
Cowen Inc., Class A	1,724	65,046
Diamond Hill Investment Group Inc.	209	45,324
Donnelley Financial Solutions Inc.(a)	1,784	68,363
Evercore Inc., Class A	2,405	365,175
Federated Hermes Inc.	5,922	197,262
Focus Financial Partners Inc., Class A(a)	3,081	193,672
Freedom Holding Corp./NV(a)(b)	1,007	67,157
GCM Grosvenor Inc., Class A	1,955	22,385
Greenhill & Co. Inc.	809	12,717
Hamilton Lane Inc., Class A	2,039	213,096
Houlihan Lokey Inc.	3,091	346,439
Interactive Brokers Group Inc., Class A	5,269	373,309
Janus Henderson Group PLC	10,327	480,205
Moelis & Co., Class A	3,709	269,793
Open Lending Corp., Class A(a)	6,109	192,556
Oppenheimer Holdings Inc., Class A, NVS	568	29,564
Piper Sandler Cos	874	143,939
PJT Partners Inc., Class A	1,451	118,677
Sculptor Capital Management Inc.	1,197	31,720
StepStone Group Inc., Class A	2,419	113,645
Stifel Financial Corp.	6,326	460,976
StoneX Group Inc.(a)	1,063	73,464
Trinity Capital Inc.	462	7,461
Victory Capital Holdings Inc., Class A	1,000	37,900

Security	Shares	Value

Capital Markets (continued)
Virtu Financial Inc., Class A	5,342	$132,909
Virtus Investment Partners Inc.	432	138,240
WisdomTree Investments Inc.	6,984	44,628

		5,922,336

Chemicals — 2.5%
AdvanSix Inc.(a)	1,744	84,758
American Vanguard Corp.	1,628	25,364
Amyris Inc.(a)(b)	11,296	167,407
Ashland Global Holdings Inc.	3,399	326,338
Avient Corp.	5,447	293,484
Balchem Corp.	1,918	293,627
Cabot Corp.	3,425	182,724
Chase Corp.	461	44,256
Chemours Co. (The)	9,899	277,370
Danimer Scientific Inc.(a)(b)	4,408	65,062
Diversey Holdings Ltd.(a)	2,611	45,431
Ecovyst Inc.	3,321	38,789
Element Solutions Inc.	13,035	296,025
Ferro Corp.(a)	4,959	104,238
FutureFuel Corp.	1,973	13,929
GCP Applied Technologies Inc.(a)	3,253	73,550
Hawkins Inc.	1,141	41,841
HB Fuller Co.	3,159	222,741
Huntsman Corp.	12,659	412,430
Ingevity Corp.(a)	2,381	185,504
Innospec Inc.	1,499	135,824
Intrepid Potash Inc.(a)	587	28,593
Koppers Holdings Inc.(a)	1,273	44,670
Kraton Corp.(a)	1,933	88,242
Kronos Worldwide Inc.	1,482	19,311
Livent Corp.(a)	9,709	273,988
Loop Industries Inc.(a)	1,203	18,899
Minerals Technologies Inc.	2,029	143,937
NewMarket Corp.	429	145,864
Olin Corp.	8,731	497,492
PureCycle Technologies Inc.(a)(b)	4,441	59,465
Quaker Chemical Corp.(b)	805	197,901
Rayonier Advanced Materials Inc.(a)	3,743	26,875
Sensient Technologies Corp.	2,532	242,059
Stepan Co.	1,267	152,065
Tredegar Corp.	1,626	19,610
Trinseo PLC	2,345	131,461
Tronox Holdings PLC, Class A	6,899	160,885
Valvoline Inc.	10,853	368,568
Zymergen Inc.(a)(b)	998	10,579

		5,961,156

Commercial Services & Supplies — 1.8%
ABM Industries Inc.	4,025	177,140
ACCO Brands Corp.	5,837	48,272
ACV Auctions Inc., Class A(a)(b)	2,757	53,679
ADT Inc.	8,772	73,246
Aqua Metals Inc.(a)(b)	4,584	7,976
Brady Corp., Class A, NVS	2,929	152,572
BrightView Holdings Inc.(a)	3,046	48,310
Brink’s Co. (The)(b)	2,988	205,813
Casella Waste Systems Inc., Class A(a)	3,026	262,415
Cimpress PLC(a)(b)	1,134	101,289
Clean Harbors Inc.(a)	3,007	338,408
CoreCivic Inc.(a)	7,266	62,560

46	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Covanta Holding Corp.	7,107	$143,419
Deluxe Corp.	2,571	91,708
Driven Brands Holdings Inc.(a)	3,299	107,118
Ennis Inc.	1,635	30,967
Harsco Corp.(a)	4,813	82,302
Healthcare Services Group Inc.	4,496	86,278
Herman Miller Inc.	4,541	176,736
HNI Corp.	2,681	100,269
Interface Inc.	3,635	52,199
KAR Auction Services Inc.(a)	7,169	105,169
Kimball International Inc., Class B	2,304	25,044
Matthews International Corp., Class A	1,916	65,853
Montrose Environmental Group Inc.(a)	1,541	105,636
MSA Safety Inc.	2,188	334,830
RR Donnelley & Sons Co.(a)	4,489	28,730
SP Plus Corp.(a)	1,441	46,472
Steelcase Inc., Class A	5,601	66,652
Stericycle Inc.(a)	5,515	369,064
Team Inc.(a)	2,079	5,031
Tetra Tech Inc.	3,262	573,003
U.S. Ecology Inc.(a)	1,940	62,449
UniFirst Corp./MA	919	181,925
Viad Corp.(a)	1,271	56,394

		4,428,928

Communications Equipment — 0.8%
ADTRAN Inc.	2,936	54,257
Applied Optoelectronics Inc.(a)(b)	1,683	12,875
Aviat Networks Inc.(a)	586	16,760
CalAmp Corp.(a)	2,229	21,443
Calix Inc.(a)	3,318	207,674
Cambium Networks Corp.(a)	672	18,964
Casa Systems Inc.(a)	1,992	12,609
Clearfield Inc.(a)	709	40,051
CommScope Holding Co. Inc.(a)	12,289	131,615
Comtech Telecommunications Corp.	1,654	35,677
Digi International Inc.(a)	2,101	45,277
EMCORE Corp.(a)	1,995	14,923
Extreme Networks Inc.(a)	7,721	75,897
Harmonic Inc.(a)	6,064	55,000
Infinera Corp.(a)	12,609	95,702
Inseego Corp.(a)(b)	4,702	29,152
Lumentum Holdings Inc.(a)	4,547	375,491
NETGEAR Inc.(a)(b)	1,820	52,471
NetScout Systems Inc.(a)	4,446	120,309
Ondas Holdings Inc.(a)(b)	1,617	13,858
Plantronics Inc.(a)	2,549	68,211
Resonant Inc.(a)(b)	3,447	7,721
Ribbon Communications Inc.(a)	7,170	39,220
Viasat Inc.(a)(b)	4,404	262,875
Viavi Solutions Inc.(a)	13,728	211,411

		2,019,443

Construction & Engineering — 1.2%
Ameresco Inc., Class A(a)	1,847	151,694
API Group Corp.(a)(b)	11,683	254,456
Arcosa Inc.	2,921	151,103
Argan Inc.	946	39,032
Comfort Systems USA Inc.	2,182	199,587
Construction Partners Inc., Class A(a)(b)	2,176	77,487
Dycom Industries Inc.(a)	1,854	147,245

Security	Shares	Value

Construction & Engineering (continued)
EMCOR Group Inc.	3,228	$392,170
Fluor Corp.(a)	8,538	165,979
Granite Construction Inc.	2,783	103,305
Great Lakes Dredge & Dock Corp.(a)	3,907	59,464
IES Holdings Inc.(a)	543	27,069
Infrastructure and Energy Alternatives Inc.(a)	1,772	19,616
INNOVATE Corp.(a)	2,977	11,759
Matrix Service Co.(a)	1,551	15,867
MYR Group Inc.(a)	1,041	106,338
NV5 Global Inc.(a)(b)	707	73,620
Orbital Energy Group Inc.(a)(b)	3,696	9,868
Primoris Services Corp.	3,209	86,483
Sterling Construction Co. Inc.(a)(b)	1,715	41,229
Tutor Perini Corp.(a)	2,637	35,916
Valmont Industries Inc.	1,275	304,674
WillScot Mobile Mini Holdings Corp.(a)	13,415	466,171

		2,940,132

Construction Materials — 0.3%
Eagle Materials Inc.	2,517	373,422
Forterra Inc.(a)	1,843	43,901
Summit Materials Inc., Class A(a)	7,111	253,507

		670,830

Consumer Finance — 1.2%
Credit Acceptance Corp.(a)(b)	537	321,239
Curo Group Holdings Corp.	1,315	22,592
Encore Capital Group Inc.(a)(b)	1,825	98,586
Enova International Inc.(a)	2,265	73,477
EZCORP Inc., Class A, NVS(a)	3,264	24,349
FirstCash Inc.	2,427	214,717
Green Dot Corp., Class A(a)	3,126	132,417
LendingClub Corp.(a)	5,936	272,818
LendingTree Inc.(a)(b)	694	112,005
Navient Corp.	10,092	198,812
Nelnet Inc., Class A	1,255	103,701
PRA Group Inc.(a)	2,768	118,692
PROG Holdings Inc.	3,999	161,759
SLM Corp.	18,262	335,108
SoFi Technologies Inc.(a)(b)	35,420	711,588
World Acceptance Corp.(a)(b)	254	47,089

		2,948,949

Containers & Packaging — 0.6%
Graphic Packaging Holding Co.	16,961	338,033
Greif Inc., Class A, NVS	1,627	105,234
Myers Industries Inc.	2,278	46,881
O-I Glass Inc.(a)	9,490	123,844
Pactiv Evergreen Inc.	2,669	37,126
Ranpak Holdings Corp.(a)(b)	2,425	83,566
Silgan Holdings Inc.	5,038	202,528
Sonoco Products Co.	5,904	342,137
TriMas Corp.(a)	2,566	85,576

		1,364,925

Distributors — 0.0%
Funko Inc., Class A(a)(b)	1,584	25,962

Diversified Consumer Services — 0.9%
2U Inc.(a)	4,510	133,225
Adtalem Global Education Inc.(a)	2,957	109,202
American Public Education Inc.(a)	1,114	27,839
Carriage Services Inc.	1,005	51,707

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
Coursera Inc.(a)	4,821	$168,301
frontdoor Inc.(a)	5,160	192,365
Graham Holdings Co., Class B	246	144,119
Grand Canyon Education Inc.(a)	2,713	216,226
H&R Block Inc.	10,742	247,818
Houghton Mifflin Harcourt Co.(a)	7,689	109,107
Laureate Education Inc., Class A(a)	6,046	104,717
OneSpaWorld Holdings Ltd.(a)	3,559	38,437
Perdoceo Education Corp.(a)	4,212	44,731
Regis Corp.(a)	1,651	4,458
Strategic Education Inc.	1,367	93,243
Stride Inc.(a)	2,489	88,360
Terminix Global Holdings Inc.(a)	7,487	303,074
Vivint Smart Home Inc.(a)(b)	2,481	22,503
WW International Inc.(a)	3,203	55,604
XpresSpa Group Inc.(a)(b)	6,549	8,710

		2,163,746

Diversified Financial Services — 0.1%
A-Mark Precious Metals Inc.	499	37,420
Cannae Holdings Inc.(a)	4,935	168,284

		205,704

Diversified Telecommunication Services — 0.5%
Anterix Inc.(a)	1,092	69,997
AST SpaceMobile Inc.(a)(b)	2,360	26,408
ATN International Inc.	674	27,486
Bandwidth Inc., Class A(a)	1,399	119,307
Cogent Communications Holdings Inc.	2,536	194,232
Consolidated Communications Holdings Inc.(a)	4,340	32,116
EchoStar Corp., Class A(a)	2,464	57,805
Globalstar Inc.(a)(b)	40,049	66,081
IDT Corp., Class B(a)	1,050	50,789
Iridium Communications Inc.(a)(b)	7,904	320,507
Liberty Latin America Ltd., Class A(a)	2,369	28,475
Liberty Latin America Ltd., Class C, NVS(a)	9,460	113,804
Ooma Inc.(a)	1,279	29,545
Radius Global Infrastructure Inc., Class A(a)	3,493	60,534

		1,197,086

Electric Utilities — 0.7%
ALLETE Inc.	3,173	195,266
Hawaiian Electric Industries Inc.	6,562	266,155
IDACORP Inc.	3,033	316,403
MGE Energy Inc.	2,207	167,489
Otter Tail Corp.	2,540	157,505
PNM Resources Inc.	5,102	253,825
Portland General Electric Co.	5,368	264,696
Via Renewables Inc.	720	8,028

		1,629,367

Electrical Equipment — 1.5%
Acuity Brands Inc.	2,144	440,442
Advent Technologies Holdings Inc.(a)	2,163	20,743
American Superconductor Corp.(a)	1,542	28,342
Array Technologies Inc.(a)(b)	7,180	153,293
Atkore Inc.(a)	2,769	261,754
AZZ Inc.	1,533	81,448
Babcock & Wilcox Enterprises Inc.(a)	3,383	23,106
Beam Global(a)(b)	510	16,065
Blink Charging Co.(a)(b)	2,205	70,119
Bloom Energy Corp., Class A(a)	8,778	274,400
Encore Wire Corp.	1,260	168,916

Security	Shares	Value

Electrical Equipment (continued)
Energous Corp.(a)	3,775	$7,248
EnerSys	2,570	205,703
Eos Energy Enterprises Inc.(a)(b)	2,406	25,383
FTC Solar Inc.(a)	1,320	12,593
FuelCell Energy Inc.(a)	19,475	155,605
GrafTech International Ltd.	12,227	130,829
Nuvve Holding Corp.(a)(b)	764	9,313
nVent Electric PLC	10,024	355,351
Orion Energy Systems Inc.(a)	1,657	6,777
Powell Industries Inc.	628	16,240
Regal Rexnord Corp.	4,064	619,069
Romeo Power Inc.(a)(b)	5,663	24,578
Shoals Technologies Group Inc., Class A(a)	6,112	189,411
Sunworks Inc.(a)(b)	1,793	10,884
Thermon Group Holdings Inc.(a)	1,972	34,076
TPI Composites Inc.(a)	2,256	75,869
Vicor Corp.(a)	1,280	194,035
Westwater Resources Inc.(a)(b)	1,872	5,934

		3,617,526

Electronic Equipment, Instruments & Components — 2.5%
908 Devices Inc.(a)(b)	833	27,406
Advanced Energy Industries Inc.	2,310	212,104
Aeva Technologies Inc.(a)	5,519	42,827
Airgain Inc.(a)	685	7,693
Akoustis Technologies Inc.(a)(b)	2,760	20,755
Arlo Technologies Inc.(a)	4,951	34,162
Avnet Inc.	5,962	227,212
Badger Meter Inc.	1,754	179,346
Belden Inc.	2,695	162,266
Benchmark Electronics Inc.	2,141	49,907
Coherent Inc.(a)	1,474	374,986
CTS Corp.	1,969	70,136
ePlus Inc.(a)	809	89,451
Fabrinet(a)	2,224	213,504
FARO Technologies Inc.(a)	1,111	81,736
II-VI Inc.(a)	6,310	381,818
Insight Enterprises Inc.(a)	2,185	206,919
Intellicheck Inc.(a)	990	8,801
Itron Inc.(a)	2,720	211,534
Kimball Electronics Inc.(a)	1,565	44,994
Knowles Corp.(a)	5,902	122,998
Littelfuse Inc.	1,478	435,345
Luna Innovations Inc.(a)	1,882	18,331
Methode Electronics Inc.	2,316	97,434
MicroVision Inc.(a)(b)	9,885	75,225
MICT Inc.(a)(b)	7,089	9,783
Napco Security Technologies Inc.(a)	862	41,341
National Instruments Corp.	7,915	336,150
nLight Inc.(a)	2,611	73,421
Novanta Inc.(a)	2,132	367,898
OSI Systems Inc.(a)	1,009	93,948
Ouster Inc.(a)	4,097	25,238
PAR Technology Corp.(a)(b)	1,506	94,607
PC Connection Inc.	768	35,366
Plexus Corp.(a)	1,691	147,658
Rogers Corp.(a)	1,122	225,657
Sanmina Corp.(a)	3,983	150,358
ScanSource Inc.(a)	1,583	56,640
SYNNEX Corp.	2,543	267,015
TTM Technologies Inc.(a)	6,454	85,451

48	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Velodyne Lidar Inc.(a)(b)	5,995	$36,569
Vishay Intertechnology Inc.	7,974	153,260
Vishay Precision Group Inc.(a)	785	26,761
Vontier Corp.	10,143	343,138
Wrap Technologies Inc.(a)(b)	1,499	8,544

		5,975,693

Energy Equipment & Services — 0.9%
Archrock Inc.	8,102	66,355
Aspen Aerogels Inc.(a)	1,488	81,036
Bristow Group Inc.(a)	1,446	50,032
Cactus Inc., Class A	3,480	151,380
ChampionX Corp.(a)	12,099	317,357
Core Laboratories NV(b)	2,775	72,178
DMC Global Inc.(a)	1,165	48,674
Dril-Quip Inc.(a)	2,099	49,452
Expro Group Holdings NV, NVS(a)	3,196	54,811
FTS International Inc., Class A(a)(b)	573	15,185
Helix Energy Solutions Group Inc.(a)	8,911	33,684
Helmerich & Payne Inc.	6,486	201,325
Liberty Oilfield Services Inc., Class A(a)	6,325	81,719
Nabors Industries Ltd.(a)	461	47,252
Newpark Resources Inc.(a)	5,041	17,139
NexTier Oilfield Solutions Inc.(a)	9,669	43,124
NOV Inc.(a)	23,476	329,134
Oceaneering International Inc.(a)	5,977	81,287
Oil States International Inc.(a)	3,950	23,937
Patterson-UTI Energy Inc.	11,351	97,165
ProPetro Holding Corp.(a)	5,201	49,878
RPC Inc.(a)	4,216	22,724
Select Energy Services Inc., Class A(a)	3,599	21,630
Solaris Oilfield Infrastructure Inc., Class A	1,788	13,571
TETRA Technologies Inc.(a)	7,097	22,923
Tidewater Inc.(a)	2,607	31,623
Transocean Ltd.(a)	35,566	125,548
U.S. Silica Holdings Inc.(a)	4,630	44,818

		2,194,941

Entertainment — 1.0%
AMC Entertainment Holdings Inc., Class A(a)(b)	30,871	1,091,907
Cinedigm Corp., Class A(a)	8,359	19,727
Cinemark Holdings Inc.(a)	6,447	121,204
CuriosityStream Inc.(a)(b)	1,600	15,952
IMAX Corp.(a)	3,049	57,474
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	2,242	66,632
Lions Gate Entertainment Corp., Class A(a)(b)	3,819	49,456
Lions Gate Entertainment Corp., Class B, NVS(a)	7,179	81,266
LivePerson Inc.(a)	3,429	7,852
Madison Square Garden Entertainment Corp.(a)(b)	1,515	106,762
Madison Square Garden Sports Corp.(a)	1,018	192,921
Marcus Corp. (The)(a)	1,383	25,682
Sciplay Corp., Class A(a)(b)	1,512	30,558
Skillz Inc., Class A(a)(b)	15,525	173,570
Warner Music Group Corp., Class A	5,853	289,665
World Wrestling Entertainment Inc., Class A	2,700	164,943

		2,495,571

Equity Real Estate Investment Trusts (REITs) — 7.5%
Acadia Realty Trust	5,375	114,918
Agree Realty Corp.	4,138	294,046
Alexander & Baldwin Inc.	4,411	108,202
Alexander’s Inc.	137	38,193

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
American Assets Trust Inc.	3,222	$121,888
American Campus Communities Inc.	8,359	449,046
American Finance Trust Inc.	7,336	60,742
Apartment Income REIT Corp.	9,425	505,274
Apartment Investment & Management Co., Class A	9,185	69,622
Apple Hospitality REIT Inc.	12,877	202,298
Armada Hoffler Properties Inc.	3,778	51,796
Ashford Hospitality Trust Inc.(a)	1,729	24,431
Bluerock Residential Growth REIT Inc., Class A	1,651	22,338
Braemar Hotels & Resorts Inc.(a)	2,906	14,762
Brandywine Realty Trust	10,397	137,760
Brixmor Property Group Inc.	17,823	417,771
Broadstone Net Lease Inc.	9,666	257,019
CareTrust REIT Inc.	5,548	115,121
CatchMark Timber Trust Inc., Class A	3,044	26,057
Centerspace	836	84,637
Chatham Lodging Trust(a)	3,176	40,303
City Office REIT Inc.	2,738	51,940
Columbia Property Trust Inc.	6,917	132,599
Community Healthcare Trust Inc.	1,446	69,177
CoreSite Realty Corp.	2,654	378,089
Corporate Office Properties Trust	6,763	183,413
Cousins Properties Inc.	8,934	353,876
CTO Realty Growth Inc.	355	19,032
DiamondRock Hospitality Co.(a)	13,087	118,306
DigitalBridge Group Inc.(a)	29,713	199,077
Diversified Healthcare Trust	14,641	53,293
Douglas Emmett Inc.	10,482	342,552
Easterly Government Properties Inc.	5,039	105,970
EastGroup Properties Inc.	2,426	479,814
Empire State Realty Trust Inc., Class A	8,588	83,132
EPR Properties	4,521	226,999
Equity Commonwealth(a)	7,322	189,859
Essential Properties Realty Trust Inc.	7,153	213,088
Farmland Partners Inc.	1,769	19,884
First Industrial Realty Trust Inc.	7,753	451,457
Four Corners Property Trust Inc.	4,692	136,068
Franklin Street Properties Corp., Class C	5,813	26,159
GEO Group Inc. (The)	995	8,139
Getty Realty Corp.	2,322	74,583
Gladstone Commercial Corp.	2,338	51,109
Gladstone Land Corp.	1,715	37,970
Global Medical REIT Inc.	3,612	59,887
Global Net Lease Inc.	6,242	99,997
Healthcare Realty Trust Inc.	8,738	288,878
Healthcare Trust of America Inc., Class A	13,140	438,745
Hersha Hospitality Trust, Class A(a)	2,121	18,941
Highwoods Properties Inc.	6,215	278,681
Hudson Pacific Properties Inc.	9,141	235,381
Independence Realty Trust Inc.	6,396	151,138
Industrial Logistics Properties Trust	3,966	111,405
Innovative Industrial Properties Inc.	1,439	378,587
iStar Inc.	4,289	108,254
JBG SMITH Properties	6,972	201,212
Kite Realty Group Trust	13,313	270,254
Lexington Realty Trust	16,672	242,911
Life Storage Inc.	4,751	635,731
LTC Properties Inc.	2,433	77,515
Macerich Co. (The)	12,780	231,190
Mack-Cali Realty Corp.(a)	4,857	88,349

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Monmouth Real Estate Investment Corp.	5,952	$112,195
National Health Investors Inc.	2,808	151,014
National Storage Affiliates Trust	4,964	310,051
NETSTREIT Corp.	2,359	57,182
NexPoint Residential Trust Inc.	1,353	95,819
Office Properties Income Trust	2,999	76,834
One Liberty Properties Inc.	1,005	31,416
Outfront Media Inc.	8,713	216,867
Paramount Group Inc.	9,998	84,783
Park Hotels & Resorts Inc.(a)	14,190	262,941
Pebblebrook Hotel Trust(b)	8,003	179,747
Pennsylvania REIT(a)	4,519	7,682
Physicians Realty Trust	13,019	247,491
Piedmont Office Realty Trust Inc., Class A	7,551	134,106
Plymouth Industrial REIT Inc.	1,911	48,845
PotlatchDeltic Corp.	4,027	210,491
Preferred Apartment Communities Inc., Class A	3,403	42,912
PS Business Parks Inc.	1,207	214,484
Rayonier Inc.	8,457	315,700
Retail Opportunity Investments Corp.	7,539	133,968
Retail Value Inc.	1,047	6,554
Rexford Industrial Realty Inc.	8,270	555,744
RLJ Lodging Trust	10,168	146,623
RPT Realty	5,044	67,035
Ryman Hospitality Properties Inc.(a)(b)	3,294	281,769
Sabra Health Care REIT Inc.	13,428	190,006
Safehold Inc.(b)	798	59,611
Saul Centers Inc.	815	37,816
Seritage Growth Properties, Class A(a)(b)	2,228	34,311
Service Properties Trust	9,918	106,817
SITE Centers Corp.	10,798	171,580
SL Green Realty Corp.	4,026	282,102
Spirit Realty Capital Inc.	7,113	348,039
STAG Industrial Inc.	9,736	423,808
Summit Hotel Properties Inc.(a)	6,692	66,920
Sunstone Hotel Investors Inc.(a)	13,297	164,085
Tanger Factory Outlet Centers Inc.	6,259	105,151
Terreno Realty Corp.	4,234	309,632
UMH Properties Inc.	2,708	64,830
Uniti Group Inc.	13,904	198,966
Universal Health Realty Income Trust	793	45,177
Urban Edge Properties	6,746	118,257
Urstadt Biddle Properties Inc., Class A	1,901	37,336
Washington REIT	5,095	129,158
Whitestone REIT	2,863	26,282
Xenia Hotels & Resorts Inc.(a)	6,965	123,977

		18,114,979

Food & Staples Retailing — 0.6%
Andersons Inc. (The)	1,879	63,999
BJ’s Wholesale Club Holdings Inc.(a)(b)	8,240	481,546
Chefs’ Warehouse Inc. (The)(a)	2,029	70,751
Grocery Outlet Holding Corp.(a)	5,266	116,852
Ingles Markets Inc., Class A	899	62,202
Natural Grocers by Vitamin Cottage Inc.	454	5,530
PriceSmart Inc.	1,473	105,982
Rite Aid Corp.(a)	3,317	45,078
SpartanNash Co.	2,268	52,481
Sprouts Farmers Market Inc.(a)	6,837	151,371
United Natural Foods Inc.(a)	3,433	148,958

Security	Shares	Value

Food & Staples Retailing (continued)
Weis Markets Inc.	976	$54,959

		1,359,709

Food Products — 1.3%
AppHarvest Inc.(a)(b)	3,903	23,496
B&G Foods Inc.	3,883	114,315
Calavo Growers Inc.	1,073	43,135
Cal-Maine Foods Inc.	2,260	81,496
Flowers Foods Inc.	12,045	298,114
Fresh Del Monte Produce Inc.	2,061	69,023
Hain Celestial Group Inc. (The)(a)(b)	5,030	225,696
Hostess Brands Inc.(a)	7,758	146,704
Ingredion Inc.	4,025	383,301
J&J Snack Foods Corp.	901	132,942
John B Sanfilippo & Son Inc.	532	44,954
Laird Superfood Inc.(a)(b)	237	4,138
Lancaster Colony Corp.	1,191	202,470
Mission Produce Inc.(a)	2,230	42,348
Pilgrim’s Pride Corp.(a)	2,916	82,114
Post Holdings Inc.(a)	3,519	357,108
Sanderson Farms Inc.	1,288	244,012
Seaboard Corp.	16	61,600
Simply Good Foods Co. (The)(a)	5,064	200,788
Tattooed Chef Inc.(a)(b)	2,715	48,788
Tootsie Roll Industries Inc.	1,035	32,758
TreeHouse Foods Inc.(a)	3,343	120,816
Utz Brands Inc.	3,731	58,166
Vital Farms Inc.(a)	1,461	23,990
Whole Earth Brands Inc.(a)	2,315	28,081

		3,070,353

Gas Utilities — 0.7%
Chesapeake Utilities Corp.	1,079	141,425
Macquarie Infrastructure Corp.	4,447	16,409
National Fuel Gas Co.	5,503	316,037
New Jersey Resources Corp.	5,832	220,508
Northwest Natural Holding Co.	1,896	85,491
ONE Gas Inc.	3,189	214,620
South Jersey Industries Inc.	6,799	154,745
Southwest Gas Holdings Inc.	3,549	245,768
Spire Inc.	3,115	195,497

		1,590,500

Health Care Equipment & Supplies — 3.6%
Accelerate Diagnostics Inc.(a)(b)	2,186	12,897
Accuray Inc.(a)(b)	6,141	30,644
Acutus Medical Inc.(a)	1,346	10,553
Alphatec Holdings Inc.(a)	4,168	48,891
AngioDynamics Inc.(a)	2,352	67,267
Asensus Surgical Inc.(a)	13,805	23,330
Aspira Women’s Health Inc.(a)(b)	3,601	12,063
AtriCure Inc.(a)	2,759	207,091
Atrion Corp.	85	61,880
Avanos Medical Inc.(a)	2,924	92,223
Axogen Inc.(a)	2,515	38,203
Axonics Inc.(a)(b)	2,780	203,913
BioLife Solutions Inc.(a)	1,759	93,491
Bioventus Inc., Class A(a)	493	7,444
Butterfly Network Inc.(a)	7,900	81,528
Cardiovascular Systems Inc.(a)	2,438	85,525
Cerus Corp.(a)(b)	10,489	69,227
ClearPoint Neuro Inc.(a)	969	16,211

50	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Co-Diagnostics Inc.(a)	1,493	$12,258
Conformis Inc.(a)	10,650	13,099
CONMED Corp.	1,736	253,942
CryoLife Inc.(a)	2,377	49,061
CryoPort Inc.(a)	2,769	225,784
Cutera Inc.(a)(b)	994	42,742
CytoSorbents Corp.(a)	2,336	13,759
DarioHealth Corp.(a)	931	15,222
Eargo Inc.(a)	1,402	12,338
Envista Holdings Corp.(a)	9,613	375,868
Establishment Labs Holdings Inc.(a)	1,307	106,573
Glaukos Corp.(a)	2,807	128,308
Globus Medical Inc., Class A(a)	4,687	361,696
Haemonetics Corp.(a)	3,060	210,253
Heska Corp.(a)	641	143,283
ICU Medical Inc.(a)	1,193	279,317
Inari Medical Inc.(a)	1,914	173,255
Inogen Inc.(a)	1,178	46,708
Integer Holdings Corp.(a)	1,981	178,330
Integra LifeSciences Holdings Corp.(a)	4,320	287,107
Intersect ENT Inc.(a)	2,022	54,533
Invacare Corp.(a)	2,209	10,912
iRhythm Technologies Inc.(a)	1,776	124,569
Lantheus Holdings Inc.(a)	4,101	95,922
LeMaitre Vascular Inc.	1,154	60,020
LivaNova PLC(a)	3,195	245,120
Meridian Bioscience Inc.(a)	2,585	48,624
Merit Medical Systems Inc.(a)	3,025	203,461
Mesa Laboratories Inc.	303	92,627
Natus Medical Inc.(a)	2,076	52,004
Neogen Corp.(a)	6,414	271,376
Neuronetics Inc.(a)	1,390	7,228
NeuroPace Inc.(a)	379	5,746
Nevro Corp.(a)	2,076	236,124
NuVasive Inc.(a)	3,113	166,110
OraSure Technologies Inc.(a)	4,270	45,561
Ortho Clinical Diagnostics Holdings PLC(a)	6,765	133,744
Orthofix Medical Inc.(a)	1,214	43,680
OrthoPediatrics Corp.(a)	857	60,993
Outset Medical Inc.(a)(b)	2,428	129,340
PAVmed Inc.(a)(b)	4,482	24,337
Pulmonx Corp.(a)(b)	2,092	81,442
Pulse Biosciences Inc.(a)(b)	819	17,273
Quidel Corp.(a)	2,280	302,716
Quotient Ltd.(a)	5,927	14,995
Repro-Med Systems Inc.(a)	2,298	5,722
Retractable Technologies Inc.(a)(b)	1,171	11,078
SeaSpine Holdings Corp.(a)	1,898	28,394
Senseonics Holdings Inc.(a)(b)	24,578	86,023
Shockwave Medical Inc.(a)(b)	2,113	451,548
SI-BONE Inc.(a)	1,637	36,914
Sientra Inc.(a)	3,534	20,709
Silk Road Medical Inc.(a)(b)	2,102	123,408
SmileDirectClub Inc.(a)(b)	6,394	32,929
Soliton Inc.(a)	585	12,045
STAAR Surgical Co.(a)	2,845	337,019
Surgalign Holdings Inc.(a)(b)	8,223	7,905
Surmodics Inc.(a)	855	47,589
Tactile Systems Technology Inc.(a)	1,215	41,905
Tandem Diabetes Care Inc.(a)(b)	3,782	515,600

Security	Shares	Value

Health Care Equipment & Supplies (continued)
TransMedics Group Inc.(a)	1,675	$45,945
Treace Medical Concepts Inc.(a)	744	17,157
Vapotherm Inc.(a)	1,392	31,835
Varex Imaging Corp.(a)	2,374	63,742
Vicarious Surgical Inc., NVS(a)	2,107	27,538
ViewRay Inc.(a)	8,554	62,530
Zynex Inc.(a)(b)	1,122	14,059

		8,641,335

Health Care Providers & Services — 2.4%
1Life Healthcare Inc.(a)	6,972	151,014
Acadia Healthcare Co. Inc.(a)	5,398	334,676
Accolade Inc.(a)	3,473	138,191
AdaptHealth Corp.(a)(b)	5,744	156,524
Addus HomeCare Corp.(a)	952	89,012
Alignment Healthcare Inc.(a)	1,716	34,080
AMN Healthcare Services Inc.(a)	2,846	280,900
Apollo Medical Holdings Inc.(a)	2,263	155,310
Apria Inc.(a)	433	16,207
Aveanna Healthcare Holdings Inc.(a)	2,493	19,246
Biodesix Inc.(a)	533	4,019
Brookdale Senior Living Inc.(a)	11,226	72,969
Castle Biosciences Inc.(a)	1,414	88,163
Clover Health Investments Corp.(a)	12,108	90,810
Community Health Systems Inc.(a)	7,471	97,870
CorVel Corp.(a)(b)	564	103,336
Covetrus Inc.(a)	6,307	127,338
Cross Country Healthcare Inc.(a)	2,193	45,461
Ensign Group Inc. (The)	3,143	245,185
Fulgent Genetics Inc.(a)(b)	1,154	95,690
Hanger Inc.(a)	2,236	41,768
HealthEquity Inc.(a)	5,014	331,827
Hims & Hers Health Inc.(a)	7,473	58,289
InfuSystem Holdings Inc.(a)	1,106	18,393
Innovage Holding Corp.(a)	1,151	7,620
Joint Corp. (The)(a)	863	75,495
Magellan Health Inc.(a)	1,377	130,581
MEDNAX Inc.(a)	5,201	141,623
ModivCare Inc.(a)	740	120,450
National HealthCare Corp.	779	54,483
National Research Corp.	824	35,679
Ontrak Inc.(a)	472	4,059
Option Care Health Inc.(a)	8,302	226,894
Owens & Minor Inc.	4,530	162,536
Patterson Companies Inc.	5,255	164,271
Pennant Group Inc. (The)(a)	1,622	41,475
PetIQ Inc.(a)	1,553	38,903
Premier Inc., Class A	7,341	285,932
Privia Health Group Inc.(a)	1,258	32,331
Progyny Inc.(a)	4,120	253,092
R1 RCM Inc.(a)	8,021	174,056
RadNet Inc.(a)	2,682	83,383
Select Medical Holdings Corp.	6,368	211,545
Sharps Compliance Corp.(a)	824	6,798
Signify Health Inc., Class A(a)(b)	1,462	23,494
SOC Telemed Inc.(a)	3,771	8,296
Surgery Partners Inc.(a)(b)	1,788	73,558
Tenet Healthcare Corp.(a)	6,450	462,207
Tivity Health Inc.(a)	2,696	67,454
Triple-S Management Corp.(a)	1,418	50,041

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
U.S. Physical Therapy Inc.	790	$85,209

		5,817,743

Health Care Technology — 1.3%
Allscripts Healthcare Solutions Inc.(a)	7,557	104,135
American Well Corp., Class A(a)	10,846	97,614
Certara Inc.(a)	5,565	229,890
Change Healthcare Inc.(a)	14,801	318,666
Computer Programs & Systems Inc.(a)	897	32,382
Evolent Health Inc., Class A(a)	4,799	140,467
GoodRx Holdings Inc., Class A(a)(b)	3,807	169,792
Health Catalyst Inc.(a)	3,069	161,552
HealthStream Inc.(a)	1,532	40,766
Icad Inc.(a)	1,433	15,118
Inovalon Holdings Inc., Class A(a)	4,747	193,630
Inspire Medical Systems Inc.(a)	1,629	439,146
Multiplan Corp.(a)(b)	15,313	65,999
NextGen Healthcare Inc.(a)	3,475	57,198
Omnicell Inc.(a)(b)	2,613	465,506
OptimizeRx Corp.(a)	1,063	102,792
Phreesia Inc.(a)	3,044	214,724
Schrodinger Inc.(a)	2,811	153,424
Sema4 Holdings Corp.(a)	7,552	60,945
Simulations Plus Inc.	960	48,480
Tabula Rasa HealthCare Inc.(a)	1,426	38,716
Vocera Communications Inc.(a)	2,082	117,800

		3,268,742

Hotels, Restaurants & Leisure — 2.5%
Accel Entertainment Inc.(a)	3,354	40,852
Bally’s Corp.(a)	1,792	82,092
BJ’s Restaurants Inc.(a)	1,426	47,514
Bloomin’ Brands Inc.(a)	4,899	105,916
Brinker International Inc.(a)	2,766	116,061
BurgerFi International Inc.(a)	664	5,445
Carrols Restaurant Group Inc.	2,341	8,592
Century Casinos Inc.(a)	1,744	25,811
Cheesecake Factory Inc. (The)(a)	2,919	118,628
Choice Hotels International Inc.	1,971	277,162
Chuy’s Holdings Inc.(a)(b)	1,237	36,071
Cracker Barrel Old Country Store Inc.	1,430	190,433
Dave & Buster’s Entertainment Inc.(a)	2,340	86,884
Del Taco Restaurants Inc.	2,193	18,290
Denny’s Corp.(a)(b)	3,931	62,503
Dine Brands Global Inc.(a)	1,042	88,059
Drive Shack Inc.(a)(b)	5,309	13,803
El Pollo Loco Holdings Inc.(a)	1,252	18,404
Everi Holdings Inc.(a)	5,461	131,064
Fiesta Restaurant Group Inc.(a)	994	10,477
Full House Resorts Inc.(a)	1,984	19,741
GAN Ltd.(a)(b)	2,433	34,743
Golden Entertainment Inc.(a)	1,214	63,092
Golden Nugget Online Gaming Inc.(a)	2,477	41,787
Hall of Fame Resort & Entertainment Co.(a)(b)	3,022	6,951
Hilton Grand Vacations Inc.(a)	5,321	267,540
Hyatt Hotels Corp., Class A(a)	2,892	246,398
Jack in the Box Inc.	1,310	129,625
Lindblad Expeditions Holdings Inc.(a)(b)	1,877	28,061
Marriott Vacations Worldwide Corp.	2,564	403,112
Monarch Casino & Resort Inc.(a)	806	58,209
Noodles & Co.(a)	2,073	25,187

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Papa John’s International Inc.	1,954	$242,452
Planet Fitness Inc., Class A(a)	4,998	397,591
PlayAGS Inc.(a)	1,781	15,708
RCI Hospitality Holdings Inc.	485	32,883
Red Robin Gourmet Burgers Inc.(a)	1,028	20,426
Red Rock Resorts Inc., Class A(a)	3,658	199,032
Rush Street Interactive Inc.(a)	3,157	63,550
Ruth’s Hospitality Group Inc.(a)	1,986	38,409
Scientific Games Corp./DE, Class A(a)	5,795	463,890
SeaWorld Entertainment Inc.(a)	3,089	196,152
Shake Shack Inc., Class A(a)	2,356	162,965
Six Flags Entertainment Corp.(a)	4,667	191,954
Travel + Leisure Co.	5,159	280,340
Wendy’s Co. (The)	10,702	238,655
Wingstop Inc.	1,790	308,721
Wyndham Hotels & Resorts Inc.	5,615	474,299

		6,135,534

Household Durables — 1.8%
Aterian Inc.(a)	1,428	9,125
Bassett Furniture Industries Inc.	610	10,303
Beazer Homes USA Inc.(a)	1,885	34,137
Casper Sleep Inc.(a)	1,375	5,005
Cavco Industries Inc.(a)	513	123,315
Century Communities Inc.	1,824	122,317
Cricut Inc., Class A(a)	1,473	41,730
Dream Finders Homes Inc., Class A(a)	1,083	17,187
Ethan Allen Interiors Inc.	1,404	32,587
GoPro Inc., Class A(a)	7,552	65,023
Green Brick Partners Inc.(a)	2,878	74,972
Helen of Troy Ltd.(a)(b)	1,443	324,603
Hooker Furniture Corp.	779	19,639
Hovnanian Enterprises Inc., Class A(a)	287	24,183
Installed Building Products Inc.	1,396	177,362
iRobot Corp.(a)	1,691	141,063
KB Home	5,419	217,573
Koss Corp.(a)	389	6,294
La-Z-Boy Inc.	2,774	92,208
Leggett & Platt Inc.	8,004	374,987
LGI Homes Inc.(a)	1,295	193,344
Lovesac Co. (The)(a)(b)	813	63,422
M/I Homes Inc.(a)	1,771	101,407
MDC Holdings Inc.	3,370	165,063
Meritage Homes Corp.(a)	2,288	248,728
Purple Innovation Inc., Class A(a)	3,513	67,801
Skyline Champion Corp.(a)	3,201	202,687
Sonos Inc.(a)	7,483	244,095
Taylor Morrison Home Corp.(a)	7,493	228,761
TopBuild Corp.(a)	1,978	508,287
TRI Pointe Homes Inc.(a)	6,897	166,838
Tupperware Brands Corp.(a)(b)	3,008	66,898
Universal Electronics Inc.(a)	817	33,644
Vizio Holding Corp., Class A(a)(b)	748	15,364
VOXX International Corp., Class A(a)	829	9,376
Vuzix Corp.(a)(b)	3,549	37,939

		4,267,267

Household Products — 0.3%
Central Garden & Pet Co.(a)	583	30,071
Central Garden & Pet Co., Class A, NVS(a)	2,422	111,897
Energizer Holdings Inc.	3,798	138,513

52	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Reynolds Consumer Products Inc.	3,207	$86,525
Spectrum Brands Holdings Inc.	2,547	238,781
WD-40 Co.	822	186,594

		792,381

Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy Inc., Class A	2,032	67,036
Clearway Energy Inc., Class C	4,996	177,258
Ormat Technologies Inc.	2,694	194,857
Sunnova Energy International Inc.(a)(b)	5,590	249,090

		688,241

Industrial Conglomerates — 0.0%
Raven Industries Inc.(a)	2,160	124,891

Insurance — 2.6%
Ambac Financial Group Inc.(a)	2,959	50,037
American Equity Investment Life Holding Co.	4,983	158,808
American National Group Inc.	789	149,681
AMERISAFE Inc.	1,319	78,204
Argo Group International Holdings Ltd.	2,184	120,338
Assured Guaranty Ltd.	4,420	245,664
Axis Capital Holdings Ltd.	4,686	244,000
Brighthouse Financial Inc.(a)	5,049	253,611
BRP Group Inc., Class A(a)	3,107	113,406
CNO Financial Group Inc.	7,844	189,354
eHealth Inc.(a)	1,447	64,175
Employers Holdings Inc.	1,020	39,372
Enstar Group Ltd.(a)	754	174,008
First American Financial Corp.	6,681	488,648
Genworth Financial Inc., Class A(a)	27,811	114,303
GoHealth Inc., Class A(a)(b)	4,033	21,778
Goosehead Insurance Inc., Class A	1,169	168,687
Greenlight Capital Re Ltd., Class A(a)	2,334	17,342
Hanover Insurance Group Inc. (The)	2,230	280,980
HCI Group Inc.	411	55,078
Horace Mann Educators Corp.	1,715	67,194
James River Group Holdings Ltd.	2,320	74,124
Kemper Corp.	3,603	228,718
Kinsale Capital Group Inc.	1,301	243,482
Lemonade Inc.(a)(b)	2,302	143,092
MBIA Inc.(a)	2,937	45,641
Mercury General Corp.	1,694	92,306
MetroMile Inc.(a)	4,679	14,365
Oscar Health Inc., Class A(a)	2,325	40,176
Palomar Holdings Inc.(a)(b)	1,463	133,791
Primerica Inc.	2,358	396,710
ProAssurance Corp.	2,298	52,647
RLI Corp.	2,405	260,486
Root Inc./OH, Class A(a)(b)	5,336	24,759
Safety Insurance Group Inc.	597	46,811
Selective Insurance Group Inc.	3,673	287,853
Selectquote Inc.(a)	7,339	97,535
SiriusPoint Ltd.(a)	5,853	55,018
Stewart Information Services Corp.	1,375	97,859
Trupanion Inc.(a)(b)	2,038	208,691
United Fire Group Inc.	1,420	29,011
Universal Insurance Holdings Inc.	1,747	25,803
Unum Group	12,596	320,820
White Mountains Insurance Group Ltd.	191	201,503

		6,215,869

Security	Shares	Value

Interactive Media & Services — 0.9%
ANGI Inc.(a)	4,650	$58,265
Cargurus Inc.(a)	5,194	174,207
Cars.com Inc.(a)	3,947	51,390
Eventbrite Inc., Class A(a)	4,600	93,104
EverQuote Inc., Class A(a)	1,215	16,755
fuboTV Inc.(a)	8,509	253,653
IZEA Worldwide Inc.(a)(b)	3,711	7,570
Liberty TripAdvisor Holdings Inc., Class A(a)	4,229	13,068
MediaAlpha Inc., Class A(a)	1,289	22,596
QuinStreet Inc.(a)	3,061	42,854
TripAdvisor Inc.(a)	5,921	195,215
TrueCar Inc.(a)	5,309	22,245
Yelp Inc.(a)	4,204	162,401
Zedge Inc., Class B(a)	708	8,163
Ziff Davis Inc.(a)	2,908	373,009
ZoomInfo Technologies Inc., Class A(a)	10,956	736,462

		2,230,957

Internet & Direct Marketing Retail — 0.6%
1-800-Flowers.com Inc., Class A(a)(b)	1,624	52,163
CarParts.com Inc.(a)	2,777	42,294
Duluth Holdings Inc., Class B(a)	752	10,776
Groupon Inc.(a)	1,269	26,928
Lands’ End Inc.(a)(b)	773	20,314
Liquidity Services Inc.(a)	1,626	35,902
Overstock.com Inc.(a)(b)	2,589	246,551
PetMed Express Inc.	1,202	34,173
Porch Group Inc.(a)	4,534	95,350
Poshmark Inc., Class A(a)(b)	889	21,629
Quotient Technology Inc.(a)	5,046	32,496
Qurate Retail Inc., Series A	22,000	229,680
RealReal Inc. (The)(a)	4,885	63,652
Remark Holdings Inc.(a)(b)	6,633	13,996
Revolve Group Inc.(a)	2,283	171,316
Shutterstock Inc.	1,434	173,729
Stitch Fix Inc., Class A(a)	4,327	149,714
ThredUp Inc., Class A(a)	1,334	28,868
Waitr Holdings Inc.(a)(b)	5,499	10,668

		1,460,199

IT Services — 1.6%
Alliance Data Systems Corp.	2,995	255,324
BigCommerce Holdings Inc., Series 1(a)	3,553	164,184
Brightcove Inc.(a)	2,377	23,580
Cantaloupe Inc.(a)	3,465	43,312
Cass Information Systems Inc.	740	30,333
Conduent Inc.(a)	9,746	65,785
CSG Systems International Inc.	1,939	97,047
DigitalOcean Holdings Inc.(a)	1,034	100,908
EVERTEC Inc.	3,566	161,219
Evo Payments Inc., Class A(a)	2,909	63,067
ExlService Holdings Inc.(a)	1,979	242,685
Fastly Inc., Class A(a)(b)	6,377	322,740
GreenBox POS(a)	1,154	9,370
GreenSky Inc., Class A(a)	4,207	51,494
Grid Dynamics Holdings Inc.(a)	2,613	75,124
Hackett Group Inc. (The)	1,651	34,902
I3 Verticals Inc., Class A(a)	1,396	31,256
International Money Express Inc.(a)	1,970	32,978
Limelight Networks Inc.(a)(b)	7,240	21,575
LiveRamp Holdings Inc.(a)	4,081	218,374

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Maximus Inc.	3,691	$312,148
MoneyGram International Inc.(a)	5,507	32,877
Net 1 UEPS Technologies Inc.(a)(b)	2,236	12,499
Paya Holdings Inc., Class A(a)(b)	4,870	44,366
Perficient Inc.(a)	1,996	246,706
Rackspace Technology Inc.(a)	3,748	49,811
Repay Holdings Corp.(a)	4,476	94,041
Sabre Corp.(a)	19,453	201,922
Shift4 Payments Inc., Class A(a)(b)	2,841	179,352
SolarWinds Corp.	2,685	43,228
Switch Inc., Class A	7,713	194,985
TTEC Holdings Inc.	1,121	105,811
Tucows Inc., Class A(a)(b)	570	46,911
Unisys Corp.(a)	4,063	103,891
Verra Mobility Corp.(a)	8,109	120,662

		3,834,467

Leisure Products — 0.4%
Acushnet Holdings Corp.	2,100	106,974
American Outdoor Brands Inc.(a)	825	18,793
AMMO Inc.(a)(b)	4,888	29,523
Callaway Golf Co.(a)	7,055	190,838
Clarus Corp.	1,460	40,267
Genius Brands International Inc.(a)(b)	18,240	25,353
Hayward Holdings Inc.(a)(b)	2,425	56,236
Johnson Outdoors Inc., Class A	450	47,781
Latham Group Inc.(a)	1,284	19,774
Malibu Boats Inc., Class A(a)	1,267	89,463
MasterCraft Boat Holdings Inc.(a)	1,109	29,699
Nautilus Inc.(a)(b)	1,964	20,092
Smith & Wesson Brands Inc.	2,882	61,963
Sturm Ruger & Co. Inc.	1,060	83,613
Vista Outdoor Inc.(a)	3,500	146,440

		966,809

Life Sciences Tools & Services — 0.9%
Adaptive Biotechnologies Corp.(a)	6,537	218,401
Berkeley Lights Inc.(a)	2,525	58,706
BioNano Genomics Inc.(a)(b)	16,918	85,943
ChromaDex Corp.(a)	3,252	20,130
Codexis Inc.(a)	3,595	124,998
Fluidigm Corp.(a)(b)	4,211	21,687
Maravai LifeSciences Holdings Inc., Class A(a)	6,538	276,492
Medpace Holdings Inc.(a)	1,730	391,932
NanoString Technologies Inc.(a)(b)	2,753	132,970
NeoGenomics Inc.(a)	7,357	338,422
Pacific Biosciences of California Inc.(a)	11,964	316,807
Personalis Inc.(a)	2,204	43,242
Quanterix Corp.(a)	2,035	102,991
Seer Inc., Class A(a)(b)	2,119	78,234

		2,210,955

Machinery — 3.4%
AgEagle Aerial Systems Inc.(a)	4,068	11,675
Agrify Corp.(a)	1,067	17,072
Alamo Group Inc.	597	90,266
Albany International Corp., Class A	1,939	156,380
Allison Transmission Holdings Inc.	6,350	211,836
Altra Industrial Motion Corp.	3,891	202,916
Astec Industries Inc.	1,381	73,718
Barnes Group Inc.	2,835	118,900
Blue Bird Corp.(a)(b)	988	19,375

Security	Shares	Value

Machinery (continued)
Chart Industries Inc.(a)(b)	2,138	$379,538
CIRCOR International Inc.(a)	1,249	35,646
Colfax Corp.(a)	7,755	400,313
Columbus McKinnon Corp./NY	1,740	82,250
Commercial Vehicle Group Inc.(a)	1,800	18,072
Crane Co.	2,992	309,014
Desktop Metal Inc., Class A(a)	8,834	61,750
Douglas Dynamics Inc.	1,408	59,558
Energy Recovery Inc.(a)	2,315	47,041
Enerpac Tool Group Corp.	3,624	75,705
EnPro Industries Inc.	1,244	111,537
ESCO Technologies Inc.	1,583	133,859
Evoqua Water Technologies Corp.(a)	7,209	301,552
ExOne Co. (The)(a)	1,028	23,665
Federal Signal Corp.	3,646	156,085
Flowserve Corp.	7,827	263,144
Franklin Electric Co. Inc.	2,342	202,302
Gates Industrial Corp. PLC(a)	5,800	95,352
Gorman-Rupp Co. (The)	1,318	56,041
Greenbrier Companies Inc. (The)	1,947	79,866
Helios Technologies Inc.	1,928	175,544
Hillenbrand Inc.	4,400	200,024
Hydrofarm Holdings Group Inc.(a)(b)	2,141	70,589
Hyliion Holdings Corp.(a)(b)	6,835	55,295
Hyster-Yale Materials Handling Inc.	578	27,767
Ideanomics Inc.(a)(b)	23,008	45,556
John Bean Technologies Corp.	1,902	281,021
Kadant Inc.	696	154,596
Kennametal Inc.	5,020	199,545
Lindsay Corp.	655	95,414
Lion Electric Co. (The)(a)	5,936	84,588
Luxfer Holdings PLC	1,667	33,523
Manitowoc Co. Inc. (The)(a)	2,121	45,453
Meritor Inc.(a)	4,222	102,763
Miller Industries Inc./TN	667	24,105
Mueller Industries Inc.	3,425	180,292
Mueller Water Products Inc., Class A	9,511	156,076
Nikola Corp.(a)(b)	12,223	144,231
Omega Flex Inc.	182	26,346
Proto Labs Inc.(a)	1,674	100,122
RBC Bearings Inc.(a)	1,706	399,085
REV Group Inc.	2,021	30,537
Shyft Group Inc. (The)	1,933	79,659
SPX Corp.(a)	2,728	158,470
SPX FLOW Inc.	2,500	186,775
Standex International Corp.	738	82,117
Tennant Co.	1,109	88,121
Terex Corp.	4,200	188,160
Timken Co. (The)	4,167	295,649
Titan International Inc.(a)	3,203	23,126
Trinity Industries Inc.	5,058	141,877
Wabash National Corp.	3,025	46,978
Watts Water Technologies Inc., Class A	1,655	314,483
Welbilt Inc.(a)	7,771	183,862

		8,216,177

Marine — 0.2%
Eagle Bulk Shipping Inc.(a)	792	34,095
Genco Shipping & Trading Ltd.	2,142	36,778
Kirby Corp.(a)	3,629	190,196

54	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Marine (continued)
Matson Inc.	2,631	$219,110

		480,179

Media — 1.0%
Advantage Solutions Inc.(a)(b)	6,012	51,342
AMC Networks Inc., Class A(a)(b)	1,754	69,792
Boston Omaha Corp., Class A(a)	1,011	35,840
Cardlytics Inc.(a)(b)	1,989	156,455
Clear Channel Outdoor Holdings Inc.(a)	28,554	82,807
comScore Inc.(a)	3,875	15,151
Entercom Communications Corp.(a)	7,065	22,820
EW Scripps Co. (The), Class A	3,472	64,579
Fluent Inc.(a)	2,589	6,162
Gannett Co. Inc.(a)	8,710	50,518
Gray Television Inc.	5,346	125,310
Iheartmedia Inc., Class A(a)	6,511	126,183
John Wiley & Sons Inc., Class A	2,611	141,438
Loral Space & Communications Inc.	770	38,361
Magnite Inc.(a)	6,869	185,669
Meredith Corp.(a)	2,483	144,610
National CineMedia Inc.	3,514	11,175
Nexstar Media Group Inc., Class A	2,510	376,324
PubMatic Inc., Class A(a)	1,207	34,496
Scholastic Corp.	1,846	66,807
Sinclair Broadcast Group Inc., Class A	2,986	78,024
TechTarget Inc.(a)	1,549	146,086
TEGNA Inc.	13,278	261,046
WideOpenWest Inc.(a)	3,162	60,236

		2,351,231

Metals & Mining — 1.2%
Alcoa Corp.	11,244	516,662
Allegheny Technologies Inc.(a)	7,673	123,535
Alpha Metallurgical Resources Inc.(a)	1,035	63,953
Arconic Corp.(a)	6,555	192,848
Carpenter Technology Corp.	2,901	89,583
Century Aluminum Co.(a)	3,046	40,238
Coeur Mining Inc.(a)	15,480	97,988
Commercial Metals Co.	7,240	232,983
Compass Minerals International Inc.	2,033	133,365
Comstock Mining Inc.(a)	2,141	4,774
Gatos Silver Inc.(a)	2,766	33,468
Gold Resource Corp.	4,990	9,182
Haynes International Inc.	808	32,425
Hecla Mining Co.	32,246	186,382
Kaiser Aluminum Corp.	951	92,380
Materion Corp.	1,221	88,132
McEwen Mining Inc.(a)(b)	22,594	24,853
MP Materials Corp.(a)(b)	4,480	151,648
Ryerson Holding Corp.	941	24,805
Schnitzer Steel Industries Inc., Class A	1,531	82,368
SunCoke Energy Inc.	5,249	37,898
TimkenSteel Corp.(a)(b)	2,434	33,954
United States Steel Corp.	16,219	428,019
Warrior Met Coal Inc.	3,074	73,684
Worthington Industries Inc.	1,971	107,065

		2,902,192

Mortgage Real Estate Investment — 1.1%
AFC Gamma Inc.	782	18,346
AG Mortgage Investment Trust Inc.	1,029	11,906
Apollo Commercial Real Estate Finance Inc.	8,086	122,422

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Arbor Realty Trust Inc.	8,658	$174,112
Ares Commercial Real Estate Corp.	2,848	44,486
ARMOUR Residential REIT Inc.	4,895	51,495
Blackstone Mortgage Trust Inc., Class A	9,485	312,056
BrightSpire Capital Inc.	5,656	55,485
Broadmark Realty Capital Inc.	7,724	79,712
Cherry Hill Mortgage Investment Corp.	930	8,482
Chimera Investment Corp.	14,663	228,889
Dynex Capital Inc.	1,886	33,005
Ellington Financial Inc.	2,857	51,940
Franklin BSP Realty Trust Inc.(a)	1,982	32,525
Granite Point Mortgage Trust Inc.	3,189	42,733
Hannon Armstrong Sustainable Infrastructure Capital Inc.	4,723	285,269
Invesco Mortgage Capital Inc.	17,201	54,011
KKR Real Estate Finance Trust Inc.	2,373	51,518
Ladder Capital Corp.	6,795	81,540
MFA Financial Inc.	23,832	107,482
New Residential Investment Corp.	27,966	317,694
New York Mortgage Trust Inc.	23,056	101,216
Orchid Island Capital Inc.	7,455	36,977
PennyMac Mortgage Investment Trust	5,900	118,885
Ready Capital Corp.	3,486	53,928
Redwood Trust Inc.	6,850	92,886
TPG RE Finance Trust Inc.	3,584	46,843
Two Harbors Investment Corp.	20,701	132,900
Western Asset Mortgage Capital Corp.	4,098	10,327

		2,759,070

Multi-Utilities — 0.4%
Avista Corp.	4,008	159,559
Black Hills Corp.	3,780	250,917
MDU Resources Group Inc.	12,206	375,090
NorthWestern Corp.	3,120	177,403
Unitil Corp.	919	38,368

		1,001,337

Multiline Retail — 0.4%
Big Lots Inc.	2,090	92,482
Dillard’s Inc., Class A	268	61,946
Franchise Group Inc.	1,633	60,094
Macy’s Inc.	16,168	427,967
Nordstrom Inc.(a)	6,688	192,146
Ollie’s Bargain Outlet Holdings Inc.(a)	3,648	246,824

		1,081,459

Oil, Gas & Consumable Fuels — 3.1%
Aemetis Inc.(a)	1,790	35,621
Alto Ingredients Inc.(a)(b)	4,366	23,227
Altus Midstream Co., Class A	169	10,448
Antero Midstream Corp.	19,504	207,523
Antero Resources Corp.(a)	17,246	342,678
Arch Resources Inc.(a)	915	83,338
Berry Corp.	4,064	39,055
Brigham Minerals Inc., Class A	2,737	63,444
California Resources Corp.(a)	4,916	226,775
Callon Petroleum Co.(a)	2,363	122,238
Centennial Resource Development Inc./DE, Class A(a)	10,976	79,027
Centrus Energy Corp., Class A(a)(b)	620	35,135
Chesapeake Energy Corp.	5,867	373,963
Civitas Resources Inc.	1,845	103,578
Clean Energy Fuels Corp.(a)	10,227	94,293
CNX Resources Corp.(a)	13,016	190,164

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Comstock Resources Inc.(a)	5,400	$53,298
CONSOL Energy Inc.(a)	1,952	53,700
Contango Oil & Gas Co.(a)	8,067	33,317
CVR Energy Inc.	2,158	41,369
Delek U.S. Holdings Inc.(a)	4,644	90,326
Denbury Inc.(a)	3,010	254,827
Dorian LPG Ltd.	1,687	20,446
Earthstone Energy Inc., Class A(a)(b)	1,510	15,326
EQT Corp.(a)	18,214	362,641
Equitrans Midstream Corp.	24,399	251,554
Extraction Oil & Gas Inc.(a)	945	62,965
Gevo Inc.(a)(b)	12,121	87,635
Gran Tierra Energy Inc.(a)(b)	22,754	20,909
Green Plains Inc.(a)	1,656	62,845
HollyFrontier Corp.	9,247	312,549
International Seaways Inc.	2,549	44,735
Kosmos Energy Ltd.(a)	24,636	88,690
Laredo Petroleum Inc.(a)	810	61,074
Magnolia Oil & Gas Corp., Class A	8,504	177,564
Matador Resources Co.	6,652	278,386
Murphy Oil Corp.	8,797	244,820
Northern Oil and Gas Inc.	3,265	75,617
Oasis Petroleum Inc.	1,135	136,881
Ovintiv Inc.	15,743	590,677
Par Pacific Holdings Inc.(a)	3,022	46,720
PBF Energy Inc., Class A(a)	5,768	84,270
PDC Energy Inc.	5,948	311,140
Peabody Energy Corp.(a)	5,063	60,199
Penn Virginia Corp.(a)	879	29,042
Range Resources Corp.(a)	15,656	365,098
Renewable Energy Group Inc.(a)	3,018	193,152
REX American Resources Corp.(a)	355	31,222
Ring Energy Inc.(a)	5,125	19,270
SandRidge Energy Inc.(a)(b)	1,842	23,578
SM Energy Co.	7,269	249,472
Southwestern Energy Co.(a)(b)	40,822	199,211
Talos Energy Inc.(a)	2,457	31,867
Tellurian Inc.(a)(b)	22,986	90,105
Uranium Energy Corp.(a)	13,802	51,343
Vine Energy Inc., Class A(a)	1,493	25,486
W&T Offshore Inc.(a)	5,893	24,220
Whiting Petroleum Corp.(a)	2,347	152,860
World Fuel Services Corp.	3,953	120,685

		7,561,598

Paper & Forest Products — 0.3%
Clearwater Paper Corp.(a)	1,002	41,914
Domtar Corp.(a)	3,009	164,261
Glatfelter Corp.	2,689	44,180
Louisiana-Pacific Corp.	5,766	339,790
Mercer International Inc.	2,312	24,900
Neenah Inc.	1,051	53,118
Resolute Forest Products Inc.	2,876	33,822
Schweitzer-Mauduit International Inc.	1,902	66,266
Verso Corp., Class A	1,522	33,606

		801,857

Personal Products — 0.4%
BellRing Brands Inc., Class A(a)	2,261	60,640
Edgewell Personal Care Co.	3,277	114,662
elf Beauty Inc.(a)	2,895	93,538

Security	Shares	Value

Personal Products (continued)
Herbalife Nutrition Ltd.(a)(b)	6,096	$282,854
Inter Parfums Inc.	1,083	100,048
LifeMD Inc.(a)(b)	1,060	5,289
Medifast Inc.	705	138,370
Nu Skin Enterprises Inc., Class A	3,034	121,815
USANA Health Sciences Inc.(a)	735	71,339
Veru Inc.(a)	3,504	28,628

		1,017,183

Pharmaceuticals — 1.3%
9 Meters Biopharma Inc.(a)	14,275	18,129
AcelRx Pharmaceuticals Inc.(a)	7,151	6,293
Aclaris Therapeutics Inc.(a)	2,692	46,706
Aerie Pharmaceuticals Inc.(a)(b)	2,890	30,721
Amneal Pharmaceuticals Inc.(a)	6,126	33,632
Amphastar Pharmaceuticals Inc.(a)	2,356	44,010
Ampio Pharmaceuticals Inc.(a)	11,886	18,542
ANI Pharmaceuticals Inc.(a)	636	23,774
Antares Pharma Inc.(a)	9,974	37,303
Aquestive Therapeutics Inc.(a)(b)	1,611	8,281
Arvinas Inc.(a)	2,603	225,368
Atea Pharmaceuticals Inc.(a)	3,204	37,295
Athira Pharma Inc.(a)	2,087	27,277
Axsome Therapeutics Inc.(a)	1,711	65,873
BioDelivery Sciences International Inc.(a)	6,271	25,586
Cara Therapeutics Inc.(a)	2,577	43,371
Cassava Sciences Inc.(a)(b)	2,246	96,870
Citius Pharmaceuticals Inc.(a)	7,171	13,410
Collegium Pharmaceutical Inc.(a)	2,193	43,049
Corcept Therapeutics Inc.(a)	6,323	113,814
CorMedix Inc.(a)	2,613	12,699
Cymabay Therapeutics Inc.(a)	3,750	14,625
Durect Corp.(a)	15,272	19,548
Edgewise Therapeutics Inc.(a)	752	12,408
Endo International PLC(a)	13,746	58,420
Esperion Therapeutics Inc.(a)(b)	1,828	16,342
Eton Pharmaceuticals Inc.(a)	1,207	6,952
Evolus Inc.(a)	1,955	15,288
EyePoint Pharmaceuticals Inc.(a)	1,340	15,370
Fulcrum Therapeutics Inc.(a)	1,724	38,169
Hepion Pharmaceuticals Inc.(a)(b)	4,577	6,545
Ikena Oncology Inc.(a)(b)	560	6,020
Innoviva Inc.(a)	3,852	67,217
Intra-Cellular Therapies Inc.(a)	4,477	192,824
Iterum Therapeutics PLC(a)(b)	12,241	6,537
Jaguar Health Inc.(a)	2,935	6,252
Kala Pharmaceuticals Inc.(a)(b)	2,706	4,708
Kaleido Biosciences Inc.(a)	1,251	5,379
KemPharm Inc.(a)(b)	1,890	17,955
Lannett Co. Inc.(a)(b)	2,438	6,656
Marinus Pharmaceuticals Inc.(a)	2,074	23,851
Nektar Therapeutics(a)	11,016	167,003
NGM Biopharmaceuticals Inc.(a)	2,248	41,521
Novan Inc.(a)(b)	1,000	6,670
Nuvation Bio Inc.(a)(b)	6,990	64,098
Ocular Therapeutix Inc.(a)	4,749	31,533
Odonate Therapeutics Inc.(a)	1,942	5,962
Omeros Corp.(a)	3,836	24,052
Optinose Inc.(a)	2,105	5,578
Oramed Pharmaceuticals Inc.(a)	1,950	45,650
Pacira BioSciences Inc.(a)	2,708	141,574

56	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Paratek Pharmaceuticals Inc.(a)	2,665	$13,378
Perrigo Co. PLC	7,974	360,026
Phathom Pharmaceuticals Inc.(a)	861	20,259
Phibro Animal Health Corp., Class A	1,335	29,290
Pliant Therapeutics Inc.(a)	1,361	21,681
Prestige Consumer Healthcare Inc.(a)	3,046	182,730
Provention Bio Inc.(a)	3,286	20,570
Rain Therapeutics Inc.(a)(b)	450	7,011
Reata Pharmaceuticals Inc., Class A(a)(b)	1,624	155,920
Relmada Therapeutics Inc.(a)	942	22,109
Revance Therapeutics Inc.(a)(b)	4,058	55,797
SCYNEXIS Inc.(a)	1,152	5,772
Seelos Therapeutics Inc.(a)	6,331	13,675
SIGA Technologies Inc.(a)(b)	2,501	18,032
Supernus Pharmaceuticals Inc.(a)	3,234	96,535
Tarsus Pharmaceuticals Inc.(a)	407	11,298
Terns Pharmaceuticals Inc.(a)	295	2,803
TFF Pharmaceuticals Inc.(a)	1,294	9,977
TherapeuticsMD Inc.(a)	23,245	16,922
Theravance Biopharma Inc.(a)	3,261	25,338
VYNE Therapeutics Inc.(a)(b)	3,762	5,041
WaVe Life Sciences Ltd.(a)	2,371	10,883
Xeris Biopharma Holdings Inc.(a)(b)	6,324	11,763
Zogenix Inc.(a)	3,164	48,504
Zynerba Pharmaceuticals Inc.(a)	2,715	10,398

		3,222,422

Professional Services — 1.9%
Acacia Research Corp.(a)(b)	3,132	17,946
ASGN Inc.(a)	3,196	382,433
Barrett Business Services Inc.	474	38,868
CACI International Inc., Class A(a)(b)	1,424	409,599
CBIZ Inc.(a)	3,176	116,591
CRA International Inc.	456	50,078
Exponent Inc.	3,147	361,276
Forrester Research Inc.(a)	686	36,529
Franklin Covey Co.(a)	750	31,688
FTI Consulting Inc.(a)(b)	2,060	296,475
Heidrick & Struggles International Inc.	1,184	55,506
Huron Consulting Group Inc.(a)	1,354	67,917
ICF International Inc.	1,033	103,806
Insperity Inc.	2,177	272,125
KBR Inc.	8,510	361,164
Kelly Services Inc., Class A, NVS	2,228	40,171
Kforce Inc.	1,255	81,274
Korn Ferry	3,370	260,198
ManpowerGroup Inc.	3,284	317,399
ManTech International Corp./VA, Class A	1,674	144,332
Resources Connection Inc.	1,866	32,487
Science Applications International Corp.	3,497	313,961
Skillsoft Corp.(a)(b)	4,061	49,260
TriNet Group Inc.(a)	2,431	246,139
TrueBlue Inc.(a)	2,206	61,437
Upwork Inc.(a)	7,205	339,500
Willdan Group Inc.(a)(b)	743	24,838

		4,512,997

Real Estate Management & Development — 0.7%
Cushman & Wakefield PLC(a)	8,972	164,995
eXp World Holdings Inc.	3,959	204,284
Fathom Holdings Inc.(a)	308	7,789

Security	Shares	Value

Real Estate Management & Development (continued)
Forestar Group Inc.(a)	1,075	$21,038
Howard Hughes Corp. (The)(a)	2,494	217,302
Kennedy-Wilson Holdings Inc.	7,342	164,241
Marcus & Millichap Inc.(a)	1,484	69,896
Newmark Group Inc., Class A	9,929	147,744
RE/MAX Holdings Inc., Class A	1,176	37,409
Realogy Holdings Corp.(a)	7,037	121,881
Redfin Corp.(a)	6,274	322,107
RMR Group Inc. (The), Class A	964	33,538
St Joe Co. (The)	1,972	92,723

		1,604,947

Road & Rail — 0.9%
ArcBest Corp.	1,564	140,525
Avis Budget Group Inc.(a)(b)	2,854	494,627
Covenant Logistics Group Inc., Class A(a)	655	18,602
Daseke Inc.(a)	3,606	34,077
Heartland Express Inc.	2,838	46,345
HyreCar Inc.(a)	1,117	7,584
Landstar System Inc.	2,298	404,011
Marten Transport Ltd.	3,611	60,051
Ryder System Inc.	3,283	278,891
Saia Inc.(a)	1,581	494,284
Schneider National Inc., Class B	2,102	52,424
U.S. Xpress Enterprises Inc., Class A(a)	1,284	9,720
Werner Enterprises Inc.	3,712	168,228
Yellow Corp.(a)	2,118	18,532

		2,227,901

Semiconductors & Semiconductor Equipment — 2.7%
ACM Research Inc., Class A(a)	735	78,035
Allegro MicroSystems Inc.(a)	3,291	109,788
Alpha & Omega Semiconductor Ltd.(a)	1,248	43,243
Ambarella Inc.(a)	2,192	407,339
Amkor Technology Inc.	6,001	131,542
Atomera Inc.(a)	1,246	26,926
Axcelis Technologies Inc.(a)	2,023	111,123
AXT Inc.(a)	2,288	18,693
CEVA Inc.(a)	1,388	63,307
Cirrus Logic Inc.(a)	3,442	278,148
CMC Materials Inc.	1,755	225,289
Cohu Inc.(a)	2,943	94,294
CyberOptics Corp.(a)	472	19,711
Diodes Inc.(a)	2,706	260,020
DSP Group Inc.(a)	1,355	29,769
eMagin Corp.(a)	4,178	10,027
FormFactor Inc.(a)	4,668	185,693
Ichor Holdings Ltd.(a)	1,719	75,155
Impinj Inc.(a)(b)	1,149	80,108
Kopin Corp.(a)(b)	4,695	24,602
Kulicke & Soffa Industries Inc.	3,757	214,149
Lattice Semiconductor Corp.(a)	8,230	571,491
MACOM Technology Solutions Holdings Inc., Class H(a)(b)	2,892	201,919
Magnachip Semiconductor Corp.(a)	2,778	52,671
MaxLinear Inc.(a)	4,224	266,112
Meta Materials Inc.(a)(b)	14,191	66,698
NeoPhotonics Corp.(a)	3,309	33,487
NVE Corp.	304	20,663
Onto Innovation Inc.(a)	2,987	236,600
PDF Solutions Inc.(a)	1,720	40,472
Photronics Inc.(a)	3,712	48,219

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Pixelworks Inc.(a)	2,824	$11,550
Power Integrations Inc.	3,649	376,613
Rambus Inc.(a)(b)	6,656	154,885
Semtech Corp.(a)	3,877	329,661
Silicon Laboratories Inc.(a)	2,439	460,386
SiTime Corp.(a)	767	203,171
SkyWater Technology Inc.(a)(b)	378	12,943
SMART Global Holdings Inc.(a)	1,413	75,539
SunPower Corp.(a)	5,057	170,219
Synaptics Inc.(a)	2,134	415,212
Ultra Clean Holdings Inc.(a)	2,676	132,649
Veeco Instruments Inc.(a)	3,079	74,789

		6,442,910

Software — 6.3%
8x8 Inc.(a)	6,744	152,819
A10 Networks Inc.(a)	3,606	67,396
ACI Worldwide Inc.(a)	7,029	215,650
Agilysys Inc.(a)	1,189	56,739
Alarm.com Holdings Inc.(a)	2,759	232,473
Altair Engineering Inc., Class A(a)(b)	2,799	217,734
Alteryx Inc., Class A(a)(b)	3,548	259,678
American Software Inc./GA, Class A	1,894	54,793
Appfolio Inc., Class A(a)(b)	1,136	149,600
Appian Corp.(a)	2,383	236,894
Asana Inc., Class A(a)	4,710	639,618
Avaya Holdings Corp.(a)	5,063	94,273
Benefitfocus Inc.(a)	1,995	21,865
Blackbaud Inc.(a)	2,533	179,868
Blackline Inc.(a)	3,191	404,842
Bottomline Technologies DE Inc.(a)	2,381	110,240
Box Inc., Class A(a)(b)	9,213	237,972
BTRS Holdings Inc.(a)	4,380	37,624
C3.ai Inc., Class A(a)(b)	4,207	189,820
CDK Global Inc.	7,417	322,788
Cerence Inc.(a)(b)	2,286	240,327
ChannelAdvisor Corp.(a)	1,803	45,995
Cleanspark Inc.(a)	2,064	41,817
CommVault Systems Inc.(a)	2,788	171,462
Datto Holding Corp.(a)(b)	1,596	38,144
Digimarc Corp.(a)(b)	749	37,847
Digital Turbine Inc.(a)	5,277	454,139
Dolby Laboratories Inc., Class A	3,968	350,573
Domo Inc., Class B(a)	1,717	151,697
Duck Creek Technologies Inc.(a)	4,507	141,971
E2open Parent Holdings Inc.(a)	10,406	130,075
Ebix Inc.	1,504	49,346
eGain Corp.(a)	1,288	13,292
Envestnet Inc.(a)	2,878	240,313
Everbridge Inc.(a)(b)	2,305	367,210
Intelligent Systems Corp.(a)	410	17,355
InterDigital Inc.	1,846	123,590
Intrusion Inc.(a)	915	3,605
Jamf Holding Corp.(a)(b)	3,261	155,387
JFrog Ltd.(a)(b)	2,615	85,484
Kaleyra Inc.(a)(b)	1,734	19,785
KnowBe4 Inc., Class A(a)	1,378	32,218
LivePerson Inc.(a)(b)	3,897	200,734
MANDIANT Inc.(a)	14,361	250,456
Marathon Digital Holdings Inc.(a)(b)	5,969	311,821
McAfee Corp., Class A	4,390	93,814

Security	Shares	Value

Software (continued)
MicroStrategy Inc., Class A(a)	468	$334,648
Mimecast Ltd.(a)	3,662	276,261
Mitek Systems Inc.(a)	2,725	51,312
Model N Inc.(a)	1,973	63,945
Momentive Global Inc.(a)	7,707	176,644
nCino Inc.(a)	3,355	243,774
NCR Corp.(a)	7,973	315,252
New Relic Inc.(a)	3,473	281,869
Nutanix Inc., Class A(a)	12,275	421,155
Olo Inc., Class A(a)(b)	1,675	45,594
ON24 Inc.(a)	469	8,972
OneSpan Inc.(a)	2,144	43,780
Pagerduty Inc.(a)(b)	4,483	187,165
Ping Identity Holding Corp.(a)	2,974	84,253
Progress Software Corp.	2,641	135,774
PROS Holdings Inc.(a)	2,439	73,170
Q2 Holdings Inc.(a)	3,366	264,096
QAD Inc., Class A	708	62,049
Qualtrics International Inc., Class A(a)	3,803	176,155
Qualys Inc.(a)	2,027	252,321
Rapid7 Inc.(a)(b)	3,365	433,244
Rekor Systems Inc.(a)(b)	1,879	25,554
Rimini Street Inc.(a)	1,809	18,832
Riot Blockchain Inc.(a)	4,972	135,338
SailPoint Technologies Holdings Inc.(a)	5,541	265,857
SEMrush Holdings Inc., Class A(a)	659	16,073
ShotSpotter Inc.(a)	472	18,366
Smith Micro Software Inc.(a)	3,018	17,203
Sprout Social Inc., Class A(a)	2,717	346,907
SPS Commerce Inc.(a)	2,174	332,035
Sumo Logic Inc.(a)	5,191	89,649
Synchronoss Technologies Inc.(a)	2,492	6,579
Telos Corp.(a)(b)	3,180	82,394
Tenable Holdings Inc.(a)	5,442	289,787
Teradata Corp.(a)	6,586	372,504
Upland Software Inc.(a)(b)	1,622	54,126
Varonis Systems Inc.(a)(b)	6,422	415,760
Verint Systems Inc.(a)(b)	3,897	181,600
Veritone Inc.(a)	1,737	51,954
Vertex Inc., Class A(a)(b)	1,692	35,227
Viant Technology Inc., Class A(a)	764	8,977
VirnetX Holding Corp.(a)	4,002	15,408
Vonage Holdings Corp.(a)	15,087	243,202
Workiva Inc.(a)	2,604	389,428
Xperi Holding Corp.	6,315	113,165
Yext Inc.(a)	7,006	88,206
Zix Corp.(a)	3,360	28,459
Zuora Inc., Class A(a)	6,779	148,189

		15,373,355

Specialty Retail — 2.4%
Aaron’s Co. Inc. (The)	1,998	46,733
Abercrombie & Fitch Co., Class A(a)	3,711	146,733
Academy Sports & Outdoors Inc.(a)	5,256	224,852
American Eagle Outfitters Inc.	9,178	217,886
America’s Car-Mart Inc./TX(a)(b)	394	47,079
Arko Corp.(a)	3,791	36,356
Asbury Automotive Group Inc.(a)(b)	1,173	229,568
Barnes & Noble Education Inc.(a)	2,357	24,466
Bed Bath & Beyond Inc.(a)	6,291	88,326
Big 5 Sporting Goods Corp.	1,262	30,515

58	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Boot Barn Holdings Inc.(a)	1,788	$186,828
Buckle Inc. (The)	1,780	74,084
Caleres Inc.	2,350	54,191
Camping World Holdings Inc., Class A	2,536	94,466
CarLotz Inc.(a)	4,296	15,466
Cato Corp. (The), Class A	1,179	20,786
Chico’s FAS Inc.(a)	7,456	40,710
Children’s Place Inc. (The)(a)	844	69,959
Citi Trends Inc.(a)	594	45,952
Conn’s Inc.(a)	1,156	25,744
Container Store Group Inc. (The)(a)	2,019	22,330
Designer Brands Inc. , Class A(a)	3,811	51,563
Dick’s Sporting Goods Inc.	3,958	491,623
Express Inc.(a)	4,127	15,848
Foot Locker Inc.	5,409	257,847
Genesco Inc.(a)(b)	858	51,986
Group 1 Automotive Inc.	1,096	197,061
GrowGeneration Corp.(a)(b)	3,160	66,613
Guess? Inc.	2,418	50,077
Haverty Furniture Companies Inc.	931	26,720
Hibbett Inc.	909	70,393
JOANN Inc.	744	7,604
Kirkland’s Inc.(a)	863	19,400
Lazydays Holdings Inc.(a)(b)	496	10,461
Leslie’s Inc.(a)(b)	7,830	161,924
LMP Automotive Holdings Inc.(a)(b)	363	5,162
Lumber Liquidators Holdings Inc.(a)	1,755	31,730
MarineMax Inc.(a)	1,313	68,000
Monro Inc.	2,031	125,434
Murphy USA Inc.	1,428	232,693
National Vision Holdings Inc.(a)(b)	4,888	301,296
ODP Corp. (The)(a)	2,916	126,263
OneWater Marine Inc., Class A	584	25,895
Party City Holdco Inc.(a)(b)	6,760	49,145
Penske Automotive Group Inc.	1,911	202,661
Petco Health & Wellness Co. Inc.(a)(b)	4,900	121,177
Rent-A-Center Inc./TX	3,673	195,624
Sally Beauty Holdings Inc.(a)(b)	6,806	103,859
Shift Technologies Inc.(a)	3,799	25,947
Shoe Carnival Inc.	1,074	36,376
Signet Jewelers Ltd.	3,190	284,484
Sleep Number Corp.(a)	1,424	125,796
Sonic Automotive Inc., Class A	1,280	63,270
Sportsman’s Warehouse Holdings Inc.(a)	2,606	44,980
Tilly’s Inc., Class A	1,567	21,750
TravelCenters of America Inc.(a)	734	39,570
Urban Outfitters Inc.(a)	3,966	126,634
Vroom Inc.(a)(b)	7,661	146,555
Winmark Corp.	183	42,606
Zumiez Inc.(a)	1,362	55,433

		5,824,490

Technology Hardware, Storage & Peripherals — 0.5%
3D Systems Corp.(a)	7,546	212,495
Avid Technology Inc.(a)	2,172	62,206
Boxlight Corp., Class A(a)(b)	3,001	6,692
Corsair Gaming Inc.(a)(b)	2,012	49,193
Diebold Nixdorf Inc.(a)(b)	4,650	41,850
Eastman Kodak Co.(a)	3,836	26,047
Immersion Corp.(a)	1,448	11,570
Pure Storage Inc., Class A(a)	15,967	428,874

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Quantum Corp.(a)	3,302	$18,855
Super Micro Computer Inc.(a)	2,695	95,376
Turtle Beach Corp.(a)	954	27,437
Xerox Holdings Corp.	8,418	149,840

		1,130,435

Textiles, Apparel & Luxury Goods — 1.3%
Carter’s Inc.	2,643	260,388
Columbia Sportswear Co.	2,087	216,714
Crocs Inc.(a)	3,773	609,151
Fossil Group Inc.(a)	2,871	33,935
G-III Apparel Group Ltd.(a)	2,669	76,494
Hanesbrands Inc.	20,949	356,971
Kontoor Brands Inc.	2,874	152,322
Lakeland Industries Inc.(a)	499	10,434
Levi Strauss & Co., Class A	5,498	143,938
Movado Group Inc.	1,022	34,033
Oxford Industries Inc.	974	90,309
PLBY Group Inc.(a)	1,267	35,577
Ralph Lauren Corp.	2,921	371,464
Rocky Brands Inc.	426	23,238
Skechers U.S.A. Inc., Class A(a)	8,104	374,486
Steven Madden Ltd.	4,665	210,391
Unifi Inc.(a)	839	20,153
Vera Bradley Inc.(a)	1,495	14,666
Wolverine World Wide Inc.	4,981	165,220

		3,199,884

Thrifts & Mortgage Finance — 1.5%
Axos Financial Inc.(a)	3,208	170,024
Capitol Federal Financial Inc.	7,928	96,167
Columbia Financial Inc.(a)	2,636	49,082
Essent Group Ltd.	6,749	323,952
Federal Agricultural Mortgage Corp., Class C, NVS	567	71,493
Flagstar Bancorp. Inc.	3,022	142,608
Kearny Financial Corp./MD	5,406	72,548
loanDepot Inc., Class A	986	6,468
Merchants Bancorp./IN	1,065	47,318
Meridian Bancorp. Inc.	3,503	81,270
MGIC Investment Corp.	20,650	333,704
Mr Cooper Group Inc.(a)	5,179	227,047
New York Community Bancorp. Inc.	28,383	352,801
NMI Holdings Inc., Class A(a)	5,312	128,975
Northfield Bancorp. Inc.	2,840	49,842
Northwest Bancshares Inc.	6,509	89,824
Ocwen Financial Corp.(a)	486	15,265
PennyMac Financial Services Inc.	2,046	126,975
Premier Financial Corp.	2,536	80,848
Provident Financial Services Inc.	4,581	113,425
Radian Group Inc.	11,226	267,965
Rocket Companies Inc., Class A	8,223	135,515
TFS Financial Corp.	3,073	59,801
TrustCo Bank Corp. NY	786	26,378
UWM Holdings Corp.	5,386	36,625
Walker & Dunlop Inc.	1,786	232,305
Washington Federal Inc.	4,445	157,175
Waterstone Financial Inc.	1,836	37,950
WSFS Financial Corp.	2,297	119,008

		3,652,358

Tobacco — 0.1%
22nd Century Group Inc.(a)	9,619	26,356

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco (continued)
Turning Point Brands Inc.	867	$33,093
Universal Corp./VA	1,466	68,902
Vector Group Ltd.	7,804	103,481

		231,832

Trading Companies & Distributors — 1.3%
Air Lease Corp.	6,475	259,324
Applied Industrial Technologies Inc.	2,342	228,298
Beacon Roofing Supply Inc.(a)	3,330	176,057
BlueLinx Holdings Inc.(a)	599	28,530
Boise Cascade Co.	2,364	133,850
CAI International Inc.	966	54,028
Custom Truck One Source Inc.(a)	3,005	27,195
DXP Enterprises Inc./TX(a)	1,145	37,739
GATX Corp.	2,119	200,987
Global Industrial Co.	960	38,957
GMS Inc.(a)	2,608	129,174
H&E Equipment Services Inc.	1,960	88,357
Herc Holdings Inc.	1,502	273,424
McGrath RentCorp.	1,478	106,623
MRC Global Inc.(a)	3,822	31,723
MSC Industrial Direct Co. Inc., Class A	2,822	237,246
NOW Inc.(a)	6,755	48,771
Rush Enterprises Inc., Class A	2,644	137,700
Titan Machinery Inc.(a)	1,188	33,763
Triton International Ltd	4,031	250,688
Univar Solutions Inc.(a)	10,183	260,481
Veritiv Corp.(a)	853	91,501
WESCO International Inc.(a)	2,683	347,609

		3,222,025

Water Utilities — 0.2%
American States Water Co.	2,219	201,574
California Water Service Group	3,071	186,962
Middlesex Water Co.	1,073	118,159
SJW Group	1,681	110,812

		617,507

Wireless Telecommunication Services — 0.1%
Gogo Inc.(a)(b)	4,025	65,446

Security	Shares	Value

Wireless Telecommunication Services (continued)
Shenandoah Telecommunications Co.	2,998	$82,865
Telephone and Data Systems Inc.	5,943	111,372
U.S. Cellular Corp.(a)	882	26,963

		286,646

Total Common Stocks — 99.7% (Cost: $229,403,897)		241,566,763

Preferred Stocks

Semiconductors & Semiconductor Equipment — 0.0%
Meta Materials Inc., Preference Shares, NVS(b)	7,764	9,938

Total Preferred Stocks — 0.0% (Cost: $7,512)		9,938

Short-Term Investments

Money Market Funds — 9.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	23,041,338	23,052,859
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	490,000	490,000

		23,542,859

Total Short-Term Investments — 9.7% (Cost: $23,541,043)		23,542,859

Total Investments in Securities — 109.4% (Cost: $252,952,452)		265,119,560

Other Assets, Less Liabilities — (9.4)%		(22,768,257)

Net Assets — 100.0%		$242,351,303

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$13,795,424	$9,258,201	(a)	$—	$(1,718)	$952	$23,052,859	23,041,338	$85,409	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	260,000	230,000	(a)	—	—	—	490,000	490,000	13		—

					$(1,718)	$952	$23,542,859		$85,422		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

60	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	4	12/17/21	$459	$9,747

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$9,747

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(9,225)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$8,662

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$451,228

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$241,566,763	$—	$—	$241,566,763
Preferred Stocks	9,938	—	—	9,938
Money Market Funds	23,542,859	—	—	23,542,859

	$265,119,560	$—	$—	$265,119,560

Derivative financial instruments(a)
Assets
Futures Contracts	$9,747	$—	$—	$9,747

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Aerojet Rocketdyne Holdings Inc.	9,358	$411,846
Aerovironment Inc.(a)	5,479	488,234
BWX Technologies Inc.	12,906	732,286
Curtiss-Wright Corp.	4,121	526,169
Hexcel Corp.(a)	19,835	1,125,438
Kaman Corp.	3,093	110,698
Kratos Defense & Security Solutions Inc.(a)	29,192	624,417
Maxar Technologies Inc.	5,886	156,273
Mercury Systems Inc.(a)	13,227	681,720
National Presto Industries Inc.	455	37,833
PAE Inc.(a)	7,520	74,598
Spirit AeroSystems Holdings Inc., Class A	9,572	395,228
Virgin Galactic Holdings Inc.(a)(b)	41,830	784,313

		6,149,053

Air Freight & Logistics — 0.2%
Air Transport Services Group Inc.(a)(b)	4,913	122,285
Echo Global Logistics Inc.(a)	3,001	144,738
Forward Air Corp.	2,932	294,842
Hub Group Inc., Class A(a)	3,769	296,130

		857,995

Airlines — 0.3%
Allegiant Travel Co.(a)	3,559	623,786
Frontier Group Holdings Inc.(a)	2,672	41,817
SkyWest Inc.(a)	6,272	269,884
Spirit Airlines Inc.(a)	13,089	285,994
Sun Country Airlines Holdings Inc.(a)	7,285	220,590

		1,442,071

Auto Components — 1.2%
Dorman Products Inc.(a)	6,746	704,148
Fox Factory Holding Corp.(a)	9,952	1,601,774
Gentherm Inc.(a)(b)	7,807	574,829
LCI Industries	3,331	465,141
Luminar Technologies Inc.(a)(b)	51,020	836,218
Patrick Industries Inc.	3,063	238,638
Stoneridge Inc.(a)	3,245	61,590
Visteon Corp.(a)	6,590	745,856
XPEL Inc.(a)	3,902	296,162

		5,524,356

Automobiles — 0.1%
Arcimoto Inc.(a)(b)	6,707	78,338
Winnebago Industries Inc.	4,165	281,929
Workhorse Group Inc.(a)	27,148	182,706

		542,973

Banks — 3.8%
Allegiance Bancshares Inc.	2,780	108,893
Ameris Bancorp.	10,594	555,020
Atlantic Capital Bancshares Inc.(a)	3,191	87,784
Atlantic Union Bankshares Corp.	9,165	328,748
Banc of California Inc.	4,401	89,472
Bancorp. Inc. (The)(a)	6,619	202,210
Byline Bancorp Inc.	2,748	70,788
Camden National Corp.	1,721	81,920
Columbia Banking System Inc.	7,178	244,985
Community Bank System Inc.	5,286	378,848
ConnectOne Bancorp. Inc.	4,920	165,952
CrossFirst Bankshares Inc.(a)	7,788	110,823
Eastern Bankshares Inc.	40,245	835,889

Security	Shares	Value

Banks (continued)
FB Financial Corp.	5,361	$243,014
First BanCorp./Puerto Rico	10,488	143,161
First Bancshares Inc. (The)	3,131	126,023
First Financial Bankshares Inc.	30,273	1,535,446
First Foundation Inc.	3,388	90,155
German American Bancorp. Inc.	3,660	144,277
Glacier Bancorp. Inc.	15,116	835,764
Harborone Bancorp. Inc.	11,981	172,167
Heartland Financial USA Inc.	4,013	201,132
Hilltop Holdings Inc.	8,462	299,893
Home BancShares Inc./AR	22,355	531,155
Horizon Bancorp Inc./IN	4,099	78,168
Independent Bank Group Inc.	4,426	319,955
Lakeland Financial Corp.	3,039	218,413
Live Oak Bancshares Inc.(b)	7,511	669,831
Meta Financial Group Inc.	7,556	418,905
Metropolitan Bank Holding Corp.(a)	1,371	124,569
National Bank Holdings Corp., Class A	3,182	138,003
Nicolet Bankshares Inc.(a)(b)	866	62,257
Origin Bancorp Inc.	5,224	232,990
Peapack Gladstone Financial Corp.	2,392	80,252
Pinnacle Financial Partners Inc.	7,801	753,343
Popular Inc.	9,317	758,776
QCR Holdings Inc.	1,376	75,873
Renasant Corp.	5,907	220,981
Seacoast Banking Corp. of Florida	13,093	476,978
ServisFirst Bancshares Inc.	11,547	927,340
Silvergate Capital Corp., Class A(a)	6,242	977,622
South State Corp.	5,947	464,401
Southside Bancshares Inc.	4,439	183,419
Sterling Bancorp./DE	23,062	586,928
Stock Yards Bancorp. Inc.	3,834	234,832
Tompkins Financial Corp.	1,473	120,948
Towne Bank/Portsmouth VA	8,813	277,786
Triumph Bancorp. Inc.(a)	5,590	655,707
UMB Financial Corp.	5,226	516,433
United Community Banks Inc./GA	9,352	325,824
Univest Financial Corp.	2,527	72,525
Veritex Holdings Inc.	4,098	167,813
Washington Trust Bancorp. Inc.	1,738	94,999

		17,819,390

Beverages — 0.3%
Celsius Holdings Inc.(a)(b)	8,995	868,198
Coca-Cola Consolidated Inc.	721	289,409
Duckhorn Portfolio Inc. (The)(a)	7,289	140,969
MGP Ingredients Inc.	2,148	137,923
National Beverage Corp.	2,857	161,135
NewAge Inc.(a)	34,132	50,515

		1,648,149

Biotechnology — 9.9%
4D Molecular Therapeutics Inc.(a)	4,849	116,521
Abeona Therapeutics Inc.(a)	11,270	9,155
ACADIA Pharmaceuticals Inc.(a)	27,617	495,725
ADMA Biologics Inc.(a)	25,963	33,492
Adverum Biotechnologies Inc.(a)(b)	18,256	41,441
Agenus Inc.(a)	50,508	193,951
Agios Pharmaceuticals Inc.(a)	13,883	652,501
Albireo Pharma Inc.(a)(b)	4,638	135,522
Aldeyra Therapeutics Inc.(a)	11,991	109,118

62	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Alector Inc.(a)	13,713	$298,121
Alkermes PLC(a)	38,164	1,155,988
Allakos Inc.(a)	8,271	831,897
Allogene Therapeutics Inc.(a)	8,666	149,402
Altimmune Inc.(a)	8,139	87,901
ALX Oncology Holdings Inc.(a)	2,361	132,310
Amicus Therapeutics Inc.(a)	56,497	593,219
AnaptysBio Inc.(a)(b)	2,557	84,125
Anavex Life Sciences Corp.(a)	17,830	334,134
Anika Therapeutics Inc.(a)	3,396	141,443
Anixa Biosciences Inc.(a)(b)	7,312	34,878
Apellis Pharmaceuticals Inc.(a)	16,801	516,463
AquaBounty Technologies Inc.(a)	10,036	40,044
Arbutus Biopharma Corp.(a)	18,682	75,288
Arcus Biosciences Inc.(a)(b)	10,928	365,432
Ardelyx Inc.(a)	18,317	22,164
Arena Pharmaceuticals Inc.(a)	6,487	372,289
Atara Biotherapeutics Inc.(a)	13,381	207,138
Athenex Inc.(a)	16,217	41,191
Athersys Inc.(a)(b)	33,177	38,817
Atossa Therapeutics Inc.(a)	30,286	77,835
Avid Bioservices Inc.(a)	14,419	442,375
Avidity Biosciences Inc.(a)	9,880	222,300
Avita Medical Inc.(a)(b)	5,851	96,366
Avrobio Inc.(a)	5,074	28,516
Beam Therapeutics Inc.(a)(b)	10,320	916,106
BioAtla Inc.(a)	1,805	52,760
BioCryst Pharmaceuticals Inc.(a)	42,125	628,926
Blueprint Medicines Corp.(a)	13,849	1,557,874
Bolt Biotherapeutics Inc.(a)	1,632	21,363
C4 Therapeutics Inc.(a)	8,673	385,255
Cardiff Oncology Inc.(a)	4,292	25,194
CareDx Inc.(a)	12,459	635,409
CASI Pharmaceuticals Inc.(a)(b)	25,350	27,378
Catalyst Biosciences Inc.(a)	7,746	25,484
Catalyst Pharmaceuticals Inc.(a)	10,643	62,794
Celldex Therapeutics Inc.(a)	10,947	465,685
CEL-SCI Corp.(a)	5,027	56,302
Checkpoint Therapeutics Inc.(a)	15,625	54,844
ChemoCentryx Inc.(a)(b)	11,498	400,245
Chimerix Inc.(a)	8,202	42,978
Clovis Oncology Inc.(a)	27,887	120,751
Codiak Biosciences Inc.(a)	3,735	53,821
Coherus Biosciences Inc.(a)(b)	8,132	136,048
Concert Pharmaceuticals Inc.(a)	5,911	16,196
Corbus Pharmaceuticals Holdings Inc.(a)	11,384	11,384
Crinetics Pharmaceuticals Inc.(a)	4,611	114,952
CTI BioPharma Corp.(a)(b)	19,499	50,502
Cue Biopharma Inc.(a)	6,752	82,442
Curis Inc.(a)	18,336	119,184
Cytokinetics Inc.(a)	19,669	686,645
Deciphera Pharmaceuticals Inc.(a)	9,705	324,050
Denali Therapeutics Inc.(a)	21,785	1,053,305
Dermtech Inc.(a)	6,069	165,987
Design Therapeutics Inc.(a)(b)	1,437	22,532
Dicerna Pharmaceuticals Inc.(a)	16,293	339,057
Dynavax Technologies Corp.(a)	25,304	505,321
Editas Medicine Inc.(a)(b)	16,107	591,449
Eiger BioPharmaceuticals Inc.(a)	7,435	50,112
Emergent BioSolutions Inc.(a)	5,740	273,626

Security	Shares	Value

Biotechnology (continued)
Epizyme Inc.(a)(b)	20,894	$87,755
Equillium Inc.(a)(b)	4,280	27,007
Evelo Biosciences Inc.(a)(b)	3,111	27,532
FibroGen Inc.(a)	10,383	115,459
Flexion Therapeutics Inc.(a)	11,954	110,575
Fortress Biotech Inc.(a)(b)	17,734	57,813
G1 Therapeutics Inc.(a)(b)	3,851	55,801
Gain Therapeutics Inc.(a)	604	4,204
Genprex Inc.(a)	6,521	15,194
Geron Corp.(a)(b)	30,656	47,210
Global Blood Therapeutics Inc.(a)	7,299	266,559
Gritstone bio Inc.(a)	9,432	103,658
Halozyme Therapeutics Inc.(a)	33,663	1,281,550
Harpoon Therapeutics Inc.(a)	5,434	34,017
Heron Therapeutics Inc.(a)(b)	24,000	264,240
Homology Medicines Inc.(a)	5,465	31,314
iBio Inc.(a)(b)	53,750	41,925
Ideaya Biosciences Inc.(a)	7,687	164,809
Immunic Inc.(a)	1,495	13,933
ImmunoGen Inc.(a)	43,377	261,563
Infinity Pharmaceuticals Inc.(a)	14,205	36,081
Inhibrx Inc.(a)	4,809	193,274
Inmune Bio Inc.(a)(b)	2,794	51,382
Inovio Pharmaceuticals Inc.(a)(b)	35,193	251,278
Insmed Inc.(a)(b)	27,158	818,814
Intellia Therapeutics Inc.(a)	16,141	2,146,430
Invitae Corp.(a)	47,287	1,253,106
Ionis Pharmaceuticals Inc.(a)	33,396	1,064,331
Iovance Biotherapeutics Inc.(a)	31,784	772,669
Ironwood Pharmaceuticals Inc.(a)(b)	13,486	172,216
IsoRay Inc.(a)	35,516	21,487
IVERIC bio Inc.(a)	25,075	443,828
Kadmon Holdings Inc.(a)(b)	18,916	178,756
KalVista Pharmaceuticals Inc.(a)	4,891	87,940
Karyopharm Therapeutics Inc.(a)(b)	9,381	51,220
Kiniksa Pharmaceuticals Ltd., Class A(a)	3,094	32,147
Kodiak Sciences Inc.(a)	7,919	927,236
Krystal Biotech Inc.(a)	4,183	209,526
Kura Oncology Inc.(a)	8,143	133,708
Kymera Therapeutics Inc.(a)	8,294	488,351
Lexicon Pharmaceuticals Inc.(a)(b)	15,950	84,376
Ligand Pharmaceuticals Inc.(a)	3,928	573,252
Lineage Cell Therapeutics Inc.(a)	13,032	29,713
MacroGenics Inc.(a)(b)	12,951	252,933
Madrigal Pharmaceuticals Inc.(a)	1,649	128,210
Magenta Therapeutics Inc.(a)	3,550	22,720
MannKind Corp.(a)	58,677	276,369
Matinas BioPharma Holdings Inc.(a)	45,515	50,522
MediciNova Inc.(a)	11,485	38,590
MEI Pharma Inc.(a)	13,828	38,995
MeiraGTx Holdings PLC(a)	3,299	70,929
Mersana Therapeutics Inc.(a)	9,238	79,077
MiMedx Group Inc.(a)(b)	12,112	82,967
Molecular Templates Inc.(a)(b)	10,014	52,273
Morphic Holding Inc.(a)	6,096	350,520
Mustang Bio Inc.(a)(b)	17,476	39,146
NeuBase Therapeutics Inc.(a)	6,951	25,719
Nurix Therapeutics Inc.(a)	5,138	171,866
Ocugen Inc.(a)(b)	23,197	274,653
Oncocyte Corp.(a)	20,195	66,240

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Oncternal Therapeutics Inc.(a)(b)	10,660	$39,122
OPKO Health Inc.(a)(b)	49,830	188,856
Organogenesis Holdings Inc., Class A(a)	14,838	162,921
Palatin Technologies Inc.(a)(b)	31,300	12,770
PDS Biotechnology Corp.(a)	5,649	68,014
Precigen Inc.(a)(b)	10,952	52,898
Precision BioSciences Inc.(a)	11,099	105,330
Protagonist Therapeutics Inc.(a)	10,525	327,959
Protalix BioTherapeutics Inc.(a)(b)	8,078	9,128
Prothena Corp. PLC(a)	4,112	227,599
PTC Therapeutics Inc.(a)	16,643	631,269
Puma Biotechnology Inc.(a)	3,568	18,197
Radius Health Inc.(a)	11,131	240,430
Recursion Pharmaceuticals Inc., Class A(a)(b)	5,976	114,440
REGENXBIO Inc.(a)	5,318	188,470
REVOLUTION Medicines Inc.(a)	14,555	428,354
Rhythm Pharmaceuticals Inc.(a)	3,893	44,808
Rigel Pharmaceuticals Inc.(a)	40,236	135,193
Rocket Pharmaceuticals Inc.(a)	6,294	186,995
Rubius Therapeutics Inc.(a)(b)	4,496	63,888
Sage Therapeutics Inc.(a)	6,616	267,022
Sangamo Therapeutics Inc.(a)(b)	19,291	156,643
Sarepta Therapeutics Inc.(a)	20,321	1,608,001
Scholar Rock Holding Corp.(a)(b)	6,159	161,982
Selecta Biosciences Inc.(a)	21,060	75,605
Seres Therapeutics Inc.(a)(b)	10,619	64,564
Sesen Bio Inc.(a)	43,357	52,462
Shattuck Labs Inc.(a)	3,477	67,106
Sigilon Therapeutics Inc.(a)	3,396	18,304
Solid Biosciences Inc.(a)	15,027	30,505
Sorrento Therapeutics Inc.(a)(b)	70,203	481,593
Spero Therapeutics Inc.(a)	6,587	115,668
SQZ Biotechnologies Co.(a)	4,359	58,367
Stoke Therapeutics Inc.(a)	5,225	119,287
Surface Oncology Inc.(a)	8,028	59,568
Sutro Biopharma Inc.(a)	4,805	96,869
Syndax Pharmaceuticals Inc.(a)	5,967	116,058
Syros Pharmaceuticals Inc.(a)(b)	12,542	51,798
T2 Biosystems Inc.(a)(b)	39,058	30,250
TG Therapeutics Inc.(a)(b)	31,439	981,526
Tonix Pharmaceuticals Holding Corp.(a)	57,514	31,748
Travere Therapeutics Inc.(a)	12,011	346,037
Trevena Inc.(a)	40,248	40,650
Twist Bioscience Corp.(a)	11,563	1,373,684
Tyme Technologies Inc.(a)(b)	28,385	27,051
uniQure NV(a)	8,464	257,898
Vanda Pharmaceuticals Inc.(a)	13,102	224,306
Vaxart Inc.(a)(b)	28,925	194,087
Veracyte Inc.(a)	16,687	798,974
Verastem Inc.(a)	18,559	48,253
Vericel Corp.(a)(b)	11,073	509,579
Viking Therapeutics Inc.(a)	9,416	54,801
Vir Biotechnology Inc.(a)	17,236	650,314
VistaGen Therapeutics Inc.(a)	41,169	94,277
Voyager Therapeutics Inc.(a)(b)	3,693	13,369
vTv Therapeutics Inc., Class A(a)(b)	7,250	10,368
XBiotech Inc.	3,571	52,351
Xencor Inc.(a)	13,856	548,143
XOMA Corp.(a)	2,758	68,950
Y-mAbs Therapeutics Inc.(a)	8,108	199,132

Security	Shares	Value

Biotechnology (continued)
ZIOPHARM Oncology Inc.(a)(b)	50,758	$76,137

		46,787,919

Building Products — 1.4%
AAON Inc.	9,750	698,587
American Woodmark Corp.(a)	1,668	114,658
Armstrong World Industries Inc.	8,106	856,399
Cornerstone Building Brands Inc.(a)	5,748	82,254
Gibraltar Industries Inc.(a)	7,751	505,055
Griffon Corp.	6,196	164,132
Insteel Industries Inc.	2,659	108,142
JELD-WEN Holding Inc.(a)	7,876	215,881
Masonite International Corp.(a)	3,602	432,276
PGT Innovations Inc.(a)	8,629	184,229
Quanex Building Products Corp.	2,964	61,414
Resideo Technologies Inc.(a)	20,559	506,985
Simpson Manufacturing Co. Inc.	10,277	1,090,287
UFP Industries Inc.	9,782	800,461
Zurn Water Solutions Corp.	16,813	609,976

		6,430,736

Capital Markets — 1.9%
Affiliated Managers Group Inc.	4,723	792,897
Artisan Partners Asset Management Inc., Class A	9,021	446,900
Assetmark Financial Holdings Inc.(a)	2,688	68,920
B. Riley Financial Inc.	2,287	163,886
BGC Partners Inc., Class A	35,916	192,869
BrightSphere Investment Group Inc.	8,905	266,972
Cohen & Steers Inc.	3,642	345,589
Cowen Inc., Class A	3,820	144,129
Evercore Inc., Class A	3,131	475,411
Focus Financial Partners Inc., Class A(a)	4,785	300,785
Freedom Holding Corp./NV(a)(b)	3,984	265,693
GCM Grosvenor Inc., Class A	7,897	90,421
Hamilton Lane Inc., Class A	8,067	843,082
Houlihan Lokey Inc.	6,002	672,704
Interactive Brokers Group Inc., Class A	20,643	1,462,557
Open Lending Corp., Class A(a)	24,197	762,690
Oppenheimer Holdings Inc., Class A, NVS	1,132	58,921
Piper Sandler Cos	1,553	255,764
PJT Partners Inc., Class A	5,800	474,382
StepStone Group Inc., Class A	9,581	450,115
StoneX Group Inc.(a)	1,517	104,840
Virtus Investment Partners Inc.	1,176	376,320
WisdomTree Investments Inc.	13,395	85,594

		9,101,441

Chemicals — 2.1%
Amyris Inc.(a)(b)	44,209	655,177
Ashland Global Holdings Inc.	5,504	528,439
Avient Corp.	10,112	544,835
Balchem Corp.	7,655	1,171,904
Chase Corp.	1,029	98,784
Diversey Holdings Ltd.(a)(b)	4,743	82,528
Element Solutions Inc.	28,512	647,508
GCP Applied Technologies Inc.(a)	6,934	156,778
Hawkins Inc.	1,989	72,937
HB Fuller Co.	6,575	463,603
Ingevity Corp.(a)	5,558	433,024
Innospec Inc.	1,944	176,146
Intrepid Potash Inc.(a)(b)	1,395	67,950
Koppers Holdings Inc.(a)	1,669	58,565

64	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Kronos Worldwide Inc.	2,470	$32,184
Livent Corp.(a)	38,220	1,078,568
Loop Industries Inc.(a)	4,497	70,648
Olin Corp.	16,066	915,441
Quaker Chemical Corp.	3,178	781,279
Sensient Technologies Corp.	4,687	448,077
Stepan Co.	2,552	306,291
Tronox Holdings PLC, Class A	17,193	400,941
Valvoline Inc.	23,259	789,876

		9,981,483

Commercial Services & Supplies — 2.0%
ABM Industries Inc.	6,893	303,361
Aqua Metals Inc.(a)(b)	16,883	29,376
Brady Corp., Class A, NVS	4,358	227,008
BrightView Holdings Inc.(a)(b)	4,204	66,676
Brink’s Co. (The)	6,399	440,763
Casella Waste Systems Inc., Class A(a)(b)	11,876	1,029,887
Cimpress PLC(a)	2,589	231,250
Clean Harbors Inc.(a)	6,860	772,024
Covanta Holding Corp.	17,067	344,412
Driven Brands Holdings Inc.(a)	13,007	422,337
Harsco Corp.(a)	18,924	323,600
Healthcare Services Group Inc.	8,837	169,582
HNI Corp.	3,386	126,636
Montrose Environmental Group Inc.(a)(b)	3,064	210,037
MSA Safety Inc.	8,615	1,318,354
SP Plus Corp.(a)	2,496	80,496
Stericycle Inc.(a)	9,312	623,159
Tetra Tech Inc.	12,771	2,243,354
U.S. Ecology Inc.(a)	3,413	109,865
UniFirst Corp./MA	1,898	375,728
Viad Corp.(a)	3,415	151,524

		9,599,429

Communications Equipment — 1.1%
Aviat Networks Inc.(a)	1,130	32,318
CalAmp Corp.(a)(b)	5,476	52,679
Calix Inc.(a)	12,861	804,970
Cambium Networks Corp.(a)	2,623	74,021
Casa Systems Inc.(a)	8,713	55,153
Clearfield Inc.(a)	2,757	155,743
Digi International Inc.(a)	5,245	113,030
EMCORE Corp.(a)	3,945	29,509
Extreme Networks Inc.(a)	18,292	179,810
Harmonic Inc.(a)	17,524	158,943
Infinera Corp.(a)(b)	49,125	372,859
Inseego Corp.(a)	18,224	112,989
Lumentum Holdings Inc.(a)	10,046	829,599
Ondas Holdings Inc.(a)(b)	6,011	51,514
Plantronics Inc.(a)	3,315	88,709
Resonant Inc.(a)(b)	14,114	31,615
Ribbon Communications Inc.(a)	8,992	49,186
Viasat Inc.(a)(b)	17,352	1,035,741
Viavi Solutions Inc.(a)	54,144	833,818
Vislink Technologies Inc.(a)(b)	11,746	20,438

		5,082,644

Construction & Engineering — 1.4%
Ameresco Inc., Class A(a)	7,307	600,124
API Group Corp.(a)	22,430	488,525
Arcosa Inc.	5,579	288,602

Security	Shares	Value

Construction & Engineering (continued)
Argan Inc.	1,280	$52,813
Comfort Systems USA Inc.	8,549	781,977
Construction Partners Inc., Class A(a)(b)	8,598	306,175
Dycom Industries Inc.(a)	3,212	255,097
EMCOR Group Inc.	5,014	609,151
Granite Construction Inc.	4,524	167,931
IES Holdings Inc.(a)	1,309	65,254
Infrastructure and Energy Alternatives Inc.(a)	3,418	37,837
MYR Group Inc.(a)	2,104	214,923
NV5 Global Inc.(a)	1,752	182,436
Orbital Energy Group Inc.(a)(b)	14,042	37,492
Primoris Services Corp.	6,488	174,852
Valmont Industries Inc.	2,525	603,374
WillScot Mobile Mini Holdings Corp.(a)	52,898	1,838,205

		6,704,768

Construction Materials — 0.4%
Eagle Materials Inc.	4,312	639,728
Forterra Inc.(a)	4,938	117,623
Summit Materials Inc., Class A(a)	27,933	995,812

		1,753,163

Consumer Finance — 0.6%
Credit Acceptance Corp.(a)(b)	722	431,908
Encore Capital Group Inc.(a)(b)	2,602	140,560
FirstCash Inc.	4,778	422,710
Green Dot Corp., Class A(a)	7,375	312,405
LendingClub Corp.(a)	14,568	669,545
LendingTree Inc.(a)(b)	2,722	439,303
Nelnet Inc., Class A	2,835	234,256
PROG Holdings Inc.	5,431	219,684

		2,870,371

Containers & Packaging — 0.2%
Graphic Packaging Holding Co.	34,313	683,858
Myers Industries Inc.	4,182	86,065
Ranpak Holdings Corp.(a)	9,582	330,196

		1,100,119

Distributors — 0.0%
Funko Inc., Class A(a)	6,123	100,356

Diversified Consumer Services — 0.8%
2U Inc.(a)(b)	17,573	519,106
American Public Education Inc.(a)	2,255	56,352
Carriage Services Inc.	1,844	94,874
Coursera Inc.(a)	18,865	658,577
frontdoor Inc.(a)	8,767	326,834
Grand Canyon Education Inc.(a)	5,958	474,853
Laureate Education Inc., Class A(a)	8,834	153,005
OneSpaWorld Holdings Ltd.(a)	13,784	148,867
Stride Inc.(a)	5,360	190,280
Terminix Global Holdings Inc.(a)	29,473	1,193,067
XpresSpa Group Inc.(a)(b)	13,400	17,822

		3,833,637

Diversified Financial Services — 0.1%
A-Mark Precious Metals Inc.	944	70,790
Cannae Holdings Inc.(a)	11,197	381,818

		452,608

Diversified Telecommunication Services — 0.7%
Anterix Inc.(a)	2,725	174,672
Bandwidth Inc., Class A(a)	5,501	469,125
Cogent Communications Holdings Inc.	7,368	564,315

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Globalstar Inc.(a)	156,235	$257,788
IDT Corp., Class B(a)	1,608	77,779
Iridium Communications Inc.(a)	31,185	1,264,552
Liberty Latin America Ltd., Class A(a)	6,336	76,159
Liberty Latin America Ltd., Class C, NVS(a)	23,323	280,576
Ooma Inc.(a)	5,081	117,371

		3,282,337

Electric Utilities — 0.1%
PNM Resources Inc.	8,393	417,552

Electrical Equipment — 1.6%
Acuity Brands Inc.	3,611	741,808
Advent Technologies Holdings Inc.(a)(b)	8,385	80,412
American Superconductor Corp.(a)	6,183	113,643
Array Technologies Inc.(a)	28,356	605,401
Atkore Inc.(a)	4,923	465,371
Babcock & Wilcox Enterprises Inc.(a)(b)	6,221	42,489
Beam Global(a)(b)	1,948	61,362
Blink Charging Co.(a)(b)	8,537	271,477
Bloom Energy Corp., Class A(a)(b)	34,554	1,080,158
Encore Wire Corp.	2,625	351,907
Energous Corp.(a)(b)	16,340	31,373
EnerSys	4,721	377,869
Flux Power Holdings Inc.(a)	2,180	12,535
FuelCell Energy Inc.(a)(b)	76,621	612,202
Orion Energy Systems Inc.(a)	6,521	26,671
Polar Power Inc.(a)	777	3,947
Powell Industries Inc.	934	24,153
Regal Rexnord Corp.	5,570	848,478
Shoals Technologies Group Inc., Class A(a)(b)	24,008	744,008
Sunworks Inc.(a)(b)	6,813	41,355
TPI Composites Inc.(a)	8,772	295,002
Vicor Corp.(a)	5,025	761,740
Westwater Resources Inc.(a)	4,586	14,538

		7,607,899

Electronic Equipment, Instruments & Components — 2.7%
908 Devices Inc.(a)(b)	3,191	104,984
Advanced Energy Industries Inc.	9,043	830,328
Airgain Inc.(a)	2,484	27,895
Akoustis Technologies Inc.(a)	11,269	84,743
Badger Meter Inc.	6,916	707,161
Benchmark Electronics Inc.	4,156	96,876
Coherent Inc.(a)	5,800	1,475,520
CTS Corp.	7,636	271,994
ePlus Inc.(a)	1,539	170,167
Fabrinet(a)	4,345	417,120
FARO Technologies Inc.(a)	4,281	314,953
II-VI Inc.(a)(b)	14,804	895,790
Intellicheck Inc.(a)(b)	4,092	36,378
Itron Inc.(a)	10,717	833,461
Littelfuse Inc.	5,818	1,713,692
Luna Innovations Inc.(a)	7,514	73,186
Methode Electronics Inc.	4,092	172,150
MicroVision Inc.(a)(b)	38,813	295,367
MICT Inc.(a)(b)	13,963	19,269
Napco Security Technologies Inc.(a)(b)	3,413	163,688
National Instruments Corp.	13,061	554,701
nLight Inc.(a)	10,172	286,037
Novanta Inc.(a)	8,392	1,448,124
PAR Technology Corp.(a)(b)	5,784	363,351

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Plexus Corp.(a)	3,869	$337,841
Rogers Corp.(a)	4,436	892,168
Vishay Intertechnology Inc.	13,075	251,302
Vishay Precision Group Inc.(a)	1,199	40,874
Wrap Technologies Inc.(a)	6,120	34,884

		12,914,004

Energy Equipment & Services — 0.5%
Aspen Aerogels Inc.(a)	2,693	146,661
Cactus Inc., Class A	13,740	597,690
ChampionX Corp.(a)	31,170	817,589
Core Laboratories NV(b)	11,072	287,983
DMC Global Inc.(a)	4,410	184,250
Dril-Quip Inc.(a)	4,954	116,716
FTS International Inc., Class A(a)	1,378	36,517
ProPetro Holding Corp.(a)	9,981	95,718
RPC Inc.(a)(b)	7,636	41,158
Solaris Oilfield Infrastructure Inc., Class A	6,679	50,693
TETRA Technologies Inc.(a)	15,109	48,802

		2,423,777

Entertainment — 0.7%
Cinedigm Corp., Class A(a)	12,762	30,118
CuriosityStream Inc.(a)(b)	6,116	60,977
IMAX Corp.(a)	7,947	149,801
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	8,781	260,971
LivePerson Inc.(a)	14,944	34,222
Madison Square Garden Sports Corp.(a)	2,310	437,768
Skillz Inc., Class A(a)(b)	61,147	683,623
Warner Music Group Corp., Class A	22,952	1,135,895
World Wrestling Entertainment Inc., Class A	7,844	479,190

		3,272,565

Equity Real Estate Investment Trusts (REITs) — 5.3%
Agree Realty Corp.	7,478	531,387
Alexander & Baldwin Inc.	9,823	240,958
American Assets Trust Inc.	4,334	163,955
American Campus Communities Inc.	21,891	1,175,985
Apartment Investment & Management Co., Class A	14,285	108,280
Broadstone Net Lease Inc.	21,317	566,819
CareTrust REIT Inc.	9,555	198,266
CatchMark Timber Trust Inc., Class A	4,441	38,015
Columbia Property Trust Inc.	11,275	216,142
Community Healthcare Trust Inc.	5,469	261,637
CoreSite Realty Corp.	6,449	918,725
Corporate Office Properties Trust	15,231	413,065
CTO Realty Growth Inc.	1,402	75,161
Douglas Emmett Inc.	15,493	506,311
Easterly Government Properties Inc.	11,437	240,520
EastGroup Properties Inc.	9,548	1,888,403
Equity Commonwealth(a)	11,723	303,977
Essential Properties Realty Trust Inc.	13,528	402,999
First Industrial Realty Trust Inc.	30,512	1,776,714
Four Corners Property Trust Inc.	8,702	252,358
Gladstone Commercial Corp.	4,786	104,622
Gladstone Land Corp.	4,506	99,763
Global Medical REIT Inc.	5,988	99,281
Healthcare Realty Trust Inc.	18,006	595,278
Healthcare Trust of America Inc., Class A	22,212	741,659
Hudson Pacific Properties Inc.	16,300	419,725
Independence Realty Trust Inc.	10,729	253,526
Innovative Industrial Properties Inc.	5,655	1,487,774

66	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Lexington Realty Trust	26,580	$387,271
Life Storage Inc.	9,053	1,211,382
Monmouth Real Estate Investment Corp.	10,635	200,470
National Storage Affiliates Trust	9,797	611,921
NETSTREIT Corp.	9,308	225,626
NexPoint Residential Trust Inc.	2,307	163,382
Pebblebrook Hotel Trust(b)	16,428	368,973
Physicians Realty Trust	19,726	374,991
PotlatchDeltic Corp.	5,821	304,264
PS Business Parks Inc.	2,076	368,905
Rayonier Inc.	14,090	525,980
Rexford Industrial Realty Inc.	32,536	2,186,419
Safehold Inc.(b)	3,140	234,558
Service Properties Trust	18,150	195,475
Spirit Realty Capital Inc.	18,276	894,245
STAG Industrial Inc.	20,244	881,221
Terreno Realty Corp.	16,680	1,219,808
UMH Properties Inc.	5,656	135,405
Uniti Group Inc.	28,477	407,506
Universal Health Realty Income Trust	1,588	90,468
Urban Edge Properties	13,151	230,537

		25,300,112

Food & Staples Retailing — 0.3%
Andersons Inc. (The)	2,367	80,620
BJ’s Wholesale Club Holdings Inc.(a)(b)	12,302	718,929
Grocery Outlet Holding Corp.(a)	20,766	460,797
PriceSmart Inc.	2,146	154,405

		1,414,751

Food Products — 1.1%
Calavo Growers Inc.	2,115	85,023
Cal-Maine Foods Inc.	8,954	322,881
Hain Celestial Group Inc. (The)(a)	19,829	889,727
J&J Snack Foods Corp.	1,696	250,245
Laird Superfood Inc.(a)	1,272	22,209
Lancaster Colony Corp.	4,697	798,490
Mission Produce Inc.(a)	4,067	77,232
Post Holdings Inc.(a)	5,958	604,618
Sanderson Farms Inc.	5,008	948,766
Seaboard Corp.	22	84,701
Simply Good Foods Co. (The)(a)	19,851	787,092
Tootsie Roll Industries Inc.	1,768	55,957
Vital Farms Inc.(a)(b)	5,554	91,197

		5,018,138

Gas Utilities — 0.1%
Chesapeake Utilities Corp.	2,296	300,937

Health Care Equipment & Supplies — 6.0%
Accelerate Diagnostics Inc.(a)	8,284	48,876
Acutus Medical Inc.(a)(b)	4,909	38,487
Alphatec Holdings Inc.(a)(b)	16,032	188,055
AngioDynamics Inc.(a)	6,433	183,984
Asensus Surgical Inc.(a)(b)	35,366	59,769
Aspira Women’s Health Inc.(a)(b)	14,236	47,691
AtriCure Inc.(a)	10,812	811,549
Atrion Corp.	184	133,952
Avanos Medical Inc.(a)	7,987	251,910
Axogen Inc.(a)	9,750	148,103
Axonics Inc.(a)	10,872	797,461
BioLife Solutions Inc.(a)	6,849	364,024

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Bioventus Inc., Class A(a)	975	$14,723
Cardiovascular Systems Inc.(a)	5,080	178,206
Cerus Corp.(a)(b)	40,419	266,766
ClearPoint Neuro Inc.(a)	3,716	62,169
Co-Diagnostics Inc.(a)	3,615	29,679
CONMED Corp.	4,244	620,812
CryoLife Inc.(a)	4,162	85,904
CryoPort Inc.(a)	10,845	884,301
Cutera Inc.(a)	3,845	165,335
CytoSorbents Corp.(a)	4,224	24,879
DarioHealth Corp.(a)	3,429	56,064
Eargo Inc.(a)	5,383	47,370
Envista Holdings Corp.(a)	26,331	1,029,542
Establishment Labs Holdings Inc.(a)	5,088	414,876
Glaukos Corp.(a)	10,965	501,210
Globus Medical Inc., Class A(a)	18,513	1,428,648
Haemonetics Corp.(a)	7,065	485,436
Heska Corp.(a)(b)	2,506	560,166
ICU Medical Inc.(a)	4,717	1,104,391
Inari Medical Inc.(a)	7,487	677,723
Inogen Inc.(a)	2,228	88,340
Integer Holdings Corp.(a)	4,608	414,812
Integra LifeSciences Holdings Corp.(a)	17,210	1,143,777
Intersect ENT Inc.(a)	3,792	102,270
iRhythm Technologies Inc.(a)	6,924	485,649
Lantheus Holdings Inc.(a)	15,921	372,392
LeMaitre Vascular Inc.	4,520	235,085
LivaNova PLC(a)	4,812	369,177
Meridian Bioscience Inc.(a)	5,772	108,571
Merit Medical Systems Inc.(a)	11,993	806,649
Mesa Laboratories Inc.	1,232	376,623
Natus Medical Inc.(a)	4,075	102,079
Neogen Corp.(a)	25,327	1,071,585
Neuronetics Inc.(a)	2,915	15,158
Nevro Corp.(a)	8,216	934,488
NuVasive Inc.(a)	12,174	649,605
OraSure Technologies Inc.(a)	12,424	132,564
Ortho Clinical Diagnostics Holdings PLC(a)	26,777	529,381
Orthofix Medical Inc.(a)	4,639	166,911
OrthoPediatrics Corp.(a)(b)	3,289	234,078
Outset Medical Inc.(a)(b)	9,489	505,479
Pulmonx Corp.(a)(b)	8,110	315,722
Pulse Biosciences Inc.(a)	1,674	35,305
Quotient Ltd.(a)	22,572	57,107
Repro-Med Systems Inc.(a)	9,015	22,447
Retractable Technologies Inc.(a)	2,793	26,422
SeaSpine Holdings Corp.(a)	7,715	115,416
Senseonics Holdings Inc.(a)(b)	96,470	337,645
Shockwave Medical Inc.(a)	8,307	1,775,206
SI-BONE Inc.(a)	6,496	146,485
Sientra Inc.(a)	13,658	80,036
Silk Road Medical Inc.(a)	8,167	479,485
SmileDirectClub Inc.(a)(b)	24,634	126,865
STAAR Surgical Co.(a)	11,210	1,327,937
Surgalign Holdings Inc.(a)	19,731	18,968
Surmodics Inc.(a)	3,267	181,841
Tactile Systems Technology Inc.(a)	4,660	160,723
Tandem Diabetes Care Inc.(a)(b)	14,888	2,029,681
TransMedics Group Inc.(a)	6,517	178,761
Vapotherm Inc.(a)	3,298	75,425

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Varex Imaging Corp.(a)	3,838	$103,050
ViewRay Inc.(a)	33,280	243,277
Zynex Inc.(a)	4,783	59,931

		28,454,469

Health Care Providers & Services — 2.6%
1Life Healthcare Inc.(a)(b)	27,260	590,452
Accolade Inc.(a)	13,655	543,332
AdaptHealth Corp.(a)(b)	22,694	618,411
Addus HomeCare Corp.(a)	3,753	350,905
AMN Healthcare Services Inc.(a)	5,840	576,408
Apollo Medical Holdings Inc.(a)	4,742	325,443
Aveanna Healthcare Holdings Inc.(a)	9,108	70,314
Biodesix Inc.(a)	2,214	16,694
Castle Biosciences Inc.(a)	5,512	343,673
CorVel Corp.(a)	2,224	407,481
Covetrus Inc.(a)	16,053	324,110
Ensign Group Inc. (The)(b)	12,344	962,955
Fulgent Genetics Inc.(a)(b)	2,354	195,194
Hanger Inc.(a)	4,204	78,531
HealthEquity Inc.(a)	19,724	1,305,334
InfuSystem Holdings Inc.(a)	4,570	75,999
Innovage Holding Corp.(a)	4,446	29,433
Joint Corp. (The)(a)	3,385	296,120
Magellan Health Inc.(a)	1,926	182,643
ModivCare Inc.(a)	1,586	258,153
National Research Corp.	3,226	139,686
Ontrak Inc.(a)	2,376	20,434
Option Care Health Inc.(a)(b)	32,745	894,921
Owens & Minor Inc.	6,657	238,853
Pennant Group Inc. (The)(a)	6,406	163,801
PetIQ Inc.(a)	6,266	156,963
Privia Health Group Inc.(a)	4,886	125,570
Progenity Inc.(a)(b)	4,790	17,244
Progyny Inc.(a)	16,220	996,395
R1 RCM Inc.(a)	31,525	684,092
RadNet Inc.(a)	10,387	322,932
Select Medical Holdings Corp.	16,108	535,108
Sharps Compliance Corp.(a)	3,544	29,238
Signify Health Inc., Class A(a)	5,541	89,044
Tivity Health Inc.(a)	5,164	129,203
U.S. Physical Therapy Inc.	3,039	327,787
Vivos Therapeutics Inc.(a)	4,190	15,210

		12,438,066

Health Care Technology — 2.2%
American Well Corp., Class A(a)(b)	42,287	380,583
Certara Inc.(a)(b)	21,963	907,292
Change Healthcare Inc.(a)	24,945	537,066
GoodRx Holdings Inc., Class A(a)(b)	15,098	673,371
Health Catalyst Inc.(a)	11,976	630,417
HealthStream Inc.(a)	5,946	158,223
Icad Inc.(a)	5,532	58,363
Inovalon Holdings Inc., Class A(a)	18,441	752,208
Inspire Medical Systems Inc.(a)	6,446	1,737,713
Multiplan Corp.(a)	25,129	108,306
NantHealth Inc.(a)	6,783	10,649
Omnicell Inc.(a)(b)	10,275	1,830,491
OptimizeRx Corp.(a)	4,149	401,208
Phreesia Inc.(a)	11,905	839,779
Schrodinger Inc.(a)(b)	10,979	599,234

Security	Shares	Value

Health Care Technology (continued)
Simulations Plus Inc.(b)	3,787	$191,243
Tabula Rasa HealthCare Inc.(a)(b)	5,567	151,144
Vocera Communications Inc.(a)	8,175	462,541

		10,429,831

Hotels, Restaurants & Leisure — 2.7%
Accel Entertainment Inc.(a)	13,296	161,945
Bally’s Corp.(a)	5,080	232,715
BJ’s Restaurants Inc.(a)	3,327	110,856
BurgerFi International Inc.(a)	3,018	24,748
Century Casinos Inc.(a)	6,339	93,817
Cheesecake Factory Inc. (The)(a)	5,812	236,200
Choice Hotels International Inc.	5,562	782,128
Chuy’s Holdings Inc.(a)	4,709	137,314
Cracker Barrel Old Country Store Inc.	2,329	310,153
Del Taco Restaurants Inc.	4,223	35,220
Denny’s Corp.(a)	9,397	149,412
Esports Entertainment Group Inc.(a)	4,035	21,628
Everi Holdings Inc.(a)(b)	21,407	513,768
Fiesta Restaurant Group Inc.(a)	2,136	22,513
Full House Resorts Inc.(a)(b)	3,999	39,790
GAN Ltd.(a)(b)	9,399	134,218
Golden Nugget Online Gaming Inc.(a)	9,979	168,346
Hilton Grand Vacations Inc.(a)	9,915	498,526
Hyatt Hotels Corp., Class A(a)	3,921	334,069
Jack in the Box Inc.	3,442	340,586
Lindblad Expeditions Holdings Inc.(a)	7,204	107,700
Marriott Vacations Worldwide Corp.	4,697	738,462
Monarch Casino & Resort Inc.(a)(b)	3,066	221,427
Papa John’s International Inc.	7,701	955,540
Planet Fitness Inc., Class A(a)	19,671	1,564,828
PlayAGS Inc.(a)	4,150	36,603
RCI Hospitality Holdings Inc.	1,887	127,939
Red Rock Resorts Inc., Class A(a)	14,335	779,967
Ruth’s Hospitality Group Inc.(a)	5,433	105,074
SeaWorld Entertainment Inc.(a)	12,121	769,684
Shake Shack Inc., Class A(a)	6,145	425,050
Wendy’s Co. (The)	27,924	622,705
Wingstop Inc.	7,037	1,213,671
Wyndham Hotels & Resorts Inc.	10,703	904,082

		12,920,684

Household Durables — 1.8%
Aterian Inc.(a)	5,387	34,423
Bassett Furniture Industries Inc.	1,208	20,403
Casper Sleep Inc.(a)(b)	2,580	9,391
Cavco Industries Inc.(a)	2,032	488,452
Cricut Inc., Class A(a)	5,762	163,237
Dream Finders Homes Inc., Class A(a)	2,772	43,992
Ethan Allen Interiors Inc.	1,750	40,618
Helen of Troy Ltd.(a)	2,875	646,731
Hovnanian Enterprises Inc., Class A(a)	457	38,507
Installed Building Products Inc.	5,526	702,078
iRobot Corp.(a)(b)	6,664	555,911
Koss Corp.(a)(b)	1,525	24,675
La-Z-Boy Inc.	3,466	115,210
Leggett & Platt Inc.	13,157	616,405
LGI Homes Inc.(a)	2,317	345,928
Lovesac Co. (The)(a)	3,164	246,824
M/I Homes Inc.(a)	2,193	125,571
Purple Innovation Inc., Class A(a)	13,599	262,461

68	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Skyline Champion Corp.(a)	12,439	$787,638
Sonos Inc.(a)	29,362	957,788
TopBuild Corp.(a)	7,784	2,000,255
Vizio Holding Corp., Class A(a)(b)	3,010	61,825
Vuzix Corp.(a)(b)	13,996	149,617

		8,437,940

Household Products — 0.4%
Central Garden & Pet Co.(a)	878	45,287
Central Garden & Pet Co., Class A, NVS(a)	3,691	170,524
Energizer Holdings Inc.	7,285	265,684
Spectrum Brands Holdings Inc.	5,271	494,157
WD-40 Co.	3,248	737,296

		1,712,948

Independent Power and Renewable Electricity Producers — 0.5%
Clearway Energy Inc., Class A	4,704	155,185
Clearway Energy Inc., Class C	10,857	385,206
Ormat Technologies Inc.	10,615	767,783
Sunnova Energy International Inc.(a)(b)	22,010	980,766

		2,288,940

Industrial Conglomerates — 0.1%
Raven Industries Inc.(a)	5,084	293,957

Insurance — 2.0%
AMERISAFE Inc.	1,609	95,398
Assured Guaranty Ltd.	7,608	422,853
BRP Group Inc., Class A(a)	12,322	449,753
eHealth Inc.(a)	5,647	250,444
Enstar Group Ltd.(a)	1,286	296,783
GoHealth Inc., Class A(a)(b)	15,916	85,946
Goosehead Insurance Inc., Class A	4,597	663,347
HCI Group Inc.	922	123,557
Kinsale Capital Group Inc.	5,076	949,973
Lemonade Inc.(a)(b)	9,034	561,553
Mercury General Corp.	2,779	151,428
Oscar Health Inc., Class A(a)	9,184	158,700
Palomar Holdings Inc.(a)(b)	5,718	522,911
Primerica Inc.	5,407	909,674
RLI Corp.	9,419	1,020,172
Root Inc./OH, Class A(a)(b)	20,953	97,222
Safety Insurance Group Inc.	1,361	106,716
Selective Insurance Group Inc.	5,725	448,668
Selectquote Inc.(a)	29,516	392,268
Stewart Information Services Corp.	2,579	183,547
Trupanion Inc.(a)(b)	8,055	824,832
United Fire Group Inc.	2,270	46,376
White Mountains Insurance Group Ltd.	736	776,473

		9,538,594

Interactive Media & Services — 1.4%
ANGI Inc.(a)(b)	18,008	225,640
Cargurus Inc.(a)	20,361	682,908
Eventbrite Inc., Class A(a)	8,892	179,974
EverQuote Inc., Class A(a)	4,591	63,310
fuboTV Inc.(a)(b)	33,531	999,559
IZEA Worldwide Inc.(a)(b)	16,222	33,093
MediaAlpha Inc., Class A(a)	4,933	86,476
QuinStreet Inc.(a)	11,618	162,652
Takung Art Co. Ltd.(a)(b)	1,507	9,087
TripAdvisor Inc.(a)	10,839	357,362
TrueCar Inc.(a)	10,948	45,872

Security	Shares	Value

Interactive Media & Services (continued)
Yelp Inc.(a)	5,486	$211,924
Zedge Inc., Class B(a)	3,002	34,613
Ziff Davis Inc.(a)	5,442	698,045
ZoomInfo Technologies Inc., Class A(a)	42,921	2,885,150

		6,675,665

Internet & Direct Marketing Retail — 0.9%
1-800-Flowers.com Inc., Class A(a)(b)	6,263	201,168
CarParts.com Inc.(a)(b)	10,822	164,819
Duluth Holdings Inc., Class B(a)	1,973	28,273
Groupon Inc.(a)(b)	2,593	55,023
Lands’ End Inc.(a)(b)	1,667	43,809
Liquidity Services Inc.(a)	4,063	89,711
Overstock.com Inc.(a)(b)	10,191	970,489
PetMed Express Inc.	2,371	67,408
Poshmark Inc., Class A(a)(b)	3,641	88,586
Quotient Technology Inc.(a)	20,834	134,171
RealReal Inc. (The)(a)	18,976	247,257
Remark Holdings Inc.(a)(b)	23,403	49,380
Revolve Group Inc.(a)(b)	8,999	675,285
Shutterstock Inc.	5,520	668,748
Stitch Fix Inc., Class A(a)	16,913	585,190
ThredUp Inc., Class A(a)(b)	5,075	109,823
Waitr Holdings Inc.(a)(b)	14,362	27,862

		4,207,002

IT Services — 2.1%
BigCommerce Holdings Inc., Series 1(a)	13,985	646,247
Brightcove Inc.(a)	9,610	95,331
Cantaloupe Inc.(a)	13,733	171,662
Cass Information Systems Inc.	1,189	48,737
DigitalOcean Holdings Inc.(a)	4,045	394,752
EVERTEC Inc.	7,862	355,441
Evo Payments Inc., Class A(a)	11,146	241,645
ExlService Holdings Inc.(a)	4,666	572,192
Fastly Inc., Class A(a)(b)	25,110	1,270,817
GreenBox POS(a)(b)	4,450	36,134
Grid Dynamics Holdings Inc.(a)	10,239	294,371
Hackett Group Inc. (The)	2,261	47,797
I3 Verticals Inc., Class A(a)	5,177	115,913
International Money Express Inc.(a)	5,137	85,993
Limelight Networks Inc.(a)	19,690	58,676
LiveRamp Holdings Inc.(a)	16,006	856,481
Maximus Inc.	9,018	762,652
MoneyGram International Inc.(a)	8,178	48,823
Paya Holdings Inc., Class A(a)(b)	19,199	174,903
Paysign Inc.(a)(b)	4,794	12,081
Perficient Inc.(a)	5,076	627,394
Rackspace Technology Inc.(a)(b)	14,675	195,031
Repay Holdings Corp.(a)(b)	17,458	366,793
Shift4 Payments Inc., Class A(a)(b)	11,189	706,362
SolarWinds Corp.(b)	6,888	110,897
Switch Inc., Class A	29,766	752,484
TTEC Holdings Inc.	4,315	407,293
Tucows Inc., Class A(a)	2,211	181,965
Verra Mobility Corp.(a)	21,790	324,235

		9,963,102

Leisure Products — 0.3%
American Outdoor Brands Inc.(a)	2,208	50,298
AMMO Inc.(a)(b)	20,248	122,298
Callaway Golf Co.(a)	27,755	750,773

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
Clarus Corp.	5,692	$156,985
Genius Brands International Inc.(a)(b)	70,078	97,409
Johnson Outdoors Inc., Class A	1,063	112,869
Malibu Boats Inc., Class A(a)	2,946	208,017
Nautilus Inc.(a)(b)	3,411	34,895

		1,533,544

Life Sciences Tools & Services — 1.7%
Adaptive Biotechnologies Corp.(a)	25,542	853,358
Berkeley Lights Inc.(a)	9,743	226,525
BioNano Genomics Inc.(a)(b)	65,740	333,959
ChromaDex Corp.(a)	13,144	81,361
Codexis Inc.(a)	13,853	481,669
Fluidigm Corp.(a)(b)	5,870	30,231
Maravai LifeSciences Holdings Inc., Class A(a)	10,162	429,751
Medpace Holdings Inc.(a)	6,778	1,535,556
NanoString Technologies Inc.(a)	10,720	517,776
NeoGenomics Inc.(a)(b)	29,049	1,336,254
Pacific Biosciences of California Inc.(a)	47,084	1,246,784
Personalis Inc.(a)	8,367	164,161
Quanterix Corp.(a)	7,914	400,528
Seer Inc., Class A(a)(b)	8,269	305,291

		7,943,204

Machinery — 4.0%
AgEagle Aerial Systems Inc.(a)(b)	16,990	48,761
Agrify Corp.(a)	4,111	65,776
Alamo Group Inc.	1,187	179,474
Albany International Corp., Class A	4,943	398,653
Altra Industrial Motion Corp.	8,397	437,904
Astec Industries Inc.	3,385	180,691
Barnes Group Inc.	4,193	175,854
Chart Industries Inc.(a)	8,392	1,489,748
CIRCOR International Inc.(a)	1,536	43,837
Colfax Corp.(a)(b)	20,650	1,065,953
Columbus McKinnon Corp./NY	4,346	205,435
Desktop Metal Inc., Class A(a)	34,994	244,608
Douglas Dynamics Inc.	2,752	116,410
Energy Recovery Inc.(a)	9,018	183,246
Enerpac Tool Group Corp.	14,179	296,199
EnPro Industries Inc.	2,072	185,776
ESCO Technologies Inc.	6,193	523,680
Evoqua Water Technologies Corp.(a)	28,452	1,190,147
ExOne Co. (The)(a)	4,098	94,336
Federal Signal Corp.	8,501	363,928
Flowserve Corp.	15,874	533,684
Franklin Electric Co. Inc.	9,242	798,324
Gorman-Rupp Co. (The)	2,672	113,613
Greenbrier Companies Inc. (The)	3,079	126,301
Helios Technologies Inc.	7,604	692,344
Hillenbrand Inc.	9,009	409,549
Hydrofarm Holdings Group Inc.(a)(b)	8,379	276,256
Hyster-Yale Materials Handling Inc.	760	36,510
Ideanomics Inc.(a)(b)	89,268	176,751
John Bean Technologies Corp.	5,349	790,315
Kadant Inc.	1,636	363,388
Lindsay Corp.	2,569	374,226
Luxfer Holdings PLC	3,041	61,155
Mueller Industries Inc.	6,091	320,630
Mueller Water Products Inc., Class A	22,695	372,425
Omega Flex Inc.	713	103,214

Security	Shares	Value

Machinery (continued)
Proto Labs Inc.(a)	6,603	$394,925
RBC Bearings Inc.(a)(b)	6,713	1,570,372
Shyft Group Inc. (The)(b)	7,577	312,248
SPX Corp.(a)(b)	5,325	309,329
SPX FLOW Inc.	9,867	737,164
Standex International Corp.	1,413	157,225
Tennant Co.	2,045	162,496
Terex Corp.	11,899	533,075
Titan International Inc.(a)	11,963	86,373
Trinity Industries Inc.	12,519	351,158
Wabash National Corp.	3,884	60,319
Watts Water Technologies Inc., Class A	3,768	715,995
Welbilt Inc.(a)	17,330	410,028

		18,839,808

Marine — 0.2%
Genco Shipping & Trading Ltd.	5,524	94,847
Kirby Corp.(a)	5,903	309,376
Matson Inc.	4,978	414,568

		818,791

Media — 0.8%
Advantage Solutions Inc.(a)	10,696	91,344
Boston Omaha Corp., Class A(a)	4,030	142,864
Cardlytics Inc.(a)	7,780	611,975
EW Scripps Co. (The), Class A	6,787	126,238
Fluent Inc.(a)(b)	7,298	17,369
Gray Television Inc.	11,866	278,139
Iheartmedia Inc., Class A(a)	14,535	281,688
Loral Space & Communications Inc.	1,365	68,004
Magnite Inc.(a)	27,045	731,027
Nexstar Media Group Inc., Class A	5,647	846,655
PubMatic Inc., Class A(a)	4,671	133,497
Sinclair Broadcast Group Inc., Class A	6,002	156,832
TechTarget Inc.(a)(b)	6,023	568,029

		4,053,661

Metals & Mining — 0.5%
Allegheny Technologies Inc.(a)	16,208	260,949
Arconic Corp.(a)	8,309	244,451
Century Aluminum Co.(a)	8,009	105,799
Compass Minerals International Inc.	4,372	286,803
Comstock Mining Inc.(a)	9,150	20,404
Gatos Silver Inc.(a)	10,841	131,176
Gold Resource Corp.	7,814	14,378
Hecla Mining Co.	57,600	332,928
Materion Corp.	3,129	225,851
MP Materials Corp.(a)(b)	17,582	595,151

		2,217,890

Mortgage Real Estate Investment — 0.2%
Broadmark Realty Capital Inc.	31,613	326,246
Ellington Financial Inc.	4,489	81,610
Hannon Armstrong Sustainable Infrastructure Capital Inc.	11,052	667,541

		1,075,397

Multiline Retail — 0.2%
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	14,369	972,206

Oil, Gas & Consumable Fuels — 0.5%
Aemetis Inc.(a)	2,912	57,949
Altus Midstream Co., Class A	500	30,910
Brigham Minerals Inc., Class A	5,373	124,546
Centrus Energy Corp., Class A(a)(b)	1,155	65,454

70	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Clean Energy Fuels Corp.(a)	40,464	$373,078
Contango Oil & Gas Co.(a)	31,253	129,075
Denbury Inc.(a)	11,865	1,004,491
Gevo Inc.(a)(b)	47,122	340,692
Tellurian Inc.(a)(b)	62,479	244,918
Uranium Energy Corp.(a)(b)	54,931	204,343

		2,575,456

Paper & Forest Products — 0.0%
Glatfelter Corp.	4,100	67,363
Mercer International Inc.	4,747	51,125

		118,488

Personal Products — 0.3%
BellRing Brands Inc., Class A(a)	4,939	132,464
elf Beauty Inc.(a)	7,233	233,698
Inter Parfums Inc.	4,235	391,229
LifeMD Inc.(a)	4,631	23,109
Medifast Inc.	2,787	547,004
USANA Health Sciences Inc.(a)(b)	1,426	138,408
Veru Inc.(a)	14,075	114,993

		1,580,905

Pharmaceuticals — 1.4%
AcelRx Pharmaceuticals Inc.(a)	29,676	26,115
Aclaris Therapeutics Inc.(a)	10,784	187,102
Aerie Pharmaceuticals Inc.(a)(b)	7,364	78,279
Agile Therapeutics Inc.(a)	19,878	15,771
Amphastar Pharmaceuticals Inc.(a)	4,722	88,207
Ampio Pharmaceuticals Inc.(a)(b)	44,342	69,174
Angion Biomedica Corp.(a)(b)	1,165	4,858
Antares Pharma Inc.(a)	40,028	149,705
Arvinas Inc.(a)	10,202	883,289
Axsome Therapeutics Inc.(a)(b)	6,990	269,115
Aytu BioPharma Inc.(a)	3,013	7,502
BioDelivery Sciences International Inc.(a)(b)	13,778	56,214
Cassava Sciences Inc.(a)(b)	8,860	382,132
cbdMD Inc.(a)	5,017	8,880
Citius Pharmaceuticals Inc.(a)	29,700	55,539
Corcept Therapeutics Inc.(a)	24,572	442,296
CorMedix Inc.(a)(b)	9,536	46,345
Cymabay Therapeutics Inc.(a)	9,495	37,031
Durect Corp.(a)	56,002	71,683
Eton Pharmaceuticals Inc.(a)	4,865	28,022
Evolus Inc.(a)	8,428	65,907
EyePoint Pharmaceuticals Inc.(a)(b)	5,081	58,279
Fulcrum Therapeutics Inc.(a)	3,592	79,527
Hepion Pharmaceuticals Inc.(a)(b)	9,449	13,512
Intra-Cellular Therapies Inc.(a)	12,601	542,725
Jaguar Health Inc.(a)	10,521	22,410
Kala Pharmaceuticals Inc.(a)(b)	11,341	19,733
KemPharm Inc.(a)(b)	7,183	68,239
Lannett Co. Inc.(a)(b)	4,353	11,884
Marinus Pharmaceuticals Inc.(a)(b)	3,593	41,320
Nektar Therapeutics(a)	18,284	277,185
NGM Biopharmaceuticals Inc.(a)	4,807	88,785
Novan Inc.(a)(b)	2,051	13,680
Ocular Therapeutix Inc.(a)	18,035	119,752
Odonate Therapeutics Inc.(a)(b)	3,246	9,965
Omeros Corp.(a)(b)	14,679	92,037
Onconova Therapeutics Inc.(a)(b)	2,094	7,245
Optinose Inc.(a)(b)	8,407	22,279

Security	Shares	Value

Pharmaceuticals (continued)
Oramed Pharmaceuticals Inc.(a)(b)	7,656	$179,227
Pacira BioSciences Inc.(a)	10,557	551,920
Paratek Pharmaceuticals Inc.(a)	4,879	24,493
Pliant Therapeutics Inc.(a)	2,423	38,598
Provention Bio Inc.(a)	7,021	43,952
Reata Pharmaceuticals Inc., Class A(a)(b)	4,596	441,262
Relmada Therapeutics Inc.(a)	1,991	46,729
Revance Therapeutics Inc.(a)	15,563	213,991
SCYNEXIS Inc.(a)(b)	4,609	23,091
Seelos Therapeutics Inc.(a)(b)	14,384	31,069
SIGA Technologies Inc.(a)(b)	4,028	29,042
TFF Pharmaceuticals Inc.(a)(b)	2,079	16,029
TherapeuticsMD Inc.(a)	93,821	68,302
Theravance Biopharma Inc.(a)(b)	12,614	98,011
VYNE Therapeutics Inc.(a)(b)	13,183	17,665
WaVe Life Sciences Ltd.(a)	9,565	43,903
Xeris Biopharma Holdings Inc.(a)(b)	24,814	46,154
Zogenix Inc.(a)	11,847	181,615

		6,556,776

Professional Services — 2.2%
Acacia Research Corp.(a)	12,121	69,453
ASGN Inc.(a)	6,217	743,926
Barrett Business Services Inc.	590	48,380
CACI International Inc., Class A(a)	2,108	606,345
CBIZ Inc.(a)	7,479	274,554
CRA International Inc.	1,051	115,421
Exponent Inc.	12,310	1,413,188
Forrester Research Inc.(a)	1,902	101,282
Franklin Covey Co.(a)(b)	2,934	123,961
FTI Consulting Inc.(a)	8,111	1,167,335
Heidrick & Struggles International Inc.	2,356	110,449
Huron Consulting Group Inc.(a)	2,433	122,039
ICF International Inc.	1,954	196,357
Insperity Inc.	8,495	1,061,875
Kelly Services Inc., Class A, NVS	3,019	54,433
Kforce Inc.	3,137	203,152
Korn Ferry	13,167	1,016,624
ManpowerGroup Inc.	5,283	510,602
TriNet Group Inc.(a)	9,508	962,685
TrueBlue Inc.(a)(b)	3,823	106,471
Upwork Inc.(a)	28,349	1,335,805
Willdan Group Inc.(a)(b)	1,413	47,237

		10,391,574

Real Estate Management & Development — 0.6%
eXp World Holdings Inc.	15,615	805,734
Fathom Holdings Inc.(a)(b)	1,255	31,739
Howard Hughes Corp. (The)(a)	4,881	425,281
Marcus & Millichap Inc.(a)	2,229	104,986
Redfin Corp.(a)	24,797	1,273,078
St Joe Co. (The)	7,808	367,132

		3,007,950

Road & Rail — 0.7%
ArcBest Corp.	3,188	286,442
Daseke Inc.(a)(b)	7,999	75,591
HyreCar Inc.(a)	4,251	28,864
Landstar System Inc.	5,589	982,602
Saia Inc.(a)	6,225	1,946,184

		3,319,683

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 4.4%
ACM Research Inc., Class A(a)	2,872	$304,920
Allegro MicroSystems Inc.(a)	12,952	432,079
Alpha & Omega Semiconductor Ltd.(a)(b)	2,309	80,007
Ambarella Inc.(a)	8,577	1,593,864
Amkor Technology Inc.	11,037	241,931
Atomera Inc.(a)	5,113	110,492
Axcelis Technologies Inc.(a)	7,907	434,331
AXT Inc.(a)	5,827	47,607
CEVA Inc.(a)	5,403	246,431
Cirrus Logic Inc.(a)	8,309	671,450
CMC Materials Inc.	4,045	519,257
Cohu Inc.(a)	11,444	366,666
CyberOptics Corp.(a)	1,823	76,128
Diodes Inc.(a)	4,619	443,840
DSP Group Inc.(a)	5,497	120,769
eMagin Corp.(a)(b)	16,007	38,417
FormFactor Inc.(a)	18,293	727,695
Ichor Holdings Ltd.(a)	4,332	189,395
Impinj Inc.(a)	4,405	307,117
Kopin Corp.(a)	18,499	96,935
Kulicke & Soffa Industries Inc.	14,684	836,988
Lattice Semiconductor Corp.(a)	32,210	2,236,662
MACOM Technology Solutions Holdings Inc., Class H(a)	11,341	791,829
Magnachip Semiconductor Corp.(a)	10,911	206,873
MaxLinear Inc.(a)	16,663	1,049,769
Meta Materials Inc.(a)(b)	29,678	139,487
NeoPhotonics Corp.(a)	5,932	60,032
NVE Corp.	1,199	81,496
Onto Innovation Inc.(a)	7,563	599,065
PDF Solutions Inc.(a)	7,154	168,334
Pixelworks Inc.(a)	12,001	49,084
Power Integrations Inc.	14,254	1,471,155
Rambus Inc.(a)	9,372	218,086
Semtech Corp.(a)	15,347	1,304,955
Silicon Laboratories Inc.(a)	9,604	1,812,851
SiTime Corp.(a)	3,008	796,789
SMART Global Holdings Inc.(a)	2,949	157,653
SunPower Corp.(a)(b)	19,708	663,371
Synaptics Inc.(a)(b)	4,115	800,656
Ultra Clean Holdings Inc.(a)	5,738	284,433
Veeco Instruments Inc.(a)(b)	4,873	118,365

		20,897,264

Software — 11.4%
8x8 Inc.(a)	26,385	597,884
A10 Networks Inc.(a)	13,929	260,333
ACI Worldwide Inc.(a)	27,817	853,426
Agilysys Inc.(a)	4,573	218,224
Alarm.com Holdings Inc.(a)	10,870	915,906
Altair Engineering Inc., Class A(a)(b)	10,974	853,667
Alteryx Inc., Class A(a)(b)	14,069	1,029,710
American Software Inc./GA, Class A	4,436	128,333
Appfolio Inc., Class A(a)(b)	4,452	586,284
Appian Corp.(a)	9,373	931,770
Asana Inc., Class A(a)	18,437	2,503,745
AudioEye Inc.(a)	1,725	17,147
Blackbaud Inc.(a)	3,922	278,501
Blackline Inc.(a)(b)	12,564	1,593,995
Bottomline Technologies DE Inc.(a)	9,262	428,831
Box Inc., Class A(a)	36,330	938,404
C3.ai Inc., Class A(a)(b)	16,483	743,713

Security	Shares	Value

Software (continued)
CDK Global Inc.	11,573	$503,657
Cerence Inc.(a)(b)	9,001	946,275
ChannelAdvisor Corp.(a)	4,855	123,851
Cleanspark Inc.(a)(b)	8,041	162,911
CommVault Systems Inc.(a)	6,596	405,654
Datto Holding Corp.(a)(b)	6,116	146,172
Digimarc Corp.(a)(b)	3,029	153,055
Digital Turbine Inc.(a)	20,663	1,778,258
Dolby Laboratories Inc., Class A	15,440	1,364,124
Domo Inc., Class B(a)(b)	6,691	591,150
Duck Creek Technologies Inc.(a)	17,781	560,102
eGain Corp.(a)	4,981	51,404
Envestnet Inc.(a)	12,875	1,075,062
Everbridge Inc.(a)(b)	9,078	1,446,216
Intelligent Systems Corp.(a)	1,498	63,410
InterDigital Inc.	7,231	484,115
Jamf Holding Corp.(a)(b)	12,901	614,733
JFrog Ltd.(a)(b)	10,161	332,163
Kaleyra Inc.(a)(b)	4,031	45,994
KnowBe4 Inc., Class A(a)(b)	5,220	122,044
LivePerson Inc.(a)(b)	15,289	787,536
MANDIANT Inc.(a)	56,366	983,023
Marathon Digital Holdings Inc.(a)	23,428	1,223,879
McAfee Corp., Class A	9,961	212,867
MicroStrategy Inc., Class A(a)(b)	1,841	1,316,425
Mimecast Ltd.(a)	14,467	1,091,390
Mitek Systems Inc.(a)	10,367	195,211
Model N Inc.(a)	7,726	250,400
Momentive Global Inc.(a)	30,224	692,734
nCino Inc.(a)(b)	13,268	964,053
New Relic Inc.(a)	13,753	1,116,193
Nutanix Inc., Class A(a)	23,421	803,575
Olo Inc., Class A(a)(b)	6,509	177,175
ON24 Inc.(a)	2,223	42,526
OneSpan Inc.(a)	8,143	166,280
Pagerduty Inc.(a)	17,531	731,919
Ping Identity Holding Corp.(a)	11,600	328,628
Progress Software Corp.	5,852	300,851
PROS Holdings Inc.(a)	9,407	282,210
Q2 Holdings Inc.(a)(b)	13,306	1,043,989
QAD Inc., Class A	2,745	240,572
Qualtrics International Inc., Class A(a)(b)	14,861	688,362
Qualys Inc.(a)(b)	7,929	987,002
Rapid7 Inc.(a)	13,183	1,697,311
Rekor Systems Inc.(a)(b)	7,539	102,530
Rimini Street Inc.(a)	5,159	53,705
Riot Blockchain Inc.(a)	19,433	528,966
SailPoint Technologies Holdings Inc.(a)(b)	21,902	1,050,858
SEMrush Holdings Inc., Class A(a)	2,709	66,073
ShotSpotter Inc.(a)	1,974	76,808
Smith Micro Software Inc.(a)(b)	10,920	62,244
Sprout Social Inc., Class A(a)	10,659	1,360,941
SPS Commerce Inc.(a)	8,473	1,294,081
Sumo Logic Inc.(a)(b)	20,122	347,507
Telos Corp.(a)(b)	12,416	321,699
Tenable Holdings Inc.(a)	21,424	1,140,828
Teradata Corp.(a)	25,791	1,458,739
Upland Software Inc.(a)	6,159	205,526
Varonis Systems Inc.(a)	25,269	1,635,915
Verint Systems Inc.(a)(b)	7,702	358,913

72	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Veritone Inc.(a)	6,718	$200,935
Viant Technology Inc., Class A(a)	3,262	38,329
VirnetX Holding Corp.(a)	7,127	27,439
Vonage Holdings Corp.(a)	41,444	668,077
Workiva Inc.(a)	10,171	1,521,073
Xperi Holding Corp.	11,783	211,151
Yext Inc.(a)(b)	26,758	336,883
Zix Corp.(a)	6,061	51,337
Zuora Inc., Class A(a)(b)	26,236	573,519

		53,868,410

Specialty Retail — 1.3%
Abercrombie & Fitch Co., Class A(a)	8,173	323,160
America’s Car-Mart Inc./TX(a)	704	84,121
Arko Corp.(a)	7,311	70,112
Asbury Automotive Group Inc.(a)(b)	2,695	527,438
Boot Barn Holdings Inc.(a)	6,955	726,728
Camping World Holdings Inc., Class A	5,249	195,525
Citi Trends Inc.(a)	2,187	169,186
Container Store Group Inc. (The)(a)	3,050	33,733
GrowGeneration Corp.(a)(b)	12,332	259,959
Guess? Inc.	4,663	96,571
Haverty Furniture Companies Inc.	1,571	45,088
JOANN Inc.(b)	1,851	18,917
Lazydays Holdings Inc.(a)	967	20,394
Leslie’s Inc.(a)(b)	30,929	639,612
LMP Automotive Holdings Inc.(a)(b)	1,677	23,847
Lumber Liquidators Holdings Inc.(a)(b)	4,009	72,483
MarineMax Inc.(a)	2,814	145,737
Monro Inc.	5,548	342,644
National Vision Holdings Inc.(a)	19,265	1,187,495
OneWater Marine Inc., Class A	1,191	52,809
Petco Health & Wellness Co. Inc.(a)	19,201	474,841
Sportsman’s Warehouse Holdings Inc.(a)	5,188	89,545
Vroom Inc.(a)(b)	29,942	572,790
Winmark Corp.	297	69,148
Zumiez Inc.(a)(b)	2,453	99,837

		6,341,720

Technology Hardware, Storage & Peripherals — 0.6%
3D Systems Corp.(a)(b)	29,494	830,551
Boxlight Corp., Class A(a)	7,216	16,092
Corsair Gaming Inc.(a)(b)	4,568	111,688
Immersion Corp.(a)	3,397	27,142
Pure Storage Inc., Class A(a)	62,921	1,690,058
Turtle Beach Corp.(a)(b)	2,406	69,196

		2,744,727

Textiles, Apparel & Luxury Goods — 1.6%
Carter’s Inc.	6,616	651,808
Columbia Sportswear Co.	8,282	860,003
Crocs Inc.(a)	14,736	2,379,127
Lakeland Industries Inc.(a)	724	15,139
Levi Strauss & Co., Class A	21,735	569,022
Oxford Industries Inc.	1,664	154,286
PLBY Group Inc.(a)	4,810	135,065
Ralph Lauren Corp.	5,902	750,557
Rocky Brands Inc.	883	48,168
Skechers U.S.A. Inc., Class A(a)	20,466	945,734
Steven Madden Ltd.	8,007	361,116
Unifi Inc.(a)	1,380	33,148

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Wolverine World Wide Inc.	19,361	$642,204

		7,545,377

Thrifts & Mortgage Finance — 0.6%
Axos Financial Inc.(a)	4,745	251,485
Columbia Financial Inc.(a)	9,233	171,918
Kearny Financial Corp./MD	8,997	120,740
loanDepot Inc., Class A	2,426	15,915
Merchants Bancorp./IN	2,659	118,139
Meridian Bancorp. Inc.	7,153	165,950
Mr Cooper Group Inc.(a)	9,337	409,334
NMI Holdings Inc., Class A(a)	9,204	223,473
Premier Financial Corp.	5,010	159,719
Radian Group Inc.	18,842	449,759
TFS Financial Corp.	5,320	103,527
Walker & Dunlop Inc.	3,266	424,809
Waterstone Financial Inc.	2,078	42,952
WSFS Financial Corp.	6,124	317,284

		2,975,004

Tobacco — 0.1%
22nd Century Group Inc.(a)(b)	38,326	105,013
Turning Point Brands Inc.	3,386	129,244
Vector Group Ltd.	12,485	165,551

		399,808

Trading Companies & Distributors — 0.6%
Applied Industrial Technologies Inc.	3,390	330,457
Beacon Roofing Supply Inc.(a)	5,268	278,519
BlueLinx Holdings Inc.(a)(b)	1,542	73,446
Custom Truck One Source Inc.(a)(b)	11,616	105,125
DXP Enterprises Inc./TX(a)	2,211	72,875
GATX Corp.	3,844	364,603
Global Industrial Co.	3,733	151,485
H&E Equipment Services Inc.	3,438	154,985
Herc Holdings Inc.	3,868	704,131
McGrath RentCorp.	2,215	159,790
Rush Enterprises Inc., Class A	3,563	185,561
Titan Machinery Inc.(a)	2,443	69,430

		2,650,407

Water Utilities — 0.3%
American States Water Co.	5,037	457,561
California Water Service Group	7,185	437,423
Middlesex Water Co.	2,193	241,493
SJW Group	3,593	236,851

		1,373,328

Wireless Telecommunication Services — 0.1%
Gogo Inc.(a)(b)	7,726	125,625
Shenandoah Telecommunications Co.	11,916	329,358

		454,983

Total Common Stocks — 99.5% (Cost: $456,431,806)		471,352,292

Preferred Stocks

Semiconductors & Semiconductor Equipment — 0.0%
Meta Materials Inc., Preference Shares, NVS(b)	17,900	22,912

Total Preferred Stocks — 0.0% (Cost: $17,319)		22,912

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 13.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	64,728,407	$64,760,771

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,180,000	1,180,000

		65,940,771

Total Short-Term Investments — 13.9% (Cost: $65,921,352)		65,940,771

Total Investments in Securities — 113.4% (Cost: $522,370,477)		537,315,975

Other Assets, Less Liabilities — (13.4)%		(63,548,070)

Net Assets — 100.0%		$473,767,905

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$78,109,325	$—		$(13,346,419	)(a)	$(5,863)	$3,728	$64,760,771	64,728,407	$166,036	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	960,000	220,000	(a)	—		—	—	1,180,000	1,180,000	22		—

						$(5,863)	$3,728	$65,940,771		$166,058		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	2	12/17/21	$325	$19,361
Russell 2000 E-Mini Index	9	12/17/21	1,033	26,329

				$45,690

74	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$45,690

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$40,395

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$45,949

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$961,560

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$471,352,292	$—	$—	$471,352,292
Preferred Stocks	22,912	—	—	22,912
Money Market Funds	65,940,771	—	—	65,940,771

	$537,315,975	$—	$—	$537,315,975

Derivative financial instruments(a)
Assets
Futures Contracts	$45,690	$—	$—	$45,690

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
AAR Corp.(a)	7,301	$258,236
Aerojet Rocketdyne Holdings Inc.	7,578	333,508
Astronics Corp.(a)	5,468	70,537
BWX Technologies Inc.	8,868	503,170
Curtiss-Wright Corp.	5,113	652,828
Ducommun Inc.(a)	2,362	114,297
Kaman Corp.	3,236	115,816
Maxar Technologies Inc.	10,363	275,138
Moog Inc., Class A	6,374	481,428
National Presto Industries Inc.	675	56,126
PAE Inc.(a)	7,168	71,107
Parsons Corp.(a)(b)	5,843	202,402
Spirit AeroSystems Holdings Inc., Class A	14,098	582,106
Triumph Group Inc.(a)	14,084	288,018
Vectrus Inc.(a)	2,543	123,158

		4,127,875

Air Freight & Logistics — 0.4%
Air Transport Services Group Inc.(a)	8,077	201,036
Atlas Air Worldwide Holdings Inc.(a)	5,866	475,850
Echo Global Logistics Inc.(a)	3,016	145,462
Forward Air Corp.	3,275	329,334
Hub Group Inc., Class A(a)	3,895	306,030

		1,457,712

Airlines — 0.4%
Frontier Group Holdings Inc.(a)	4,090	64,009
Hawaiian Holdings Inc.(a)	11,141	215,578
JetBlue Airways Corp.(a)	69,054	968,828
Mesa Air Group Inc.(a)	6,773	51,068
SkyWest Inc.(a)	5,316	228,748
Spirit Airlines Inc.(a)(b)	11,545	252,258

		1,780,489

Auto Components — 1.2%
Adient PLC(a)	20,562	855,790
American Axle & Manufacturing Holdings Inc.(a)	25,011	227,100
Cooper-Standard Holdings Inc.(a)	3,786	98,209
Dana Inc.	31,666	702,668
Goodyear Tire & Rubber Co. (The)(a)	61,198	1,170,106
LCI Industries	2,493	348,122
Modine Manufacturing Co.(a)	11,189	123,079
Patrick Industries Inc.	2,091	162,910
Standard Motor Products Inc.	4,244	203,288
Stoneridge Inc.(a)	3,186	60,470
Superior Industries International Inc.(a)	5,367	31,290
Tenneco Inc., Class A(a)	16,399	217,615
Veoneer Inc.(a)	21,985	773,872

		4,974,519

Automobiles — 0.1%
Winnebago Industries Inc.	3,497	236,712

Banks — 11.3%
1st Source Corp.	3,815	184,188
Allegiance Bancshares Inc.	1,674	65,571
Ameris Bancorp	4,812	252,101
Associated Banc-Corp.	36,990	824,137
Atlantic Capital Bancshares Inc.(a)	2,298	63,218
Atlantic Union Bankshares Corp.	8,402	301,380
Banc of California Inc.	7,582	154,142
BancFirst Corp.	4,177	271,547

Security	Shares	Value

Banks (continued)
Bancorp. Inc. (The)(a)	4,459	$136,222
Bank of Hawaii Corp.	8,813	744,698
Bank OZK	27,003	1,206,224
BankUnited Inc.	19,525	791,934
Banner Corp.	7,037	406,457
Berkshire Hills Bancorp. Inc.	10,347	280,921
BOK Financial Corp.	6,627	670,454
Brookline Bancorp. Inc.	9,681	155,380
Bryn Mawr Bank Corp.	5,559	257,604
Byline Bancorp Inc.	3,557	91,628
Cadence Bank	17,861	518,338
Camden National Corp.	2,316	110,242
Cathay General Bancorp	17,022	718,158
Central Pacific Financial Corp.	3,556	97,754
CIT Group Inc.	21,665	1,073,067
City Holding Co.	1,326	105,523
Columbia Banking System Inc.	9,771	333,484
Community Bank System Inc.	6,404	458,975
Community Trust Bancorp. Inc.	4,912	214,556
ConnectOne Bancorp. Inc.	4,307	145,275
CrossFirst Bankshares Inc.(a)	3,925	55,853
Customers Bancorp. Inc.(a)	6,465	344,520
CVB Financial Corp.	27,412	548,788
Dime Community Bancshares Inc.	7,743	276,270
Eagle Bancorp. Inc.	6,681	378,078
Enterprise Financial Services Corp.	8,452	397,413
FB Financial Corp.	3,395	153,895
Financial Institutions Inc.	4,222	134,766
First Bancorp./Southern Pines NC	6,534	316,376
First Bancshares Inc. (The)	1,848	74,382
First Busey Corp.	11,422	291,147
First Commonwealth Financial Corp.	15,456	236,477
First Financial Bancorp	16,620	395,224
First Financial Corp./IN	4,369	187,212
First Foundation Inc.	6,423	170,916
First Hawaiian Inc.	29,158	804,469
First Interstate BancSystem Inc., Class A	8,323	345,987
First Merchants Corp.	11,761	489,022
First Midwest Bancorp. Inc.	23,693	456,090
Flushing Financial Corp.	7,681	184,498
FNB Corp.	75,735	882,313
Fulton Financial Corp.	39,767	640,249
German American Bancorp. Inc.	2,619	103,241
Glacier Bancorp. Inc.	9,676	534,986
Great Southern Bancorp. Inc.	2,668	150,555
Great Western Bancorp. Inc.	11,383	387,591
Hancock Whitney Corp.	19,473	963,524
Hanmi Financial Corp.	5,077	112,659
Heartland Financial USA Inc.	5,164	258,820
Heritage Commerce Corp.	14,901	178,663
Heritage Financial Corp./WA	7,288	181,034
Hilltop Holdings Inc.	6,345	224,867
Home BancShares Inc./AR	13,584	322,756
HomeStreet Inc.	2,980	140,537
Hope Bancorp Inc.	22,011	321,140
Horizon Bancorp Inc./IN	5,165	98,497
Independent Bank Corp.	6,807	575,191
Independent Bank Corp./MI	4,839	109,023
Independent Bank Group Inc.	4,495	324,943
International Bancshares Corp.	12,027	509,945

76	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Investors Bancorp. Inc.	48,936	$748,721
Lakeland Bancorp. Inc.	11,164	200,729
Lakeland Financial Corp.	2,890	207,704
Metropolitan Bank Holding Corp.(a)	965	87,680
Midland States Bancorp. Inc.	6,805	174,616
National Bank Holdings Corp., Class A	3,619	156,956
NBT Bancorp. Inc.	9,028	331,237
Nicolet Bankshares Inc.(a)(b)	1,967	141,408
OceanFirst Financial Corp.	14,154	313,794
OFG Bancorp	7,262	188,086
Old National Bancorp./IN	31,386	536,073
Pacific Premier Bancorp. Inc.	20,891	877,213
PacWest Bancorp	25,458	1,208,491
Park National Corp.	3,361	432,191
Peapack Gladstone Financial Corp.	1,758	58,981
Peoples Bancorp. Inc./OH	6,472	206,845
Pinnacle Financial Partners Inc.	9,394	907,179
Popular Inc.	9,336	760,324
Prosperity Bancshares Inc.	20,183	1,519,982
QCR Holdings Inc.	2,431	134,045
Renasant Corp.	4,907	183,571
S&T Bancorp. Inc.	7,773	237,543
Sandy Spring Bancorp. Inc.	10,294	488,553
Simmons First National Corp., Class A	23,550	703,909
South State Corp.	9,950	776,995
Southside Bancshares Inc.	2,997	123,836
Sterling Bancorp./DE	20,795	529,233
Stock Yards Bancorp. Inc.	2,225	136,281
Synovus Financial Corp.	31,807	1,481,888
Texas Capital Bancshares Inc.(a)	11,148	675,569
Tompkins Financial Corp.	1,708	140,244
Towne Bank/Portsmouth VA	6,423	202,453
TriCo Bancshares	6,613	289,848
TriState Capital Holdings Inc.(a)	6,838	205,482
Trustmark Corp.	13,868	441,141
UMB Financial Corp.	4,884	482,637
Umpqua Holdings Corp.	47,877	979,085
United Bankshares Inc./WV	28,062	1,038,013
United Community Banks Inc./GA	5,802	202,142
Univest Financial Corp.	5,914	169,732
Valley National Bancorp	88,312	1,171,017
Veritex Holdings Inc.	5,295	216,830
Washington Trust Bancorp. Inc.	2,845	155,508
Webster Financial Corp.	19,676	1,101,069
WesBanco Inc.	16,518	574,331
Westamerica Bancorp	6,063	338,073
Wintrust Financial Corp.	12,406	1,097,931

		47,230,264

Beverages — 0.1%
Coca-Cola Consolidated Inc.	358	143,701
MGP Ingredients Inc.	782	50,212
National Beverage Corp.	2,420	136,488

		330,401

Biotechnology — 1.9%
Abeona Therapeutics Inc.(a)	13,034	10,588
Adamas Pharmaceuticals Inc.(a)	7,887	63,964
Akebia Therapeutics Inc.(a)(b)	37,758	108,365
Allogene Therapeutics Inc.(a)(b)	8,179	141,006
ALX Oncology Holdings Inc.(a)	2,361	132,310

Security	Shares	Value

Biotechnology (continued)
AnaptysBio Inc.(a)	1,836	$60,404
Applied Genetic Technologies Corp./DE(a)(b)	10,028	25,973
Applied Therapeutics Inc.(a)	3,948	57,917
Aptinyx Inc., Class A(a)	9,459	21,188
Arcturus Therapeutics Holdings Inc.(a)(b)	4,687	210,681
Arena Pharmaceuticals Inc.(a)	7,293	418,545
Assembly Biosciences Inc.(a)	8,695	27,389
Atara Biotherapeutics Inc.(a)	6,010	93,035
Athersys Inc.(a)	16,434	19,228
AVEO Pharmaceuticals Inc.(a)	6,802	46,186
Avrobio Inc.(a)	3,998	22,469
BioAtla Inc.(a)(b)	1,825	53,345
Bioxcel Therapeutics Inc.(a)(b)	4,205	122,534
Bluebird Bio Inc.(a)(b)	14,686	343,799
Bolt Biotherapeutics Inc.(a)	1,184	15,499
Calithera Biosciences Inc.(a)(b)	16,461	31,770
Cardiff Oncology Inc.(a)	5,057	29,685
Catalyst Pharmaceuticals Inc.(a)	11,839	69,850
CEL-SCI Corp.(a)(b)	4,879	54,645
Chimerix Inc.(a)	7,620	39,929
Cogent Biosciences Inc.(a)	6,866	58,224
Coherus Biosciences Inc.(a)(b)	6,247	104,512
Corbus Pharmaceuticals Holdings Inc.(a)(b)	19,006	19,006
Crinetics Pharmaceuticals Inc.(a)	3,810	94,983
CytomX Therapeutics Inc.(a)	13,016	77,185
Design Therapeutics Inc.(a)	1,371	21,497
Eagle Pharmaceuticals Inc./DE(a)	2,545	133,282
Emergent BioSolutions Inc.(a)	5,220	248,837
Enanta Pharmaceuticals Inc.(a)	3,943	338,507
Evelo Biosciences Inc.(a)	3,484	30,833
FibroGen Inc.(a)	9,049	100,625
G1 Therapeutics Inc.(a)(b)	4,414	63,959
Gain Therapeutics Inc.(a)	1,160	8,074
Genprex Inc.(a)	3,221	7,505
Geron Corp.(a)(b)	42,124	64,871
Global Blood Therapeutics Inc.(a)	5,606	204,731
Gossamer Bio Inc.(a)	11,455	142,271
Heat Biologics Inc.(a)(b)	5,394	28,804
Homology Medicines Inc.(a)(b)	3,545	20,313
Immunic Inc.(a)	2,539	23,663
Immunovant Inc.(a)	8,957	72,014
Infinity Pharmaceuticals Inc.(a)	7,677	19,500
Inovio Pharmaceuticals Inc.(a)(b)	13,294	94,919
Intercept Pharmaceuticals Inc.(a)(b)	6,043	101,885
Ironwood Pharmaceuticals Inc.(a)	23,225	296,583
Jounce Therapeutics Inc.(a)	7,021	61,644
Kadmon Holdings Inc.(a)	17,302	163,504
Karyopharm Therapeutics Inc.(a)(b)	6,767	36,948
Kiniksa Pharmaceuticals Ltd., Class A(a)	3,023	31,409
Kura Oncology Inc.(a)(b)	6,890	113,134
Lineage Cell Therapeutics Inc.(a)	15,247	34,763
Madrigal Pharmaceuticals Inc.(a)	1,071	83,270
Magenta Therapeutics Inc.(a)	4,681	29,958
MEI Pharma Inc.(a)(b)	10,273	28,970
MeiraGTx Holdings PLC(a)	2,476	53,234
Mersana Therapeutics Inc.(a)	6,126	52,439
MiMedx Group Inc.(a)	6,797	46,559
Myriad Genetics Inc.(a)	17,049	524,598
Neoleukin Therapeutics Inc.(a)	7,195	52,739
Nurix Therapeutics Inc.(a)	3,927	131,358

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Ocugen Inc.(a)(b)	21,688	$256,786
OPKO Health Inc.(a)	43,007	162,997
Ovid therapeutics Inc.(a)	11,408	38,787
Palatin Technologies Inc.(a)(b)	17,433	7,113
Pluristem Therapeutics Inc.(a)	5,963	15,802
Precigen Inc.(a)	11,590	55,980
Prothena Corp. PLC(a)(b)	3,797	210,164
Puma Biotechnology Inc.(a)	4,560	23,256
REGENXBIO Inc.(a)(b)	3,308	117,235
Rhythm Pharmaceuticals Inc.(a)	5,149	59,265
Rocket Pharmaceuticals Inc.(a)	3,909	116,136
Rubius Therapeutics Inc.(a)(b)	4,860	69,061
Sage Therapeutics Inc.(a)	5,140	207,450
Sangamo Therapeutics Inc.(a)	8,432	68,468
Seres Therapeutics Inc.(a)	3,688	22,423
Shattuck Labs Inc.(a)	2,867	55,333
Sio Gene Therapies Inc.(a)(b)	11,333	21,646
Spectrum Pharmaceuticals Inc.(a)	35,432	64,841
Sutro Biopharma Inc.(a)	4,887	98,522
Syndax Pharmaceuticals Inc.(a)	3,663	71,245
TCR2 Therapeutics Inc.(a)	7,330	46,179
Tonix Pharmaceuticals Holding Corp.(a)	35,167	19,412
UNITY Biotechnology Inc.(a)	9,250	22,107
Verastem Inc.(a)	22,800	59,280
Viking Therapeutics Inc.(a)	6,687	38,918
Voyager Therapeutics Inc.(a)(b)	2,773	10,038

		7,979,858

Building Products — 0.7%
American Woodmark Corp.(a)	2,142	147,241
Apogee Enterprises Inc.	5,534	232,041
Armstrong World Industries Inc.	2,889	305,223
Cornerstone Building Brands Inc.(a)	6,618	94,703
Griffon Corp.	4,596	121,748
Insteel Industries Inc.	1,797	73,084
JELD-WEN Holding Inc.(a)	12,854	352,328
Masonite International Corp.(a)(b)	1,909	229,099
PGT Innovations Inc.(a)	4,948	105,640
Quanex Building Products Corp.	4,576	94,815
Resideo Technologies Inc.(a)	12,568	309,927
UFP Industries Inc.	4,466	365,453
Zurn Water Solutions Corp.	10,825	392,731

		2,824,033

Capital Markets — 2.6%
Affiliated Managers Group Inc.	4,634	777,956
Artisan Partners Asset Management Inc., Class A	5,903	292,435
Assetmark Financial Holdings Inc.(a)	2,038	52,254
B. Riley Financial Inc.	1,452	104,050
BGC Partners Inc., Class A	41,717	224,020
Blucora Inc.(a)	10,745	177,507
BrightSphere Investment Group Inc.	5,064	151,819
Cohen & Steers Inc.	2,139	202,970
Cowen Inc., Class A	2,950	111,303
Diamond Hill Investment Group Inc.	710	153,971
Donnelley Financial Solutions Inc.(a)	6,467	247,815
Evercore Inc., Class A	5,763	875,054
Federated Hermes Inc.	21,323	710,269
Focus Financial Partners Inc., Class A(a)	6,713	421,979
Greenhill & Co. Inc.	3,254	51,153
Houlihan Lokey Inc.	5,533	620,139

Security	Shares	Value

Capital Markets (continued)
Janus Henderson Group PLC	36,951	$1,718,221
Moelis & Co., Class A	13,367	972,316
Oppenheimer Holdings Inc., Class A, NVS	1,030	53,612
Piper Sandler Cos	1,734	285,572
Sculptor Capital Management Inc.	4,254	112,731
Stifel Financial Corp.	22,762	1,658,667
StoneX Group Inc.(a)	2,348	162,270
Trinity Capital Inc.	1,851	29,894
Victory Capital Holdings Inc., Class A	3,639	137,918
Virtu Financial Inc., Class A	19,470	484,414
Virtus Investment Partners Inc.	498	159,360
WisdomTree Investments Inc.	12,449	79,549

		11,029,218

Chemicals — 2.9%
AdvanSix Inc.(a)	6,120	297,432
American Vanguard Corp.	5,933	92,436
Ashland Global Holdings Inc.	7,238	694,920
Avient Corp.	10,582	570,158
Cabot Corp.	12,381	660,526
Chase Corp.	691	66,336
Chemours Co. (The)	35,863	1,004,881
Diversey Holdings Ltd.(a)(b)	5,544	96,466
Ecovyst Inc.	11,837	138,256
Element Solutions Inc.	21,037	477,750
Ferro Corp.(a)	18,107	380,609
FutureFuel Corp.	5,580	39,395
GCP Applied Technologies Inc.(a)	5,247	118,635
Hawkins Inc.	2,289	83,938
HB Fuller Co.	5,457	384,773
Huntsman Corp.	45,791	1,491,871
Ingevity Corp.(a)	3,563	277,593
Innospec Inc.	3,593	325,562
Intrepid Potash Inc.(a)	874	42,572
Koppers Holdings Inc.(a)	3,087	108,323
Kraton Corp.(a)	7,049	321,787
Kronos Worldwide Inc.	2,767	36,054
Minerals Technologies Inc.	7,356	521,835
NewMarket Corp.	1,570	533,816
Olin Corp.	16,639	948,090
Rayonier Advanced Materials Inc.(a)	14,094	101,195
Sensient Technologies Corp.	4,886	467,102
Stepan Co.	2,349	281,927
Tredegar Corp.	5,703	68,778
Trinseo PLC	8,462	474,380
Tronox Holdings PLC, Class A	8,974	209,274
Valvoline Inc.	18,010	611,619

		11,928,289

Commercial Services & Supplies — 1.7%
ABM Industries Inc.	8,242	362,730
ACCO Brands Corp.	20,864	172,545
ADT Inc.	31,684	264,561
Brady Corp., Class A, NVS	6,589	343,221
BrightView Holdings Inc.(a)	7,073	112,178
Brink’s Co. (The)	4,965	341,989
Cimpress PLC(a)(b)	1,707	152,469
Clean Harbors Inc.(a)	4,554	512,507
CoreCivic Inc.(a)	26,451	227,743
Covanta Holding Corp.	10,014	202,083
Deluxe Corp.	9,297	331,624

78	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Ennis Inc.	5,791	$109,682
Healthcare Services Group Inc.	8,132	156,053
Herman Miller Inc.	16,380	637,510
HNI Corp.	6,478	242,277
Interface Inc.	12,780	183,521
KAR Auction Services Inc.(a)	25,921	380,261
Kimball International Inc., Class B	7,975	86,688
Matthews International Corp., Class A	6,957	239,112
Montrose Environmental Group Inc.(a)	2,818	193,174
RR Donnelley & Sons Co.(a)	16,251	104,006
SP Plus Corp.(a)	2,785	89,816
Steelcase Inc., Class A	19,683	234,228
Stericycle Inc.(a)	11,376	761,282
Team Inc.(a)	6,798	16,451
U.S. Ecology Inc.(a)	3,734	120,198
UniFirst Corp./MA	1,561	309,016
Viad Corp.(a)	1,352	59,988

		6,946,913

Communications Equipment — 0.6%
ADTRAN Inc.	10,681	197,385
Applied Optoelectronics Inc.(a)	5,533	42,327
Aviat Networks Inc.(a)	1,035	29,601
CalAmp Corp.(a)	2,755	26,503
CommScope Holding Co. Inc.(a)(b)	44,674	478,459
Comtech Telecommunications Corp.	5,811	125,343
Digi International Inc.(a)	2,699	58,164
EMCORE Corp.(a)	4,098	30,653
Extreme Networks Inc.(a)	10,977	107,904
Harmonic Inc.(a)(b)	6,090	55,236
Lumentum Holdings Inc.(a)	7,291	602,091
NETGEAR Inc.(a)	6,617	190,768
NetScout Systems Inc.(a)	16,235	439,319
Plantronics Inc.(a)	6,236	166,875
Ribbon Communications Inc.(a)	17,964	98,263

		2,648,891

Construction & Engineering — 1.1%
API Group Corp.(a)	21,788	474,543
Arcosa Inc.	5,391	278,876
Argan Inc.	2,374	97,951
Dycom Industries Inc.(a)	3,776	299,890
EMCOR Group Inc.	7,059	857,598
Fluor Corp.(a)	30,793	598,616
Granite Construction Inc.	5,852	217,226
Great Lakes Dredge & Dock Corp.(a)	14,472	220,264
IES Holdings Inc.(a)	753	37,537
Infrastructure and Energy Alternatives Inc.(a)	3,204	35,468
INNOVATE Corp.(a)	10,213	40,341
Matrix Service Co.(a)	5,806	59,395
MYR Group Inc.(a)	1,731	176,822
NV5 Global Inc.(a)	935	97,362
Primoris Services Corp.	5,784	155,879
Sterling Construction Co. Inc.(a)	6,271	150,755
Tutor Perini Corp.(a)	9,121	124,228
Valmont Industries Inc.	2,282	545,307

		4,468,058

Construction Materials — 0.2%
Eagle Materials Inc.	5,119	759,455
Forterra Inc.(a)	2,032	48,402

		807,857

Security	Shares	Value

Consumer Finance — 1.3%
Credit Acceptance Corp.(a)(b)	1,288	$770,494
Curo Group Holdings Corp.	4,702	80,780
Encore Capital Group Inc.(a)	4,265	230,395
Enova International Inc.(a)	8,058	261,402
EZCORP Inc., Class A, NVS(a)	11,836	88,297
FirstCash Inc.	4,422	391,214
Green Dot Corp., Class A(a)	5,076	215,019
LendingClub Corp.(a)	8,180	375,953
Navient Corp.	36,705	723,089
Nelnet Inc., Class A	1,971	162,864
PRA Group Inc.(a)	9,976	427,771
PROG Holdings Inc.	9,577	387,390
SLM Corp.	66,482	1,219,945
World Acceptance Corp.(a)	919	170,373

		5,504,986

Containers & Packaging — 0.9%
Graphic Packaging Holding Co.	29,853	594,970
Greif Inc., Class A, NVS	5,852	378,508
Myers Industries Inc.	4,223	86,909
O-I Glass Inc.(a)	34,212	446,467
Pactiv Evergreen Inc.	9,525	132,493
Silgan Holdings Inc.	18,270	734,454
Sonoco Products Co.	21,355	1,237,522
TriMas Corp.(a)	9,357	312,056

		3,923,379

Diversified Consumer Services — 1.0%
Adtalem Global Education Inc.(a)	10,773	397,847
American Public Education Inc.(a)	2,078	51,929
Carriage Services Inc.	1,835	94,411
frontdoor Inc.(a)	10,616	395,764
Graham Holdings Co., Class B	876	513,205
Grand Canyon Education Inc.(a)	4,372	348,448
H&R Block Inc.	38,811	895,370
Houghton Mifflin Harcourt Co.(a)	28,008	397,434
Laureate Education Inc., Class A(a)	13,824	239,432
Perdoceo Education Corp.(a)	15,403	163,580
Regis Corp.(a)(b)	5,372	14,504
Strategic Education Inc.	4,972	339,140
Stride Inc.(a)(b)	4,101	145,585
Vivint Smart Home Inc.(a)	8,705	78,954
WW International Inc.(a)	11,533	200,213
XpresSpa Group Inc.(a)(b)	12,615	16,778

		4,292,594

Diversified Financial Services — 0.1%
A-Mark Precious Metals Inc.	1,014	76,040
Cannae Holdings Inc.(a)	7,937	270,652

		346,692

Diversified Telecommunication Services — 0.2%
Anterix Inc.(a)	1,469	94,163
ATN International Inc.	2,438	99,422
Cogent Communications Holdings Inc.	2,482	190,096
Consolidated Communications Holdings Inc.(a)	15,940	117,956
EchoStar Corp., Class A(a)(b)	8,954	210,061
IDT Corp., Class B(a)	2,311	111,783
Liberty Latin America Ltd., Class A(a)	3,305	39,726
Liberty Latin America Ltd., Class C, NVS(a)	12,210	146,886

		1,010,093

Electric Utilities — 1.3%
ALLETE Inc.	11,377	700,141

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Hawaiian Electric Industries Inc.	23,835	$966,748
IDACORP Inc.	10,985	1,145,955
MGE Energy Inc.	7,972	604,995
Otter Tail Corp.	9,195	570,182
PNM Resources Inc.	11,040	549,240
Portland General Electric Co.	19,463	959,720
Via Renewables Inc.	2,868	31,978

		5,528,959

Electrical Equipment — 1.4%
Acuity Brands Inc.	4,466	917,450
Atkore Inc.(a)	5,526	522,373
AZZ Inc.	5,462	290,196
Babcock & Wilcox Enterprises Inc.(a)	6,380	43,576
Encore Wire Corp.	2,097	281,124
EnerSys	4,888	391,236
GrafTech International Ltd.	44,216	473,111
nVent Electric PLC	36,583	1,296,867
Polar Power Inc.(a)	1,590	8,077
Powell Industries Inc.	1,190	30,773
Regal Rexnord Corp.	9,571	1,457,951
Thermon Group Holdings Inc.(a)	7,412	128,079
Westwater Resources Inc.(a)(b)	3,436	10,892

		5,851,705

Electronic Equipment, Instruments & Components — 2.3%
Arlo Technologies Inc.(a)	18,250	125,925
Avnet Inc.	21,613	823,671
Belden Inc.	9,780	588,854
Benchmark Electronics Inc.	3,947	92,005
ePlus Inc.(a)	1,533	169,504
Fabrinet(a)	4,081	391,776
II-VI Inc.(a)	9,252	559,838
Insight Enterprises Inc.(a)(b)	7,578	717,637
Kimball Electronics Inc.(a)	5,501	158,154
Knowles Corp.(a)	20,098	418,842
Methode Electronics Inc.	4,588	193,017
MICT Inc.(a)(b)	12,144	16,759
National Instruments Corp.	16,860	716,044
OSI Systems Inc.(a)	3,663	341,062
PC Connection Inc.	2,378	109,507
Plexus Corp.(a)	2,584	225,635
Sanmina Corp.(a)	14,184	535,446
ScanSource Inc.(a)	5,619	201,048
SYNNEX Corp.	9,024	947,520
TTM Technologies Inc.(a)	23,468	310,716
Velodyne Lidar Inc.(a)(b)	21,158	129,064
Vishay Intertechnology Inc.	16,948	325,740
Vishay Precision Group Inc.(a)	1,598	54,476
Vontier Corp.	36,692	1,241,290

		9,393,530

Energy Equipment & Services — 1.3%
Archrock Inc.	29,246	239,525
Aspen Aerogels Inc.(a)	2,880	156,845
ChampionX Corp.(a)	15,413	404,283
Dril-Quip Inc.(a)	3,161	74,473
Expro Group Holdings NV, NVS(a)	11,606	199,043
FTS International Inc., Class A(a)	775	20,537
Helix Energy Solutions Group Inc.(a)	30,760	116,273
Helmerich & Payne Inc.	23,511	729,781
Liberty Oilfield Services Inc., Class A(a)	23,163	299,266

Security	Shares	Value

Energy Equipment & Services (continued)
Nabors Industries Ltd.(a)	1,685	$172,712
Newpark Resources Inc.(a)	20,059	68,201
NexTier Oilfield Solutions Inc.(a)	34,791	155,168
NOV Inc.(a)	84,927	1,190,676
Oceaneering International Inc.(a)	21,833	296,929
Oil States International Inc.(a)	13,479	81,683
Patterson-UTI Energy Inc.	41,238	352,997
ProPetro Holding Corp.(a)	9,774	93,733
RPC Inc.(a)	8,485	45,734
Select Energy Services Inc., Class A(a)	13,896	83,515
TETRA Technologies Inc.(a)	15,046	48,598
Tidewater Inc.(a)	9,020	109,413
Transocean Ltd.(a)	130,275	459,871
U.S. Silica Holdings Inc.(a)	16,331	158,084

		5,557,340

Entertainment — 1.4%
AMC Entertainment Holdings Inc., Class A(a)(b)	111,490	3,943,401
Cinedigm Corp., Class A(a)	19,319	45,593
Cinemark Holdings Inc.(a)	23,140	435,032
IMAX Corp.(a)	3,598	67,822
Lions Gate Entertainment Corp., Class A(a)(b)	13,367	173,103
Lions Gate Entertainment Corp., Class B, NVS(a)	26,776	303,104
Madison Square Garden Entertainment Corp.(a)(b)	5,502	387,726
Madison Square Garden Sports Corp.(a)	1,594	302,079
Marcus Corp. (The)(a)	4,764	88,468
Sciplay Corp., Class A(a)(b)	5,311	107,335
World Wrestling Entertainment Inc., Class A	2,701	165,004

		6,018,667

Equity Real Estate Investment Trusts (REITs) — 10.1%
Acadia Realty Trust	19,062	407,546
Agree Realty Corp.	8,073	573,667
Alexander & Baldwin Inc.	6,811	167,074
Alexander’s Inc.	480	133,814
American Assets Trust Inc.	7,559	285,957
American Campus Communities Inc.	10,110	543,109
American Finance Trust Inc.	25,702	212,813
Apartment Income REIT Corp.	34,091	1,827,619
Apartment Investment & Management Co., Class A	19,515	147,924
Apple Hospitality REIT Inc.	46,286	727,153
Armada Hoffler Properties Inc.	13,304	182,398
Ashford Hospitality Trust Inc.(a)	6,079	85,896
Bluerock Residential Growth REIT Inc., Class A	5,981	80,923
Braemar Hotels & Resorts Inc.(a)	11,488	58,359
Brandywine Realty Trust	37,358	494,993
Brixmor Property Group Inc.	64,556	1,513,193
Broadstone Net Lease Inc.	15,148	402,785
CareTrust REIT Inc.	12,266	254,519
CatchMark Timber Trust Inc., Class A	6,501	55,649
Centerspace	3,075	311,313
Chatham Lodging Trust(a)	10,697	135,745
City Office REIT Inc.	9,459	179,437
Columbia Property Trust Inc.	14,580	279,499
CoreSite Realty Corp.	3,705	527,814
Corporate Office Properties Trust	10,583	287,011
Cousins Properties Inc.	32,344	1,281,146
DiamondRock Hospitality Co.(a)	46,236	417,973
DigitalBridge Group Inc.(a)	107,179	718,099
Diversified Healthcare Trust	51,993	189,255
Douglas Emmett Inc.	23,977	783,568

80	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Easterly Government Properties Inc.	7,836	$164,791
Empire State Realty Trust Inc., Class A	30,848	298,609
EPR Properties	16,311	818,975
Equity Commonwealth(a)	15,673	406,401
Essential Properties Realty Trust Inc.	13,421	399,812
Farmland Partners Inc.	6,313	70,958
Four Corners Property Trust Inc.	8,495	246,355
Franklin Street Properties Corp., Class C	21,383	96,223
GEO Group Inc. (The)	18,436	150,806
Getty Realty Corp.	8,392	269,551
Gladstone Commercial Corp.	3,556	77,734
Gladstone Land Corp.	2,123	47,003
Global Medical REIT Inc.	7,725	128,080
Global Net Lease Inc.	22,117	354,314
Healthcare Realty Trust Inc.	15,142	500,595
Healthcare Trust of America Inc., Class A	27,176	907,407
Hersha Hospitality Trust, Class A(a)	7,296	65,153
Highwoods Properties Inc.	22,633	1,014,864
Hudson Pacific Properties Inc.	18,240	469,680
Independence Realty Trust Inc.	13,282	313,854
Industrial Logistics Properties Trust	14,303	401,771
iStar Inc.	15,561	392,760
JBG SMITH Properties	25,218	727,791
Kite Realty Group Trust	47,707	968,452
Lexington Realty Trust	36,088	525,802
Life Storage Inc.	8,724	1,167,358
LTC Properties Inc.	8,627	274,856
Macerich Co. (The)	46,259	836,825
Mack-Cali Realty Corp.(a)	17,583	319,835
Monmouth Real Estate Investment Corp.	11,703	220,602
National Health Investors Inc.	10,017	538,714
National Storage Affiliates Trust	8,769	547,712
NexPoint Residential Trust Inc.	2,805	198,650
Office Properties Income Trust	10,799	276,670
One Liberty Properties Inc.	3,541	110,692
Outfront Media Inc.	31,635	787,395
Paramount Group Inc.	35,921	304,610
Park Hotels & Resorts Inc.(a)	51,534	954,925
Pebblebrook Hotel Trust	13,689	307,455
Pennsylvania REIT(a)	14,733	25,046
Physicians Realty Trust	29,026	551,784
Piedmont Office Realty Trust Inc., Class A	27,110	481,474
Plymouth Industrial REIT Inc.	7,045	180,070
PotlatchDeltic Corp.	9,256	483,811
Preferred Apartment Communities Inc., Class A	11,601	146,289
PS Business Parks Inc.	2,453	435,898
Rayonier Inc.	17,896	668,058
Retail Opportunity Investments Corp.	26,821	476,609
Retail Value Inc.	3,916	24,514
RLJ Lodging Trust	36,555	527,123
RPT Realty	17,852	237,253
Ryman Hospitality Properties Inc.(a)	11,953	1,022,460
Sabra Health Care REIT Inc.	48,024	679,540
Saul Centers Inc.	2,854	132,426
Seritage Growth Properties, Class A(a)(b)	7,884	121,414
Service Properties Trust	19,221	207,010
SITE Centers Corp.	39,036	620,282
SL Green Realty Corp.	14,608	1,023,583
Spirit Realty Capital Inc.	9,137	447,073
STAG Industrial Inc.	16,658	725,123

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Summit Hotel Properties Inc.(a)	23,293	$232,930
Sunstone Hotel Investors Inc.(a)	47,751	589,247
Tanger Factory Outlet Centers Inc.	22,678	380,990
UMH Properties Inc.	4,340	103,900
Uniti Group Inc.	24,721	353,758
Universal Health Realty Income Trust	1,342	76,454
Urban Edge Properties	11,942	209,343
Urstadt Biddle Properties Inc., Class A	6,637	130,351
Washington REIT	18,383	466,009
Whitestone REIT	9,483	87,054
Xenia Hotels & Resorts Inc.(a)	24,909	443,380

		42,220,547

Food & Staples Retailing — 0.9%
Andersons Inc. (The)	4,597	156,574
BJ’s Wholesale Club Holdings Inc.(a)	18,570	1,085,231
Chefs’ Warehouse Inc. (The)(a)	7,142	249,041
Ingles Markets Inc., Class A	3,106	214,904
Natural Grocers by Vitamin Cottage Inc.	2,053	25,006
PriceSmart Inc.	3,257	234,341
Rite Aid Corp.(a)(b)	11,932	162,156
SpartanNash Co.	7,847	181,580
Sprouts Farmers Market Inc.(a)	24,820	549,515
United Natural Foods Inc.(a)	12,296	533,523
Weis Markets Inc.	3,562	200,576

		3,592,447

Food Products — 1.4%
B&G Foods Inc.	14,127	415,899
Calavo Growers Inc.	1,912	76,862
Flowers Foods Inc.	43,260	1,070,685
Fresh Del Monte Produce Inc.	7,270	243,472
Hostess Brands Inc.(a)	28,480	538,557
Ingredion Inc.	14,552	1,385,787
J&J Snack Foods Corp.	1,701	250,983
John B Sanfilippo & Son Inc.	1,920	162,240
Mission Produce Inc.(a)	4,271	81,106
Pilgrim’s Pride Corp.(a)	10,723	301,960
Post Holdings Inc.(a)	7,270	737,760
Seaboard Corp.	35	134,751
Tootsie Roll Industries Inc.	2,268	71,782
TreeHouse Foods Inc.(a)	12,132	438,450
Whole Earth Brands Inc.(a)(b)	8,413	102,050

		6,012,344

Gas Utilities — 1.3%
Chesapeake Utilities Corp.	1,705	223,474
Macquarie Infrastructure Corp.	16,113	59,457
National Fuel Gas Co.	19,823	1,138,435
New Jersey Resources Corp.	20,973	792,989
Northwest Natural Holding Co.	6,798	306,522
ONE Gas Inc.	11,652	784,180
South Jersey Industries Inc.	24,482	557,210
Southwest Gas Holdings Inc.	12,856	890,278
Spire Inc.	11,287	708,372

		5,460,917

Health Care Equipment & Supplies — 1.1%
Accuray Inc.(a)	20,321	101,402
AngioDynamics Inc.(a)	2,539	72,615
Asensus Surgical Inc.(a)	19,049	32,193
Atrion Corp.	132	96,096
Avanos Medical Inc.(a)	3,070	96,828

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Bioventus Inc., Class A(a)	2,402	$36,270
Cardiovascular Systems Inc.(a)	4,064	142,565
Co-Diagnostics Inc.(a)	3,006	24,679
Conformis Inc.(a)	42,701	52,522
CONMED Corp.	2,424	354,583
CryoLife Inc.(a)	4,656	96,100
CytoSorbents Corp.(a)(b)	5,113	30,116
Envista Holdings Corp.(a)	10,770	421,107
Haemonetics Corp.(a)	4,608	316,616
Inogen Inc.(a)	2,410	95,557
Integer Holdings Corp.(a)	2,962	266,639
Intersect ENT Inc.(a)	3,827	103,214
Invacare Corp.(a)	7,567	37,381
LivaNova PLC(a)	7,119	546,170
Meridian Bioscience Inc.(a)	4,121	77,516
Natus Medical Inc.(a)	3,660	91,683
Neuronetics Inc.(a)	3,045	15,834
OraSure Technologies Inc.(a)	4,240	45,241
Pulse Biosciences Inc.(a)	1,494	31,508
Quidel Corp.(a)	8,255	1,096,016
Retractable Technologies Inc.(a)	1,395	13,197
Surgalign Holdings Inc.(a)	11,262	10,826
Vapotherm Inc.(a)	1,959	44,802
Varex Imaging Corp.(a)	5,033	135,136

		4,484,412

Health Care Providers & Services — 2.1%
Acadia Healthcare Co. Inc.(a)	19,532	1,210,984
AMN Healthcare Services Inc.(a)	4,901	483,729
Apollo Medical Holdings Inc.(a)(b)	3,844	263,814
Apria Inc.(a)	1,629	60,973
Brookdale Senior Living Inc.(a)(b)	40,718	264,667
Community Health Systems Inc.(a)	27,116	355,220
Covetrus Inc.(a)	7,688	155,221
Cross Country Healthcare Inc.(a)	7,677	159,144
Fulgent Genetics Inc.(a)	2,031	168,411
Hanger Inc.(a)	4,212	78,680
Magellan Health Inc.(a)	3,289	311,896
MEDNAX Inc.(a)	18,874	513,939
ModivCare Inc.(a)	1,216	197,928
National HealthCare Corp.	2,957	206,813
Owens & Minor Inc.	10,300	369,564
Patterson Companies Inc.	18,790	587,375
Premier Inc., Class A	26,588	1,035,603
Progenity Inc.(a)(b)	3,485	12,546
Select Medical Holdings Corp.	8,341	277,088
Surgery Partners Inc.(a)(b)	6,468	266,093
Tenet Healthcare Corp.(a)	23,258	1,666,668
Tivity Health Inc.(a)	4,897	122,523
Triple-S Management Corp.(a)	5,131	181,073

		8,949,952

Health Care Technology — 0.5%
Allscripts Healthcare Solutions Inc.(a)	27,256	375,588
Change Healthcare Inc.(a)	30,625	659,356
Computer Programs & Systems Inc.(a)	3,239	116,928
Evolent Health Inc., Class A(a)(b)	17,256	505,083
Multiplan Corp.(a)(b)	32,037	138,079
NextGen Healthcare Inc.(a)	12,223	201,191

		1,996,225

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.4%
Bally’s Corp.(a)	1,776	$81,359
BJ’s Restaurants Inc.(a)	1,991	66,340
Bloomin’ Brands Inc.(a)	17,657	381,744
Brinker International Inc.(a)	9,931	416,705
Carrols Restaurant Group Inc.	8,024	29,448
Cheesecake Factory Inc. (The)(a)	5,219	212,100
Choice Hotels International Inc.	2,025	284,756
Cracker Barrel Old Country Store Inc.	3,005	400,176
Dave & Buster’s Entertainment Inc.(a)	8,381	311,187
Del Taco Restaurants Inc.	3,636	30,324
Denny’s Corp.(a)	5,443	86,544
Dine Brands Global Inc.(a)	3,743	316,321
Drive Shack Inc.(a)(b)	18,124	47,122
El Pollo Loco Holdings Inc.(a)	4,265	62,696
Fiesta Restaurant Group Inc.(a)	2,162	22,787
Full House Resorts Inc.(a)	4,084	40,636
Golden Entertainment Inc.(a)	4,429	230,175
Hilton Grand Vacations Inc.(a)	10,243	515,018
Hyatt Hotels Corp., Class A(a)	6,863	584,728
Jack in the Box Inc.	1,540	152,383
Marriott Vacations Worldwide Corp.	4,973	781,855
Noodles & Co.(a)	7,892	95,888
PlayAGS Inc.(a)	2,461	21,706
Red Robin Gourmet Burgers Inc.(a)	3,440	68,353
Ruth’s Hospitality Group Inc.(a)	1,975	38,197
Scientific Games Corp./DE, Class A(a)(b)	20,930	1,675,446
Shake Shack Inc., Class A(a)	2,920	201,976
Six Flags Entertainment Corp.(a)	16,817	691,683
Travel + Leisure Co.	18,760	1,019,418
Wendy’s Co. (The)	12,981	289,476
Wyndham Hotels & Resorts Inc.	10,473	884,654

		10,041,201

Household Durables — 1.8%
Bassett Furniture Industries Inc.	1,068	18,039
Beazer Homes USA Inc.(a)	6,556	118,729
Casper Sleep Inc.(a)	3,497	12,729
Century Communities Inc.	6,468	433,744
Dream Finders Homes Inc., Class A(a)	1,399	22,202
Ethan Allen Interiors Inc.	3,135	72,763
GoPro Inc., Class A(a)	27,438	236,241
Green Brick Partners Inc.(a)	10,521	274,072
Helen of Troy Ltd.(a)	2,591	582,846
Hooker Furniture Corp.	2,574	64,891
Hovnanian Enterprises Inc., Class A(a)	646	54,432
KB Home	19,550	784,933
La-Z-Boy Inc.	6,721	223,406
Leggett & Platt Inc.	16,824	788,204
LGI Homes Inc.(a)	2,594	387,284
M/I Homes Inc.(a)	4,370	250,226
MDC Holdings Inc.	12,270	600,985
Meritage Homes Corp.(a)	8,201	891,531
Taylor Morrison Home Corp.(a)	27,323	834,171
TRI Pointe Homes Inc.(a)	24,804	600,009
Tupperware Brands Corp.(a)	10,942	243,350
Universal Electronics Inc.(a)	2,918	120,163
VOXX International Corp., Class A(a)	3,469	39,234

		7,654,184

Household Products — 0.3%
Central Garden & Pet Co.(a)	1,307	67,415

82	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Central Garden & Pet Co., Class A, NVS(a)	5,792	$267,590
Energizer Holdings Inc.	7,140	260,396
Reynolds Consumer Products Inc.	12,025	324,435
Spectrum Brands Holdings Inc.	4,441	416,344

		1,336,180

Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy Inc., Class A	3,349	110,483
Clearway Energy Inc., Class C	7,952	282,137

		392,620

Industrial Conglomerates — 0.0%
Raven Industries Inc.(a)	3,152	182,249

Insurance — 3.3%
Ambac Financial Group Inc.(a)	10,413	176,084
American Equity Investment Life Holding Co.	17,931	571,461
American National Group Inc.	2,811	533,275
AMERISAFE Inc.	3,013	178,641
Argo Group International Holdings Ltd.	7,737	426,309
Assured Guaranty Ltd.	8,948	497,330
Axis Capital Holdings Ltd.	16,844	877,067
Brighthouse Financial Inc.(a)	18,144	911,373
CNO Financial Group Inc.	28,472	687,314
Employers Holdings Inc.	3,060	118,116
Enstar Group Ltd.(a)	1,528	352,632
First American Financial Corp.	23,901	1,748,119
Genworth Financial Inc., Class A(a)	102,936	423,067
Greenlight Capital Re Ltd., Class A(a)	6,736	50,048
Hanover Insurance Group Inc. (The)	7,841	987,966
HCI Group Inc.	636	85,230
Horace Mann Educators Corp.	7,121	279,001
James River Group Holdings Ltd.	8,048	257,134
Kemper Corp.	13,001	825,303
MBIA Inc.(a)	10,473	162,750
Mercury General Corp.	3,366	183,413
Primerica Inc.	3,649	613,908
ProAssurance Corp.	9,394	215,217
Safety Insurance Group Inc.	1,966	154,154
Selective Insurance Group Inc.	7,903	619,358
SiriusPoint Ltd.(a)	19,655	184,757
Stewart Information Services Corp.	3,077	218,990
United Fire Group Inc.	3,004	61,372
Universal Insurance Holdings Inc.	6,139	90,673
Unum Group	43,867	1,117,292

		13,607,354

Interactive Media & Services — 0.5%
Cars.com Inc.(a)	14,194	184,806
Eventbrite Inc., Class A(a)(b)	8,211	166,191
Liberty TripAdvisor Holdings Inc., Class A(a)	15,932	49,230
Takung Art Co. Ltd.(a)(b)	869	5,240
TripAdvisor Inc.(a)	11,563	381,232
TrueCar Inc.(a)	9,474	39,696
Yelp Inc.(a)	10,040	387,845
Ziff Davis Inc.(a)(b)	5,505	706,126

		1,920,366

Internet & Direct Marketing Retail — 0.3%
Duluth Holdings Inc., Class B(a)(b)	1,122	16,078
Groupon Inc.(a)(b)	2,132	45,241
Lands’ End Inc.(a)	1,217	31,983
Liquidity Services Inc.(a)	2,116	46,721

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
PetMed Express Inc.	2,280	$64,820
Qurate Retail Inc., Series A	80,059	835,816
Waitr Holdings Inc.(a)(b)	8,341	16,182

		1,056,841

IT Services — 1.1%
Alliance Data Systems Corp.	10,797	920,444
Cass Information Systems Inc.	1,636	67,060
Conduent Inc.(a)	35,284	238,167
CSG Systems International Inc.	7,195	360,110
EVERTEC Inc.	5,773	260,997
ExlService Holdings Inc.(a)	2,913	357,221
GreenSky Inc., Class A(a)	15,224	186,342
Hackett Group Inc. (The)	3,899	82,425
International Money Express Inc.(a)	2,497	41,800
Limelight Networks Inc.(a)(b)	11,003	32,789
Maximus Inc.	5,127	433,590
MoneyGram International Inc.(a)	12,393	73,986
Net 1 UEPS Technologies Inc.(a)(b)	8,323	46,526
Paysign Inc.(a)	2,202	5,549
Perficient Inc.(a)	2,490	307,764
Sabre Corp.(a)	70,079	727,420
SolarWinds Corp.	3,283	52,856
Unisys Corp.(a)	14,734	376,748
Verra Mobility Corp.(a)	9,030	134,367

		4,706,161

Leisure Products — 0.4%
Acushnet Holdings Corp.	7,610	387,653
American Outdoor Brands Inc.(a)	1,301	29,637
Johnson Outdoors Inc., Class A	564	59,886
Malibu Boats Inc., Class A(a)	1,805	127,451
MasterCraft Boat Holdings Inc.(a)	4,224	113,119
Nautilus Inc.(a)(b)	3,805	38,925
Smith & Wesson Brands Inc.	10,490	225,535
Sturm Ruger & Co. Inc.	3,897	307,395
Vista Outdoor Inc.(a)	12,529	524,213

		1,813,814

Life Sciences Tools & Services — 0.2%
Fluidigm Corp.(a)(b)	9,985	51,423
Maravai LifeSciences Holdings Inc., Class A(a)	14,466	611,767

		663,190

Machinery — 2.9%
Alamo Group Inc.	1,061	160,423
Albany International Corp., Class A	2,567	207,029
Allison Transmission Holdings Inc.	22,969	766,246
Altra Industrial Motion Corp.	6,430	335,325
Astec Industries Inc.	1,832	97,792
Barnes Group Inc.	6,288	263,719
Blue Bird Corp.(a)	3,533	69,282
CIRCOR International Inc.(a)	3,028	86,419
Colfax Corp.(a)	9,187	474,233
Columbus McKinnon Corp./NY	2,153	101,772
Commercial Vehicle Group Inc.(a)	6,380	64,055
Crane Co.	10,831	1,118,626
Douglas Dynamics Inc.	2,533	107,146
EnPro Industries Inc.	2,575	230,875
Federal Signal Corp.	5,537	237,039
Flowserve Corp.	13,779	463,250
Gates Industrial Corp. PLC(a)	20,944	344,319
Gorman-Rupp Co. (The)	2,500	106,300

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Greenbrier Companies Inc. (The)	4,249	$174,294
Hillenbrand Inc.	7,563	343,814
Hyster-Yale Materials Handling Inc.	1,434	68,889
John Bean Technologies Corp.	2,022	298,751
Kadant Inc.	1,014	225,230
Kennametal Inc.	18,230	724,642
Luxfer Holdings PLC	3,391	68,193
Manitowoc Co. Inc. (The)(a)	7,630	163,511
Meritor Inc.(a)	15,353	373,692
Miller Industries Inc./TN	2,484	89,772
Mueller Industries Inc.	6,880	362,163
Mueller Water Products Inc., Class A	13,724	225,211
Nikola Corp.(a)(b)	44,293	522,657
REV Group Inc.	7,322	110,635
SPX Corp.(a)	4,955	287,836
Standex International Corp.	1,361	151,438
Tennant Co.	2,203	175,050
Terex Corp.	4,397	196,986
Timken Co. (The)	15,090	1,070,635
Trinity Industries Inc.	6,631	186,000
Wabash National Corp.	7,359	114,285
Watts Water Technologies Inc., Class A	2,513	477,520
Welbilt Inc.(a)	12,172	287,990

		11,933,044

Marine — 0.2%
Eagle Bulk Shipping Inc.(a)	2,923	125,835
Genco Shipping & Trading Ltd.	2,674	45,913
Kirby Corp.(a)	7,689	402,980
Matson Inc.	4,895	407,656

		982,384

Media — 1.1%
Advantage Solutions Inc.(a)(b)	11,742	100,277
AMC Networks Inc., Class A(a)	6,353	252,786
Clear Channel Outdoor Holdings Inc.(a)	102,416	297,006
comScore Inc.(a)(b)	14,840	58,024
Entercom Communications Corp.(a)	26,462	85,472
EW Scripps Co. (The), Class A	6,326	117,664
Fluent Inc.(a)	4,271	10,165
Gannett Co. Inc.(a)	31,083	180,281
Gray Television Inc.	8,636	202,428
Iheartmedia Inc., Class A(a)	10,158	196,862
John Wiley & Sons Inc., Class A	9,477	513,369
Loral Space & Communications Inc.	1,612	80,310
Meredith Corp.(a)	8,881	517,230
National CineMedia Inc.	13,680	43,502
Nexstar Media Group Inc., Class A	3,903	585,177
Scholastic Corp.	6,614	239,361
Sinclair Broadcast Group Inc., Class A	5,139	134,282
TEGNA Inc.	48,146	946,550
WideOpenWest Inc.(a)	11,432	217,780

		4,778,526

Metals & Mining — 2.0%
Alcoa Corp.	40,646	1,867,684
Allegheny Technologies Inc.(a)	13,124	211,296
Alpha Metallurgical Resources Inc.(a)	3,769	232,887
Arconic Corp.(a)	16,081	473,103
Carpenter Technology Corp.	10,490	323,931
Century Aluminum Co.(a)	3,590	47,424
Coeur Mining Inc.(a)	55,951	354,170

Security	Shares	Value

Metals & Mining (continued)
Commercial Metals Co.	26,190	$842,794
Compass Minerals International Inc.	3,412	223,827
Gold Resource Corp.	9,079	16,705
Haynes International Inc.	2,805	112,565
Hecla Mining Co.	64,019	370,030
Kaiser Aluminum Corp.	3,450	335,133
Materion Corp.	1,557	112,384
McEwen Mining Inc.(a)(b)	80,236	88,260
Ryerson Holding Corp.	3,610	95,160
Schnitzer Steel Industries Inc., Class A	5,596	301,065
SunCoke Energy Inc.	18,177	131,238
TimkenSteel Corp.(a)	8,951	124,866
United States Steel Corp.	58,673	1,548,380
Warrior Met Coal Inc.	11,232	269,231
Worthington Industries Inc.	7,250	393,820

		8,475,953

Mortgage Real Estate Investment — 2.1%
AG Mortgage Investment Trust Inc.	3,533	40,877
Apollo Commercial Real Estate Finance Inc.	28,757	435,381
Arbor Realty Trust Inc.	30,980	623,008
Ares Commercial Real Estate Corp.	10,212	159,511
ARMOUR Residential REIT Inc.	18,046	189,844
Blackstone Mortgage Trust Inc., Class A	34,196	1,125,048
BrightSpire Capital Inc.	20,422	200,340
Cherry Hill Mortgage Investment Corp.	3,813	34,774
Chimera Investment Corp.	51,504	803,977
Dynex Capital Inc.	7,540	131,950
Ellington Financial Inc.	6,356	115,552
Franklin BSP Realty Trust Inc.(a)	6,977	114,492
Granite Point Mortgage Trust Inc.	12,144	162,730
Hannon Armstrong Sustainable Infrastructure Capital Inc.	7,012	423,525
Invesco Mortgage Capital Inc.	62,455	196,109
KKR Real Estate Finance Trust Inc.	8,945	194,196
Ladder Capital Corp.	24,508	294,096
MFA Financial Inc.	86,532	390,259
New Residential Investment Corp.	101,360	1,151,450
New York Mortgage Trust Inc.	82,818	363,571
Orchid Island Capital Inc.	26,974	133,791
PennyMac Mortgage Investment Trust	21,264	428,470
Ready Capital Corp.	12,651	195,711
Redwood Trust Inc.	24,794	336,207
TPG RE Finance Trust Inc.	13,028	170,276
Two Harbors Investment Corp.	74,860	480,601
Western Asset Mortgage Capital Corp.	13,425	33,831

		8,929,577

Multi-Utilities — 0.9%
Avista Corp.	15,164	603,679
Black Hills Corp.	13,821	917,438
MDU Resources Group Inc.	44,032	1,353,103
NorthWestern Corp.	11,234	638,765
Unitil Corp.	3,468	144,789

		3,657,774

Multiline Retail — 0.8%
Big Lots Inc.	7,527	333,070
Dillard’s Inc., Class A	970	224,206
Franchise Group Inc.	5,948	218,886
Macy’s Inc.	66,770	1,767,402
Nordstrom Inc.(a)(b)	24,167	694,318

		3,237,882

84	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 6.0%
Aemetis Inc.(a)	3,919	$77,988
Alto Ingredients Inc.(a)	16,395	87,221
Altus Midstream Co., Class A	283	17,495
Antero Midstream Corp.	70,880	754,163
Antero Resources Corp.(a)	62,038	1,232,695
Arch Resources Inc.(a)	3,342	304,389
Berry Corp.	14,535	139,681
Brigham Minerals Inc., Class A	4,981	115,460
California Resources Corp.(a)	17,868	824,251
Callon Petroleum Co.(a)	8,558	442,705
Centennial Resource Development Inc./DE, Class A(a)(b)	39,571	284,911
Centrus Energy Corp., Class A(a)(b)	1,208	68,457
Chesapeake Energy Corp.	21,279	1,356,324
Civitas Resources Inc.	6,764	379,731
CNX Resources Corp.(a)	47,363	691,974
Comstock Resources Inc.(a)	19,670	194,143
CONSOL Energy Inc.(a)	6,895	189,682
CVR Energy Inc.	6,300	120,771
Delek U.S. Holdings Inc.(a)	16,558	322,053
Dorian LPG Ltd.	6,100	73,932
Earthstone Energy Inc., Class A(a)	5,926	60,149
EQT Corp.(a)	65,682	1,307,729
Equitrans Midstream Corp.	88,560	913,054
Extraction Oil & Gas Inc.(a)	3,391	225,942
Gran Tierra Energy Inc.(a)(b)	79,815	73,342
Green Plains Inc.(a)	8,480	321,816
HollyFrontier Corp.	32,468	1,097,418
International Seaways Inc.	9,241	162,180
Kosmos Energy Ltd.(a)	89,473	322,103
Laredo Petroleum Inc.(a)	2,935	221,299
Magnolia Oil & Gas Corp., Class A	30,856	644,273
Matador Resources Co.	23,883	999,504
Murphy Oil Corp.	31,598	879,372
Northern Oil and Gas Inc.	11,808	273,473
Oasis Petroleum Inc.	4,022	485,053
Ovintiv Inc.	56,731	2,128,547
Par Pacific Holdings Inc.(a)	9,893	152,946
PBF Energy Inc., Class A(a)	20,637	301,507
PDC Energy Inc.	21,430	1,121,003
Peabody Energy Corp.(a)	18,383	218,574
Penn Virginia Corp.(a)	3,408	112,600
Range Resources Corp.(a)	56,423	1,315,784
Renewable Energy Group Inc.(a)	10,913	698,432
REX American Resources Corp.(a)	1,141	100,351
Ring Energy Inc.(a)(b)	17,314	65,101
SandRidge Energy Inc.(a)(b)	6,994	89,523
SM Energy Co.	26,351	904,366
Southwestern Energy Co.(a)	147,047	717,589
Talos Energy Inc.(a)	8,868	115,018
Tellurian Inc.(a)(b)	26,312	103,143
Vine Energy Inc., Class A(a)	5,109	87,211
W&T Offshore Inc.(a)(b)	19,962	82,044
Whiting Petroleum Corp.(a)	8,557	557,318
World Fuel Services Corp.	14,106	430,656

		24,966,446

Paper & Forest Products — 0.7%
Clearwater Paper Corp.(a)	3,656	152,930
Domtar Corp.(a)	10,807	589,954
Glatfelter Corp.	5,957	97,874
Louisiana-Pacific Corp.	20,674	1,218,319

Security	Shares	Value

Paper & Forest Products (continued)
Mercer International Inc.	4,616	$49,714
Neenah Inc.	3,705	187,251
Resolute Forest Products Inc.	10,353	121,751
Schweitzer-Mauduit International Inc.	6,871	239,386
Verso Corp., Class A	5,412	119,497

		2,776,676

Personal Products — 0.5%
BellRing Brands Inc., Class A(a)	3,715	99,636
Edgewell Personal Care Co.	11,853	414,736
elf Beauty Inc.(a)	3,706	119,741
Herbalife Nutrition Ltd.(a)	22,184	1,029,338
Nu Skin Enterprises Inc., Class A	10,918	438,358
Revlon Inc., Class A(a)	1,692	17,529
USANA Health Sciences Inc.(a)	1,298	125,984

		2,245,322

Pharmaceuticals — 1.2%
Aerie Pharmaceuticals Inc.(a)	3,719	39,533
Amneal Pharmaceuticals Inc.(a)	21,615	118,666
Amphastar Pharmaceuticals Inc.(a)	3,880	72,478
ANI Pharmaceuticals Inc.(a)	2,139	79,956
Aquestive Therapeutics Inc.(a)(b)	5,879	30,218
Aytu BioPharma Inc.(a)	2,393	5,959
BioDelivery Sciences International Inc.(a)	9,222	37,626
Cara Therapeutics Inc.(a)	9,150	153,994
cbdMD Inc.(a)(b)	5,612	9,933
Collegium Pharmaceutical Inc.(a)	7,857	154,233
Cymabay Therapeutics Inc.(a)(b)	5,565	21,703
Endo International PLC(a)	50,704	215,492
Esperion Therapeutics Inc.(a)(b)	6,296	56,286
Fulcrum Therapeutics Inc.(a)	2,834	62,745
Hepion Pharmaceuticals Inc.(a)(b)	8,792	12,573
Innoviva Inc.(a)	13,675	238,629
Intra-Cellular Therapies Inc.(a)	4,451	191,705
Lannett Co. Inc.(a)(b)	4,323	11,802
Marinus Pharmaceuticals Inc.(a)(b)	3,978	45,747
Nektar Therapeutics(a)(b)	23,109	350,332
NGM Biopharmaceuticals Inc.(a)	3,619	66,843
Novan Inc.(a)(b)	1,310	8,738
Odonate Therapeutics Inc.(a)(b)	4,063	12,473
Onconova Therapeutics Inc.(a)(b)	2,250	7,785
Paratek Pharmaceuticals Inc.(a)	4,666	23,423
Perrigo Co. PLC	29,078	1,312,872
Phibro Animal Health Corp., Class A	4,491	98,532
Pliant Therapeutics Inc.(a)	2,479	39,490
Prestige Consumer Healthcare Inc.(a)	10,916	654,851
Provention Bio Inc.(a)	5,033	31,507
Reata Pharmaceuticals Inc., Class A(a)(b)	1,681	161,393
Relmada Therapeutics Inc.(a)	1,824	42,809
Seelos Therapeutics Inc.(a)(b)	10,518	22,719
SIGA Technologies Inc.(a)(b)	4,794	34,565
Supernus Pharmaceuticals Inc.(a)	11,688	348,887
TFF Pharmaceuticals Inc.(a)(b)	2,793	21,534
Zynerba Pharmaceuticals Inc.(a)	9,558	36,607

		4,834,638

Professional Services — 1.6%
ASGN Inc.(a)	5,789	692,712
Barrett Business Services Inc.	1,099	90,118
CACI International Inc., Class A(a)(b)	3,174	912,969
CBIZ Inc.(a)	4,649	170,665

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
CRA International Inc.	663	$72,811
Forrester Research Inc.(a)	687	36,583
Heidrick & Struggles International Inc.	2,149	100,745
Huron Consulting Group Inc.(a)	2,656	133,225
ICF International Inc.	1,928	193,745
KBR Inc.	30,572	1,297,476
Kelly Services Inc., Class A, NVS	5,119	92,295
Kforce Inc.	1,566	101,414
ManpowerGroup Inc.	6,907	667,561
ManTech International Corp./VA, Class A	5,988	516,285
Resources Connection Inc.	6,853	119,311
Science Applications International Corp.	12,617	1,132,754
TrueBlue Inc.(a)	4,247	118,279
Willdan Group Inc.(a)	1,314	43,927

		6,492,875

Real Estate Management & Development — 0.7%
Cushman & Wakefield PLC(a)	32,496	597,601
Forestar Group Inc.(a)	3,838	75,110
Howard Hughes Corp. (The)(a)	4,548	396,267
Kennedy-Wilson Holdings Inc.	26,623	595,557
Marcus & Millichap Inc.(a)	3,427	161,412
Newmark Group Inc., Class A	35,671	530,784
RE/MAX Holdings Inc., Class A	4,050	128,831
Realogy Holdings Corp.(a)	25,463	441,019
RMR Group Inc. (The), Class A	3,377	117,486

		3,044,067

Road & Rail — 1.2%
ArcBest Corp.	2,615	234,958
Avis Budget Group Inc.(a)	10,272	1,780,240
Covenant Logistics Group Inc., Class A(a)	2,369	67,279
Daseke Inc.(a)	5,593	52,854
Heartland Express Inc.	10,230	167,056
Landstar System Inc.	3,198	562,240
Marten Transport Ltd.	13,025	216,606
Ryder System Inc.	11,681	992,301
Schneider National Inc., Class B	7,605	189,669
U.S. Xpress Enterprises Inc., Class A(a)(b)	5,280	39,970
Werner Enterprises Inc.	13,458	609,916
Yellow Corp.(a)(b)	7,588	66,395

		4,979,484

Semiconductors & Semiconductor Equipment — 1.0%
Alpha & Omega Semiconductor Ltd.(a)	2,455	85,066
Amkor Technology Inc.	11,585	253,943
AXT Inc.(a)	3,354	27,402
Cirrus Logic Inc.(a)	4,886	394,838
CMC Materials Inc.	2,626	337,100
Diodes Inc.(a)	5,560	534,260
Ichor Holdings Ltd.(a)	2,211	96,665
Meta Materials Inc.(a)(b)	24,408	114,718
NeoPhotonics Corp.(a)	6,169	62,430
Onto Innovation Inc.(a)	3,779	299,335
Photronics Inc.(a)	13,425	174,391
Rambus Inc.(a)	15,419	358,800
SMART Global Holdings Inc.(a)	2,375	126,968
Synaptics Inc.(a)	3,857	750,456
Ultra Clean Holdings Inc.(a)	4,474	221,776
Veeco Instruments Inc.(a)	6,622	160,848

		3,998,996

Security	Shares	Value

Software — 1.3%
American Software Inc./GA, Class A	2,918	$84,418
Avaya Holdings Corp.(a)	18,337	341,435
Benefitfocus Inc.(a)	6,748	73,958
Blackbaud Inc.(a)	5,534	392,969
CDK Global Inc.	15,892	691,620
ChannelAdvisor Corp.(a)	1,982	50,561
CommVault Systems Inc.(a)	3,914	240,711
Ebix Inc.	5,244	172,056
Intrusion Inc.(a)(b)	2,233	8,798
Kaleyra Inc.(a)(b)	2,456	28,023
McAfee Corp., Class A	6,697	143,115
NCR Corp.(a)	28,539	1,128,432
Nutanix Inc., Class A(a)	22,993	788,890
Progress Software Corp.	4,169	214,328
Rimini Street Inc.(a)	2,198	22,881
Synchronoss Technologies Inc.(a)	9,806	25,888
Verint Systems Inc.(a)	7,040	328,064
Vertex Inc., Class A(a)(b)	5,909	123,025
VirnetX Holding Corp.(a)	7,415	28,548
Vonage Holdings Corp.(a)	16,575	267,189
Xperi Holding Corp.	11,850	212,352
Zix Corp.(a)	6,109	51,743

		5,419,004

Specialty Retail — 3.6%
Aaron’s Co. Inc. (The)	7,099	166,046
Abercrombie & Fitch Co., Class A(a)	5,831	230,558
Academy Sports & Outdoors Inc.(a)	18,916	809,226
American Eagle Outfitters Inc.	33,305	790,661
America’s Car-Mart Inc./TX(a)	722	86,272
Arko Corp.(a)	7,756	74,380
Asbury Automotive Group Inc.(a)(b)	1,754	343,275
Barnes & Noble Education Inc.(a)	7,846	81,441
Bed Bath & Beyond Inc.(a)	22,730	319,129
Big 5 Sporting Goods Corp.	4,617	111,639
Buckle Inc. (The)	6,479	269,656
Caleres Inc.	8,284	191,029
Camping World Holdings Inc., Class A	4,318	160,846
Cato Corp. (The), Class A	4,375	77,131
Chico’s FAS Inc.(a)	26,957	147,185
Children’s Place Inc. (The)(a)	3,044	252,317
Conn’s Inc.(a)	4,215	93,868
Container Store Group Inc. (The)(a)	4,421	48,896
Designer Brands Inc. , Class A(a)	13,319	180,206
Dick’s Sporting Goods Inc.	14,229	1,767,384
Express Inc.(a)	14,463	55,538
Foot Locker Inc.	19,635	936,000
Genesco Inc.(a)	3,064	185,648
Group 1 Automotive Inc.	3,947	709,671
Guess? Inc.	4,273	88,494
Haverty Furniture Companies Inc.	1,904	54,645
Hibbett Inc.	3,282	254,158
JOANN Inc.	784	8,012
Kirkland’s Inc.(a)(b)	2,998	67,395
Lazydays Holdings Inc.(a)	926	19,529
Lumber Liquidators Holdings Inc.(a)	2,699	48,798
MarineMax Inc.(a)(b)	2,151	111,400
Monro Inc.	2,151	132,846
Murphy USA Inc.	5,177	843,592
ODP Corp. (The)(a)	10,350	448,155
OneWater Marine Inc., Class A	1,007	44,650

86	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Party City Holdco Inc.(a)	24,586	$178,740
Penske Automotive Group Inc.	6,836	724,958
Rent-A-Center Inc./TX	13,199	702,979
Sally Beauty Holdings Inc.(a)(b)	24,600	375,396
Shift Technologies Inc.(a)(b)	14,501	99,042
Shoe Carnival Inc.	3,881	131,449
Signet Jewelers Ltd.	11,471	1,022,984
Sleep Number Corp.(a)	5,164	456,188
Sonic Automotive Inc., Class A	4,602	227,477
Sportsman’s Warehouse Holdings Inc.(a)	4,861	83,901
Tilly’s Inc., Class A	5,042	69,983
TravelCenters of America Inc.(a)	2,639	142,269
Urban Outfitters Inc.(a)	14,328	457,493
Winmark Corp.	389	90,567
Zumiez Inc.(a)	2,611	106,268

		15,079,370

Technology Hardware, Storage & Peripherals — 0.4%
Avid Technology Inc.(a)	7,890	225,969
Boxlight Corp., Class A(a)	4,364	9,732
Corsair Gaming Inc.(a)(b)	3,057	74,744
Diebold Nixdorf Inc.(a)	15,748	141,732
Eastman Kodak Co.(a)	14,820	100,628
Immersion Corp.(a)	3,085	24,649
Quantum Corp.(a)	10,938	62,456
Super Micro Computer Inc.(a)	9,498	336,134
Turtle Beach Corp.(a)	1,355	38,970
Xerox Holdings Corp.	29,938	532,896

		1,547,910

Textiles, Apparel & Luxury Goods — 1.1%
Carter’s Inc.	3,482	343,047
Fossil Group Inc.(a)	10,493	124,027
G-III Apparel Group Ltd.(a)	9,502	272,328
Hanesbrands Inc.	75,951	1,294,205
Kontoor Brands Inc.	10,446	553,638
Lakeland Industries Inc.(a)	1,175	24,569
Movado Group Inc.	3,754	125,008
Oxford Industries Inc.	1,907	176,817
Ralph Lauren Corp.	5,148	654,671
Rocky Brands Inc.	706	38,512
Skechers U.S.A. Inc., Class A(a)	10,637	491,536
Steven Madden Ltd.	9,496	428,270
Unifi Inc.(a)	1,792	43,044
Vera Bradley Inc.(a)	5,610	55,034

		4,624,706

Thrifts & Mortgage Finance — 2.5%
Axos Financial Inc.(a)	7,164	379,692
Capitol Federal Financial Inc.	30,645	371,724
Essent Group Ltd.	24,486	1,175,328
Federal Agricultural Mortgage Corp., Class C, NVS	2,056	259,241
Flagstar Bancorp. Inc.	11,413	538,579
Kearny Financial Corp./MD	10,990	147,486
loanDepot Inc., Class A	2,310	15,154
Merchants Bancorp./IN	1,485	65,979
Meridian Bancorp. Inc.	5,936	137,715
MGIC Investment Corp.	74,357	1,201,609
Mr Cooper Group Inc.(a)	10,196	446,993
New York Community Bancorp. Inc.	104,537	1,299,395
NMI Holdings Inc., Class A(a)	10,316	250,473
Northfield Bancorp. Inc.	9,662	169,568

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Northwest Bancshares Inc.	27,224	$375,691
Ocwen Financial Corp.(a)	1,847	58,014
PennyMac Financial Services Inc.	7,356	456,513
Premier Financial Corp.	4,255	135,649
Provident Financial Services Inc.	17,813	441,050
Radian Group Inc.	23,531	561,685
Rocket Companies Inc., Class A	29,644	488,533
TFS Financial Corp.	6,769	131,725
TrustCo Bank Corp. NY	3,291	110,446
Walker & Dunlop Inc.	3,459	449,912
Washington Federal Inc.	14,828	524,318
Waterstone Financial Inc.	4,928	101,862
WSFS Financial Corp.	3,752	194,391

		10,488,725

Tobacco — 0.1%
Universal Corp./VA	5,404	253,988
Vector Group Ltd.	16,935	224,558

		478,546

Trading Companies & Distributors — 2.2%
Air Lease Corp.	23,303	933,285
Applied Industrial Technologies Inc.	5,353	521,810
Beacon Roofing Supply Inc.(a)	7,178	379,501
BlueLinx Holdings Inc.(a)	796	37,914
Boise Cascade Co.	8,606	487,272
CAI International Inc.	3,540	197,992
DXP Enterprises Inc./TX(a)	1,847	60,877
GATX Corp.	4,205	398,844
GMS Inc.(a)	9,425	466,820
H&E Equipment Services Inc.	3,852	173,648
Herc Holdings Inc.	1,850	336,774
McGrath RentCorp	3,262	235,321
MRC Global Inc.(a)	13,454	111,668
MSC Industrial Direct Co. Inc., Class A	10,236	860,541
NOW Inc.(a)	24,259	175,150
Rush Enterprises Inc., Class A	6,154	320,500
Titan Machinery Inc.(a)	2,193	62,325
Triton International Ltd.	14,665	912,016
Univar Solutions Inc.(a)	37,282	953,674
Veritiv Corp.(a)	3,087	331,143
WESCO International Inc.(a)	9,630	1,247,663

		9,204,738

Water Utilities — 0.2%
American States Water Co.	3,463	314,579
California Water Service Group	4,709	286,684
Middlesex Water Co.	1,776	195,573
SJW Group	2,696	177,720

		974,556

Wireless Telecommunication Services — 0.2%
Gogo Inc.(a)	7,411	120,503
Telephone and Data Systems Inc.	21,627	405,290
U.S. Cellular Corp.(a)	3,300	100,881

		626,674

Total Common Stocks — 99.7% (Cost: $386,870,184)		416,067,911

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Semiconductors & Semiconductor Equipment — 0.0%
Meta Materials Inc., Preference Shares, NVS(b)	14,281	$18,279

Total Preferred Stocks — 0.0% (Cost: $13,818)		18,279

Short-Term Investments

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	17,037,974	17,046,493
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,050,000	1,050,000

		18,096,493

Total Short-Term Investments — 4.4% (Cost: $18,093,252)		18,096,493

Total Investments in Securities — 104.1% (Cost: $404,977,254)		434,182,683

Other Assets, Less Liabilities — (4.1)%		(16,988,893)

Net Assets — 100.0%		$417,193,790

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$14,020,978	$3,025,772	(a)	$—	$(878)	$621	$17,046,493	17,037,974	$42,146	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	160,000	890,000	(a)	—	—	—	1,050,000	1,050,000	22		—

					$(878)	$621	$18,096,493		$42,168		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	1	12/17/21	$115	$368
S&P Mid 400 E-Mini Index	3	12/17/21	837	38,362

				$38,730

88	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Small-Cap Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$38,730

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(39,767)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$38,726

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$796,037

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$416,067,911	$—	$—	$416,067,911
Preferred Stocks	18,279	—	—	18,279
Money Market Funds	18,096,493	—	—	18,096,493

	$434,182,683	$—	$—	$434,182,683

Derivative financial instruments(a)
Assets
Futures Contracts	$38,730	$—	$—	$38,730

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) October 31, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Axon Enterprise Inc.(a)	1,405	$252,844
Boeing Co. (The)(a)	11,912	2,466,141
General Dynamics Corp.	5,026	1,019,022
HEICO Corp.	890	124,057
HEICO Corp., Class A	1,621	203,727
Howmet Aerospace Inc.	8,317	246,932
Huntington Ingalls Industries Inc.	863	174,956
L3Harris Technologies Inc.	4,365	1,006,307
Lockheed Martin Corp.	5,345	1,776,250
Northrop Grumman Corp.	3,257	1,163,466
Raytheon Technologies Corp.	32,635	2,899,946
Textron Inc.	4,880	360,388
TransDigm Group Inc.(a)	1,137	709,283

		12,403,319

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	2,861	277,488
Expeditors International of Washington Inc.	3,670	452,364
FedEx Corp.	5,341	1,257,966
United Parcel Service Inc., Class B	15,764	3,365,141

		5,352,959

Airlines — 0.2%
Alaska Air Group Inc.(a)	2,709	143,035
American Airlines Group Inc.(a)	13,947	267,783
Delta Air Lines Inc.(a)	13,909	544,259
Southwest Airlines Co.(a)	12,862	608,115
United Airlines Holdings Inc.(a)(b)	7,000	322,980

		1,886,172

Auto Components — 0.2%
Aptiv PLC(a)	5,883	1,017,112
Autoliv Inc.	1,734	167,938
BorgWarner Inc.	5,276	237,789
Gentex Corp.	5,089	180,100
Lear Corp.	1,299	223,233
QuantumScape Corp.(a)(b)	5,037	145,771

		1,971,943

Automobiles — 2.5%
Ford Motor Co.(a)	85,241	1,455,916
General Motors Co.(a)	31,359	1,706,870
Harley-Davidson Inc.	3,338	121,804
Lucid Group Inc.(a)(b)	11,956	442,253
Tesla Inc.(a)	17,561	19,562,954
Thor Industries Inc.	1,205	122,862

		23,412,659

Banks — 4.1%
Bank of America Corp.	160,273	7,657,844
Citigroup Inc.	43,868	3,033,911
Citizens Financial Group Inc.	9,202	435,991
Comerica Inc.	2,909	247,527
Commerce Bancshares Inc.	2,325	163,936
Cullen/Frost Bankers Inc.	1,231	159,415
East West Bancorp. Inc.	3,082	244,957
Fifth Third Bancorp	15,004	653,124
First Citizens BancShares Inc./NC, Class A(b)	154	125,341
First Horizon Corp.	12,014	203,878
First Republic Bank/CA	3,828	828,111
Huntington Bancshares Inc./OH	32,081	504,955
JPMorgan Chase & Co.	64,675	10,987,636

Security	Shares	Value

Banks (continued)
KeyCorp	20,775	$483,434
M&T Bank Corp.	2,795	411,200
People’s United Financial Inc.	9,299	159,385
PNC Financial Services Group Inc. (The)	9,183	1,937,888
Regions Financial Corp.	20,443	484,090
Signature Bank/New York NY	1,316	391,931
SVB Financial Group(a)	1,266	908,228
Truist Financial Corp.	28,833	1,830,031
U.S. Bancorp	29,152	1,759,906
Wells Fargo & Co.	88,879	4,547,050
Western Alliance Bancorp	2,248	260,970
Zions Bancorp. NA	3,564	224,496

		38,645,235

Beverages — 1.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)	200	98,496
Brown-Forman Corp., Class A	1,236	79,141
Brown-Forman Corp., Class B, NVS	3,949	268,098
Coca-Cola Co. (The)	84,085	4,739,872
Constellation Brands Inc., Class A	3,630	787,020
Keurig Dr Pepper Inc.	16,013	577,909
Molson Coors Beverage Co., Class B	4,159	183,370
Monster Beverage Corp.(a)	8,158	693,430
PepsiCo Inc.	29,914	4,834,102

		12,261,438

Biotechnology — 2.0%
AbbVie Inc.	38,248	4,385,898
Acceleron Pharma Inc.(a)	1,148	199,959
Alnylam Pharmaceuticals Inc.(a)	2,580	411,665
Amgen Inc.	12,291	2,543,868
Arrowhead Pharmaceuticals Inc.(a)	2,262	144,361
Biogen Inc.(a)	3,238	863,510
BioMarin Pharmaceutical Inc.(a)	4,009	317,633
Bridgebio Pharma Inc.(a)(b)	2,375	117,277
CRISPR Therapeutics AG(a)(b)	1,523	139,096
Exact Sciences Corp.(a)	3,750	357,075
Exelixis Inc.(a)	6,878	147,946
Fate Therapeutics Inc.(a)	1,738	93,504
Gilead Sciences Inc.	27,112	1,759,027
Horizon Therapeutics PLC(a)	4,843	580,724
Incyte Corp.(a)	4,004	268,188
Mirati Therapeutics Inc.(a)	1,014	191,666
Moderna Inc.(a)	7,601	2,623,941
Natera Inc.(a)(b)	1,839	210,694
Neurocrine Biosciences Inc.(a)	2,075	218,726
Novavax Inc.(a)(b)	1,617	240,658
Regeneron Pharmaceuticals Inc.(a)	2,275	1,455,863
Seagen Inc.(a)	2,885	508,712
Ultragenyx Pharmaceutical Inc.(a)	1,474	123,698
United Therapeutics Corp.(a)	977	186,373
Vertex Pharmaceuticals Inc.(a)	5,630	1,041,156

		19,131,218

Building Products — 0.6%
A O Smith Corp.	2,906	212,341
Advanced Drainage Systems Inc.	1,211	136,601
Allegion PLC	1,934	248,132
AZEK Co. Inc. (The)(a)	2,421	88,827
Builders FirstSource Inc.(a)	4,501	262,273
Carlisle Companies Inc.	1,129	251,677
Carrier Global Corp.	18,849	984,483

90	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Fortune Brands Home & Security Inc.	2,956	$299,738
Johnson Controls International PLC	15,348	1,126,083
Lennox International Inc.	723	216,379
Masco Corp.	5,363	351,545
Owens Corning	2,255	210,640
Trane Technologies PLC	5,161	933,780
Trex Co. Inc.(a)	2,468	262,595

		5,585,094

Capital Markets — 3.3%
Ameriprise Financial Inc.	2,470	746,261
Apollo Global Management Inc.	4,511	347,121
Ares Management Corp., Class A	3,551	300,912
Bank of New York Mellon Corp. (The)	17,252	1,021,318
BlackRock Inc.(c)	3,099	2,923,783
Blackstone Inc., NVS	14,824	2,051,938
Carlyle Group Inc. (The)	3,004	168,675
Charles Schwab Corp. (The)	32,484	2,664,662
CME Group Inc.	7,753	1,709,924
FactSet Research Systems Inc.	816	362,214
Franklin Resources Inc.	6,017	189,475
Goldman Sachs Group Inc. (The)	7,296	3,015,802
Intercontinental Exchange Inc.	12,156	1,683,120
Invesco Ltd.	7,416	188,441
Jefferies Financial Group Inc.	4,350	187,050
KKR & Co. Inc.	12,648	1,007,666
LPL Financial Holdings Inc.	1,738	285,067
MarketAxess Holdings Inc.	813	332,249
Moody’s Corp.	3,500	1,414,525
Morgan Stanley	31,592	3,247,026
Morningstar Inc.	514	162,809
MSCI Inc.	1,791	1,190,800
Nasdaq Inc.	2,542	533,490
Northern Trust Corp.	4,523	556,510
Raymond James Financial Inc.	3,959	390,318
S&P Global Inc.	5,214	2,472,270
SEI Investments Co.	2,329	146,820
State Street Corp.	7,942	782,684
T Rowe Price Group Inc.	4,930	1,069,218
Tradeweb Markets Inc., Class A	2,277	202,881

		31,355,029

Chemicals — 1.6%
Air Products & Chemicals Inc.	4,773	1,430,993
Albemarle Corp.	2,535	634,941
Axalta Coating Systems Ltd.(a)	4,505	140,511
Celanese Corp.	2,391	386,170
CF Industries Holdings Inc.	4,726	268,437
Corteva Inc.	15,814	682,374
Dow Inc.	16,200	906,714
DuPont de Nemours Inc.	11,363	790,865
Eastman Chemical Co.	2,916	303,352
Ecolab Inc.	5,365	1,192,210
FMC Corp.	2,800	254,828
International Flavors & Fragrances Inc.	5,410	797,705
Linde PLC	11,176	3,567,379
LyondellBasell Industries NV, Class A	5,740	532,787
Mosaic Co. (The)	7,344	305,290
PPG Industries Inc.	5,154	827,578
RPM International Inc.	2,754	240,149
Scotts Miracle-Gro Co. (The)	850	126,191

Security	Shares	Value

Chemicals (continued)
Sherwin-Williams Co. (The)	5,236	$1,657,770
Westlake Chemical Corp.	754	73,394

		15,119,638

Commercial Services & Supplies — 0.4%
Cintas Corp.	1,900	822,890
Copart Inc.(a)	4,585	712,005
IAA Inc.(a)	2,973	177,340
Republic Services Inc.	4,564	614,314
Rollins Inc.	4,883	172,028
Waste Management Inc.	8,357	1,339,042

		3,837,619

Communications Equipment — 0.8%
Arista Networks Inc.(a)	1,196	489,989
Ciena Corp.(a)	3,420	185,672
Cisco Systems Inc.	91,210	5,105,024
F5 Networks Inc.(a)	1,300	274,495
Juniper Networks Inc.	6,915	204,131
Motorola Solutions Inc.	3,649	907,105
Ubiquiti Inc.	131	40,024

		7,206,440

Construction & Engineering — 0.1%
AECOM(a)	3,129	213,929
MasTec Inc.(a)	1,230	109,630
Quanta Services Inc.	2,967	359,838

		683,397

Construction Materials — 0.1%
Martin Marietta Materials Inc.	1,352	531,120
Vulcan Materials Co.	2,875	546,595

		1,077,715

Consumer Finance — 0.7%
Ally Financial Inc.	7,833	373,947
American Express Co.	13,925	2,419,886
Capital One Financial Corp.	9,635	1,455,174
Discover Financial Services	6,506	737,260
OneMain Holdings Inc.	2,395	126,480
SoFi Technologies Inc.(a)(b)	12,775	256,650
Synchrony Financial	12,375	574,819
Upstart Holdings Inc.(a)	1,003	323,006

		6,267,222

Containers & Packaging — 0.3%
Amcor PLC	33,523	404,623
AptarGroup Inc.	1,437	173,561
Avery Dennison Corp.	1,807	393,420
Ball Corp.	7,039	643,928
Berry Global Group Inc.(a)	2,934	192,294
Crown Holdings Inc.	2,853	296,683
International Paper Co.	8,521	423,238
Packaging Corp. of America	2,032	279,136
Sealed Air Corp.	3,308	196,231
Westrock Co.	5,815	279,701

		3,282,815

Distributors — 0.1%
Genuine Parts Co.	3,065	401,852
LKQ Corp.(a)	5,874	323,540
Pool Corp.	867	446,644

		1,172,036

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)	1,334	221,444

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
Chegg Inc.(a)(b)	3,120	$185,453
Service Corp. International	3,587	245,673

		652,570

Diversified Financial Services — 1.3%
Berkshire Hathaway Inc., Class B(a)	40,121	11,515,128
Equitable Holdings Inc.	8,374	280,529
Voya Financial Inc.	2,455	171,286

		11,966,943

Diversified Telecommunication Services — 0.9%
AT&T Inc.	154,536	3,903,579
Lumen Technologies Inc.	21,780	258,311
Verizon Communications Inc.	89,607	4,748,275

		8,910,165

Electric Utilities — 1.4%
Alliant Energy Corp.	5,359	303,159
American Electric Power Co. Inc.	10,870	920,798
Avangrid Inc.	1,517	79,946
Duke Energy Corp.	16,622	1,695,610
Edison International	8,254	519,424
Entergy Corp.	4,364	449,579
Evergy Inc.	5,012	319,515
Eversource Energy	7,467	633,948
Exelon Corp.	21,242	1,129,862
FirstEnergy Corp.	11,754	452,882
NextEra Energy Inc.	42,461	3,623,197
NRG Energy Inc.	5,179	206,590
OGE Energy Corp.	4,417	150,487
PG&E Corp.(a)	32,371	375,504
Pinnacle West Capital Corp.	2,479	159,871
PPL Corp.	16,729	481,795
Southern Co. (The)	22,859	1,424,573
Xcel Energy Inc.	11,706	756,090

		13,682,830

Electrical Equipment — 0.7%
AMETEK Inc.	5,023	665,045
ChargePoint Holdings Inc.(a)	3,524	87,325
Eaton Corp. PLC	8,601	1,417,101
Emerson Electric Co.	12,893	1,250,750
Generac Holdings Inc.(a)	1,367	681,531
Hubbell Inc.	1,150	229,275
Plug Power Inc.(a)(b)	11,125	425,754
Rockwell Automation Inc.	2,522	805,527
Sensata Technologies Holding PLC(a)	3,478	191,638
Sunrun Inc.(a)	4,474	258,060
Vertiv Holdings Co.(b)	6,125	157,290

		6,169,296

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	12,994	997,549
Arrow Electronics Inc.(a)	1,531	177,213
CDW Corp./DE	2,987	557,524
Cognex Corp.	3,786	331,616
Corning Inc.	16,610	590,818
Flex Ltd.(a)(b)	10,528	177,923
IPG Photonics Corp.(a)	799	127,049
Jabil Inc.	3,168	189,953
Keysight Technologies Inc.(a)	4,005	720,980
TE Connectivity Ltd.	7,124	1,040,104
Teledyne Technologies Inc.(a)	1,013	455,060
Trimble Inc.(a)	5,425	473,982

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A(a)	1,147	$612,441

		6,452,212

Energy Equipment & Services — 0.2%
Baker Hughes Co.	17,998	451,390
Halliburton Co.	19,274	481,657
Schlumberger NV	30,074	970,187

		1,903,234

Entertainment — 1.9%
Activision Blizzard Inc.	16,875	1,319,456
Electronic Arts Inc.	6,158	863,660
Liberty Media Corp.-Liberty Formula One, Class A(a)	569	29,673
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	4,317	240,889
Live Nation Entertainment Inc.(a)	2,862	289,491
Netflix Inc.(a)	9,579	6,612,479
Playtika Holding Corp.(a)	2,224	62,895
Roku Inc.(a)	2,502	762,860
Take-Two Interactive Software Inc.(a)	2,540	459,740
Walt Disney Co. (The)(a)	39,329	6,649,354
Zynga Inc., Class A(a)	22,214	163,939

		17,454,436

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities Inc.	2,985	609,358
American Homes 4 Rent, Class A	5,936	241,002
American Tower Corp.	9,851	2,777,687
Americold Realty Trust	5,571	164,177
AvalonBay Communities Inc.	3,039	719,271
Boston Properties Inc.	3,078	349,784
Camden Property Trust	2,160	352,296
Crown Castle International Corp.	9,341	1,684,182
CubeSmart	4,383	241,109
CyrusOne Inc.	2,660	218,173
Digital Realty Trust Inc.	6,124	966,428
Duke Realty Corp.	8,253	464,149
Equinix Inc.	1,942	1,625,590
Equity LifeStyle Properties Inc.	3,738	315,898
Equity Residential	7,370	636,768
Essex Property Trust Inc.	1,403	476,922
Extra Space Storage Inc.	2,866	565,662
Federal Realty Investment Trust	1,541	185,459
Gaming and Leisure Properties Inc.	4,821	233,770
Healthpeak Properties Inc.	11,621	412,662
Host Hotels & Resorts Inc.(a)	15,555	261,791
Invitation Homes Inc.	12,510	516,038
Iron Mountain Inc.	6,162	281,234
Kilroy Realty Corp.	2,304	155,244
Kimco Realty Corp.	13,105	296,173
Lamar Advertising Co., Class A	1,885	213,382
Medical Properties Trust Inc.	12,798	272,981
Mid-America Apartment Communities Inc.	2,517	513,997
National Retail Properties Inc.	3,819	173,230
Omega Healthcare Investors Inc.	5,106	149,912
Prologis Inc.	15,990	2,317,910
Public Storage	3,313	1,100,512
Realty Income Corp.	8,459	604,226
Regency Centers Corp.	3,322	233,902
SBA Communications Corp.	2,379	821,540
Simon Property Group Inc.	7,138	1,046,288
STORE Capital Corp.	5,295	181,777

92	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Sun Communities Inc.	2,517	$493,282
UDR Inc.	6,061	336,567
Ventas Inc.	8,548	456,207
VEREIT Inc.	4,869	244,911
VICI Properties Inc.	13,335	391,382
Vornado Realty Trust	3,460	147,500
Welltower Inc.	9,081	730,112
Weyerhaeuser Co.	16,293	581,986
WP Carey Inc.	4,003	308,671

		26,071,102

Food & Staples Retailing — 1.3%
Casey’s General Stores Inc.	812	155,530
Costco Wholesale Corp.	9,568	4,703,055
Kroger Co. (The)	14,772	591,175
Performance Food Group Co.(a)	3,350	151,521
Sysco Corp.	11,010	846,669
U.S. Foods Holding Corp.(a)	4,823	167,213
Walgreens Boots Alliance Inc.	15,599	733,465
Walmart Inc.	30,930	4,621,561

		11,970,189

Food Products — 0.8%
Archer-Daniels-Midland Co.	12,151	780,580
Beyond Meat Inc.(a)(b)	1,305	129,169
Bunge Ltd.	3,086	285,887
Campbell Soup Co.	4,272	170,666
Conagra Brands Inc.	10,436	336,039
Darling Ingredients Inc.(a)	3,512	296,834
Freshpet Inc.(a)(b)	943	147,023
General Mills Inc.	13,171	813,968
Hershey Co. (The)	3,130	548,846
Hormel Foods Corp.	5,982	253,158
JM Smucker Co. (The)	2,349	288,598
Kellogg Co.	5,478	335,801
Kraft Heinz Co. (The)	14,618	524,640
Lamb Weston Holdings Inc.	3,079	173,810
McCormick & Co. Inc./MD, NVS	5,412	434,205
Mondelez International Inc., Class A	30,217	1,835,381
Tyson Foods Inc., Class A	6,410	512,608

		7,867,213

Gas Utilities — 0.0%
Atmos Energy Corp.	2,823	260,055
UGI Corp.	4,599	199,642

		459,697

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	38,371	4,945,638
ABIOMED Inc.(a)	979	325,067
Align Technology Inc.(a)	1,595	995,870
Baxter International Inc.	10,821	854,426
Becton Dickinson and Co.	6,204	1,486,416
Boston Scientific Corp.(a)	30,905	1,332,933
Cooper Companies Inc. (The)	1,069	445,688
Danaher Corp.	13,753	4,287,773
DENTSPLY SIRONA Inc.	4,692	268,429
Dexcom Inc.(a)	2,089	1,301,886
Edwards Lifesciences Corp.(a)	13,525	1,620,566
Hill-Rom Holdings Inc.	1,405	217,635
Hologic Inc.(a)	5,507	403,718
IDEXX Laboratories Inc.(a)	1,835	1,222,367
Insulet Corp.(a)	1,497	464,100

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Intuitive Surgical Inc.(a)	7,719	$2,787,562
Masimo Corp.(a)	1,086	307,924
Medtronic PLC	29,088	3,486,488
Novocure Ltd.(a)	1,884	193,242
Penumbra Inc.(a)	741	204,924
ResMed Inc.	3,164	831,847
STERIS PLC	2,168	506,748
Stryker Corp.	7,257	1,930,870
Teleflex Inc.	1,013	361,580
Zimmer Biomet Holdings Inc.	4,531	648,477

		31,432,174

Health Care Providers & Services — 2.5%
Agilon Health Inc.(a)	1,016	24,892
Amedisys Inc.(a)	725	122,772
AmerisourceBergen Corp.	3,205	391,074
Anthem Inc.	5,273	2,294,440
Cardinal Health Inc.	6,307	301,538
Centene Corp.(a)	12,669	902,540
Chemed Corp.	338	163,000
Cigna Corp.	7,344	1,568,752
CVS Health Corp.	28,561	2,549,926
DaVita Inc.(a)	1,450	149,698
Encompass Health Corp.	2,182	138,688
Guardant Health Inc.(a)	2,200	256,938
HCA Healthcare Inc.	5,320	1,332,447
Henry Schein Inc.(a)	3,056	233,326
Humana Inc.	2,791	1,292,680
Laboratory Corp. of America Holdings(a)	2,094	601,020
LHC Group Inc.(a)	704	94,751
McKesson Corp.	3,359	698,269
Molina Healthcare Inc.(a)	1,256	371,424
Quest Diagnostics Inc.	2,655	389,701
UnitedHealth Group Inc.	20,409	9,397,732
Universal Health Services Inc., Class B	1,615	200,421

		23,476,029

Health Care Technology — 0.2%
Cerner Corp.	6,421	477,016
Teladoc Health Inc.(a)	3,459	517,432
Veeva Systems Inc., Class A(a)	3,004	952,298

		1,946,746

Hotels, Restaurants & Leisure — 2.0%
Airbnb Inc., Class A(a)	7,258	1,238,650
Aramark	5,609	204,616
Booking Holdings Inc.(a)	888	2,149,653
Boyd Gaming Corp.(a)	1,755	111,934
Caesars Entertainment Inc.(a)	4,636	507,457
Carnival Corp.(a)	17,358	384,653
Chipotle Mexican Grill Inc.(a)	608	1,081,650
Churchill Downs Inc.	751	172,730
Darden Restaurants Inc.	2,831	408,060
Domino’s Pizza Inc.	800	391,176
DraftKings Inc., Class A(a)(b)	7,050	328,460
Expedia Group Inc.(a)	3,156	518,878
Hilton Worldwide Holdings Inc.(a)	6,056	871,761
Las Vegas Sands Corp.(a)	7,468	289,833
Marriott International Inc./MD, Class A(a)	5,943	950,999
McDonald’s Corp.	16,163	3,968,825
MGM Resorts International	8,623	406,661
Norwegian Cruise Line Holdings Ltd.(a)(b)	8,042	206,840

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Penn National Gaming Inc.(a)(b)	3,594	$257,330
Royal Caribbean Cruises Ltd.(a)	4,849	409,401
Starbucks Corp.	25,520	2,706,906
Texas Roadhouse Inc.	1,425	126,554
Vail Resorts Inc.	870	299,898
Wynn Resorts Ltd.(a)	2,321	208,426
Yum! Brands Inc.	6,408	800,616

		19,001,967

Household Durables — 0.4%
DR Horton Inc.	7,029	627,479
Garmin Ltd.	3,302	474,167
Lennar Corp., Class A	5,903	589,887
Lennar Corp., Class B	343	28,153
Mohawk Industries Inc.(a)(b)	1,215	215,310
Newell Brands Inc.	8,332	190,720
NVR Inc.(a)	72	352,426
PulteGroup Inc.	5,639	271,123
Tempur Sealy International Inc.	4,268	189,798
Toll Brothers Inc.	2,444	147,055
Whirlpool Corp.	1,337	281,880

		3,367,998

Household Products — 1.1%
Church & Dwight Co. Inc.	5,335	466,066
Clorox Co. (The)	2,652	432,302
Colgate-Palmolive Co.	18,205	1,387,039
Kimberly-Clark Corp.	7,316	947,349
Procter & Gamble Co. (The)	52,539	7,512,552

		10,745,308

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	14,487	364,059
Vistra Corp.	10,153	198,897

		562,956

Industrial Conglomerates — 1.0%
3M Co.	12,520	2,237,074
General Electric Co.(b)	23,753	2,490,977
Honeywell International Inc.	14,942	3,266,620
Roper Technologies Inc.	2,288	1,116,246

		9,110,917

Insurance — 2.0%
Aflac Inc.	13,406	719,501
Alleghany Corp.(a)	301	196,065
Allstate Corp. (The)	6,424	794,456
American Financial Group Inc./OH	1,410	191,816
American International Group Inc.	18,494	1,092,811
Aon PLC, Class A	4,873	1,558,970
Arch Capital Group Ltd.(a)	8,603	359,777
Arthur J Gallagher & Co.	4,458	747,473
Assurant Inc.	1,284	207,122
Athene Holding Ltd., Class A(a)	2,713	236,058
Brown & Brown Inc.	5,006	315,929
Chubb Ltd.	9,479	1,852,007
Cincinnati Financial Corp.	3,259	395,773
Erie Indemnity Co., Class A, NVS	548	112,784
Everest Re Group Ltd.	860	224,890
Fidelity National Financial Inc.	6,118	293,113
Globe Life Inc.	2,043	181,868
Hartford Financial Services Group Inc. (The)	7,542	550,038
Lincoln National Corp.	3,838	276,912
Loews Corp.	4,416	247,605

Security	Shares	Value

Insurance (continued)
Markel Corp.(a)	299	$392,626
Marsh & McLennan Companies Inc.	10,948	1,826,126
MetLife Inc.	15,822	993,622
Old Republic International Corp.	6,165	159,242
Principal Financial Group Inc.	5,422	363,762
Progressive Corp. (The)	12,614	1,196,816
Prudential Financial Inc.	8,403	924,750
Reinsurance Group of America Inc.	1,449	171,098
RenaissanceRe Holdings Ltd.	995	141,091
Travelers Companies Inc. (The)	5,409	870,200
W R Berkley Corp.	3,085	245,566
Willis Towers Watson PLC	2,802	678,869

		18,518,736

Interactive Media & Services — 6.2%
Alphabet Inc., Class A(a)	6,518	19,299,276
Alphabet Inc., Class C, NVS(a)	6,098	18,083,070
Bumble Inc., Class A(a)(b)	1,539	80,828
IAC/InterActiveCorp.(a)	1,788	272,438
Match Group Inc.(a)	6,013	906,640
Meta Platforms Inc, Class A(a)	51,594	16,694,271
Pinterest Inc., Class A(a)	11,984	534,966
Snap Inc., Class A, NVS(a)	22,638	1,190,306
Twitter Inc.(a)	17,334	928,062

		57,989,857

Internet & Direct Marketing Retail — 3.8%
Amazon.com Inc.(a)	9,426	31,788,525
Chewy Inc., Class A(a)(b)	1,815	137,577
DoorDash Inc., Class A(a)	3,329	648,489
eBay Inc.	14,069	1,079,374
Etsy Inc.(a)	2,721	682,127
MercadoLibre Inc.(a)	989	1,464,729
Wayfair Inc., Class A(a)	1,680	418,488

		36,219,309

IT Services — 5.0%
Accenture PLC, Class A	13,726	4,924,752
Affirm Holdings Inc.(a)	2,020	328,250
Akamai Technologies Inc.(a)	3,532	372,485
Automatic Data Processing Inc.	9,144	2,052,737
Broadridge Financial Solutions Inc.	2,515	448,701
Cloudflare Inc., Class A(a)	5,722	1,114,188
Cognizant Technology Solutions Corp., Class A	11,347	886,087
Concentrix Corp.	906	160,978
DXC Technology Co.(a)	5,541	180,470
EPAM Systems Inc.(a)	1,225	824,719
Euronet Worldwide Inc.(a)	1,148	128,794
Fidelity National Information Services Inc.	13,344	1,477,715
Fiserv Inc.(a)	12,864	1,266,975
FleetCor Technologies Inc.(a)	1,774	438,905
Gartner Inc.(a)	1,818	603,412
Genpact Ltd.	3,682	181,707
Global Payments Inc.	6,364	909,988
GoDaddy Inc., Class A(a)	3,634	251,364
International Business Machines Corp.	19,399	2,426,815
Jack Henry & Associates Inc.	1,612	268,366
Mastercard Inc., Class A	18,855	6,326,230
MongoDB Inc.(a)(b)	1,404	731,891
Okta Inc.(a)	2,716	671,341
Paychex Inc.	6,891	849,522
PayPal Holdings Inc.(a)	25,431	5,914,996

94	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Snowflake Inc., Class A(a)	4,925	$1,742,662
Square Inc., Class A(a)	8,597	2,187,936
Twilio Inc., Class A(a)	3,625	1,056,180
VeriSign Inc.(a)	2,115	470,947
Visa Inc., Class A	36,527	7,735,323
Western Union Co. (The)	8,639	157,403
WEX Inc.(a)	975	145,958

		47,237,797

Leisure Products — 0.2%
Brunswick Corp./DE	1,693	157,601
Hasbro Inc.	2,813	269,373
Mattel Inc.(a)	7,585	165,429
Peloton Interactive Inc., Class A(a)(b)	5,843	534,284
Polaris Inc.	1,254	144,147
YETI Holdings Inc.(a)	1,899	186,729

		1,457,563

Life Sciences Tools & Services — 1.5%
10X Genomics Inc., Class A(a)	1,968	317,379
Agilent Technologies Inc.	6,591	1,038,017
Avantor Inc.(a)	12,690	512,422
Bio-Rad Laboratories Inc., Class A(a)	461	366,348
Bio-Techne Corp.	837	438,295
Bruker Corp.	2,235	179,471
Charles River Laboratories International Inc.(a)	1,083	485,920
Illumina Inc.(a)	3,172	1,316,570
IQVIA Holdings Inc.(a)	4,135	1,080,972
Mettler-Toledo International Inc.(a)	502	743,402
PerkinElmer Inc.	2,416	427,366
PPD Inc.(a)	2,401	113,255
Repligen Corp.(a)	1,092	317,226
Sotera Health Co.(a)	2,152	53,154
Syneos Health Inc.(a)	2,199	205,255
Thermo Fisher Scientific Inc.	8,516	5,391,224
Waters Corp.(a)	1,316	483,696
West Pharmaceutical Services Inc.	1,602	688,668

		14,158,640

Machinery — 1.6%
AGCO Corp.	1,341	163,884
Caterpillar Inc.	11,845	2,416,499
Cummins Inc.	3,119	748,061
Deere & Co.	6,140	2,101,783
Donaldson Co. Inc.	2,746	164,788
Dover Corp.	3,115	526,684
Fortive Corp.	7,785	589,402
Graco Inc.	3,721	279,745
IDEX Corp.	1,644	365,905
Illinois Tool Works Inc.	6,185	1,409,376
Ingersoll Rand Inc.(a)	8,802	473,196
ITT Inc.	1,875	176,381
Lincoln Electric Holdings Inc.	1,298	184,835
Middleby Corp. (The)(a)	1,211	220,935
Nordson Corp.	1,157	294,121
Oshkosh Corp.	1,493	159,751
Otis Worldwide Corp.	9,271	744,554
PACCAR Inc.	7,549	676,541
Parker-Hannifin Corp.	2,804	831,638
Pentair PLC	3,539	261,780
Snap-on Inc.	1,156	234,934
Stanley Black & Decker Inc.	3,512	631,212

Security	Shares	Value

Machinery (continued)
Toro Co. (The)	2,320	$221,490
Westinghouse Air Brake Technologies Corp.	4,107	372,628
Woodward Inc.	1,381	155,984
Xylem Inc./NY	3,912	510,868

		14,916,975

Media — 1.1%
Altice USA Inc., Class A(a)(b)	5,007	81,614
Cable One Inc.	108	184,811
Charter Communications Inc., Class A(a)	2,743	1,851,223
Comcast Corp., Class A	99,134	5,098,462
Discovery Inc., Class A(a)(b)	3,592	84,196
Discovery Inc., Class C, NVS(a)	6,521	147,114
DISH Network Corp., Class A(a)	5,456	224,078
Fox Corp., Class A, NVS	6,871	273,054
Fox Corp., Class B	3,116	115,167
Interpublic Group of Companies Inc. (The)	8,614	315,014
Liberty Broadband Corp., Class A(a)(b)	529	85,047
Liberty Broadband Corp., Class C, NVS(a)	3,153	512,205
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	1,606	79,947
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	3,473	171,288
New York Times Co. (The), Class A	3,629	198,107
News Corp., Class A, NVS	8,624	197,490
News Corp., Class B	2,691	60,709
Omnicom Group Inc.	4,678	318,478
Sirius XM Holdings Inc.(b)	20,237	123,243
ViacomCBS Inc., Class B, NVS	13,028	471,874

		10,593,121

Metals & Mining — 0.4%
Cleveland-Cliffs Inc.(a)	9,994	240,955
Freeport-McMoRan Inc.	31,873	1,202,250
Newmont Corp.	17,360	937,440
Nucor Corp.	6,380	712,327
Reliance Steel & Aluminum Co.	1,338	195,562
Royal Gold Inc.	1,447	143,282
Southern Copper Corp.	1,905	114,281
Steel Dynamics Inc.	4,211	278,263

		3,824,360

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	11,373	181,058
Annaly Capital Management Inc.	30,860	261,076
Starwood Property Trust Inc.	6,237	158,856

		600,990

Multi-Utilities — 0.6%
Ameren Corp.	5,521	465,365
CenterPoint Energy Inc.	12,619	328,599
CMS Energy Corp.	6,232	376,101
Consolidated Edison Inc.	7,678	578,921
Dominion Energy Inc.	17,531	1,331,129
DTE Energy Co.	4,209	477,090
NiSource Inc.	8,269	203,996
Public Service Enterprise Group Inc.	10,982	700,652
Sempra Energy	6,937	885,369
WEC Energy Group Inc.	6,857	617,542

		5,964,764

Multiline Retail — 0.5%
Dollar General Corp.	5,089	1,127,315
Dollar Tree Inc.(a)	5,046	543,757
Kohl’s Corp.	3,395	164,760

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail (continued)
Target Corp.	10,708	$2,780,011

		4,615,843

Oil, Gas & Consumable Fuels — 2.5%
APA Corp.	8,221	215,472
Cheniere Energy Inc.(a)	5,123	529,718
Chevron Corp.	41,858	4,792,322
ConocoPhillips	28,944	2,156,039
Continental Resources Inc./OK(b)	1,145	55,888
Coterra Energy Inc.	17,580	374,806
Devon Energy Corp.	13,678	548,214
Diamondback Energy Inc.	3,697	396,281
EOG Resources Inc.	12,563	1,161,575
Exxon Mobil Corp.	91,630	5,907,386
Hess Corp.	5,949	491,209
Kinder Morgan Inc.	42,349	709,346
Marathon Oil Corp.	17,139	279,709
Marathon Petroleum Corp.	13,864	914,054
Occidental Petroleum Corp.	19,271	646,157
ONEOK Inc.	9,684	616,096
Phillips 66	9,520	711,906
Pioneer Natural Resources Co.	4,929	921,624
Targa Resources Corp.	4,973	271,874
Texas Pacific Land Corp.	136	173,219
Valero Energy Corp.	8,886	687,154
Williams Companies Inc. (The)	26,415	741,997

		23,302,046

Personal Products — 0.2%
Coty Inc., Class A(a)	7,268	61,633
Estee Lauder Companies Inc. (The), Class A	5,009	1,624,569

		1,686,202

Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	48,094	2,808,690
Catalent Inc.(a)	3,699	509,944
Elanco Animal Health Inc.(a)(b)	10,132	333,140
Eli Lilly & Co.	17,185	4,378,051
Jazz Pharmaceuticals PLC(a)	1,338	178,007
Johnson & Johnson	56,978	9,280,577
Merck & Co. Inc.	54,788	4,824,083
Pfizer Inc.	121,350	5,307,849
Royalty Pharma PLC, Class A	7,698	304,302
Viatris Inc.	26,017	347,327
Zoetis Inc.	10,252	2,216,482

		30,488,452

Professional Services — 0.6%
Booz Allen Hamilton Holding Corp.	2,945	255,803
Clarivate PLC(a)(b)	8,082	189,523
CoStar Group Inc.(a)	8,590	739,169
Dun & Bradstreet Holdings Inc.(a)	3,040	57,274
Equifax Inc.	2,647	734,357
IHS Markit Ltd.	8,659	1,131,904
Jacobs Engineering Group Inc.	2,803	393,597
Leidos Holdings Inc.	3,074	307,339
Nielsen Holdings PLC	7,795	157,849
Robert Half International Inc.	2,456	277,700
TransUnion	4,155	479,030
Verisk Analytics Inc.	3,482	732,160

		5,455,705

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	7,300	759,784

Security	Shares	Value

Real Estate Management & Development (continued)
Jones Lang LaSalle Inc.(a)	1,077	$278,114
Opendoor Technologies Inc.(a)	8,274	196,176
Zillow Group Inc., Class A(a)	824	87,113
Zillow Group Inc., Class C, NVS(a)(b)	3,676	380,944

		1,702,131

Road & Rail — 1.1%
AMERCO	212	156,242
CSX Corp.	48,674	1,760,539
JB Hunt Transport Services Inc.	1,797	354,350
Kansas City Southern	1,976	613,054
Knight-Swift Transportation Holdings Inc.	3,606	204,424
Lyft Inc., Class A(a)	6,312	289,531
Norfolk Southern Corp.	5,328	1,561,370
Old Dominion Freight Line Inc.	2,037	695,330
TuSimple Holdings Inc., Class A(a)(b)	725	28,362
Uber Technologies Inc.(a)	35,003	1,533,831
Union Pacific Corp.	14,114	3,407,120
XPO Logistics Inc.(a)	2,087	179,065

		10,783,218

Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices Inc.(a)	26,252	3,156,278
Analog Devices Inc.	11,634	2,018,383
Applied Materials Inc.	19,782	2,703,210
Broadcom Inc.	8,879	4,720,698
Brooks Automation Inc.	1,613	187,834
Enphase Energy Inc.(a)	2,894	670,337
Entegris Inc.(b)	2,914	410,233
First Solar Inc.(a)	2,149	256,999
Intel Corp.	87,808	4,302,592
KLA Corp.	3,310	1,233,836
Lam Research Corp.	3,079	1,735,232
Marvell Technology Inc.	17,803	1,219,505
Microchip Technology Inc.	11,890	880,930
Micron Technology Inc.	24,366	1,683,691
MKS Instruments Inc.	1,205	180,810
Monolithic Power Systems Inc.	932	489,729
NVIDIA Corp.	53,936	13,789,817
NXP Semiconductors NV	5,759	1,156,753
ON Semiconductor Corp.(a)	9,335	448,733
Qorvo Inc.(a)	2,399	403,584
QUALCOMM Inc.	24,414	3,248,038
Skyworks Solutions Inc.	3,593	600,498
SolarEdge Technologies Inc.(a)	1,113	394,759
Teradyne Inc.	3,538	489,093
Texas Instruments Inc.	19,981	3,746,038
Universal Display Corp	951	174,223
Wolfspeed Inc.(a)(b)	2,465	296,071
Xilinx Inc.	5,349	962,820

		51,560,724

Software — 10.7%
Adobe Inc.(a)	10,310	6,705,212
Anaplan Inc.(a)	3,127	203,912
ANSYS Inc.(a)	1,893	718,545
AppLovin Corp., Class A(a)	565	55,511
Aspen Technology Inc.(a)	1,499	234,878
Autodesk Inc.(a)	4,748	1,508,012
Avalara Inc.(a)	1,885	338,621
Bill.com Holdings Inc.(a)	1,917	564,192
Black Knight Inc.(a)	3,332	233,606

96	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Cadence Design Systems Inc.(a)	6,012	$1,040,737
Ceridian HCM Holding Inc.(a)	2,888	361,722
Citrix Systems Inc.	2,722	257,855
Coupa Software Inc.(a)	1,595	363,181
Crowdstrike Holdings Inc., Class A(a)	4,328	1,219,630
Datadog Inc., Class A(a)	5,208	869,996
DocuSign Inc.(a)	4,225	1,175,775
Dropbox Inc., Class A(a)	6,136	187,087
Dynatrace Inc.(a)	4,261	319,575
Elastic NV(a)	1,551	269,114
Fair Isaac Corp.(a)	605	240,911
Five9 Inc.(a)	1,483	234,329
Fortinet Inc.(a)	2,949	991,867
Guidewire Software Inc.(a)	1,778	223,548
HubSpot Inc.(a)	968	784,303
Intuit Inc.	5,915	3,702,731
Manhattan Associates Inc.(a)	1,382	250,888
Microsoft Corp.	162,650	53,937,993
NortonLifeLock Inc.	12,522	318,685
Nuance Communications Inc.(a)	6,121	336,961
Oracle Corp.	35,653	3,420,549
Palantir Technologies Inc., Class A(a)	34,051	881,240
Palo Alto Networks Inc.(a)	2,101	1,069,598
Paycom Software Inc.(a)	1,043	571,408
Paylocity Holding Corp.(a)	840	256,318
Pegasystems Inc.	875	103,880
PTC Inc.(a)	2,275	289,721
RingCentral Inc., Class A(a)	1,745	425,396
salesforce.com Inc.(a)	21,027	6,301,582
ServiceNow Inc.(a)	4,287	2,991,297
Smartsheet Inc., Class A(a)	2,719	187,638
Splunk Inc.(a)	3,533	582,309
SS&C Technologies Holdings Inc.	4,826	383,522
Synopsys Inc.(a)	3,315	1,104,492
Trade Desk Inc. (The), Class A(a)(b)	9,436	706,851
Tyler Technologies Inc.(a)	883	479,663
VMware Inc., Class A(a)	1,744	264,565
Workday Inc., Class A(a)	4,106	1,190,658
Zendesk Inc.(a)	2,597	264,375
Zoom Video Communications Inc., Class A(a)	4,663	1,280,693
Zscaler Inc.(a)	1,696	540,787

		100,945,919

Specialty Retail — 2.3%
Advance Auto Parts Inc.	1,415	319,111
AutoNation Inc.(a)	949	114,943
AutoZone Inc.(a)	467	833,520
Bath & Body Works Inc.	5,659	390,980
Best Buy Co. Inc.	4,845	592,253
Burlington Stores Inc.(a)	1,442	398,410
CarMax Inc.(a)(b)	3,549	485,929
Carvana Co.(a)(b)	1,836	556,638
Five Below Inc.(a)	1,202	237,155
Floor & Decor Holdings Inc., Class A(a)	2,302	312,888
GameStop Corp., Class A(a)(b)	1,350	247,738
Gap Inc. (The)	4,532	102,831
Home Depot Inc. (The)	23,014	8,555,224
Lithia Motors Inc.	649	207,174
Lowe’s Companies Inc.	15,299	3,577,212
O’Reilly Automotive Inc.(a)	1,498	932,235
RH(a)	368	242,744

Security	Shares	Value

Specialty Retail (continued)
Ross Stores Inc.	7,753	$877,640
TJX Companies Inc. (The)	26,079	1,707,914
Tractor Supply Co.	2,463	534,890
Ulta Beauty Inc.(a)	1,191	437,526
Williams-Sonoma Inc.	1,631	302,926

		21,967,881

Technology Hardware, Storage & Peripherals — 5.7%
Apple Inc.	339,885	50,914,773
Dell Technologies Inc., Class C(a)	6,030	663,240
Hewlett Packard Enterprise Co.	28,396	416,001
HP Inc.	26,121	792,250
NetApp Inc.	4,838	432,033
Seagate Technology Holdings PLC	4,548	405,090
Western Digital Corp.(a)	6,664	348,461

		53,971,848

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	3,293	175,319
Deckers Outdoor Corp.(a)	599	236,791
Lululemon Athletica Inc.(a)	2,552	1,189,258
Nike Inc., Class B	27,663	4,627,743
PVH Corp.(a)	1,552	169,680
Tapestry Inc.	6,063	236,336
Under Armour Inc., Class A(a)	4,103	90,102
Under Armour Inc., Class C, NVS(a)	4,271	80,636
VF Corp.	6,993	509,650

		7,315,515

Tobacco — 0.5%
Altria Group Inc.	39,874	1,758,842
Philip Morris International Inc.	33,733	3,189,118

		4,947,960

Trading Companies & Distributors — 0.2%
Fastenal Co.	12,489	712,872
SiteOne Landscape Supply Inc.(a)(b)	968	227,441
United Rentals Inc.(a)	1,577	597,857
Watsco Inc.	696	201,548
WW Grainger Inc.	954	441,807

		2,181,525

Water Utilities — 0.1%
American Water Works Co. Inc.	3,942	686,618
Essential Utilities Inc.	4,735	222,876

		909,494

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	12,660	1,456,280

Total Common Stocks — 99.7% (Cost: $749,175,265)		938,628,785

Short-Term Investments

Money Market Funds — 1.3%

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	10,332,635	10,337,801

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,673,000	$1,673,000

		12,010,801

Total Short-Term Investments — 1.3% (Cost: $12,010,801)		12,010,801

Total Investments in Securities — 101.0% (Cost: $761,186,066)		950,639,586

Other Assets, Less Liabilities — (1.0)%		(9,548,523)

Net Assets — 100.0%		$941,091,063

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$17,348,833	$—		$(7,011,356	)(a)	$(619)	$943	$10,337,801	10,332,635	$13,840	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,623,000	50,000	(a)	—		—	—	1,673,000	1,673,000	57		—
BlackRock Inc.	2,693,039	15,765		(177,397)		86,063	306,313	2,923,783	3,099	26,304		—

						$85,444	$307,256	$14,934,584		$40,201		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	10	12/17/21	$2,299	$80,150

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$80,150

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

98	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar U.S. Equity ETF

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$223,717

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$10,885

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,120,325

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$938,628,785	$—	$—	$938,628,785
Money Market Funds	12,010,801	—	—	12,010,801

	$950,639,586	$—	$—	$950,639,586

Derivative financial instruments(a)
Assets
Futures Contracts	$80,150	$—	$—	$80,150

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (unaudited) October 31, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
Boeing Co. (The)(a)	20,995	$4,346,595
General Dynamics Corp.	8,823	1,788,863
Howmet Aerospace Inc.	4,294	127,489
Huntington Ingalls Industries Inc.	786	159,346
L3Harris Technologies Inc.	7,641	1,761,556
Lockheed Martin Corp.	9,396	3,122,479
Northrop Grumman Corp.	5,744	2,051,871
Raytheon Technologies Corp.	57,456	5,105,540
Textron Inc.	4,602	339,858
TransDigm Group Inc.(a)	674	420,455

		19,224,052

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	3,086	299,311
Expeditors International of Washington Inc.	2,184	269,200
FedEx Corp.	9,387	2,210,920
United Parcel Service Inc., Class B	19,929	4,254,244

		7,033,675

Airlines — 0.4%
Alaska Air Group Inc.(a)	4,727	249,586
American Airlines Group Inc.(a)	24,765	475,488
Delta Air Lines Inc.(a)	24,291	950,507
Southwest Airlines Co.(a)	22,626	1,069,757
United Airlines Holdings Inc.(a)	12,289	567,014

		3,312,352

Auto Components — 0.3%
Aptiv PLC(a)	6,080	1,051,171
Autoliv Inc.	2,995	290,066
BorgWarner Inc.	9,113	410,723
Gentex Corp.	5,253	185,904
Lear Corp.	2,285	392,677

		2,330,541

Automobiles — 0.7%
Ford Motor Co.(a)	149,715	2,557,132
General Motors Co.(a)	55,348	3,012,592
Harley-Davidson Inc.	5,839	213,065
Thor Industries Inc.	998	101,756

		5,884,545

Banks — 7.9%
Bank of America Corp.	282,166	13,481,891
Citigroup Inc.	77,229	5,341,158
Citizens Financial Group Inc.	16,180	766,608
Comerica Inc.	5,123	435,916
Commerce Bancshares Inc.	2,154	151,879
Cullen/Frost Bankers Inc.	2,147	278,037
East West Bancorp. Inc.	5,390	428,397
Fifth Third Bancorp.	26,408	1,149,540
First Horizon Corp.	20,980	356,031
Huntington Bancshares Inc./OH	33,365	525,165
JPMorgan Chase & Co.	113,861	19,343,845
KeyCorp.	36,546	850,425
M&T Bank Corp.	4,890	719,417
People’s United Financial Inc.	16,243	278,405
PNC Financial Services Group Inc. (The)	9,383	1,980,094
Regions Financial Corp	19,482	461,334
Signature Bank/New York NY	1,345	400,568
SVB Financial Group(a)	715	512,941
Truist Financial Corp.	50,883	3,229,544

Security	Shares	Value

Banks (continued)
U.S. Bancorp.	51,435	$3,105,131
Wells Fargo & Co.	156,471	8,005,056
Western Alliance Bancorp.	1,795	208,382
Zions Bancorp. NA	6,218	391,672

		62,401,436

Beverages — 2.5%
Brown-Forman Corp., Class A	896	57,371
Brown-Forman Corp., Class B, NVS	2,921	198,307
Coca-Cola Co. (The)	148,033	8,344,620
Constellation Brands Inc., Class A	6,398	1,387,150
Keurig Dr Pepper Inc.	28,203	1,017,846
Molson Coors Beverage Co., Class B	7,151	315,288
PepsiCo Inc.	52,664	8,510,502

		19,831,084

Biotechnology — 2.6%
AbbVie Inc.	67,337	7,721,534
Amgen Inc.	21,638	4,478,417
Biogen Inc.(a)	5,667	1,511,275
Bridgebio Pharma Inc.(a)(b)	2,231	110,167
CRISPR Therapeutics AG(a)(b)	1,407	128,501
Gilead Sciences Inc.	47,795	3,100,940
Novavax Inc.(a)	1,755	261,197
Regeneron Pharmaceuticals Inc.(a)	4,011	2,566,799
United Therapeutics Corp.(a)	1,712	326,581

		20,205,411

Building Products — 0.9%
A O Smith Corp.	2,333	170,472
Allegion PLC	1,581	202,842
Builders FirstSource Inc.(a)	3,119	181,744
Carlisle Companies Inc.	946	210,883
Carrier Global Corp.	32,995	1,723,329
Fortune Brands Home & Security Inc.	2,748	278,647
Johnson Controls International PLC	27,083	1,987,080
Lennox International Inc.	400	119,712
Masco Corp.	5,395	353,642
Owens Corning	3,894	363,739
Trane Technologies PLC	6,043	1,093,360

		6,685,450

Capital Markets — 4.6%
Ameriprise Financial Inc.	4,322	1,305,806
Apollo Global Management Inc.	3,108	239,161
Bank of New York Mellon Corp. (The)	30,197	1,787,662
BlackRock Inc.(c)	5,451	5,142,800
Blackstone Inc., NVS	13,165	1,822,299
Carlyle Group Inc. (The)	1,562	87,706
Charles Schwab Corp. (The)	36,562	2,999,181
CME Group Inc.	13,693	3,019,991
Franklin Resources Inc.	10,771	339,179
Goldman Sachs Group Inc. (The)	12,845	5,309,481
Intercontinental Exchange Inc.	14,484	2,005,455
Invesco Ltd.	13,060	331,855
Jefferies Financial Group Inc.	7,596	326,628
Morgan Stanley	55,619	5,716,521
Nasdaq Inc.	1,838	385,741
Northern Trust Corp.	7,971	980,752
Raymond James Financial Inc.	3,715	366,262
S&P Global Inc.	3,165	1,500,716
SEI Investments Co.	2,154	135,788
State Street Corp.	13,982	1,377,926

100	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
T Rowe Price Group Inc.	5,553	$1,204,335

		36,385,245

Chemicals — 2.4%
Air Products & Chemicals Inc.	5,938	1,780,272
Albemarle Corp.	1,277	319,850
Axalta Coating Systems Ltd.(a)	5,377	167,709
Celanese Corp.	2,039	329,319
CF Industries Holdings Inc.	8,152	463,034
Corteva Inc.	14,970	645,955
Dow Inc.	28,359	1,587,253
DuPont de Nemours Inc.	19,890	1,384,344
Eastman Chemical Co.	5,185	539,395
Ecolab Inc.	5,079	1,128,655
FMC Corp.	2,926	266,295
International Flavors & Fragrances Inc.	9,469	1,396,204
Linde PLC	12,725	4,061,820
LyondellBasell Industries NV, Class A	10,108	938,225
Mosaic Co. (The)	13,130	545,814
PPG Industries Inc.	6,772	1,087,380
RPM International Inc.	1,969	171,697
Scotts Miracle-Gro Co. (The)	436	64,729
Sherwin-Williams Co. (The)	4,958	1,569,752
Westlake Chemical Corp.	1,267	123,330

		18,571,032

Commercial Services & Supplies — 0.4%
Cintas Corp.	1,679	727,175
Republic Services Inc.	5,396	726,301
Waste Management Inc.	10,665	1,708,853

		3,162,329

Communications Equipment — 1.4%
Ciena Corp.(a)	3,489	189,418
Cisco Systems Inc.	160,579	8,987,607
F5 Networks Inc.(a)	1,184	250,001
Juniper Networks Inc.	12,463	367,908
Motorola Solutions Inc.	4,170	1,036,620

		10,831,554

Construction & Engineering — 0.1%
AECOM(a)	3,424	234,099
MasTec Inc.(a)	1,093	97,419
Quanta Services Inc.	3,261	395,494

		727,012

Construction Materials — 0.0%
Martin Marietta Materials Inc.	884	347,271

Consumer Finance — 0.8%
Ally Financial Inc.	13,647	651,508
American Express Co.	11,085	1,926,351
Capital One Financial Corp.	9,994	1,509,394
Discover Financial Services	11,388	1,290,488
OneMain Holdings Inc.	4,207	222,171
Synchrony Financial	21,635	1,004,946

		6,604,858

Containers & Packaging — 0.5%
Amcor PLC	58,679	708,255
AptarGroup Inc.	1,211	146,265
Avery Dennison Corp.	1,194	259,958
Ball Corp.	3,520	322,010
Berry Global Group Inc.(a)	5,126	335,958
Crown Holdings Inc.	2,810	292,212

Security	Shares	Value

Containers & Packaging (continued)
International Paper Co.	14,862	$738,195
Packaging Corp. of America	3,604	495,081
Sealed Air Corp.	5,779	342,810
Westrock Co.	10,107	486,147

		4,126,891

Distributors — 0.1%
Genuine Parts Co.	5,482	718,745
LKQ Corp.(a)	5,389	296,826

		1,015,571

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)	1,086	180,276
Service Corp. International	3,151	215,812

		396,088

Diversified Financial Services — 1.4%
Berkshire Hathaway Inc., Class B(a)	35,316	10,136,045
Equitable Holdings Inc.	14,547	487,325
Voya Financial Inc.	2,248	156,843

		10,780,213

Diversified Telecommunication Services — 2.0%
AT&T Inc.	272,064	6,872,337
Lumen Technologies Inc.	37,791	448,201
Verizon Communications Inc.	157,756	8,359,490

		15,680,028

Electric Utilities — 3.0%
Alliant Energy Corp.	9,497	537,245
American Electric Power Co. Inc.	19,023	1,611,438
Avangrid Inc.	2,645	139,392
Duke Energy Corp.	29,331	2,992,055
Edison International	14,423	907,639
Entergy Corp.	7,626	785,631
Evergy Inc.	8,709	555,199
Eversource Energy	13,143	1,115,841
Exelon Corp.	37,334	1,985,796
FirstEnergy Corp.	20,658	795,953
NextEra Energy Inc.	74,751	6,378,503
NRG Energy Inc.	6,643	264,989
OGE Energy Corp.	7,731	263,395
PG&E Corp.(a)	57,712	669,459
Pinnacle West Capital Corp.	4,281	276,082
PPL Corp.	29,235	841,968
Southern Co. (The)	40,388	2,516,980
Xcel Energy Inc.	20,553	1,327,518

		23,965,083

Electrical Equipment — 0.8%
AMETEK Inc.	4,173	552,505
Eaton Corp. PLC	15,206	2,505,341
Emerson Electric Co.	22,814	2,213,186
Hubbell Inc.	1,422	283,504
Rockwell Automation Inc.	1,715	547,771
Sensata Technologies Holding PLC(a)	6,011	331,206
Sunrun Inc.(a)(b)	2,813	162,254

		6,595,767

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	13,235	1,016,051
Arrow Electronics Inc.(a)	2,747	317,965
CDW Corp./DE	2,050	382,633
Corning Inc.	11,969	425,737
Flex Ltd.(a)	18,565	313,749

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Jabil Inc.	3,797	$227,668
Keysight Technologies Inc.(a)	2,014	362,560
TE Connectivity Ltd.	9,536	1,392,256

		4,438,619

Energy Equipment & Services — 0.4%
Baker Hughes Co.	31,681	794,560
Halliburton Co.	19,888	497,001
Schlumberger NV	53,177	1,715,490

		3,007,051

Entertainment — 1.0%
Activision Blizzard Inc.	14,092	1,101,853
Electronic Arts Inc.	5,909	828,737
Liberty Media Corp.-Liberty Formula One, Class A(a)	899	46,883
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	7,734	431,557
Live Nation Entertainment Inc.(a)	2,361	238,815
Playtika Holding Corp.(a)	1,950	55,146
Walt Disney Co. (The)(a)	30,294	5,121,807

		7,824,798

Equity Real Estate Investment Trusts (REITs) — 3.2%
Alexandria Real Estate Equities Inc.	1,908	389,499
American Tower Corp.	6,277	1,769,926
Americold Realty Trust	5,494	161,908
AvalonBay Communities Inc.	2,640	624,835
Boston Properties Inc.	5,398	613,429
Camden Property Trust	2,527	412,154
CubeSmart	4,516	248,425
Digital Realty Trust Inc.	6,775	1,069,163
Duke Realty Corp.	5,549	312,076
Equity LifeStyle Properties Inc.	3,069	259,361
Equity Residential	12,958	1,119,571
Essex Property Trust Inc.	1,648	560,205
Extra Space Storage Inc.	2,601	513,359
Federal Realty Investment Trust	2,649	318,807
Gaming and Leisure Properties Inc.	8,514	412,844
Healthpeak Properties Inc.	13,094	464,968
Host Hotels & Resorts Inc.(a)	27,310	459,627
Iron Mountain Inc.	10,974	500,853
Kilroy Realty Corp.	2,163	145,743
Kimco Realty Corp.	23,467	530,354
Lamar Advertising Co., Class A	3,293	372,768
Medical Properties Trust Inc.	22,786	486,025
Mid-America Apartment Communities Inc.	2,545	519,714
National Retail Properties Inc.	6,666	302,370
Omega Healthcare Investors Inc.	9,179	269,495
Prologis Inc.	15,830	2,294,717
Public Storage	5,822	1,933,952
Realty Income Corp.	7,960	568,583
Regency Centers Corp.	5,848	411,758
Simon Property Group Inc.	12,534	1,837,234
STORE Capital Corp.	6,247	214,460
UDR Inc.	5,721	317,687
Ventas Inc.	15,058	803,645
VEREIT Inc.	8,704	437,811
VICI Properties Inc.	15,755	462,409
Vornado Realty Trust	5,983	255,055
Welltower Inc.	16,069	1,291,948
Weyerhaeuser Co.	28,476	1,017,163
WP Carey Inc.	7,048	543,471

		25,227,372

Security	Shares	Value

Food & Staples Retailing — 2.2%
Casey’s General Stores Inc.	676	$129,481
Costco Wholesale Corp.	9,394	4,617,527
Kroger Co. (The)	26,020	1,041,320
Performance Food Group Co.(a)	3,598	162,738
Sysco Corp.	19,538	1,502,472
U.S. Foods Holding Corp.(a)	8,431	292,303
Walgreens Boots Alliance Inc.	27,426	1,289,570
Walmart Inc.	54,454	8,136,517

		17,171,928

Food Products — 1.5%
Archer-Daniels-Midland Co.	21,346	1,371,267
Bunge Ltd.	5,374	497,847
Campbell Soup Co.	7,755	309,812
Conagra Brands Inc.	18,353	590,967
General Mills Inc.	23,054	1,424,737
Hershey Co. (The)	2,437	427,328
Hormel Foods Corp.	7,309	309,317
JM Smucker Co. (The)	4,103	504,095
Kellogg Co.	9,779	599,453
Kraft Heinz Co. (The)	25,744	923,952
Lamb Weston Holdings Inc.	3,050	172,172
McCormick & Co. Inc./MD, NVS	4,842	388,474
Mondelez International Inc., Class A	53,284	3,236,470
Tyson Foods Inc., Class A	11,205	896,064

		11,651,955

Gas Utilities — 0.1%
Atmos Energy Corp.	4,963	457,192
UGI Corp.	7,967	345,847

		803,039

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	27,835	3,587,653
Baxter International Inc.	14,957	1,181,005
Becton Dickinson and Co.	10,953	2,624,229
Boston Scientific Corp.(a)	36,729	1,584,122
DENTSPLY SIRONA Inc.	3,233	184,960
Hill-Rom Holdings Inc.	2,503	387,715
Hologic Inc.(a)	4,334	317,726
Medtronic PLC	51,208	6,137,791
Stryker Corp.	8,278	2,202,527
Zimmer Biomet Holdings Inc.	7,968	1,140,380

		19,348,108

Health Care Providers & Services — 4.3%
AmerisourceBergen Corp.	5,726	698,686
Anthem Inc.	9,290	4,042,358
Cardinal Health Inc.	11,023	527,010
Centene Corp.(a)	22,235	1,584,021
Chemed Corp.	225	108,506
Cigna Corp.	12,970	2,770,522
CVS Health Corp.	50,281	4,489,088
DaVita Inc.(a)	1,570	162,087
Encompass Health Corp.	1,723	109,514
HCA Healthcare Inc.	9,406	2,355,827
Henry Schein Inc.(a)	5,347	408,243
Humana Inc.	3,528	1,634,028
Laboratory Corp. of America Holdings(a)	3,677	1,055,372
McKesson Corp.	5,878	1,221,919
Molina Healthcare Inc.(a)	1,452	429,385
Quest Diagnostics Inc.	4,678	686,637
UnitedHealth Group Inc.	23,848	10,981,289

102	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Universal Health Services Inc., Class B	2,902	$360,138

		33,624,630

Health Care Technology — 0.1%
Cerner Corp.	5,151	382,668

Hotels, Restaurants & Leisure — 1.9%
Aramark	9,682	353,199
Boyd Gaming Corp.(a)	1,442	91,971
Caesars Entertainment Inc.(a)	2,764	302,547
Carnival Corp.(a)	30,338	672,290
Darden Restaurants Inc.	2,698	388,890
Expedia Group Inc.(a)	3,339	548,965
Hilton Worldwide Holdings Inc.(a)	6,249	899,544
Las Vegas Sands Corp.(a)	13,150	510,351
McDonald’s Corp.	28,456	6,987,371
Norwegian Cruise Line Holdings Ltd.(a)(b)	14,055	361,495
Royal Caribbean Cruises Ltd.(a)	8,578	724,241
Starbucks Corp.	22,557	2,392,621
Wynn Resorts Ltd.(a)	3,998	359,020
Yum! Brands Inc.	4,095	511,629

		15,104,134

Household Durables — 0.5%
DR Horton Inc.	5,585	498,573
Garmin Ltd.	2,705	388,438
Lennar Corp., Class A	10,428	1,042,070
Lennar Corp., Class B	581	47,688
Mohawk Industries Inc.(a)	2,139	379,052
Newell Brands Inc.	14,377	329,090
NVR Inc.(a)	54	264,319
PulteGroup Inc.	9,869	474,502
Toll Brothers Inc.	4,436	266,914
Whirlpool Corp.	2,377	501,143

		4,191,789

Household Products — 2.3%
Church & Dwight Co. Inc.	3,972	346,994
Clorox Co. (The)	3,099	505,168
Colgate-Palmolive Co.	32,076	2,443,870
Kimberly-Clark Corp.	12,806	1,658,249
Procter & Gamble Co. (The)	92,495	13,225,860

		18,180,141

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	25,313	636,115
Vistra Corp.	7,025	137,620

		773,735

Industrial Conglomerates — 1.9%
3M Co.	22,049	3,939,715
General Electric Co.	41,826	4,386,293
Honeywell International Inc.	26,307	5,751,236
Roper Technologies Inc.	2,012	981,595

		15,058,839

Insurance — 3.5%
Aflac Inc.	23,458	1,258,991
Alleghany Corp.(a)	527	343,277
Allstate Corp. (The)	11,244	1,390,545
American Financial Group Inc./OH	1,341	182,430
American International Group Inc.	32,460	1,918,061
Aon PLC, Class A	4,813	1,539,775
Arch Capital Group Ltd.(a)	7,511	314,110
Arthur J Gallagher & Co.	2,820	472,829

Security	Shares	Value

Insurance (continued)
Assurant Inc.	2,250	$362,948
Athene Holding Ltd., Class A(a)	3,270	284,523
Chubb Ltd.	16,725	3,267,730
Cincinnati Financial Corp.	3,305	401,359
Everest Re Group Ltd.	801	209,462
Fidelity National Financial Inc.	10,849	519,776
Globe Life Inc.	3,601	320,561
Hartford Financial Services Group Inc. (The)	13,279	968,437
Lincoln National Corp.	6,704	483,694
Loews Corp.	4,756	266,669
Markel Corp.(a)	522	685,454
Marsh & McLennan Companies Inc.	19,312	3,221,242
MetLife Inc.	27,819	1,747,033
Old Republic International Corp.	10,768	278,137
Principal Financial Group Inc.	9,490	636,684
Progressive Corp. (The)	22,335	2,119,145
Prudential Financial Inc.	14,709	1,618,725
Reinsurance Group of America Inc.	2,589	305,709
RenaissanceRe Holdings Ltd.	926	131,307
Travelers Companies Inc. (The)	9,487	1,526,269
W R Berkley Corp.	2,977	236,969
Willis Towers Watson PLC	2,895	701,401

		27,713,252

Interactive Media & Services — 0.2%
IAC/InterActiveCorp.(a)	2,121	323,177
Twitter Inc.(a)	16,362	876,021

		1,199,198

Internet & Direct Marketing Retail — 0.2%
eBay Inc.	14,006	1,074,540
Wayfair Inc., Class A(a)(b)	1,167	290,700

		1,365,240

IT Services — 2.3%
Accenture PLC, Class A	12,487	4,480,211
Akamai Technologies Inc.(a)	2,445	257,850
Automatic Data Processing Inc.	9,889	2,219,982
Cognizant Technology Solutions Corp., Class A	19,987	1,560,785
Concentrix Corp.	786	139,656
DXC Technology Co.(a)	9,677	315,180
Fidelity National Information Services Inc.	14,593	1,616,029
Fiserv Inc.(a)	14,059	1,384,671
Genpact Ltd.	3,760	185,556
Global Payments Inc.	5,000	714,950
International Business Machines Corp.	34,154	4,272,665
Paychex Inc.	6,262	771,979
Western Union Co. (The)	15,579	283,849
WEX Inc.(a)	755	113,024

		18,316,387

Leisure Products — 0.1%
Brunswick Corp./DE	1,064	99,048
Hasbro Inc.	1,909	182,806
Mattel Inc.(a)	6,817	148,679
Polaris Inc.	1,047	120,352

		550,885

Life Sciences Tools & Services — 1.1%
Agilent Technologies Inc.	3,743	589,485
IQVIA Holdings Inc.(a)	3,193	834,714
PerkinElmer Inc.	3,029	535,800
Syneos Health Inc.(a)	2,509	234,190
Thermo Fisher Scientific Inc.	9,706	6,144,577

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Waters Corp.(a)	759	$278,971

		8,617,737

Machinery — 1.8%
AGCO Corp.	892	109,011
Caterpillar Inc.	12,083	2,465,053
Cummins Inc.	5,459	1,309,287
Deere & Co.	3,812	1,304,886
Donaldson Co. Inc.	2,453	147,205
Dover Corp.	3,100	524,148
Fortive Corp.	6,509	492,796
Illinois Tool Works Inc.	10,935	2,491,759
Ingersoll Rand Inc.(a)	7,915	425,510
ITT Inc.	1,533	144,209
Lincoln Electric Holdings Inc.	1,403	199,787
Middleby Corp. (The)(a)	1,167	212,908
Oshkosh Corp.	1,442	154,294
Otis Worldwide Corp.	5,753	462,023
PACCAR Inc.	9,306	834,004
Parker-Hannifin Corp.	3,439	1,019,973
Pentair PLC	3,039	224,795
Snap-on Inc.	2,057	418,044
Stanley Black & Decker Inc.	3,462	622,225
Westinghouse Air Brake Technologies Corp.	7,232	656,159

		14,218,076

Media — 1.7%
Altice USA Inc., Class A(a)	3,540	57,702
Comcast Corp., Class A	174,528	8,975,975
Discovery Inc., Class A(a)(b)	6,404	150,110
Discovery Inc., Class C, NVS(a)	11,753	265,148
DISH Network Corp., Class A(a)	9,437	387,578
Fox Corp., Class A, NVS	12,298	488,723
Fox Corp., Class B	5,673	209,674
Interpublic Group of Companies Inc. (The)	14,947	546,612
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	1,512	75,267
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	3,028	149,341
News Corp., Class A, NVS	14,857	340,225
News Corp., Class B	4,597	103,708
Omnicom Group Inc.	8,173	556,418
Sirius XM Holdings Inc.(b)	20,453	124,559
ViacomCBS Inc., Class A	393	15,299
ViacomCBS Inc., Class B, NVS	23,002	833,132

		13,279,471

Metals & Mining — 0.6%
Cleveland-Cliffs Inc.(a)	17,450	420,719
Freeport-McMoRan Inc.	23,879	900,716
Newmont Corp.	17,814	961,956
Nucor Corp.	11,229	1,253,718
Reliance Steel & Aluminum Co.	2,417	353,269
Southern Copper Corp.	1,643	98,564
Steel Dynamics Inc.	7,417	490,115

		4,479,057

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	20,135	320,549
Annaly Capital Management Inc.	55,243	467,356
Starwood Property Trust Inc.	10,898	277,572

		1,065,477

Multi-Utilities — 1.3%
Ameren Corp.	9,800	826,042
CenterPoint Energy Inc.	22,678	590,535

Security	Shares	Value

Multi-Utilities (continued)
CMS Energy Corp.	7,803	$470,911
Consolidated Edison Inc.	13,517	1,019,182
Dominion Energy Inc.	30,847	2,342,213
DTE Energy Co.	7,360	834,256
NiSource Inc.	14,895	367,459
Public Service Enterprise Group Inc.	19,310	1,231,978
Sempra Energy	12,143	1,549,811
WEC Energy Group Inc.	11,995	1,080,270

		10,312,657

Multiline Retail — 0.8%
Dollar General Corp.	6,448	1,428,361
Dollar Tree Inc.(a)	8,805	948,827
Kohl’s Corp.	5,932	287,880
Target Corp.	14,070	3,652,853

		6,317,921

Oil, Gas & Consumable Fuels — 5.0%
APA Corp.	14,357	376,297
Chevron Corp.	73,690	8,436,768
ConocoPhillips	51,025	3,800,852
Continental Resources Inc./OK	2,195	107,138
Coterra Energy Inc.	30,883	658,426
Devon Energy Corp.	24,033	963,243
Diamondback Energy Inc.	6,510	697,807
EOG Resources Inc.	22,286	2,060,564
Exxon Mobil Corp.	161,316	10,400,042
Hess Corp.	10,542	870,453
Kinder Morgan Inc.	74,397	1,246,150
Marathon Oil Corp.	29,935	488,539
Marathon Petroleum Corp.	24,268	1,599,989
Occidental Petroleum Corp.	33,884	1,136,131
ONEOK Inc.	16,939	1,077,659
Phillips 66	16,721	1,250,396
Pioneer Natural Resources Co.	8,627	1,613,076
Targa Resources Corp.	5,180	283,191
Texas Pacific Land Corp.	84	106,988
Valero Energy Corp.	15,527	1,200,703
Williams Companies Inc. (The)	46,412	1,303,713

		39,678,125

Personal Products — 0.1%
Coty Inc., Class A(a)	12,796	108,510
Estee Lauder Companies Inc. (The), Class A	3,051	989,531

		1,098,041

Pharmaceuticals — 5.7%
Bristol-Myers Squibb Co.	84,672	4,944,845
Elanco Animal Health Inc.(a)	5,392	177,289
Eli Lilly & Co.	16,376	4,171,950
Jazz Pharmaceuticals PLC(a)	2,344	311,846
Johnson & Johnson	100,309	16,338,330
Merck & Co. Inc.	96,456	8,492,951
Pfizer Inc.	213,638	9,344,526
Royalty Pharma PLC, Class A	13,556	535,868
Viatris Inc.	45,902	612,791

		44,930,396

Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	2,316	201,168
Dun & Bradstreet Holdings Inc.(a)	2,853	53,750
IHS Markit Ltd.	8,566	1,119,747
Jacobs Engineering Group Inc.	2,759	387,419
Leidos Holdings Inc.	3,710	370,926

104	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Nielsen Holdings PLC	13,619	$275,785
Robert Half International Inc.	2,244	253,729

		2,662,524

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	7,397	769,880
Jones Lang LaSalle Inc.(a)	1,944	501,999
Opendoor Technologies Inc.(a)	14,570	345,455

		1,617,334

Road & Rail — 1.7%
AMERCO	143	105,389
CSX Corp.	85,948	3,108,739
Kansas City Southern	1,092	338,793
Knight-Swift Transportation Holdings Inc.	4,543	257,543
Lyft Inc., Class A(a)	6,752	309,714
Norfolk Southern Corp.	9,419	2,760,238
Union Pacific Corp.	24,849	5,998,549
XPO Logistics Inc.(a)	1,659	142,342

		13,021,307

Semiconductors & Semiconductor Equipment — 4.1%
Analog Devices Inc.	14,998	2,602,003
Applied Materials Inc.	11,302	1,544,418
Broadcom Inc.	10,571	5,620,284
First Solar Inc.(a)	1,975	236,190
Intel Corp.	154,589	7,574,861
KLA Corp.	2,223	828,645
Lam Research Corp.	1,758	990,756
Microchip Technology Inc.	13,994	1,036,815
Micron Technology Inc.	42,923	2,965,979
MKS Instruments Inc.	896	134,445
NXP Semiconductors NV	6,074	1,220,024
ON Semiconductor Corp.(a)	7,709	370,572
QUALCOMM Inc.	13,867	1,844,866
Skyworks Solutions Inc.	2,033	339,775
Texas Instruments Inc.	21,725	4,073,003
Wolfspeed Inc.(a)(b)	1,918	230,371
Xilinx Inc.	3,873	697,140

		32,310,147

Software — 0.7%
Citrix Systems Inc.	2,358	223,373
NortonLifeLock Inc.	15,678	399,005
Nuance Communications Inc.(a)	5,414	298,041
Oracle Corp.	40,738	3,908,404
SS&C Technologies Holdings Inc.	4,928	391,628

		5,220,451

Specialty Retail — 2.7%
Advance Auto Parts Inc.	1,346	303,550
AutoNation Inc.(a)	1,670	202,270
AutoZone Inc.(a)	528	942,396
Bath & Body Works Inc.	4,734	327,072
Best Buy Co. Inc.	8,552	1,045,396
CarMax Inc.(a)	3,798	520,022
GameStop Corp., Class A(a)(b)	2,379	436,570
Gap Inc. (The)	8,277	187,805
Home Depot Inc. (The)	26,953	10,019,508
Lowe’s Companies Inc.	13,976	3,267,868
O’Reilly Automotive Inc.(a)	1,750	1,089,060
Ross Stores Inc.	5,471	619,317
TJX Companies Inc. (The)	20,746	1,358,656
Tractor Supply Co.	1,886	409,583

Security	Shares	Value

Specialty Retail (continued)
Williams-Sonoma Inc.	1,498	$278,224

		21,007,297

Technology Hardware, Storage & Peripherals — 4.9%
Apple Inc.	222,012	33,257,398
Dell Technologies Inc., Class C(a)	10,542	1,159,515
Hewlett Packard Enterprise Co.	49,562	726,083
HP Inc.	45,871	1,391,267
NetApp Inc.	8,574	765,658
Seagate Technology Holdings PLC	8,007	713,184
Western Digital Corp.(a)	6,976	364,775

		38,377,880

Textiles, Apparel & Luxury Goods — 0.5%
Capri Holdings Ltd.(a)	5,749	306,077
Nike Inc., Class B	15,427	2,580,783
PVH Corp.(a)	2,712	296,503
Tapestry Inc.	10,592	412,876

		3,596,239

Tobacco — 1.1%
Altria Group Inc.	70,288	3,100,404
Philip Morris International Inc.	59,387	5,614,447

		8,714,851

Trading Companies & Distributors — 0.1%
United Rentals Inc.(a)	1,885	714,622
WW Grainger Inc.	796	368,636

		1,083,258

Water Utilities — 0.1%
American Water Works Co. Inc.	3,067	534,210
Essential Utilities Inc.	3,750	176,513

		710,723

Wireless Telecommunication Services — 0.1%
T-Mobile U.S. Inc.(a)	8,737	1,005,017

Total Common Stocks — 99.8% (Cost: $674,406,679)		785,355,242

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	1,567,295	1,568,079
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,940,000	1,940,000

		3,508,079

Total Short-Term Investments — 0.4% (Cost: $3,508,079)		3,508,079

Total Investments in Securities — 100.2% (Cost: $677,914,758)		788,863,321

Other Assets, Less Liabilities — (0.2)%		(1,889,458)

Net Assets — 100.0%		$786,973,863

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,531,709	$36,490(a	)	$—	$(122)	$2	$1,568,079	1,567,295	$2,367(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,890,000	50,000(a	)	—	—	—	1,940,000	1,940,000	39		—
BlackRock Inc.	3,959,677	602,080		(61,767)	748	642,062	5,142,800	5,451	42,944		—

					$626	$642,064	$8,650,879		$45,350		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Consumer Staples Index	8	12/17/21	$572	$8,212
E-Mini Financial Select Sector Index	6	12/17/21	743	24,835
S&P 500 E-Mini Index	1	12/17/21	230	9,073

				$42,120

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$42,120

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$147,169

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$19,226

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,758,262

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

106	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Morningstar Value ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$785,355,242	$—	$—	$785,355,242
Money Market Funds	3,508,079	—	—	3,508,079

	$788,863,321	$—	$—	$788,863,321

Derivative financial instruments(a)
Assets
Futures Contracts	$42,120	$—	$—	$42,120

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	107

Statement of Assets and Liabilities  (unaudited)

October 31, 2021

	iShares Morningstar Growth ETF	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,246,532,154	$923,074,182	$1,352,705,286	$477,291,215
Affiliated(c)	37,897,392	37,928,054	82,775,716	10,723,857
Cash	32,628	28,500	32,697	16,597
Cash pledged:
Futures contracts	153,000	90,000	111,000	45,000
Receivables:
Investments sold	—	243	243	408,420
Securities lending income — Affiliated	3,771	5,293	9,030	1,701
Variation margin on futures contracts	12,616	1,991	4,359	—
Capital shares sold	—	336,415	1,129,642	—
Dividends	427,280	338,830	215,109	282,825

Total assets	2,285,058,841	961,803,508	1,436,983,082	488,769,615

LIABILITIES
Collateral on securities loaned, at value	35,183,390	36,302,746	80,915,999	9,919,621
Payables:
Investments purchased	373,834	336,414	2,196,926	—
Variation margin on futures contracts	—	—	—	2,072
Investment advisory fees	73,110	30,705	66,338	23,863

Total liabilities	35,630,334	36,669,865	83,179,263	9,945,556

NET ASSETS	$2,249,428,507	$925,133,643	$1,353,803,819	$478,824,059

NET ASSETS CONSIST OF:
Paid-in capital	$1,613,951,846	$801,421,619	$1,076,600,723	$410,826,350
Accumulated earnings	635,476,661	123,712,024	277,203,096	67,997,709

NET ASSETS	$2,249,428,507	$925,133,643	$1,353,803,819	$478,824,059

Shares outstanding	31,650,000	13,100,000	18,250,000	7,250,000

Net asset value	$71.07	$70.62	$74.18	$66.04

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$34,771,525	$36,257,173	$80,879,552	$9,664,940
(b) Investments, at cost — Unaffiliated	$1,541,568,952	$771,787,307	$1,108,220,586	$404,390,666
(c) Investments, at cost — Affiliated	$37,897,392	$37,927,805	$82,759,357	$10,723,857

See notes to financial statements.

108	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited) (continued)

October 31, 2021

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF	iShares Morningstar U.S. Equity ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$241,576,701	$471,375,204	$416,086,190	$935,705,002
Affiliated(c)	23,542,859	65,940,771	18,096,493	14,934,584
Cash	210,587	906,460	—	24,457
Cash pledged:
Futures contracts	29,000	85,000	53,000	117,000
Receivables:
Investments sold	—	155,471	—	—
Securities lending income — Affiliated	13,585	40,045	6,887	1,385
Variation margin on futures contracts	23	1,449	445	4,740
Dividends	55,785	37,308	167,330	665,929

Total assets	265,428,540	538,541,708	434,410,345	951,453,097

LIABILITIES
Bank overdraft	—	—	74,933	—
Collateral on securities loaned, at value	23,049,816	64,750,230	17,043,846	10,338,806
Payables:
Investments purchased	19,305	—	76,597	—
Investment advisory fees	8,116	23,573	21,179	23,228

Total liabilities	23,077,237	64,773,803	17,216,555	10,362,034

NET ASSETS	$242,351,303	$473,767,905	$417,193,790	$941,091,063

NET ASSETS CONSIST OF:
Paid-in capital	$251,393,506	$503,703,027	$392,056,269	$797,472,500
Accumulated earnings (loss)	(9,042,203)	(29,935,122)	25,137,521	143,618,563

NET ASSETS	$242,351,303	$473,767,905	$417,193,790	$941,091,063

Shares outstanding	4,150,000	9,150,000	7,100,000	14,500,000

Net asset value	$58.40	$51.78	$58.76	$64.90

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$22,560,863	$63,488,467	$16,617,110	$10,170,829
(b) Investments, at cost — Unaffiliated	$229,411,409	$456,449,125	$386,884,002	$747,787,904
(c) Investments, at cost — Affiliated	$23,541,043	$65,921,352	$18,093,252	$13,398,162

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	109

Statement of Assets and Liabilities (unaudited) (continued)

October 31, 2021

iShares Morningstar Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$780,212,442
Affiliated(c)	8,650,879
Cash	96,854
Cash pledged:
Futures contracts	61,000
Receivables:
Investments sold	145,354
Securities lending income — Affiliated	563
Dividends	1,004,513

Total assets	790,171,605

LIABILITIES
Collateral on securities loaned, at value	1,568,374
Payables:
Investments purchased	1,600,484
Variation margin on futures contracts	2,633
Investment advisory fees	26,251

Total liabilities	3,197,742

NET ASSETS	$786,973,863

NET ASSETS CONSIST OF:
Paid-in capital	$724,136,930
Accumulated earnings	62,836,933

NET ASSETS	$786,973,863

Shares outstanding	11,750,000

Net asset value	$66.98

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$1,525,422
(b) Investments, at cost — Unaffiliated	$670,330,785
(c) Investments, at cost — Affiliated	$7,583,973

See notes to financial statements.

110	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended October 31, 2021

	iShares Morningstar Growth ETF	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$5,137,719	$5,352,478	$3,591,026	$4,971,778
Dividends — Affiliated	101	51	63	27
Securities lending income — Affiliated — net	23,965	44,591	57,726	7,713
Foreign taxes withheld	(941)	—	—	—

Total investment income	5,160,844	5,397,120	3,648,815	4,979,518

EXPENSES
Investment advisory fees	418,631	181,201	385,910	141,406

Total expenses	418,631	181,201	385,910	141,406

Net investment income	4,742,213	5,215,919	3,262,905	4,838,112

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	9,455,555	(1,824,394)	(4,821,576)	(4,332,641)
Investments — Affiliated	(2,126)	(3,429)	(3,404)	(370)
In-kind redemptions — Unaffiliated	29,727,190	31,128,082	105,628,647	27,357,765
Futures contracts	625,695	70,734	107,549	(14,889)

Net realized gain	39,806,314	29,370,993	100,911,216	23,009,865

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	253,813,614	31,864,349	29,760,063	(13,523,279)
Investments — Affiliated	—	2,554	2,409	—
Futures contracts	28,164	10,489	(19,749)	(16,734)

Net change in unrealized appreciation (depreciation)	253,841,778	31,877,392	29,742,723	(13,540,013)

Net realized and unrealized gain	293,648,092	61,248,385	130,653,939	9,469,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$298,390,305	$66,464,304	$133,916,844	$14,307,964

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	111

Statements of Operations (unaudited) (continued)

Six Months Ended October 31, 2021

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF	iShares Morningstar U.S. Equity ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,506,130	$1,789,340	$4,296,621	$5,983,315
Dividends — Affiliated	13	22	22	26,361
Securities lending income — Affiliated — net	85,409	166,036	42,146	13,840
Foreign taxes withheld	(969)	(2,468)	(1,510)	(1,045)

Total investment income	1,590,583	1,952,930	4,337,279	6,022,471

EXPENSES
Investment advisory fees	48,223	150,500	133,218	137,056

Total expenses	48,223	150,500	133,218	137,056

Net investment income	1,542,360	1,802,430	4,204,061	5,885,415

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	5,499,904	(74,419)	(5,799,514)	3,487,524
Investments — Affiliated	(1,718)	(5,863)	(878)	18,152
In-kind redemptions — Unaffiliated	321,729	15,284,720	36,770,477	6,050,728
In-kind redemptions — Affiliated	—	—	—	67,292
Futures contracts	(9,225)	40,395	(39,767)	223,717

Net realized gain	5,810,690	15,244,833	30,930,318	9,847,413

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(5,440,586)	(22,069,076)	(35,172,424)	75,979,909
Investments — Affiliated	952	3,728	621	307,256
Futures contracts	8,662	45,949	38,726	10,885

Net change in unrealized appreciation (depreciation)	(5,430,972)	(22,019,399)	(35,133,077)	76,298,050

Net realized and unrealized gain (loss)	379,718	(6,774,566)	(4,202,759)	86,145,463

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,922,078	$(4,972,136)	$1,302	$92,030,878

See notes to financial statements.

112	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended October 31, 2021

iShares Morningstar Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$8,001,043
Dividends — Affiliated	42,983
Securities lending income — Affiliated — net	2,367
Foreign taxes withheld	(1,362)

Total investment income	8,045,031

EXPENSES
Investment advisory fees	149,936

Total expenses	149,936

Net investment income	7,895,095

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	4,287,475
Investments — Affiliated	(2,546)
In-kind redemptions — Unaffiliated	507,149
In-kind redemptions — Affiliated	3,172
Futures contracts	147,169

Net realized gain	4,942,419

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	31,370,072
Investments — Affiliated	642,064
Futures contracts	19,226

Net change in unrealized appreciation (depreciation)	32,031,362

Net realized and unrealized gain	36,973,781

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,868,876

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	113

Statements of Changes in Net Assets

	iShares Morningstar Growth ETF		iShares Morningstar Mid-Cap ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,742,213	$4,845,931	$5,215,919	$7,719,141
Net realized gain	39,806,314	608,589,359	29,370,993	169,085,137
Net change in unrealized appreciation (depreciation)	253,841,778	25,251,220	31,877,392	131,348,468

Net increase in net assets resulting from operations	298,390,305	638,686,510	66,464,304	308,152,746

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,424,009)	(4,551,595)	(5,297,013)	(8,255,303)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	68,411,352	(266,458,523)	(17,950,296)	14,113,783

NET ASSETS
Total increase in net assets	362,377,648	367,676,392	43,216,995	314,011,226
Beginning of period	1,887,050,859	1,519,374,467	881,916,648	567,905,422

End of period	$2,249,428,507	$1,887,050,859	$925,133,643	$881,916,648

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

114	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Morningstar Mid-Cap Growth ETF		iShares Morningstar Mid-Cap Value ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,262,905	$1,489,667	$4,838,112	$8,547,297
Net realized gain	100,911,216	312,645,564	23,009,865	10,693,688
Net change in unrealized appreciation (depreciation)	29,742,723	160,236,041	(13,540,013)	164,917,635

Net increase in net assets resulting from operations	133,916,844	474,371,272	14,307,964	184,158,620

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,289,967)	(981,614)	(4,301,135)	(8,834,502)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(296,702,927)	513,857,069	11,122,753	(48,677,560)

NET ASSETS
Total increase (decrease) in net assets	(166,076,050)	987,246,727	21,129,582	126,646,558
Beginning of period	1,519,879,869	532,633,142	457,694,477	331,047,919

End of period	$1,353,803,819	$1,519,879,869	$478,824,059	$457,694,477

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Changes in Net Assets (continued)

	iShares Morningstar Small-Cap ETF		iShares Morningstar Small-Cap Growth ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,542,360	$2,578,321	$1,802,430	$549,019
Net realized gain	5,810,690	53,388,319	15,244,833	135,916,805
Net change in unrealized appreciation (depreciation)	(5,430,972)	45,406,720	(22,019,399)	25,548,876

Net increase (decrease) in net assets resulting from operations	1,922,078	101,373,360	(4,972,136)	162,014,700

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,401,048)	(2,733,151)	(1,697,810)	(481,903)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	29,339	(41,954,608)	(285,877,103)	413,270,056

NET ASSETS
Total increase (decrease) in net assets	550,369	56,685,601	(292,547,049)	574,802,853
Beginning of period	241,800,934	185,115,333	766,314,954	191,512,101

End of period	$242,351,303	$241,800,934	$473,767,905	$766,314,954

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

116	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Morningstar Small-Cap Value ETF		iShares Morningstar U.S. Equity ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,204,061	$6,398,262	$5,885,415	$10,923,696
Net realized gain	30,930,318	23,415,875	9,847,413	257,045,152
Net change in unrealized appreciation (depreciation)	(35,133,077)	156,299,547	76,298,050	33,456,163

Net increase in net assets resulting from operations	1,302	186,113,684	92,030,878	301,425,011

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,583,949)	(6,659,248)	(5,435,391)	(10,641,246)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(25,301,864)	9,611,427	(36,691,826)	(117,661,509)

NET ASSETS
Total increase (decrease) in net assets	(28,884,511)	189,065,863	49,903,661	173,122,256
Beginning of period	446,078,301	257,012,438	891,187,402	718,065,146

End of period	$417,193,790	$446,078,301	$941,091,063	$891,187,402

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Changes in Net Assets (continued)

	iShares Morningstar Value ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,895,095	$14,830,848
Net realized gain	4,942,419	62,614,272
Net change in unrealized appreciation (depreciation)	32,031,362	85,982,111

Net increase in net assets resulting from operations	44,868,876	163,427,231

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,399,699)	(15,026,189)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	61,746,796	91,874,202

NET ASSETS
Total increase in net assets	99,215,973	240,275,244
Beginning of period	687,757,890	447,482,646

End of period	$786,973,863	$687,757,890

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

118	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Morningstar Growth ETF
	Six Months Ended
	10/31/21 (unaudited)		Year Ended 04/30/21(a)	Year Ended 04/30/20(a)	Year Ended 04/30/19(a)	Year Ended 04/30/18(a)	Year Ended 04/30/17(a)

Net asset value, beginning of period	$61.87		$42.80	$38.08	$33.00	$27.25	$23.27

Net investment income(b)	0.15		0.14	0.21	0.23	0.30	0.22
Net realized and unrealized gain(c)	9.19		19.07	4.73	5.10	5.74	3.98

Net increase from investment operations	9.34		19.21	4.94	5.33	6.04	4.20

Distributions(d)
From net investment income		(0.14)	(0.14)	(0.22)	(0.25)	(0.29)	(0.22)

Total distributions		(0.14)	(0.14)	(0.22)	(0.25)	(0.29)	(0.22)

Net asset value, end of period	$71.07		$61.87	$42.80	$38.08	$33.00	$27.25

Total Return(e)
Based on net asset value	15.11	%(f)	44.94%	13.04%	16.21%	22.26%	18.15%

Ratios to Average Net Assets
Total expenses	0.04	%(g)	0.23%	0.25%	0.25%	0.25%	0.25%

Net investment income	0.45	%(g)	0.27%	0.54%	0.66%	0.97%	0.91%

Supplemental Data
Net assets, end of period (000)	$2,249,429		$1,887,051	$1,519,374	$1,104,273	$932,317	$729,026

Portfolio turnover rate(h)	12	%(f)	97%	28%	23%	48%	31%

(a)	Per share amounts reflect a five-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap ETF
	Six Months Ended
	10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$65.81		$43.02	$49.08	$45.05	$42.00	$36.49

Net investment income(b)	0.39		0.57	0.67	0.75	0.62	0.50
Net realized and unrealized gain (loss)(c)	4.82		22.83	(6.03)	4.05	3.03	5.67

Net increase (decrease) from investment operations	5.21		23.40	(5.36)	4.80	3.65	6.17

Distributions(d)
From net investment income		(0.40)	(0.61)	(0.70)	(0.77)	(0.60)	(0.66)

Total distributions		(0.40)	(0.61)	(0.70)	(0.77)	(0.60)	(0.66)

Net asset value, end of period	$70.62		$65.81	$43.02	$49.08	$45.05	$42.00

Total Return(e)
Based on net asset value	7.95	%(f)	54.74%	(10.99)%	10.79%	8.73%	17.06%

Ratios to Average Net Assets
Total expenses	0.04	%(g)	0.22%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.15	%(g)	1.06%	1.39%	1.63%	1.40%	1.28%

Supplemental Data
Net assets, end of period (000)	$925,134		$881,917	$567,905	$716,534	$747,858	$747,607

Portfolio turnover rate(h)	16	%(f)	133%	55%	60%	50%	56%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

120	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Growth ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$66.52		$42.27	$40.66	$34.55	$29.55	$25.60

Net investment income(b)	0.18		0.07	0.13	0.09	0.13	0.14
Net realized and unrealized gain(c)	7.66		24.23	1.61	6.13	5.02	3.96

Net increase from investment operations	7.84		24.30	1.74	6.22	5.15	4.10

Distributions(d)
From net investment income	(0.18)		(0.05)	(0.13)	(0.11)	(0.15)	(0.15)

Total distributions	(0.18)		(0.05)	(0.13)	(0.11)	(0.15)	(0.15)

Net asset value, end of period	$74.18		$66.52	$42.27	$40.66	$34.55	$29.55

Total Return(e)
Based on net asset value	11.81	%(f)	57.51%	4.29%	18.03%	17.46%	16.06%

Ratios to Average Net Assets
Total expenses	0.06	%(g)	0.27%	0.30%	0.30%	0.30%	0.30%

Net investment income	0.51	%(g)	0.12%	0.31%	0.25%	0.38%	0.52%

Supplemental Data
Net assets, end of period (000)	$1,353,804		$1,519,880	$532,633	$475,724	$259,139	$212,773

Portfolio turnover rate(h)	22	%(f)	90%	26%	30%	43%	47%

(a)	Per share amounts reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF
	Six Months Ended
	10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$64.01		$40.13	$53.28	$52.55	$49.30	$41.87

Net investment income(b)	0.67		1.14	1.50	1.23	1.09	0.96
Net realized and unrealized gain (loss)(c)	1.96		23.92	(13.08)	0.73	3.21	7.40

Net increase (decrease) from investment operations	2.63		25.06	(11.58)	1.96	4.30	8.36

Distributions(d)
From net investment income		(0.60)	(1.18)	(1.57)	(1.23)	(1.05)	(0.93)

Total distributions		(0.60)	(1.18)	(1.57)	(1.23)	(1.05)	(0.93)

Net asset value, end of period	$66.04		$64.01	$40.13	$53.28	$52.55	$49.30

Total Return(e)
Based on net asset value	4.13	%(f)	63.45%	(22.07)%	3.83%	8.81%	20.15%

Ratios to Average Net Assets
Total expenses	0.06	%(g)	0.27%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.05	%(g)	2.32%	2.95%	2.36%	2.13%	2.06%

Supplemental Data
Net assets, end of period (000)	$478,824		$457,694	$331,048	$463,524	$417,801	$384,524

Portfolio turnover rate(h)	21	%(f)	95%	51%	35%	45%	38%

(a)	Per share amounts reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

122	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF
	Six Months Ended
	10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$58.27		$35.60	$43.90	$42.58	$40.28	$33.61

Net investment income(b)	0.37		0.56	0.57	0.58	0.49	0.42
Net realized and unrealized gain (loss)(c)	0.10		22.71	(8.23)	1.34	2.35	6.88

Net increase (decrease) from investment operations	0.47		23.27	(7.66)	1.92	2.84	7.30

Distributions(d)
From net investment income		(0.34)	(0.60)	(0.64)	(0.60)	(0.54)	(0.63)

Total distributions		(0.34)	(0.60)	(0.64)	(0.60)	(0.54)	(0.63)

Net asset value, end of period	$58.40		$58.27	$35.60	$43.90	$42.58	$40.28

Total Return(e)
Based on net asset value	0.81	%(f)	65.95%	(17.58)%	4.56%	7.09%	21.86%

Ratios to Average Net Assets
Total expenses	0.04	%(g)	0.22%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.28	%(g)	1.24%	1.34%	1.33%	1.18%	1.13%

Supplemental Data
Net assets, end of period (000)	$242,351		$241,801	$185,115	$237,032	$246,938	$241,644

Portfolio turnover rate(h)	28	%(f)	175%	62%	67%	56%	66%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Growth ETF
	Six Months Ended
	10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$51.60		$31.92	$34.17	$30.51	$25.81	$21.76

Net investment income(b)	0.18		0.05	0.08	0.04	0.12	0.14
Net realized and unrealized gain (loss)(c)	0.18		19.68	(2.24)	3.72	4.71	4.22

Net increase (decrease) from investment operations	0.36		19.73	(2.16)	3.76	4.83	4.36

Distributions(d)
From net investment income		(0.18)	(0.05)	(0.09)	(0.10)	(0.13)	(0.31)

Total distributions		(0.18)	(0.05)	(0.09)	(0.10)	(0.13)	(0.31)

Net asset value, end of period	$51.78		$51.60	$31.92	$34.17	$30.51	$25.81

Total Return(e)
Based on net asset value	0.70	%(f)	61.86%	(6.32)%	12.35%	18.75%	20.10%

Ratios to Average Net Assets
Total expenses	0.06	%(g)	0.26%	0.30%	0.30%	0.30%	0.30%

Net investment income	0.72	%(g)	0.11%	0.24%	0.12%	0.42%	0.60%

Supplemental Data
Net assets, end of period (000)	$473,768		$766,315	$191,512	$215,251	$164,737	$116,125

Portfolio turnover rate(h)	33	%(f)	156%	57%	55%	51%	63%

(a)	Per share amounts reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

124	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Value ETF
	Six Months Ended
	10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$58.31		$32.95	$47.85	$48.08	$47.92	$40.75

Net investment income(b)	0.56		0.89	1.02	1.08	0.86	1.03
Net realized and unrealized gain (loss)(c)	0.38		25.39	(14.74)	(0.23)	0.20	7.28

Net increase (decrease) from investment operations	0.94		26.28	(13.72)	0.85	1.06	8.31

Distributions(d)
From net investment income		(0.49)	(0.92)	(1.18)	(1.08)	(0.90)	(1.14)

Total distributions		(0.49)	(0.92)	(1.18)	(1.08)	(0.90)	(1.14)

Net asset value, end of period	$58.76		$58.31	$32.95	$47.85	$48.08	$47.92

Total Return(e)
Based on net asset value	1.62	%(f)	80.90%	(29.05)%	1.83%	2.23%	20.58%

Ratios to Average Net Assets
Total expenses	0.06	%(g)	0.26%	0.30%	0.30%	0.30%	0.30%

Net investment income	1.89	%(g)	2.07%	2.34%	2.24%	1.78%	2.29%

Supplemental Data
Net assets, end of period (000)	$417,194		$446,078	$257,012	$430,681	$447,161	$481,551

Portfolio turnover rate(h)	26	%(f)	145%	65%	48%	54%	48%

(a)	Per share amounts reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar U.S. Equity ETF
	Six Months Ended
	10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$59.02		$40.80	$41.90	$38.08	$35.72	$30.15

Net investment income(b)	0.40		0.66	0.81	0.81	0.73	0.64
Net realized and unrealized gain (loss)(c)	5.85		18.21	(0.88)	3.82	2.36	5.61

Net increase (decrease) from investment operations	6.25		18.87	(0.07)	4.63	3.09	6.25

Distributions(d)
From net investment income		(0.37)	(0.65)	(1.03)	(0.81)	(0.73)	(0.68)

Total distributions		(0.37)	(0.65)	(1.03)	(0.81)	(0.73)	(0.68)

Net asset value, end of period	$64.90		$59.02	$40.80	$41.90	$38.08	$35.72

Total Return(e)
Based on net asset value	10.62	%(f)	46.58%	(0.13)%	12.33%	8.66%	20.97%

Ratios to Average Net Assets
Total expenses	0.03	%(g)	0.18%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.29	%(g)	1.32%	1.90%	2.05%	1.91%	1.96%

Supplemental Data
Net assets, end of period (000)	$941,091		$891,187	$718,065	$863,172	$944,382	$814,433

Portfolio turnover rate(h)	4	%(f)	131%	49%	38%	46%	45%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

126	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Value ETF
	Six Months Ended
	10/31/21 (unaudited)		Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$63.68		$48.12	$54.18	$50.55	$47.54	$42.52

Net investment income(b)	0.69		1.55	1.65	1.49	1.28	1.27
Net realized and unrealized gain (loss)(c)	3.25		15.58	(6.04)	3.58	3.01	5.01

Net increase (decrease) from investment operations	3.94		17.13	(4.39)	5.07	4.29	6.28

Distributions(d)
From net investment income		(0.64)	(1.57)	(1.67)	(1.44)	(1.28)	(1.26)

Total distributions		(0.64)	(1.57)	(1.67)	(1.44)	(1.28)	(1.26)

Net asset value, end of period	$66.98		$63.68	$48.12	$54.18	$50.55	$47.54

Total Return(e)
Based on net asset value	6.22	%(f)	36.36%	(8.23)%	10.22%	9.07%	14.95%

Ratios to Average Net Assets
Total expenses	0.04	%(g)	0.22%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.11	%(g)	2.88%	3.06%	2.86%	2.54%	2.78%

Supplemental Data
Net assets, end of period (000)	$786,974		$687,758	$447,483	$492,996	$374,024	$380,268

Portfolio turnover rate(h)	11	%(f)	112%	36%	24%	24%	31%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Morningstar Growth	Non-diversified
Morningstar Mid-Cap	Diversified
Morningstar Mid-Cap Growth	Diversified
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar Small-Cap Growth	Diversified
Morningstar Small-Cap Value	Diversified
Morningstar U.S. Equity	Diversified
Morningstar Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

128	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

N O T ES T O F I N A N C I A L S T A T E M E N T S	129

Notes to Financial Statements  (unaudited) (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Growth
Barclays Bank PLC	$2,994,086	$2,994,086		$—	$—
Barclays Capital, Inc.	5,410,288	5,258,161		—	(152,127	)(b)
BNP Paribas SA	1,550,499	1,550,499		—	—
BofA Securities, Inc.	61,665	61,665		—	—
Credit Suisse Securities (USA) LLC	99,276	99,276		—	—
Goldman Sachs & Co. LLC	1,027,223	1,027,223		—	—
J.P. Morgan Securities LLC	3,307,585	3,265,817		—	(41,768	)(b)
Morgan Stanley	1,183,656	1,183,656		—	—
Scotia Capital (USA), Inc.	9,001,067	9,001,067		—	—
State Street Bank & Trust Co.	4,321,029	4,321,029		—	—
Toronto Dominion Bank	2,931	2,931		—	—
UBS AG	5,812,220	5,628,899		—	(183,321	)(b)

	$34,771,525	$34,394,309		$—	$(377,216)

Morningstar Mid-Cap
Barclays Bank PLC	$5,562,288	$5,562,288		$—	$—
Barclays Capital, Inc.	71,984	71,327		—	(657	)(b)
BNP Paribas SA	5,305,364	5,305,364		—	—
BofA Securities, Inc.	3,066,406	3,057,831		—	(8,575	)(b)
Citigroup Global Markets, Inc.	505,384	505,384		—	—
Goldman Sachs & Co. LLC	4,586,639	4,586,639		—	—
J.P. Morgan Securities LLC	10,676,906	10,382,723		—	(294,183	)(b)
Morgan Stanley	2,307,541	2,307,541		—	—
Scotia Capital (USA), Inc.	366,274	366,274		—	—
State Street Bank & Trust Co.	1,329,149	1,329,149		—	—
UBS AG	990,688	990,688		—	—
Wells Fargo Securities LLC	1,488,550	1,488,550		—	—

	$36,257,173	$35,953,758		$—	$(303,415)

Morningstar Mid-Cap Growth
Barclays Bank PLC	$81,391	$81,391		$—	$—
BMO Capital Markets Corp.	98,872	98,872		—	—
BNP Paribas SA	6,529,917	6,442,973		—	(86,944	)(b)
BofA Securities, Inc.	8,946,326	8,858,406		—	(87,920	)(b)
Citigroup Global Markets, Inc.	9,442,996	9,437,429		—	(5,567	)(b)
Credit Suisse Securities (USA) LLC	394,641	394,641		—	—
Goldman Sachs & Co. LLC	8,958,690	8,958,690		—	—
J.P. Morgan Securities LLC	27,431,218	27,044,354		—	(386,864	)(b)
Scotia Capital (USA), Inc.	913,428	913,428		—	—
State Street Bank & Trust Co.	3,949,947	3,949,947		—	—
Toronto Dominion Bank	3,355,134	3,355,134		—	—
UBS AG	3,112,810	3,112,810		—	—
Wells Fargo Bank N.A.	2,404,624	2,404,624		—	—
Wells Fargo Securities LLC	5,259,558	5,259,558		—	—

	$80,879,552	$80,312,257		$—	$(567,295)

130	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Mid-Cap Value
Barclays Bank PLC	$1,572,662	$1,572,662		$—	$—
BNP Paribas SA	1,886,238	1,886,238		—	—
Citigroup Global Markets, Inc.	1,838,915	1,838,915		—	—
Goldman Sachs & Co. LLC	2,440,610	2,440,610		—	—
J.P. Morgan Securities LLC	901,286	901,286		—	—
Morgan Stanley	444,424	440,843		—	(3,581	)(b)
SG Americas Securities LLC	4,149	4,149		—	—
Wells Fargo Securities LLC	576,656	576,656		—	—

	$9,664,940	$9,661,359		$—	$(3,581)

Morningstar Small-Cap
Barclays Bank PLC	$1,106,553	$1,106,553		$—	$—
Barclays Capital, Inc.	156,511	156,511		—	—
BNP Paribas SA	2,193,361	2,193,361		—	—
BofA Securities, Inc.	1,857,145	1,857,145		—	—
Citigroup Global Markets, Inc.	413,525	413,525		—	—
Credit Suisse Securities (USA) LLC	906,116	906,116		—	—
Deutsche Bank Securities, Inc.	29,228	29,228		—	—
Goldman Sachs & Co. LLC	6,441,638	6,441,638		—	—
HSBC Bank PLC	50,223	50,223		—	—
J.P. Morgan Securities LLC	2,343,359	2,343,359		—	—
Jefferies LLC	315,068	314,327		—	(741	)(b)
Morgan Stanley	3,530,442	3,530,442		—	—
National Financial Services LLC	738,201	736,417		—	(1,784	)(b)
Natixis S.A.	262,467	261,951		—	(516	)(b)
Scotia Capital (USA), Inc.	159,393	159,393		—	—
State Street Bank & Trust Co.	101,174	101,174		—	—
Toronto Dominion Bank	426,807	426,807		—	—
UBS AG	175,996	175,996		—	—
UBS Securities LLC	346,941	346,941		—	—
Virtu Americas LLC	563,297	563,297		—	—
Wells Fargo Bank N.A.	301,333	301,333		—	—
Wells Fargo Securities LLC	142,085	142,085		—	—

	$22,560,863	$22,557,822		$—	$(3,041)

Morningstar Small-Cap Growth
Barclays Bank PLC	$3,585,311	$3,585,311		$—	$—
Barclays Capital, Inc.	230,625	230,625		—	—
BNP Paribas SA	6,170,161	6,170,161		—	—
BofA Securities, Inc.	5,152,057	5,152,057		—	—
Citadel Clearing LLC	284,752	284,386		—	(366	)(b)
Citigroup Global Markets, Inc.	923,633	923,633		—	—
Credit Suisse Securities (USA) LLC	2,706,222	2,706,222		—	—
Goldman Sachs & Co. LLC	14,973,292	14,973,292		—	—
HSBC Bank PLC	172,251	172,251		—	—
J.P. Morgan Securities LLC	9,466,863	9,466,863		—	—
Jefferies LLC	996,429	996,429		—	—
Morgan Stanley	9,141,480	9,141,480		—	—
National Financial Services LLC	1,296,935	1,296,935		—	—
Natixis S.A.	112,691	112,691		—	—
Nomura Securities International, Inc.	14,619	14,619		—	—
Scotia Capital (USA), Inc.	652,988	652,988		—	—
State Street Bank & Trust Co.	3,399,716	3,399,716		—	—
Toronto Dominion Bank	1,781,948	1,781,948		—	—
UBS AG	334,237	334,237		—	—
UBS Securities LLC	219,128	216,401		—	(2,727	)(b)
Wells Fargo Bank N.A.	1,259,274	1,259,274		—	—
Wells Fargo Securities LLC	613,855	613,855		—	—

	$63,488,467	$63,485,374		$—	$(3,093)

N O T E S T O F I N A N C I A L S T A T E M E N T S	131

Notes to Financial Statements  (unaudited) (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Small-Cap Value
Barclays Bank PLC	$898,359	$892,254		$—	$(6,105	)(b)
Barclays Capital, Inc.	109,894	109,894		—	—
BNP Paribas SA	873,184	873,184		—	—
BofA Securities, Inc.	1,680,508	1,672,556		—	(7,952	)(b)
Citigroup Global Markets, Inc.	2,733,350	2,733,350		—	—
Credit Suisse Securities (USA) LLC	397,638	397,638		—	—
Goldman Sachs & Co. LLC	2,446,300	2,446,300		—	—
HSBC Bank PLC	764,252	764,252		—	—
J.P. Morgan Securities LLC	879,421	879,421		—	—
Jefferies LLC	7,671	7,671		—	—
Morgan Stanley	5,109,331	5,109,331		—	—
National Financial Services LLC	118,048	118,048		—	—
State Street Bank & Trust Co.	73,333	73,333		—	—
Toronto Dominion Bank	24,597	24,597		—	—
UBS AG	166,804	166,804		—	—
UBS Securities LLC	300,971	300,971		—	—
Wells Fargo Securities LLC	33,449	33,449		—	—

	$16,617,110	$16,603,053		$—	$(14,057)

Morningstar U.S. Equity
Barclays Bank PLC	$897,208	$896,590		$—	$(618	)(b)
BNP Paribas SA	1,342,379	1,342,379		—	—
BofA Securities, Inc.	183,551	183,551		—	—
Credit Suisse Securities (USA) LLC	337,431	337,431		—	—
Deutsche Bank Securities, Inc.	25,212	25,212		—	—
Goldman Sachs & Co. LLC	946,457	946,457		—	—
J.P. Morgan Securities LLC	1,321,250	1,313,061		—	(8,189	)(b)
Jefferies LLC	152,161	152,161		—	—
Morgan Stanley	763,145	763,145		—	—
National Financial Services LLC	147,687	147,687		—	—
Scotia Capital (USA), Inc.	405,140	405,140		—	—
SG Americas Securities LLC	374,803	374,803		—	—
State Street Bank & Trust Co.	84,083	84,083		—	—
Toronto Dominion Bank	724,304	724,304		—	—
UBS AG	2,466,018	2,466,018		—	—

	$10,170,829	$10,162,022		$—	$(8,807)

Morningstar Value
BNP Paribas SA	$119,418	$119,418		$—	$—
Citigroup Global Markets, Inc.	146,078	146,078		—	—
Goldman Sachs & Co. LLC	119,460	119,460		—	—
J.P. Morgan Securities LLC	432,166	432,166		—	—
Morgan Stanley	518,449	518,449		—	—
Wells Fargo Securities LLC	189,851	189,851		—	—

	$1,525,422	$1,525,422		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

132	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Morningstar Growth	0.04%
Morningstar Mid-Cap	0.04
Morningstar Mid-Cap Growth	0.06
Morningstar Mid-Cap Value	0.06
Morningstar Small-Cap	0.04
Morningstar Small-Cap Growth	0.06
Morningstar Small-Cap Value	0.06
Morningstar U.S. Equity	0.03
Morningstar Value	0.04

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	133

Notes to Financial Statements  (unaudited) (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Morningstar Growth	$10,264
Morningstar Mid-Cap	17,768
Morningstar Mid-Cap Growth	24,740
Morningstar Mid-Cap Value	3,268
Morningstar Small-Cap	29,617
Morningstar Small-Cap Growth	62,143
Morningstar Small-Cap Value	16,220
Morningstar U.S. Equity	5,820
Morningstar Value	994

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Morningstar Growth	$99,719,460	$100,796,617	$3,513,243
Morningstar Mid-Cap	75,480,594	57,462,616	(1,935,287)
Morningstar Mid-Cap Growth	143,729,932	118,642,865	(3,087,483)
Morningstar Mid-Cap Value	64,276,135	50,578,446	(2,997,808)
Morningstar Small-Cap	17,705,089	37,483,940	3,583,053
Morningstar Small-Cap Growth	68,216,914	85,767,462	430,680
Morningstar Small-Cap Value	38,099,290	49,139,060	(3,311,458)
Morningstar U.S. Equity	16,699,591	9,665,135	552,679
Morningstar Value	41,831,030	25,276,052	86,668

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Morningstar Growth	$251,041,940	$249,180,970
Morningstar Mid-Cap	139,334,724	139,485,301
Morningstar Mid-Cap Growth	290,796,636	291,082,613
Morningstar Mid-Cap Value	99,186,108	98,501,828
Morningstar Small-Cap	66,216,450	66,322,681
Morningstar Small-Cap Growth	171,485,955	176,364,399
Morningstar Small-Cap Value	115,660,287	112,421,471
Morningstar U.S. Equity	37,260,115	36,831,060
Morningstar Value	78,498,498	78,169,943

134	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For the six months ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Morningstar Growth	$146,239,297	$78,014,635
Morningstar Mid-Cap	132,264,452	149,577,925
Morningstar Mid-Cap Growth	269,651,776	564,040,562
Morningstar Mid-Cap Value	132,693,539	121,898,827
Morningstar Small-Cap	2,708,504	2,682,903
Morningstar Small-Cap Growth	2,520,989	284,821,609
Morningstar Small-Cap Value	128,800,608	156,928,275
Morningstar U.S. Equity	—	36,569,715
Morningstar Value	64,690,804	3,173,476

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring

Morningstar Growth	$109,462,904
Morningstar Mid-Cap	56,037,265
Morningstar Mid-Cap Growth	68,160,148
Morningstar Mid-Cap Value	27,164,578
Morningstar Small-Cap	26,958,768
Morningstar Small-Cap Growth	59,824,289
Morningstar Small-Cap Value	35,069,200
Morningstar U.S. Equity	56,517,575
Morningstar Value	53,433,371

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Morningstar Growth	$1,579,936,999	$729,781,412	$(25,221,169)	$704,560,243
Morningstar Mid-Cap	810,553,335	182,890,160	(32,373,491)	150,516,669
Morningstar Mid-Cap Growth	1,191,573,257	276,504,865	(32,563,939)	243,940,926
Morningstar Mid-Cap Value	416,382,893	82,189,724	(10,529,851)	71,659,873
Morningstar Small-Cap	253,163,659	33,184,602	(21,218,954)	11,965,648
Morningstar Small-Cap Growth	522,890,873	61,794,395	(47,323,603)	14,470,792
Morningstar Small-Cap Value	405,565,118	54,226,001	(25,569,706)	28,656,295
Morningstar U.S. Equity	761,367,893	207,457,385	(18,105,542)	189,351,843
Morningstar Value	679,067,359	124,396,023	(14,557,941)	109,838,082

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	135

Notes to Financial Statements  (unaudited) (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

136	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Transactions in capital shares were as follows:

	Six Months Ended 10/31/21		Year Ended 04/30/21
iShares ETF	Shares	Amount	Shares		Amount

Morningstar Growth
Shares sold	2,400,000	$146,556,090	29,900,000	(a)	$1,604,954,974
Shares redeemed	(1,250,000)	(78,144,738)	(34,900,000	)(a)	(1,871,413,497)

Net increase (decrease)	1,150,000	$68,411,352	(5,000,000)		$(266,458,523)

Morningstar Mid-Cap
Shares sold	2,000,000	$132,799,764	7,400,000	(b)	$452,376,412
Shares redeemed	(2,300,000)	(150,750,060)	(7,200,000	)(b)	(438,262,629)

Net increase (decrease)	(300,000)	$(17,950,296)	200,000		$14,113,783

Morningstar Mid-Cap Growth
Shares sold	4,000,000	$270,501,881	25,600,000	(c)	$1,476,002,219
Shares redeemed	(8,600,000)	(567,204,808)	(15,350,000	)(c)	(962,145,150)

Net increase (decrease)	(4,600,000)	$(296,702,927)	10,250,000		$513,857,069

Morningstar Mid-Cap Value
Shares sold	2,050,000	$133,510,841	450,000	(d)	$24,647,782
Shares redeemed	(1,950,000)	(122,388,088)	(1,550,000	)(d)	(73,325,342)

Net increase (decrease)	100,000	$11,122,753	(1,100,000)		$(48,677,560)

Morningstar Small-Cap
Shares sold	50,000	$2,817,190	3,000,000	(b)	$176,528,854
Shares redeemed	(50,000)	(2,787,851)	(4,050,000	)(b)	(218,483,462)

Net increase (decrease)	—	$29,339	(1,050,000)		$(41,954,608)

Morningstar Small-Cap Growth
Shares sold	50,000	$2,572,231	20,700,000	(c)	$1,003,545,020
Shares redeemed	(5,750,000)	(288,449,334)	(11,850,000	)(c)	(590,274,964)

Net increase (decrease)	(5,700,000)	$(285,877,103)	8,850,000		$413,270,056

Morningstar Small-Cap Value
Shares sold	2,250,000	$135,035,605	950,000	(d)	$52,199,867
Shares redeemed	(2,800,000)	(160,337,469)	(1,100,000	)(d)	(42,588,440)

Net increase (decrease)	(550,000)	$(25,301,864)	(150,000)		$9,611,427

Morningstar U.S. Equity
Shares sold	—	$—	13,400,000	(b)	$738,349,045
Shares redeemed	(600,000)	(36,691,826)	(15,900,000	)(b)	(856,010,554)

Net decrease	(600,000)	$(36,691,826)	(2,500,000)		$(117,661,509)

Morningstar Value
Shares sold	1,000,000	$64,934,787	7,100,000	(e)	$421,625,514
Shares redeemed	(50,000)	(3,187,991)	(5,600,000	)(e)	(329,751,312)

Net increase	950,000	$61,746,796	1,500,000		$91,874,202

(a)	Share transactions reflect a five-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Share transactions reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(c)	Share transactions reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(d)	Share transactions reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(e)	Share transactions reflect a two-for-one stock split effective after the close of trading on April 16, 2021.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements (unaudited) (continued)

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Morningstar Mid-Cap Value ETF received proceeds of $404,668 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to an appeal which remains pending.. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Board Review and Approval of Investment Advisory Contract

iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares Morningstar U.S. Equity ETF, iShares Morningstar Value ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Morningstar Growth(a)	$0.132813	$—	$0.006337	$0.139150	95%	—%	5%		100%
Morningstar Mid-Cap(a)	0.343686	—	0.057539	0.401225	86	—	14		100
Morningstar Mid-Cap Growth(a)	0.180553	—	0.003169	0.183722	98	—	2		100
Morningstar Mid-Cap Value(a)	0.554261	—	0.046516	0.600777	92	—	8		100
Morningstar Small-Cap(a)	0.298354	—	0.039248	0.337602	88	—	12		100
Morningstar Small-Cap Growth(a)	0.155208	—	0.023709	0.178917	87	—	13		100
Morningstar Small-Cap Value(a)	0.445515	—	0.043066	0.488581	91	—	9		100
Morningstar U.S. Equity(a)	0.366652	—	0.003031	0.369683	99	—	1		100
Morningstar Value(a)	0.638999	—	0.001437	0.640436	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

S U P P L E M E N T A L I N F O R M A T I O N	141

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	143

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-SAR-404-1021

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

iShares Trust

•	iShares Cohen & Steers REIT ETF | ICF | Cboe BZX
•	iShares Core U.S. REIT ETF | USRT | NYSE Arca
•	iShares Global REIT ETF | REET | NYSE Arca
•	iShares International Developed Real Estate ETF | IFGL | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of October 31, 2021	iShares® Cohen & Steers REIT ETF

Investment Objective

The iShares Cohen & Steers REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (REITs), as represented by the Cohen & Steers Realty Majors Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	13.22%	45.44%	10.46%	10.49%	45.44%	64.41%	171.08%
Fund Market	13.24	45.50	10.46	10.50	45.50	64.42	171.29
Index	13.41	45.93	10.85	10.88	45.93	67.39	181.00

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,132.20	$1.72		$1,000.00	$1,023.60	$1.63		0.32%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 8 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Specialized REITs	42.1%
Residential REITs	20.0
Retail REITs	11.5
Industrial REITs	10.9
Health Care REITs	8.0
Office REITs	6.2
Hotel & Resort REITs	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Prologis Inc.	8.6%
Equinix Inc.	7.9
American Tower Corp.	7.7
Crown Castle International Corp.	7.2
Public Storage	5.5
Simon Property Group Inc.	5.2
Digital Realty Trust Inc.	4.8
SBA Communications Corp.	4.1
Realty Income Corp.	4.1
Welltower Inc.	3.7

(a)	Excludes money market funds.

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Fund Summary as of October 31, 2021	iShares® Core U.S. REIT ETF

Investment Objective

The iShares Core U.S. REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate equities, as represented by the FTSE Nareit Equity REITs Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	12.60%	51.78%	9.67%	9.96%	51.78%	58.64%	158.40%
Fund Market	12.62	51.73	9.66	9.95	51.73	58.57	158.28
Index	12.63	51.80	9.69	10.22	51.80	58.80	164.60

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through November 2, 2016 reflects the performance of the FTSE NAREIT Real Estate 50 Index. Index performance beginning on November 3, 2016 reflects the performance of the FTSE Nareit Equity REITS Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,126.00	$0.43		$1,000.00	$1,024.80	$0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 8 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Specialized REITs	24.8%
Residential REITs	19.7
Industrial REITs	14.9
Retail REITs	13.3
Health Care REITs	10.1
Office REITs	9.0
Diversified REITs	4.9
Hotel & Resort REITs	3.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Prologis Inc.	8.8%
Equinix Inc.	6.2
Public Storage	4.1
Simon Property Group Inc.	3.9
Digital Realty Trust Inc.	3.6
Welltower Inc.	2.8
AvalonBay Communities Inc.	2.7
Equity Residential	2.6
Alexandria Real Estate Equities Inc.	2.6
Realty Income Corp.	2.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021	iShares® Global REIT ETF

Investment Objective

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA Nareit Global REITS Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	8.86%	47.03%	7.50%	6.60%	47.03%	43.59%	59.59%
Fund Market	8.93	46.89	7.48	6.60	46.89	43.41	59.65
Index	8.53	45.95	6.60	5.77	45.95	37.64	50.72

The inception date of the Fund was 7/8/14. The first day of secondary market trading was 7/10/14.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,088.60	$0.74		$1,000.00	$1,024.50	$0.71		0.14%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 8 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrial REITs	17.4%
Specialized REITs	17.0
Retail REITs	16.5
Residential REITs	16.3
Office REITs	11.4
Diversified REITs	10.6
Health Care REITs	8.0
Hotel & Resort REITs	2.8
Other (each representing less than 1%)	0.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	69.9%
Japan	7.6
United Kingdom	5.1
Australia	4.0
Singapore	3.3
Canada	3.2
France	1.8
Belgium	1.3
Hong Kong	1.3
South Africa	0.5

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® International Developed Real Estate ETF

Investment Objective

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA Nareit Developed ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns
	6 Months	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	3.12%	30.38%	6.02%	6.04%	30.38%	33.94%	79.78%
Fund Market	3.12	30.34	5.97	6.16	30.34	33.66	81.84
Index	3.17	30.52	6.19	6.32	30.52	35.00	84.56

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,031.20	$2.46		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 8 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Real Estate Operating Companies	23.9%
Retail REITs	14.6
Diversified REITs	13.5
Industrial REITs	12.8
Diversified Real Estate Activities	12.4
Office REITs	10.2
Residential REITs	4.8
Real Estate Development	2.9
Health Care REITs	1.8
Specialized REITs	1.7
Hotel & Resort REITs	1.1
Health Care Facilities	0.3

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	23.9%
Hong Kong	11.6
United Kingdom	11.4
Australia	9.2
Germany	8.9
Singapore	7.9
Canada	7.4
Sweden	6.7
France	3.6
Belgium	2.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® Cohen & Steers REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care REITs — 8.0%
Healthpeak Properties Inc.	1,583,809	$56,241,058
Ventas Inc.	1,140,970	60,893,569
Welltower Inc.	1,227,003	98,651,041

		215,785,668

Hotel & Resort REITs — 1.3%
Host Hotels & Resorts Inc.(a)	2,075,033	34,922,805

Industrial REITs — 10.9%
Duke Realty Corp.	1,101,999	61,976,424
Prologis Inc.	1,608,456	233,161,781

		295,138,205

Office REITs — 6.2%
Alexandria Real Estate Equities Inc.	403,136	82,296,183
Boston Properties Inc.	417,387	47,431,859
Cousins Properties Inc.	436,859	17,303,985
Kilroy Realty Corp.	311,421	20,983,547

		168,015,574

Residential REITs — 20.0%
AvalonBay Communities Inc.	410,269	97,102,467
Equity LifeStyle Properties Inc.	498,947	42,166,011
Equity Residential	1,011,190	87,366,816
Essex Property Trust Inc.	191,018	64,932,748
Invitation Homes Inc.	1,668,199	68,813,209
Mid-America Apartment Communities Inc.	336,452	68,706,863
Sun Communities Inc.	328,641	64,407,063
UDR Inc.	820,026	45,536,044

		539,031,221

Retail REITs — 11.5%
Federal Realty Investment Trust	207,940	25,025,579
Realty Income Corp.	1,553,313	110,953,148
Regency Centers Corp.	464,244	32,687,420

Security	Shares	Value

Retail REITs (continued)
Simon Property Group Inc.	965,481	$141,520,205

		310,186,352

Specialized REITs — 42.0%
American Tower Corp.	739,518	208,521,890
Crown Castle International Corp.	1,071,010	193,103,103
Digital Realty Trust Inc.	827,526	130,591,878
Equinix Inc.	254,384	212,937,215
Extra Space Storage Inc.	392,997	77,565,818
Public Storage	447,373	148,608,363
SBA Communications Corp.	321,456	111,008,401
VICI Properties Inc.	1,804,244	52,954,561

		1,135,291,229

Total Common Stocks — 99.9% (Cost: $2,004,229,706)		2,698,371,054

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury,
SL Agency Shares, 0.00%(b)(c)	3,800,000	3,800,000

Total Short -Term Investments — 0.1% (Cost: $3,800,000)		3,800,000

Total Investments in Securities — 100.0% (Cost: $2,008,029,706)		2,702,171,054

Other Assets, Less Liabilities — (0.0)%		(1,341,504)

Net Assets — 100.0%		$2,700,829,550

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$4,130,000	$—	$(330,000	)(a)	$—	$—	$3,800,000	3,800,000	$102	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	46	12/17/21	$1,955	$106,096

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Cohen & Steers REIT ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$106,096

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$489,121

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(291,547)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,934,487

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,698,371,054	$—	$—	$2,698,371,054
Money Market Funds	3,800,000	—	—	3,800,000

	$2,702,171,054	$—	$—	$2,702,171,054

Derivative financial instruments(a)
Assets
Futures Contracts	$106,096	$—	$—	$106,096

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

10	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 4.9%
Alexander & Baldwin Inc.	149,847	$3,675,747
American Assets Trust Inc.	103,266	3,906,553
Armada Hoffler Properties Inc.	125,733	1,723,800
Broadstone Net Lease Inc.	320,668	8,526,562
DigitalBridge Group Inc.(a)	1,007,142	6,747,851
Empire State Realty Trust Inc., Class A	296,910	2,874,089
Essential Properties Realty Trust Inc.	242,905	7,236,140
Gladstone Commercial Corp.	76,209	1,665,929
Global Net Lease Inc.	208,785	3,344,736
One Liberty Properties Inc.	33,950	1,061,277
PS Business Parks Inc.	41,692	7,408,668
STORE Capital Corp.	508,940	17,471,910
VEREIT Inc.	475,639	23,924,642
Washington REIT	176,800	4,481,880
WP Carey Inc.	380,740	29,358,861

		123,408,645

Health Care REITs — 10.0%
CareTrust REIT Inc.	181,303	3,762,037
Community Healthcare Trust Inc.	49,175	2,352,532
Diversified Healthcare Trust	495,683	1,804,286
Global Medical REIT Inc.	123,812	2,052,803
Healthcare Realty Trust Inc.	301,401	9,964,317
Healthcare Trust of America Inc., Class A	453,315	15,136,188
Healthpeak Properties Inc.	1,123,447	39,893,603
LTC Properties Inc.	80,512	2,565,112
Medical Properties Trust Inc.	1,231,320	26,264,056
National Health Investors Inc.	90,928	4,890,108
Omega Healthcare Investors Inc.	497,114	14,595,267
Physicians Realty Trust	447,014	8,497,736
Sabra Health Care REIT Inc.	457,633	6,475,507
Universal Health Realty Income Trust	26,817	1,527,765
Ventas Inc.	818,525	43,684,679
Welltower Inc.	881,148	70,844,299

		254,310,295

Hotel & Resort REITs — 3.3%
Apple Hospitality REIT Inc.	444,719	6,986,535
Chatham Lodging Trust(a)	100,099	1,270,256
CorePoint Lodging Inc.(a)	82,236	1,417,749
DiamondRock Hospitality Co.(a)	432,550	3,910,252
Hersha Hospitality Trust, Class A(a)	66,685	595,497
Host Hotels & Resorts Inc.(a)	1,473,188	24,793,754
Park Hotels & Resorts Inc.(a)	489,317	9,067,044
Pebblebrook Hotel Trust(b)	269,859	6,061,033
RLJ Lodging Trust	343,546	4,953,933
Ryman Hospitality Properties Inc.(a)(b)	111,374	9,526,932
Service Properties Trust	338,536	3,646,033
Summit Hotel Properties Inc.(a)	216,203	2,162,030
Sunstone Hotel Investors Inc.(a)	452,208	5,580,247
Xenia Hotels & Resorts Inc.(a)	236,085	4,202,313

		84,173,608

Industrial REITs — 14.8%
Americold Realty Trust	543,824	16,026,493
Duke Realty Corp.	780,020	43,868,325
EastGroup Properties Inc.	82,291	16,275,514
First Industrial Realty Trust Inc.	268,034	15,607,620
Industrial Logistics Properties Trust	134,371	3,774,481
Lexington Realty Trust	568,860	8,288,290
Monmouth Real Estate Investment Corp.	197,006	3,713,563

Security	Shares	Value

Industrial REITs (continued)
Plymouth Industrial REIT Inc.	61,326	$1,567,493
Prologis Inc.	1,537,574	222,886,727
Rexford Industrial Realty Inc.	287,287	19,305,686
STAG Industrial Inc.	338,005	14,713,358
Terreno Realty Corp.	143,975	10,528,892

		376,556,442

Office REITs — 9.0%
Alexandria Real Estate Equities Inc.	321,478	65,626,519
Boston Properties Inc.	325,329	36,970,387
Brandywine Realty Trust	352,662	4,672,771
CIM Commercial Trust Corp.	36,262	306,414
City Office REIT Inc.	89,312	1,694,249
Columbia Property Trust Inc.	237,152	4,546,204
Corporate Office Properties Trust	234,461	6,358,582
Cousins Properties Inc.	308,803	12,231,687
Douglas Emmett Inc.	346,530	11,324,600
Easterly Government Properties Inc.	174,390	3,667,422
Franklin Street Properties Corp., Class C	213,058	958,761
Highwoods Properties Inc.	214,150	9,602,486
Hudson Pacific Properties Inc.	309,130	7,960,097
JBG SMITH Properties	258,466	7,459,329
Kilroy Realty Corp.	241,836	16,294,910
Mack-Cali Realty Corp.(a)	181,656	3,304,323
Office Properties Income Trust	99,581	2,551,265
Paramount Group Inc.	386,093	3,274,069
Piedmont Office Realty Trust Inc., Class A	257,787	4,578,297
SL Green Realty Corp.	139,399	9,767,688
Vornado Realty Trust	365,537	15,582,842

		228,732,902

Residential REITs — 19.7%
American Campus Communities Inc.	285,207	15,321,320
American Homes 4 Rent, Class A	589,338	23,927,123
Apartment Income REIT Corp.	325,536	17,451,985
Apartment Investment & Management Co., Class A	310,213	2,351,414
AvalonBay Communities Inc.	290,545	68,766,191
Bluerock Residential Growth REIT Inc., Class A	54,917	743,027
BRT Apartments Corp.	24,423	486,018
Camden Property Trust	202,705	33,061,185
Centerspace	29,059	2,941,933
Equity LifeStyle Properties Inc.	362,065	30,598,113
Equity Residential	768,152	66,368,333
Essex Property Trust Inc.	135,050	45,907,546
Independence Realty Trust Inc.	218,566	5,164,715
Invitation Homes Inc.	1,201,494	49,561,627
Mid-America Apartment Communities Inc.	240,437	49,099,640
NexPoint Residential Trust Inc.	46,223	3,273,513
Preferred Apartment Communities Inc., Class A	107,698	1,358,072
Sun Communities Inc.	238,712	46,782,778
UDR Inc.	615,364	34,171,163
UMH Properties Inc.	87,753	2,100,807

		499,436,503

Retail REITs — 13.3%
Acadia Realty Trust	179,588	3,839,592
Agree Realty Corp.	140,796	10,004,964
Alexander’s Inc.	4,444	1,238,898
American Finance Trust Inc.	244,897	2,027,747
Brixmor Property Group Inc.	616,674	14,454,839
Federal Realty Investment Trust	160,796	19,351,799
Getty Realty Corp.	79,790	2,562,855

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Kimco Realty Corp.	1,210,473	$27,356,690
Kite Realty Group Trust	448,520	9,104,956
Macerich Co. (The)	442,677	8,008,027
National Retail Properties Inc.	363,909	16,506,912
NETSTREIT Corp.	82,772	2,006,393
Phillips Edison & Co. Inc.	39,645	1,194,900
Realty Income Corp.	811,923	57,995,660
Regency Centers Corp.	351,842	24,773,195
Retail Opportunity Investments Corp.	247,151	4,391,873
Retail Value Inc.	36,018	225,473
RPT Realty	167,908	2,231,497
Saul Centers Inc.	24,893	1,155,035
Seritage Growth Properties, Class A(a)	77,236	1,189,434
Simon Property Group Inc.	679,866	99,654,758
SITE Centers Corp.	359,725	5,716,030
Spirit Realty Capital Inc.	247,378	12,104,206
Tanger Factory Outlet Centers Inc.	211,557	3,554,158
Urban Edge Properties	239,446	4,197,488
Urstadt Biddle Properties Inc., Class A	62,143	1,220,489
Whitestone REIT	89,652	823,005

		336,890,873

Specialized REITs — 24.7%
CoreSite Realty Corp.	91,200	12,992,352
CubeSmart	418,268	23,008,923
CyrusOne Inc.	258,231	21,180,107
Digital Realty Trust Inc.	585,020	92,322,006
EPR Properties	154,380	7,751,420
Equinix Inc.	186,398	156,028,174
Extra Space Storage Inc.	273,306	53,942,405
Farmland Partners Inc.	59,184	665,228
Four Corners Property Trust Inc.	156,773	4,546,417
Gaming and Leisure Properties Inc.	459,336	22,273,203
GEO Group Inc. (The)	200,223	1,637,824
Gladstone Land Corp.	59,305	1,313,013
Iron Mountain Inc.	596,966	27,245,528

Security	Shares	Value

Specialized REITs (continued)
Lamar Advertising Co., Class A	179,523	$20,322,004
Life Storage Inc.	162,073	21,686,988
National Storage Affiliates Trust	168,279	10,510,706
Outfront Media Inc.	301,741	7,510,333
Public Storage	314,274	104,395,537
Safehold Inc.(b)	37,190	2,778,093
VICI Properties Inc.	1,223,378	35,906,144

		628,016,405

Total Common Stocks — 99.7% (Cost: $2,156,405,627)		2,531,525,673

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	2,465,185	2,466,418
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	6,630,000	6,630,000

		9,096,418

Total Short -Term Investments — 0.4% (Cost: $9,096,418)		9,096,418

Total Investments in Securities — 100.1% (Cost: $2,165,502,045)		2,540,622,091

Other Assets, Less Liabilities — (0.1)%		(1,437,098)

Net Assets — 100.0%		$2,539,184,993

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency
Shares	$129,227	$2,337,275	(a)	$—	$(96)	$12	$2,466,418	2,465,185	$1,003	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,320,000	4,310,000	(a)	—	—	—	6,630,000	6,630,000	140		—

					$(96)	$12	$9,096,418		$1,143		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

12	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Core U.S. REIT ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	172	12/17/21	$7,312	$284,993

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$284,993

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$527,063

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$41,136

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,812,140

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,531,525,673	$—	$—	$2,531,525,673
Money Market Funds	9,096,418	—	—	9,096,418

	$2,540,622,091	$—	$—	$2,540,622,091

Derivative financial instruments(a)
Assets
Futures Contracts	$284,993	$—	$—	$284,993

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) October 31, 2021	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.0%
APN Industria REIT	515,294	$1,311,223
Arena REIT	639,811	2,177,532
BWP Trust	972,492	3,115,792
Centuria Industrial REIT	911,561	2,514,335
Centuria Office REIT	920,345	1,670,243
Charter Hall Long Wale REIT	1,064,854	3,906,534
Charter Hall Retail REIT	968,860	3,005,753
Charter Hall Social Infrastructure REIT	656,614	1,889,696
Cromwell Property Group	2,833,542	1,734,100
Dexus	2,158,386	17,704,769
GPT Group (The)	3,845,038	15,011,205
Growthpoint Properties Australia Ltd.	555,771	1,744,195
HomeCo Daily Needs REIT	797,756	864,161
Hotel Property Investments	346,528	935,557
Mirvac Group	7,893,288	16,845,576
National Storage REIT	2,385,231	4,318,521
Scentre Group	10,405,754	23,734,328
Shopping Centres Australasia Property Group	2,250,446	4,727,862
Stockland	4,786,512	16,498,822
Vicinity Centres	7,595,507	9,919,609
Waypoint REIT	1,569,914	3,236,790

		136,866,603

Belgium — 1.3%
Aedifica SA	72,030	9,605,207
Ascencio	10,287	592,846
Befimmo SA	43,579	1,783,357
Cofinimmo SA	60,205	9,713,108
Intervest Offices & Warehouses NV	48,006	1,399,976
Leasinvest Real Estate SCA	8,437	778,303
Montea NV	24,657	3,659,848
Retail Estates NV	20,401	1,633,728
Warehouses De Pauw CVA	282,500	12,864,064
Xior Student Housing NV	40,621	2,404,243

		44,434,680

Canada — 3.2%
Allied Properties REIT	252,613	8,730,008
Artis REIT	188,798	1,787,906
Boardwalk REIT	76,022	3,279,585
Canadian Apartment Properties REIT	342,611	16,729,139
Choice Properties REIT	517,980	6,231,999
Cominar REIT	335,286	3,129,083
Crombie REIT	191,807	2,864,086
Dream Industrial REIT	404,963	5,546,318
Dream Office REIT	73,933	1,394,906
First Capital Real Estate Investment Trust	438,920	6,270,286
Granite REIT	123,414	10,003,953
H&R Real Estate Investment Trust	564,600	7,760,057
InterRent REIT	259,053	3,794,951
Killam Apartment REIT	216,139	3,971,397
NorthWest Healthcare Properties REIT	374,818	4,021,964
RioCan REIT	635,359	11,443,239
SmartCentres Real Estate Investment Trust	262,426	6,613,661
Summit Industrial Income REIT	314,601	6,009,347

		109,581,885

China — 0.0%
Yuexiu REIT	2,569,000	1,119,325

Security	Shares	Value

France — 1.7%
Carmila SA	81,019	$1,227,719
Covivio	100,654	8,718,034
Gecina SA	103,385	14,467,561
ICADE	68,285	5,355,037
Klepierre SA	363,617	8,656,362
Mercialys SA	127,195	1,381,742
Unibail-Rodamco-Westfield(a)	270,465	19,312,470

		59,118,925

Germany — 0.3%
alstria office REIT-AG	372,077	6,954,800
Hamborner REIT AG	141,987	1,593,512

		8,548,312

Hong Kong — 1.3%
Champion REIT	4,003,000	2,099,693
Hui Xian Real Estate Investment Trust(b)	4,993,000	1,153,253
Link REIT	4,170,600	36,949,174
Prosperity REIT	2,470,000	970,609
Sunlight REIT	2,159,000	1,248,699

		42,421,428

Ireland — 0.1%
Hibernia REIT PLC	1,340,883	1,953,076
Irish Residential Properties REIT PLC	898,567	1,693,152

		3,646,228

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA(a)	141,586	620,824

Japan — 7.6%
Activia Properties Inc.	1,389	5,694,444
Advance Residence Investment Corp.	2,589	8,495,600
AEON REIT Investment Corp.	3,146	4,252,896
Comforia Residential REIT Inc.	1,258	3,664,453
Daiwa House REIT Investment Corp.	4,238	12,161,503
Daiwa Office Investment Corp.	541	3,492,099
Daiwa Securities Living Investments Corp.	3,920	3,960,047
Frontier Real Estate Investment Corp.	972	4,300,265
Fukuoka REIT Corp.	1,445	2,144,689
Global One Real Estate Investment Corp.	1,929	1,986,833
GLP J-REIT	8,496	13,857,481
Hankyu Hanshin REIT Inc.	1,330	1,961,543
Heiwa Real Estate REIT Inc.	1,829	2,553,572
Hoshino Resorts REIT Inc.	444	2,899,122
Hulic Reit Inc.	2,395	3,628,393
Ichigo Office REIT Investment Corp.	2,354	1,783,173
Industrial & Infrastructure Fund Investment Corp.	3,817	6,998,649
Invesco Office J-Reit Inc.	5,698	1,133,938
Invincible Investment Corp.	9,809	3,877,974
Japan Excellent Inc.	2,494	3,011,324
Japan Hotel REIT Investment Corp.	9,033	5,455,106
Japan Logistics Fund Inc.	1,732	5,174,345
Japan Metropolitan Fund Invest	13,770	12,648,007
Japan Prime Realty Investment Corp.	1,766	6,477,526
Japan Real Estate Investment Corp.	2,606	15,972,781
Kenedix Office Investment Corp.	762	4,824,784
Kenedix Residential Next Investment Corp.	1,960	3,769,528
Kenedix Retail REIT Corp.	1,158	2,954,693
LaSalle Logiport REIT	3,584	5,962,065
Mitsubishi Estate Logistics REIT Investment Corp.	755	3,264,741
Mitsui Fudosan Logistics Park Inc.	1,009	5,364,808
Mori Hills REIT Investment Corp.	3,183	4,315,639

14	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mori Trust Sogo REIT Inc.	1,980	$2,558,039
Nippon Accommodations Fund Inc.	930	5,181,399
Nippon Building Fund Inc.	2,969	19,289,425
Nippon Prologis REIT Inc.	4,473	14,939,971
Nippon REIT Investment Corp.	863	3,317,552
Nomura Real Estate Master Fund Inc.	8,985	13,454,734
NTT UD REIT Investment Corp.	2,541	3,373,021
Orix JREIT Inc.	5,275	8,751,777
Sekisui House Reit Inc.	8,106	6,128,129
SOSiLA Logistics REIT Inc.	1,223	1,839,027
Starts Proceed Investment Corp.	439	922,286
Tokyu REIT Inc.	1,756	2,946,214
United Urban Investment Corp.	5,966	7,436,970

		258,180,565

Malaysia — 0.1%
Axis Real Estate Investment Trust	2,295,300	1,058,687
IGB REIT	3,512,600	1,425,059
Sunway REIT	4,026,700	1,422,081

		3,905,827

Mexico — 0.4%
Concentradora Fibra Danhos SA de CV(b)	470,315	568,362
Fibra Uno Administracion SA de CV	6,214,913	6,176,273
Macquarie Mexico Real Estate Management SA de CV(c)	1,457,750	1,738,991
PLA Administradora Industrial S. de RL de CV(b)	1,588,009	2,224,508
Prologis Property Mexico SA de CV	907,548	2,089,018

		12,797,152

Netherlands — 0.2%
Eurocommercial Properties NV	102,157	2,384,307
NSI NV	38,348	1,538,261
Vastned Retail NV	35,402	1,008,920
Wereldhave NV	82,150	1,275,217

		6,206,705

New Zealand — 0.2%
Goodman Property Trust	2,196,578	3,916,794
Kiwi Property Group Ltd.	3,168,540	2,657,048
Stride Property Group	866,777	1,478,295

		8,052,137

Philippines — 0.0%
AREIT Inc., NVS	849,100	720,918

Saudi Arabia — 0.1%
Al Maather REIT Fund	83,335	208,843
Al Rajhi REIT	226,371	736,284
Alahli REIT Fund 1	88,881	329,373
Al-Jazira Reit Fund, NVS	24,872	159,806
Alkhabeer REIT	105,504	257,649
Jadwa REIT Saudi Fund	279,131	1,087,977
Musharaka Real Estate Income Fund, NVS	153,043	407,552
Riyad REIT Fund	299,920	826,262
Sedco Capital REIT Fund	66,588	219,066
Swicorp Wabel REIT, NVS(a)	165,441	343,594
Taleem REIT, NVS	48,521	180,071

		4,756,477

Singapore — 3.3%
AIMS APAC REIT	1,108,200	1,183,395
ARA LOGOS Logistics Trust	2,560,400	1,711,549
Ascendas REIT	6,833,314	15,651,233
Ascott Residence Trust	3,605,632	2,757,072

Security	Shares	Value

Singapore (continued)
CapitaLand China Trust(b)	2,081,130	$1,884,891
CapitaLand Integrated Commercial Trust	9,567,826	15,236,335
CDL Hospitality Trusts	1,584,700	1,410,147
Cromwell European Real Estate Investment Trust	635,500	1,946,791
ESR-REIT	5,367,500	1,910,567
Far East Hospitality Trust	1,941,000	929,036
First REIT(b)	2,261,400	444,398
Fortune REIT	2,748,000	2,850,362
Frasers Centrepoint Trust	2,163,970	3,869,604
Frasers Logistics & Commercial Trust	5,745,700	6,469,846
Keppel DC REIT(b)	2,479,133	4,389,751
Keppel Pacific Oak US REIT	1,691,200	1,344,504
Keppel REIT	4,273,500	3,576,759
Lendlease Global Commercial REIT	1,768,800	1,148,496
Manulife US Real Estate Investment Trust	2,897,400	2,061,462
Mapletree Commercial Trust	4,444,691	7,189,387
Mapletree Industrial Trust	3,724,210	7,602,484
Mapletree Logistics Trust	5,757,917	8,634,190
Mapletree North Asia Commercial Trust(b)	4,672,700	3,540,628
OUE Commercial Real Estate Investment Trust	4,290,600	1,431,791
Parkway Life REIT	776,200	2,682,308
Prime U.S. REIT	1,276,900	1,103,313
Sasseur Real Estate Investment Trust	1,072,400	675,966
SPH REIT	1,886,500	1,365,559
Starhill Global REIT	2,835,400	1,357,813
Suntec REIT	4,263,400	4,720,177

		111,079,814

South Africa — 0.5%
Attacq Ltd.(a)(b)	1,415,869	608,436
Emira Property Fund Ltd.	668,333	414,357
Equites Property Fund Ltd.	1,318,392	1,763,648
Growthpoint Properties Ltd.	6,999,947	5,951,832
Hyprop Investments Ltd.	616,957	1,197,706
Investec Property Fund Ltd.	1,128,155	784,556
Redefine Properties Ltd.(a)	10,910,701	3,221,187
SA Corporate Real Estate Ltd.	5,185,645	724,658
Stor-Age Property REIT Ltd.	708,917	652,577
Vukile Property Fund Ltd.	1,773,918	1,418,359

		16,737,316

Spain — 0.4%
Inmobiliaria Colonial Socimi SA	704,009	6,844,347
Lar Espana Real Estate Socimi SA	120,513	732,786
Merlin Properties Socimi SA	679,477	7,358,517

		14,935,650

Thailand — 0.1%
WHA Premium Growth Freehold & Leasehold REIT, Class F(b)	3,470,302	1,380,486

Turkey — 0.1%
AKIS Gayrimenkul Yatirimi AS(a)	527,142	100,654
Akmerkez Gayrimenkul Yatirim Ortakligi AS	13,698	54,869
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,813,775	781,479
Halk Gayrimenkul Yatirim Ortakligi AS(b)	449,123	122,261
Is Gayrimenkul Yatirim Ortakligi AS(a)	937,517	186,966
Ozak Gayrimenkul Yatirim Ortakligi(a)	204,709	109,585
Torunlar Gayrimenkul Yatirim Ortakligi AS(a)	310,932	124,728

		1,480,542

United Kingdom — 5.1%
Assura PLC	5,279,229	5,266,947

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Big Yellow Group PLC	339,995	$6,881,793
BMO Commercial Property Trust Ltd.	1,040,761	1,458,518
BMO Real Estate Investments Ltd.	482,385	562,681
British Land Co. PLC (The)	1,856,316	12,533,796
Capital & Counties Properties PLC	1,478,243	3,334,066
Civitas Social Housing PLC	1,251,431	1,608,175
Custodian REIT PLC	779,578	1,037,019
Derwent London PLC	202,427	9,363,419
Empiric Student Property PLC(a)	1,179,302	1,428,332
GCP Student Living PLC	915,360	2,635,565
Great Portland Estates PLC	508,750	5,087,224
Hammerson PLC(b)	8,473,572	3,720,544
Impact Healthcare REIT PLC	528,388	854,735
Land Securities Group PLC	1,429,823	13,432,441
LondonMetric Property PLC	1,774,025	6,344,877
LXI REIT PLC	1,406,314	2,821,716
NewRiver REIT PLC	631,359	673,093
Picton Property Income Ltd. (The)	1,093,700	1,453,377
Primary Health Properties PLC	2,667,840	5,603,092
PRS REIT PLC (The)	930,448	1,298,833
Regional REIT Ltd.(c)	739,793	888,673
Safestore Holdings PLC	416,597	6,853,012
Schroder REIT Ltd.	987,532	678,447
Segro PLC	2,400,455	42,426,947
Shaftesbury PLC	568,200	4,849,665
Standard Life Investment Property Income Trust Ltd.	798,184	802,881
Target Healthcare REIT PLC	1,028,306	1,677,488
Triple Point Social Housing REIT PLC(c)	733,526	979,775
Tritax Big Box REIT PLC	3,749,748	11,539,602
UK Commercial Property REIT Ltd.	1,480,046	1,536,659
UNITE Group PLC (The)	639,661	9,550,642
Workspace Group PLC	268,363	3,018,946

		172,202,980

United States — 69.7%
Acadia Realty Trust	173,524	3,709,943
Agree Realty Corp.	135,271	9,612,357
Alexander & Baldwin Inc.	144,527	3,545,247
Alexandria Real Estate Equities Inc.	308,870	63,052,722
American Assets Trust Inc.	99,578	3,767,036
American Campus Communities Inc.	274,123	14,725,887
American Finance Trust Inc.	236,211	1,955,827
American Homes 4 Rent, Class A	566,220	22,988,532
Americold Realty Trust	522,597	15,400,934
Apartment Income REIT Corp	312,824	16,770,495
Apartment Investment & Management Co., Class A	297,072	2,251,806
Apple Hospitality REIT Inc.	426,575	6,701,493
Armada Hoffler Properties Inc.	119,698	1,641,060
AvalonBay Communities Inc.	279,141	66,067,092
Boston Properties Inc.	312,568	35,520,227
Brandywine Realty Trust	338,167	4,480,713
Brixmor Property Group Inc.	592,736	13,893,732
Broadstone Net Lease Inc.	307,671	8,180,972
Camden Property Trust	194,747	31,763,236
CareTrust REIT Inc.	189,623	3,934,677
Centerspace	28,096	2,844,439
Columbia Property Trust Inc.	229,583	4,401,106
Community Healthcare Trust Inc.	47,093	2,252,929
CoreSite Realty Corp.	87,682	12,491,178
Corporate Office Properties Trust	224,801	6,096,603
Cousins Properties Inc.	297,005	11,764,368

Security	Shares	Value

United States (continued)
CubeSmart	401,850	$22,105,768
CyrusOne Inc.	248,094	20,348,670
DiamondRock Hospitality Co.(a)	417,195	3,771,443
Digital Realty Trust Inc.	562,063	88,699,162
DigitalBridge Group Inc.(a)	965,656	6,469,895
Diversified Healthcare Trust	473,348	1,722,987
Douglas Emmett Inc.	333,369	10,894,499
Duke Realty Corp.	749,421	42,147,437
Easterly Government Properties Inc.	168,177	3,536,762
EastGroup Properties Inc.	79,074	15,639,256
Empire State Realty Trust Inc., Class A	285,215	2,760,881
EPR Properties	148,389	7,450,612
Equinix Inc.	179,074	149,897,473
Equity Commonwealth(a)	233,431	6,052,866
Equity LifeStyle Properties Inc.	347,858	29,397,480
Equity Residential	738,023	63,765,187
Essential Properties Realty Trust Inc.	232,931	6,939,014
Essex Property Trust Inc.	129,745	44,104,218
Extra Space Storage Inc.	262,572	51,823,836
Federal Realty Investment Trust	154,482	18,591,909
First Industrial Realty Trust Inc.	257,586	14,999,233
Four Corners Property Trust Inc.	152,366	4,418,614
Gaming and Leisure Properties Inc.	441,308	21,399,025
Getty Realty Corp.	79,081	2,540,082
Global Net Lease Inc.	200,879	3,218,082
Healthcare Realty Trust Inc.	289,265	9,563,101
Healthcare Trust of America Inc., Class A	435,682	14,547,422
Healthpeak Properties Inc.	1,079,364	38,328,216
Highwoods Properties Inc.	205,569	9,217,714
Host Hotels & Resorts Inc.(a)	1,415,397	23,821,131
Hudson Pacific Properties Inc.	296,617	7,637,888
Independence Realty Trust Inc.	209,588	4,952,564
Industrial Logistics Properties Trust	129,572	3,639,677
Innovative Industrial Properties Inc.	47,058	12,380,489
Invitation Homes Inc.	1,154,355	47,617,144
JBG SMITH Properties	248,414	7,169,228
Kilroy Realty Corp.	232,387	15,658,236
Kimco Realty Corp.	1,162,981	26,283,371
Kite Realty Group Trust	432,416	8,778,054
Lexington Realty Trust	546,591	7,963,831
Life Storage Inc.	155,715	20,836,224
LTC Properties Inc.	77,639	2,473,578
Macerich Co. (The)	425,310	7,693,858
Mack-Cali Realty Corp.(a)	175,185	3,186,615
Medical Properties Trust Inc.	1,183,010	25,233,603
Mid-America Apartment Communities Inc.	230,998	47,172,101
Monmouth Real Estate Investment Corp.	189,979	3,581,104
National Health Investors Inc.	87,062	4,682,194
National Retail Properties Inc.	349,691	15,861,984
National Storage Affiliates Trust	161,474	10,085,666
NexPoint Residential Trust Inc.	44,387	3,143,487
Office Properties Income Trust	95,506	2,446,864
Omega Healthcare Investors Inc.	477,774	14,027,445
Paramount Group Inc.	372,373	3,157,723
Park Hotels & Resorts Inc.(a)	469,726	8,704,023
Pebblebrook Hotel Trust(b)	258,807	5,812,805
Physicians Realty Trust	428,863	8,152,686
Piedmont Office Realty Trust Inc., Class A	247,187	4,390,041
Prologis Inc.	1,477,253	214,142,595
PS Business Parks Inc.	40,107	7,127,014

16	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Public Storage	301,949	$100,301,419
Realty Income Corp.	780,065	55,720,043
Regency Centers Corp.	338,039	23,801,326
Retail Opportunity Investments Corp.	236,673	4,205,679
Rexford Industrial Realty Inc.	276,012	18,548,006
RLJ Lodging Trust	329,535	4,751,895
RPT Realty	160,818	2,137,271
Ryman Hospitality Properties Inc.(a)	107,196	9,169,546
Sabra Health Care REIT Inc.	438,852	6,209,756
Safehold Inc.(b)	35,677	2,665,072
Service Properties Trust	327,329	3,525,333
Simon Property Group Inc.	653,186	95,744,004
SITE Centers Corp.	345,004	5,482,113
SL Green Realty Corp.	134,166	9,401,012
Spirit Realty Capital Inc.	237,949	11,642,844
STAG Industrial Inc.	324,877	14,141,896
STORE Capital Corp.	489,020	16,788,057
Summit Hotel Properties Inc.(a)	206,882	2,068,820
Sun Communities Inc.	229,337	44,945,465
Sunstone Hotel Investors Inc.(a)	433,630	5,350,994
Tanger Factory Outlet Centers Inc.	202,802	3,407,074
Terreno Realty Corp.	138,521	10,130,041
UDR Inc.	591,232	32,831,113
Universal Health Realty Income Trust	25,557	1,455,982
Urban Edge Properties	230,877	4,047,274
Ventas Inc.	786,408	41,970,595
VEREIT Inc.	458,118	23,043,335
VICI Properties Inc.	1,175,384	34,497,520
Vornado Realty Trust	351,263	14,974,342
Washington REIT	168,555	4,272,869
Welltower Inc.	846,573	68,064,469
WP Carey Inc.	365,802	28,206,992
Xenia Hotels & Resorts Inc.(a)	227,255	4,045,139

		2,369,525,974

Total Common Stocks — 99.7% (Cost: $2,867,032,295)		3,388,320,753

Preferred Stocks

Bermuda — 0.0%
Brookfield Property Partners LP, 6.25%	4,436	110,146

Total Preferred Stocks — 0.0% (Cost: $109,587)		110,146

Security	Shares	Value

Rights

Thailand — 0.0%
WHA Premium Growth Freehold & Leasehold REIT, NVS (Expires 11/18/21)(a)	407,362	$3,683

Total Rights — 0.0% (Cost: $0)		3,683

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(d)(e)(f)	11,511,770	11,517,526
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	5,240,000	5,240,000

		16,757,526

Total Short-Term Investments — 0.5% (Cost: $16,752,104)		16,757,526

Total Investments in Securities — 100.2% (Cost: $2,883,893,986)		3,405,192,108

Other Assets, Less Liabilities — (0.2)%		(5,780,118)

Net Assets — 100.0%		$3,399,411,990

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Global REIT ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,189,362	$2,327,473	(a)	$—		$2,306	$(1,615)	$11,517,526	11,511,770	$72,622	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,480,000	—		(1,240,000	)(a)	—	—	5,240,000	5,240,000	175		—

						$2,306	$(1,615)	$16,757,526		$72,797		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	6	12/16/21	$825	$1,881
Dow Jones U.S. Real Estate Index	174	12/17/21	7,397	239,836

				$241,717

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$241,717

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,098,858

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(418,193)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,894,517

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

18	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® Global REIT ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,643,976,795	$744,343,958	$—	$3,388,320,753
Preferred Stocks	110,146	—	—	110,146
Rights	—	3,683	—	3,683
Money Market Funds	16,757,526	—	—	16,757,526

	$2,660,844,467	$744,347,641	$—	$3,405,192,108

Derivative financial instruments(a)
Assets
Futures Contracts	$239,836	$1,881	$—	$241,717

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) October 31, 2021	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 9.2%
Abacus Property Group	162,488	$438,818
APN Industria REIT	87,542	222,760
Arena REIT	109,995	374,357
Aventus Group	142,752	368,221
BWP Trust	166,041	531,983
Centuria Industrial REIT	158,269	436,549
Centuria Office REIT	158,193	287,089
Charter Hall Long Wale REIT	185,283	679,731
Charter Hall Retail REIT	166,566	516,748
Charter Hall Social Infrastructure REIT	112,779	324,571
Cromwell Property Group	483,064	295,630
Dexus	372,105	3,052,296
GPT Group (The)	662,718	2,587,282
Growthpoint Properties Australia Ltd.	95,535	299,821
Home Consortium Ltd.	47,136	282,246
HomeCo Daily Needs REIT	130,397	141,251
Hotel Property Investments	59,163	159,728
Ingenia Communities Group	102,715	507,843
Lifestyle Communities Ltd.	32,384	534,672
Mirvac Group	1,360,749	2,904,062
National Storage REIT	396,144	717,229
Scentre Group	1,793,975	4,091,851
Shopping Centres Australasia Property Group	370,813	779,025
Stockland	825,129	2,844,171
Vicinity Centres	1,305,468	1,704,920
Waypoint REIT	274,187	565,309

		25,648,163

Austria — 0.2%
CA Immobilien Anlagen AG	14,457	620,335

Belgium — 2.9%
Aedifica SA	12,449	1,660,075
Ascencio	1,580	91,056
Befimmo SA	7,610	311,419
Cofinimmo SA	10,400	1,677,873
Intervest Offices & Warehouses NV	7,986	232,892
Leasinvest Real Estate SCA	1,405	129,610
Montea NV	4,251	630,978
Retail Estates NV	3,474	278,201
Shurgard Self Storage SA	8,553	524,025
Warehouses De Pauw CVA	48,671	2,216,307
Xior Student Housing NV	6,919	409,516

		8,161,952

Canada — 7.4%
Allied Properties REIT	43,159	1,491,524
Artis REIT	31,990	302,943
Boardwalk REIT	13,229	570,698
Canadian Apartment Properties REIT	59,061	2,883,853
Chartwell Retirement Residences(a)	73,849	712,473
Choice Properties REIT	88,245	1,061,707
Cominar REIT	58,301	544,099
Crombie REIT	33,319	497,524
Dream Industrial REIT	68,709	941,029
Dream Office REIT	12,821	241,896
First Capital Real Estate Investment Trust	74,345	1,062,071
Granite REIT	21,310	1,727,391
H&R Real Estate Investment Trust	96,656	1,328,473
InterRent REIT	44,867	657,271

Security	Shares	Value

Canada (continued)
Killam Apartment REIT	36,932	$678,599
NorthWest Healthcare Properties REIT	63,514	681,534
RioCan REIT	109,423	1,970,781
SmartCentres Real Estate Investment Trust	44,464	1,120,582
Summit Industrial Income REIT	54,016	1,031,786
Tricon Residential Inc.	81,866	1,191,344

		20,697,578

Finland — 0.6%
Citycon OYJ	26,863	220,815
Kojamo OYJ	67,022	1,501,598

		1,722,413

France — 3.6%
Carmila SA	14,234	215,695
Covivio	17,205	1,490,192
Gecina SA	17,816	2,493,148
ICADE	11,170	875,972
Klepierre SA	62,709	1,492,867
Mercialys SA	21,364	232,081
Unibail-Rodamco-Westfield(a)(b)	46,629	3,329,529

		10,129,484

Germany — 8.9%
ADLER Group SA(c)	31,622	428,791
alstria office REIT-AG	61,140	1,142,819
Aroundtown SA	414,736	2,882,212
Deutsche EuroShop AG	17,907	364,482
Deutsche Wohnen SE	20,347	1,042,251
Grand City Properties SA	33,942	869,379
Hamborner REIT AG	24,524	275,231
LEG Immobilien SE	25,200	3,748,324
Sirius Real Estate Ltd.	331,338	612,048
TAG Immobilien AG	43,386	1,318,113
TLG Immobilien AG	2,517	92,090
Vonovia SE	198,793	12,059,339

		24,835,079

Hong Kong — 11.5%
Champion REIT	688,000	360,877
CK Asset Holdings Ltd.	682,500	4,215,840
Hang Lung Properties Ltd.	702,000	1,629,239
Henderson Land Development Co. Ltd.	446,000	1,867,482
Hongkong Land Holdings Ltd.(a)	400,800	2,213,326
Hysan Development Co. Ltd.	210,000	730,094
Link REIT	719,100	6,370,822
New World Development Co. Ltd.	492,333	2,135,460
Prosperity REIT	409,000	160,720
Sino Land Co. Ltd.	1,190,800	1,565,169
Sun Hung Kai Properties Ltd.	491,000	6,509,836
Sunlight REIT	362,000	209,370
Swire Properties Ltd.	362,000	970,510
Wharf Real Estate Investment Co. Ltd.	566,900	3,201,997

		32,140,742

Ireland — 0.2%
Hibernia REIT PLC	225,703	328,750
Irish Residential Properties REIT PLC	150,823	284,193

		612,943

Israel — 0.6%
Amot Investments Ltd.	50,271	384,254
Azrieli Group Ltd.	12,697	1,187,466

		1,571,720

20	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA(b)	24,163	$105,950

Japan — 23.7%
Activia Properties Inc.	237	971,622
Advance Residence Investment Corp.	443	1,453,670
Aeon Mall Co. Ltd.	41,300	605,033
AEON REIT Investment Corp.	535	723,236
Comforia Residential REIT Inc.	216	629,191
Daiwa House REIT Investment Corp.	727	2,086,223
Daiwa Office Investment Corp.	93	600,305
Daiwa Securities Living Investments Corp.	671	677,855
Frontier Real Estate Investment Corp.	166	734,407
Fukuoka REIT Corp.	252	374,022
Global One Real Estate Investment Corp.	335	345,044
GLP J-REIT	1,465	2,389,502
Hankyu Hanshin REIT Inc.	225	331,840
Heiwa Real Estate REIT Inc.	319	445,374
Hoshino Resorts REIT Inc.	76	496,246
Hulic Co. Ltd.	143,100	1,375,977
Hulic Reit Inc.	407	616,600
Ichigo Office REIT Investment Corp.	396	299,973
Industrial & Infrastructure Fund Investment Corp.	659	1,208,307
Invesco Office J-Reit Inc.	988	196,618
Invincible Investment Corp.	1,698	671,302
Japan Excellent Inc.	432	521,609
Japan Hotel REIT Investment Corp.	1,536	927,604
Japan Logistics Fund Inc.	300	896,249
Japan Metropolitan Fund Invest	2,375	2,181,483
Japan Prime Realty Investment Corp.	304	1,115,044
Japan Real Estate Investment Corp.	449	2,752,026
Kenedix Office Investment Corp.	130	823,126
Kenedix Residential Next Investment Corp.	341	655,821
Kenedix Retail REIT Corp.	203	517,964
LaSalle Logiport REIT	618	1,028,057
Mitsubishi Estate Co. Ltd.	393,600	5,981,533
Mitsubishi Estate Logistics REIT Investment Corp.	130	562,141
Mitsui Fudosan Co. Ltd.	318,000	7,270,700
Mitsui Fudosan Logistics Park Inc.	172	914,516
Mori Hills REIT Investment Corp.	548	743,000
Mori Trust Sogo REIT Inc.	345	445,719
Nippon Accommodations Fund Inc.	159	885,852
Nippon Building Fund Inc.	512	3,326,435
Nippon Prologis REIT Inc.	772	2,578,506
Nippon REIT Investment Corp.	149	572,787
Nomura Real Estate Holdings Inc.	38,500	938,606
Nomura Real Estate Master Fund Inc.	1,550	2,321,073
NTT UD REIT Investment Corp.	439	582,745
Orix JREIT Inc.	912	1,513,103
Sekisui House Reit Inc.	1,382	1,044,791
SOSiLA Logistics REIT Inc.	208	312,770
Starts Proceed Investment Corp.	78	163,868
Sumitomo Realty & Development Co. Ltd.	136,400	4,929,484
Tokyo Tatemono Co. Ltd.	68,400	1,005,371
Tokyu REIT Inc.	301	505,017
United Urban Investment Corp.	1,019	1,270,243

		66,519,590

Malta — 0.0%
BGP Holdings PLC(b)(d)	6,603,392	76

Security	Shares	Value

Netherlands — 0.4%
Eurocommercial Properties NV	17,391	$405,899
NSI NV	6,422	257,607
Vastned Retail NV	5,992	170,766
Wereldhave NV	14,045	218,021
		1,052,293

New Zealand — 0.8%
Argosy Property Ltd.	285,832	319,915
Goodman Property Trust	375,379	669,351
Kiwi Property Group Ltd.	536,352	449,770
Precinct Properties New Zealand Ltd.	425,967	509,920
Stride Property Group	145,021	247,334

		2,196,290

Norway — 0.3%
Entra ASA(c)	30,623	764,134

Singapore — 7.9%
AIMS APAC REIT	189,300	202,145
ARA LOGOS Logistics Trust	437,000	292,121
Ascendas REIT	1,177,890	2,697,876
Ascott Residence Trust	627,000	479,440
CapitaLand Integrated Commercial Trust	1,647,707	2,623,900
Capitaland Investment Ltd/Singapore(b)	891,000	2,272,925
CDL Hospitality Trusts	280,500	249,603
City Developments Ltd.	162,900	884,296
Cromwell European Real Estate Investment Trust	108,800	333,298
ESR-REIT	916,100	326,087
Far East Hospitality Trust(a)	331,400	158,620
Fortune REIT	467,000	484,396
Frasers Centrepoint Trust	367,149	656,535
Frasers Logistics & Commercial Trust	967,800	1,089,774
Keppel DC REIT(a)	417,771	739,739
Keppel Pacific Oak US REIT	289,000	229,755
Keppel REIT(a)	741,600	620,691
Lendlease Global Commercial REIT	302,200	196,221
Manulife US Real Estate Investment Trust	503,500	358,234
Mapletree Commercial Trust	761,317	1,231,447
Mapletree Industrial Trust	643,145	1,312,896
Mapletree Logistics Trust	995,337	1,492,541
OUE Commercial Real Estate Investment Trust	733,000	244,605
Parkway Life REIT	133,800	462,371
Prime U.S. REIT	217,900	188,278
SPH REIT	322,000	233,082
Starhill Global REIT	484,200	231,873
Suntec REIT	720,800	798,026
UOL Group Ltd.	169,200	907,492

		21,998,267

Spain — 0.9%
Inmobiliaria Colonial Socimi SA	116,471	1,132,326
Lar Espana Real Estate Socimi SA	21,883	133,061
Merlin Properties Socimi SA	115,277	1,248,413

		2,513,800

Sweden — 6.6%
Atrium Ljungberg AB, Class B	15,224	349,578
Castellum AB	71,455	1,904,535
Catena AB	9,603	584,812
Cibus Nordic Real Estate AB	13,536	358,102
Corem Property Group AB, Class B	223,874	742,945
Dios Fastigheter AB	29,630	344,729
Fabege AB	88,555	1,498,928

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Fastighets AB Balder, Class B(b)	34,789	$2,522,479
Hufvudstaden AB, Class A	37,403	598,495
K-Fast Holding AB(b)	21,256	194,862
Kungsleden AB	64,614	887,803
Nyfosa AB	62,419	1,053,157
Pandox AB(b)	30,316	534,448
Platzer Fastigheter Holding AB, Class B	18,688	304,648
Sagax AB, Class B	59,386	2,324,334
Samhallsbyggnadsbolaget i Norden AB	343,705	2,305,241
Wallenstam AB, Class B	58,091	1,019,573
Wihlborgs Fastigheter AB	45,694	1,083,324

		18,611,993

Switzerland — 2.4%
Allreal Holding AG, Registered	4,851	1,025,725
Hiag Immobilien Holding AG	1,037	109,861
Intershop Holding AG	386	241,566
Mobimo Holding AG, Registered	2,226	750,023
Peach Property Group AG	3,151	213,371
PSP Swiss Property AG, Registered	14,890	1,861,339
Swiss Prime Site AG, Registered	25,956	2,638,850

		6,840,735

United Kingdom — 11.3%
Aberdeen Standard European Logistics Income PLC(c)	107,241	165,110
Assura PLC	903,580	901,478
Big Yellow Group PLC	58,736	1,188,867
BMO Commercial Property Trust Ltd.	181,499	254,352
BMO Real Estate Investments Ltd.	79,172	92,351
British Land Co. PLC (The)	319,709	2,158,667
Capital & Counties Properties PLC	252,589	569,696
Civitas Social Housing PLC	214,918	276,185
CLS Holdings PLC	56,322	172,331
Custodian REIT PLC	130,964	174,212
Derwent London PLC	34,923	1,615,391
Empiric Student Property PLC(b)	208,453	252,472
GCP Student Living PLC	156,409	450,343
Grainger PLC	250,311	1,052,768
Great Portland Estates PLC	88,400	883,952
Hammerson PLC(a)	1,444,274	634,146
Helical PLC	35,075	221,077
Impact Healthcare REIT PLC	89,515	144,802
Intu Properties PLC(a)(d)	6,694	—
Land Securities Group PLC	246,307	2,313,926
LondonMetric Property PLC	302,604	1,082,276
LXI REIT PLC	240,300	482,153
NewRiver REIT PLC	100,034	106,646
Phoenix Spree Deutschland Ltd.	28,065	154,018
Picton Property Income Ltd. (The)	192,278	255,511

Security	Shares	Value

United Kingdom (continued)
Primary Health Properties PLC	453,644	$952,759
PRS REIT PLC (The)	161,326	225,198
Regional REIT Ltd.(c)	124,309	149,326
Safestore Holdings PLC	71,266	1,172,324
Schroder REIT Ltd.	173,023	118,869
Segro PLC	413,844	7,314,504
Shaftesbury PLC	95,498	815,089
Standard Life Investment Property Income Trust Ltd.	133,121	133,904
Target Healthcare REIT PLC	177,431	289,445
Triple Point Social Housing REIT PLC(c)	122,509	163,636
Tritax Big Box REIT PLC	645,596	1,986,779
Tritax EuroBox PLC(c)	277,933	429,052
UK Commercial Property REIT Ltd.	251,632	261,257
UNITE Group PLC (The)	110,298	1,646,836
Workspace Group PLC	45,752	514,687

		31,776,395

Total Common Stocks — 99.4% (Cost: $278,108,119)		278,519,932

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(e)(f)(g)	4,050,550	4,052,576
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	640,000	640,000

		4,692,576

Total Short-Term Investments — 1.7% (Cost: $4,692,576)		4,692,576

Total Investments in Securities — 101.1% (Cost: $282,800,695)		283,212,508

Other Assets, Less Liabilities — (1.1)%		(3,152,916)

Net Assets — 100.0%		$280,059,592

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

22	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® International Developed Real Estate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,765,455	$2,287,151	(a)	$—	$(226)	$196	$4,052,576	4,050,550	$34,976	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	110,000	530,000	(a)	—	—	—	640,000	640,000	5		—

					$(226)	$196	$4,692,576		$34,981		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SGX MSCI Singapore Index	12	11/29/21	$328	$(770)
TOPIX Index	2	12/09/21	350	120
Dow Jones U.S. Real Estate Index	22	12/17/21	935	25,169
Euro STOXX 50 Index	4	12/17/21	196	2,997

				$27,516

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$28,286

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$770

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$151,187

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(31,277)

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® International Developed Real Estate ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,891,030

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$57,446,364	$221,073,492	$76	$278,519,932
Money Market Funds	4,692,576	—	—	4,692,576

	$62,138,940	$221,073,492	$76	$283,212,508

Derivative financial instruments(a)
Assets
Futures Contracts	$25,169	$3,117	$—	$28,286
Liabilities
Futures Contracts	—	(770)	—	(770)

	$25,169	$2,347	$—	$27,516

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

October 31, 2021

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,698,371,054	$2,531,525,673	$3,388,434,582	$278,519,932
Affiliated(c)	3,800,000	9,096,418	16,757,526	4,692,576
Cash	6,345	8,470	2,396	21,591
Foreign currency, at value(d)	—	—	1,558,999	549,619
Cash pledged:
Futures contracts	184,000	358,000	405,000	49,000
Foreign currency collateral pledged:
Futures contracts(e)	—	—	67,703	39,239
Receivables:
Investments sold	30,527,543	—	13	1,424,236
Securities lending income — Affiliated	—	242	45,248	24,591
Capital shares sold	—	96,791	5,804	—
Dividends	298,234	807,509	3,752,561	723,535
Tax reclaims	—	—	458,542	157,215

Total assets	2,733,187,176	2,541,893,103	3,411,488,374	286,201,534

LIABILITIES
Collateral on securities loaned, at value	—	2,466,515	11,520,806	4,055,488
Payables:
Investments purchased	31,609,347	—	67,280	1,964,652
Variation margin on futures contracts	36,447	77,162	97,014	12,385
Investment advisory fees	711,832	164,433	391,284	109,417

Total liabilities	32,357,626	2,708,110	12,076,384	6,141,942

NET ASSETS	$2,700,829,550	$2,539,184,993	$3,399,411,990	$280,059,592

NET ASSETS CONSIST OF:
Paid-in capital	$2,136,181,982	$2,157,697,235	$2,985,533,675	$371,559,974
Accumulated earnings (loss)	564,647,568	381,487,758	413,878,315	(91,500,382)

NET ASSETS	$2,700,829,550	$2,539,184,993	$3,399,411,990	$280,059,592

Shares outstanding	38,400,000	40,250,000	116,350,000	9,600,000

Net asset value	$70.33	$63.09	$29.22	$29.17

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$2,458,690	$11,083,089	$2,256,153
(b) Investments, at cost — Unaffiliated	$2,004,229,706	$2,156,405,627	$2,867,141,882	$278,108,119
(c) Investments, at cost — Affiliated	$3,800,000	$9,096,418	$16,752,104	$4,692,576
(d) Foreign currency, at cost	$—	$—	$1,563,338	$549,996
(e) Foreign currency collateral pledged, at cost	$—	$—	$70,702	$39,772

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Operations  (unaudited)

Six Months Ended October 31, 2021

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF

INVESTMENT INCOME
Dividends — Unaffiliated.	$24,894,760	$24,518,065	$43,114,968	$4,336,599
Dividends — Affiliated	102	140	175	5
Securities lending income — Affiliated — net	—	1,003	72,622	34,976
Foreign taxes withheld	—	—	(2,015,658)	(333,882)

Total investment income	24,894,862	24,519,208	41,172,107	4,037,698

EXPENSES
Investment advisory fees	4,033,154	902,582	2,299,514	642,281

Total expenses	4,033,154	902,582	2,299,514	642,281

Net investment income	20,861,708	23,616,626	38,872,593	3,395,417

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,321,614)	(4,548,208)	(33,681,146)	1,266,292
Investments — Affiliated	—	(96)	2,306	(226)
In-kind redemptions — Unaffiliated	23,254,461	48,198,283	62,254,244	—
Futures contracts	489,121	527,063	2,098,858	151,187
Foreign currency transactions	—	—	(82,074)	(12,602)

Net realized gain	22,421,968	44,177,042	30,592,188	1,404,651

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	260,598,970	198,478,331	204,452,532	4,023,035
Investments — Affiliated	—	12	(1,615)	196
Futures contracts	(291,547)	41,136	(418,193)	(31,277)
Foreign currency translations	—	—	(49,156)	(12,726)

Net change in unrealized appreciation (depreciation)	260,307,423	198,519,479	203,983,568	3,979,228

Net realized and unrealized gain	282,729,391	242,696,521	234,575,756	5,383,879

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$303,591,099	$266,313,147	$273,448,349	$8,779,296

See notes to financial statements.

26	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Cohen & Steers REIT ETF		IShares Core U.S. REIT ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,861,708	$41,267,035	$23,616,626	$37,726,883
Net realized gain	22,421,968	9,326,475	44,177,042	27,214,457
Net change in unrealized appreciation (depreciation)	260,307,423	458,100,872	198,519,479	442,458,325

Net increase in net assets resulting from operations	303,591,099	508,694,382	266,313,147	507,399,665

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(19,712,397)	(45,075,395)	(22,604,239)	(45,560,203)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	159,618,705	(49,147,842)	308,783,924	185,409,809

NET ASSETS
Total increase in net assets	443,497,407	414,471,145	552,492,832	647,249,271
Beginning of period	2,257,332,143	1,842,860,998	1,986,692,161	1,339,442,890

End of period	$2,700,829,550	$2,257,332,143	$2,539,184,993	$1,986,692,161

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets  (continued)

	iShares Global REIT ETF		iShares International Developed Real Estate ETF
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,872,593	$66,480,813	$3,395,417	$7,695,800
Net realized gain (loss)	30,592,188	(9,755,980)	1,404,651	(9,858,769)
Net change in unrealized appreciation (depreciation)	203,983,568	711,564,829	3,979,228	67,063,690

Net increase in net assets resulting from operations	273,448,349	768,289,662	8,779,296	64,900,721

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(45,750,372)	(61,575,908)	(4,928,366)	(5,659,254)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	88,493,414	476,173,181	19,694,752	(62,111,213)

NET ASSETS
Total increase (decrease) in net assets	316,191,391	1,182,886,935	23,545,682	(2,869,746)
Beginning of period	3,083,220,599	1,900,333,664	256,513,910	259,383,656

End of period	$3,399,411,990	$3,083,220,599	$280,059,592	$256,513,910

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Cohen & Steers REIT ETF
	Six Months Ended 10/31/21 (unaudited	)	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of period	$62.62		$49.68	$55.51	$47.00	$49.84	$50.01

Net investment income(b)	0.56		1.15	1.39	1.28	1.30	1.21
Net realized and unrealized gain (loss)(c)	7.68		13.04	(5.78)	8.74	(2.58)	0.57

Net increase (decrease) from investment operations	8.24		14.19	(4.39)	10.02	(1.28)	1.78

Distributions(d)
From net investment income	(0.53)		(1.25)	(1.44)	(1.51)	(1.56)	(1.95)

Total distributions	(0.53)		(1.25)	(1.44)	(1.51)	(1.56)	(1.95)

Net asset value, end of period	$70.33		$62.62	$49.68	$55.51	$47.00	$49.84

Total Return(e)
Based on net asset value	13.22	%(f)	29.11%	(8.10)%	21.70%	(2.68)%	3.58%

Ratios to Average Net Assets
Total expenses	0.32	%(g)	0.33%	0.34%	0.34%	0.34%	0.34%

Net investment income	1.67	%(g)	2.15%	2.43%	2.51%	2.63%	2.37%

Supplemental Data
Net assets, end of period (000)	$2,700,830		$2,257,332	$1,842,861	$2,187,126	$2,476,649	$3,239,748

Portfolio turnover rate(h)	7	%(f)	27%	19%	17%	12%	8%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core U.S. REIT ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$56.60		$42.45	$51.60	$45.73	$48.93	$47.95

Net investment income(a)	0.63		1.17	1.62	1.79	1.70	1.27
Net realized and unrealized gain (loss)(b)	6.47		14.39	(8.95)	6.59	(3.20)	1.60

Net increase (decrease) from investment operations	7.10		15.56	(7.33)	8.38	(1.50)	2.87

Distributions(c)
From net investment income	(0.61)		(1.41)	(1.80)	(2.44)	(1.70)	(1.89)
From net realized gain	—		—	(0.02)	(0.07)	—	—

Total distributions	(0.61)		(1.41)	(1.82)	(2.51)	(1.70)	(1.89)

Net asset value, end of period	$63.09		$56.60	$42.45	$51.60	$45.73	$48.93

Total Return(d)
Based on net asset value	12.60	%(e)	37.43%	(14.60)%	18.82%	(3.18)%	6.02%

Ratios to Average Net Assets
Total expenses	0.08	%(f)	0.08%	0.08%	0.08%	0.08%	0.28%

Net investment income	2.09	%(f)	2.48%	3.12%	3.64%	3.60%	2.57%

Supplemental Data
Net assets, end of period (000)	$2,539,185		$1,986,692	$1,339,443	$1,290,051	$514,475	$124,765

Portfolio turnover rate(g)	3	%(e)	5%	8%	11%	8%	30%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

30	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$27.22		$20.42	$26.53	$24.82	$25.42	$26.35

Net investment income(a)	0.34		0.66	0.88	0.98	0.97	0.86
Net realized and unrealized gain (loss)(b)	2.06		6.75	(5.54)	2.08	(0.56)	(0.47)

Net increase (decrease) from investment operations	2.40		7.41	(4.66)	3.06	0.41	0.39

Distributions(c)
From net investment income	(0.40)		(0.61)	(1.45)	(1.35)	(0.99)	(1.29)
From net realized gain	—		—	—	—	(0.02)	(0.03)

Total distributions	(0.40)		(0.61)	(1.45)	(1.35)	(1.01)	(1.32)

Net asset value, end of period	$29.22		$27.22	$20.42	$26.53	$24.82	$25.42

Total Return(d)
Based on net asset value	8.86	%(e)	36.95%	(18.47)%	12.77%	1.61%	1.53%

Ratios to Average Net Assets
Total expenses	0.14	%(f)	0.14%	0.14%	0.14%	0.14%	0.14%

Net investment income	2.37	%(f)	2.91%	3.36%	3.85%	3.83%	3.31%

Supplemental Data
Net assets, end of period (000)	$3,399,412		$3,083,221	$1,900,334	$1,637,157	$913,379	$350,819

Portfolio turnover rate(g)	8	%(e)	6%	8%	9%	7%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations. (d) Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of period	$28.82		$22.75	$29.65	$30.40	$28.11	$30.06

Net investment income(a)	0.38		0.78	0.86	0.93	0.91	0.82
Net realized and unrealized gain (loss)(b)	0.52		5.86	(5.47)	(0.55)	2.86	(0.76)

Net increase (decrease) from investment operations	0.90		6.64	(4.61)	0.38	3.77	0.06

Distributions(c)
From net investment income	(0.55)		(0.57)	(2.29)	(1.13)	(1.48)	(2.01)

Total distributions	(0.55)		(0.57)	(2.29)	(1.13)	(1.48)	(2.01)

Net asset value, end of period	$29.17		$28.82	$22.75	$29.65	$30.40	$28.11

Total Return(d)
Based on net asset value	3.12	%(e)	29.62%	(16.93)%	1.39%	13.69%	0.63	%(f)

Ratios to Average Net Assets
Total expenses	0.48	%(g)	0.48%	0.48%	0.48%	0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	N/A		0.48%	N/A	0.48%	N/A	0.48%

Net investment income	2.54	%(g)	3.08%	2.99%	3.20%	3.08%	2.85	%(f)

Supplemental Data
Net assets, end of period (000)	$280,060		$256,514	$259,384	$477,332	$535,093	$519,971

Portfolio turnover rate(h)	10	%(e)	9%	10%	8%	8%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases:
•	Total return by 0.04%.
•	Ratio of net investment income to average net assets by 0.01%.

(g) Annualized.

(h) Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cohen & Steers REIT	Non-diversified
Core U.S. REIT	Diversified
Global REIT	Diversified
International Developed Real Estate	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (unaudited) (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

34	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Core U.S. REIT
Barclays Capital, Inc	$230,958	$230,958		$—	$—
BofA Securities, Inc	2,055,090	2,055,090		—	—
Goldman Sachs & Co. LLC	172,642	172,642		—	—

	$2,458,690	$2,458,690		$—	$—

Global REIT
BofA Securities, Inc	$903,373	$903,373		$—	$—
Citigroup Global Markets, Inc.	59,670	59,670		—	—
Credit Suisse Securities (USA) LLC	452,200	452,200		—	—
Goldman Sachs & Co. LLC	4,606,787	4,606,787		—	—
HSBC Bank PLC	1,391,033	1,391,033		—	—
J.P. Morgan Securities LLC	998,988	998,988		—	—
Jefferies LLC	2,670,766	2,670,766		—	—
UBS AG	272	272		—	—

	$11,083,089	$11,083,089		$—	$—

International Developed Real Estate
Barclays Capital, Inc	$598,157	$598,157		$—	$—
BofA Securities, Inc	664,354	664,354		—	—
Citigroup Global Markets, Inc.	567,213	567,213		—	—
Goldman Sachs & Co. LLC	184,940	184,940		—	—
HSBC Bank PLC	238,738	238,738		—	—
J.P. Morgan Securities LLC	2,751	2,751		—	—

	$2,256,153	$2,256,153		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (unaudited) (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.3500%
Over $121 billion, up to and including $181 billion	0.3325
Over $181 billion, up to and including $231 billion	0.3159
Over $231 billion, up to and including $281 billion	0.3001
Over $281 billion	0.2851

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core U.S. REIT	0.08%
Global REIT	0.14
International Developed Real Estate	0.48

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

36	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Pursuant to the current securities lending agreement, each of iShares Cohen & Steers REIT ETF and iShares Core U.S. REIT ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core U.S. REIT	$399
Global REIT	16,563
International Developed Real Estate	8,184

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Cohen & Steers REIT	$2,904,591	$2,189,188	$(13,441)
Core U.S. REIT	11,068,492	10,713,826	(1,408,526)
Global REIT	2,658,253	100,641,301	(11,281,864)
International Developed Real Estate	21,745	259,517	(61,710)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$185,231,929	$175,390,072
Core U.S. REIT	82,423,538	73,067,241
Global REIT	314,822,389	273,627,808
International Developed Real Estate	29,227,592	25,029,695

For the six months ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cohen & Steers REIT	$222,579,810	$63,441,557
Core U.S. REIT	464,618,777	159,540,821
Global REIT	228,043,835	170,582,336
International Developed Real Estate	16,842,536	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Cohen & Steers REIT	$130,976,844
Core U.S. REIT	19,015,351
Global REIT	53,903,719
International Developed Real Estate	80,257,865

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cohen & Steers REIT	$2,029,826,374	$727,835,354	$(55,384,578)	$672,450,776
Core U.S. REIT	2,185,032,207	468,734,030	(112,859,153)	355,874,877
Global REIT	2,974,696,943	644,794,723	(214,057,841)	430,736,882
International Developed Real Estate	294,281,463	41,383,165	(52,424,604)	(11,041,439)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

38	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

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Notes to Financial Statements  (unaudited) (continued)

Transactions in capital shares were as follows:

	Six Months Ended 10/31/21		Year Ended 04/30/21
iShares ETF	Shares	Amount	Shares		Amount
Cohen & Steers REIT
Shares sold	3,300,000	$223,238,079	2,750,000	(a)	$147,340,181
Shares redeemed	(950,000)	(63,619,374)	(3,800,000	)(a)	(196,488,023)

Net increase (decrease)	2,350,000	$159,618,705	(1,050,000)		$(49,147,842)

Core U.S. REIT
Shares sold	7,800,000	$469,722,768	10,850,000		$516,994,095
Shares redeemed	(2,650,000)	(160,938,844)	(7,300,000)		(331,584,286)

Net increase	5,150,000	$308,783,924	3,550,000		$185,409,809

Global REIT
Shares sold	9,500,000	$269,758,857	25,850,000		$596,282,883
Shares redeemed	(6,400,000)	(181,265,443)	(5,650,000)		(120,109,702)

Net increase	3,100,000	$88,493,414	20,200,000		$476,173,181

International Developed Real Estate
Shares sold	700,000	$19,694,752	600,000		$13,805,489
Shares redeemed	—	—	(3,100,000)		(75,916,702)

Net increase (decrease)	700,000	$19,694,752	(2,500,000)		$(62,111,213)

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Board Review and Approval of Investment Advisory Contract

iShares Cohen & Steers REIT ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Core U.S. REIT ETF, iShares Global REIT ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

42	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares International Developed Real Estate ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

44	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Cohen & Steers REIT(a)	$0.418539	$—	$0.115332	$0.533871	78%	—%	22%	100%
Core U.S. REIT(a)	0.487090	—	0.124849	0.611939	80	—	20	100
Global REIT(a)	0.330100	—	0.069059	0.399159	83	—	17	100
International Developed Real Estate(a)	0.529969	—	0.023780	0.553749	96	—	4	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

S U P P L E M E N T A L I N F O R M A T I O N	47

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

48	2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	49

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc. or FTSE International Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-SAR-405-1021

(b) Not Applicable

Item 2.	Code of Ethics.

Not applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Not applicable to this semi-annual report.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a) (4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 05, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 05, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: January 05, 2022